As filed with the SEC on January 9, 2006.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-4556

TRANSAMERICA IDEX MUTUAL FUNDS
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

John K. Carter, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 - October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1: Report(s) to Shareholders.

Annual Report

October 31, 2005

www.transamericaidex.com

Investor Services 1-888-233-IDEX (4339)
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: AFSG Securities Corporation, Member NASD

Dear Shareholder,

On behalf of Transamerica IDEX Mutual Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that an annual report be sent to all shareholders, and we believe it to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a summary of significant accounting policies followed by the Fund in the preparation of the financial statements, and includes matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading the contents of this report. During the past six months, the market environment has been closely tied to investor expectations of inflation and oil prices. Hurricanes Katrina and Rita have exerted additional pressure on oil prices, increased concern over consumer spending patterns, and have lowered expectations for Gross Domestic Product (GDP) growth in the near term. The Federal Reserve has continued to raise interest rates, which has raised investor fears of a slowdown in the economy. While economic growth continues to remain positive, creating investment opportunities, given this economic backdrop it is prudent to maintain a diversified portfolio and avoid speculation as investment returns have been historically difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is the key resource to help you build a comprehensive picture of your current and future financial needs. In addition, financial advisors are familiar with the market's history, including long-term returns and volatility of various asset classes.

With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Brian C. Scott President Transamerica IDEX Mutual Funds	Christopher Staples Vice President – Investment Management Transamerica IDEX Mutual Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica IDEX Mutual Funds. These views are subject to change based upon market conditions. These views should not be relied on as investment advice and are not indicative of a trading intent on behalf of the Transamerica IDEX Mutual Funds.

TA IDEX American Century International

MARKET ENVIRONMENT

Many of the world's equity markets advanced during the twelve months ended October 31, 2005, demonstrating their resilience in the face of: surging prices for commodities, especially oil; a terrorist attack in London; destructive hurricanes; and numerous interest-rate increases by the Federal Reserve Board ("Fed").

Against this backdrop, the portfolio advanced but underperformed its benchmark, the Morgan Stanley Capital International EAFE Index ("MSCI-EAFE"). Each of the ten sectors in which we were invested advanced, with our complement of financial holdings, the portfolio's heaviest sector stake, posting the largest contribution to absolute return.

On a relative basis, the portfolio's consumer discretionary and telecommunication services sectors contributed most. But several sectors, notably materials and consumer staples, underperformed the MSCI-EAFE, ultimately causing the portfolio to lag the benchmark.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX American Century International, Class A returned 15.17%. By comparison its benchmark, the MSCI-EAFE returned 18.59%.

STRATEGY REVIEW

Financials contributed most to absolute return. The portfolio's position in commercial banks led the gains. Anglo Irish Bank Company plc made one of the period's largest contributions to total return. The bank reported record growth in lending during the period, partly due to strong loan demand in Ireland. Financials, however, lagged the MSCI-EAFE, due mostly to companies in the capital markets industry.

Our complement of holdings in the industrials sector made the second-largest contribution to absolute return. Companies in construction and engineering led the advance. Pacing the gains were Spain's Grupo Ferrovial S.A. ("Grupo"), one of Spain's largest construction companies, and Vinci SA ("Vinci"), a French construction company. Vinci benefited from concessions that manage parking lots, toll-road operations, and numerous construction projects in France and elsewhere. The industrials sector also made the period's third-largest relative contribution, outperforming the MSCI-EAFE partly on the strength of our overweight positions in Grupo and Vinci. Grupo was among the securities contributing most to absolute and relative performance during the period.

The portfolio's holdings in the consumer discretionary sector delivered the best performance against the MSCI-EAFE, due mostly to effective security selection among specialty retail companies. The portfolio's overweight position in electronics retailer Yamada Denki, Co., Ltd. ("Yamada") led the advance in the specialty retail industry. Japan's Yamada, which benefited from strong sales of thin-panel televisions, contributed more than any other security to relative performance, and also contributed most to absolute return. Our position in the household durables industry also beat the benchmark, partly due to lack of exposure to several Japanese electronics makers that detracted from the MSCI-EAFE.

The consumer discretionary sector, however, also included the position that detracted more than any other security from the portfolio's relative and absolute performance – Next PLC ("Next"). One of the largest clothing retailers in the United Kingdom ("U.K."), Next declined partly because of a slump in consumer spending in the U.K.

Our position in the telecommunications services sector made the second largest contribution to relative performance, mostly due to effective security selection in the wireless telecommunication services industry. We benefited from a portfolio-only position in America Movil, S.A. de C.V. ("America Movil"), Latin America's biggest mobile-phone company. America Movil topped the list of contributors in the wireless industry, and was also among the ten securities contributing most to performance against the MSCI-EAFE.

The materials sector detracted most from the portfolio's relative performance. Holdings in the construction materials industry did much of the damage, with France's Lafarge S.A. ("Lafarge"), one of the world's biggest cement makers, declining after reporting a drop in North American demand and a slowdown in German construction. The containers and packaging industry also declined. Australian packing company Amcor Limited ("Amcor") retreated after announcing that rising materials costs were cutting into profits. Both Lafarge and Amcor were among the securities that detracted most from our performance against the MSCI-EAFE during the period.

The portfolio's consumer staples holdings also detracted from relative performance. Overweight positions in the food staples and retailing, food products and household products industries all lagged the benchmark.

Regarding countries, investments in France, Ireland and Mexico made the largest contribution relative to the MSCI-EAFE, while those in the United Kingdom, Japan and Germany detracted most.

Keith Creveling, CFA

Michael Perelstein

Co-Fund Managers
American Century Global Investment Management, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX American Century International

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	15.17%	(2.25)%	1.97%	2/1/97
Class A (POP)	8.84%	(3.35)%	1.31%	2/1/97
MSCI-EAFE[1]	18.59%	3.42%	5.92%	2/1/97
Class B (NAV)	14.41%	(2.88)%	1.32%	2/1/97
Class B (POP)	9.41%	(3.06)%	1.32%	2/1/97
Class C (NAV)	14.36%	–	12.78%	11/11/02
Class C (POP)	13.36%	–	12.78%	11/11/02

NOTES

1  The Morgan Stanley Capital International-Europe, Australasia, and Far East (MSCI-EAFE) Index is a widely recognized unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX American Century International

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,074.90	1.78%	$9.31
Hypothetical (b)	1,000.00	1,016.23	1.78	9.05
Class B
Actual	1,000.00	1,071.30	2.33	12.16
Hypothetical (b)	1,000.00	1,013.46	2.33	11.82
Class C
Actual	1,000.00	1,071.90	2.33	12.17
Hypothetical (b)	1,000.00	1,013.46	2.33	11.82

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2005

This chart shows the percentage breakdown by region of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

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TA IDEX American Century International

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.6%)
Australia (3.3%)
BHP Billiton, Ltd.	99,704	$1,547
Macquarie Infrastructure Group (a)	247,740	635
National Australia Bank, Ltd.	41,110	1,014
Austria (1.1%)
Erste Bank der Oesterreichischen Sparkassen AG	20,492	1,066
Belgium (1.2%)
KBC Groupe (a)	14,810	1,207
Canada (1.4%)
Canadian Pacific Railway, Ltd.	6,380	262
Shoppers Drug Mart Corp.	9,870	329
Thomson Corp. (The)	23,480	798
China (0.6%)
China Construction Bank–Class H ‡	1,814,427	550
Denmark (0.5%)
Novo Nordisk A/S–Class B	9,740	499
Finland (0.2%)
Nokia OYJ	10,620	177
France (15.5%)
Accor SA	19,260	962
AXA	57,908	1,677
Cie Generale D'Optique Essilor International SA	10,110	833
France Telecom SA	40,560	1,054
Lafarge SA	5,800	477
Pernod-Ricard	3,020	528
PPR SA	8,950	940
Sanofi-Aventis †	12,630	1,011
Schneider Electric SA	8,930	734
Societe Generale–Class A	12,817	1,463
Total SA	11,020	2,766
Veolia Environnement	15,040	626
Vinci SA	13,726	1,073
Vivendi Universal SA	31,780	1,001
Germany (4.8%)
Adidas-Salomon AG	2,130	357
BASF AG	13,500	973
Continental AG	14,110	1,079
Deutsche Telekom AG	10,690	189
E.ON AG	8,740	792
Fresenius Medical Care AG †	10,708	963
Metro AG	6,940	316

	Shares	Value
Greece (3.3%)
Hellenic Telecommunications Organization SA ‡	44,120	$911
National Bank of Greece SA	37,980	1,481
OPAP SA	29,414	848
Ireland (2.7%)
Anglo Irish Bank Corp. PLC	56,100	761
Bank of Ireland	55,710	849
Ryanair Holdings PLC, ADR ‡†	20,010	992
Italy (2.6%)
Banco Popolare di Verona e Novara Scrl	56,340	1,040
ENI-Ente Nazionale Idrocarburi SpA	33,860	907
Saipem SpA	39,180	560
Japan (20.5%)
Advantest Corp. †	6,200	445
Astellas Pharma, Inc.	29,100	1,038
Bank of Yokohama, Ltd. (The)	74,000	600
Daikin Industries, Ltd.	34,400	893
East Japan Railway Co.	200	1,186
Eisai Co., Ltd.	22,000	858
Fuji Photo Film Co., Ltd.	5,900	186
Honda Motor Co., Ltd.	19,300	1,052
Hoya Corp.	15,856	550
KDDI Corp.	170	970
Keyence Corp.	2,100	481
Komatsu, Ltd.	38,000	502
Matsushita Electric Industrial Co., Ltd.	72,000	1,309
Mitsubishi Tokyo Financial Group, Inc.	80	997
Murata Manufacturing Co., Ltd.	20,200	1,002
NGK Insulators, Ltd.	12,000	142
Nippon Express Co., Ltd.	18,000	98
Omron Corp.	4,500	106
ORIX Corp. (a)	6,300	1,173
Osaka Gas Co., Ltd.	264,000	964
Shin-Etsu Chemical Co., Ltd.	20,300	967
Taisei Corp.	254,000	1,120
Takefuji Corp.	12,420	866
Toray Industries, Inc.	134,000	742
Toshiba Corp.	62,000	286
Yamada Denki Co., Ltd.	16,600	1,451
Mexico (1.0%)
America Movil SA de CV–Class L, ADR	26,931	707
Cemex SA de CV, Sponsored ADR	4,820	251
Netherlands (2.9%)
ASML Holding NV ‡	47,090	796
ING Groep NV	38,544	1,111
Royal Numico NV ‡†	23,360	946

The notes to the financial statements are an integral part of this report.

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Annual Report 2005

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TA IDEX American Century International

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Norway (1.7%)
DnB Nor ASA	43,580	$446
Telenor ASA	120,030	1,173
South Korea (0.5%)
Samsung Electronics Co., Ltd.	900	478
Spain (3.9%)
Banco Popular Espanol SA	86,930	1,055
Cintra Concesiones de Infraestructuras de Transporte SA ‡	47,091	558
Grupo Ferrovial SA	13,289	981
Inditex SA	11,320	335
Telefonica SA	53,753	858
Switzerland (8.6%)
ABB, Ltd. ‡	13,120	100
Compagnie Financiere Richemont AG–Class A	20,300	771
Credit Suisse Group	13,610	601
Lonza Group AG	10,730	618
Nestle SA	4,820	1,434
Novartis AG	31,290	1,681
Roche Holding AG-Genusschein	9,417	1,405
Swiss Life Holding	6,270	969
UBS AG	9,876	838
United Kingdom (21.7%)
AstraZeneca PLC	38,710	1,736
BAA PLC	76,820	834
BG Group PLC	88,950	781
BP PLC	243,521	2,691
British American Tobacco PLC	47,990	1,056
Diageo PLC	81,900	1,211
GlaxoSmithKline PLC	96,250	2,503
Legal & General Group PLC	153,860	292
Man Group PLC	30,360	828
National Grid PLC	60,854	557
Next PLC	19,850	469
Reckitt Benckiser PLC	31,583	955
Reed Elsevier PLC	83,830	766
Royal Bank of Scotland Group PLC	48,908	1,354
Smith & Nephew PLC	87,765	743
Tesco PLC	195,190	1,039
Unilever PLC	128,920	1,308
Vodafone Group PLC	540,050	1,418
WPP Group PLC	67,740	666
United States (0.6%)
iShares MSCI EAFE Index Fund	10,000	563
Total Common Stocks (cost: $85,921)		96,113

	Principal	Value
SECURITY LENDING COLLATERAL (3.6%)
Debt (3.3%)
Bank Notes (0.2%)
Bank of America 3.81%, due 06/07/2006 *	$98	$98
3.81%, due 08/10/2006 *	98	98
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	20	20
Certificates of Deposit (0.2%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	78	78
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	62	62
Rabobank Nederland 4.03%, due 05/31/2006 *	98	98
Commercial Paper (0.7%)
Ciesco LLC 4.00%, due 11/03/2005	97	97
General Electric Capital Corp. 3.96%, due 12/05/2005	78	78
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	78	78
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	77	77
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	59	59
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	58	58
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	59	59
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	97 97	97 97
Euro Dollar Overnight (0.8%)
Bank of Montreal 3.79%, due 11/01/2005	59	59
Barclays 3.80%, due 11/04/2005	78	78
BNP Paribas 3.83%, due 11/02/2005	117	117
Deutsche Bank 3.80%, due 11/02/2005	195	195
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	59	59
Royal Bank of Scotland 3.76%, due 11/01/2005	78	78

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

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TA IDEX American Century International

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
Svenska Handlesbanken 4.03%, due 11/01/2005	$100	$100
UBS AG 3.80%, due 11/03/2005	78	78
Euro Dollar Terms (0.3%)
Royal Bank of Scotland 4.00%, due 12/12/2005	78	78
UBS AG 4.02%, due 12/01/2005	78	78
Wells Fargo 3.96%, due 11/14/2005	117	117
Promissory Notes (0.1%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	82	82
Repurchase Agreements (1.0%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $133 on 11/01/2005	133	133
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $332 on 11/01/2005	332	332
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $9 on 11/01/2005	9	9

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $390 on 11/01/2005	$390	$390
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $117 on 11/01/2005	117	117
	Shares	Value
Investment Companies (0.3%)
Money Market Funds (0.3%)
American Beacon Fund
1-day yield of 3.81%	84,141	$84
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	78,058	78
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	12,159	12
Merrimac Cash Fund, Premium Class
1-day yield of 3.70% @	77,195	77
Total Security Lending Collateral (cost: $3,505)		3,505
Total Investment Securities (cost: $89,426)		$99,618
SUMMARY:
Investment securities, at value	102.2%	$99,618
Liabilities in excess of other assets	(2.2)%	(2,156)
Net assets	100.0%	$97,462

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $3,349.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $1,000, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

(a)  Passive Foreign Investment Company.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $331 or 0.3% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX American Century International

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	15.7%	$15,323
Pharmaceuticals	11.0%	10,733
Telecommunications	7.5%	7,279
Petroleum Refining	5.6%	5,456
Life Insurance	3.8%	3,757
Chemicals & Allied Products	3.6%	3,512
Food & Kindred Products	2.4%	2,380
Electronic Components & Accessories	2.4%	2,331
Oil & Gas Extraction	2.3%	2,249
Industrial Machinery & Equipment	2.2%	2,129
Instruments & Related Products	2.1%	2,083
Engineering & Management Services	2.1%	2,055
Construction	2.1%	2,054
Beer, Wine & Distilled Beverages	1.8%	1,739
Medical Instruments & Supplies	1.7%	1,706
Radio & Television Broadcasting	1.7%	1,627
Metal Mining	1.6%	1,547
Communications Equipment	1.5%	1,485
Radio, Television & Computer Stores	1.5%	1,451
Railroads	1.5%	1,449
Rubber & Misc. Plastic Products	1.5%	1,436
Electric Services	1.4%	1,348
Wholesale Trade Nondurable Goods	1.3%	1,308
Department Stores	1.3%	1,256
Business Credit Institutions	1.2%	1,173
Tobacco Products	1.1%	1,056
Automotive	1.1%	1,052
Food Stores	1.1%	1,039
AIr Transportation	1.0%	992
Gas Production & Distribution	1.0%	964
Hotels & Other Lodging Places	1.0%	962
Electronic & Other Electric Equipment	0.9%	890
Personal Credit Institutions	0.9%	866
Amusement & Recreation Services	0.9%	848
Holding & Other Investment Offices	0.8%	828
Shoe Stores	0.8%	804
Computer & Data Processing Services	0.8%	798
Retail Trade	0.8%	771
Printing & Publishing	0.8%	766
Textile Mill Products	0.8%	742
Stone, Clay & Glass Products	0.7%	728
Business Services	0.7%	666
Security & Commodity Brokers	0.7%	635
Investment Companies	0.6%	563
Public Administration	0.6%	558
Drug Stores & Proprietary Stores	0.3%	329
Insurance	0.3%	292
Trucking & Warehousing	0.1%	98
Investment securities, at value	98.6%	96,113
Security lending collateral	3.6%	3,505
Liabilities in excess of other assets	(2.2)%	(2,156)
Net assets	100.0%	$97,462

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX American Century International

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $89,426) (including securities loaned of $3,349)	$99,618
Cash	1,337
Foreign currencies (cost: $104)	102
Receivables:
Investment securities sold	929
Shares of beneficial interest sold	80
Interest	4
Dividends	97
Dividend reclaims receivable	125
Other	6
102,298
Liabilities:
Investment securities purchased	1,022
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	110
Management and advisory fees	77
Distribution and service fees	46
Transfer agent fees	23
Administration fees	2
Payable for collateral for securities on loan	3,505
Unrealized depreciation on forward foreign currency contracts	6
Other	45
4,836
Net Assets	$97,462
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$68,502
Accumulated net investment income (loss)	(455)
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	19,231
Net unrealized appreciation (depreciation) on: Investment securities	10,191
Translation of assets and liabilites denominated in foreign currencies	(7)
Net Assets	$97,462
Net Assets by Class:
Class A	$67,656
Class B	21,069
Class C	8,737
Shares Outstanding:
Class A	6,716
Class B	2,190
Class C	915
Net Asset Value Per Share:
Class A	$10.07
Class B	9.62
Class C	9.55
Maximum Offering Price Per Share (a):
Class A	$10.66

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$55
Dividends (net of withholding taxes on foreign dividends of $201)	2,893
Income from loaned securities–net	11
2,959
Expenses:
Management and advisory fees	1,352
Distribution and service fees:
Class A	408
Class B	215
Class C	93
Transfer agent fees:
Class A	101
Class B	109
Class C	36
Printing and shareholder reports	40
Custody fees	168
Administration fees	28
Legal fees	12
Audit fees	27
Trustees fees	9
Registration fees:
Class A	20
Class B	11
Class C	14
Other	12
Total expenses	2,655
Less:
Reimbursement of class expenses:
Class B	(83)
Class C	(33)
Total reimbursed expenses	(116)
Net expenses	2,539
Net Investment Income (Loss)	420
Net Realized Gain (Loss) from:
Investment securities	40,327
Foreign currency transactions	(1,217)
39,110
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(11,454)
Translation of assets and liabilities denominated in foreign currencies	(20)
(11,474)
Net Gain (Loss) on Investment Securities and Foreign Currency Transactions	27,636
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,056

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX American Century International

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$420	$(76)
Net realized gain (loss) from investment securities and foreign currency transactions	39,110	16,156
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(11,474)	4,506
	28,056	20,586
Distributions to Shareholders:
From net investment income:
Class A	(1,352)	(410)
Class B	(3)	(47)
Class C	(52)	(2)
Class C2	–	(12)
Class M	–	(7)
	(1,407)	(478)
Capital Share Transactions:
Proceeds from shares sold:
Class A	6,712	43,204
Class B	3,382	2,535
Class C	1,825	920
Class C2	–	476
Class M	–	358
	11,919	47,493
Dividends and distributions reinvested:
Class A	1,350	409
Class B	3	44
Class C	50	2
Class C2	–	11
Class M	–	7
	1,403	473
Cost of shares redeemed:
Class A	(150,811)	(25,540)
Class B	(5,137)	(5,662)
Class C	(3,488)	(842)
Class C2	–	(1,501)
Class M	–	(879)
	(159,436)	(34,424)
Class level exchanges:
Class C	–	8,249
Class C2	–	(5,368)
Class M	–	(2,881)
	–	–
Automatic conversions:
Class A	160	9
Class B	(160)	(9)
	–	–
	(146,114)	13,542
Net increase (decrease) in net assets	(119,465)	33,650

	October 31, 2005	October 31, 2004
Net Assets:
Beginning of year	$216,927	$183,277
End of year	$97,462	$216,927
Accumulated Net Investment Income (Loss)	$(455)	$229
Share Activity:
Shares issued:
Class A	692	5,293
Class B	366	308
Class C	200	112
Class C2	–	58
Class M	–	43
	1,258	5,814
Shares issued–reinvested from distributions:
Class A	143	47
Class B	–	5
Class C	6	–
Class C2	–	1
Class M	–	1
	149	54
Shares redeemed:
Class A	(15,422)	(2,998)
Class B	(555)	(698)
Class C	(383)	(103)
Class C2	–	(183)
Class M	–	(105)
	(16,360)	(4,087)
Class level exchanges:
Class C	–	1,009
Class C2	–	(654)
Class M	–	(353)
	–	2
Automatic conversions:
Class A	16	1
Class B	(17)	(1)
	(1)	–
Net increase (decrease) in shares outstanding:
Class A	(14,571)	2,343
Class B	(206)	(386)
Class C	(177)	1,018
Class C2	–	(778)
Class M	–	(414)
	(14,954)	1,783

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX American Century International

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$8.81	$0.03	$1.30	$1.33	$(0.07)	$–	$(0.07)	$10.07
	10/31/2004	8.03	– (h)	0.80	0.80	(0.02)	–	(0.02)	8.81
	10/31/2003	7.00	0.02	1.01	1.03	–	–	–	8.03
	10/31/2002	8.38	0.01	(1.39)	(1.38)	–	–	–	7.00
	10/31/2001	12.76	0.05	(3.05)	(3.00)	–	(1.38)	(1.38)	8.38
Class B	10/31/2005	8.41	– (h)	1.21	1.21	– (h)	–	–	9.62
	10/31/2004	7.70	(0.04)	0.77	0.73	(0.02)	–	(0.02)	8.41
	10/31/2003	6.76	(0.03)	0.97	0.94	–	–	–	7.70
	10/31/2002	8.15	(0.04)	(1.35)	(1.39)	–	–	–	6.76
	10/31/2001	12.53	(0.02)	(2.98)	(3.00)	–	(1.38)	(1.38)	8.15
Class C	10/31/2005	8.40	– (h)	1.20	1.20	(0.05)	–	(0.05)	9.55
	10/31/2004	7.70	(0.09)	0.81	0.72	(0.02)	–	(0.02)	8.40
	10/31/2003	6.73	(0.03)	1.00	0.97	–	–	–	7.70

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	15.17%	$67,656	1.56%	1.56%	0.36%	82%
	10/31/2004	9.95	187,608	1.59	1.59	(0.05)	159
	10/31/2003	14.71	152,086	1.78	2.39	0.23	220
	10/31/2002	(16.49)	14,921	1.87	3.68	0.22	241
	10/31/2001	(26.43)	5,209	1.55	2.77	0.47	129
Class B	10/31/2005	14.41	21,069	2.34	2.72	(0.01)	82
	10/31/2004	9.46	20,153	2.09	2.09	(0.46)	159
	10/31/2003	13.91	21,421	2.44	3.05	(0.42)	220
	10/31/2002	(17.09)	5,328	2.52	4.33	(0.43)	241
	10/31/2001	(26.96)	5,003	2.20	3.42	(0.18)	129
Class C	10/31/2005	14.36	8,737	2.34	2.70	(0.01)	82
	10/31/2004	9.33	9,166	2.40	2.49	(1.07)	159
	10/31/2003	14.41	568	2.44	3.04	(0.42)	220

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2.)

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Rounds to less than $(0.01) per share.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX American Century International

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX American Century International (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $5, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

At October 31, 2005, there were no outstanding forward foreign currency contracts.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Growth Portfolio	$27,167	27.87%
TA IDEX Asset Allocation– Moderate Growth Portfolio	21,288	21.84%
TA IDEX Asset Allocation– Moderate Portfolio	5,653	5.80%
Total	$54,108	55.51%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2004 to December 31, 2004:

1.00% of the first $50 million of ANA
0.95% of the next $100 million of ANA
0.90% of the next $350 million of ANA
0.85% of the next $500 million of ANA
0.80% of ANA over $1 billion

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

From January 1, 2005 on:

0.925% of the first $250 million of ANA
0.90% of the next $250 million of ANA
0.85% of the next $500 million of ANA
0.80% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2004 to December 31, 2004:

1.40% Expense Limit

From January 1, 2005 on:

1.325% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$473	10/31/2006

If total class expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

Fiscal Year 2005:	Reimbursement of Class Expenses	Available for Recapture Through
Class B	$83	10/31/2008
Class C	33	10/31/2008
Fiscal Year 2004:
Class C	3	10/31/2007

There were no amounts recaptured during the year ended October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$203
Retained by Underwriter	6
Contingent Deferred Sales Charge	45

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $222 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $6.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the advisor for the year ended October 31, 2005, were $15.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX American Century International

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$119,521
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	263,599
U.S. Government	–

NOTE 4.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, passive foreign investment companies and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(9)
Accumulated net investment income (loss)	303
Undistributed net realized gain (loss) from investment securities	(294)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$1,287	October 31, 2009
3,177	October 31, 2010

The capital loss carryforward utilized during the year ended October 31, 2005 was $14,957.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$478
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	1,407
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$74
Undistributed Long-term Capital Gains	$23,904
Capital Loss Carryforward	$(4,464)
Net Unrealized Appreciation (Depreciation)	$9,448	*

*  Amount includes unrealized appreciation (depreciation) from foreign currency and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$90,161
Unrealized Appreciation	$10,823
Unrealized (Depreciation)	(1,366)
Net Unrealized Appreciation (Depreciation)	$9,457

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX American Century International

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX American Century International (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX American Century International

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $3,826 as qualified dividend income.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX American Century Large Company Value

MARKET ENVIRONMENT

Equity investors faced numerous headwinds during the period covered by this report, a twelve-month stretch that saw a presidential election, eight increases in short-term interest rates, a new record high for oil and three major hurricanes.

Volatility characterized much of the period. Growing speculation about the impact of higher interest rates and energy prices on economic vitality and corporate profits frequently pressured the market. At the same time, numerous strong earnings reports and merger announcements helped stocks gain traction. Ultimately, investors were rewarded for their fortitude, and the equities market demonstrated considerable resilience, rebounding from troughs to secure gains.

In that environment, TA IDEX American Century Large Company Value produced overall gains in all of the sectors in which it was invested.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX American Century Large Company Value, Class A returned 9.10%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Composite Stock Index and the Russell 1000 Value Index, returned 8.71% and 11.86%, respectively.

STRATEGY REVIEW

The portfolio's interest in the energy sector, a position devoted entirely to the oil and gas industry, contributed significantly to absolute performance during the fiscal year. Soaring oil prices underpinned gains for numerous firms across the industry, and each of our holdings advanced. Major integrated energy companies ConocoPhillips, Exxon Mobil Corporation, Chevron Corporation, and Royal Dutch/Shell Group of Companies all ranked among the top contributors.

Nevertheless, many of the strongest performers in the sector did not meet our value criteria. For example, energy equipment and services companies recorded powerful gains, but were too richly valued by our standards to merit inclusion in the portfolio. Consequently, our relatively smaller exposure to the energy sector as a whole contributed to our overall underperformance versus our benchmark.

We also found success in the financials sector, on average our largest single stake. Insurance companies paced gains in the group, producing two more top contributors in Loews Corporation and The Hartford Financial Services Group, Inc. ("Hartford") In April, Hartford recorded its most profitable quarter ever driven by strength in its property and casualty insurance segment, where innovative technologies helped the firm maintain competitive pricing.

Elsewhere, our position in the information technology sector produced one of the portfolio's top-contributing stocks: Hewlett-Packard Company. News that the company had gained market share and emerged as the global leader in the server business further supported the stock's climb.

Despite those successes, we suffered some setbacks, one of which emerged from the consumer discretionary sector. On March 1, Lear Corporation, a leading automotive interior-systems supplier, lowered its earnings forecast, and then, on April 22, 2005 reported a steep drop in first-quarter profit, citing diminished production for light trucks and SUVs and higher raw-materials costs. The stock decreased sharply following each of these announcements.

Although investments in the materials area contributed overall, our position in the mining and metals industry slowed performance, led by aluminum giant Alcoa Inc., one of only two holdings. The stock came under pressure late in 2004-amid-concerns about high energy costs and sluggish demand in the auto market. And though the company in July 2005 reported its highest-ever quarterly income and revenue, it later reduced its earnings forecast, citing Hurricane Katrina, which temporarily closed two of its plants, weak pricing power and higher raw-materials costs. Nevertheless, we remain confident in this firm's long-term prospects and have maintained a position.

The TA IDEX American Century Large Company Value investment team will continue to follow its strategy of searching for large fundamentally sound businesses that, because of transitory issues, are selling at prices we believe are below fair market value.

Mark Mallon, CFA

Charles A. Ritter, CFA

Brendan Healy, CFA

Co-Fund Managers
American Century Investment Management Inc.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX American Century Large Company Value

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	9.10%	0.57%	1.93%	3/1/00
Class A (POP)	3.10%	(0.56)%	0.92%	3/1/00
S&P 500[1]	8.71%	(1.73)%	(0.62)%	3/1/00
Russell 1000 Value[1]	11.86%	4.71%	7.25%	3/1/00
Class B (NAV)	8.01%	(0.19)%	1.18%	3/1/00
Class B (POP)	3.01%	(0.39)%	1.18%	3/1/00
Class C (NAV)	7.93%	–	13.49%	11/11/02
Class C (POP)	6.93%	–	13.49%	11/11/02

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Value (Russell 1000 Value) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX American Century Large Company Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,035.80	1.35%	$6.93
Hypothetical (b)	1,000.00	1,018.40	1.35	6.87
Class B
Actual	1,000.00	1,029.90	2.50	12.79
Hypothetical (b)	1,000.00	1,012.60	2.50	12.68
Class C
Actual	1,000.00	1,030.50	2.37	12.13
Hypothetical (b)	1,000.00	1,013.26	2.37	12.03

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX American Century Large Company Value

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.3%)
Aerospace (0.6%)
Northrop Grumman Corp.	45,700	$2,452
Apparel & Accessory Stores (0.6%)
Gap (The), Inc.	140,100	2,421
Apparel Products (1.2%)
Liz Claiborne, Inc. †	74,500	2,622
V.F. Corp.	51,400	2,686
Automotive (0.4%)
Lear Corp. †	59,400	1,809
Beverages (2.3%)
Coca-Cola Co. (The)	95,100	4,068
Molson Coors Brewing Co.–Class B	41,500	2,561
Pepsi Bottling Group, Inc.	112,600	3,201
Business Credit Institutions (3.4%)
Freddie Mac	240,200	14,736
Chemicals & Allied Products (2.2%)
Avon Products, Inc.	40,500	1,093
du Pont (E.I.) de Nemours & Co.	84,400	3,519
PPG Industries, Inc.	78,900	4,732
Commercial Banks (18.1%)
Bank of America Corp. †	330,900	14,474
Bank of New York Co., Inc. (The)	123,400	3,861
Citigroup, Inc.	452,300	20,706
JP Morgan Chase & Co.	286,900	10,506
National City Corp.	65,500	2,111
PNC Financial Services Group, Inc.	77,600	4,711
US Bancorp †	199,700	5,907
Wachovia Corp.	134,300	6,785
Wells Fargo & Co.	150,900	9,084
Communication (0.5%)
Viacom, Inc.–Class B	62,900	1,948
Communications Equipment (0.4%)
Avaya, Inc. ‡	132,800	1,530
Computer & Data Processing Services (3.7%)
Computer Sciences Corp. ‡	59,700	3,060
Fiserv, Inc. ‡	71,300	3,114
Microsoft Corp.	292,600	7,520
Oracle Corp. ‡	173,300	2,197
Computer & Office Equipment (3.4%)
Hewlett-Packard Co.	303,500	8,510
International Business Machines Corp.	72,400	5,928
Electric Services (1.3%)
PPL Corp.	182,000	5,704

	Shares	Value
Electric, Gas & Sanitary Services (2.3%)
Exelon Corp. †	134,000	$6,972
NiSource, Inc.	125,500	2,968
Electronic & Other Electric Equipment (1.4%)
General Electric Co.	150,000	5,086
Whirlpool Corp. †	11,000	863
Electronic Components & Accessories (1.8%)
Intel Corp.	137,800	3,238
Tyco International, Ltd. †	174,400	4,602
Environmental Services (0.7%)
Waste Management, Inc.	108,300	3,196
Fabricated Metal Products (0.7%)
Parker Hannifin Corp.	49,800	3,121
Finance (1.2%)
SPDR Trust Series 1 †	42,500	5,111
Food & Kindred Products (3.9%)
Altria Group, Inc.	90,900	6,822
HJ Heinz Co.	98,200	3,486
Sara Lee Corp.	128,900	2,301
Unilever NV-NY Shares	59,900	4,212
Food Stores (1.0%)
Kroger Co. †‡	215,800	4,294
Health Services (0.5%)
HCA, Inc.	44,400	2,140
Industrial Machinery & Equipment (2.2%)
Deere & Co. †	46,700	2,834
Dover Corp.	80,500	3,138
Ingersoll-Rand Co.–Class A	96,200	3,635
Instruments & Related Products (0.7%)
Xerox Corp. ‡	235,300	3,193
Insurance (4.3%)
Allstate Corp. (The)	107,200	5,659
American International Group, Inc.	95,700	6,201
Loews Corp.	47,500	4,417
MGIC Investment Corp.	39,600	2,346
Insurance Agents, Brokers & Service (1.8%)
Hartford Financial Services Group, Inc. (The)	73,200	5,838
Marsh & McLennan Cos., Inc. †	71,800	2,093
Life Insurance (0.7%)
Torchmark Corp.	60,700	3,207
Lumber & Wood Products (1.3%)
Weyerhaeuser Co.	89,800	5,688

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Motion Pictures (1.7%)
Time Warner, Inc.	410,200	$7,314
Oil & Gas Extraction (2.8%)
Royal Dutch Shell PLC–Class A, ADR †	194,700	12,079
Petroleum Refining (8.9%)
Chevron Corp.	166,300	9,491
ConocoPhillips	160,300	10,480
Exxon Mobil Corp.	328,600	18,448
Pharmaceuticals (5.7%)
Abbott Laboratories	112,400	4,839
Bristol-Myers Squibb Co.	121,100	2,564
Johnson & Johnson	83,800	5,248
Merck & Co., Inc.	61,500	1,736
Pfizer, Inc.	256,600	5,578
Wyeth	104,100	4,639
Primary Metal Industries (1.0%)
Alcoa, Inc.	115,000	2,793
Nucor Corp.	25,500	1,526
Printing & Publishing (1.8%)
Gannett Co., Inc.	72,200	4,524
RR Donnelley & Sons Co.	87,700	3,071
Railroads (0.7%)
Norfolk Southern Corp.	69,600	2,798
Restaurants (1.4%)
McDonald's Corp.	187,500	5,925
Rubber & Misc. Plastic Products (0.7%)
Newell Rubbermaid, Inc.	133,100	3,060
Savings Institutions (1.4%)
Washington Mutual, Inc.	146,700	5,809
Security & Commodity Brokers (3.2%)
Merrill Lynch & Co., Inc.	107,300	6,947
Morgan Stanley	122,600	6,671
Telecommunications (4.2%)
AT&T Corp.	55,200	1,092
BellSouth Corp. †	178,700	4,650
SBC Communications, Inc.	237,300	5,660
Sprint Nextel Corp.	150,100	3,499
Verizon Communications, Inc.	104,300	3,286
Variety Stores (1.2%)
Dollar General Corp.	122,700	2,385
Wal-Mart Stores, Inc.	58,800	2,782
Total Common Stocks (cost: $408,407)		419,111

	Principal	Value
SECURITY LENDING COLLATERAL (10.6%)
Debt (9.8%)
Bank Notes (0.7%)
Bank of America 3.81%, due 06/07/2006 *	$1,274	$1,274
3.81%, due 08/10/2006 *	1,265	1,265
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	253	253
Certificates Of Deposit (0.7%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	1,012	1,012
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	805	805
Rabobank Nederland 4.03%, due 05/31/2006 *	1,265	1,265
Commercial Paper (2.1%)
Ciesco LLC 4.00%, due 11/03/2005	1,263	1,263
General Electric Capital Corp. 3.96%, due 12/05/2005	1,012	1,012
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	1,009	1,009
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	1,002	1,002
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	759	759
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	753	753
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	759	759
Yorktown Capital LLC 3.97%, due 11/09/2005	1,260	1,260
3.93%, due 11/17/2005	1,256	1,256
Euro Dollar Overnight (2.3%)
Bank of Montreal 3.79%, due 11/01/2005	759	759
Barclays 3.80%, due 11/04/2005	1,012	1,012
BNP Paribas 3.83%, due 11/02/2005	1,518	1,518
Deutsche Bank 3.80%, due 11/02/2005	2,530	2,530
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	759	759
Royal Bank of Scotland 3.76%, due 11/01/2005	1,012	1,012

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX American Century Large Company Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
Svenska Handlesbanken 4.03%, due 11/01/2005	$1,303	$1,303
UBS AG 3.80%, due 11/03/2005	1,012	1,012
Euro Dollar Terms (0.8%)
Royal Bank of Scotland 4.00%, due 12/12/2005	1,012	1,012
UBS AG 4.02%, due 12/01/2005	1,012	1,012
Wells Fargo 3.96%, due 11/14/2005	1,518	1,518
Promissory Notes (0.2%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	1,062	1,062
Repurchase Agreements (3.0%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $1,724 on 11/01/2005	1,724	1,724
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $4,301 on 11/01/2005	4,300	4,300
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $119 on 11/01/2005	119	119
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $5,060 on 11/01/2005	5,059	5,059
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $1,517 on 11/01/2005	1,517	1,517

	Shares	Value
Investment Companies (0.8%)
Money Market Funds (0.8%)
American Beacon Fund 1-day yield of 3.81%	1,090,709	$1,091
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	1,011,849	1,012
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	157,614	157
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	1,000,666	1,000
Total Security Lending Collateral (cost: $45,435)		45,435
Total Investment Securities (cost: $453,842)		$464,546
SUMMARY:
Investment securities, at value	107.9%	$464,546
Liabilities in excess of other assets	(7.9)%	(33,847)
Net assets	100.0%	$430,699

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $44,166.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $12,974, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $4,282 or 1.0% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX American Century Large Company Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $453,842) (including securities loaned of $44,166)	$464,546
Cash	11,970
Receivables:
Shares of beneficial interest sold	5
Interest	27
Dividends	700
Other	6
477,254
Liabilities:
Investment securities purchased	286
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	111
Management and advisory fees	509
Distribution and service fees	140
Transfer agent fees	14
Administration fees	7
Payable for collateral for securities on loan	45,435
Other	53
46,555
Net Assets	$430,699
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$409,005
Undistributed net investment income (loss)	–
Undistributed net realized gain (loss) from investment securities	10,990
Net unrealized appreciation (depreciation) on investment securities	10,704
Net Assets	$430,699
Net Assets by Class:
Class A	$406,609
Class B	16,927
Class C	7,163
Shares Outstanding:
Class A	37,028
Class B	1,586
Class C	673
Net Asset Value Per Share:
Class A	$10.98
Class B	10.67
Class C	10.64
Maximum Offering Price Per Share (a):
Class A	$11.62

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$301
Dividends (net of withholding taxes on foreign dividends of $89)	9,740
Income from loaned securities–net	56
10,097
Expenses:
Management and advisory fees	3,391
Distribution and service fees:
Class A	1,334
Class B	186
Class C	77
Transfer agent fees:
Class A	34
Class B	65
Class C	22
Printing and shareholder reports	19
Custody fees	51
Administration fees	79
Legal fees	26
Audit fees	18
Trustees fees	17
Registration fees:
Class A	41
Class B	12
Class C	14
Other	5
Total expenses before recapture of waived and reimbursed expenses	5,391
Recaptured expenses	208
Net expenses	5,599
Net Investment Income (Loss)	4,498
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	14,033
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	5,916
Net Gain (Loss) on Investment Securities	19,949
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,447

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX American Century Large Company Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$4,498	$604
Net realized gain (loss) from investment securities	14,033	4,617
Net unrealized appreciation (depreciation) on investment securities	5,916	2,671
	24,447	7,892
Distributions to Shareholders:
From net investment income:
Class A	(5,062)	(39)
Class B	–	(27)
Class C	(5)	(2)
Class C2	–	(8)
Class M	–	(3)
	(5,067)	(79)
Capital Share Transactions:
Proceeds from shares sold:
Class A	265,545	147,090
Class B	2,124	3,766
Class C	1,174	1,077
Class C2	–	427
Class M	–	269
	268,843	152,629
Dividends and distributions reinvested:
Class A	5,058	38
Class B	–	25
Class C	4	1
Class C2	–	7
Class M	–	3
	5,062	74
Cost of shares redeemed:
Class A	(38,506)	(3,949)
Class B	(5,187)	(4,402)
Class C	(2,194)	(2,320)
Class C2	–	(1,018)
Class M	–	(674)
	(45,887)	(12,363)
Class level exchanges:
Class A	–	7,377
Class B	–	(5,388)
Class C	–	(1,989)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$91	$10
Class B	(91)	(10)
	–	–
	228,018	140,340
Net increase (decrease) in net assets	247,398	148,153
Net Assets:
Beginning of year	183,301	35,148
End of year	$430,699	$183,301
Accumulated Net Investment Income (Loss)	$--	$539
Share Activity:
Shares issued:
Class A	24,696	14,819
Class B	201	396
Class C	112	112
Class C2	–	45
Class M	–	28
	25,009	15,400
Shares issued–reinvested from distributions:
Class A	467	4
Class B	–	3
Class C2	–	1
	467	8
Shares redeemed:
Class A	(3,553)	(403)
Class B	(490)	(459)
Class C	(208)	(243)
Class C2	–	(109)
Class M	–	(71)
	(4,251)	(1,285)
Class level exchanges:
Class C	–	761
Class C2	–	(557)
Class M	–	(203)
	–	1
Automatic conversions:
Class A	8	1
Class B	(9)	(1)
	(1)	–
Net increase (decrease) in shares outstanding:
Class A	21,618	14,421
Class B	(298)	(61)
Class C	(96)	630
Class C2	–	(620)
Class M	–	(246)
	21,224	14,124

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX American Century Large Company Value

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.20	$0.13	$0.80	$0.93	$(0.15)	$–	$(0.15)	$10.98
	10/31/2004	9.09	0.11	1.01	1.12	(0.01)	–	(0.01)	10.20
	10/31/2003	7.55	0.04	1.50	1.54	–	–	–	9.09
	10/31/2002	8.79	0.01	(1.25)	(1.24)	–	–	–	7.55
	10/31/2001	10.83	(0.03)	(2.01)	(2.04)	–	–	–	8.79
Class B	10/31/2005	9.88	0.02	0.77	0.79	–	–	–	10.67
	10/31/2004	8.87	0.02	1.00	1.02	(0.01)	–	(0.01)	9.88
	10/31/2003	7.41	(0.01)	1.47	1.46	–	–	–	8.87
	10/31/2002	8.69	(0.05)	(1.23)	(1.28)	–	–	–	7.41
	10/31/2001	10.79	(0.10)	(2.00)	(2.10)	–	–	–	8.69
Class C	10/31/2005	9.86	0.02	0.77	0.79	(0.01)	–	(0.01)	10.64
	10/31/2004	8.87	–	1.00	1.00	(0.01)	–	(0.01)	9.86
	10/31/2003	7.32	(0.01)	1.56	1.55	–	–	–	8.87

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)	Rate (b)
Class A	10/31/2005	9.10%	$406,609	1.31	% (h)	1.31	% (h)	1.16%	28%
	10/31/2004	12.38	157,103	1.54		1.54		1.11	61
	10/31/2003	20.40	8,988	1.85		2.56		0.53	76
	10/31/2002	(14.15)	7,908	1.80		2.43		0.09	161
	10/31/2001	(18.80)	5,183	1.55		2.49		(0.28)	113
Class B	10/31/2005	8.01	16,927	2.36	(h)	2.36	(h)	0.23	28
	10/31/2004	11.54	18,612	2.32		2.32		0.20	61
	10/31/2003	19.70	17,245	2.50		3.21		(0.12)	76
	10/31/2002	(14.76)	14,446	2.45		3.08		(0.56)	161
	10/31/2001	(19.41)	11,623	2.20		3.14		(0.93)	113
Class C	10/31/2005	7.93	7,163	2.42	(h)	2.42	(h)	0.16	28
	10/31/2004	11.38	7,586	2.50		2.54		0.04	61
	10/31/2003	21.17	1,230	2.50		3.21		(0.12)	76

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.06%, 0.06% and 0.07% for Class A, Class B and Class C, respectively (see Note 2).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX American Century Large Company Value (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $24, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$25,864	6.01%
TA IDEX Asset Allocation– Growth Portfolio	87,514	20.32%
TA IDEX Asset Allocation– Moderate Growth Portfolio	196,214	45.56%
TA IDEX Asset Allocation– Moderate Portfolio	86,414	20.06%
Total	$396,006	91.95%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2004 to December 31, 2004:

0.90% of the first $100 million of ANA
0.85% of the next $150 million of ANA
0.80% of ANA over $250 million

From January 1, 2005 on:

0.85% of the first $250 million of ANA
0.80% of the next $250 million of ANA
0.775% of the next $250 million of ANA
0.70 of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2004 to December 31, 2004:

1.50% Expense Limit

From January 1, 2005 on:

1.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

For the year ended October 31, 2005, the Fund recaptured the following of previously waived expenses.

	Amount Recaptured	Year Waived/ Reimbursed
Fund	$207	Fiscal Year 2003
Class C	1	Fiscal Year 2004
	$208

There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$96
Retained by Underwriter	6
Contingent Deferred Sales Charge	48

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $105 for the year ended October 31, 2005.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the period from inception through October 31, 2005, were less than $1.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $6.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$329,594
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	105,605
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(1)
Accumulated net investment income (loss)	30
Undistributed net realized gain (loss) from investment securities	(29)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$79
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	5,067
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$7,523
Undistributed Long-term Capital Gains	$4,357
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$9,814

The capital loss carryforward utilized during the year ended October 31, 2005 was $2,425.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$454,732
Unrealized Appreciation	$24,700
Unrealized (Depreciation)	(14,886)
Net Unrealized Appreciation (Depreciation)	$9,814

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX American Century Large Company Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 5.–(continued)

compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX American Century Large Company Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX American Century Large Company Value (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX American Century Large Company Value

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $9,386 as qualified dividend income.

For corporate shareholders, 90% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX Asset Allocation–Conservative Portfolio

MARKET ENVIRONMENT

The past twelve months were a volatile period in the stock market, but it ended with solid overall gains. Stocks surged in post-election euphoria at the end of 2004; but then spent the early part of 2005 giving up most of those gains. After hitting bottom in May 2005, most stock indexes posted good gains through the end of November. Large cap stocks lagged the riskier parts of the market. Over the twelve month period, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 8.71%, while the Standard and Poor's 400 MidCap Index doubled that with a 17.64% gain. International stocks rose even more, with the Morgan Stanley Capital International EAFE Index up more than 18% in dollar terms. Value stocks gained slightly more than growth stocks over the period, with value doing well early in the year and growth coming on strong in the past six months.

Driving the market's swing was uncertainty about the economy. Fear that the Federal Reserve Board ("Fed") had clamped down too hard stunted performance early in 2005, compounded by worries about Hurricane Katrina later in the year. After all was said and done, though, the economy continued to chug along nicely, as evidenced by continued consumer strength, solid corporate earnings, and continuing productivity growth. The key question mark remaining for the markets is whether the new Fed Chairman will be able to engineer a soft landing or will he crash the economy into another recession.

Short-term interest rates rose dramatically over the year, as the Fed continued hiking rates in 25 basis point doses to forestall inflation. Nevertheless, longer term rates were little changed, leading to a modest 1.13% gain in the Lehman Brothers Aggregate Bond Index ("LBAB") for the year. Bonds with significant credit risk performed much better overall, with emerging-markets bond funds up more than 12%; convertible bond funds up 7%; and high-yield bond funds up more than 3%.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Asset Allocation–Conservative Portfolio, Class A returned 6.30%. By comparison its primary and secondary benchmarks, the LBAB and the Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000"), returned 1.13% and 10.77%, respectively.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

We maintained our strategy of persistent diversification across global equity markets, including small and mid cap stocks, which were key sources of the portfolio's strong relative performance. The portfolio was up 6.30% over the trailing twelve months, versus 1.13% for the LBAB and 10.77% for the DJ Wilshire 5000. Moreover, it landed in the top quintile of Morningstar's Conservative Allocation category.

Which individual holdings had the greatest positive impact on performance?

The biggest winner at the top of the portfolio was TA IDEX Transamerica Convertible Securities. This fund's equity-sensitive bonds gained more than 9% for the year. This fund started the year at 11% of assets but due to profit taking over the course of the year it was down to 7% by year end.

Stock funds kicked in even bigger gains. TA IDEX Transamerica Equity and TA IDEX Transamerica Small/Mid Cap Value both added more than 20% for the year; while TA IDEX Transamerica Growth Opportunities and TA IDEX Clarion Real Estate Securities came close to the 20% mark. TA IDEX T. Rowe Price Health Sciences added more than 15%. These five big winners counted for more than 15% of the portfolio's assets at the beginning of the year, and nearly 13% by year end.

Which individual holdings had the greatest negative impact on performance?

At the start of the year, two of the portfolio's largest equity holdings were TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value, which accounted for more than 10% of assets. These two holdings underperformed their benchmarks through March 2005, at which point they were cut to a total of 2.1% of assets. Since that time, their performance has improved.

Which sectors/industries had the greatest impact on performance?

The portfolio started the year with 6% of assets in TA IDEX Clarion Real Estate Securities, which primarily owns real estate investment trusts ("REIT"s). The real estate sector was one of the best performing sectors across the U.S. stock market, and as a result this fund was up nearly 20% for the year. Over the course of the year profit taking reduced the stake in the real estate fund to less than 3% of assets.

Which countries had the greatest impact on performance?

Because of the limited international choices over the course of the year, the portfolio's foreign exposure was generally below its target level. The largest international exposure of the portfolio was to the eurozone, at approximately 8% of equity assets.

Todd Porter, CFA

Portfolio Manager
Morningstar Associates, LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Asset Allocation–Conservative Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	6.30%	6.55%	3/1/02
Class A (POP)	0.46%	4.92%	3/1/02
LBAB[1]	1.13%	4.82%	3/1/02
DJ Wilshire 5000[1]	10.77%	6.00%	3/1/02
Class B (NAV)	5.65%	5.84%	3/1/02
Class B (POP)	0.65%	5.37%	3/1/02
Class C (NAV)	5.61%	10.37%	11/11/02
Class C (POP)	4.61%	10.37%	11/11/02

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index and the Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Asset Allocation–Conservative Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,048.20	0.29%	$1.50
Hypothetical (b)	1,000.00	1,023.74	0.29	1.48
Class B
Actual	1,000.00	1,044.60	0.95	4.90
Hypothetical (b)	1,000.00	1,020.42	0.95	4.84
Class C
Actual	1,000.00	1,044.80	0.91	4.69
Hypothetical (b)	1,000.00	1,020.62	0.91	4.63

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At October 31, 2005

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Asset Allocation–Conservative Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%) ø
Aggressive Equity (10.9%)
TA IDEX J.P. Morgan Mid Cap Value ‡	1,207,492	$12,002
TA IDEX T. Rowe Price Health Sciences	1,346,777	16,754
TA IDEX T. Rowe Price Small Cap ‡	165,997	2,093
TA IDEX Transamerica Growth Opportunities ‡	664,621	5,217
TA IDEX Transamerica Small/Mid Cap Value	740,777	12,364
Capital Preservation (4.7%)
TA IDEX Transamerica Money Market	20,968,407	20,968
Fixed-Income (52.6%)
TA IDEX PIMCO Real Return TIPS	4,103,907	41,983
TA IDEX PIMCO Total Return	2,822,018	28,672
TA IDEX Short Term Bond	4,477,852	43,838
TA IDEX Transamerica Convertible Securities	2,682,193	31,006
TA IDEX Transamerica Flexible Income	2,651,469	24,685
TA IDEX Transamerica High-Yield Bond	7,115,124	63,823
Growth Equity (16.2%)
TA IDEX American Century Large Company Value	2,355,515	25,864
TA IDEX Great Companies-TechnologySM	789,747	3,017

	Shares	Value
Growth Equity (continued)
TA IDEX Janus Growth ‡	528,712	$13,038
TA IDEX Salomon All Cap	751	12
TA IDEX Salomon Investors Value	319,379	4,526
TA IDEX T. Rowe Price Tax-Efficient Growth ‡	396,771	4,111
TA IDEX Transamerica Equity	1,255,078	11,133
TA IDEX UBS Large Cap Value ‡	976,100	10,669
Specialty–Real Estate (2.6%)
TA IDEX Clarion Real Estate Securities	732,812	11,820
World Equity (12.9%)
TA IDEX Evergreen International Small Cap ‡	836,224	10,603
TA IDEX Marsico International Growth ‡	351,690	3,900
TA IDEX Templeton Great Companies Global	1,175,382	29,008
TA IDEX Van Kampen Emerging Markets Debt	1,319,525	13,789
Total Investment Companies (cost: $418,034)		$444,895
SUMMARY:
Investment companies, at value	99.9%	$444,895
Other assets in excess of liabilities	0.1%	237
Net assets	100.0%	$445,132

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

Ø  The Fund invests its assets in Class A shares of the underlying TA IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Asset Allocation–Conservative Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $418,034)	$444,895
Cash	3
Receivables:
Shares of beneficial interest sold	1,786
Dividends	103
Other	11
446,798
Liabilities:
Investment securities purchased	99
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,260
Management and advisory fees	38
Distribution and service fees	175
Transfer agent fees	37
Administration fees	8
Other	49
1,666
Net Assets	$445,132
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$402,124
Undistributed net investment income (loss)	3,623
Undistributed net realized gain (loss) from investment in affiliated investment companies	12,525
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	26,860
Net Assets	$445,132
Net Assets by Class:
Class A	$129,724
Class B	106,449
Class C	208,959
Shares Outstanding:
Class A	11,430
Class B	9,407
Class C	18,464
Net Asset Value Per Share:
Class A	$11.35
Class B	11.32
Class C	11.32
Maximum Offering Price Per Share (a):
Class A	$12.01

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$13,108
Expenses:
Management and advisory fees	421
Distribution and service fees:
Class B	699
Class C	1,284
Transfer agent fees:
Class A	128
Class B	125
Class C	180
Printing and shareholder reports	25
Custody fees	34
Administration fees	81
Legal fees	28
Audit fees	19
Trustees fees	19
Registration fees:
Class A	19
Class B	18
Class C	25
Other	5
Total expenses	3,110
Net Investment Income (Loss)	9,998
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	11,331
Realized gain distributions from investment in affiliated investment companies	1,295
12,626
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	683
Net Gain (Loss) on Investment in Affiliated Investment Companies	13,309
Net Increase (Decrease) in Net Assets Resulting from Operations	$23,307

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Asset Allocation–Conservative Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$9,998	$3,509
Net realized gain (loss) from investment in affiliated investment companies	12,626	16,522
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	683	4,037
	23,307	24,068
Distributions to Shareholders:
From net investment income:
Class A	(2,144)	(3,504)
Class B	(1,503)	(3,870)
Class C	(2,718)	(5,152)
Class C2	–	(672)
Class M	–	(306)
	(6,365)	(13,504)
From net realized gains:
Class A	(1,842)	(137)
Class B	(1,833)	(216)
Class C	(3,177)	(232)
Class C2	–	(39)
Class M	–	(18)
	(6,852)	(642)
Capital Share Transactions:
Proceeds from shares sold:
Class A	63,509	65,052
Class B	20,440	35,549
Class C	76,238	106,542
Class C2	–	5,538
Class M	–	1,592
	160,187	214,273
Dividends and distributions reinvested:
Class A	3,385	3,046
Class B	2,755	3,317
Class C	4,104	3,961
Class C2	–	184
Class M	–	288
	10,244	10,796
Cost of shares redeemed:
Class A	(40,008)	(30,060)
Class B	(25,746)	(20,630)
Class C	(58,161)	(40,681)
Class C2	–	(3,918)
Class M	–	(2,031)
	(123,915)	(97,320)
Redemption fees:
Class B	2	–
	2	–
Class level exchanges:
Class C	–	25,151
Class C2	–	(17,719)
Class M	–	(7,432)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$179	$128
Class B	(179)	(128)
	–	–
	46,518	127,749
Net increase (decrease) in net assets	56,608	137,671
Net Assets:
Beginning of year	388,524	250,853
End of year	$445,132	$388,524
Undistributed Net Investment Income (Loss)	$3,623	$–
Share Activity:
Shares issued:
Class A	5,666	5,924
Class B	1,832	3,244
Class C	6,810	9,685
Class C2	–	501
Class M	–	146
	14,308	19,500
Shares issued–reinvested from distributions:
Class A	301	283
Class B	246	309
Class C	366	369
Class C2	–	17
Class M	–	27
	913	1,005
Shares redeemed:
Class A	(3,570)	(2,753)
Class B	(2,298)	(1,882)
Class C	(5,186)	(3,715)
Class C2	–	(354)
Class M	–	(186)
	(11,054)	(8,890)
Class level exchanges:
Class C	–	2,336
Class C2	–	(1,654)
Class M	–	(682)
	–	–
Automatic conversions:
Class A	16	12
Class B	(16)	(12)
	–	–
Net increase (decrease) in shares outstanding:
Class A	2,413	3,466
Class B	(236)	1,659
Class C	1,990	8,675
Class C2	–	(1,490)
Class M	–	(695)
	4,167	11,615

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Asset Allocation–Conservative Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$11.07	$0.32	$0.37	$0.69	$(0.22)	$(0.19)	$(0.41)	$11.35
	10/31/2004	10.67	0.17	0.77	0.94	(0.51)	(0.03)	(0.54)	11.07
	10/31/2003	9.22	0.18	1.47	1.65	(0.20)	–	(0.20)	10.67
	10/31/2002	10.00	0.07	(0.85)	(0.78)	–	–	–	9.22
Class B	10/31/2005	11.05	0.24	0.38	0.62	(0.16)	(0.19)	(0.35)	11.32
	10/31/2004	10.66	0.10	0.76	0.86	(0.44)	(0.03)	(0.47)	11.05
	10/31/2003	9.18	0.11	1.47	1.58	(0.10)	–	(0.10)	10.66
	10/31/2002	10.00	0.03	(0.85)	(0.82)	–	–	–	9.18
Class C	10/31/2005	11.05	0.25	0.37	0.62	(0.16)	(0.19)	(0.35)	11.32
	10/31/2004	10.66	0.10	0.76	0.86	(0.44)	(0.03)	(0.47)	11.05
	10/31/2003	9.19	0.11	1.46	1.57	(0.10)	–	(0.10)	10.66

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)(j)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)(i)	Rate (b)
Class A	10/31/2005	6.30%	$129,724	0.28%		0.28%		2.85%	32%
	10/31/2004	8.97	99,811	0.29	(h)	0.29	(h)	1.55	11
	10/31/2003	18.18	59,250	0.41		0.41		1.80	22
	10/31/2002	(7.80)	9,482	0.45		1.21		1.27	8
Class B	10/31/2005	5.65	106,449	0.93		0.93		2.15	32
	10/31/2004	8.21	106,601	0.92	(h)	0.92	(h)	0.93	11
	10/31/2003	17.38	85,134	1.06		1.06		1.15	22
	10/31/2002	(8.20)	23,229	1.10		1.86		0.62	8
Class C	10/31/2005	5.61	208,959	0.90		0.90		2.21	32
	10/31/2004	8.26	182,112	0.93	(h)	0.93	(h)	0.89	11
	10/31/2003	17.25	83,165	1.06		1.06		1.15	22

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Asset Allocation–Conservative Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C is November 11, 2002.

(h)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.01%, 0.01% and 0.01% for Class A, Class B and Class C, respectively (see Note 2).

(i)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(j)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Asset Allocation–
Conservative Portfolio (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange ("NYSE") trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received $2 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisers to other funds within Transamerica IDEX Mutual Funds.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended October 31, 2005. There were no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	N/A
Class B	0.65%
Class C	0.65%

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

In addition, the underlying funds' Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of the 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commission relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$6,446
Retained by Underwriter	472
Contingent Deferred Sales Charge	565

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $405 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $11.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$177,638
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	132,914
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$1
Undistributed net investment income (loss)	(10)
Undistributed net realized gain (loss) from investment in affiliated investment companies	9

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$14,141
Long-term Capital Gain	5
2005 Distributions paid from:
Ordinary Income	8,391
Long-term Capital Gain	4,826

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Asset Allocation–Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$3,623
Undistributed Long-term Capital Gains	$12,619
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$26,766	*

*  Amount includes unrealized appreciation (depreciation) of deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$418,128
Unrealized Appreciation	$28,819
Unrealized (Depreciation)	(2,052)
Net Unrealized Appreciation (Depreciation)	$26,767

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Conservative Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Conservative Portfolio (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

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Annual Report 2005

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TA IDEX Asset Allocation–Conservative Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $1,762 as qualified dividend income.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $4,826 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

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TA IDEX Asset Allocation–Growth Portfolio

MARKET ENVIRONMENT

The past twelve months were a volatile period in the stock market, but it ended with solid overall gains. Stocks surged in post-election euphoria at the end of 2004; but then spent the early part of 2005 giving up most of those gains. After hitting bottom in May 2005, most stock indexes posted good gains through the end of November. Large cap stocks lagged the riskier parts of the market. Over the twelve month period, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 8.71%, while the Standard and Poor's 400 MidCap Index doubled that with a 17.64% gain. International stocks rose even more, with the Morgan Stanley Capital International EAFE Index up more than 18% in dollar terms. Value stocks gained slightly more than growth stocks over the period, with value doing well early in the year and growth coming on strong in the past six months.

Driving the market's swing was uncertainty about the economy. Fear that the Federal Reserve Board ("Fed") had clamped down too hard stunted performance early in 2005, compounded by worries about Hurricane Katrina later in the year. After all was said and done, though, the economy continued to chug along nicely, as evidenced by continued consumer strength, solid corporate earnings, and continuing productivity growth. The key question mark remaining for the markets is whether the new Fed Chairman will be able to engineer a soft landing or will he crash the economy into another recession.

Short-term interest rates rose dramatically over the year, as the Fed continued hiking rates in 25 basis point doses to forestall inflation. Nevertheless, longer term rates were little changed, leading to a modest 1.13% gain in the Lehman Brothers Aggregate Bond Index for the year. Bonds with significant credit risk performed much better overall, with emerging-markets bond funds up more than 12%; convertible bond funds up 7%; and high-yield bond funds up more than 3%.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Asset Alloca-tion-Growth Portfolio, Class A returned 13.42%. By comparison, its benchmark, the Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000"), returned 10.77%.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

We maintained our strategy of persistent diversification across global equity markets, including small and mid cap stocks, which were key sources of the portfolio's strong relative performance. The portfolio was up 13.42% over the trailing twelve months, versus 8.71% for the S&P 500 and 10.77% for the DJ Wilshire 5000. Moreover, it landed in the top quintile of Morningstar's Large Blend category.

Which individual holdings had the greatest positive impact on performance?

TA IDEX Transamerica Equity and TA IDEX Transamerica Small/Mid Cap Value both added more than 20% for the year; while TA IDEX Transamerica Growth Opportunities and TA IDEX Clarion Real Estate Securities came close to the 20% mark. These four big winners counted for nearly 30% of the portfolio's assets at the beginning of the year, and slightly less at the end. Not only did these funds perform well on an absolute basis, they were each standouts on a relative basis as well; all four landed in the top quartile of their respective Morningstar fund categories.

Which individual holdings had the greatest negative impact on performance?

At the start of the year the portfolio's two largest holdings were TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value, which accounted for over 32% of assets. These two holdings underperformed their benchmarks through March 2005, at which point they were cut to a total of less than 9% of assets. Since that time, their performance has improved.

The portfolio's commitment to international equity exposure should have helped more than it did. TA IDEX American Century International, the portfolio's largest international equity holding with 7% of assets at the beginning of the period, lagged its benchmark by more than 225 basis points through March 2005. At that point the fund was removed from the portfolio and replaced by TA IDEX Marsico International Growth and TA IDEX Evergreen International Small Cap, both of which outperformed TA IDEX American Century International over the subsequent period.

Which sectors/industries had the greatest impact on performance?

Both TA IDEX Mercury Large Cap Value and TA IDEX Transamerica Small/Mid Cap Value have significant overweights in the energy sector. This has been one of the best performing sectors in the equity markets in the trailing twelve months, and as a result these are two of the top performing funds in the portfolio. It also helped that they have been the top two holdings in the portfolio since April 2005.

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Annual Report 2005

1

TA IDEX Asset Allocation–Growth Portfolio (continued)

Which countries had the greatest impact on performance?

Because of the limited international choices over the course of the year, this portfolio's foreign exposure was generally below its target level. The largest international exposure of the portfolio was to the eurozone, at approximately 8% of assets.

Todd Porter, CFA

Portfolio Manager
Morningstar Associates, LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

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TA IDEX Asset Allocation–Growth Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	13.42%	5.55%	3/1/02
Class A (POP)	7.18%	3.94%	3/1/02
DJ Wilshire 5000[1]	10.77%	6.00%	3/1/02
Class B (NAV)	12.55%	4.87%	3/1/02
Class B (POP)	7.55%	4.39%	3/1/02
Class C (NAV)	12.82%	15.05%	11/11/02
Class C (POP)	11.82%	15.05%	11/11/02

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

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TA IDEX Asset Allocation–Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,105.10	0.35%	$1.86
Hypothetical (b)	1,000.00	1,023.44	0.35	1.79
Class B
Actual	1,000.00	1,102.10	1.00	5.30
Hypothetical (b)	1,000.00	1,020.16	1.00	5.09
Class C
Actual	1,000.00	1,102.00	0.94	4.98
Hypothetical (b)	1,000.00	1,020.47	0.94	4.79

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At October 31, 2005

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

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TA IDEX Asset Allocation–Growth Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.8%) ø
Aggressive Equity (29.4%)
TA IDEX J.P. Morgan Mid Cap Value ‡	5,857,734	$58,226
TA IDEX T. Rowe Price Health Sciences	3,828,431	47,626
TA IDEX Transamerica Growth Opportunities ‡	7,317,946	57,446
TA IDEX Transamerica Small/Mid Cap Value	6,678,461	111,464
TA IDEX Van Kampen Small Company Growth ‡	2,353,915	26,505
Growth Equity (49.3%)
TA IDEX American Century Large Company Value	7,970,323	87,514
TA IDEX Great Companies–TechnologySM	3,888,819	14,855
TA IDEX Janus Growth ‡	1,695,193	41,803
TA IDEX Jennison Growth ‡	4,473,833	49,481
TA IDEX Mercury Large Cap Value ‡	15,010,427	154,307
TA IDEX Salomon All Cap	2,422,503	39,002
TA IDEX Salomon Investors Value	2,704,042	38,316
TA IDEX Transamerica Equity	9,134,750	81,025
Specialty–Real Estate (1.8%)
TA IDEX Clarion Real Estate Securities	1,119,686	18,061

	Shares	Value
World Equity (19.3%)
TA IDEX American Century International	2,697,792	$27,167
TA IDEX Evergreen International Small Cap ‡	2,893,629	36,691
TA IDEX Marsico International Growth ‡	3,209,551	35,594
TA IDEX Templeton Great Companies Global	3,096,986	76,434
TA IDEX Van Kampen Emerging Markets Debt	2,165,946	22,634
Total Investment Companies (cost: $905,721)		$1,024,151
SUMMARY:
Investment Companies, at value	99.8%	$1,024,151
Other assets in excess of liabilities	0.2%	2,376
Net assets	100.0%	$1,026,527

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

Ø  The Fund invests its assets in Class A shares of the underlying TA IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Asset Allocation–Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $905,721)	$1,024,151
Receivables:
Shares of beneficial interest sold	5,363
Dividends	41
Other	16
1,029,571
Liabilities:
Investment securities purchased	905
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,423
Management and advisory fees	85
Distribution and service fees	399
Transfer agent fees	116
Administration fees	17
Due to custodian	4
Other	95
3,044
Net Assets	$1,026,527
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$877,087
Undistributed net investment income (loss)	2
Undistributed net realized gain (loss) from investment in affiliated investment companies	31,009
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	118,429
Net Assets	$1,026,527
Net Assets by Class:
Class A	$286,412
Class B	211,904
Class C	528,211
Shares Outstanding:
Class A	23,882
Class B	18,002
Class C	44,855
Net Asset Value Per Share:
Class A	$11.99
Class B	11.77
Class C	11.78
Maximum Offering Price Per Share (a):
Class A	$12.69

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$6,657
Expenses:
Management and advisory fees	877
Distribution and service fees:
Class B	1,245
Class C	2,929
Transfer agent fees:
Class A	428
Class B	340
Class C	557
Printing and shareholder reports	71
Custody fees	40
Administration fees	169
Legal fees	57
Audit fees	19
Trustees fees	38
Registration fees:
Class A	32
Class B	26
Class C	47
Other	10
Total expenses	6,885
Net Investment Income (Loss)	(228)
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	27,916
Realized gain distributions from investment in affiliated investment companies	4,016
31,932
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	69,271
Net Gain (Loss) on Investment in Affiliated Investment Companies	101,203
Net Increase (Decrease) in Net Assets Resulting from Operations	$100,975

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Asset Allocation–Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(228)	$(3,397)
Net realized gain (loss) from investment in affiliated investment companies	31,932	11,217
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	69,271	23,549
	100,975	31,369
Distributions to Shareholders:
From net investment income:
Class A	(2,140)	–
Class B	(1,002)	–
Class C	(2,477)	–
	(5,619)	–
From net realized gains:
Class A	(1,161)	–
Class B	(1,060)	–
Class C	(2,385)	–
	(4,606)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	131,025	132,291
Class B	55,124	84,889
Class C	197,065	228,642
Class C2	–	6,081
Class M	–	2,709
	383,214	454,612
Dividends and distributions reinvested:
Class A	2,790	–
Class B	1,725	–
Class C	3,362	–
	7,877	–
Cost of shares redeemed:
Class A	(43,846)	(23,172)
Class B	(25,580)	(14,563)
Class C	(75,101)	(28,450)
Class C2	–	(3,211)
Class M	–	(1,183)
	(144,527)	(70,579)
Redemption fees:
Class A	2	–
Class C	1	–
	3	–
Class level exchanges:
Class C	–	25,301
Class C2	–	(15,616)
Class M	–	(9,685)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$351	$69
Class B	(351)	(69)
	–	–
	246,567	384,033
Net increase (decrease) in net assets	337,317	415,402
Net Assets:
Beginning of year	689,210	273,808
End of year	$1,026,527	$689,210
Accumulated Net Investment Income (Loss)	$2	$3,077
Share Activity:
Shares issued:
Class A	11,457	12,550
Class B	4,905	8,165
Class C	17,476	22,002
Class C2	–	585
Class M	–	261
	33,838	43,563
Shares issued–reinvested from distributions:
Class A	246	–
Class B	154	–
Class C	301	–
	701	–
Shares redeemed:
Class A	(3,822)	(2,207)
Class B	(2,258)	(1,402)
Class C	(6,645)	(2,738)
Class C2	–	(305)
Class M	–	(114)
	(12,725)	(6,766)
Class level exchanges:
Class C	–	2,417
Class C2	–	(1,487)
Class M	–	(928)
	–	2
Automatic conversions:
Class A	30	6
Class B	(31)	(6)
	(1)	–
Net increase (decrease) in shares outstanding:
Class A	7,911	10,349
Class B	2,770	6,757
Class C	11,132	21,681
Class C2	–	(1,207)
Class M	–	(781)
	21,813	36,799

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Asset Allocation–Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.75	$0.05	$1.38	$1.43	$(0.12)	$(0.07)	$(0.19)	$11.99
	10/31/2004	9.82	(0.02)	0.95	0.93	–	–	–	10.75
	10/31/2003	7.95	(0.03)	1.90	1.87	–	–	–	9.82
	10/31/2002	10.00	(0.02)	(2.03)	(2.05)	–	–	–	7.95
Class B	10/31/2005	10.57	(0.03)	1.36	1.33	(0.06)	(0.07)	(0.13)	11.77
	10/31/2004	9.71	(0.09)	0.95	0.86	–	–	–	10.57
	10/31/2003	7.91	(0.08)	1.88	1.80	–	–	–	9.71
	10/31/2002	10.00	(0.06)	(2.03)	(2.09)	–	–	–	7.91
Class C	10/31/2005	10.57	(0.02)	1.37	1.35	(0.07)	(0.07)	(0.14)	11.78
	10/31/2004	9.71	(0.08)	0.94	0.86	–	–	–	10.57
	10/31/2003	7.86	(0.08)	1.93	1.85	–	–	–	9.71

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)(j)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)(i)	Rate (b)
Class A	10/31/2005	13.42%	$286,412	0.34%		0.34%		0.42%	35%
	10/31/2004	9.47	171,708	0.43	(h)	0.43	(h)	(0.22)	5
	10/31/2003	23.52	55,209	0.45		0.60		(0.30)	25
	10/31/2002	(20.50)	8,368	0.45		1.65		(0.44)	31
Class B	10/31/2005	12.55	211,904	0.99		0.99		(0.24)	35
	10/31/2004	8.96	160,959	1.05	(h)	1.05	(h)	(0.82)	5
	10/31/2003	22.76	82,318	1.10		1.25		(0.95)	25
	10/31/2002	(20.90)	10,452	1.10		2.30		(1.09)	31
Class C	10/31/2005	12.82	528,211	0.93		0.93		(0.17)	35
	10/31/2004	8.86	356,543	0.99	(h)	0.99	(h)	(0.78)	5
	10/31/2003	23.54	116,956	1.10		1.25		(0.95)	25

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on the average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Asset Allocation-Growth Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.05%, 0.05% and 0.05% for Class A, Class B and Class C, respectively (see Note 2).

(i)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(j)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

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Annual Report 2005

8

TA IDEX Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Asset Allocation–Growth Portfolio (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange ("NYSE") trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received $3 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisers to other funds within Transamerica IDEX Mutual Funds.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

There were no amounts recaptured during the year ended October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	N/A
Class B	0.65%
Class C	0.65%

In addition, the underlying funds' Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of the 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$17,452
Retained by Underwriter	959
Contingent Deferred Sales Charge	728

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $1,247 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $16.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$549,877
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	309,807
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(2,659)
Undistributed net investment income (loss)	2,772
Undistributed net realized gain (loss) from investment in affiliated investment companies	(113)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term capital gain	–
2005 Distributions paid from:
Ordinary Income	5,619
Long-term capital gain	4,606

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Asset Allocation–Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$31,929
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$117,510	*

*  Amount includes unrealized appreciation (depreciation) of deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$906,640
Unrealized Appreciation	$117,511
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$117,511

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Growth Portfolio (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Asset Allocation–Growth Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $2,223 as qualified dividend income.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $4,606 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Asset Allocation–Moderate Growth Portfolio

MARKET ENVIRONMENT

The past twelve months were a volatile period in the stock market, but it ended with solid overall gains. Stocks surged in post-election euphoria at the end of 2004; but then spent the early part of 2005 giving up most of those gains. After hitting bottom in May 2005, most stock indexes posted good gains through the end of November. Large cap stocks lagged the riskier parts of the market. Over the twelve month period, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 8.71%, while the Standard and Poor's 400 MidCap Index doubled that with a 17.64% gain. International stocks rose even more, with the Morgan Stanley Capital International EAFE Index up more than 18% in dollar terms. Value stocks gained slightly more than growth stocks over the period, with value doing well early in the year and growth coming on strong in the past six months.

Driving the market's swing was uncertainty about the economy. Fear that the Federal Reserve Board ("Fed") had clamped down too hard stunted performance early in 2005, compounded by worries about Hurricane Katrina later in the year. After all was said and done, though, the economy continued to chug along nicely, as evidenced by continued consumer strength, solid corporate earnings, and continuing productivity growth. The key question mark remaining for the markets is whether the new Fed Chairman will be able to engineer a soft landing or will he crash the economy into another recession.

Short-term interest rates rose dramatically over the year, as the Fed continued hiking rates in 25 basis point doses to forestall inflation. Nevertheless, longer term rates were little changed, leading to a modest 1.13% gain in the Lehman Brothers Aggregate Bond Index ("LBAB") for the year. Bonds with significant credit risk performed much better overall, with emerging-markets bond funds up more than 12%; convertible bond funds up 7%; and high-yield bond funds up more than 3%.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Asset Allocation–Moderate Growth Portfolio, Class A returned 10.69%. By comparison its primary and secondary benchmarks, the Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") and the LBAB, returned 10.77% and 1.13%, respectively.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

We maintained our strategy of persistent diversification across global equity markets, including small and mid cap stocks, which were key sources of the portfolio's strong relative performance. The portfolio was up 10.69% over the trailing twelve months, versus 10.77% for the DJ Wilshire 5000, and 1.13% for the LBAB. Moreover, it landed in the top quintile of Morningstar's Moderate Allocation category.

Which individual holdings had the greatest positive impact on performance?

TA IDEX Transamerica Equity and TA IDEX Transamerica Small/Mid Cap Value both added more than 20% for the year; while TA IDEX Transamerica Growth Opportunities and TA IDEX Clarion Real Estate Securities came close to the 20% mark. These four big winners counted for more than 20% of the portfolio's assets at the beginning of the year, and slightly less at the end. Not only did these funds perform well on an absolute basis, they were each standouts on a relative basis as well; all four landed in the top quartile of their respective Morningstar fund categories.

Which individual holdings had the greatest negative impact on performance?

At the start of the year the portfolio's two largest holdings were TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value, which accounted for almost 25% of assets. These two holdings underperformed their benchmarks through March 2005, at which point they were cut to a total of 7% of assets. Since that time, their performance has improved.

The portfolio's commitment to international equity exposure should have helped more than it did. TA IDEX American Century International, the portfolio's largest international equity holding with 7% of assets at the beginning of the period, lagged its benchmark by more than 225 basis points through March 2005. At that point the fund was dramatically reduced and those assets were added to two new international funds, TA IDEX Marsico International Growth and TA IDEX Evergreen International Small Cap, both of which outperformed TA IDEX American Century International over the subsequent period.

Which sectors/industries had the greatest impact on performance?

Both TA IDEX Mercury Large Cap Value and TA IDEX Transamerica Small/Mid Cap Value have significant overweights in the energy sector. This has been one of the best performing sectors in the equity markets in the trailing twelve months, and as a result these are two of the top performing funds in the portfolio. It also helped that they have been two of the top three holdings in the portfolio since April 2005.

Which countries had the greatest impact on performance?

Because of the limited international choices over the course of the year, the portfolio's foreign exposure was generally below its target level. The largest international exposure of the portfolio was to the eurozone, at approximately 7% of equity assets.

Todd Porter, CFA

Portfolio Manager
Morningstar Associates, LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Asset Allocation–Moderate Growth Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	10.69%	5.82%	3/1/02
Class A (POP)	4.60%	4.20%	3/1/02
DJ Wilshire 5000[1]	10.77%	6.00%	3/1/02
LBAB[1]	1.13%	4.82%	3/1/02
Class B (NAV)	10.05%	5.14%	3/1/02
Class B (POP)	5.05%	4.66%	3/1/02
Class C (NAV)	10.02%	13.25%	11/11/02
Class C (POP)	9.02%	13.25%	11/11/02

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and the Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12) months for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Asset Allocation–Moderate Growth Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,081.00	0.29%	$1.52
Hypothetical (b)	1,000.00	1,023.74	0.29	1.48
Class B
Actual	1,000.00	1,078.60	0.96	5.03
Hypothetical (b)	1,000.00	1,020.37	0.96	4.89
Class C
Actual	1,000.00	1,077.60	0.91	4.77
Hypothetical (b)	1,000.00	1,020.62	0.91	4.63

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At October 31, 2005

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Asset Allocation–Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%) ø
Aggressive Equity (23.2%)
TA IDEX J.P. Morgan Mid Cap Value ‡	9,979,733	$99,199
TA IDEX T. Rowe Price Health Sciences	5,879,700	73,143
TA IDEX Transamerica Growth Opportunities ‡	11,827,732	92,848
TA IDEX Transamerica Small/Mid Cap Value	8,561,894	142,898
TA IDEX Van Kampen Small Company Growth ‡	4,276,501	48,153
Capital Preservation (0.8%)
TA IDEX Transamerica Money Market	16,457,063	16,457
Fixed-Income (18.5%)
TA IDEX PIMCO Real Return TIPS	9,764,759	99,893
TA IDEX PIMCO Total Return	3,711,792	37,712
TA IDEX Transamerica Convertible Securities	7,367,028	85,163
TA IDEX Transamerica Flexible Income	4,780,363	44,505
TA IDEX Transamerica High-Yield Bond	10,808,910	96,956
Growth Equity (40.2%)
TA IDEX American Century Large Company Value	17,870,116	196,214
TA IDEX Great Companies–TechnologySM	7,557,893	28,871
TA IDEX Janus Growth ‡	3,827,621	94,389
TA IDEX Jennison Growth ‡	22,211	246

	Shares	Value
Growth Equity (continued)
TA IDEX Marsico Growth ‡	5,337,402	$55,082
TA IDEX Mercury Large Cap Value ‡	18,837,205	193,646
TA IDEX Salomon All Cap	3,159,874	50,874
TA IDEX Salomon Investors Value	5,473,087	77,554
TA IDEX Transamerica Equity	10,757,947	95,423
Specialty–Real Estate (2.6%)
TA IDEX Clarion Real Estate Securities	3,151,540	50,834
World Equity (14.6%)
TA IDEX American Century International	2,113,964	21,288
TA IDEX Evergreen International Small Cap ‡	4,575,396	58,016
TA IDEX Marsico International Growth ‡	4,011,763	44,490
TA IDEX Templeton Great Companies Global	4,273,340	105,466
TA IDEX Van Kampen Emerging Markets Debt	5,601,872	58,540
Total Investment Companies (cost: $1,781,624)		$1,967,860
SUMMARY:
Investment companies, at value	99.9%	$1,967,860
Other assets in excess of liabilities	0.1%	2,204
Net assets	100.0%	$1,970,064

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

Ø  The Fund invests its assets in Class A shares of the underlying TA IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Asset Allocation–Moderate Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $1,781,624)	$1,967,860
Receivables:
Shares of beneficial interest sold	9,024
Dividends	129
Other	34
1,977,047
Liabilities:
Investment securities purchased	2,860
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	2,811
Management and advisory fees	164
Distribution and service fees	765
Transfer agent fees	183
Administration fees	33
Due to custodian	6
Other	161
6,983
Net Assets	$1,970,064
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,722,491
Undistributed net investment income (loss)	7,695
Undistributed net realized gain (loss) from investment in affiliated investment companies	53,644
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	186,234
Net Assets	$1,970,064
Net Assets by Class:
Class A	$560,231
Class B	428,677
Class C	981,156
Shares Outstanding:
Class A	47,147
Class B	36,337
Class C	83,138
Net Asset Value Per Share:
Class A	$11.88
Class B	11.80
Class C	11.80
Maximum Offering Price Per Share (a):
Class A	$12.57

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$28,023
Expenses:
Management and advisory fees	1,708
Distribution and service fees:
Class B	2,534
Class C	5,522
Transfer agent fees:
Class A	614
Class B	575
Class C	885
Printing and shareholder reports	106
Custody fees	58
Administration fees	329
Legal fees	111
Audit fees	20
Trustees fees	75
Registration fees:
Class A	45
Class B	37
Class C	62
Other	19
Total expenses	12,700
Net Investment Income (Loss)	15,323
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies
Realized gain (loss) from investment in affiliated investment companies	47,780
Realized gain distributions from investment in affiliated investment companies	5,967
53,747
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	87,330
Net Gain (Loss) on Investment in Affiliated Investment Companies	141,077
Net Increase (Decrease) in Net Assets Resulting from Operations	$156,400

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Asset Allocation–Moderate Growth Portfolio

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$15,323	$(89)
Net realized gain (loss) from investment in affiliated investment companies	53,747	23,388
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	87,330	43,855
	156,400	67,154
Distributions to Shareholders:
From net investment income:
Class A	(7,069)	(1,243)
Class B	(4,398)	(452)
Class C	(9,608)	(639)
Class C2	–	(66)
Class M	–	(55)
	(21,075)	(2,455)
From net realized gains:
Class A	(1,708)	–
Class B	(1,542)	–
Class C	(3,196)	–
	(6,446)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	246,518	244,152
Class B	109,566	153,748
Class C	356,953	410,207
Class C2	–	6,869
Class M	–	4,667
	713,037	819,643
Dividends and distributions reinvested:
Class A	7,807	1,112
Class B	5,035	375
Class C	8,956	455
Class C2	–	49
Class M	–	51
	21,798	2,042
Cost of shares redeemed:
Class A	(83,068)	(44,420)
Class B	(48,778)	(29,188)
Class C	(123,757)	(57,323)
Class C2	–	(3,856)
Class M	–	(3,241)
	(255,603)	(138,028)
Redemption fees:
Class A	4	–
Class C	2	–
	6	–
Class level exchanges:
Class C	–	55,381
Class C2	–	(34,726)
Class M	–	(20,655)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$422	$128
Class B	(422)	(128)
	–	–
	479,238	683,657
Net increase (decrease) in net assets	608,117	748,356
Net Assets:
Beginning of year	1,361,947	613,591
End of year	$1,970,064	$1,361,947
Undistributed Net Investment Income (Loss)	$7,695	$13,420
Share Activity:
Shares issued:
Class A	21,482	22,751
Class B	9,598	14,399
Class C	31,214	38,386
Class C2	–	646
Class M	–	439
	62,294	76,621
Shares issued–reinvested from distributions:
Class A	686	107
Class B	443	36
Class C	788	44
Class C2	–	5
Class M	–	5
	1,917	197
Shares redeemed:
Class A	(7,228)	(4,149)
Class B	(4,260)	(2,732)
Class C	(10,790)	(5,358)
Class C2	–	(359)
Class M	–	(303)
	(22,278)	(12,901)
Class level exchanges:
Class C	–	5,155
Class C2	–	(3,233)
Class M	–	(1,920)
	–	2
Automatic conversions:
Class A	36	12
Class B	(36)	(12)
	–	–
Net increase (decrease) in shares outstanding:
Class A	14,976	18,721
Class B	5,745	11,691
Class C	21,212	38,227
Class C2	–	(2,941)
Class M	–	(1,779)
	41,933	63,919

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Asset Allocation–Moderate Growth Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.97	$0.16	$1.00	$1.16	$(0.20)	$(0.05)	$(0.25)	$11.88
	10/31/2004	10.13	0.05	0.87	0.92	(0.08)	–	(0.08)	10.97
	10/31/2003	8.37	0.04	1.77	1.81	(0.05)	–	(0.05)	10.13
	10/31/2002	10.00	0.02	(1.65)	(1.63)	–	–	–	8.37
Class B	10/31/2005	10.90	0.08	1.01	1.09	(0.14)	(0.05)	(0.19)	11.80
	10/31/2004	10.09	(0.02)	0.85	0.83	(0.02)	–	(0.02)	10.90
	10/31/2003	8.33	(0.02)	1.78	1.76	–	–	–	10.09
	10/31/2002	10.00	(0.01)	(1.66)	(1.67)	–	–	–	8.33
Class C	10/31/2005	10.91	0.08	1.01	1.09	(0.15)	(0.05)	(0.20)	11.80
	10/31/2004	10.09	(0.02)	0.86	0.84	(0.02)	–	(0.02)	10.91
	10/31/2003	8.31	(0.02)	1.80	1.78	–	–	–	10.09

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)(j)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)(i)	Rate (b)
Class A	10/31/2005	10.69%	$560,231	0.28%		0.28%		1.37%	26%
	10/31/2004	9.09	352,852	0.32	(h)	0.32	(h)	0.45	3
	10/31/2003	21.79	136,295	0.44		0.44		0.48	15
	10/31/2002	(16.30)	20,681	0.45		0.90		0.41	21
Class B	10/31/2005	10.05	428,677	0.95		0.95		0.68	26
	10/31/2004	8.25	333,533	0.97	(h)	0.97	(h)	(0.19)	3
	10/31/2003	21.15	190,621	1.09		1.09		(0.17)	15
	10/31/2002	(16.70)	33,241	1.10		1.55		(0.24)	21
Class C	10/31/2005	10.02	981,156	0.90		0.90		0.74	26
	10/31/2004	8.35	675,562	0.92	(h)	0.92	(h)	(0.15)	3
	10/31/2003	21.44	239,043	1.09		1.09		(0.17)	15

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Asset Allocation–Moderate Growth Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.01%, 0.01% and 0.01% for Class A, Class B and Class C, respectively (see Note 2).

(i)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(j)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Asset Allocation–Moderate Growth Portfolio (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange ("NYSE") trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received $6 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisers to other funds within Transamerica IDEX Mutual Funds.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

There were no amounts recaptured during the year ended October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	N/A
Class B	0.65%
Class C	0.65%

In addition, the underlying funds' Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of the 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$35,635
Retained by Underwriter	2,158
Contingent Deferred Sales Charge	1,339

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $1,964 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $34.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$915,980
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	440,851
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed net investment income (loss)	$27
Undistributed net realized gain (loss) from investment in affiliated investment companies	(27)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$2,455
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	21,075
Long-term Capital Gain	6,446

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Asset Allocation–Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$7,693
Undistributed Long-term Capital Gains	$53,727
Capital Loss Carryforward	$-
Net Unrealized Appreciation (Depreciation)	$186,150	*

*  Amount includes unrealized appreciation (depreciation) from deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$1,781,707
Unrealized Appreciation	$189,716
Unrealized (Depreciation)	(3,563)
Net Unrealized Appreciation (Depreciation)	$186,153

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Moderate Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Moderate Growth Portfolio (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Asset Allocation–Moderate Growth Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $3,160 as qualified dividend income.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $6,446 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Asset Allocation–Moderate Portfolio

MARKET ENVIRONMENT

The past twelve months were a volatile period in the stock market, but it ended with solid overall gains. Stocks surged in post-election euphoria at the end of 2004; but then spent the early part of 2005 giving up most of those gains. After hitting bottom in May 2005, most stock indexes posted good gains through the end of November. Large cap stocks lagged the riskier parts of the market. Over the twelve month period, the Standard and Poor's 500 Composite Stock Index returned 8.71%, while the Standard and Poor's 400 MidCap Index doubled that with a 17.64% gain. International stocks rose even more, with the Morgan Stanley Capital International EAFE Index up more than 18% in dollar terms. Value stocks gained slightly more than growth stocks over the period, with value doing well early in the year and growth coming on strong in the past six months.

Driving the market's swing was uncertainty about the economy. Fear that the Federal Reserve Board ("Fed") had clamped down too hard stunted performance early in 2005, compounded by worries about Hurricane Katrina later in the year. After all was said and done, though, the economy continued to chug along nicely, as evidenced by continued consumer strength, solid corporate earnings, and continuing productivity growth. The key question mark remaining for the markets is whether the new Fed Chairman will be able to engineer a soft landing or will he crash the economy into another recession.

Short-term interest rates rose dramatically over the year, as the Fed continued hiking rates in 25 basis point doses to forestall inflation. Nevertheless, longer term rates were little changed, leading to a modest 1.13% gain in the Lehman Brothers Aggregate Bond Index ("LBAB") for the year. Bonds with significant credit risk performed much better overall, with emerging-markets bond funds up more than 12%; convertible bond funds up 7%; and high-yield bond funds up more than 3%.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Asset Allocation–Moderate Portfolio, Class A returned 8.54%. By comparison its primary and secondary benchmarks, the Dow Jones Wilshire 5000 Total Market Index ("DJ Wilshire 5000") and the LBAB, returned 10.77% and 1.13%, respectively.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

We maintained our strategy of persistent diversification across global equity markets, including small and mid cap stocks, which were key sources of the portfolio's strong relative performance. The portfolio was up 8.54% over the trailing twelve months, versus 10.77% for the DJ Wilshire 5000 and 1.13% for the LBAB. Moreover, it landed in the top third of Morningstar's Moderate Allocation category.

Which individual holdings had the greatest positive impact on performance?

The biggest winner at the top of the portfolio was TA IDEX Transamerica Convertible Securities. This fund's equity-sensitive bonds gained more than 9% for the year, while amounting to a full 7% to 8% of total assets.

Stock funds kicked in even bigger gains. Both TA IDEX Transamerica Equity and TA IDEX Transamerica Small/Mid Cap Value added more than 20% for the year; while TA IDEX Transamerica Growth Opportunities and TA IDEX Clarion Real Estate Securities came close to the 20% mark. TA IDEX T. Rowe Price Health Sciences added more than 15%. These five big winners counted for more than 21% of the portfolio's assets at the beginning of the year, and slightly less at the end.

Which individual holdings had the greatest negative impact on performance?

At the start of the year two of the portfolio's largest equity holdings were TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value, which accounted for more than 15% of assets. These two holdings underperformed their benchmarks through March 2005, at which point they were cut to a total of 6% of assets. Since that time, their performance has improved.

The portfolio's commitment to international equity exposure should have helped more than it did. TA IDEX American Century International, the portfolio's largest international equity holding with 3.5% of assets at the beginning of the period, lagged its benchmark by more than 225 basis points through March 2005. At that point the fund was dramatically reduced and those assets were added to two new international funds, TA IDEX Marsico International Growth and TA IDEX Evergreen International Small Cap, both of which outperformed TA IDEX American Century International over the subsequent period.

Which sectors/industries had the greatest impact on performance?

TA IDEX Transamerica Small/Mid Cap Value, the portfolio's second largest stock fund has a significant overweight in the energy sector. This has been one of the best performing sectors in

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Asset Allocation–Moderate Portfolio (continued)

the equity markets in the trailing twelve months, and as a result this is one of the top performing funds in the portfolio.

The portfolio ended the year with nearly 4% of total assets in TA IDEX Clarion Real Estate Securities ("Clarion"), which primarily owns real estate investment trusts ("REIT"s). The real estate sector was one of the best performing sectors across the U.S. stock market, and as a result Clarion was up nearly 20% for the year.

Which countries had the greatest impact on performance?

Because of the limited international choices over the course of the year, the portfolio's foreign exposure was generally below its target level. The largest international exposure of the portfolio was to the eurozone, at approximately 6% of equity assets.

Todd Porter, CFA

Portfolio Manager
Morningstar Associates, LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Asset Allocation–Moderate Portfolio

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	8.54%	6.20%	3/1/02
Class A (POP)	2.57%	4.57%	3/1/02
DJ Wilshire 5000[1]	10.77%	6.00%	3/1/02
LBAB[1]	1.13%	4.82%	3/1/02
Class B (NAV)	7.81%	5.51%	3/1/02
Class B (POP)	2.81%	5.04%	3/1/02
Class C (NAV)	7.85%	11.96%	11/11/02
Class C (POP)	6.85%	11.96%	11/11/02

NOTES

1  The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Assest Allocation–Moderate Portfolio

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,063.20	0.26%	$1.35
Hypothetical (b)	1,000.00	1,023.89	0.26	1.33
Class B
Actual	1,000.00	1,059.80	0.93	4.83
Hypothetical (b)	1,000.00	1,020.52	0.93	4.74
Class C
Actual	1,000.00	1,059.80	0.89	4.62
Hypothetical (b)	1,000.00	1,020.72	0.89	4.53

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Investment Type
At October 31, 2005

This chart shows the percentage breakdown by investment type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Asset Allocation–Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%) ø
Aggressive Equity (17.5%)
TA IDEX J.P. Morgan Mid Cap Value ‡	2,844,977	$28,279
TA IDEX T. Rowe Price Health Sciences	4,243,678	52,791
TA IDEX T. Rowe Price Small Cap ‡	2,022,102	25,499
TA IDEX Transamerica Growth Opportunities ‡	5,094,698	39,993
TA IDEX Transamerica Small/Mid Cap Value	4,932,657	82,326
Capital Preservation (2.8%)
TA IDEX Transamerica Money Market	36,171,786	36,172
Fixed-Income (39.6%)
TA IDEX PIMCO Real Return TIPS	12,403,165	126,884
TA IDEX PIMCO Total Return	4,903,669	49,821
TA IDEX Short Term Bond	6,608,672	64,699
TA IDEX Transamerica Convertible Securities	7,525,642	86,997
TA IDEX Transamerica Flexible Income	5,214,034	48,543
TA IDEX Transamerica High-Yield Bond	15,554,517	139,524
Growth Equity (25.6%)
TA IDEX American Century Large Company Value	7,870,146	86,414
TA IDEX Great Companies–TechnologySM	3,015,207	11,518
TA IDEX Janus Growth ‡	985,461	24,302

	Shares	Value
Growth Equity (continued)
TA IDEX Marsico Growth ‡	3,309,613	$34,155
TA IDEX Salomon All Cap	1,509,813	24,308
TA IDEX Salomon Investors Value	3,423,186	48,507
TA IDEX Transamerica Equity	4,981,611	44,187
TA IDEX UBS Large Cap Value ‡	5,550,341	60,665
Specialty–Real Estate (3.9%)
TA IDEX Clarion Real Estate Securities	3,167,271	51,088
World Equity (10.5%)
TA IDEX American Century International	561,355	5,653
TA IDEX Evergreen International Small Cap ‡	1,637,801	20,767
TA IDEX Marsico International Growth ‡	2,595,945	28,789
TA IDEX Templeton Great Companies Global	2,047,568	50,534
TA IDEX Van Kampen Emerging Markets Debt	2,929,845	30,617
Total Investment Companies (cost: $1,181,978)		$1,303,032
SUMMARY:
Investment companies, at value	99.9%	$1,303,032
Other assets in excess of liabilities	0.1%	1,197
Net assets	100.0%	$1,304,229

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

ø  The Fund invests its assets in Class A shares of the underlying TA IDEX Mutual Funds, which are affiliates of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Asset Allocation–Moderate Portfolio

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment in affiliated investment companies at value (cost: $1,181,978)	$1,303,032
Receivables:
Shares of beneficial interest sold	5,619
Dividends	176
Other	17
1,308,844
Liabilities:
Investment securities purchased	1,531
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	2,213
Management and advisory fees	110
Distribution and service fees	532
Transfer agent fees	106
Administration fees	22
Other	101
4,615
Net Assets	$1,304,229
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,141,822
Undistributed net investment income (loss)	13,099
Undistributed net realized gain (loss) from investment in affiliated investment companies	28,257
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	121,051
Net Assets	$1,304,229
Net Assets by Class:
Class A	$329,797
Class B	295,649
Class C	678,783
Shares Outstanding:
Class A	27,991
Class B	25,269
Class C	58,017
Net Asset Value Per Share:
Class A	$11.78
Class B	11.70
Class C	11.70
Maximum Offering Price Per Share (a):
Class A	$12.47

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS

For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Dividends from affiliated investment companies	$30,249
Expenses:
Management and advisory fees	1,182
Distribution and service fees:
Class B	1,849
Class C	3,965
Transfer agent fees:
Class A	304
Class B	345
Class C	520
Printing and shareholder reports	66
Custody fees	48
Administration fees	227
Legal fees	78
Audit fees	19
Trustees fees	53
Registration fees:
Class A	34
Class B	28
Class C	52
Other	13
Total expenses	8,783
Net Investment Income (Loss)	21,466
Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies
Realized gain (loss) from investment in affiliated investment companies	24,253
Realized gain distributions from investment in affiliated investment companies	4,173
28,426
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	37,659
Net Gain (Loss) on Investment in Affiliated Investment Companies	66,085
Net Increase (Decrease) in Net Assets Resulting from Operations	$87,551

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Asset Allocation–Moderate Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$21,466	$5,358
Net realized gain (loss) from investment in affiliated investment companies	28,426	24,191
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	37,659	31,585
	87,551	61,134
Distributions to Shareholders:
From net investment income:
Class A	(7,272)	(1,929)
Class B	(6,249)	(1,796)
Class C	(13,126)	(2,222)
Class C2	–	(412)
Class M	–	(167)
	(26,647)	(6,526)
From net realized gains:
Class A	(1,417)	–
Class B	(1,533)	–
Class C	(3,103)	–
	(6,053)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	143,277	136,942
Class B	56,165	93,601
Class C	228,072	277,155
Class C2	–	8,303
Class M	–	3,239
	427,514	519,240
Dividends and distributions reinvested:
Class A	7,496	1,710
Class B	6,500	1,484
Class C	11,211	1,515
Class C2	–	324
Class M	–	152
	25,207	5,185
Cost of shares redeemed:
Class A	(67,750)	(34,420)
Class B	(41,772)	(32,173)
Class C	(106,871)	(52,508)
Class C2	–	(5,376)
Class M	–	(3,146)
	(216,393)	(127,623)
Redemption fees:
Class A	1	–
Class C	2	–
	3	–
Class level exchanges:
Class C	–	67,248
Class C2	–	(49,594)
Class M	–	(17,654)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$281	$95
Class B	(281)	(95)
	–	–
	236,331	396,802
Net increase (decrease) in net assets	291,182	451,410
Net Assets:
Beginning of year	1,013,047	561,637
End of year	$1,304,229	$1,013,047
Undistributed Net Investment Income (Loss)	$13,099	$18,282
Share Activity:
Shares issued:
Class A	12,481	12,569
Class B	4,921	8,625
Class C	19,929	25,497
Class C2	–	768
Class M	–	299
	37,331	47,758
Shares issued–reinvested from distributions:
Class A	658	162
Class B	571	140
Class C	986	143
Class C2	–	31
Class M	–	14
	2,215	490
Shares redeemed:
Class A	(5,897)	(3,153)
Class B	(3,650)	(2,959)
Class C	(9,329)	(4,828)
Class C2	–	(496)
Class M	–	(289)
	(18,876)	(11,725)
Class level exchanges:
Class C	–	6,171
Class C2	–	(4,566)
Class M	–	(1,603)
	–	2
Automatic conversions:
Class A	25	9
Class B	(25)	(9)
	–	–
Net increase (decrease) in shares outstanding:
Class A	7,267	9,587
Class B	1,817	5,797
Class C	11,586	26,983
Class C2	–	(4,263)
Class M	–	(1,579)
	20,670	36,525

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Asset Allocation–Moderate Portfolio

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$11.23	$0.27	$0.67	$0.94	$(0.33)	$(0.06)	$(0.39)	$11.78
	10/31/2004	10.42	0.12	0.84	0.96	(0.15)	–	(0.15)	11.23
	10/31/2003	8.76	0.12	1.62	1.74	(0.08)	–	(0.08)	10.42
	10/31/2002	10.00	0.04	(1.28)	(1.24)	–	–	–	8.76
Class B	10/31/2005	11.16	0.18	0.68	0.86	(0.26)	(0.06)	(0.32)	11.70
	10/31/2004	10.37	0.05	0.83	0.88	(0.09)	–	(0.09)	11.16
	10/31/2003	8.71	0.05	1.63	1.68	(0.02)	–	(0.02)	10.37
	10/31/2002	10.00	0.01	(1.30)	(1.29)	–	–	–	8.71
Class C	10/31/2005	11.17	0.19	0.67	0.86	(0.27)	(0.06)	(0.33)	11.70
	10/31/2004	10.37	0.05	0.84	0.89	(0.09)	–	(0.09)	11.17
	10/31/2003	8.71	0.05	1.63	1.68	(0.02)	–	(0.02)	10.37

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)(i)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)(h)	Rate (b)
Class A	10/31/2005	8.54%	$329,797	0.26%	0.26%	2.31%	19%
	10/31/2004	9.32	232,748	0.28	0.28	1.13	1
	10/31/2003	19.98	116,102	0.37	0.37	1.22	18
	10/31/2002	(12.40)	17,517	0.45	0.78	0.83	12
Class B	10/31/2005	7.81	295,649	0.92	0.92	1.61	19
	10/31/2004	8.62	261,772	0.93	0.93	0.48	1
	10/31/2003	19.39	183,148	1.02	1.02	0.57	18
	10/31/2002	(12.90)	38,969	1.10	1.43	0.18	12
Class C	10/31/2005	7.85	678,783	0.89	0.89	1.67	19
	10/31/2004	8.67	518,527	0.89	0.89	0.50	1
	10/31/2003	19.39	201,774	1.02	1.02	0.57	18

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Asset Allocation–Moderate Portfolio ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.

(i)  Does not include expenses of the investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Asset Allocation - Moderate Portfolio (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Fund are from investments in shares of affiliated investment companies.

Redemption fees: A short-term trading redemption fee may be assessed on any fund shares in a fund account that are sold during the first five (5) New York Stock Exchange ("NYSE") trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received $3 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

TFAI has entered into an agreement with Morningstar Associates, LLC to provide investment services to the Fund. TFAI compensates Morningstar Associates, LLC as described in the Prospectus.

Transamerica Investment Management, LLC and Great Companies, LLC are affiliates of the Fund and are sub-advisers to other funds within Transamerica IDEX Mutual Funds.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.10% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	N/A
Class B	0.65%
Class C	0.65%

In addition, the underlying funds' Class A shares in which the Fund invests impose a 0.35% 12b-1 fee. To avoid duplication of the 12b-1 fees, each class of fund shares of the Fund has reduced the 12b-1 fees by the amount of the underlying funds' Class A 12b-1 fees.

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$19,344
Retained by Underwriter	1,206
Contingent Deferred Sales Charge	1,010

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $1,113 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $26.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$452,502
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	221,830
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$2
Undistributed net investment income (loss)	(2)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$6,526
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	26,647
Long-term Capital Gain	6,053

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Asset Allocation–Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$13,098
Undistributed Long-term Capital Gains	$28,463
Capital Loss Carryforward	$-
Net Unrealized Appreciation (Depreciation)	$120,843	*

*  Amount includes unrealized appreciation (depreciation) of deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$1,182,186
Unrealized Appreciation	$124,520
Unrealized (Depreciation)	(3,674)
Net Unrealized Appreciation (Depreciation)	$120,846

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Asset Allocation–Moderate Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation–Moderate Portfolio (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Asset Allocation–Moderate Portfolio

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $2,742 as qualified dividend income.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $6,054 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Clarion Real Estate Securities

MARKET ENVIRONMENT

Real estate stocks have delivered a strong performance over the past twelve months, with the Dow Jones Wilshire Real Estate Securities Index ("DJWRE") up 20.10% since October 31, 2004. For 2005, year-to-date performance for the DJWRE is 8.69%. When compared to stocks and bonds in recent years, stellar performance by real estate in both public and private markets has attracted strong capital flows, resulting in declining cap rates, enhanced returns, and significant capital appreciation. The theme for 2005 has been the press' obsession with the real estate bubble. We believe the articles written often ignore some important fundamentals in the property market and in the Real Estate Investment Trust ("REIT") market. Our portfolio management team, working with the ING Real Estate research team, decided to take a look at the data. We believe that: 1) real estate values today seem rational, given prevailing bond rates and investors' total return expectations; and 2) since REIT prices are generally in-line with private market real estate values, it stands to reason that REIT prices are reasonable as well. Overall, the public continues to recognize that real estate securities offer a very attractive and liquid alternative for getting exposure to commercial real estate assets.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Clarion Real Estate Securities, Class A returned 19.87%. By comparison its benchmark, the DJWRE, returned 20.10%.

STRATEGY REVIEW

The inception date of the TA IDEX Clarion Real Estate Securities was March 1, 2003. Since inception, the portfolio is up 27.63%, which is approximately 290 basis points below the DJWRE. For the fiscal year ending October 31, 2005, the Fund is up 19.87%, which is approximately 20 basis points below the benchmark. At the end of 2003, we decided to take a more benchmark-sensitive total return strategy, which has improved relative performance to the benchmark in the past twelve months.

The portfolio's total return investment philosophy is to own a portfolio of approximately 35 to 40 real estate stocks with the goal of outperforming the DJWRE through proprietary real estate market research and knowledge. We seek to own attractively priced stocks that offer favorable underlying real estate fundamentals from both a property type and geographic perspective.

We believe sector performance will continue to be a key source of absolute and relative performance for the portfolio. Evidence continues to mount on the steady improvements in occupancy levels across three major property types. Office and industrial occupancy has been boosted significantly by the strong economy. For this reason, we have increased our exposure to the office sector over the last few months to an overweight position. Retail properties continue to benefit from a seemingly unstoppable consumer, increasingly confident of the labor market and the economy. Only multi-family properties continue to struggle with higher ownership levels and supply. However, we believe that as mortgage rates rise and increasing numbers of younger workers enter the labor force, occupancy levels in the multi-family market will improve further.

Hotels, most linked to a cyclical improvement in the economy, we believe, will do well in 2006 if the economy continues to improve. We have positioned the portfolio to reflect these convictions.

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Fund Managers
ING Clarion Real Estate Securities L.P.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Clarion Real Estate Securities

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	19.87%	27.63%	3/1/03
Class A (POP)	13.28%	24.96%	3/1/03
DJ Wilshire RES[1]	20.10%	30.55%	3/1/03
Class B (NAV)	18.45%	26.76%	3/1/03
Class B (POP)	13.45%	26.00%	3/1/03
Class C (NAV)	18.53%	26.55%	3/1/03
Class C (POP)	17.53%	26.55%	3/1/03

NOTES

1  The Dow Jones Wilshire Real Estate Securities (DJ Wilshire RES) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political or regulatory events and may be subject to greater loss than investments in a diversified fund.

The risks of investing in REITs are similar to investing directly in real estate. Investing in real estate presents its own risks, including declining property values, overbuilding, low occupancy rates from commercial properties, rising operating expenses and interest rates, as well as taxes and other regulatory issues.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Clarion Real Estate Securities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,106.50	1.25%	$6.64
Hypothetical (b)	1,000.00	1,018.90	1.25	6.36
Class B
Actual	1,000.00	1,098.70	2.43	12.85
Hypothetical (b)	1,000.00	1,012.96	2.43	12.33
Class C
Actual	1,000.00	1,100.60	2.15	11.38
Hypothetical (b)	1,000.00	1,014.37	2.15	10.92

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Real Estate Property Breakdown
At October 31, 2005

This chart shows the percentage breakdown by real estate property breakdown of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Clarion Real Estate Securities

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.0%)
Apartments (16.8%)
American Campus Communities, Inc.	34,200	$847
Archstone–Smith Trust	73,500	2,982
AvalonBay Communities, Inc.	71,100	6,132
BRE Properties–Class A	34,400	1,517
Camden Property Trust	69,660	3,925
Equity Residential	135,400	5,314
GMH Communities Trust	39,400	590
Post Properties, Inc.	56,200	2,293
United Dominion Realty Trust, Inc.	85,200	1,886
Health Care (1.9%)
Ventas, Inc.	96,200	2,947
Hotels (6.8%)
Host Marriott Corp.	131,700	2,211
LaSalle Hotel Properties	44,500	1,575
Starwood Hotels & Resorts Worldwide, Inc.	88,000	5,142
Strategic Hotel Capital, Inc.	80,300	1,364
Industrial Property (10.2%)
AMB Property Corp.	102,700	4,537
Liberty Property Trust	73,349	3,058
Prologis	182,100	7,830
Office Property (30.9%)
Arden Realty, Inc.	140,350	6,335
BioMed Realty Trust, Inc.	59,600	1,491
Boston Properties, Inc.	87,200	6,036
CarrAmerica Realty Corp.	55,200	1,818
Corporate Office Properties Trust	68,900	2,395
Equity Office Properties Trust	133,000	4,096
Highwood Properties, Inc.	77,900	2,198
Maguire Properties, Inc.	101,800	3,054
Reckson Associates Realty Corp.	111,600	3,917
SL Green Realty Corp.	66,000	4,490
Trizec Properties, Inc.	246,800	5,491
Vornado Realty Trust	68,700	5,565
Operating/Development (1.5%)
Brookfield Properties Co.	76,600	2,244
Regional Mall (15.1%)
General Growth Properties, Inc.	141,460	6,009
Macerich Co. (The)	46,800	3,008
Mills Corp. (The)	65,800	3,520
Simon Property Group, Inc.	133,100	9,533
Taubman Centers, Inc.	22,900	755

	Shares	Value
Shopping Center (10.3%)
Acadia Realty Trust	80,200	$1,524
Developers Diversified Realty Corp.	86,700	3,787
Federal Realty Investment Trust	49,400	2,996
New Plan Excel Realty Trust	47,000	1,081
Pan Pacific Retail Properties, Inc.	47,600	3,023
Regency Centers Corp.	56,300	3,134
Storage (4.5%)
Extra Space Storage, Inc.	71,800	1,048
Public Storage, Inc.	69,600	4,608
Shurgard Storage Centers, Inc.–Class A	7,800	440
U-Store-It Trust	36,900	770
Total Common Stocks (cost: $126,128)		$148,516
SUMMARY:
Investment securities, at value	98.0%	$148,516
Other assets in excess of liabilities	2.0%	3,050
Net assets	100.0%	$151,566

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Clarion Real Estate Securities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $126,128)	$148,516
Cash	3,117
Receivables:
Investment securities sold	1,884
Shares of beneficial interest sold	335
Interest	7
Dividends	440
Other	3
154,302
Liabilities:
Investment securities purchased	2,504
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	44
Management and advisory fees	99
Distribution and service fees	50
Transfer agent fees	5
Administration fees	2
Other	32
2,736
Net Assets	$151,566
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$113,356
Undistributed net investment income (loss)	–
Undistributed net realized gain (loss) from investment securities	15,822
Net unrealized appreciation (depreciation) on investment securities	22,388
Net Assets	$151,566
Net Assets by Class:
Class A	$139,290
Class B	6,644
Class C	5,632
Shares Outstanding:
Class A	8,638
Class B	412
Class C	351
Net Asset Value Per Share:
Class A	$16.13
Class B	16.14
Class C	16.02
Maximum Offering Price Per Share (a):
Class A	$17.07

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$31
Dividends (net of withholding taxes on foreign dividends of $1)	4,011
Income from loaned securities–net	21
4,063
Expenses:
Management and advisory fees	1,080
Distribution and service fees:
Class A	432
Class B	56
Class C	59
Transfer agent fees:
Class A	25
Class B	18
Class C	9
Printing and shareholder reports	4
Custody fees	21
Administration fees	26
Legal fees	10
Audit fees	18
Trustees fees	6
Registration fees:
Class A	22
Class B	11
Class C	15
Other	2
Total expenses	1,814
Net Investment Income (Loss)	2,249
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	17,287
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	3,612
Net Gain (Loss) on Investment Securities	20,899
Net Increase (Decrease) in Net Assets Resulting from Operations	$23,148

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Clarion Real Estate Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$2,249	$2,213
Net realized gain (loss) from investment securities	17,287	7,514
Net unrealized appreciation (depreciation) on investment securities	3,612	15,478
	23,148	25,205
Distributions to Shareholders:
From net investment income:
Class A	(3,317)	(3,781)
Class B	(82)	(88)
Class C	(107)	(106)
Class C2	–	(7)
Class M	–	(13)
	(3,506)	(3,995)
From net realized gains:
Class A	(1,619)	(7,237)
Class B	(57)	(192)
Class C	(76)	(228)
Class C2	–	(21)
Class M	–	(28)
	(1,752)	(7,706)
Capital Share Transactions:
Proceeds from shares sold:
Class A	19,659	39,247
Class B	3,365	2,642
Class C	2,151	2,662
Class C2	–	101
Class M	–	202
	25,175	44,854
Dividends and distributions reinvested:
Class A	4,922	11,008
Class B	121	226
Class C	145	240
Class C2	–	27
Class M	–	29
	5,188	11,530
Cost of shares redeemed:
Class A	(27,189)	(1,533)
Class B	(1,527)	(1,021)
Class C	(2,761)	(714)
Class C2	–	(91)
Class M	–	(22)
	(31,477)	(3,381)
Class level exchanges:
Class C	–	736
Class C2	–	(256)
Class M	–	(480)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$90	$4
Class B	(90)	(4)
	–	–
	(1,114)	53,003
Net increase (decrease) in net assets	16,776	66,507
Net Assets:
Beginning of year	134,790	68,283
End of year	$151,566	$134,790
Undistributed Net Investment Income (Loss)	$–	$–
Share Activity:
Shares issued:
Class A	1,233	2,967
Class B	221	204
Class C	141	205
Class C2	–	8
Class M	–	17
	1,595	3,401
Shares issued–reinvested from distributions:
Class A	321	887
Class B	8	18
Class C	9	19
Class C2	–	2
Class M	–	2
	338	928
Shares redeemed:
Class A	(1,888)	(121)
Class B	(100)	(81)
Class C	(182)	(56)
Class C2	–	(7)
Class M	–	(2)
	(2,170)	(267)
Class level exchanges:
Class C	–	58
Class C2	–	(21)
Class M	–	(37)
	–	–
Automatic conversions:
Class A	6	–
Class B	(6)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	(328)	3,733
Class B	123	141
Class C	(32)	226
Class C2	–	(18)
Class M	–	(20)
	(237)	4,062

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Clarion Real Estate Securities

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$13.99	$0.27	$2.46	$2.73	$(0.41)	$(0.18)	$(0.59)	$16.13
	10/31/2004	12.25	0.28	3.05	3.33	(0.53)	(1.06)	(1.59)	13.99
	10/31/2003	10.00	0.43	1.95	2.38	(0.13)	–	(0.13)	12.25
Class B	10/31/2005	13.99	0.06	2.49	2.55	(0.22)	(0.18)	(0.40)	16.14
	10/31/2004	12.22	0.25	3.03	3.28	(0.45)	(1.06)	(1.51)	13.99
	10/31/2003	10.00	0.38	1.95	2.33	(0.11)	–	(0.11)	12.22
Class C	10/31/2005	13.92	0.11	2.44	2.55	(0.27)	(0.18)	(0.45)	16.02
	10/31/2004	12.22	0.17	3.04	3.21	(0.45)	(1.06)	(1.51)	13.92
	10/31/2003	10.00	0.38	1.95	2.33	(0.11)	–	(0.11)	12.22

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	19.87%	$139,290	1.25%	1.25%	1.77%	66%
	10/31/2004	29.30	125,423	1.30	1.30	2.16	73
	10/31/2003	23.80	64,090	1.75	1.76	5.55	95
Class B	10/31/2005	18.45	6,644	2.38	2.38	0.42	66
	10/31/2004	28.96	4,042	1.51	1.51	1.97	73
	10/31/2003	23.33	1,804	2.40	2.41	4.91	95
Class C	10/31/2005	18.53	5,632	2.27	2.27	0.76	66
	10/31/2004	28.32	5,325	2.22	2.22	1.32	73
	10/31/2003	23.33	1,913	2.40	2.41	4.91	95

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Clarion Real Estate Securities commenced operations on March 1, 2003.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Clarion Real Estate Securities (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is "non-diversified" under the 1940 Act.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $63 are included in net realized gains in the Statement of Operations.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the Fund invests primarily in real estate securities, the net asset value per share may fluctuate more widely than the net asset value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$11,820	7.80%
TA IDEX Asset Allocation– Growth Portfolio	18,061	11.92%
TA IDEX Asset Allocation– Moderate Growth Portfolio	50,834	33.54%
TA IDEX Asset Allocation– Moderate Portfolio	51,088	33.71%
Total	$131,803	86.97%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.65% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$189
Retained by Underwriter	18
Contingent Deferred Sales Charge	22

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Clarion Real Estate Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $47 for the year ended October 31, 2005

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $3.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$87,952
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	92,795
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed net investment income (loss)	$1,257
Undistributed net realized gain (loss) from investment securities	(1,257)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$10,399
Long-term capital gain	1,362
2005 Distributions paid from:
Ordinary Income	3,506
Long-term capital gain	1,752

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$2,600
Undistributed Long-term Capital Gains	$13,374
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$22,236

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$126,280
Unrealized Appreciation	$22,236
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$22,236

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENT

Effective November 1, 2005, the Fund has changed its name to TA IDEX Clarion Global Real Estate Securities

Transamerica IDEX Mutual Funds

Annual Report 2005

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Clarion Real Estate Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Clarion Real Estate Securities (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Clarion Real Estate Securities

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $159 as qualified dividend income.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,752 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Evergreen International Small Cap

MARKET ENVIRONMENT

Our philosophy has continued to emphasize individual stock selection focusing on companies with strong fundamentals such as earnings quality and growth, solid balance sheets and strong management. Some weakness in the international small cap markets in the latter part of 2004 was replaced by robust returns in 2005. The portfolio participated in this strength and outperformed the benchmark index over the period.

PERFORMANCE

For the period from inception November 8, 2004 through October 31, 2005, TA IDEX Evergreen International Small Cap, Class I returned 27.10%. By comparison its benchmark, the Citigroup Global ex-U.S. EMI Index returned 24.79%.

STRATEGY REVIEW

From November 2004 through October 31, 2005 the more significant sector changes in the portfolio were reductions in the weights in consumer discretionary and healthcare and increases in industrials, materials, energy and telecommunications services. These moves largely reflected the changing market and economic backdrop including the rises in U.S. interest rates, increases in energy and commodity prices and the renewed investor sentiment. From a geographic perspective, the most noteworthy changes were a significant increase in the weight in Japan, particularly over the latter months of the period, and increases of lower levels in the Netherlands and the United Kingdom ("U.K.") over a longer part of the year. These increases reflect the impact of both relative performances as well as reallocation of exposure. The funding for reallocations came from reducing the exposure to both France and Germany as well as from cash. Cash flow in the year was strong and the portfolio was almost fully invested at year-end. Exposure to emerging markets remained largely unchanged at modest levels.

From a sector perspective, industrials, consumer discretionary, information technology ("IT") and materials had the most positive effect on the portfolio over the period. Overweight positions (significant in consumer discretionary) combined with strong stock outperformances to boost the portfolio's return.

The industrials sector had four of the portfolio's top ten contributors. U.K.-based Ashtead Group plc, a construction equipment leasing company, led the way as the portfolio's strongest contributor. Another UK stock, Charter plc, an international engineering company, saw strong returns as did Dutch based Koninklijke BAM, a construction and engineering company. Each of these stocks saw returns of over 80% in the year. Japanese consumer retailers Yamada Denki Co., Ltd. and United Arrows, both of which returned in excess of 100% in the year were the leading contributors. Galeries Lafayette, which was taken private early in 2005, also helped performance. German tire manufacturer and auto component company, Continental AG, had a strong year, in part reaping the rewards from low cost production in Eastern Europe. In IT, the French information systems company, Bull, and Neopost S.A., the office equipment supplier, were also among the stronger performers and the portfolio's heavier weights. Within materials, the largest contribution came from Tokuyama, the Japanese chemical company.

On a regional basis, the U.K., Europe and Japan were the leaders. In addition to individual stocks already mentioned, strong contributions came from a range of companies across different industries. These included Photo-Me International plc, a U.K.-based photographic service company with overseas operations; France's Eurofins Scientific SA, the specialist in scientific analysis of food and raw materials; the U.K.'s energy companies Paladin Resources plc and Tullow Oil plc; Ireland's Anglo Irish Bank Corporation plc; and Japan's financial services company, Nissin Co., Ltd. and retailer, Isetan Company Limited.

From a sector perspective, energy was the only detractor, and marginally so, as the impact of an underweight position offset the benefits of superior stock selection. A number of individual holdings across a range of sectors disappointed and detracted from performance in the period. These included Agfa-Gevaert N.V., the Belgian-based imaging company; Puma AG Rudolf Dassler Sport, the German sports-apparel company; media companies ITV plc in the U.K. and Promotora de Informaciones, S.A. in Spain. Japan's truck and bus manufacturer, Hino Motors, Ltd., was also negative.

Investment Team
Evergreen Investment Management Company, LLC

This Fund is only available for investment by the Asset Allocation Portfolios.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Evergreen International Small Cap

Comparison of change in value of $10,000 investment in Class I shares and its comparative index.

Total Return for Period Ended 10/31/05

	From Inception	Inception Date
Class A (NAV)	10.26%	3/1/05
Class I (NAV)	27.10%	11/8/04
Citigroup[1]	24.79%	11/8/04

NOTES

1  The Citigroup Global ex-U.S. EMI (Citigroup) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class I shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Class A shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Evergreen International Small Cap

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transactional costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,151.70	1.61%	$8.73
Hypothetical (b)	1,000.00	1,017.09	1.61	8.19
Class I
Actual	1,000.00	1,153.40	1.22	6.62
Hypothetical (b)	1,000.00	1,019.06	1.22	6.21

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2005

This chart shows the percentage breakdown by region of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Evergreen International Small Cap

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS ( 97.0%)
Australia (0.3%)
QBE Insurance Group, Ltd.	71,387	$950
Belgium (2.6%)
AGFA-Gevaert NV	59,660	1,285
GIMV Nv	33,627	1,731
Mobistar SA	8,886	719
Option NV ‡†	48,939	3,097
Umicore	17,964	1,798
Bermuda (0.2%)
China Gas Holdings, Ltd. ‡	4,380,000	695
Brazil (2.0%)
Empresa Brasileira de Aeronautica SA, ADR †	87,174	3,381
Tim Participacoes SA, ADR †	153,997	3,121
Canada (2.3%)
Brascan Corp.–Class A	14,900	680
Gabriel Resources, Ltd. ‡	62,160	124
Gabriel Resources, Ltd. Warrants ‡	23,380	14
RONA, Inc. ‡	201,800	3,752
Sierra Wireless ‡	226,000	2,486
Transat AT, Inc.–Class A ‡	26,211	361
Transat AT, Inc.–Class B ‡	15,518	211
Finland (0.2%)
Amer Group	28,100	512
France (6.9%)
Altran Technologies SA ‡†	385,554	4,506
Bull SA ‡§	6,042,085	5,432
Eurofins Scientific ‡	79,256	3,372
Flo Groupe ‡	133,212	1,221
Neopost SA	87,209	8,415
Germany (8.9%)
Adidas-Salomon AG	49,606	8,323
Continental AG	93,650	7,161
Deutz AG ‡†	626,361	2,845
Leoni AG	60,691	1,898
Man AG	33,442	1,552
Puma AG Rudolf Dassler Sport	5,947	1,506
Q-Cells AG ‡	31,854	1,749
SGL Carbon AG ‡	293,763	4,296
Ireland (2.4%)
Anglo Irish Bank Corp. PLC	399,649	5,451
C&C Group PLC	408,107	2,529
Italy (2.1%)
Davide Campari-Milano SpA	464,107	3,146
Geox SpA ‡†	381,744	3,626
Gruppo Coin SpA ‡	76,420	229

	Shares	Value
Japan (24.5%)
Advan Co., Ltd.	162,400	$2,321
Arrk Corp.	67,300	3,708
Bank of Yokohama, Ltd. (The)	441,000	3,578
Diamond Lease Co., Ltd.	91,800	4,253
Hino Motors, Ltd.	762,000	4,840
Isetan Co., Ltd.	295,300	5,279
Ito En, Ltd.	41,500	1,990
Jupiter Telecommunications Co. ‡	2,374	1,904
NextCom KK †	1,296	1,543
NGK Insulators, Ltd.	123,000	1,460
Nidec Corp.	52,000	2,959
Nipponkoa Insurance Co., Ltd.	389,000	3,260
Nissin Co., Ltd.	4,059,040	5,826
Okumura Corp.	283,000	1,763
Pigeon Corp.	112,900	1,476
Ryohin Keikaku Co., Ltd.	80,800	5,347
Seijo Corp.	45,500	1,236
Takano Co., Ltd.	74,100	1,277
Takefuji Corp.	56,060	3,908
THK Co., Ltd.	112,800	2,530
Toho Co., Ltd.	102,600	1,949
Tokuyama Corp.	709,000	7,008
Tokyo Star Bank, Ltd. (The) ‡	70	244
United Arrows, Ltd. †	107,100	5,689
Yamada Denki Co., Ltd.	63,700	5,568
Netherlands (13.0%)
Ballast Nedam ‡	34,560	1,412
Buhrmann NV †	804,226	8,888
Fugro NV	53,549	1,447
Getronics NV	64,625	804
Grolsch NV	29,903	780
Hagemeyer NV ‡†	309,026	837
Heijmans NV	129,959	5,871
IHC Caland NV	30,346	2,346
Koninklijke BAM NBM NV	104,751	8,500
Koninklijke Wessanen NV	237,822	3,492
USG People NV †	264,169	8,521
New Zealand (0.3%)
Vector, Ltd. ‡	527,427	1,135
South Africa (0.2%)
Harmony Gold Mining Co., Ltd., ADR ‡†	78,808	824
Spain (5.4%)
Cia de Distribucion Integral Logista SA †	86,376	4,577
Cintra Concesiones de Infraestructuras de Transporte SA ‡	222,137	2,633
Fomento de Construcciones y Contratas SA	8,171	448
Gestevision Telecinco SA ‡	102,285	2,269

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Evergreen International Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Spain (continued)
Miquel y Costas	35,885	$1,098
NH Hoteles SA	115,949	1,737
Promotora de Informaciones SA	156,550	2,871
Sociedad General de Aguas de Barcelona SA–Class B	93,157	2,148
Switzerland (2.0%)
Lindt & Spruengli AG	2,092	3,540
Logitech International SA ‡	81,178	3,072
United Kingdom (23.7%)
Aberdeen Asset Management PLC	447,171	895
Ashtead Group PLC ‡	4,118,023	10,281
AWG PLC	326,689	5,562
BAE Systems PLC	932,312	5,456
Body Shop International PLC	720,141	2,678
Carphone Warehouse Group PLC	335,706	1,165
Charter PLC ‡	846,231	5,814
Daily Mail and General Trust NV–Class A	41,278	458
Danka Business Systems PLC ‡	398,568	196
Danka Business Systems PLC, ADR ‡	879,068	1,872
Electronics Boutique PLC	1,929,639	2,930
Enterprise Inns PLC	183,837	2,537
Hilton Group PLC	171,692	1,031
Homestyle Group PLC ‡	518,039	702
ICAP PLC	300,873	1,841
ITV PLC	1,967,199	3,622
Kelda Group PLC	89,702	1,105
Laura Ashley Holdings PLC ‡	2,093,709	491
Luminar PLC	273,749	2,351
Man Group PLC	30,086	820
Paladin Resources PLC	526,619	3,261
Photo-Me International PLC	4,595,546	10,354
Premier Oil PLC ‡	177,094	2,273
Regent Inns PLC ‡	900,025	1,386
Rentokil Initial PLC	322,406	876
RHM PLC ‡	191,514	878
Schroders PLC	66,087	1,005
Trafficmaster PLC ‡	141,549	78
Tullow Oil PLC	510,402	2,191
Umbro ‡	973,978	2,138
United Utilities PLC	178,826	1,974
Total Common Stocks (cost: $286,618)		320,561
	Principal	Value
SECURITY LENDING COLLATERAL (8.6%)
Debt (8.0%)
Bank Notes (0.5%)
Bank of America 3.81%, due 06/07/2006 * 3.81%, due 08/10/2006 *	$800 794	$800 794

	Principal	Value
Bank Notes (continued)
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	$159	$159
Certificates of Deposit (0.6%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	635	635
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	505	505
Rabobank Nederland 4.03%, due 05/31/2006 *	794	794
Commercial Paper (1.7%)
Ciesco LLC 4.00%, due 11/03/2005	793	793
General Electric Capital Corp. 3.96%, due 12/05/2005	635	635
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	633	633
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	629	629
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	476	476
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	472	472
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	476	476
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	791 788	791 788
Euro Dollar Overnight (1.9%)
Bank of Montreal 3.79%, due 11/01/2005	476	476
Barclays 3.80%, due 11/04/2005	635	635
BNP Paribas 3.83%, due 11/02/2005	952	952
Deutsche Bank 3.80%, due 11/02/2005	1,587	1,587
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	476	476
Royal Bank of Scotland 3.76%, due 11/01/2005	635	635
Svenska Handlesbanken 4.03%, due 11/01/2005	817	817
UBS AG 3.80%, due 11/03/2005	635	635
Euro Dollar Terms (0.7%)
Royal Bank of Scotland 4.00%, due 12/12/2005	635	635

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Evergreen International Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Terms (continued)
UBS AG 4.02%, due 12/01/2005	$635	$635
Wells Fargo 3.96%, due 11/14/2005	952	952
Promissory Notes (0.2%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	667	667
Repurchase Agreements (2.4%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $1,082 on 11/01/2005	1,082	1,082
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $2,699 on 11/01/2005	2,698	2,698
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $75 on 11/01/2005	75	75
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $3,175 on 11/01/2005	3,174	3,174
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $952 on 11/01/2005	952	952

	Shares	Value
Investment Companies (0.6%)
Money Market Funds (0.6%)
American Beacon Fund 1-day yield of 3.81%	684,383	$684
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	634,901	635
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	98,897	99
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	627,884	628
Total Security Lending Collateral (cost: $28,509)		28,509
Total Investment Securities (cost: $315,127)		$349,070
SUMMARY:
Investment securities, at value	105.6%	$349,070
Liabilities in excess of other assets	(5.6)%	(18,515)
Net assets	100.0%	$330,555

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $27,083.

§  Security is deemed to be illiquid.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $8,141, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $2,686 or 0.8% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Evergreen International Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Business Services	8.8%	$29,200
Engineering & Management Services	6.6%	22,052
Computer & Office Equipment	6.2%	20,571
Rubber & Misc. Plastic Products	5.1%	16,990
Chemicals & Allied Products	4.7%	15,458
Wholesale Trade Durable Goods	3.7%	12,093
Instruments & Related Products	3.5%	11,639
Electric, Gas & Sanitary Services	3.3%	10,789
Commercial Banks	2.8%	9,273
Oil & Gas Extraction	2.8%	9,172
Aerospace	2.7%	8,837
Radio, Television & Computer Stores	2.6%	8,498
Manufacturing Industries	2.6%	8,476
Personal Credit Institutions	2.5%	8,161
Food & Kindred Products	2.4%	7,910
Restaurants	2.3%	7,495
Industrial Machinery & Equipment	2.1%	6,927
Beer, Wine & Distilled Beverages	2.0%	6,455
Computer & Data Processing Services	1.9%	6,236
Shoe Stores	1.9%	6,180
Radio & Television Broadcasting	1.8%	5,891
Department Stores	1.7%	5,508
Misc. General Merchandise Stores	1.6%	5,347
Telecommunications	1.5%	5,005
Holding & Other Investment Offices	1.5%	4,945
Automotive	1.5%	4,840
Communications Equipment	1.4%	4,640
Insurance	1.2%	4,210
Lumber & Other Building Materials	1.1%	3,752
Leather & Leather Products	1.1%	3,626
Health Services	1.0%	3,372
Electronic Components & Accessories	1.0%	3,358
Printing & Publishing	1.0%	3,329
Electronic & Other Electric Equipment	0.9%	2,959
Electric Services	0.9%	2,884
Security & Commodity Brokers	0.8%	2,846
Public Administration	0.8%	2,711
Metal Mining	0.8%	2,636
Water Transportation	0.7%	2,346
Beverages	0.6%	1,990
Motion Pictures	0.6%	1,949
Communication	0.6%	1,904
Hotels & Other Lodging Places	0.5%	1,737
Furniture & Fixtures	0.4%	1,277
Drug Stores & Proprietary Stores	0.4%	1,236
Paper & Paper Products	0.3%	1,098
Amusement & Recreation Services	0.3%	1,031

	Percentage of Net Assets	Value
Furniture & Home Furnishings Stores	0.2%	$702
Air Transportation	0.2%	572
Construction	0.1%	448
Investment securities, at value	97.0%	320,561
Securities lending collateral	8.6%	28,509
Liabilities in excess of other assets	(5.6)%	(18,515)
Net assets	100.0%	$330,555

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Evergreen International Small Cap

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $315,127) (including securities loaned of $27,083)	$349,070
Cash	8,673
Foreign currencies (cost: $1,171)	1,164
Receivables:
Interest	21
Dividends	513
Dividend reclaims receivable	49
359,490
Liabilities:
Accounts payable and accrued liabilities:
Management and advisory fees	322
Distribution and service fees	37
Administration fees	6
Payable for collateral for securities on loan	28,509
Other	61
28,935
Net Assets	$330,555
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$285,307
Undistributed net investment income (loss)	823
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	10,498
Net unrealized appreciation (depreciation) on:
Investment securities	33,943
Translation of assets and liabilites denominated in foreign currencies	(16)
Net Assets	$330,555
Net Assets by Class:
Class A	$126,142
Class I	204,413
Shares Outstanding:
Class A	9,945
Class I	16,080
Net Asset Value and Offering Price Per Share:
Class A	$12.69
Class I	12.71

STATEMENT OF OPERATIONS
For the period ended October 31, 2005 (a)
(all amounts in thousands)

Investment Income:
Interest	$235
Dividends (net of withholding taxes on foreign dividends of $366)	3,824
Income from loaned securities–net	57
4,116
Expenses:
Management and advisory fees	2,312
Distribution and service fees:
Class A	242
Transfer agent fees:
Class A	1
Class I	1
Printing and shareholder reports	1
Custody fees	242
Administration fees	43
Legal fees	11
Audit fees	22
Trustees fees	7
Registration fees:
Class A	9
Class I	14
Other	2
Total expenses	2,907
Net Investment Income (Loss)	1,209
Net Realized Gain (Loss) from:
Investment securities	10,119
Foreign currency transactions	(7)
10,112
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	33,943
Translation of assets and liabilities denominated in foreign currencies	(16)
33,927
Net Gain (Loss) on Investment Securities and Foreign Currency Transactions	44,039
Net Increase (Decrease) in Net Assets Resulting from Operations	$45,248

(a)  TA IDEX Evergreen International Small Cap ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Evergreen International Small Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,209
Net realized gain (loss) from investment securities and foreign currency transactions	10,112
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	33,927
45,248
Capital Share Transactions:
Proceeds from shares sold:
Class A	114,354
Class I	170,953
285,307
Net increase (decrease) in net assets	330,555
Net Assets:
Beginning of period	–
End of period	$330,555
Undistributed Net Investment Income (Loss)	$823
Share Activity:
Shares issued:
Class A	9,945
Class I	16,080
26,025
Net increase (decrease) in shares outstanding:
Class A	9,945
Class I	16,080
26,025

(a)  TA IDEX Evergreen International Small Cap ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Evergreen International Small Cap

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout the period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$11.50	$0.05	$1.14	$1.19	$–	$–	$–	$12.69
Class I	10/31/2005	10.00	0.06	2.65	2.71	–	–	–	12.71

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	10.26%	$126,142	1.57%	1.57%	0.54%	65%
Class I	10/31/2005	27.10	204,413	1.22	1.22	0.56	65

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Evergreen International Small Cap ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Evergreen International Small Cap

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TA IDEX Evergreen International Small Cap (the "Fund") began operations on November 8, 2004.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, Class A and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. The initial sales charge currently is waived as this Fund is available for investment only by certain strategic asset allocation funds. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Class I shares are offered for investment to the asset allocation funds of AEGON/Transamerica Series Trust (ATST).

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $1 are included in net realized gains in the Statement of Operations.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Evergreen International Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $24, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at October 31, 2005.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the period from inception through October 31, 2005, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$10,603	3.21%
TA IDEX Asset Allocation– Growth Portfolio	36,691	11.10%
TA IDEX Asset Allocation–Moderate Growth Portfolio	58,016	17.55%
TA IDEX Asset Allocation– Moderate Portfolio	20,767	6.28%
Asset Allocation–Conservative Portfolio	10,125	3.06%
Asset Allocation–Growth Portfolio	55,914	16.91%
Asset Allocation–Moderate Growth Portfolio	92,361	27.94%
Asset Allocation–Moderate Portfolio	45,975	13.91%
Total	$330,452	99.96%

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Evergreen International Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

1.07% of the first $250 million of ANA

1.00% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated annual limit:

From November 8, 2004 through May 27, 2005:
1.32% Expense Limit (including 12b-1 fees)

From May 28, 2005 on:
1.32% Expense Limit (excluding 12b-1 fees)

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the period from inception through October 31, 2005. There were no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $2 for the period from inception through October 31, 2005.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception through October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$406,005
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	132,243
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed net investment income (loss)	$(386)
Undistributed net realized gain (loss) from investment securities	386

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$11,435
Undistributed Long-term Capital Gains	$225
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$33,582	*

*  Amount includes unrealized appreciation (depreciation) from foreign currency.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$315,472
Unrealized Appreciation	$39,233
Unrealized (Depreciation)	(5,635)
Net Unrealized Appreciation (Depreciation)	$33,598

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Evergreen International Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Evergreen International Small Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Evergreen International Small Cap (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations , the changes in its net assets and the financial highlights for the period November 8, 2004 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX Evergreen International Small Cap (unaudited)

A discussion regarding the basis of Transamerica IDEX Mutual Funds' Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX Federated Tax Exempt

MARKET ENVIRONMENT

During the period, the AAA-rated general obligation tax exempt yield curve rose while also flattening significantly, with five- and ten-year rates increasing by 81 and 52 basis points, respectively. The 30-year AAA general obligation tax-exempt rate essentially remained the same. It actually decreased by only 1 basis point. As a result, the municipal yield curve flattened by 82 basis points between the five-year and 30-year maturities. Financial markets appeared to continue to focus on the tightening of short-term interest rates by the Federal Reserve Board. The price of oil and the value of the dollar relative to other currencies added to market volatility. Inflation expectations, as always, continued to be the primary predictor of the behavior of long-term interest rates.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Federated Tax Exempt, Class A returned 1.33%. By comparison its benchmark, the Lehman Brothers Municipal Bond Index returned 2.54%.

STRATEGY REVIEW

During the third quarter, the most opportunistic sectors of the municipal market continued to be the yield sectors, or the sectors of the market that represented the most attractive yields available to investors. This included the revenue bond sectors such as hospitals, resource recovery and higher education. The portfolio benefited from its holdings of hospital and industrial development bonds during the quarter. The portfolio's "BBB"-rated debt also had a positive impact on performance during the quarter. The demand for yield by investors appears to have been the impetus for "BBB"-rated debt to outperform over the other investment grade rating categories.

During the period, the following primary investment strategies were utilized: We continued to believe that income likely would be the primary driver of total return. Strategy focused on making selective purchases of lower investment grade (BBB, A) credits. Credit spreads were wide enough to provide the opportunity for attractive potential returns. Revenue bonds with dedicated revenue streams were emphasized. Revenue bond sectors, such as hospital, higher-education and industrial development bonds also were emphasized. Premium coupons were emphasized because of their lower volatility and sensitivity to changes in interest rates as a result of the income cushion they provide.

J. Scott Albrecht, CFA

Mary Jo Ochson, CFA

Co-Fund Managers
Federated Investment Management Company

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Federated Tax Exempt

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	1.33%	5.06%	4.78%	6.66%	4/1/85
Class A (POP)	(3.49)%	4.04%	4.27%	6.41%	4/1/85
LBMB[1]	2.54%	5.98%	5.85%	7.92%	4/1/85
Class B (NAV)	0.72%	4.39%	4.11%	4.21%	10/1/95
Class B (POP)	(4.18)%	4.22%	4.11%	4.21%	10/1/95
Class C (NAV)	0.69%	–	–	3.15%	11/11/02
Class C (POP)	(0.28)%	–	–	3.15%	11/11/02
Class M (NAV)	1.11%	4.80%	4.51%	4.40%	10/1/93
Class M (POP)	(0.86)%	4.59%	4.41%	4.31%	10/1/93

NOTES

1  The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Income derived from this fund may be subject to federal alternative minimum tax, as well as state and/or local taxes.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Federated Tax Exempt

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,002.10	1.47%	$7.42
Hypothetical (b)	1,000.00	1,017.80	1.47	7.48
Class B
Actual	1,000.00	999.40	2.09	10.53
Hypothetical (b)	1,000.00	1,014.67	2.09	10.61
Class C
Actual	1,000.00	999.10	2.01	10.13
Hypothetical (b)	1,000.00	1,015.07	2.01	10.21
Class M
Actual	1,000.00	1,001.30	1.57	7.92
Hypothetical (b)	1,000.00	1,017.29	1.57	7.98

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Municipal Bond Type
At October 31, 2005

This chart shows the percentage breakdown by municipal bond type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Federated Tax Exempt

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
LONG-TERM MUNICIPAL BONDS ( 99.4%)
Alabama (2.6%)
Alabama Water Pollution Control Authority, Revenue Bonds, 5.50%, due 08/15/2023	$500	$538
California (3.3%)
Southern California Logistics Airport Authority, 5.00%, due 12/01/2035	150	151
Torrance, CA, (Torrance Memorial Medical Center), Revenue Bonds, Series A, 6.00%, due 06/01/2022	500	546
Colorado (2.4%)
Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.25%, due 12/01/2025	500	509
District of Columbia (2.7%)
District of Columbia Water & Sewer Authority, Revenue Bonds, 5.50%, due 10/01/2017	500	564
Illinois (10.7%)
Illinois Educational Facilities Authority, (Loyola University), Revenue Bonds, Series A, 5.00%, due 07/01/2026	500	506
Illinois State Partnership, Department of Central Management, Public Improvements, General Obligations Bonds, 5.65%, due 07/01/2017	1,000	1,034
McHenry County, IL, Community Unit School District No. 200, Unrefunded, Series A, 5.85%, due 01/01/2016	230	241
Southwestern Illinois Development Authority, Revenue Bonds, Zero Coupon, due 11/01/2024	1,200	469
Indiana (9.0%)
Indiana Health Facility Financing Authority, (Community Foundation Northwest, IN), Revenue Bonds, 6.25%, due 03/01/2025	300	320
Indiana State Development Finance Authority, (USX Corp./Marathon Oil Co.), Revenue Bonds, 5.25%, due 12/01/2022	500	537
Indianapolis, IN, (Distribution System), Revenue Bonds, Series A, 5.25%, due 08/15/2012	1,000	1,046

	Principal	Value
Louisiana (2.5%)
Sabine River Authority, (International Paper Co.), Water Facilities, Revenue Bonds, 6.20%, due 02/01/2025	$500	$535
Massachusetts (4.8%)
Massachusetts State Development Finance Agency, (Massachusetts College of Pharmacy & Allied Health Services), Revenue Bonds, 6.38%, due 07/01/2023	500	552
Massachusetts State Health & Educational Facilities Authority, (Emerson Hospital), 5.00%, due 08/15/2025	450	459
Michigan (5.3%)
Cornell Township, MI, Economic Development Corp., (MeadWestvaco/Mead Corp.), Revenue Bonds, 5.88%, due 05/01/2018	500	560
Michigan Municipal Bond Authority, Revenue Bonds, 5.50%, due 10/01/2022	500	547
Mississippi (2.9%)
Lowndes County, MS, Solid Waste Disposal & Pollution Control, (Weyerhaeuser Co.), Revenue Bonds, 6.70%, due 04/01/2022	500	603
Nevada (2.0%)
Clark County, NV, Industrial Development, (Southwest Gas Corp.), Revenue Bonds,* 5.45%, due 03/01/2038	400	422
New Hampshire (0.4%)
New Hampshire State Housing Finance Authority, Single Family Mortgage, Revenue Bonds, Series C, 6.13%, due 01/01/2020	75	75
New Jersey (1.0%)
New Jersey Economic Development Authority, (Winchester Gardens/Marcus L Ward Home), Revenue Bonds, Series A, 5.80%, due 11/01/2031	200	206
New Mexico (0.7%)
New Mexico Mortgage Finance Authority, Revenue Bonds, 6.05%, due 09/01/2021	135	140

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Federated Tax Exempt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
New York (11.8%)
New York State Mortgage Agency, Revenue Bonds, Series 95, 5.50%, due 10/01/2017	$500	$520
New York, NY, City Transitional Finance Authority, Revenue Bonds, 5.50%, due 02/15/2019	1,000	1,084
United Nations Development Corp., Revenue Bonds, Series A, 5.25%, due 07/01/2024	250	259
Warwick Valley Central School District, NY, General Obligations Bonds, 5.50%, due 01/15/2017	570	622
North Carolina (3.2%)
North Carolina Medical Care Commission, (Arc of North Carolina), 5.50%, due 10/01/2024	240	246
North Carolina State Housing Finance Agency, Revenue Bonds, 5.25%, due 01/01/2022	415	425
North Dakota (1.0%)
North Dakota State Housing Finance Agency, Revenue Bonds, Series C, 6.00%, due 07/01/2020	210	211
Ohio (6.5%)
Cleveland, OH, Municipal School District, 5.25%, due 12/01/2024	300	320
Ohio State Air Quality Development Authority, (Cleveland Electric Illumination), Revenue Bonds, 6.00%, due 12/01/2013	500	518
Ohio State, General Obligations Bonds, Series A, 5.38%, due 09/15/2017	500	540
Pennsylvania (2.6%)
Pennsylvania State Higher Educational Facilities Authority, (UPMC Health System), Revenue Bonds, 6.00%, due 01/15/2022	500	542
Rhode Island (7.6%)
Providence, RI, Public Building Authority, Revenue Bonds, Series A, 5.70%, due 12/15/2015	500	552

	Principal	Value
Rhode Island (continued)
Rhode Island Clean Water Finance Agency, (Triton Ocean LLC), Revenue Bonds, 5.80%, due 09/01/2022	$1,000	$1,053
Texas (5.8%)
Kingsbridge, TX, Municipal Utility District, General Obligations Bonds, 5.38%, due 03/01/2015	500	513
Port Houston Authority, Harris County, General Obligation Bonds, Series A, 5.50%, due 10/01/2024	500	544
Sabine River Authority, (TXU Energy Co. LLC), Revenue Bonds, Series A,* 5.80%, due 07/01/2022	165	176
Washington (5.2%)
Energy Northwest, WA, Electric, (Bonneville Power Administration), Revenue Bonds, Series A, 5.75%, due 07/01/2018	500	552
University of Washington, Student Facilities Improvements, Revenue Bonds, 5.88%, due 06/01/2016	500	554
Wyoming (5.4%)
Wyoming State Farm Loan Board, Capital Facilities, Revenue Bonds, 5.75%, due 10/01/2020	1,000	1,140
Total Long-Term Municipal Bonds (cost: $19,735)		20,931
SHORT-TERM MUNICIPAL BONDS (0.9%)
New York, NY,* 2.13%, due 08/01/2020	200	200
Total Short-Term Municipal Bonds (cost: $200)		200
Total Investment Securities (cost: $19,935)		$21,131
SUMMARY:
Investment securities, at value	100.3%	$21,131
Liabilities in excess of other assets	(0.3)%	(68)
Net assets	100.0%	$21,063

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Federated Tax Exempt

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $19,935)	$21,131
Cash	98
Receivables:
Shares of beneficial interest sold	2
Interest	267
Other	5
21,503
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	391
Management and advisory fees	8
Distribution and service fees	13
Transfer agent fees	4
Other	24
440
Net Assets	$21,063
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$19,998
Undistributed net investment income (loss)	31
Accumulated net realized gain (loss) from investment securities and futures contracts	(162)
Net unrealized appreciation (depreciation) on investment securities	1,196
Net Assets	$21,063
Net Assets by Class:
Class A	$11,346
Class B	5,403
Class C	3,157
Class M	1,157
Shares Outstanding:
Class A	974
Class B	464
Class C	272
Class M	100
Net Asset Value Per Share:
Class A	$11.64
Class B	11.65
Class C	11.62
Class M	11.59
Maximum Offering Price Per Share (a):
Class A	$12.22
Class M	11.71

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B, C and M shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$1,413
Expenses:
Management and advisory fees	172
Distribution and service fees:
Class A	57
Class B	68
Class C	43
Class M	8
Transfer agent fees:
Class A	16
Class B	8
Class C	4
Class M	2
Printing and shareholder reports	5
Custody fees	25
Administration fees	5
Legal fees	2
Audit fees	27
Trustees fees	1
Registration fees:
Class A	11
Class B	8
Class C	12
Other	1
Total expenses	475
Less:
Reimbursement of class expenses:
Class B	(5)
Class C	(8)
Total reimbursed expenses	(13)
Net expenses	462
Net Investment Income (Loss)	951
Net Realized Gain (Loss) from:
Investment securities	468
Futures contracts	(43)
425
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(1,021)
Net Gain (Loss) on Investment Securities	(596)
Net Increase (Decrease) in Net Assets Resulting from Operations	$355

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Federated Tax Exempt

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$951	$1,137
Net realized gain (loss) from investment securities and futures contracts	425	327
Net unrealized appreciation (depreciation) on investment securities	(1,021)	211
	355	1,675
Distributions to Shareholders:
From net investment income:
Class A	(570)	(692)
Class B	(185)	(266)
Class C	(128)	(95)
Class C2	–	(81)
Class M	(48)	(56)
	(931)	(1,190)
Capital Share Transactions:
Proceeds from shares sold:
Class A	497	1,066
Class B	675	825
Class C	277	1,802
Class C2	–	634
Class M	32	9
	1,481	4,336
Dividends and distributions reinvested:
Class A	440	526
Class B	131	168
Class C	70	60
Class C2	–	31
Class M	43	48
	684	833
Cost of shares redeemed:
Class A	(6,509)	(3,582)
Class B	(2,871)	(3,427)
Class C	(2,026)	(1,927)
Class C2	–	(1,523)
Class M	(267)	(565)
	(11,673)	(11,024)
Class level exchanges:
Class C	–	3,266
Class C2	–	(3,266)
	–	–
	(9,508)	(5,855)
Net increase (decrease) in net assets	(10,084)	(5,370)

	October 31, 2005	October 31, 2004
Net Assets:
Beginning of year	$31,147	$36,517
End of year	$21,063	$31,147
Undistributed Net Investment Income (Loss)	$31	$12
Share Activity:
Shares issued:
Class A	41	90
Class B	57	70
Class C	24	151
Class C2	–	53
Class M	3	1
	125	365
Shares issued–reinvested from distributions:
Class A	37	45
Class B	11	14
Class C	6	5
Class C2	–	3
Class M	4	4
	58	71
Shares redeemed:
Class A	(554)	(304)
Class B	(243)	(291)
Class C	(172)	(165)
Class C2	–	(130)
Class M	(23)	(49)
	(992)	(939)
Class level exchanges:
Class C	–	284
Class C2	–	(284)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(476)	(169)
Class B	(175)	(207)
Class C	(142)	275
Class C2	–	(358)
Class M	(16)	(44)
	(809)	(503)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Federated Tax Exempt

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$11.90	$0.42	$(0.27)	$0.15	$(0.41)	$–	$(0.41)	$11.64
	10/31/2004	11.70	0.43	0.22	0.65	(0.45)	–	(0.45)	11.90
	10/31/2003	11.51	0.41	0.19	0.60	(0.41)	–	(0.41)	11.70
	10/31/2002	11.44	0.38	0.14	0.52	(0.45)	–	(0.45)	11.51
	10/31/2001	10.91	0.40	0.56	0.96	(0.43)	–	(0.43)	11.44
Class B	10/31/2005	11.89	0.35	(0.27)	0.08	(0.32)	–	(0.32)	11.65
	10/31/2004	11.69	0.35	0.22	0.57	(0.37)	–	(0.37)	11.89
	10/31/2003	11.51	0.34	0.17	0.51	(0.33)	–	(0.33)	11.69
	10/31/2002	11.44	0.30	0.11	0.41	(0.34)	–	(0.34)	11.51
	10/31/2001	10.90	0.34	0.56	0.90	(0.36)	–	(0.36)	11.44
Class C	10/31/2005	11.89	0.35	(0.27)	0.08	(0.35)	–	(0.35)	11.62
	10/31/2004	11.69	0.35	0.22	0.57	(0.37)	–	(0.37)	11.89
	10/31/2003	11.59	0.33	0.10	0.43	(0.33)	–	(0.33)	11.69
Class M	10/31/2005	11.89	0.39	(0.26)	0.13	(0.43)	–	(0.43)	11.59
	10/31/2004	11.70	0.40	0.21	0.61	(0.42)	–	(0.42)	11.89
	10/31/2003	11.51	0.38	0.19	0.57	(0.38)	–	(0.38)	11.70
	10/31/2002	11.44	0.36	0.09	0.45	(0.38)	–	(0.38)	11.51
	10/31/2001	10.91	0.40	0.53	0.93	(0.40)	–	(0.40)	11.44

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	1.33%	$11,346	1.35%	1.35%	3.57%	30%
	10/31/2004	5.61	17,244	1.35	1.38	3.63	16
	10/31/2003	5.26	18,948	1.35	1.52	3.53	22
	10/31/2002	4.26	20,469	1.35	1.46	3.63	55
	10/31/2001	8.99	23,190	1.35	1.48	3.80	35
Class B	10/31/2005	0.72	5,403	2.00	2.08	2.93	30
	10/31/2004	4.93	7,597	2.00	2.03	2.98	16
	10/31/2003	4.48	9,897	2.00	2.17	2.88	22
	10/31/2002	3.63	12,019	2.00	2.11	2.98	55
	10/31/2001	8.32	6,276	2.00	2.13	3.15	35
Class C	10/31/2005	0.69	3,157	2.00	2.19	2.92	30
	10/31/2004	4.95	4,924	2.00	2.33	2.99	16
	10/31/2003	3.76	1,621	2.00	2.17	2.88	22
Class M	10/31/2005	1.11	1,157	1.58	1.58	3.34	30
	10/31/2004	5.31	1,382	1.60	2.10	3.38	16
	10/31/2003	5.00	1,869	1.60	1.77	3.28	22
	10/31/2002	4.02	2,878	1.60	1.71	3.38	55
	10/31/2001	8.73	2,413	1.60	1.73	3.55	35

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Federated Tax Exempt

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Federated Tax Exempt

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Federated Tax Exempt (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

At October 31, 2005, there were no outstanding futures contracts.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Federated Tax Exempt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.60% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.00% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class M	0.60%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, C, M and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$42
Retained by Underwriter	4
Contingent Deferred Sales Charge	32

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $26 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $5.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$8,400
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	17,286
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, capital loss carryforwards, distribution reclassifications, wash sales, REIT adjustments and net operating losses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$1
Undistributed net investment income (loss)	(1)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Tax Exempt Income	$1,190
Long-term Capital Gain	–
2005 Distributions paid from:
Tax Exempt Income	931
Long-term Capital Gain	–

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Federated Tax Exempt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforwards are available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$162	October 31, 2008

The capital loss carryforward utilized during the year ended October 31, 2005 was $425.

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Tax Exempt Income	$31
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(162)
Net Unrealized Appreciation (Depreciation)	$1,196

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$19,935
Unrealized Appreciation	$1,236
Unrealized (Depreciation)	(40)
Net Unrealized Appreciation (Depreciation)	$1,196

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENT (unaudited)

Effective December 2, 2005, the Fund was dissolved.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Federated Tax Exempt

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Federated Tax Exempt (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Great Companies–AmericaSM

MARKET ENVIRONMENT

The year 2005 will be remembered for the worst hurricane season since the 1930's; high oil and gas prices; several major air carriers declaring bankruptcy; the Federal Reserve Board routinely raising interest rates; a record federal deficit; CEOs being tried and sent to jail; and the curtailing of a highly speculative real estate mania. All of these factors led to a very uncertain stock market. When combined with the disruptive effect of hedge funds whose high turnover and long/short strategies added volatility to the markets, we faced one of the most challenging investing environments we have seen in years.

It has become increasingly difficult to hold stocks for the long-term in this environment because many stocks are trading within a very tight range. As a result, when a stock goes up, we typically reduce our holdings in the stock and realize a gain for our investors. Failure to do this results in "round-tripping" the stock (going from low price to high price and back to low price) and not realizing gains for our investors.

The amazing thing is the economy has remained strong and unemployment low. Today, we find that stocks are trading at historically low price earning ratios.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Great Companies-AmericaSM, Class A returned 5.86%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned 8.71%.

STRATEGY REVIEW

During the first six months of 2005, we did not own any energy or utility stocks, which contributed to the Fund's underperformance. During the year we made the following changes to the portfolio:

During the year we removed a number of stocks including Exxon Mobile Corporation, Occidental Petroleum Corporation, Lehman Brothers Holdings Inc., Berkshire Hathaway Inc., Merrill Lynch & Co., Inc., Zimmer Holdings, Inc., Pfizer Inc., Danaher Corporation, Cisco Systems, Inc., and Ecolab Inc. This resulted in higher than normal turnover, but was necessary as we repositioned sectors and stocks within sectors.

The energy sector has outperformed the S&P 500 over an extended period, and as a result we added several energy stocks to the portfolio such as Burlington Resources Inc., ConocoPhillips, and Apache Corporation (sold during the period). We increased our holdings in the technology sector during the year with the addition of Apple Computer, Inc., Motorola, Inc., Microsoft Corporation, Hewlett-Packard Company, QUALCOMM Incorporated, Yahoo! Inc., and Intel Corporation. We also added several financials including JPMorgan Chase & Co., Morgan Stanley and Prudential Financial, Inc.

The best performing stocks for the year 2005 included The Goldman Sachs Group, Inc., Hewlett-Packard Company, Prudential Financial, Inc., PepsiCo, Inc., Colgate-Palmolive Company, Motorola, Inc., and Texas Instruments Incorporated.

The worst performing stocks for the year 2005 included Cisco Systems, Inc., QUALCOMM Incorporated, Intel Corporation, Viacom Inc. Class B, Fortune Brands, Inc., Chesapeake Energy Corporation and American International Group, Inc.

Jim Huguet

Gerry Bollman, CFA

Matt Stephani, CFA, CPA

Derek Hong, CFA

Co-Fund Managers
Great Companies, L.L.C.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Great Companies–AmericaSM

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	5.86%	(2.40)%	(1.22)%	7/14/00
Class A (POP)	0.04%	(3.50)%	(2.27)%	7/14/00
S&P 500[1]	8.71%	(1.73)%	(2.59)%	7/14/00
Class B (NAV)	5.12%	(3.06)%	(1.89)%	7/14/00
Class B (POP)	0.12%	(3.26)%	(1.89)%	7/14/00
Class C (NAV)	5.24%	–	6.44%	11/11/02
Class C (POP)	4.24%	–	6.44%	11/11/02

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Great Companies–AmericaSM

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,020.70	1.53%	$7.79
Hypothetical (b)	1,000.00	1,017.49	1.53	7.78
Class B
Actual	1,000.00	1,016.90	2.22	11.29
Hypothetical (b)	1,000.00	1,014.01	2.22	11.27
Class C
Actual	1,000.00	1,016.90	2.18	11.08
Hypothetical (b)	1,000.00	1,014.22	2.18	11.07

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Great Companies–AmericaSM

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.4%)
Aerospace (4.1%)
United Technologies Corp.	74,000	$3,795
Beverages (3.7%)
PepsiCo, Inc.	57,350	3,388
Business Services (5.2%)
First Data Corp.	46,850	1,895
Omnicom Group, Inc.	34,900	2,895
Chemicals & Allied Products (4.1%)
Clorox Co.	34,400	1,862
Procter & Gamble Co.	33,970	1,902
Commercial Banks (2.1%)
JP Morgan Chase & Co.	54,000	1,978
Communication (1.9%)
Viacom, Inc.–Class B	58,000	1,796
Communications Equipment (6.4%)
Motorola, Inc.	191,600	4,246
QUALCOMM, Inc.	42,000	1,670
Computer & Data Processing Services (4.8%)
Microsoft Corp.	90,700	2,331
Yahoo!, Inc. ‡	56,000	2,070
Computer & Office Equipment (7.2%)
Apple Computer, Inc. ‡	82,700	4,763
Hewlett-Packard Co.	68,400	1,918
Electronic & Other Electric Equipment (3.5%)
General Electric Co.	95,600	3,242
Electronic Components & Accessories (4.7%)
Intel Corp.	111,000	2,609
Texas Instruments, Inc.	59,000	1,685
Food & Kindred Products (1.9%)
Kellogg Co.	39,600	1,749
Insurance (3.3%)
American International Group, Inc.	47,000	3,046
Leather & Leather Products (3.5%)
Coach, Inc. ‡	99,000	3,186
Life Insurance (3.2%)
Prudential Financial, Inc.	40,600	2,955
Medical Instruments & Supplies (4.3%)
Medtronic, Inc. †	69,400	3,932
Oil & Gas Extraction (5.4%)
BJ Services Co. †	15,760	548
Burlington Resources, Inc.	24,000	1,733
Chesapeake Energy Corp.	28,000	899
XTO Energy, Inc.	42,000	1,825

	Shares	Value
Paper & Allied Products (3.4%)
3M Co.	41,100	$3,123
Petroleum Refining (1.0%)
ConocoPhillips	14,680	960
Pharmaceuticals (11.7%)
Abbott Laboratories	42,100	1,812
Amgen, Inc. ‡	12,000	909
Genzyme Corp. ‡	6,130	443
Johnson & Johnson	60,800	3,807
Wyeth	85,620	3,815
Security & Commodity Brokers (11.0%)
American Express Co.	51,000	2,538
Ameriprise Financial, Inc. ‡	10,200	380
Goldman Sachs Group, Inc. (The)	22,500	2,843
Morgan Stanley	37,000	2,013
T. Rowe Price Group, Inc.	37,000	2,424
Total Common Stocks (cost: $84,003)		88,985
	Principal	Value
SECURITY LENDING COLLATERAL (2.3%)
Debt (2.1%)
Bank Notes (0.1%)
Bank of America 3.81%, due 06/07/2006 *	$60	$60
3.81%, due 08/10/2006 *	59	59
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	12	12
Certificates Of Deposit (0.2%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	47	47
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	38	38
Rabobank Nederland 4.03%, due 05/31/2006 *	59	59
Commercial Paper (0.5%)
Ciesco LLC 4.00%, due 11/03/2005	59	59
General Electric Capital Corp. 3.96%, due 12/05/2005	47	47
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	47	47
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	47	47
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	36	36
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	35	35

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Great Companies–AmericaSM

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	$36	$36
Yorktown Capital LLC 3.97%, due 11/09/2005	59	59
3.93%, due 11/17/2005	59	59
Euro Dollar Overnight (0.5%)
Bank of Montreal 3.79%, due 11/01/2005	36	36
Barclays 3.80%, due 11/04/2005	48	48
BNP Paribas 3.83%, due 11/02/2005	71	71
Deutsche Bank 3.80%, due 11/02/2005	119	119
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	36	36
Royal Bank of Scotland 3.76%, due 11/01/2005	48	48
Svenska Handlesbanken 4.03%, due 11/01/2005	61	61
UBS AG 3.80%, due 11/03/2005	48	48
Euro Dollar Terms (0.2%)
Royal Bank of Scotland 4.00%, due 12/12/2005	48	48
UBS AG 4.02%, due 12/01/2005	48	48
Wells Fargo 3.96%, due 11/14/2005	71	71
Promissory Notes (0.0%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	50	50

	Principal	Value
Repurchase Agreements (0.6%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $81 on 11/01/2005	$81	$81
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $202 on 11/01/2005	202	202
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $6 on 11/01/2005	6	6
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $238 on 11/01/2005	238	238
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $71 on 11/01/2005	71	71
	Shares	Value
Investment Companies (0.2%)
Money Market Funds (0.2%)
American Beacon Fund 1-day yield of 3.81%	51,253	$51
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	47,547	48
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	7,406	7
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	47,022	47
Total Security Lending Collateral (cost: $2,135)		2,135
Total Investment Securities (cost: $86,138)		$91,120
SUMMARY:
Investment securities, at value	98.7%	$91,120
Other assets in excess of liabilities	1.3%	1,173
Net assets	100.0%	$92,293

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $2,079.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $610, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $201 or 0.2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Great Companies–AmericaSM

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $86,138) (including securities loaned of $2,079)	$91,120
Cash	1,137
Receivables:
Investment securities sold	2,515
Shares of beneficial interest sold	11
Interest	8
Dividends	60
Other	8
94,859
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	233
Management and advisory fees	62
Distribution and service fees	60
Transfer agent fees	35
Administration fees	2
Payable for collateral for securities on loan	2,135
Other	39
2,566
Net Assets	$92,293
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	100,170
Accumulated net investment income (loss)	(3)
Accumulated net realized gain (loss) from investment securities	(12,856)
Net unrealized appreciation (depreciation) on investment securities	4,982
Net Assets	$92,293
Net Assets by Class:
Class A	$33,170
Class B	40,313
Class C	18,810
Shares Outstanding:
Class A	3,541
Class B	4,460
Class C	2,082
Net Asset Value Per Share:
Class A	$9.37
Class B	9.04
Class C	9.04
Maximum Offering Price Per Share (a):
Class A	$9.92

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$43
Dividends	1,487
Income from loaned securities–net	5
1,535
Expenses:
Management and advisory fees	859
Distribution and service fees:
Class A	136
Class B	481
Class C	233
Transfer agent fees:
Class A	128
Class B	169
Class C	71
Printing and shareholder reports	48
Custody fees	13
Administration fees	21
Legal fees	8
Audit fees	18
Trustees fees	5
Registration fees:
Class A	11
Class B	12
Class C	12
Other	2
Total expenses	2,227
Less:
Reimbursement of class expenses:
Class A	(25)
Class B	(40)
Class C	(14)
Total reimbursed expenses	(79)
Net expenses	2,148
Net Investment Income (Loss)	(613)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	9,945
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(2,797)
Net Gain (Loss) on Investment Securities	7,148
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,535

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Great Companies–AmericaSM

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(613)	$(564)
Net realized gain (loss) from investment securities	9,945	1,147
Net unrealized appreciation (depreciation) on investment securities	(2,797)	439
	6,535	1,022
Capital Share Transactions:
Proceeds from shares sold:
Class A	3,043	10,563
Class B	1,547	4,872
Class C	2,777	4,740
Class C2	–	652
Class M	–	718
	7,367	21,545
Cost of shares redeemed:
Class A	(16,413)	(16,054)
Class B	(18,429)	(12,938)
Class C	(11,983)	(3,961)
Class C2	–	(3,142)
Class M	–	(2,627)
	(46,825)	(38,722)
Class level exchanges:
Class C	–	22,151
Class C2	–	(15,042)
Class M	–	(7,109)
	–	–
Automatic conversions:
Class A	15	20
Class B	(15)	(20)
	–	–
	(39,458)	(17,177)
Net increase (decrease) in net assets	(32,923)	(16,155)
Net Assets:
Beginning of year	125,216	141,371
End of year	$92,293	$125,216
Accumulated Net Investment Income (Loss)	$(3)	$(2)

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	327	1,161
Class B	172	547
Class C	305	534
Class C2	–	73
Class M	–	81
	804	2,396
Shares redeemed:
Class A	(1,765)	(1,775)
Class B	(2,045)	(1,466)
Class C	(1,330)	(452)
Class C2	–	(349)
Class M	–	(294)
	(5,140)	(4,336)
Class level exchanges:
Class C	–	2,503
Class C2	–	(1,676)
Class M	–	(823)
	–	4
Automatic conversions:
Class A	2	2
Class B	(2)	(2)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(1,436)	(612)
Class B	(1,875)	(921)
Class C	(1,025)	2,585
Class C2	–	(1,952)
Class M	–	(1,036)
	(4,336)	(1,936)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Great Companies–AmericaSM

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$8.85	$(0.01)	$0.53	$0.52	$–	$–	$–	$9.37
	10/31/2004	8.77	– (h)	0.08	0.08	–	–	–	8.85
	10/31/2003	7.65	– (h)	1.12	1.12	–	–	–	8.77
	10/31/2002	8.96	(0.01)	(1.30)	(1.31)	–	–	–	7.65
	10/31/2001	10.58	(0.02)	(1.60)	(1.62)	–	–	–	8.96
Class B	10/31/2005	8.60	(0.07)	0.51	0.44	–	–	–	9.04
	10/31/2004	8.57	(0.06)	0.09	0.03	–	–	–	8.60
	10/31/2003	7.52	(0.05)	1.10	1.05	–	–	–	8.57
	10/31/2002	8.87	(0.08)	(1.27)	(1.35)	–	–	–	7.52
	10/31/2001	10.56	(0.08)	(1.61)	(1.69)	–	–	–	8.87
Class C	10/31/2005	8.59	(0.07)	0.52	0.45	–	–	–	9.04
	10/31/2004	8.57	(0.06)	0.08	0.02	–	–	–	8.59
	10/31/2003	7.51	(0.05)	1.11	1.06	–	–	–	8.57

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	5.86%	$33,170	1.53%	1.59%	(0.13)%	100%
	10/31/2004	0.93	44,056	1.55	1.55	–	23
	10/31/2003	14.64	49,040	1.55	1.66	0.05	54
	10/31/2002	(14.59)	55,508	1.55	1.66	(0.16)	28
	10/31/2001	(15.35)	38,345	1.55	1.78	(0.18)	65
Class B	10/31/2005	5.12	40,313	2.18	2.26	(0.79)	100
	10/31/2004	0.35	54,460	2.17	2.17	(0.62)	23
	10/31/2003	13.96	62,205	2.20	2.31	(0.60)	54
	10/31/2002	(15.26)	53,256	2.20	2.31	(0.81)	28
	10/31/2001	(15.98)	40,769	2.20	2.43	(0.83)	65
Class C	10/31/2005	5.24	18,810	2.18	2.24	(0.79)	100
	10/31/2004	0.23	26,700	2.20	2.26	(0.64)	23
	10/31/2003	14.11	4,474	2.20	2.31	(0.60)	54

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Great Companies–America ("the Fund") commenced operations on July 14, 2000. The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Rounds to less than $(0.01).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Great Companies–AmericaSM (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is "non-diversified" under the 1940 Act.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $33 are included in net realized gains in the Statement of Operations

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $2, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2004 to December 31, 2004:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

From January 1, 2005 on:

0.775% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.65% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2004 to December 31, 2004:

1.20% Expense Limit

From January 1, 2005 on:

1.175% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$148	10/31/2006

If total class expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2005:
Class A	$25	10/31/2008
Class B	40	10/31/2008
Class C	14	10/31/2008
Fiscal Year 2004:
Class A	2	10/31/2007
Class C	7	10/31/2007

There were no amounts recaptured during the year ended October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$189
Retained by Underwriter	8
Contingent Deferred Sales Charge	202

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $340 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $8.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$108,006
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	149,120
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(612)
Accumulated net investment income (loss)	612

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available Through
$1,301	October 31, 2010
10,217	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2005 was $8,773.

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(11,518)
Net Unrealized Appreciation (Depreciation)	$3,644	*

*Amount includes unrealized appreciation (depreciation) from deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$87,476
Unrealized Appreciation	$5,299
Unrealized (Depreciation)	(1,655)
Net Unrealized Appreciation (Depreciation)	$3,644

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Great Companies–AmericaSM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 5.–(continued)

companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Great Companies–AmericaSM

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Great Companies–AmericaSM (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Great Companies–TechnologySM

MARKET ENVIRONMENT

High winds and high energy prices have combined to make forecasting an even more difficult task than usual. Investors seem to have taken shelter by fleeing from stocks at the first whiff of trouble and that has increased individual stock volatility sharply. Further, uncertainty about the duration of the rise in interest rates is causing a rising fear of consumer spending weakness. With more and more of technology companies' products aimed at the consumer market (cell phones, music players, and digital televisions), consumer attitudes seem to have a greater influence on technology stock prices. These continuing worries about consumer spending for the holiday season will likely keep technology stock prices dampened until the season's results are known.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Great Companies–Technologysm, Class A returned 1.23%. By comparison its benchmark, the NASDAQ 100 Index returned 6.22%.

STRATEGY REVIEW

Quality differentials between high quality stocks and low quality stocks contributed to the Fund underperforming during the past year. We continue to emphasize investment in the highest quality producers of technology, including those companies with products aimed at satisfying the rapidly growing appetites of consumers for the newest, best things.

During the year we made the following changes to the portfolio:

Additions:

Adobe Systems Incorporated ("Adobe")-The company is the world leader in graphics and portable document software. Investor concerns about competition from Microsoft Corporation ("Microsoft") allowed the purchase of Adobe shares at a very favorable price.

We added several small biotechnology firms that have products in place to be competitive relative to their peers: Alkermes, Inc, Amylin Pharmaceuticals, Inc. ("Amylin"), Telik, Inc., and Vertex Pharmaceuticals Incorporated ("Vertex").

Apple Computer, Inc.-This niche maker of personal computers has, over the last year, re-invented the music delivery business with its iPod devices. The dominance of the company's market position in high-end personal computing is enhanced by the rapid growth of both iPod and music revenues.

Corning Incorporated ("Corning")-Corning is the world's dominant supplier of glass substrates for Liquid Crystal Display ("LCD") flat panel displays, including High Definition television sets. In addition, the company is a leading supplier of equipment used in fiber optic connections to customers' premises. The implementation of installations of high speed broadband fiber-based services is accelerating here in North America and is expected as well in Europe

FLIR Systems, Inc. ("FLIR")-FLIR is a leading supplier of infrared detection systems and thermal imaging systems. The company has established a strong product profile in super-cooled and "un-cooled" detection technology that will provide a strong competitive base for entry of this technology into automobile, security and law enforcement applications.

Hewlett-Packard Company ("Hewlett-Packard")-A high-profile change in management and a recommitment by the board to repairing the competitive position of this company encouraged us to establish a position in this stock.

Motorola, Inc. ("Motorola")-The revival of the competitive strength of this venerable communications equipment company is resulting in rising revenue growth, a rapid flow of iconic new cellular handsets and the re-establishment of the Motorola brand as one of the most dominant global companies in the wireless communications market.

Nokia Corporation-The current dominant worldwide wireless handset and infrastructure provider had some temporary disappointment with margins that caused a deeper discount of its stock price to its intrinsic value.

Yahoo! Inc.-The increased discount to its intrinsic value with a positive assessment on our part of the company's competitive stance were the reasons for re-establishing this previous holding.

Deletions:

Amylin-A very powerful rise the stock price of more than 50% induced us to take profits in this stock.

Dell Inc. ("Dell")-The deterioration of the outlook for Dell's ability to maintain its revenue growth rate in the face of intensifying competition resulted in our elimination of this stock.

The best performing stocks for the year included Electronic Arts Inc., Vertex, Amgen Inc., Hewlett-Packard, Logitech International S.A., Motorola, and Adobe.

The worst performing stocks for the year included Symantec, FLIR, Xilinx, Inc., Analog Devices, Inc., Alkermes Inc, Telik Inc. and Linear Technology Corporation.

Jim Huguet	Matt Stephani, CFA, CPA

Gerry Bollman, CFA	Derek Hong, CFA

Co-Fund Managers

Great Companies, L.L.C.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Great Companies–TechnologySM

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	1.23%	(13.48)%	(16.49)%	7/14/00
Class A (POP)	(4.33)%	(14.45)%	(17.38)%	7/14/00
NASDAQ 100[1]	6.22%	(13.61)%	(16.25)%	7/14/00
Class B (NAV)	0.00%	(14.20)%	(17.19)%	7/14/00
Class B (POP)	(5.00)%	(14.37)%	(17.19)%	7/14/00
Class C (NAV)	0.00%	–	14.56%	11/11/02
Class C (POP)	(1.00)%	–	14.56%	11/11/02

NOTES

1  The NASDAQ 100 (NASDAQ 100) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the fund may not be appropriate for everyone.

The Fund is non-diversified. Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political or regulatory events, and may be subject to greater loss than investments in a diversified fund.

The management of this fund is based on a specific philosophy and on proprietary systems and methodology. There is no guarantee the fund will achieve its objectives.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,092.90	1.36%	$7.17
Hypothetical (b)	1,000.00	1,018.35	1.36	6.92
Class B
Actual	1,000.00	1,088.80	2.20	11.58
Hypothetical (b)	1,000.00	1,014.12	2.20	11.17
Class C
Actual	1,000.00	1,085.80	2.21	11.62
Hypothetical (b)	1,000.00	1,014.06	2.21	11.22

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At October 31, 2005

This chart shows the percentage breakdown by industry of the Fund's total investment securities.

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TA IDEX Great Companies–TechnologySM

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.2%)
Business Services (1.5%)
First Data Corp.	26,843	$1,086
Communications Equipment (14.5%)
Corning, Inc. ‡	157,000	3,154
Motorola, Inc.	142,700	3,162
Nokia Corp., ADR	128,000	2,153
QUALCOMM, Inc.	55,250	2,197
Computer & Data Processing Services (21.1%)
Adobe Systems, Inc. †	80,000	2,580
Electronic Arts, Inc. ‡	30,000	1,706
Microsoft Corp.	218,700	5,621
Symantec Corp. ‡	97,050	2,315
Yahoo!, Inc. ‡	89,000	3,290
Computer & Office Equipment (21.0%)
Apple Computer, Inc. ‡	110,070	6,339
EMC Corp. ‡	233,600	3,261
Hewlett-Packard Co.	53,000	1,486
Logitech International SA, ADR ‡†	112,808	4,327
Electronic & Other Electric Equipment (2.2%)
Samsung Electronics Co., Ltd., GDR–144A	6,000	1,602
Electronic Components & Accessories (17.6%)
Analog Devices, Inc.	68,200	2,372
Intel Corp.	144,524	3,396
Linear Technology Corp.	94,400	3,135
Texas Instruments, Inc.	47,000	1,342
Xilinx, Inc.	113,400	2,716
Entertainment (4.6%)
International Game Technology †	126,900	3,362
Industrial Machinery & Equipment (2.9%)
Applied Materials, Inc. †	131,300	2,151
Instruments & Related Products (0.7%)
FLIR Systems, Inc. ‡	25,000	524
Pharmaceuticals (7.4%)
Alkermes, Inc. ‡†	20,700	337
Amgen, Inc. ‡†	18,850	1,428
Genzyme Corp. ‡	32,600	2,357
Vertex Pharmaceuticals, Inc. ‡	59,000	1,342
Research & Testing Services (0.7%)
Telik, Inc. ‡†	35,000	523
Total Common Stocks (cost: $67,908)		69,264

	Principal	Value
SECURITY LENDING COLLATERAL (13.9%)
Debt (12.9%)
Bank Notes (0.9%)
Bank of America 3.81%, due 06/07/2006 * 3.81%, due 08/10/2006 *	$287 284	$287 284
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	57	57
Certificates Of Deposit (0.9%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	227	227
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	181	181
Rabobank Nederland 4.03%, due 05/31/2006 *	284	284
Commercial Paper (2.8%)
Ciesco LLC 4.00%, due 11/03/2005	284	284
General Electric Capital Corp. 3.96%, due 12/05/2005	227	227
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	227	227
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	225	225
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	171	171
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	169	169
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	171	171
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	283 282	283 282
Euro Dollar Overnight (3.0%)
Bank of Montreal 3.79%, due 11/01/2005	171	171
Barclays 3.80%, due 11/04/2005	227	227
BNP Paribas 3.83%, due 11/02/2005	341	341
Deutsche Bank 3.80%, due 11/02/2005	569	569
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	171	171
Royal Bank of Scotland 3.76%, due 11/01/2005	227	227

The notes to the financial statements are an integral part of this report.

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4

TA IDEX Great Companies–TechnologySM

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
Svenska Handlesbanken 4.03%, due 11/01/2005	$293	$293
UBS AG 3.80%, due 11/03/2005	228	228
Euro Dollar Terms (1.1%)
Royal Bank of Scotland 4.00%, due 12/12/2005	228	228
UBS AG 4.02%, due 12/01/2005	228	228
Wells Fargo 3.96%, due 11/14/2005	341	341
Promissory Notes (0.3%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	239	239
Repurchase Agreements (3.9%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $388 on 11/01/2005	388	388
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $967 on 11/01/2005	967	967
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $27 on 11/01/2005	27	27

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $1,138 on 11/01/2005	$1,138	$1,138
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $341 on 11/01/2005	341	341
	Shares	Value
Investment Companies (1.0%)
Money Market Funds (1.0%)
American Beacon Fund 1-day yield of 3.81%	245,249	$245
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	227,517	228
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	35,440	35
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	225,003	225
Total Security Lending Collateral (cost: $10,216)		10,216
Total Investment Securities (cost: $78,124)		$79,480
SUMMARY:
Investment securities, at value	108.1%	$79,480
Liabilities in excess of other assets	(8.1)%	(5,962)
Net assets	100.0%	$73,518

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $9,780.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $2,917, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $2,565 or 3.5% of the net assets of the Fund.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

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5

TA IDEX Great Companies–TechnologySM

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $78,124) (including securities loaned of $9,780)	$79,480
Cash	5,102
Receivables:
Shares of beneficial interest sold	5
Interest	13
Dividends	11
Other	3
84,614
Liabilities:
Investment securities purchased	701
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	71
Management and advisory fees	46
Distribution and service fees	26
Transfer agent fees	10
Administration fees	1
Payable for collateral for securities on loan	10,216
Other	25
11,096
Net Assets	$73,518
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$71,093
Undistributed net investment income (loss)	2
Undistributed net realized gain (loss) from investment securities	1,067
Net unrealized appreciation (depreciation) on investment securities	1,356
Net Assets	$73,518
Net Assets by Class:
Class A	$65,423
Class B	5,316
Class C	2,779
Shares Outstanding:
Class A	17,131
Class B	1,445
Class C	756
Net Asset Value Per Share:
Class A	$3.82
Class B	3.68
Class C	3.67
Maximum Offering Price Per Share (a):
Class A	$4.04

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$96
Dividends	1,616
Income from loaned securities–net	6
1,718
Expenses:
Management and advisory fees	716
Distribution and service fees:
Class A	280
Class B	62
Class C	34
Transfer agent fees:
Class A	55
Class B	41
Class C	16
Printing and shareholder reports	15
Custody fees	10
Administration fees	17
Legal fees	7
Audit fees	18
Trustees fees	5
Registration fees:
Class A	15
Class B	9
Class C	10
Other	1
Total expenses	1,311
Less:
Reimbursement of class expenses:
Class B	(30)
Class C	(15)
Total waived expenses	(45)
Net expenses	1,266
Net Investment Income (Loss)	452
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	10,268
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(9,975)
Net Gain (Loss) on Investment Securities	293
Net Increase (Decrease) in Net Assets Resulting from Operations	$745

The notes to the financial statements are an integral part of this report.

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TA IDEX Great Companies–TechnologySM

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$452	$(1,410)
Net realized gain (loss) from investment securities	10,268	7,229
Net unrealized appreciation (depreciation) on investment securities	(9,975)	(596)
	745	5,223
Distributions to Shareholders:
From net investment income:
Class A	(455)	–
	(455)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	898	43,251
Class B	371	1,211
Class C	357	1,072
Class C2	–	217
Class M	–	169
	1,626	45,920
Dividends and distributions reinvested:
Class A	454	–
	454	–
Cost of shares redeemed:
Class A	(56,227)	(6,253)
Class B	(1,906)	(2,528)
Class C	(1,667)	(1,125)
Class C2	–	(485)
Class M	–	(584)
	(59,800)	(10,975)
Class level exchanges:
Class C	–	3,369
Class C2	–	(2,246)
Class M	–	(1,123)
	–	–
Automatic conversions:
Class A	17	5
Class B	(17)	(5)
	–	–
	(57,720)	34,945
Net increase (decrease) in net assets	(57,430)	40,168
Net Assets:
Beginning of year	130,948	90,780
End of year	$73,518	$130,948
Accumulated Net Investment Income (Loss)	$2	$–

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	233	11,526
Class B	101	335
Class C	97	299
Class C2	–	60
Class M	–	47
	431	12,267
Shares issued–reinvested from distributions:
Class A	120	–
	120	–
Shares redeemed:
Class A	(14,766)	(1,667)
Class B	(522)	(705)
Class C	(456)	(316)
Class C2	–	(133)
Class M	–	(161)
	(15,744)	(2,982)
Class level exchanges:
Class C	–	921
Class C2	–	(602)
Class M	–	(318)
	–	1
Automatic conversions:
Class A	5	1
Class B	(5)	(1)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(14,408)	9,860
Class B	(426)	(371)
Class C	(359)	904
Class C2	–	(675)
Class M	–	(432)
	(15,193)	9,286

The notes to the financial statements are an integral part of this report.

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TA IDEX Great Companies–TechnologySM

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$3.80	$0.03	$0.02	$0.05	$(0.03)	$–	$(0.03)	$3.82
	10/31/2004	3.61	(0.04)	0.23	0.19	–	–	–	3.80
	10/31/2003	2.56	(0.04)	1.09	1.05	–	–	–	3.61
	10/31/2002	3.63	(0.05)	(1.02)	(1.07)	–	–	–	2.56
	10/31/2001	7.93	(0.06)	(4.24)	(4.30)	–	–	–	3.63
Class B	10/31/2005	3.68	(0.02)	0.02	–	–	–	–	3.68
	10/31/2004	3.51	(0.06)	0.23	0.17	–	–	–	3.68
	10/31/2003	2.50	(0.06)	1.07	1.01	–	–	–	3.51
	10/31/2002	3.58	(0.08)	(1.00)	(1.08)	–	–	–	2.50
	10/31/2001	7.91	(0.10)	(4.23)	(4.33)	–	–	–	3.58
Class C	10/31/2005	3.67	(0.02)	0.02	–	–	–	–	3.67
	10/31/2004	3.51	(0.07)	0.23	0.16	–	–	–	3.67
	10/31/2003	2.45	(0.06)	1.12	1.06	–	–	–	3.51

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	1.23%	$65,423	1.32%	1.32%	0.63%	73%
	10/31/2004	5.26	119,985	1.36	1.36	(1.12)	41
	10/31/2003	41.02	78,289	1.55	1.90	(1.23)	24
	10/31/2002	(29.45)	6,445	1.55	2.61	(1.40)	64
	10/31/2001	(54.26)	7,106	1.55	2.68	(1.04)	58
Class B	10/31/2005	0.00	5,316	2.20	2.68	(0.58)	73
	10/31/2004	4.84	6,874	1.91	1.91	(1.68)	41
	10/31/2003	40.40	7,864	2.20	2.55	(1.88)	24
	10/31/2002	(30.12)	4,348	2.20	3.26	(2.05)	64
	10/31/2001	(54.80)	5,938	2.20	3.33	(1.69)	58
Class C	10/31/2005	0.00	2,779	2.20	2.65	(0.51)	73
	10/31/2004	4.56	4,089	2.20	2.60	(1.94)	41
	10/31/2003	43.27	739	2.20	2.55	(1.88)	24

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable periods without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers, reimbursements.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

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TA IDEX Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Great Companies–
TechnologySM (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is "non-diversified" under the 1940 Act.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $25 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $2, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded

Transamerica IDEX Mutual Funds

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9

TA IDEX Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$3,017	4.10%
TA IDEX Asset Allocation– Growth Portfolio	14,855	20.21%
TA IDEX Asset Allocation– Moderate Growth Portfolio	28,871	39.27%
TA IDEX Asset Allocation– Moderate Portfolio	11,518	15.67%
Total	$58,261	79.25%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$138	10/31/2006
Fiscal Year 2002	193	10/31/2005

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2005
Class B	$30	10/31/2008
Class C	15	10/31/2008
Fiscal Year 2004
Class C	7	10/31/2007

There were no amounts recaptured during the year ended October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$47
Retained by Underwriter	4
Contingent Deferred Sales Charge	17

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015%
of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $105 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $3.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$61,123
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	112,554
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, net operating losses, distribution reclasses and return of capital from underlying investments.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(20)
Undistributed net investment income (loss)	5
Undistributed net realized gain (loss) from investment securities	15

The capital loss carryforward utilized during the year ended
October 31, 2005 was $7,457.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	452
Long-term Capital Gain	3

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$1,067
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$1,358

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$78,122
Unrealized Appreciation	$4,974
Unrealized (Depreciation)	(3,616)
Net Unrealized Appreciation (Depreciation)	$1,358

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Great Companies–TechnologySM

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Great Companies–TechnologySM

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Great Companies–TechnologySM (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Great Companies–TechnologySM

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $1,615 as qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $3 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Janus Growth

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Janus Growth, Class A returned 14.38%. By comparison its primary and secondary benchmarks, the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Russell 1000 Growth Index, returned 8.71% and 8.81%, respectively.

STRATEGY REVIEW

Contributing to the portfolio's outperformance were several well-chosen stocks within the healthcare sector, an area in which the portfolio carried a considerably larger position than the S&P 500 during the period. Offering better visibility and predictability in businesses such as well-established biotechnology companies and managed care operations, healthcare names proved durable as rising oil prices cast doubts on the near-term direction of the economy. Meanwhile, weak performances by select picks from the information technology group worked against the portfolio.

Anticipating that higher energy costs will be the norm, we have trimmed or eliminated names on the margin that are not as likely to fare well when consumer spending is less robust. Many of those names that remain hold solid growth characteristics, frequently tied to specific catalysts that have the potential to facilitate price increases or ease a company's entry into a new, promising market.

Ultimately, we will invest where we think the growth prospects are best, based on a spectrum of factors ranging from company level developments through industry specific issues and the broader economy. This results in a portfolio of 30-50 stocks that are evenly divided among what we think are "high growth companies" – those posting greater than 20% earnings growth – and "stable growth companies" – those growing earnings 10% to 19%. Occasionally, we will also invest in companies we feel have positive business catalysts. In seeking out high-growth companies, we look for expanding earnings projections and strong revenue growth driven by factors such as new products, pricing power and marketplace opportunities. We also value increasing return on invested capital and expanding free cash flow levels.

Record-high crude oil prices helped lift integrated oil company Amerada Hess Corporation, a stable growth position that we sold as it approached our price target. Having hedged all of its 2004 and 2005 production at much lower levels than current oil prices, the company's earnings growth has been constrained. When the financial hedges expire in 2006, we believe Amerada Hess is poised to experience much greater earnings power.

We also pared back on biotechnology blue chip Genentech, Inc. ("Genentech"), which climbed amid positive clinical and regulatory developments for its Avastin and Herceptin cancer treatments. A high-growth company that we have owned for a number of years, Genentech's valuation is finally reaching our target levels. The company may continue to enjoy positive developments, and it looks capable of growing annual earnings up to 50% for the next three or four years, but based on our discounted cash flow analysis, we believe the stock is approaching fair value.

Lexmark International, Inc. detracted from the portfolio's performance. During the period, the manufacturer of printers and related supplies reported single-digit quarterly revenue and earnings growth, as well as growing expenses. We also grew wary of the sustainability of the company's competitive advantage in its cartridge business. Given the computer industry's cutthroat tactics, it is becoming increasingly difficult to defend a proprietary design for something as ubiquitous as a printer ink cartridge. Sensing deterioration in company fundamentals, we decided better opportunities exist elsewhere and exited the position.

A number of the portfolio's laggards during the period came from the consumer discretionary sector, which sagged under the weight of higher energy prices and subdued consumer sentiment following Hurricanes Katrina and Rita. Cruise line operators such as Royal Caribbean Cruises Ltd. and Carnival Corporation, two positions we classified as stable growth holdings, watched increased fuel expenses absorb a substantial portion of revenue increases. Our surveys indicate that the fourth quarter will be equal to consensus, but we are watching for trends in December and January, when the bulk of customer buying occurs.

Edward Keely, CFA

Fund Manager
Janus Capital Management LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Janus Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	14.38%	(9.38)%	7.45%	11.61%	5/8/86
Class A (POP)	8.09%	(10.39)%	6.84%	11.29%	5/8/86
S&P 500[1]	8.71%	(1.73)%	9.34%	11.34%	5/8/86
Russell 1000 Growth[1]	8.81%	(7.93)%	6.78%	9.87%	5/8/86
Class B (NAV)	13.32%	(10.07)%	6.85%	6.90%	10/1/95
Class B (POP)	8.32%	(10.23)%	6.85%	6.90%	10/1/95
Class C (NAV)	13.27%	–	–	15.63%	11/11/02
Class C (POP)	12.27%	–	–	15.63%	11/11/02
Class T (NAV)	14.83%	(9.04)%	7.80%	12.36%	6/4/85
Class T (POP)	5.07%	(10.64)%	6.84%	11.88%	6/4/85

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Growth (Russell 1000 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 8.5% for T Shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Janus Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,098.40	1.49%	$7.88
Hypothetical (b)	1,000.00	1,017.69	1.49	7.58
Class B
Actual	1,000.00	1,092.90	2.43	12.82
Hypothetical (b)	1,000.00	1,012.96	2.43	12.33
Class C
Actual	1,000.00	1,094.00	2.30	12.14
Hypothetical (b)	1,000.00	1,013.61	2.30	11.67
Class T
Actual	1,000.00	1,101.10	0.98	5.19
Hypothetical (b)	1,000.00	1,020.27	0.98	4.99

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Janus Growth

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (93.9%)
Amusement & Recreation Services (1.9%)
Harrah's Entertainment, Inc.	353,055	$21,353
Automotive (2.1%)
Harley–Davidson, Inc. †	462,760	22,921
Business Services (3.6%)
Clear Channel Communications, Inc.	436,075	13,265
eBay, Inc. ‡	660,765	26,166
Chemicals & Allied Products (3.3%)
Procter & Gamble Co.	332,230	18,602
Reckitt Benckiser PLC	599,447	18,118
Communication (0.8%)
XM Satellite Radio Holdings, Inc.–Class A †‡	318,475	9,182
Communications Equipment (2.7%)
QUALCOMM, Inc.	137,760	5,477
Research In Motion, Ltd. †‡	400,805	24,646
Computer & Data Processing Services (14.7%)
Amdocs, Ltd. ‡	562,660	14,894
Ceridian Corp. ‡	539,940	11,830
Check Point Software Technologies, Ltd. ‡	507,615	11,350
Google, Inc.–Class A ‡	55,735	20,741
NAVTEQ Corp. ‡	602,300	23,562
Yahoo!, Inc. ‡	2,149,240	79,457
Construction (1.4%)
Pulte Homes, Inc. †	395,520	14,947
Electronic & Other Electric Equipment (3.7%)
General Electric Co.	908,695	30,814
Harman International Industries, Inc.	99,280	9,914
Electronic Components & Accessories (3.2%)
Intel Corp.	818,215	19,228
Maxim Integrated Products, Inc.	455,505	15,797
Food Stores (1.2%)
Safeway, Inc. †	572,305	13,312
Hotels & Other Lodging Places (3.7%)
Marriott International, Inc.–Class A	110,505	6,588
Starwood Hotels & Resorts Worldwide, Inc.	579,250	33,846
Instruments & Related Products (2.5%)
Alcon, Inc.	210,710	28,003
Insurance (8.6%)
Aetna, Inc.	322,750	28,583
UnitedHealth Group, Inc. †	1,144,370	66,248
Lumber & Other Building Materials (1.6%)
Lowe's Cos., Inc.	284,450	17,286

	Shares	Value
Medical Instruments & Supplies (10.8%)
Medtronic, Inc.	1,214,900	$68,836
Synthes, Inc.	250,726	26,516
Varian Medical Systems, Inc. †‡	530,560	24,172
Oil & Gas Extraction (1.7%)
Apache Corp.	83,975	5,360
Schlumberger, Ltd. †	142,550	12,939
Personal Credit Institutions (1.3%)
SLM Corp. †	258,935	14,379
Pharmaceuticals (15.2%)
Celgene Corp. †‡	959,700	53,839
Dade Behring Holdings, Inc.	247,025	8,895
Genentech, Inc. ‡	198,180	17,955
Roche Holding AG-Genusschein	377,529	56,335
Teva Pharmaceutical Industries, Ltd., ADR †	794,500	30,286
Retail Trade (2.8%)
Staples, Inc.	1,342,627	30,518
Security & Commodity Brokers (1.1%)
Chicago Mercantile Exchange †	33,490	12,229
Telecommunications (1.8%)
Nextel Partners, Inc.–Class A ‡	800,885	20,142
Transportation & Public Utilities (0.7%)
Expedia, Inc. †‡	409,182	7,689
Water Transportation (3.5%)
Carnival Corp.	350,540	17,411
Royal Caribbean Cruises, Ltd. †	512,150	21,224
Total Common Stocks (cost: $787,810)		1,034,855
	Principal	Value
SECURITY LENDING COLLATERAL (14.2%)
Debt (13.2%)
Bank Notes (0.9%)
Bank of America
3.81%, due 06/07/2006 *	$4,390	$4,390
3.81%, due 08/10/2006 *	4,356	4,356
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	871	871
Certificates Of Deposit (1.0%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	3,484	3,484
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	2,773	2,773
Rabobank Nederland 4.03%, due 05/31/2006 *	4,356	4,356

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Janus Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (2.8%)
Ciesco LLC
4.00%, due 11/03/2005	$4,350	$4,350
General Electric Capital Corp. 3.96%, due 12/05/2005	3,484	3,484
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	3,474	3,474
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	3,450	3,450
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	2,613	2,613
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	2,593	2,593
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	2,613	2,613
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	4,341 4,326	4,341 4,326
Euro Dollar Overnight (3.1%)
Bank of Montreal 3.79%, due 11/01/2005	2,613	2,613
Barclays 3.80%, due 11/04/2005	3,484	3,484
BNP Paribas 3.83%, due 11/02/2005	5,227	5,227
Deutsche Bank 3.80%, due 11/02/2005	8,711	8,711
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	2,613	2,613
Royal Bank of Scotland 3.76%, due 11/01/2005	3,485	3,485
Svenska Handlesbanken 4.03%, due 11/01/2005	4,486	4,486
UBS AG 3.80%, due 11/03/2005	3,485	3,485
Euro Dollar Terms (1.1%)
Royal Bank of Scotland 4.00%, due 12/12/2005	3,485	3,485
UBS AG 4.02%, due 12/01/2005	3,485	3,485
Wells Fargo 3.96%, due 11/14/2005	5,227	5,227
Promissory Notes (0.3%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	3,659	3,659

	Principal	Value
Repurchase Agreements (4.0%) ††
Credit Suisse First Boston Corp.
4.10%, dated 10/31/2005 to be
repurchased at $5,938 on 11/01/2005	$5,937	$5,937
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $14,811 on 11/01/2005	14,809	14,809
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $410 on 11/01/2005	410	410
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $17,425 on 11/01/2005	17,423	17,423
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $5,223 on 11/01/2005	5,223	5,223
	Shares	Value
Investment Companies (1.0%)
Money Market Funds (1.0%)
American Beacon Fund
1-day yield of 3.81%	3,756,125	$3,756
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	3,484,552	3,485
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	542,781	543
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	3,446,040	3,446
Total Security Lending Collateral (cost: $156,466)		156,466
Total Investment Securities (cost: $944,276)		$1,191,321
SUMMARY:
Investment securities, at value	108.1%	$1,191,321
Liabilities in excess of other assets	(8.1)%	(89,480)
Net assets	100.0%	$1,101,841
FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Swiss Franc	(46,300)	01/27/2006	$(36,737)	$576
			$(36,737)	$576

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Janus Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $151,805.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $44,678, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $14,743 or 1.3% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Janus Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $944,276) (including securities loaned of $151,805)	$1,191,321
Cash	69,273
Receivables:
Investment securities sold	1,986
Shares of beneficial interest sold	101
Interest	156
Dividends	93
Dividend reclaims receivable	216
Unrealized appreciation on forward foreign currency contracts	576
Other	332
1,264,054
Liabilities:
Investment securities purchased	2,515
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,266
Management and advisory fees	730
Distribution and service fees	390
Transfer agent fees	334
Administration fees	18
Payable for collateral for securities on loan	156,466
Other	494
162,213
Net Assets	$1,101,841
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$1,630,213
Accumulated net investment income (loss)	(391)
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(775,564)
Net unrealized appreciation (depreciation) on: Investment securities	247,018
Translation of assets and liabilites denominated in foreign currencies	565
Net Assets	$1,101,841
Net Assets by Class:
Class A	$628,693
Class B	179,090
Class C	63,366
Class T	230,692
Shares Outstanding:
Class A	25,499
Class B	7,885
Class C	2,792
Class T	8,972
Net Asset Value Per Share:
Class A	$24.66
Class B	22.71
Class C	22.70
Class T	25.71
Maximum Offering Price Per Share (a):
Class A	$26.10
Class T	28.10

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$1,328
Dividends (net of withholding taxes on foreign dividends of $145)	6,933
Income from loaned securities–net	130
8,391
Expenses:
Management and advisory fees	8,837
Distribution and service fees:
Class A	2,160
Class B	1,946
Class C	684
Transfer agent fees:
Class A	1,358
Class B	1,000
Class C	333
Class T	288
Printing and shareholder reports	526
Custody fees	140
Administration fees	215
Legal fees	79
Audit fees	18
Trustees fees	54
Registration fees:
Class A	28
Class B	15
Class C	13
Class T	14
Other	61
Total expenses	17,769
Less:
Reimbursement of class expenses:
Class B	(141)
Class C	(39)
Total reimbursed expenses	(180)
Net expenses	17,589
Net Investment Income (Loss)	(9,198)
Net Realized Gain (Loss) from:
Investment securities	99,272
Foreign currency transactions	2,132
101,404
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	55,006
Translation of assets and liabilities denominated in foreign currencies	560
55,566
Net Gain (Loss) on Investment Securities and Foreign Currency Transactions	156,970
Net Increase (Decrease) in Net Assets Resulting from Operations	$147,772

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Janus Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(9,198)	$(13,666)
Net realized gain (loss) from investment securities and foreign currency transactions	101,404	106,544
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	55,566	16,812
	147,772	109,690
Capital Share Transactions:
Proceeds from shares sold:
Class A	92,689	67,910
Class B	6,817	10,284
Class C	5,221	1,430
Class C2	–	1,299
Class M	–	1,439
Class T	2,681	16,270
	107,408	98,632
Cost of shares redeemed:
Class A	(119,995)	(131,454)
Class B	(54,012)	(57,915)
Class C	(21,745)	(5,449)
Class C2	–	(7,522)
Class M	–	(17,120)
Class T	(51,883)	(218,736)
	(247,635)	(438,196)
Class level exchanges:
Class C	–	73,690
Class C2	–	(27,543)
Class M	–	(46,147)
	–	–
Automatic conversions:
Class A	1,929	1,347
Class B	(1,929)	(1,347)
	–	–
	(140,227)	(339,564)
Net increase (decrease) in net assets	7,545	(229,874)
Net Assets:
Beginning of year	1,094,296	1,324,170
End of year	$1,101,841	$1,094,296
Accumulated Net Investment Income (Loss)	$(391)	$(344)

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	3,958	3,230
Class B	315	524
Class C	242	73
Class C2	–	66
Class M	–	73
Class T	111	750
	4,626	4,716
Shares redeemed:
Class A	(5,148)	(6,266)
Class B	(2,491)	(2,972)
Class C	(1,005)	(278)
Class C2	–	(385)
Class M	–	(867)
Class T	(2,130)	(10,137)
	(10,774)	(20,905)
Class level exchanges:
Class C	–	3,720
Class C2	–	(1,363)
Class M	–	(2,331)
	–	26
Automatic conversions:
Class A	83	63
Class B	(89)	(68)
	(6)	(5)
Net increase (decrease) in shares outstanding:
Class A	(1,107)	(2,973)
Class B	(2,265)	(2,516)
Class C	(763)	3,515
Class C2	–	(1,682)
Class M	–	(3,125)
Class T	(2,019)	(9,387)
	(6,154)	(16,168)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Janus Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$21.56	$(0.17)	$3.27	$3.10	$–	$–	$–	$24.66
	10/31/2004	19.73	(0.21)	2.04	1.83	–	–	–	21.56
	10/31/2003	15.87	(0.21)	4.07	3.86	–	–	–	19.73
	10/31/2002	19.64	(0.22)	(3.55)	(3.77)	–	–	–	15.87
	10/31/2001	43.81	(0.24)	(20.80)	(21.04)	–	(3.13)	(3.13)	19.64
Class B	10/31/2005	20.04	(0.34)	3.01	2.67	–	–	–	22.71
	10/31/2004	18.45	(0.32)	1.91	1.59	–	–	–	20.04
	10/31/2003	14.93	(0.31)	3.83	3.52	–	–	–	18.45
	10/31/2002	18.63	(0.34)	(3.36)	(3.70)	–	–	–	14.93
	10/31/2001	42.08	(0.41)	(19.91)	(20.32)	–	(3.13)	(3.13)	18.63
Class C	10/31/2005	20.03	(0.34)	3.01	2.67	–	–	–	22.70
	10/31/2004	18.45	(0.30)	1.88	1.58	–	–	–	20.03
	10/31/2003	14.74	(0.32)	4.03	3.71	–	–	–	18.45
Class T	10/31/2005	22.39	(0.06)	3.38	3.32	–	–	–	25.71
	10/31/2004	20.45	(0.16)	2.10	1.94	–	–	–	22.39
	10/31/2003	16.40	(0.16)	4.21	4.05	–	–	–	20.45
	10/31/2002	20.20	(0.16)	(3.64)	(3.80)	–	–	–	16.40
	10/31/2001	44.76	(0.14)	(21.29)	(21.43)	–	(3.13)	(3.13)	20.20

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	14.38%	$628,693	1.45%	1.45%	(0.71)%	57%
	10/31/2004	9.28	573,640	1.60	1.60	(1.01)	41
	10/31/2003	24.32	583,674	1.70	1.72	(1.22)	62
	10/31/2002	(19.21)	505,704	1.66	1.69	(1.10)	62
	10/31/2001	(51.31)	770,590	1.49	1.49	(0.83)	64
Class B	10/31/2005	13.32	179,090	2.33	2.40	(1.58)	57
	10/31/2004	8.62	203,408	2.22	2.22	(1.59)	41
	10/31/2003	23.58	233,731	2.35	2.37	(1.87)	62
	10/31/2002	(19.86)	224,348	2.31	2.35	(1.75)	62
	10/31/2001	(51.74)	354,949	2.14	2.14	(1.48)	64
Class C	10/31/2005	13.27	63,366	2.33	2.39	(1.58)	57
	10/31/2004	8.62	71,196	2.08	2.08	(1.44)	41
	10/31/2003	25.17	735	2.35	2.37	(1.88)	62
Class T	10/31/2005	14.83	230,692	1.01	1.01	(0.26)	57
	10/31/2004	9.49	246,052	1.38	1.38	(0.75)	41
	10/31/2003	24.70	416,719	1.35	1.37	(0.87)	62
	10/31/2002	(18.82)	368,301	1.31	1.34	(0.75)	62
	10/31/2001	(51.07)	546,317	1.14	1.14	(0.48)	64

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Janus Growth

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Janus Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Janus Growth (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Class T shares are not available to new investors. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $206 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $56, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward currency contracts at October 31, 2005, are listed in the Schedule of Investments.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$13,038	1.18%
TA IDEX Asset Allocation– Growth Portfolio	41,803	3.79%
TA IDEX Asset Allocation– Moderate Growth Portfolio	94,389	8.57%
TA IDEX Asset Allocation– Moderate Portfolio	24,302	2.21%
Total	$173,532	15.75%

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2004 to December 31, 2004:

1.00% of the first $250 million of ANA
0.90% of the next $500 million of ANA
0.80% of the next $750 million of ANA
0.70% of ANA over $1.5 billion

From January 1, 2005 on:

0.80% of the first $250 million of ANA
0.77% of the next $500 million of ANA
0.75% of the next $750 million of ANA
0.70% of the next $1.5 billion of ANA
0.675% of ANA over $3 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2004 to December 31, 2004:

1.50% Expense Limit

From January 1, 2005 on:

1.30% Expense Limit

The sub-adviser, Janus Capital Management, LLC, has agreed to a pricing discount based on the aggregate assets that they manage in the AEGON/Transamerica Series Trust and Transamerica IDEX Mutual Funds. There was no discount received by the Fund for the year ended October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund, excluding Class T. The 12b-1 fee for the Fund is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class T	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and T shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$1,147
Retained by Underwriter	92
Contingent Deferred Sales Charge	371

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $2,630 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $332.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$586,677
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	677,356
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Janus Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, foreign currency transactions, deferred compensation and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(9,051)
Accumulated net investment income (loss)	9,151
Accumulated net realized gain (loss) from investment securities	(100)

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available Through
$425,701	October 31, 2009
259,422	October 31, 2010
86,859	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2005 was $101,879.

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(771,982)
Net Unrealized Appreciation (Depreciation)	$244,577	*

*  Amount includes unrealized appreciation (depreciation) from foreign currency and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$947,282
Unrealized Appreciation	$268,217
Unrealized (Depreciation)	(24,178)
Net Unrealized Appreciation (Depreciation)	$244,039

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

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14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Janus Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Janus Growth (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

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TA IDEX Jennison Growth

MARKET ENVIRONMENT

For the twelve months ended October 31, 2005, the portfolio posted a 16.18% return and significantly outperformed its benchmark, the Russell 1000 Growth Index ("Russell 1000 Growth"), which was up 8.81%. The portfolio also outperformed the broader market as measured by the Standard and Poor's 500 Composite Stock Index ("S&P 500"), which returned 8.71%. Within the markets this past fiscal year, energy and utilities have led returns. The portfolio's performance was broad-based as stock selection drove the portfolio's strong relative performance. The positive equity returns during the portfolio's fiscal year occurred despite macro-economic overhangs. High energy prices and concerns over rising inflation and rising interest rates were present; however, corporate profits growth remained healthy reflecting revenue gains and sustained high levels of profitability throughout most of the major sectors of the market.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Jennison Growth, Class A returned 16.18%. By comparison its primary and former benchmarks, the Russell 1000 Growth and the S&P 500, returned 8.81% and 8.71%, respectively.

STRATEGY REVIEW

The portfolio's health care positions had the largest positive impact on outperformance, driven by a variety of holdings. During the fiscal year, companies that brought meaningful scientific advances to the treatment arena or provided services designed to manage the costs of delivering care were rewarded, and the portfolio benefited significantly in both regards. Alcon, Inc., Amgen Inc., Genentech, Inc. ("Genentech") and Roche Holding Ltd. are all benefiting from strong product cycles. Genentech, in particular, has been an exceptional performer in this sector and in the overall portfolio. The serial successes of their oncology portfolio combined with positive data on the company's age-related macular degeneration product Lucentis have helped drive strong returns this past fiscal year. On the services side, Caremark Rx, Inc. and the portfolio's HMO's also posted above market returns.

The performance of the portfolio's information technology holdings has also been very strong on an absolute and relative basis. Google Inc. was the top contributor to returns. The phrase that comes to mind to characterize the situation since the company went public in August 2004 is "explosive growth." Revenues have grown at a triple digit pace driven by sponsored search query, while earnings have developed even more favorably due to the operating leverage that accompanies this level of  revenue growth. We have confidence in the company's near term business momentum, and are optimistic about the intermediate and long term. We believe that continued innovation will drive revenue growth in a business that is still early in its growth cycle. Another stellar performer, Apple Computer, Inc. ("Apple") more than doubled during the portfolio's fiscal year. Apple has been introducing new products at a rapid pace, including the latest iteration of its highly successful iPod family, the Nano. Through the use of flash based memory, Nano combines a sleek form factor with power and capacity heretofore only available on the larger and highly successful Mini. It represents a further step in solidifying the leading position that Apple has secured in the portable/downloadable music market. Further new product introductions, we believe, are likely in the audio and video/photography product categories.

There were notable performers in the consumer sectors. Whole Foods Market, Inc. ("Whole Foods") continues to be a consistent and important contributor to performance. The company is enjoying healthy sales and square footage growth and most importantly, very strong same-store-sales. In addition, the productivity of new stores has been exceptional. We believe the store pipeline is promising and that Whole Foods can continue to grow at rates in excess of 20%. Chico's FAS, Inc. has also been a stellar performer due to growing revenues and earnings and margin improvement. Increased same store sales continue to be the key to success, while their emerging store concept, White House Black Market, is also seeing tremendous growth.

eBay Inc. was the greatest detractor from portfolio returns in the last twelve months, although the majority of weakness came early in 2005. The stock fell on concerns that domestic growth was slowing more than anticipated, coupled with increased investment in emerging markets. We added to our position because we believed that management was very focused on stimulating domestic sales, while its other two units, International and PayPal, Inc. continued to grow at very high rates. Notably, the stock is up significantly from the lows set in the first quarter as business performance has improved. Research in Motion Computing, Inc. was also weak because of issues around intellectual property rights and increased competition, calling into question the sustainability of its growth rate. We eliminated our position during the period.

The only sector in the portfolio to show a negative return for the fiscal year was industrials, while the benchmark's sector was positive. United Parcel Service, Inc. was a weak performer earlier in the period, as a loss in market share weighed on the stock price.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Jennison Growth

General Electric Company also underperformed as its modest positive return lagged the stronger return of the market this past fiscal year.

The portfolio continues to invest in companies that we believe are high quality with strong balance sheets and proven management teams. We look for superior long-term business fundamentals, which should provide these companies with sustainable, attractive growth opportunities.

Spiros Segalas

Michael A. Del Balso

Kathleen A. McCarragher

Co-Fund Managers
Jennison Associates LLC

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TA IDEX Jennison Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	16.18%	4.10%	4.77%	2/1/96
Class A (POP)	9.79%	2.93%	4.17%	2/1/96
Russell 1000 Growth[1]	8.81%	(7.93)%	6.12%	2/1/96
S&P 500[1]	8.71%	(1.73)%	8.52%	2/1/96
Class B (NAV)	15.06%	3.41%	4.11%	2/1/96
Class B (POP)	10.06%	3.23%	4.11%	2/1/96
Class C (NAV)	15.03%	–	16.57%	11/11/02
Class C (POP)	14.03%	–	16.57%	11/11/02

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index and the Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 2004, the Fund had selected the S&P 500 as its benchmark measure; however, the Russell 1000 is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred salees charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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TA IDEX Jennison Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,155.70	1.06%	$5.76
Hypothetical (b)	1,000.00	1,019.86	1.06	5.40
Class B
Actual	1,000.00	1,149.30	2.38	12.89
Hypothetical (b)	1,000.00	1,013.21	2.38	12.08
Class C
Actual	1,000.00	1,150.30	2.34	12.68
Hypothetical (b)	1,000.00	1,013.41	2.34	11.88

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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4

TA IDEX Jennison Growth

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.1%)
Apparel & Accessory Stores (2.4%)
Chico's FAS, Inc. ‡	65,400	$2,586
Beverages (1.4%)
PepsiCo, Inc.	25,800	1,524
Business Services (3.2%)
eBay, Inc. ‡	88,500	3,505
Chemicals & Allied Products (3.1%)
Lauder (Estee) Cos., Inc. (The)–Class A †	21,800	723
Procter & Gamble Co.	46,420	2,599
Commercial Banks (1.2%)
JP Morgan Chase & Co.	35,900	1,315
Communications Equipment (2.9%)
Nokia Corp., ADR	61,300	1,031
QUALCOMM, Inc.	54,700	2,175
Computer & Data Processing Services (15.8%)
Adobe Systems, Inc. †	66,000	2,129
Electronic Arts, Inc. ‡	34,800	1,979
Google, Inc.–Class A ‡	16,300	6,066
Microsoft Corp.	57,900	1,488
NAVTEQ Corp. ‡	20,300	794
SAP AG, ADR †	41,500	1,782
Yahoo!, Inc. ‡	80,200	2,965
Computer & Office Equipment (5.1%)
Apple Computer, Inc. ‡	30,700	1,768
Cisco Systems, Inc. ‡	71,300	1,244
Dell, Inc. ‡	43,600	1,390
EMC Corp. ‡	80,200	1,120
Department Stores (1.2%)
Federated Department Stores, Inc.	21,700	1,332
Electronic & Other Electric Equipment (3.3%)
General Electric Co.	106,900	3,625
Electronic Components & Accessories (7.9%)
Intel Corp.	75,400	1,772
Marvell Technology Group, Ltd. ‡	54,200	2,515
Maxim Integrated Products, Inc.	60,900	2,112
Texas Instruments, Inc.	78,200	2,233
Food & Kindred Products (1.2%)
Cadbury Schweppes PLC, ADR	34,200	1,357
Food Stores (2.5%)
Whole Foods Market, Inc.	18,600	2,681
Furniture & Home Furnishings Stores (0.9%)
Williams-Sonoma, Inc. ‡	24,200	947
Health Services (1.8%)
Caremark Rx, Inc. ‡	36,700	1,923

	Shares	Value
Industrial Machinery & Equipment (1.5%)
Applied Materials, Inc.	99,300	$1,627
Instruments & Related Products (3.1%)
Agilent Technologies, Inc. ‡	44,900	1,437
Alcon, Inc.	14,400	1,914
Insurance (5.3%)
American International Group, Inc.	20,700	1,341
Cigna Corp.	9,400	1,089
UnitedHealth Group, Inc.	32,500	1,881
WellPoint, Inc. ‡	20,200	1,509
Leather & Leather Products (1.4%)
Coach, Inc. ‡	46,400	1,493
Lumber & Other Building Materials (1.2%)
Lowe's Cos., Inc.	22,300	1,355
Medical Instruments & Supplies (1.4%)
St. Jude Medical, Inc. ‡	32,000	1,538
Oil & Gas Extraction (2.8%)
Schlumberger, Ltd. †	33,800	3,068
Petroleum Refining (1.2%)
Suncor Energy, Inc.	23,400	1,255
Pharmaceuticals (13.4%)
Abbott Laboratories	22,700	977
Amgen, Inc. ‡ †	30,800	2,333
Genentech, Inc. ‡	30,900	2,800
Gilead Sciences, Inc. ‡	37,000	1,748
Novartis AG, ADR	43,900	2,363
Roche Holding AG, ADR	39,538	2,949
Sanofi-Aventis, ADR	36,200	1,452
Restaurants (0.3%)
Starbucks Corp. ‡	11,000	311
Retail Trade (0.6%)
Amazon.com, Inc. ‡ †	16,600	662
Rubber & Misc. Plastic Products (1.6%)
NIKE, Inc.–Class B	20,500	1,723
Security & Commodity Brokers (7.5%)
American Express Co.	54,800	2,727
Charles Schwab Corp. (The)	145,400	2,210
Goldman Sachs Group, Inc. (The)	10,600	1,340
Merrill Lynch & Co., Inc.	29,700	1,923
Telecommunications (1.6%)
Sprint Nextel Corp.	72,852	1,698
Variety Stores (2.3%)
Target Corp.	45,800	2,551
Total Common Stocks (cost: $93,037)		107,954

The notes to the financial statements are an integral part of this report.

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Annual Report 2005

5

TA IDEX Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (6.2%)
Debt (5.7%)
Bank Notes (0.4%)
Bank of America 3.81%, due 06/07/2006 *	$189	$189
3.81%, due 08/10/2006 *	187	187
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	37	37
Certificates Of Deposit (0.4%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	150	150
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	119	119
Rabobank Nederland 4.03%, due 05/31/2006 *	187	187
Commercial Paper (1.2%)
Ciesco LLC 4.00%, due 11/03/2005	187	187
General Electric Capital Corp. 3.96%, due 12/05/2005	150	150
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	149	149
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	148	148
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	112	112
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	111	111
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	112	112
Yorktown Capital LLC 3.97%, due 11/09/2005	186	186
3.93%, due 11/17/2005	186	186
Euro Dollar Overnight (1.4%)
Bank of Montreal 3.79%, due 11/01/2005	112	112
Barclays 3.80%, due 11/04/2005	150	150
BNP Paribas 3.83%, due 11/02/2005	225	225
Deutsche Bank 3.80%, due 11/02/2005	374	374
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	112	112
Royal Bank of Scotland 3.76%, due 11/01/2005	150	150
Svenska Handlesbanken 4.03%, due 11/01/2005	193	193
UBS AG 3.80%, due 11/03/2005	150	150

	Principal	Value
Euro Dollar Terms (0.5%)
Royal Bank of Scotland 4.00%, due 12/12/2005	$150	$150
UBS AG 4.02%, due 12/01/2005	150	150
Wells Fargo 3.96%, due 11/14/2005	225	225
Promissory Notes (0.1%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	157	157
Repurchase Agreements (1.7%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $255 on 11/01/2005	255	255
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $636 on 11/01/2005	636	636
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $18 on 11/01/2005	18	18
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $749 on 11/01/2005	749	749
Morgan Stanley Dean Witter & Co. 4.18%, dated 10/31/2005 to be repurchased at $224 on 11/01/2005	224	224
	Shares	Value
Investment Companies (0.5%)
Money Market Funds (0.5%)
American Beacon Fund 1-day yield of 3.81%	161,374	$161
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	149,707	150
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	23,319	23
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	148,052	148
Total Security Lending Collateral (cost: $6,722)		6,722
Total Investment Securities (cost: $99,759)		$114,676
SUMMARY:
Investment securities, at value	105.3%	$114,676
Liabilities in excess of other assets	(5.3)%	(5,815)
Net assets	100.0%	$108,861

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Jennison Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $6,519.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $1,920, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $632 or 0.6% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Jennison Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $99,759) (including securities loaned of $6,519)	$114,676
Cash	1,257
Receivables:
Investment securities sold	140
Shares of beneficial interest sold	98
Interest	2
Dividends	40
Dividend reclaims receivable	3
Other	6
116,222
Liabilities:
Investment securities purchased	290
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	162
Management and advisory fees	72
Distribution and service fees	55
Transfer agent fees	23
Administration fees	2
Payable for collateral for securities on loan	6,722
Other	35
7,361
Net Assets	$108,861
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$92,111
Accumulated net investment income (loss)	(3)
Undistributed net realized gain (loss) from investment securities	1,836
Net unrealized appreciation (depreciation) on investment securities	14,917
Net Assets	$108,861
Net Assets by Class:
Class A	$64,920
Class B	32,778
Class C	11,163
Shares Outstanding:
Class A	5,870
Class B	3,155
Class C	1,072
Net Asset Value Per Share:
Class A	$11.06
Class B	10.39
Class C	10.41
Maximum Offering Price Per Share (a):
Class A	$11.70

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$42
Dividends (net of withholding taxes on foreign dividends of $21)	1,123
Income from loaned securities–net	17
1,182
Expenses:
Management and advisory fees	867
Distribution and service fees:
Class A	219
Class B	336
Class C	124
Transfer agent fees:
Class A	75
Class B	108
Class C	46
Printing and shareholder reports	32
Custody fees	29
Administration fees	21
Legal fees	8
Audit fees	18
Trustees fees	5
Registration fees:
Class A	18
Class B	14
Class C	11
Other	1
Total expenses	1,932
Net Investment Income (Loss)	(750)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	4,168
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	11,261
Net Gain (Loss) on Investment Securities	15,429
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,679

The notes to the financial statements are an integral part of this report.

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TA IDEX Jennison Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(750)	$(973)
Net realized gain (loss) from investment securities	4,168	11,967
Net unrealized appreciation (depreciation) on investment securities	11,261	(2,428)
	14,679	8,566
Capital Share Transactions:
Proceeds from shares sold:
Class A	31,699	43,811
Class B	2,484	2,025
Class C	3,501	2,846
Class C2	–	369
Class M	–	1,047
	37,684	50,098
Cost of shares redeemed:
Class A	(33,134)	(8,121)
Class B	(8,862)	(8,690)
Class C	(7,650)	(3,250)
Class C2	–	(1,667)
Class M	–	(2,836)
	(49,646)	(24,564)
Class level exchanges:
Class C	–	13,383
Class C2	–	(7,197)
Class M	–	(6,186)
	–	–
Automatic conversions:
Class A	177	31
Class B	(177)	(31)
	–	–
	(11,962)	25,534
Net increase (decrease) in net assets	2,717	34,100
Net Assets:
Beginning of year	106,144	72,044
End of year	$108,861	$106,144
Accumulated Net Investment Income (Loss)	$(3)	$3

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	3,083	4,731
Class B	251	228
Class C	364	319
Class C2	–	42
Class M	–	116
	3,698	5,436
Shares redeemed:
Class A	(3,299)	(872)
Class B	(919)	(990)
Class C	(807)	(373)
Class C2	–	(191)
Class M	–	(322)
	(5,025)	(2,748)
Class level exchanges:
Class C	–	1,494
Class C2	–	(791)
Class M	–	(703)
	–	–
Automatic conversions:
Class A	17	3
Class B	(18)	(4)
	(1)	(1)
Net increase (decrease) in shares outstanding:
Class A	(199)	3,862
Class B	(686)	(766)
Class C	(443)	1,440
Class C2	–	(940)
Class M	–	(909)
	(1,328)	2,687

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Jennison Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$9.52	$(0.03)	$1.57	$1.54	$–	$–	$–	$11.06
	10/31/2004	8.54	(0.07)	1.05	0.98	–	–	–	9.52
	10/31/2003	6.88	(0.04)	1.70	1.66	–	–	–	8.54
	10/31/2002	8.04	(0.05)	(1.11)	(1.16)	–	–	–	6.88
	10/31/2001	10.26	(0.01)	(1.17)	(1.18)	–	(1.04)	(1.04)	8.04
Class B	10/31/2005	9.03	(0.11)	1.47	1.36	–	–	–	10.39
	10/31/2004	8.14	(0.12)	1.01	0.89	–	–	–	9.03
	10/31/2003	6.60	(0.08)	1.62	1.54	–	–	–	8.14
	10/31/2002	7.77	(0.10)	(1.07)	(1.17)	–	–	–	6.60
	10/31/2001	10.01	(0.05)	(1.15)	(1.20)	–	(1.04)	(1.04)	7.77
Class C	10/31/2005	9.05	(0.12)	1.48	1.36	–	–	–	10.41
	10/31/2004	8.14	(0.15)	1.06	0.91	–	–	–	9.05
	10/31/2003	6.60	(0.09)	1.63	1.54	–	–	–	8.14

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	16.18%	$64,920	1.41%	1.41%	(0.33)%	86%
	10/31/2004	11.48	57,760	1.59	1.59	(0.79)	147
	10/31/2003	24.13	18,833	1.75	1.90	(0.54)	100
	10/31/2002	(14.47)	21,836	1.75	1.82	(0.52)	98
	10/31/2001	(11.08)	17,670	1.55	2.44	(0.11)	158
Class B	10/31/2005	15.06	32,778	2.27	2.27	(1.18)	86
	10/31/2004	10.93	34,667	2.24	2.24	(1.37)	147
	10/31/2003	23.33	37,500	2.40	2.55	(1.19)	100
	10/31/2002	(15.10)	37,363	2.40	2.47	(1.17)	98
	10/31/2001	(11.54)	31,922	2.20	3.09	(0.76)	158
Class C	10/31/2005	15.03	11,163	2.37	2.37	(1.20)	86
	10/31/2004	11.18	13,717	2.39	2.39	(1.68)	147
	10/31/2003	23.33	607	2.40	2.55	(1.19)	100

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on the average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Jennison Growth (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $32 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $7, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Growth Portfolio	$49,481	45.45%
TA IDEX Asset Allocation– Moderate Growth Portfolio	246	0.23%
Total	$49,727	45.68%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$105
Retained by Underwriter	5
Contingent Deferred Sales Charge	81

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $213 for the year ended October 31, 2005.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the year ended October 31, 2005, were $1.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $6.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Jennison Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$90,824
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	102,997
U.S. Government	–

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(752)
Accumulated net investment income (loss)	744
Undistributed net realized gain (loss) from investment securities	8

The capital loss carryforward utilized during the year ended October 31, 2005 was $1,911.

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$2,384
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$14,369

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$100,307
Unrealized Appreciation	$16,122
Unrealized (Depreciation)	(1,753)
Net Unrealized Appreciation (Depreciation)	$14,369

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Jennison Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Jennison Growth (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX J.P. Morgan Mid Cap Value

MARKET ENVIRONMENT

For most of 2005, concerns over inflation, higher interest rates and rising energy prices overwhelmed investors. The market also feared that aggressive Federal Reserve Board ("Fed") tightening and higher long-term bond yields would hamper economic growth. Equities were supported by an extended period of strong corporate profits and signs of continued growth for the U.S. economy.

The uncertainty surrounding the impact of Hurricanes Katrina and Rita along the Gulf Coast made it increasingly difficult to gauge the trajectory of economic growth. The impact of the hurricanes held down equity gains made during the summer months and the resulting upward pressure on energy prices added to existing fears about accelerating inflation.

Actions and statements by the Fed also increased investor anxiety. As energy prices moved higher, it became apparent that the Fed had more, rather than less, tightening to do. The combination of higher energy prices and rising short-term interest rates led to more uncertainty about the true impact a potential reduction in consumer spending could have on the pace of economic growth.

PERFORMANCE

For the period inception March 1, 2005 to October 31, 2005, TA IDEX J.P. Morgan Mid Cap Value, Class A returned (0.60)%. By comparison its benchmark, the Russell Midcap Value returned 6.61%.

STRATEGY REVIEW

The portfolio is managed employing a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary analysis. Our aim is to identify undervalued companies that have the potential to increase their intrinsic per-share values, and purchase these companies at a discount.

In the period, the portfolio underperformed the Russell Midcap Value, primarily due to an overweight and stock selections in the consumer discretionary sector, as well as stock selection in the financials sector. Consumer discretionary stocks were hard hit throughout the period as higher energy prices and the prospects of higher interest rates threatened to weaken consumer spending.

Discount retail chain Family Dollar Stores, Inc. ("Family Dollar") was one of the portfolio's larger detractors, following its announcement of a weaker profit outlook attributed to higher freight costs and a shift toward lower-margin items. Family Dollar's most recent earnings report was in line with lowered guidance and included an announcement of intentions to repurchase shares.

IPC Holdings, Ltd. ("IPC"), a provider of property and catastrophe reinsurance products also negatively impacted results. IPC's stock declined, as losses from Hurricane Katrina came in higher than initial company estimates. IPC announced plans to raise additional capital for its reinsurance operations and general corporate purposes through a securities offering.

Despite the portfolio's underperformance, its overweight and stock selection in the energy sector, as well as underweight in consumer staples made positive contributions to performance.

One of the portfolio's top contributors was Burlington Resources Inc. ("Burlington"), an energy exploration and production company. Shares of Burlington advanced throughout the period, due to solid earnings growth from higher energy prices, increased production and accelerated share repurchases.

Health maintenance organization Coventry Health Care, Inc. ("Coventry") also added to the portfolio's performance. Coventry reported strong earnings results on solid performance in its health plans business and with its recent acquisition of First Health Group Corp., a health benefits service provider. In addition, the company announced a three-for-two stock split.

Jonathan K.L. Simon

Fund Manager
J. P. Morgan Investment Management, Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX J.P. Morgan Mid Cap Value

Comparison of change in value of $10,000 investment in the TA IDEX J.P. Morgan Mid Cap Value (the "Fund") and its comparative index.

Total Return for Period Ended 10/31/05

	From Inception	Inception Date
Fund (NAV)	(0.60)%	3/1/05
Russell Mid Cap Value[1]	6.61%	3/1/05

NOTES

1  The Russell Mid Cap Value (Russell Mid Cap Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX J.P. Morgan Mid Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transactional costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,048.50	1.30%	$6.71
Hypothetical (b)	1,000.00	1,018.65	1.30	6.61

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.5%)
Apparel & Accessory Stores (0.9%)
Ltd. Brands	88,900	$1,779
Apparel Products (3.2%)
Columbia Sportswear Co. ‡†	43,600	1,850
V.F. Corp.	85,400	4,462
Automotive (1.4%)
Genuine Parts Co.	25,900	1,149
Harsco Corp.	24,100	1,549
Automotive Dealers & Service Stations (2.3%)
AutoNation, Inc. ‡	79,500	1,581
AutoZone, Inc. ‡	37,500	3,034
Beverages (1.0%)
Brown-Forman Corp.–Class B	30,300	1,919
Business Services (0.5%)
Magellan Health Services, Inc. ‡	36,900	1,097
Chemicals & Allied Products (5.1%)
Albemarle Corp.	64,400	2,260
Clorox Co.	40,400	2,187
International Flavors & Fragrances, Inc.	22,400	739
Lauder (Estee) Cos., Inc. (The)–Class A †	51,300	1,702
PPG Industries, Inc.	24,700	1,481
Sherwin-Williams Co. (The)	39,000	1,660
Commercial Banks (7.3%)
Cullen/Frost Bankers, Inc.	33,100	1,748
M&T Bank Corp. †	34,600	3,722
North Fork Bancorp, Inc.	148,800	3,771
Northern Trust Corp.	41,400	2,219
TCF Financial Corp.	67,500	1,829
Wilmington Trust Corp.	30,500	1,156
Computer & Data Processing Services (2.8%)
Affiliated Computer Services, Inc.–Class A ‡	29,600	1,602
Computer Associates International, Inc. †	68,000	1,902
Interactive Data Corp.	52,800	1,225
NCR Corp. ‡	29,500	892
Computer & Office Equipment (0.9%)
Pitney Bowes, Inc.	42,200	1,776
Department Stores (1.6%)
Federated Department Stores, Inc.	18,471	1,134
TJX Cos., Inc.	98,100	2,112
Diversified (0.9%)
Vornado Realty Trust REIT	21,400	1,733
Electric Services (5.7%)
American Electric Power Co., Inc.	49,800	1,891
DPL, Inc. †	67,000	1,727

	Shares	Value
Electric Services (continued)
Energy East Corp.	60,300	$1,438
PPL Corp.	79,400	2,488
SCANA Corp.	46,500	1,845
Westar Energy, Inc.	84,300	1,863
Electric, Gas & Sanitary Services (0.5%)
PG&E Corp.	29,700	1,081
Electrical Goods (1.9%)
Carlisle Cos., Inc.	31,600	2,107
Hughes Supply, Inc.	50,200	1,679
Electronic & Other Electric Equipment (2.0%)
Ametek, Inc.	44,800	1,825
Cooper Industries, Ltd.–Class A	29,500	2,091
Electronic Components & Accessories (0.4%)
Amphenol Corp.–Class A	20,600	823
Environmental Services (1.0%)
Republic Services, Inc.	58,200	2,057
Fabricated Metal Products (1.9%)
Crane Co.	54,400	1,684
Fortune Brands, Inc.	26,700	2,028
Food & Kindred Products (1.4%)
Del Monte Foods Co. ‡	130,400	1,380
Hormel Foods Corp.	41,700	1,326
Furniture & Home Furnishings Stores (0.4%)
Tuesday Morning Corp. †	36,100	866
Gas Production & Distribution (4.6%)
AGL Resources, Inc.	55,900	1,967
Energen Corp.	47,800	1,797
Kinder Morgan, Inc. †	44,800	4,072
UGI Corp.	55,600	1,312
Health Services (4.1%)
Coventry Health Care, Inc. ‡†	67,550	3,647
Manor Care, Inc.	41,800	1,557
Omnicare, Inc.	30,800	1,666
Quest Diagnostics, Inc.	29,000	1,355
Holding & Other Investment Offices (1.7%)
Istar Financial Inc. REIT	32,800	1,209
PS Business Parks, Inc.	14,000	652
Rayonier, Inc.	42,300	1,617
Hotels & Other Lodging Places (0.9%)
Hilton Hotels Corp.	91,400	1,778
Industrial Machinery & Equipment (0.8%)
American Standard Cos., Inc.	41,200	1,567

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Insurance (8.5%)
Assurant, Inc. †	120,400	$4,599
Cincinnati Financial Corp.	47,055	2,002
IPC Holdings, Ltd.	58,500	1,540
MGIC Investment Corp. †	34,100	2,020
Old Republic International Corp.	131,200	3,399
Principal Financial Group	26,100	1,295
SAFECO Corp.	37,000	2,061
Life Insurance (1.0%)
Genworth Financial, Inc.–Class A	60,700	1,924
Metal Cans & Shipping Containers (1.0%)
Ball Corp. †	50,900	2,004
Mining (1.4%)
Vulcan Materials Co. †	42,900	2,789
Motor Vehicles, Parts & Supplies (0.5%)
BorgWarner, Inc.	17,100	992
Oil & Gas Extraction (4.0%)
Burlington Resources, Inc.	47,000	3,394
Devon Energy Corp.	53,000	3,200
Pioneer Natural Resources Company	26,800	1,341
Paper & Allied Products (1.5%)
MeadWestvaco Corp.	61,200	1,605
Pactiv Corp. ‡†	65,500	1,290
Petroleum Refining (1.8%)
Ashland, Inc.	36,700	1,964
Marathon Oil Corp.	26,379	1,587
Pharmaceuticals (0.9%)
Sigma-Aldrich Corp.	26,800	1,707
Printing & Publishing (3.5%)
Dex Media, Inc.	64,300	1,734
Gannett Co., Inc. †	36,500	2,287
Knight-Ridder, Inc. †	17,100	913
Scripps (E.W.) Co. (The)	22,900	1,049
Washington Post–Class B	1,200	894
Railroads (0.5%)
Norfolk Southern Corp.	23,700	953
Real Estate (1.7%)
Brookfield Properties Co. †	72,000	2,110
Forest City Enterprises, Inc.–Class A	32,400	1,195
Restaurants (1.6%)
Applebees International, Inc.	62,900	1,378
Outback Steakhouse, Inc.	50,300	1,894
Retail Trade (0.8%)
Tiffany & Co. †	38,300	1,509

	Shares	Value
Savings Institutions (2.7%)
Golden West Financial Corp. †	58,500	$3,436
Webster Financial Corp.	42,200	1,948
Security & Commodity Brokers (1.4%)
Legg Mason, Inc.	9,340	1,002
T. Rowe Price Group, Inc.	26,500	1,736
Telecommunications (4.6%)
ALLTEL Corp.	65,600	4,058
CenturyTel, Inc. †	108,300	3,545
Telephone & Data Systems, Inc.	41,900	1,515
Variety Stores (0.7%)
Family Dollar Stores, Inc. †	63,200	1,399
Wholesale Trade Nondurable Goods (1.2%)
Dean Foods Co. ‡	66,000	2,386
Total Common Stocks (cost: $186,744)		187,319
	Principal	Value
SECURITY LENDING COLLATERAL (17.9%)
Debt (16.6%)
Bank Notes (1.1%)
Bank of America
3.81%, due 06/07/2006 *	$996	$996
3.81%, due 08/10/2006 *	988	988
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	198	198
Certificates Of Deposit (1.2%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	790	790
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	629	629
Rabobank Nederland 4.03%, due 05/31/2006 *	988	988
Commercial Paper (3.6%)
Ciesco LLC 4.00%, due 11/03/2005	987	987
General Electric Capital Corp. 3.96%, due 12/05/2005	790	790
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	788	788
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	783	783
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	593	593
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	588	588
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	593	593

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX J.P. Morgan Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Yorktown Capital LLC
3.97%, due 11/09/2005	$985	$985
3.93%, due 11/17/2005	981	981
Euro Dollar Overnight (3.9%)
Bank of Montreal 3.79%, due 11/01/2005	593	593
Barclays 3.80%, due 11/04/2005	790	790
BNP Paribas 3.83%, due 11/02/2005	1,186	1,186
Deutsche Bank 3.80%, due 11/02/2005	1,976	1,976
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	593	593
Royal Bank of Scotland 3.76%, due 11/01/2005	790	790
Svenska Handlesbanken 4.03%, due 11/01/2005	1,018	1,018
UBS AG 3.80%, due 11/03/2005	790	790
Euro Dollar Terms (1.4%)
Royal Bank of Scotland 4.00%, due 12/12/2005	790	790
UBS AG 4.02%, due 12/01/2005	791	791
Wells Fargo 3.96%, due 11/14/2005	1,186	1,186
Promissory Notes (0.4%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	830	830
Repurchase Agreements (5.0%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $1,347 on 11/01/2005	1,347	1,347

	Principal	Value
Repurchase Agreements (continued)
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $3,360 on 11/01/2005	$3,360	$3,360
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $93 on 11/01/2005	93	93
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $3,953 on 11/01/2005	3,953	3,953
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $1,185 on 11/01/2005	1,185	1,185
	Shares	Value
Investment Companies (1.3%)
Money Market Funds (1.3%)
American Beacon Fund
1-day yield of 3.81%	852,125	$852
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	790,515	791
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	123,137	123
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	781,778	782
Total Security Lending Collateral (cost: $35,496)		35,496
Total Investment Securities (cost: $222,240)		$222,815
SUMMARY:
Investment Securities, at value	112.4%	$222,815
Liabilities in excess of other assets	(12.4)%	(24,559)
Net assets	100.0%	$198,256

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $34,478.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $10,136, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $3,345 or 1.7% of the net assets of the Fund.

REIT  Real Estate Investment Trust

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX J.P. Morgan Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $222,240) (including securities loaned of $34,478)	$222,815
Cash	9,166
Receivables:
Investment securities sold	1,205
Shares of beneficial interest sold	876
Interest	21
Dividends	178
234,261
Liabilities:
Investment securities purchased	279
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	2
Management and advisory fees	134
Distribution and service fees	57
Administration fees	3
Payable for collateral for securities on loan	35,496
Other	34
36,005
Net Assets	$198,256
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$197,055
Undistributed net investment income (loss)	405
Undistributed net realized gain (loss) from investment securities	221
Net unrealized appreciation (depreciation) on investment securities	575
Net Assets	$198,256
Shares Outstanding	19,940
Net Asset Value and Offering Price Per Share	$9.94

STATEMENT OF OPERATIONS
For the period ended October 31, 2005 (a)

(all amounts in thousands)

Investment Income:
Interest	$117
Dividends (net of withholding taxes on foreign dividends of $3)	1,505
Income from loaned securities–net	11
1,633
Expenses:
Management and advisory fees	837
Distribution and service fees	353
Transfer agent fees	1
Printing and shareholder reports	1
Custody fees	24
Administration fees	20
Legal fees	6
Audit fees	15
Trustees fees	4
Registration fees	15
Other	1
Total expenses	1,277
Net Investment Income (Loss)	356
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	173
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	575
Net Gain (Loss) on Investment Securities	748
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,104

(a)  Commenced operations on March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX J.P. Morgan Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$356
Net realized gain (loss) from investment securities	173
Net unrealized appreciation (depreciation) on investment securities	575
1,104
Capital Share Transactions:
Proceeds from shares sold	197,152
Net increase (decrease) in net assets	198,256
Net Assets:
Beginning of period	–
End of period	$198,256
Undistributed Net Investment Income (Loss)	$405
Share Activity:
Shares issued	19,940
Net increase (decrease) in shares outstanding	19,940

(a)  Commenced operations on March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX J.P. Morgan Mid Cap Value

FINANCIAL HIGHLIGHTS

	For a share of beneficial interest outstanding throughout the period
	Net Asset	Investment Operations			Distributions			Net Asset
For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
10/31/2005	$10.00	$0.02	$(0.08) (h)	$(0.06)	$–	$–	$–	$9.94

		Ratios/Supplemental Data
For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
10/31/2005	(0.60)%	$198,256	1.27%	1.27%	0.35%	30%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX J.P. Morgan Mid Cap Value ("the Fund") commenced operations on March 1, 2005.

(h)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TA IDEX J.P. Morgan Mid Cap Value (the "Fund") began operations on March 1, 2005.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $5, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the period from inception through October 31, 2005, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$12,002	6.05%
TA IDEX Asset Allocation– Growth Portfolio	58,226	29.37%
TA IDEX Asset Allocation– Moderate Growth Portfolio	99,199	50.04%
TA IDEX Asset Allocation– Moderate Portfolio	28,279	14.26%
Total	$197,706	99.72%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $100 million of ANA
0.80% of ANA over $100 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated annual limit:

From March 1, 2005 through May 27, 2005:

1.05% Expense Limit (including 12b-1 fees)

From May 28, 2005 on:

1.05% Expense Limit (excluding 12b-1 fees)

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the period from inception through October 31, 2005. There are no amounts subject to recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $1 for the period from inception through October 31, 2005.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception through October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$228,856
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	42,575
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(97)
Undistributed net investment income (loss)	49
Undistributed net realized gain (loss) from investment securities	48

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX J.P. Morgan Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$1,409
Undistributed Long-term Capital Gains	$25
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$(233)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$223,048
Unrealized Appreciation	$8,679
Unrealized (Depreciation)	(8,912)
Net Unrealized Appreciation (Depreciation)	$(233)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX J.P. Morgan Mid Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX J.P. Morgan Mid Cap Value (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations , the changes in its net assets and the financial highlights for the period March 1, 2005 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX J.P. Morgan Mid Cap Value (unaudited)

A discussion regarding the basis of Transamerica IDEX Mutual Funds' Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Marsico Growth

MARKET ENVIRONMENT

U.S. large capitalization equities faced a number of challenges over the reporting period, including concerns over higher energy prices, higher interest rates, higher rising inflation expectations, and economic repercussions (particularly the impact on consumer discretionary spending) associated with Hurricanes Katrina and Rita. Despite these factors, however, overall equity returns for the fiscal year were quite solid. Large capitalization equity benchmarks such as the Standard and Poor's 500 Composite Stock Index ("S&P 500") and Russell 1000 Growth Index had total returns of 8.71% and 8.81%, respectively, for the twelve month period ending October 31, 2005.

From the perspective of economic sector performance (using Global Industry Classification Standards Classifications ("GICS") for the S&P 500 as a reference point), gains were relatively widespread although market leadership was quite decisive. Eight of the ten sectors in the S&P 500 had a positive return. Energy (+34%) and utilities (+24%) were the top-performing sectors. Consumer staples (+10%), health care (+10%) and financials (+9%) also had solid absolute returns. No sector experienced a major decline. Consumer discretionary (–1%) and telecommunications services (–0.5%) were the only areas in negative territory, and their losses were quite mild in nature.

At an industry level, similar general strength prevailed, with the vast majority of groups able to post positive returns. In several areas, these gains were quite robust in nature. The top-performing groups included health care equipment and services (+27%), insurance (+20%), real estate (+19%), food beverage and tobacco (+18%), and diversified financials (+12%). Areas of weakness included automobiles and components (–21%), media (–7%), and food and staples retailing (–2%).

In terms of large capitalization investment style results, there was a fair amount of differentiation across various benchmark indexes during the reporting period. Every major index maintained by Frank Russell Company experienced a positive return during the reporting period. However, smaller capitalization companies tended to outperform their larger capitalization counterparts. Within the U.S. large capitalization area, "value" equities outperformed "growth" equities last year, due primarily to strong returns in the energy and utilities sectors (which typically are more heavily weighted in value-oriented equity indexes). Large capitalization "growth" stocks, as measured by the Russell 1000 Growth Index ("Russell 1000 Growth"), underperformed large capitalization "value" stocks, as measured by the Russell 1000 Value Index, by approximately 3% last year.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Marsico Growth, Class A returned 12.79%. By comparison its primary and secondary benchmarks, the S&P 500 and the Russell 1000 Growth returned, 8.71% and 8.81%, respectively.

STRATEGY REVIEW

During the reporting period, the portfolio's average sector allocations emphasized the health care, consumer discretionary, financials, and industrials sectors. The portfolio invested in every GICS economic sector during the twelve month period, with the energy, utilities, materials, and telecommunications services sectors averaging a significantly underweighted posture relative to the portfolio's primary benchmark, the S&P 500.

The largest individual contributors to the portfolio's annual performance results included pharmaceuticals and biotechnology company Genentech, Inc. (+99% price return), health care service provider UnitedHealth Group Incorporated (+60%), Internet search engine Google Inc. (+73% prior to being sold), and options exchange Chicago Mercantile Exchange Holdings Inc. (+109%). The largest individual detractors from performance included casino and resort operator Wynn Resorts, Limited (–20%), prosthetic joint manufacturer Zimmer Holdings, Inc. (–18%), and Internet retailer eBay Inc. (–18% prior to being sold).

On a sector and industry level, the largest contributors were the health care sector (both pharmaceuticals and biotechnology, and health care equipment and services industry groups contributed significantly), the information technology software and services industry, and the financials sector (particularly diversified financials). The sectors and industries that had the largest negative impact on performance in the period, relative to the S&P 500, included the energy sector (underweighted investment posture in an area with a significantly positive return in the period), and the consumer services and technology hardware and equipment industry groups.

Thomas F. Marsico

Fund Manager
Marsico Capital Management, LLC

Banc of America Capital Management, LLC (BACAP) has the role of sub-adviser with its affiliate Marsico Capital Management, LLC to provide management services to the Fund.

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TA IDEX Marsico Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	12.79%	(3.60)%	0.68%	3/1/99
Class A (POP)	6.58%	(4.69)%	(0.17)%	3/1/99
S&P 500[1]	8.71%	(1.73)%	1.14%	3/1/99
Russell 1000 Growth[1]	8.81%	(7.93)%	(2.94)%	3/1/99
Class B (NAV)	11.70%	(4.33)%	(0.05)%	3/1/99
Class B (POP)	6.70%	(4.52)%	(0.05)%	3/1/99
Class C (NAV)	11.69%	–	11.07%	11/11/02
Class C (POP)	10.69%	–	11.07%	11/11/02

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Growth (Russell 1000 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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TA IDEX Marsico Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,078.40	1.32%	$6.92
Hypothetical (b)	1,000.00	1,018.55	1.32	6.72
Class B
Actual	1,000.00	1,073.10	2.34	12.23
Hypothetical (b)	1,000.00	1,013.41	2.34	11.88
Class C
Actual	1,000.00	1,073.30	2.15	11.24
Hypothetical (b)	1,000.00	1,014.37	2.15	10.92

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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TA IDEX Marsico Growth

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (89.3%)
Aerospace (3.3%)
General Dynamics Corp.	23,254	$2,704
Lockheed Martin Corp.	28,339	1,716
Air Transportation (3.4%)
FedEx Corp.	50,414	4,635
Beverages (0.4%)
PepsiCo, Inc.	9,870	583
Chemicals & Allied Products (3.2%)
Procter & Gamble Co.	76,729	4,296
Commercial Banks (2.7%)
UBS AG–Registered	35,791	3,066
UCBH Holdings, Inc.	37,975	661
Communications Equipment (4.3%)
Motorola, Inc.	108,777	2,411
QUALCOMM, Inc.	85,949	3,417
Computer & Data Processing Services (3.2%)
Google, Inc.–Class A ‡	11,513	4,284
Computer & Office Equipment (2.2%)
Apple Computer, Inc. ‡	51,065	2,941
Construction (1.6%)
KB Home	21,639	1,414
MDC Holdings, Inc.	11,841	812
Drug Stores & Proprietary Stores (1.8%)
CVS Corp.	52,566	1,283
Walgreen Co.	26,219	1,191
Electronic & Other Electric Equipment (3.1%)
General Electric Co.	118,098	4,005
Harman International Industries, Inc.	2,038	204
Health Services (0.8%)
Quest Diagnostics, Inc.	23,320	1,089
Hotels & Other Lodging Places (3.2%)
MGM Mirage, Inc. ‡†	65,484	2,447
Wynn Resorts, Ltd. ‡†	40,300	1,881
Industrial Machinery & Equipment (3.0%)
Caterpillar, Inc.	78,593	4,133
Insurance (8.1%)
Progressive Corp. (The)	13,233	1,533
UnitedHealth Group, Inc. †	164,512	9,524
Lumber & Other Building Materials (5.1%)
Home Depot, Inc. (The)	38,706	1,588
Lowe's Cos., Inc.	87,863	5,339

	Shares	Value
Medical Instruments & Supplies (4.6%)
Medtronic, Inc.	58,293	$3,303
Zimmer Holdings, Inc. ‡	46,044	2,936
Mortgage Bankers & Brokers (2.1%)
Countrywide Financial Corp.	87,877	2,792
Oil & Gas Extraction (1.3%)
Halliburton Co.	29,032	1,716
Personal Credit Institutions (3.2%)
SLM Corp. †	78,131	4,339
Pharmaceuticals (13.0%)
Amgen, Inc. ‡	47,267	3,581
Amylin Pharmaceuticals, Inc. ‡†	23,489	789
Genentech, Inc. ‡	109,435	9,915
Genzyme Corp. ‡	17,388	1,257
Johnson & Johnson	32,862	2,058
Railroads (2.3%)
Burlington Northern Santa Fe Corp.	32,504	2,017
Union Pacific Corp.	15,165	1,049
Real Estate (0.8%)
St. Joe Co. (The) †	15,962	1,053
Residential Building Construction (1.6%)
Lennar Corp.–Class A	28,361	1,576
Toll Brothers, Inc. ‡†	17,170	634
Restaurants (3.8%)
Starbucks Corp. ‡	76,076	2,151
Yum! Brands, Inc.	59,421	3,023
Security & Commodity Brokers (5.2%)
Chicago Mercantile Exchange †	9,280	3,389
Goldman Sachs Group, Inc. (The)	4,776	604
Lehman Brothers Holdings, Inc. †	25,284	3,026
Variety Stores (2.0%)
Target Corp.	49,495	2,756
Total Common Stocks (cost: $99,678)		121,121
	Principal	Value
SECURITY LENDING COLLATERAL (15.6%)
Debt (14.5%)
Bank Notes (1.0%)
Bank of America 3.81%, due 06/07/2006 *	$593	$593
3.81%, due 08/10/2006 *	588	588
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	118	118

The notes to the financial statements are an integral part of this report.

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TA IDEX Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Certificates Of Deposit (1.0%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	$471	$471
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	375	375
Rabobank Nederland 4.03%, due 05/31/2006 *	588	588
Commercial Paper (3.1%)
Ciesco LLC 4.00%, due 11/03/2005	588	588
General Electric Capital Corp. 3.96%, due 12/05/2005	471	471
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	469	469
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	466	466
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	353	353
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	350	350
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	353	353
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	587 584	587 584
Euro Dollar Overnight (3.4%)
Bank of Montreal 3.79%, due 11/01/2005	353	353
Barclays 3.80%, due 11/04/2005	471	471
BNP Paribas 3.83%, due 11/02/2005	706	706
Deutsche Bank 3.80%, due 11/02/2005	1,177	1,177
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	353	353
Royal Bank of Scotland 3.76%, due 11/01/2005	471	471
Svenska Handlesbanken 4.03%, due 11/01/2005	606	606
UBS AG 3.80%, due 11/03/2005	471	471
Euro Dollar Terms (1.2%)
Royal Bank of Scotland 4.00%, due 12/12/2005	471	471
UBS AG 4.02%, due 12/01/2005	471	471

	Principal	Value
Euro Dollar Terms (continued)
Wells Fargo 3.96%, due 11/14/2005	$706	$706
Promissory Notes (0.4%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	494	494
Repurchase Agreements (4.4%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $802 on 11/01/2005	802	802
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $2,001 on 11/01/2005	2,001	2,001
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $55 on 11/01/2005	55	55
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $2,354 on 11/01/2005	2,354	2,354
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $706 on 11/01/2005	706	706
	Shares	Value
Investment Companies (1.1%)
Money Market Funds (1.1%)
American Beacon Fund 1-day yield of 3.81%	507,453	$507
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	470,764	471
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	73,330	73
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	465,561	466
Total Security Lending Collateral (cost: $21,139)		21,139
Total Investment Securities (cost: $120,817)		$142,260
SUMMARY:
Investment securities, at value	104.9%	$142,260
Liabilities in excess of other assets	(4.9)%	(6,695)
Net assets	100.0%	$135,565

The notes to the financial statements are an integral part of this report.

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TA IDEX Marsico Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $20,593.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $6,036, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $1,991 or 1.5% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

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TA IDEX Marsico Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $120,817) (including securities loaned of $20,593)	$142,260
Cash	13,452
Receivables:
Investment securities sold	801
Shares of beneficial interest sold	375
Interest	26
Dividends	62
Other	3
156,979
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	56
Management and advisory fees	117
Distribution and service fees	57
Transfer agent fees	11
Administration fees	2
Payable for collateral for securities on loan	21,139
Other	32
21,414
Net Assets	$135,565
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$126,775
Accumulated net investment income (loss)	(1)
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(12,652)
Net unrealized appreciation (depreciation) on investment securities	21,443
Net Assets	$135,565
Net Assets by Class:
Class A	$102,906
Class B	20,650
Class C	12,009
Shares Outstanding:
Class A	9,970
Class B	2,101
Class C	1,224
Net Asset Value Per Share:
Class A	$10.32
Class B	9.83
Class C	9.81
Maximum Offering Price Per Share (a):
Class A	$10.92

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$152
Dividends (net of withholding taxes on foreign dividends of $39)	1,049
Income from loaned securities–net	14
1,215
Expenses:
Management and advisory fees	924
Distribution and service fees:
Class A	292
Class B	208
Class C	112
Transfer agent fees:
Class A	58
Class B	71
Class C	28
Printing and shareholder reports	18
Custody fees	21
Administration fees	22
Legal fees	8
Audit fees	18
Trustees fees	5
Registration fees:
Class A	18
Class B	12
Class C	11
Other	4
Total expenses before recapture of waived expenses	1,830
Recaptured expenses	27
Total expenses	1,857
Net Investment Income (Loss)	(642)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	1,538
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	9,880
Net Gain (Loss) on Investment Securities	11,418
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,776

The notes to the financial statements are an integral part of this report.

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TA IDEX Marsico Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(642)	$(567)
Net realized gain (loss) from investment securities	1,538	869
Net unrealized appreciation (depreciation) on investment securities	9,880	781
	10,776	1,083
Capital Share Transactions:
Proceeds from shares sold:
Class A	62,340	5,879
Class B	4,047	5,383
Class C	5,097	3,088
Class C2	–	318
Class M	–	464
	71,484	15,132
Cost of shares redeemed:
Class A	(4,039)	(3,608)
Class B	(5,390)	(5,546)
Class C	(3,623)	(531)
Class C2	–	(564)
Class M	–	(911)
	(13,052)	(11,160)
Class level exchanges:
Class C	–	5,573
Class C2	–	(2,070)
Class M	–	(3,503)
	–	–
Automatic conversions:
Class A	56	17
Class B	(56)	(17)
	–	–
	58,432	3,972
Net increase (decrease) in net assets	69,208	5,055
Net Assets:
Beginning of year	66,357	61,302
End of year	$135,565	$66,357
Accumulated Net Investment Income (Loss)	$(1)	$(1)

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	6,306	649
Class B	425	615
Class C	534	352
Class C2	–	36
Class M	–	53
	7,265	1,705
Shares redeemed:
Class A	(404)	(399)
Class B	(567)	(637)
Class C	(378)	(61)
Class C2	–	(63)
Class M	–	(104)
	(1,349)	(1,264)
Class level exchanges:
Class C	–	639
Class C2	–	(237)
Class M	–	(399)
	–	3
Automatic conversions:
Class A	6	2
Class B	(6)	(2)
	–	–
Net increase (decrease) in shares outstanding:
Class A	5,908	252
Class B	(148)	(24)
Class C	156	930
Class C2	–	(264)
Class M	–	(450)
	5,916	444

The notes to the financial statements are an integral part of this report.

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TA IDEX Marsico Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$9.15	$(0.03)	$1.20	$1.17	$–	$–	$–	$10.32
	10/31/2004	8.97	(0.05)	0.23	0.18	–	–	–	9.15
	10/31/2003	7.56	(0.08)	1.49	1.41	–	–	–	8.97
	10/31/2002	9.10	(0.06)	(1.48)	(1.54)	–	–	–	7.56
	10/31/2001	12.54	(0.05)	(3.25)	(3.30)	–	(0.14)	(0.14)	9.10
Class B	10/31/2005	8.80	(0.12)	1.15	1.03	–	–	–	9.83
	10/31/2004	8.68	(0.10)	0.22	0.12	–	–	–	8.80
	10/31/2003	7.36	(0.12)	1.44	1.32	–	–	–	8.68
	10/31/2002	8.92	(0.11)	(1.45)	(1.56)	–	–	–	7.36
	10/31/2001	12.41	(0.11)	(3.24)	(3.35)	–	(0.14)	(0.14)	8.92
Class C	10/31/2005	8.78	(0.11)	1.14	1.03	–	–	–	9.81
	10/31/2004	8.68	(0.12)	0.22	0.10	–	–	–	8.78
	10/31/2003	7.18	(0.12)	1.62	1.50	–	–	–	8.68

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)	Rate (b)
Class A	10/31/2005	12.79%	$102,906	1.35	% (h)	1.35	% (h)	(0.30)%	74%
	10/31/2004	2.01	37,186	1.52		1.52		(0.58)	85
	10/31/2003	18.65	34,167	1.75		1.80		(0.97)	129
	10/31/2002	(16.88)	5,752	1.73		2.05		(0.56)	34
	10/31/2001	(26.63)	7,361	1.55		2.03		(0.43)	15
Class B	10/31/2005	11.70	20,650	2.31	(h)	2.31	(h)	(1.24)	74
	10/31/2004	1.38	19,792	2.13		2.13		(1.19)	85
	10/31/2003	17.93	19,723	2.40		2.45		(1.62)	129
	10/31/2002	(17.52)	14,130	2.38		2.70		(1.21)	34
	10/31/2001	(27.25)	15,081	2.20		2.68		(1.08)	15
Class C	10/31/2005	11.69	12,009	2.26	(h)	2.26	(h)	(1.20)	74
	10/31/2004	1.27	9,379	2.40		2.40		(1.38)	85
	10/31/2003	20.89	1,200	2.40		2.46		(1.62)	129

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.03%, 0.03% and 0.03% for Class A, Class B and Class C, respectively (see Note 2).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Marsico Growth (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $37 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $6, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

There were no open contracts at October 31, 2005.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Beginning Balance October 31, 2004	$–	–
Sales	2,845	17
Closing Buys	–	–
Expirations	–	–
Exercised	(2,845)	(17)
Balance at October 31, 2005	$–	–

*  Contracts not in thousands

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Moderate Growth Portfolio	$55,082	40.63%
TA IDEX Asset Allocation– Moderate Portfolio	34,155	25.19%
Total	$89,237	65.82%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

For the year ended October 31, 2005, the Fund recaptured the following of previously waived expenses.

Amount Recaptured	Year Waived
$27	Fiscal Year 2003

There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$279
Retained by Underwriter	12
Contingent Deferred Sales Charge	55

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $148 for the year ended October 31, 2005.

Deferred compensation plan:Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $3.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$124,702
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	78,317
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment  company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, foreign currency transactions and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(639)
Undistributed net investment income (loss)	642
Undistributed net realized gain (loss) from investment securities	(3)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$4,018	October 31, 2010
8,550	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2005 was $1,537.

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$-
Undistributed Long-term Capital Gains	$-
Capital Loss Carryforward	$(12,568)
Net Unrealized Appreciation (Depreciation)	$21,359	*

*  Amount includes unrealized appreciation (depreciation) from deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$120,901
Unrealized Appreciation	$22,947
Unrealized (Depreciation)	(1,588)
Net Unrealized Appreciation (Depreciation)	$21,359

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Marsico Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Marsico Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Marsico Growth (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Marsico International Growth

MARKET ENVIRONMENT

International equities enjoyed robust gains for the period from inception November 8, 2004 through October 31, 2005, helped by strong economic growth in a variety of regions, constrained rates of inflation, and improving corporate profits. During this time, the Morgan Stanley Capital International EAFE Index ("MSCI-EAFE") had a total return of 14.35% – strong performance in its own right and easily surpassing the results in representative U.S. large capitalization equity indexes such as the Standard and Poor's 500 Composite Stock Index, which had a total return of 5.36%. A major underlying factor in the MSCI-EAFE's gain was a resurgent Japanese equity market, which gained nearly 20% during the reporting period.

At an economic sector level, gains were widespread for the period from inception November 8, 2004 through October 31, 2005. All ten sectors in the MSCI-EAFE (Global Industry Classification Standards Classifications ("GICS")) had a positive return during the reporting period. Top-performing areas included materials (+24%), energy (+22%), industrials (+21%), and financials (+17%). Several of the gains in these areas, particularly materials, energy, and industrials, seemed to point towards worldwide economic growth increasing demand for various forms of infrastructure. Other sectors that had notable gains included utilities (+15%), health care (+14%), and consumer staples (+14%). In terms of sector laggards, information technology ("IT") (+1%) struggled to reach positive territory, and telecommunications services (+3%) had a relatively subdued gain.

At an industry level, gains were similarly widespread; only one area had a negative return. Significant gains were common. Top-performing groups included capital goods (+25%), insurance (+20%), diversified financials (+20%), food beverage and tobacco (+19%), and health care equipment and services (+17%). The sole group to be "in the red" was semiconductor and semiconductor equipment, which experienced a decline of –8% during the reporting period.

PERFORMANCE

For the period from inception November 8, 2004 through October 31, 2005, TA IDEX Marsico International Growth, Class I returned 11.49%. By comparison its benchmark, the MSCI-EAFE, returned 14.35%.

STRATEGY REVIEW

During the reporting period, the portfolio's average sector allocations emphasized the consumer discretionary, financials, IT, and health care sectors. The portfolio invested in every GICS economic sector, with the utilities, materials, and telecommunications services sectors averaging a significantly underweighted posture relative to the portfolio's benchmark, the MSCI-EAFE.

The largest individual contributors to the portfolio's performance results included Japanese consumer electronics retailer Yamada Denki Co., Ltd. (US$+130% price return), Mexico's mobile communications provider America Movil, S.A. de C.V. (US$+80%), Swiss pharmaceuticals company Roche Holding Ltd. (US$+21%), and Singapore-based real estate development company CapitaLand Limited (US$+60%). The largest individual detractors from performance included French electronics manufacturer THOMSON (US$–27%) and Japanese software firm Trend Micro Incorporated (US$–37%).

On a sector and industry level, the largest contributors were the telecommunications services, health care (particularly pharmaceuticals and biotechnology), and financials (particularly real estate and banks) sectors. The sectors and industries that had the largest negative impact on performance in the reporting period included the consumer discretionary (particularly consumer services) and IT (particularly software and services) sectors and the insurance industry.

Country allocation that contributed to the portfolio's return included Mexico and Japan, while the stock selection in the United Kingdom and France detracted from performance results.

James G. Gendelman

Fund Manager
Marsico Capital Management, LLC

This Fund is only available for investment by the Asset Allocation Portfolios.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Marsico International Growth

Comparison of change in value of $10,000 investment in Class I shares and its comparative index.

Total Return for Period Ended 10/31/05

	From Inception	Inception Date
Class A (NAV)	5.52%	3/1/05
Class I (NAV)	11.49%	11/8/04
MSCI-EAFE[1]	14.35%	11/8/04

NOTES

1  The Morgan Stanley Capital International – Europe, Australasia and Far East (MSCI-EAFE) Index is a widely recognized unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class I shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Class A shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Marsico International Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transactional costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,117.90	1.58%	$8.43
Hypothetical (b)	1,000.00	1,017.24	1.58	8.03
Class I
Actual	1,000.00	1,120.00	1.19	6.36
Hypothetical (b)	1,000.00	1,019.21	1.19	6.06

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2005

This chart shows the percentage breakdown by region of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Marsico International Growth

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS ( 1.0%)
Germany (1.0%)
Fresenius AG Preferred	28,763	$4,040
Total Preferred Stocks (cost: $3,305)		4,040
COMMON STOCKS ( 96.0%)
Australia (1.5%)
CSL, Ltd.	211,504	5,931
Austria (1.6%)
Erste Bank der Oesterreichischen Sparkassen AG	117,818	6,129
Bahama Islands (1.2%)
Kerzner International, Ltd. ‡†	83,780	4,889
Brazil (1.8%)
Natura Cosmeticos SA	28,800	1,140
Petroleo Brasileiro SA, ADR	96,116	6,142
Canada (6.5%)
Canadian National Railway Co. †	165,952	12,028
Shoppers Drug Mart Corp.	265,522	8,840
Talisman Energy, Inc.	106,886	4,738
France (8.7%)
JC Decaux SA ‡	197,936	4,047
Sanofi-Aventis	73,523	5,887
Veolia Environnement	254,691	10,602
Vinci SA	177,473	13,869
Germany (5.1%)
Continental AG	154,288	11,799
Hypo Real Estate Holding	169,903	8,215
Hong Kong (3.1%)
CNOOC, Ltd., ADR	61,169	4,019
Hang Lung Properties, Ltd.	1,654,825	2,370
Shangri-La Asia, Ltd.	4,190,000	5,864
India (1.9%)
ICICI Bank, Ltd., Sponsored ADR	153,374	3,627
Reliance Industries, Ltd., GDR–144A †	113,809	3,848
Ireland (1.0%)
Anglo Irish Bank Corp. PLC	284,249	3,877
Japan (21.0%)
Chugai Pharmaceutical Co., Ltd.	281,000	6,134
Credit Saison Co., Ltd.	177,000	7,987
Fanuc, Ltd.	54,826	4,288
Keyence Corp.	16,200	3,709
Leopalace21 Corp.	284,788	7,343
Mitsubishi Tokyo Financial Group, Inc.	636	7,926
Murata Manufacturing Co., Ltd.	114,300	5,668

	Shares	Value
Japan (continued)
Nippon Electric Glass Co., Ltd.	431,000	$8,205
Sumitomo Mitsui Financial Group, Inc.	876	8,056
Sumitomo Realty & Development Co., Ltd.	505,000	8,117
Toyota Motor Corp.	176,900	8,073
Yamada Denki Co., Ltd.	81,700	7,141
Luxembourg (1.2%)
Stolt Offshore SA ‡	440,808	4,614
Mexico (8.3%)
America Movil SA de CV–Class L, ADR	422,351	11,087
Cemex SA de CV, Sponsored ADR †	253,518	13,201
Grupo Televisa SA, Sponsored ADR	114,871	8,397
Singapore (1.4%)
Capitaland, Ltd.	2,945,000	5,525
South Korea (3.4%)
Hyundai Motor Co., Sponsored GDR–144A †	109,564	4,034
Samsung Electronics Co., Ltd., GDR–144A	21,358	5,703
SK Telecom Co., Ltd., ADR †	186,933	3,778
Sweden (3.3%)
Telefonaktiebolaget LM Ericsson, ADR ‡†	395,327	12,971
Switzerland (10.3%)
Lonza Group AG †	170,732	9,828
Roche Holding AG-Genusschein	122,273	18,246
UBS AG	147,350	12,501
United Kingdom (13.9%)
ARM Holdings PLC	3,132,618	6,032
British Energy Group PLC ‡	515,428	4,052
Carphone Warehouse Group PLC	1,306,995	4,536
Diageo PLC	428,259	6,332
EMI Group PLC	952,705	3,610
Enterprise Inns PLC	932,485	12,870
Intercontinental Hotels Group PLC	475,245	5,941
Reckitt Benckiser PLC	384,538	11,622
United States (0.8%)
Wynn Resorts, Ltd. ‡†	71,212	3,324
Total Common Stocks (cost: $352,167)		378,712
	Principal	Value
SECURITY LENDING COLLATERAL ( 10.7%)
Debt (9.9%)
Bank Notes (0.7%)
Bank of America 3.81%, due 06/07/2006 *	$1,177	$1,177
3.81%, due 08/10/2006 *	1,168	1,168
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	233	233

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Marsico International Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Certificates of Deposit (0.7%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	$934	$934
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	743	743
Rabobank Nederland 4.03%, due 05/31/2006 *	1,168	1,168
Commercial Paper (2.1%)
Ciesco LLC 4.00%, due 11/03/2005	1,166	1,166
General Electric Capital Corp. 3.96%, due 12/05/2005	934	934
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	931	931
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	925	925
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	700	700
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	695	695
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	700	700
Yorktown Capital LLC 3.97%, due 11/09/2005	1,164	1,164
3.93%, due 11/17/2005	1,160	1,160
Euro Dollar Overnight (2.3%)
Bank of Montreal 3.79%, due 11/01/2005	700	700
Barclays 3.80%, due 11/04/2005	934	934
BNP Paribas 3.83%, due 11/02/2005	1,401	1,401
Deutsche Bank 3.80%, due 11/02/2005	2,335	2,335
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	700	700
Royal Bank of Scotland 3.76%, due 11/01/2005	934	934
Svenska Handlesbanken 4.03%, due 11/01/2005	1,203	1,203
UBS AG 3.80%, due 11/03/2005	934	934
Euro Dollar Terms (0.8%)
Royal Bank of Scotland 4.00%, due 12/12/2005	934	934
UBS AG 4.02%, due 12/01/2005	934	934
Wells Fargo 3.96%, due 11/14/2005	1,401	1,401

	Principal	Value
Promissory Notes (0.3%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	$981	$981
Repurchase Agreements (3.0%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $1,592 on 11/01/2005	1,591	1,591
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $3,970 on 11/01/2005	3,970	3,970
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $110 on 11/01/2005	110	110
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $4,671 on 11/01/2005	4,670	4,670
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $1,400 on 11/01/2005	1,400	1,400
	Shares	Value
Investment Companies (0.8%)
Money Market Funds (0.8%)
American Beacon Fund 1-day yield of 3.81%	1,006,802	$1,007
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	934,009	934
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	145,489	145
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	923,686	924
Total Security Lending Collateral (cost: $41,940)		41,940
Total Investment Securities (cost: $397,412)		$424,692
SUMMARY:
Investment securities, at value	107.7%	$424,692
Liabilities in excess of other assets	(7.7)%	(30,198)
Net assets	100.0%	$394,494

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Marsico International Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $40,394.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $11,976, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $17,536 or 4.4% of the net assets of the Fund.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	12.8%	$50,331
Pharmaceuticals	10.2%	40,238
Chemicals & Allied Products	6.7%	26,439
Electronic Components & Accessories	6.1%	24,193
Real Estate	5.3%	20,985
Hotels & Other Lodging Places	5.1%	20,018
Oil & Gas Extraction	5.0%	19,512
Telecommunications	4.9%	19,400
Radio & Television Broadcasting	4.8%	18,999
Construction	3.5%	13,869
Stone, Clay & Glass Products	3.3%	13,201
Communications Equipment	3.3%	12,971
Restaurants	3.3%	12,870
Automotive	3.1%	12,108
Railroads	3.0%	12,028
Rubber & Misc. Plastic Products	3.0%	11,799
Drug Stores & Proprietary Stores	2.3%	8,840
Personal Credit Institutions	2.0%	7,987
Radio, Television & Computer Stores	1.8%	7,141
Beer, Wine & Distilled Beverages	1.6%	6,332
Electronic & Other Electric Equipment	1.5%	5,703
Electric Services	1.0%	4,052
Business Services	1.0%	4,047
Instruments & Related Products	0.9%	3,709
Amusement & Recreation Services	0.9%	3,610
Residential Building Construction	0.6%	2,370
Investment securities, at value	97.0%	382,752
Security lending collateral	10.7%	41,940
Liabilities in excess of other assets	(7.7)%	(30,198)
Net Assets	100.0%	$394,494

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Marsico International Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $397,412) (including securities loaned of $40,394)	$424,692
Cash	11,539
Foreign currencies (cost: $163)	163
Receivables:
Investment securities sold	6,590
Interest	24
Dividends	240
Dividend reclaims receivable	110
443,358
Liabilities:
Investment securities purchased	6,450
Accounts payable and accrued liabilities:
Management and advisory fees	367
Distribution and service fees	33
Administration fees	7
Payable for collateral for securities on loan	41,940
Other	67
48,864
Net Assets	$394,494
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$363,262
Undistributed net investment income (loss)	3,283
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	676
Net unrealized appreciation (depreciation) on:
Investment securities	27,280
Translation of assets and liabilites denominated in foreign currencies	(7)
Net Assets	$394,494
Net Assets by Class:
Class A	$112,802
Class I	281,692
Shares Outstanding:
Class A	10,171
Class I	25,361
Net Asset Value and Offering Price Per Share:
Class A	$11.09
Class I	11.11

STATEMENT OF OPERATIONS
For the period ended October 31, 2005 (a)
(all amounts in thousands)

Investment Income:
Interest	$261
Dividends (net of withholding taxes on foreign dividends of $309)	7,644
Income from loaned securities–net	34
7,939
Expenses:
Management and advisory fees	3,003
Distribution and service fees:
Class A	222
Transfer agent fees:
Class A	1
Class I	1
Printing and shareholder reports	1
Custody fees	245
Administration fees	56
Legal fees	16
Audit fees	22
Trustees fees	10
Registration fees:
Class A	8
Class I	21
Other	3
Total expenses	3,609
Net Investment Income (Loss)	4,330
Net Realized Gain (Loss) from:
Investment securities	460
Foreign currency transactions	(260)
200
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	27,280
Translation of assets and liabilities denominated in foreign currencies	(7)
27,273
Net Gain (Loss) on Investment Securities and Foreign Currency Transactions	27,473
Net Increase (Decrease) in Net Assets Resulting from Operations	$31,803

(a)  TA IDEX Marsico International Growth (the "Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Marsico International Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$4,330
Net realized gain (loss) from investment securities and foreign currency transactions	200
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	27,273
31,803
Distributions to Shareholders:
From net investment income:
Class I	(573)
(573)
Capital Share Transactions:
Proceeds from shares sold:
Class A	105,209
Class I	257,482
362,691
Dividends and distributions reinvested:
Class I	573
573
363,264
Net increase (decrease) in net assets	394,494
Net Assets:
Beginning of period	–
End of period	$394,494
Undistributed Net Investment Income (Loss)	$3,283

October 31, 2005 (a)
Share Activity:
Shares issued:
Class A	10,171
Class I	25,305
35,476
Shares issued–reinvested from distributions:
Class I	56
56
Net increase (decrease) in shares outstanding:
Class A	10,171
Class I	25,361
35,532

(a)  TA IDEX Marsico International Growth (the "Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Marsico International Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout the period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.51	$0.11	$0.47	$0.58	$–	$–	$–	$11.09
Class I	10/31/2005	10.00	0.16	0.99	1.15	(0.04)	–	(0.04)	11.11

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	5.52%	$112,802	1.54%	1.54%	1.50%	145%
Class I	10/31/2005	11.49	281,692	1.18	1.18	1.52	145

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Marsico International Growth ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 01, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Marsico International Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TA IDEX Marsico International Growth (the "Fund") began operations on November 8, 2004.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, Class A and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. The initial sales charge currently is waived as this Fund is available for investment only by certain strategic asset allocation funds. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Class I shares are offered for investment to the asset allocation funds of AEGON/Transamerica Series Trust (ATST).

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $15, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Marsico International Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at October 31, 2005.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the period from inception through October 31, 2005, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$3,900	0.99%
TA IDEX Asset Allocation– Growth Portfolio	35,594	9.02%
TA IDEX Asset Allocation– Moderate Growth Portfolio	44,490	11.28%
TA IDEX Asset Allocation– Moderate Portfolio	28,789	7.30%
Asset Allocation–Conservative Portfolio	14,274	3.62%
Asset Allocation–Growth Portfolio	76,832	19.48%
Asset Allocation–Moderate Growth Portfolio	133,000	33.71%
Asset Allocation–Moderate Portfolio	57,615	14.60%
Total	$394,494	100.00%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

1.06% of the first $300 million of ANA
1.01% of the next $100 million of ANA
0.96% of the next $600 million of ANA
0.91% of ANA over $1 billion

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Marsico International Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated annual limit:

From November 8, 2004 through May 27, 2005:

1.31% Expense Limit (including 12b-1 fees)

From May 28, 2005 on:

1.31% Expense Limit (excluding 12b-1 fees)

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the period from inception through October 31, 2005. There were no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS less than $1 for the period from inception through October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. At October 31, 2005, there were no invested plan amounts.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception through October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$743,268
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	388,256
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(2)
Undistributed net investment income (loss)	(474)
Undistributed net realized gain (loss) from investment securities	476

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 was as follows:

2005 Distributions paid from:
Ordinary Income	$573
Long-term capital gain	–

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Marsico International Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$5,663
Undistributed Long-term Capital Gains	$120
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$25,449	*

* Amount includes unrealized gain/loss from foreign currency.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$399,236
Unrealized Appreciation	$35,216
Unrealized (Depreciation)	(9,760)
Net Unrealized Appreciation (Depreciation)	$25,456

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Marsico International Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Marsico International Growth (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations , the changes in its net assets and the financial highlights for the period November 8, 2004 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Marsico International Growth (unaudited)

A discussion regarding the basis of Transamerica IDEX Mutual Funds' Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX Marsico International Growth

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $6,504 as qualified dividend income.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX Mercury Large Cap Value

MARKET ENVIRONMENT

Most of the major U.S. equity market indexes posted modest gains between March 1, 2005, TA IDEX Mercury Large Cap Value's date of inception, and October 31, 2005. Large-cap growth stocks outperformed their large-cap value counterparts during the same period, with the Russell 1000 Growth Index rising 3.62%, while the Russell 1000 Value Index ("Russell 1000 Value") was up 1.53%.

The recurring themes in the market environment during the period were rising short-term interest rates and higher energy prices. The Federal Reserve Board ("Fed") raised the target federal funds from 2.50% to 3.75% in five increments of 25 basis points (.25%). (The Fed subsequently approved another 25 basis-point increase on November 1.) In addition, oil prices rose to record levels above $70.00 per barrel in September in response to the damage that Hurricane Katrina caused to several key refineries along the U.S. Gulf coast. Even before this catastrophic disaster occurred, an extended period of rising energy prices had been fueled by the limited ability of Organization of the Petroleum Exporting Countries ("OPEC") to increase output; inadequate oil refining and natural gas drilling capacity in the U.S.; and growing demand in Asia, particularly from China and India. Energy prices fell in mid to late October as some of the damaged Gulf coast refineries resumed operations and demand declined somewhat.

We believe that a slowdown in the overall economic growth pattern in the U.S. most likely has begun. The equity market may not have fully discounted that yet and, therefore, remains at some risk within this longer-term trading range. The inflation scare could continue until it is clear that the economy is slowing and the Fed has some visibility to discontinue the short-term interest rate increases once inflationary expectations subside.

Stock prices have moved up somewhat after reaching oversold levels. We will see if there is any sustainability to the advance, but we believe that the higher interest rates on the long end of the yield curve, as well as on the short end, and continued hawkish talk on the part of the Fed will prevent equities from moving significantly higher.

PERFORMANCE

For the period from inception March 1, 2005 to October 31, 2005, TA IDEX Mercury Large Cap Value, Class A returned 2.80%. By comparison its benchmark, the Russell 1000 Value returned 1.53%.

STRATEGY REVIEW

The portfolio outperformed its benchmark, the Russell 1000 Value, for the period. Stock selection in financials (Lehman Brothers Holdings Inc., Prudential Financial, Inc.) enhanced the comparative performance. The relative return also benefited from effective security selection in energy: (Sunoco, Inc., Burlington Resources Inc. and Valero Energy Corporation); healthcare: (AmerisourceBergen Corporation and CIGNA Corporation); consumer discretionary: (Nordstrom, Inc. and MGM Mirage); and materials: (Phelps Dodge Corporation). Overweight positions in information technology ("IT") and energy also had a positive impact on the performance versus the benchmark. Conversely, stock selection in IT (QLogic Corporation, VeriSign, Inc.) slightly detracted from the comparative performance. The relative return also was hindered by an overweight position in healthcare, and underweights in the consumer staples, financial and utility sectors.

For some time now, the portfolio's pro-cyclical bias has benefited performance, so we maintain this strategy. At the end of the fiscal year, the portfolio was overweight versus the benchmark in IT, energy and healthcare, and had underweights in the financial, telecommunication services, utility, consumer staples, and industrial sectors.

Robert C. Doll, Jr., CFA

Fund Manager
Mercury Advisors

This Fund is only available for investment by the Asset Allocation Portfolios.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Mercury Large Cap Value

Comparison of change in value of $10,000 investment in TA IDEX Mercury Large Cap Value (the "Fund") and its comparative index.

Total Return for Period Ended 10/31/05

	From Inception	Inception Date
Fund (NAV)	2.80%	3/1/05
Russell 1000 Value[1]	1.53%	3/1/05

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Mercury Large Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transactional costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,104.20	1.25%	$6.63
Hypothetical (b)	1,000.00	1,018.90	1.25	6.36

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Mercury Large Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.7%)
Aerospace (2.9%)
Goodrich Corp.	75,000	$2,705
Lockheed Martin Corp.	50,000	3,028
Northrop Grumman Corp.	81,000	4,346
Apparel & Accessory Stores (1.6%)
American Eagle Outfitters	110,000	2,590
Nordstrom, Inc.	90,000	3,118
Automotive (0.2%)
Ford Motor Co.	66,000	549
Automotive Dealers & Service Stations (0.8%)
AutoNation, Inc. ‡	143,000	2,843
Business Credit Institutions (0.3%)
CIT Group, Inc.	22,000	1,006
Chemicals & Allied Products (1.1%)
Eastman Chemical Co.	71,000	3,746
Commercial Banks (3.0%)
Bank of America Corp.	75,000	3,280
Citigroup, Inc.	148,000	6,775
JP Morgan Chase & Co.	13,000	476
Communication (1.6%)
Viacom, Inc.–Class B	178,000	5,513
Communications Equipment (2.2%)
Motorola, Inc.	196,000	4,343
Scientific-Atlanta, Inc.	94,000	3,331
Computer & Data Processing Services (5.6%)
Checkfree Corp. ‡†	87,000	3,697
Compuware Corp. ‡	450,000	3,641
Fair Isaac Corp.	76,000	3,174
McAfee, Inc. ‡	47,000	1,411
NCR Corp. ‡	26,000	786
Oracle Corp. ‡	236,000	2,992
Sabre Holdings Corp.	141,000	2,754
Sybase, Inc. ‡	53,000	1,179
Computer & Office Equipment (3.3%)
Apple Computer, Inc. ‡	60,000	3,455
Hewlett-Packard Co.	288,000	8,076
Department Stores (2.4%)
Federated Department Stores, Inc.	68,000	4,173
JC Penney Co., Inc.	79,000	4,045
Electric Services (1.7%)
American Electric Power Co., Inc.	106,000	4,024
CMS Energy Corp. ‡†	5,000	75
Edison International	19,000	831
Northeast Utilities	62,000	1,128

	Shares	Value
Electrical Goods (0.9%)
Avnet, Inc. ‡†	139,000	$3,204
Electronic & Other Electric Equipment (0.6%)
Energizer Holdings, Inc. ‡†	45,000	2,272
Electronic Components & Accessories (1.6%)
Intersil Corp.–Class A	90,000	2,048
QLogic Corp. ‡	92,000	2,775
Solectron Corp. ‡	208,000	734
Food & Kindred Products (0.2%)
Archer-Daniels-Midland Co.	24,000	585
Health Services (1.8%)
Caremark Rx, Inc. ‡	70,000	3,668
HCA, Inc.	56,000	2,699
Industrial Machinery & Equipment (0.2%)
Cooper Cameron Corp. ‡	8,000	590
Instruments & Related Products (2.2%)
Agilent Technologies, Inc. ‡	104,000	3,329
Raytheon Co.	49,000	1,811
Rockwell Automation, Inc.	48,000	2,551
Insurance (14.4%)
Aetna, Inc.	42,000	3,720
Allstate Corp. (The)	103,000	5,437
American Financial Group, Inc.	53,000	1,812
Chubb Corp.	48,000	4,463
Cigna Corp.	39,000	4,519
Loews Corp.	43,000	3,998
MGIC Investment Corp.	48,000	2,844
PMI Group, Inc. (The)	97,000	3,868
Principal Financial Group	86,000	4,268
Progressive Corp. (The)	31,000	3,590
SAFECO Corp.	69,000	3,843
St. Paul Travelers Cos., Inc. (The)	114,000	5,133
UnumProvident Corp.	140,000	2,841
Insurance Agents, Brokers & Service (1.3%)
Hartford Financial Services Group, Inc. (The)	57,000	4,546
Iron & Steel Foundries (0.8%)
Precision Castparts Corp.	61,000	2,889
Life Insurance (4.3%)
Lincoln National Corp.	79,000	3,998
Metlife, Inc.	96,000	4,743
Nationwide Financial Services–Class A	14,000	565
Prudential Financial, Inc.	77,000	5,605
Metal Mining (1.0%)
Phelps Dodge Corp.	29,000	3,494

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Mercury Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Mortgage Bankers & Brokers (1.0%)
Countrywide Financial Corp.	110,000	$3,495
Oil & Gas Extraction (8.4%)
Anadarko Petroleum Corp.	52,000	4,717
Apache Corp.	71,000	4,532
Burlington Resources, Inc.	73,000	5,272
Devon Energy Corp.	85,000	5,132
Kerr-McGee Corp.	48,000	4,082
Occidental Petroleum Corp.	70,000	5,522
Petroleum Refining (15.7%)
Amerada Hess Corp.	33,000	4,128
Chevron Corp.	66,000	3,767
ConocoPhillips	137,000	8,957
Exxon Mobil Corp.	423,000	23,747
Marathon Oil Corp.	79,000	4,753
Sunoco, Inc.	51,000	3,800
Valero Energy Corp.	52,000	5,472
Pharmaceuticals (10.2%)
AmerisourceBergen Corp. †	53,000	4,042
Cardinal Health, Inc.	40,000	2,500
Invitrogen Corp. ‡†*	41,000	2,607
McKesson Corp.	55,000	2,499
Medco Health Solutions, Inc. ‡	64,000	3,616
Merck & Co., Inc.	219,000	6,180
Pfizer, Inc.	559,000	12,153
Watson Pharmaceuticals, Inc. ‡	53,000	1,832
Primary Metal Industries (1.1%)
Nucor Corp.	64,000	3,830
Railroads (0.7%)
CSX Corp.	50,000	2,291
Residential Building Construction (1.6%)
Lennar Corp.–Class A	53,000	2,946
Ryland Group, Inc.	41,000	2,759
Savings Institutions (1.2%)
Astoria Financial Corp.	16,000	447
Washington Mutual, Inc.	96,000	3,802
Security & Commodity Brokers (3.4%)
Goldman Sachs Group, Inc. (The)	50,000	6,319
Lehman Brothers Holdings, Inc. †	45,000	5,385
Telecommunications (0.4%)
Qwest Communications International ‡	328,000	1,430
Total Common Stocks (cost: $327,734)		347,546

	Principal	Value
SECURITY LENDING COLLATERAL (4.5%)
Debt (4.2%)
Bank Notes (0.3%)
Bank of America
3.81%, due 06/07/2006 *	$441	$441
3.81%, due 08/10/2006 *	437	437
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	88	88
Certificates Of Deposit (0.3%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	350	350
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	278	278
Rabobank Nederland 4.03%, due 05/31/2006 *	437	437
Commercial Paper (0.9%)
Ciesco LLC 4.00%, due 11/03/2005	437	437
General Electric Capital Corp. 3.96%, due 12/05/2005	350	350
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	349	349
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	346	346
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	263	263
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	260	260
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	263	263
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	436 435	436 435
Euro Dollar Overnight (1.0%)
Bank of Montreal 3.79%, due 11/01/2005	262	262
Barclays 3.80%, due 11/04/2005	350	350
BNP Paribas 3.83%, due 11/02/2005	525	525
Deutsche Bank 3.80%, due 11/02/2005	875	875
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	262	262
Royal Bank of Scotland 3.76%, due 11/01/2005	350	350

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Mercury Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
Svenska Handlesbanken 4.03%, due 11/01/2005	$451	$451
UBS AG 3.80%, due 11/03/2005	350	350
Euro Dollar Terms (0.3%)
Royal Bank of Scotland 4.00%, due 12/12/2005	350	350
UBS AG 4.02%, due 12/01/2005	350	350
Wells Fargo 3.96%, due 11/14/2005	525	525
Promissory Notes (0.1%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	367	367
Repurchase Agreements (1.3%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $596 on 11/01/2005	596	596
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $1,487 on 11/01/2005	1,487	1,487
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $41 on 11/01/2005	41	41

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $1,750 on 11/01/2005	$1,750	$1,750
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $525 on 11/01/2005	525	525
	Shares	Value
Investment Companies (0.3%)
Money Market Funds (0.3%)
American Beacon Fund 1-day yield of 3.81%	377,230	$377
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	349,956	350
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	54,512	55
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	346,088	346
Total Security Lending Collateral (cost: $15,714)		15,714
Total Investment Securities (cost: $343,448)		$363,260
SUMMARY:
Investment securities, at value	104.2%	$363,260
Liabilities in excess of other assets	(4.2)%	(14,678)
Net assets	100.0%	$348,582

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $15,207.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $4,487, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $1,481 or 0.4% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Mercury Large Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $343,448) (including securities loaned of $15,207)	$363,260
Cash	1,922
Receivables:
Investment securities sold	3,078
Shares of beneficial interest sold	429
Interest	5
Dividends	210
368,904
Liabilities:
Investment securities purchased	4,224
Accounts payable and accrued liabilities:
Management and advisory fees	231
Distribution and service fees	102
Administration fees	6
Payable for collateral for securities on loan	15,714
Other	45
20,322
Net Assets	$348,582
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$330,687
Undistributed net investment income (loss)	221
Accumulated net realized gain (loss) from investment securities	(2,138)
Net unrealized appreciation (depreciation) on investment securities	19,812
Net Assets	$348,582
Shares Outstanding	33,898
Net Asset Value and Offering Price Per Share	$10.28

STATEMENT OF OPERATIONS
For the period ended October 31, 2005 (a)
(all amounts in thousands)

Investment Income:
Interest	$74
Dividends	2,317
Income from loaned securities–net	15
2,406
Expenses:
Management and advisory fees	1,561
Distribution and service fees	687
Transfer agent fees	1
Printing and shareholder reports	1
Custody fees	26
Administration fees	39
Legal fees	13
Audit fees	15
Trustees fees	8
Registration fees	26
Other	3
Net expenses	2,380
Net Investment Income (Loss)	26
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	(2,138)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	19,812
Net Gain (Loss) on Investment Securities	17,674
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,700

(a)  Commenced operations on March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Mercury Large Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$26
Net realized gain (loss) from investment securities	(2,138)
Net unrealized appreciation (depreciation) on investment securities	19,812
17,700
Capital Share Transactions:
Proceeds from shares sold	330,882
330,882
Net increase (decrease) in net assets	348,582
Net Assets:
Beginning of period	–
End of period	$348,582
Undistributed Net Investment Income (Loss)	$221
Share Activity:
Shares issued	33,898
33,898
Net increase (decrease) in shares outstanding	33,898
33,898

(a) Commenced operations on March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Mercury Large Cap Value

FINANCIAL HIGHLIGHTS

	For a share of beneficial interest outstanding throughout the period
	Net Asset	Investment Operations				Distributions			Net Asset
For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
10/31/2005	$10.00	$–	(h)	$0.28	$0.28	$–	$–	$–	$10.28

		Ratios/Supplemental Data
For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
10/31/2005	2.80%	$348,582	1.21%	1.21%	0.01%	49%

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Mercury Large Cap Value ("the Fund") commenced operations on March 1, 2005.

(h)  Rounds to less than 0.01% per share.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TA IDEX Mercury Large Cap Value (the "Fund") began operations on March 1, 2005.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The initial sales charge currently is waived as this Fund is available for investment only by certain strategic asset allocation funds.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $6, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the period from inception through October 31, 2005, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule represents the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Growth Portfolio	$154,307	44.27%
TA IDEX Asset Allocation– Moderate Growth Portfolio	193,646	55.55%
Total	$347,953	99.82%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.775% of the next $500 million of ANA
0.75% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated annual limit:

From March 1, 2005 through May 27, 2005:

1.00% Expense Limit (including 12b-1 fees)

From May 28, 2005 on:

1.00% Expense Limit (excluding 12b-1 fees)

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the period from inception through October 31, 2005. There are no amounts subject to recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $1 for the period from inception through October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. At October 31, 2005, there were no invested plan amounts.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception through October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$469,334
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	139,462
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and net operating losses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(195)
Undistributed net investment income (loss)	195

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Mercury Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available Through
$2,099	October 31, 2013

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$221
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(2,099)
Net Unrealized Appreciation (Depreciation)	$19,773

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$343,487
Unrealized Appreciation	$31,282
Unrealized (Depreciation)	(11,509)
Net Unrealized Appreciation (Depreciation)	$19,773

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Mercury Large Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Mercury Large Cap Value (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations , the changes in its net assets and the financial highlights for the period March 1, 2005 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Mercury Large Cap Value (unaudited)

A discussion regarding the basis of Transamerica IDEX Mutual Funds' Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX PIMCO Real Return TIPS

MARKET ENVIRONMENT

At the start of the reporting period all fixed income sectors gained, as mortgages, corporates, and emerging market bonds outperformed. In early 2005 the fixed income market gave up prior gains, as bonds lost ground due to volatile interest rates and weakness in the credit markets related to concerns about the financial outlook for General Motors Corporation.

By the middle of the period, bonds rebounded, as risk appetites for credit-sensitive assets revived. The unusual phenomenon of falling longer-dated yields amid a tightening cycle of increasing federal funds, dubbed a "conundrum" by Federal Reserve Board ("Fed") Chairman Alan Greenspan, was driven by: 1) weakness in manufacturing data signaling a potential slow down in the U.S. economy; 2) Asian central banks buying Treasuries to keep their currencies from appreciating versus the U.S. dollar; and 3) demand from U.S. pension funds looking to reduce the mismatch between their assets and liabilities. Towards the end of the twelve month period much of the rebound was given up as Treasury yields trended higher on signs of stronger economic data and a sustained economic expansion.

During the period the yield curve continued to flatten as the Fed continued with its "measured" tightening process, even after hurricanes in the Gulf Coast. Although measures of inflation excluding energy and food remained relatively tame, the Fed still noted inflation pressure as oil prices surged toward $70 a barrel and other commodity prices climbed sharply as well. In this environment the Fed continued to increase the federal funds rate target to 3.75% by the end of the period.

PERFORMANCE

For the year ended October 31, 2005, the TA IDEX PIMCO Real Return TIPS, Class A returned 2.35%. By comparison its benchmark, the Lehman Brothers Global U.S. TIPS Index returned 2.94%.

STRATEGY REVIEW

PIMCO's investment process is based upon a long-term approach, which utilizes both "top-down" and "bottom-up" strategies. Top-down strategies focus on duration, yield curve positioning, volatility and sector rotation while bottom-up strategies drive our security selection process and facilitate the identification and analysis of undervalued securities. As we believe that no single strategy should dominate returns, our Real Return strategy relies on multiple sources of value added in a highly diversified portfolio.

During the twelve month period the portfolio's performance was relatively stable despite a volatile market, as we employed defensive interest-rate and sector strategies together with broad diversification to help preserve value. The portfolio benefited from our tactical portfolio adjustments and holdings in non-Index securities, such as corporates, emerging markets and non U.S. holdings with an emphasis on European bonds.

An overweight on shorter maturity Treasury Inflation Protected securities ("TIPs") was negative for performance as the real yield curve flattened. Above-benchmark duration from TIPs during the period was positive for returns as U.S. real yields fell. Net short positions in nominal bonds were positive for the period as yields rose toward the end of the twelve month period. An emphasis on non-U.S. inflation linked bonds was an additional positive for performance as real yields fell across the globe. Exposure to Eurozone issues added to performance. Eurozone bonds outperformed Treasuries as growth and inflation were higher in the U.S. A small allocation to corporates helped as their higher yields mitigated the impact of rising interest rates. A focus on mortgages in the latter part of the period was negative as this sector was adversely affected by duration extension arising from higher interest rates. An allocation to emerging market bonds was positive for performance as these markets benefited from improving economic fundamentals, continued credit quality upgrades, and spreads tightening to historic lows.

John B. Brynjolfsson, CFA

Fund Manager
Pacific Investment Management Co. LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX PIMCO Real Return TIPS

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	2.35%	4.61%	3/1/03
Class A (POP)	(2.51)%	2.72%	3/1/03
LBGR U.S. TIPS[1]	2.94%	5.05%	3/1/03
Class B (NAV)	1.39%	3.94%	3/1/03
Class B (POP)	(3.49)%	2.88%	3/1/03
Class C (NAV)	1.35%	3.81%	3/1/03
Class C (POP)	0.37%	3.81%	3/1/03
Class I (NAV)	–	3.20%	11/8/04

NOTES

1  The Lehman Brothers Global Real U.S. TIPS (LBGR U.S. TIPS) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund. In addition, this fund invests in derivatives that are subject to the additional risks of inaccurate market predictions, illiquid markets, adverse tax consequences, and leveraging.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX PIMCO Real Return TIPS

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$996.20	1.09%	$5.48
Hypothetical (b)	1,000.00	1,019.71	1.09	5.55
Class B
Actual	1,000.00	992.20	2.02	10.14
Hypothetical (b)	1,000.00	1,015.02	2.02	10.26
Class C
Actual	1,000.00	992.50	1.83	9.19
Hypothetical (b)	1,000.00	1,015.98	1.83	9.30
Class I
Actual	1,000.00	997.90	0.74	3.73
Hypothetical (b)	1,000.00	1,021.48	0.74	3.77

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At October 31, 2005

This chart shows the percentage breakdown by bond type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS (101%)
U.S. Treasury Bond 6.63%, due 02/15/2027		$900	$1,114
U.S. Treasury Inflation Indexed Bond 3.38%, due 01/15/2007		32,349	33,190
3.63%, due 01/15/2008		19,812	20,730
3.88%, due 01/15/2009		52,444	56,128
4.25%, due 01/15/2010		25,677	28,304
0.88%, due 04/15/2010		15,444	14,842
3.50%, due 01/15/2011		31,817	34,464
3.38%, due 01/15/2012		502	547
3.00%, due 07/15/2012		46,962	50,215
1.88%, due 07/15/2013		66,395	66,035
2.00%, due 01/15/2014		60,151	60,318
2.00%, due 07/15/2014		51,463	51,598
1.88%, due 07/15/2015		16,759	16,588
2.38%, due 01/15/2025		43,858	45,638
3.63%, due 04/15/2028		34,966	44,457
3.88%, due 04/15/2029		54,039	71,813
3.38%, due 04/15/2032		1,106	1,414
Total U.S. Government Obligations (cost: $603,165)			597,395
U.S. GOVERNMENT AGENCY OBLIGATIONS (10.1%)
Fannie Mae 3.24%, due 09/07/2006 *		22,600	22,590
3.80%, due 09/21/2006 *		10,500	10,492
Fannie Mae, Series 2003-63, Class FA 4.19%, due 08/25/2034 *		1,132	1,130
Fannie Mae–November TBA 5.00%, due 11/01/2035		9,000	8,660
5.50%, due 11/01/2035		17,100	16,865
Total U.S. Government Agency Obligations (cost: $60,034)			59,737
FOREIGN GOVERNMENT OBLIGATIONS (3.1%)
Canada Government 3.00%, due 12/01/2036	CAD	418	462
French Republic 5.75%, due 10/25/2032	EUR	500	797
Kingdom of Spain 5.75%, due 07/30/2032	EUR	3,600	5,731
Republic of Brazil 8.00%, due 01/15/2018		$527	544
Republic of Germany 6.25%, due 01/04/2030	EUR	3,700	6,174
Russian Federation 5.00%, due 03/31/2030 (a)		$4,200	4,669
Total Foreign Government Obligations (cost: $18,617)			18,377

	Principal	Value
MORTGAGE-BACKED SECURITIES (1.5%)
Ameriquest Mortgage Securities, Inc., Series 2003-1, Class AII 4.45%, due 02/25/2033 *	$8	$8
Bank of America Mortgage Securities, Series 2004-1, Class 5A1 6.50%, due 09/25/2033	160	161
Carrington Mortgage Loan Trust, Series 2005-NC3, Class A1A 4.12%, due 06/25/2035 *	167	167
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-3, Class 1A2 4.33%, due 04/25/2035 *	3,991	3,991
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R2, Class 1AF1–144A 4.38%, due 06/25/2035 *	648	649
Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A2 4.26%, due 06/25/2045 *	2,188	2,184
GSAMP Trust, Series 2004-SEA2, Class A2A 4.33%, due 03/25/2034 *	366	366
Quest Trust, Series 2005-X1, Class A1–144A 4.22%, due 03/25/2035 *	159	159
Residential Asset Mortgage Product, Inc., Series 2004-RS9, Class AII1 4.20%, due 09/25/2013 *	808	809
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-6XS, Class A1 4.16%, due 03/25/2035 *	311	311
Truman Capital Mortgage Loan Trust, Series 2004-1, Class A1–144A 4.38%, due 01/25/2034 *	111	111
Wells Fargo Home Equity Trust, Series 2004-2, Class AIII1 4.20%, due 06/25/2019 *	2	2
Total Mortgage-Backed Securities (cost: $8,923)		8,918
ASSET-BACKED SECURITIES (0.7%)
Equity One ABS, Inc., Series 2004-1, Class AV2 4.34%, due 04/25/2034 *	482	483
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.54%, due 09/25/2035 *	1,666	1,636
Redwood Capital, Ltd., Series 2003-3–144A 7.90%, due 01/09/2006 *§	300	300

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Redwood Capital, Ltd., Series 2003-4–144A 6.35%, due 01/09/2006 *§	$300	$300
Sequoia Mortgage Trust, Series 5, Class A 4.35%, due 10/19/2026 *	533	533
Small Business Administration, Series 2004-P10, Class A 4.50%, due 02/10/2014	1,104	1,078
Total Asset-Backed Securities (cost: $4,383)		4,330
CORPORATE DEBT SECURITIES (4.5%)
Automotive (0.5%)
DaimlerChrysler North America Holding Corp. 4.03%, due 03/07/2007 *	2,800	2,795
Business Credit Institutions (0.4%)
General Electric Capital Corp. 3.80%, due 03/04/2008 *	2,300	2,300
Commercial Banks (0.0%)
Resona Bank, Ltd., Subordinated Note,–144A 5.85%, due 09/15/2049 (b)	200	193
Insurance (0.0%)
Residential Reinsurance, Ltd.–144A 7.35%, due 06/08/2006 *§	300	291
Personal Credit Institutions (2.5%)
Ford Motor Credit Co. 6.88%, due 02/01/2006	1,000	999
4.22%, due 11/16/2006 *	1,700	1,678
4.87%, due 03/21/2007 *	2,900	2,823
General Motors Acceptance Corp. 4.68%, due 05/18/2006 *	1,500	1,491
5.05%, due 01/16/2007 *	4,200	4,142
Toyota Motor Credit Corp. 3.35%, due 09/18/2006 *	3,500	3,500
Revenue-Miscellaneous (0.1%)
New Hampshire Municipal Bond Bank, Series B 5.00%, due 08/15/2013	500	540
Revenue-Tobacco (0.1%)
Tobacco Settlement Financing Corp., RI 6.00%, due 06/01/2023	600	630
Security & Commodity Brokers (0.9%)
Goldman Sachs Group, Inc. 4.30%, due 06/28/2010 *	3,000	3,006
Goldman Sachs Group, Inc., Series E 3.90%, due 08/01/2006 *	2,100	2,101
Total Corporate Debt Securities (cost: $26,481)		26,489

	Shares	Value
PREFERRED STOCKS (0.1%)
Business Credit Institutions (0.1%)
Fannie Mae *	11,600	$635
Total Preferred Stocks (cost: $580)		635
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.1%)
U.S. Treasury Bill
3.33%, due 12/15/2005 #d	$40	$40
3.38%, due 12/15/2005 #d	140	139
3.43%, due 12/15/2005 #d	50	50
3.43%, due 12/15/2005 #d	310	309
3.58%, due 12/15/2005 #d	50	50
Total Short-Term U.S. Government Obligations (cost: $587)		588
COMMERCIAL PAPER (1.3%)
Commercial Banks (1.1%)
CBA (Delaware) Finance, Inc. 4.15%, due 01/31/2006	1,100	1,088
Societe Generale North America, Inc. 4.15%, due 02/01/2006	500	495
UBS Finance Delaware LLC 4.11%, due 02/22/2006	3,000	2,961
Westpac Banking Corp.–144A 4.06%, due 01/17/2006	1,500	1,487
Communication (0.2%)
Viacom, Inc.–144A 4.37%, due 12/02/2005	1,300	1,296
Total Commercial Paper (cost: $7,327)		7,327
Total Investment Securities (cost: $730,097)		$723,796
	Contracts w	Value
WRITTEN OPTIONS (0.0%)
Covered Call Options (0.0%)
U.S. 10 Year Treasury Note Futures	66	$(1)
Call Strike $114.00
Expires 11/22/2005
U.S. 10 Year Treasury Note Futures Call Strike $110.00 Expires 11/22/2005	101	(9)
Put Options (0.0%)
U.S. 10 Year Treasury Note Futures Put Strike $110.00 Expires 11/22/2005	69	(113)
U.S. 10 Year Treasury Note Futures Put Strike $109.00 Expires 11/22/2005	66	(57)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Contracts w	Value
Put Options (continued)
U.S. 10 Year Treasury Note Futures	101	$(13)
Put Strike $107.00
Expires 11/22/2005
Total Written Options (premiums: $91)		(193)
SUMMARY:
Investment securities, at value	122.4%	$723,796
Written options	0.0%	(193)
Liabilities in excess of other assets	(22.4)%	(132,285)
Net Assets	100.0%	$591,318
SWAP AGREEMENTS:

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 4.00% and pay a floating rate based on 6-month EURIBOR (Euro Interbank Offered Rate). Counterparty: Barclays Bank PLC	06/17/10	$5,700	$309
Receive a fixed rate equal to 4.00% and pay a floating rate based on 6-month EURIBOR (Euro Interbank Offered Rate). Counterparty: Citibank N.A.	06/17/10	8,000	403
Receive a floating rate based on 3-month United States Dollar–LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Bank of America, N.A.	12/15/15	16,800	941
Receive a floating rate based on 3-month United States Dollar–LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Goldman Sachs Capital Markets, LP	12/15/15	8,100	401
Receive a floating rate based on 3-month United States Dollar–LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: JP Morgan & Chase	12/15/15	8,400	470
Receive a fixed rate equal to 4.00% and pay a floating rate based on 3-month United States Dollar–LIBOR (London Interbank Offered Rate). Counterparty: UBS AG	12/15/07	3,800	(46)

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 4.00% and pay a floating rate based on 3-month United States Dollar–LIBOR (London Interbank Offered Rate). Counterparty: Goldman Sachs Capital Markets, LP	12/15/07	$3,100	$(38)
Receive a floating rate based on 6-month EURIBOR (Euro Interbank Offered Rate) and pay a fixed rate equal to 4.50%. Counterparty: Goldman Sachs Capital Markets, LP	06/17/15	8,400	113
Receive a fixed rate equal to 2.1025% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Barclays Bank PLC	10/15/10	5,000	2
Receive a fixed rate equal to 2.45% and the Fund will pay to the counterparty at the notional amount in the event of default of General Motors Acceptance Corp., 6.875%, due 8/28/2012 Counterparty: Morgan Stanley Capital, Inc.	09/20/07	600	4
Receive a floating rate based on 3-month United States Dollar–LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Goldman Sachs Capital Markets, LP	12/15/05	4,000	151
Receive a floating rate based on 3-month United States Dollar–LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Morgan Stanley Capital, Inc.	12/15/05	100	4
Total Swap Agreements (premium $2,792)		$72,000	$2,714

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except contract amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Canadian Dollar	(487)	11/21/2005	$(414)	$1
Euro Dollar	(10,287)	11/08/2005	(12,389)	55
			$(12,803)	$56

FUTURES CONTRACTS:
	Contracts	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	125	12/30/2005	$(13,557)	$360
5 Year U.S. Treasury Note	158	12/30/2005	16,731	(358)
Euro-BUND	98	12/12/2005	(14,145)	240
U.S. Treasury Long Bond	13	12/30/2005	(1,456)	15
			$(12,427)	$257

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

(a)  Russian Federation has a coupon rate of 5.00% until 03/31/2007, thereafter the coupon rate will become 7.50%.

§  Security is deemed to be illiquid.

(b)  Resona Bank, Ltd–144A has a coupon rate of 5.85% until 04/15/2016, thereafter the coupon rate will reset quarterly at the 3 Month LIBOR (London Interbank Offer Rate) plus 277 BP.

#  At October 31, 2005, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2005, is $129.

w  Contract amounts are not in thousands.

d  At October 31, 2005, all or a portion of this security is segregated with the custodian to cover margin requirements for open future contracts. The value of all securities segregated at October 31, 2005, is $319.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $4,786 or 0.8% of the net assets of the Fund.

CAD  Canadian dollar

EUR  Euro

TBA  Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX PIMCO Real Return TIPS

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $730,097)	$723,796
Cash	2,117
Foreign currencies (cost: $796)	793
Receivables:
Investment securities sold	14,371
Shares of beneficial interest sold	109
Interest	4,932
Unrealized appreciation on forward currency contracts	56
Other	8
746,182
Liabilities:
Investment securities purchased	153,760
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	4
Management and advisory fees	337
Income due from swap contracts	302
Distribution and service fees	98
Transfer agent fees	2
Administration fees	10
Variation margin	14
Written options (premiums $91)	193
Swap agreements at value (premiums $2,792)	78
Other	66
154,864
Net Assets	$591,318
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	597,789
Undistributed net investment income (loss)	116
Accumulated net realized gain (loss) from investment securities, futures contracts, written options, swaps and foreign currency transactions	(3,184)
Net unrealized appreciation (depreciation) on:
Investment securities	(6,301)
Futures contracts	257
Written option contracts	(102)
Swap agreements	2,714
Translation of assets and liabilites denominated in foreign currencies	29
Net Assets	$591,318
Net Assets by Class:
Class A	$277,289
Class B	9,896
Class C	8,167
Class I	295,966
Shares Outstanding:
Class A	27,113
Class B	973
Class C	807
Class I	28,875
Net Asset Value Per Share:
Class A	$10.23
Class B	10.17
Class C	10.13
Class I	10.25
Maximum Offering Price Per Share (a):
Class A	$10.74

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$23,651
Dividends	35
23,686
Expenses:
Management and advisory fees	3,856
Distribution and service fees:
Class A	1,050
Class B	90
Class C	78
Transfer agent fees:
Class A	13
Class B	13
Class C	9
Printing and shareholder reports	2
Custody fees	91
Administration fees	110
Legal fees	38
Audit fees	27
Trustees fees	26
Registration fees:
Class A	33
Class B	12
Class C	16
Class I	10
Other	6
Total expenses	5,480
Net Investment Income (Loss)	18,206
Net Realized Gain (Loss) from:
Investment securities	(735)
Futures contracts	886
Written option contracts	366
Swap agreements	(2,871)
Foreign currency transactions	1,088
(1,266)
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(8,368)
Futures contracts	52
Written option contracts	(137)
Swap agreements	4,371
Translation of assets and liabilities denominated in foreign currencies	25
(4,057)
Net Gain (Loss) on Investment Securities, Futures Contracts, Written Options, Swaps and Foreign Currency Transactions	(5,323)
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,883

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX PIMCO Real Return TIPS

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$18,206	$400
Net realized gain (loss) from investment securities, futures contracts, written options, swaps and foreign currency transactions	(1,266)	16,577
Net unrealized appreciation (depreciation) on investment securities, futures contracts, written options, swaps and foreign currency translation	(4,057)	605
	12,883	17,582
Distributions to Shareholders:
From net investment income:
Class A	(8,833)	(392)
Class B	(210)	(6)
Class C	(186)	(6)
Class I	(9,545)	–
	(18,774)	(404)
From net realized gains:
Class A	(5,455)	(8,780)
Class B	(127)	(216)
Class C	(109)	(183)
Class C2	–	(12)
Class M	–	(20)
Class I	(3,816)	–
	(9,507)	(9,211)
Capital Share Transactions:
Proceeds from shares sold:
Class A	18,211	281,364
Class B	5,708	5,292
Class C	4,853	4,790
Class C2	–	59
Class M	–	345
Class I	289,761	–
	318,533	291,850
Dividends and distributions reinvested:
Class A	14,233	9,143
Class B	255	169
Class C	178	123
Class C2	–	11
Class M	–	20
Class I	13,361	–
	28,027	9,466
Cost of shares redeemed:
Class A	(77,637)	(4,390)
Class B	(3,323)	(1,311)
Class C	(3,263)	(2,691)
Class C2	–	(99)
Class M	–	(59)
	(84,223)	(8,550)
Class level exchanges:
Class C	–	1,062
Class C2	–	(302)
Class M	–	(760)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$1	$–
Class B	(1)	–
	–	–
	262,337	292,766
Net increase (decrease) in net assets	246,939	300,733
Net Assets:
Beginning of year	344,379	43,646
End of year	$591,318	$344,379
Undistributed Net Investment Income (Loss)	$116	$131
Share Activity:
Shares issued:
Class A	1,743	27,408
Class B	550	514
Class C	471	470
Class C2	–	6
Class M	–	35
Class I	27,591	–
	30,355	28,433
Shares issued–reinvested from distributions:
Class A	1,368	908
Class B	24	17
Class C	18	12
Class C2	–	1
Class M	–	2
Class I	1,284	–
	2,694	940
Shares redeemed:
Class A	(7,502)	(428)
Class B	(321)	(128)
Class C	(317)	(263)
Class C2	–	(10)
Class M	–	(6)
	(8,140)	(835)
Class level exchanges:
Class C	–	104
Class C2	–	(30)
Class M	–	(74)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(4,391)	27,888
Class B	253	403
Class C	172	323
Class C2	–	(33)
Class M	–	(43)
Class I	28,875	–
	24,909	28,538

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX PIMCO Real Return TIPS

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.48	$0.30	$(0.06)	$0.24	$(0.32)	$(0.17)	$(0.49)	$10.23
	10/31/2004	10.10	0.02	0.76	0.78	(0.02)	(0.38)	(0.40)	10.48
	10/31/2003	10.00	0.14	0.07	0.21	(0.11)	–	(0.11)	10.10
Class B	10/31/2005	10.42	0.23	(0.09)	0.14	(0.22)	(0.17)	(0.39)	10.17
	10/31/2004	10.08	(0.02)	0.75	0.73	(0.01)	(0.38)	(0.39)	10.42
	10/31/2003	10.00	0.09	0.08	0.17	(0.09)	–	(0.09)	10.08
Class C	10/31/2005	10.39	0.23	(0.09)	0.14	(0.23)	(0.17)	(0.40)	10.13
	10/31/2004	10.08	(0.06)	0.76	0.70	(0.01)	(0.38)	(0.39)	10.39
	10/31/2003	10.00	0.09	0.08	0.17	(0.09)	–	(0.09)	10.08
Class I	10/31/2005	10.45	0.37	(0.04)	0.33	(0.36)	(0.17)	(0.53)	10.25

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	2.35%	$277,289	1.10%	1.10%	2.89%	662%
	10/31/2004	7.94	330,282	1.15	1.15	0.20	1,438
	10/31/2003	2.09	36,531	1.65	2.03	2.07	480
Class B	10/31/2005	1.39	9,896	2.00	2.00	2.26	662
	10/31/2004	7.51	7,496	1.51	1.51	(0.20)	1,438
	10/31/2003	1.72	3,194	2.30	2.68	1.42	480
Class C	10/31/2005	1.35	8,167	2.04	2.04	2.22	662
	10/31/2004	7.20	6,601	1.87	1.87	(0.52)	1,438
	10/31/2003	1.72	3,148	2.30	2.68	1.42	480
Class I	10/31/2005	3.20	295,966	0.73	0.73	3.60	662

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  Commenced operations on March 1, 2003. The inception date of the Fund's offering of share Class I was November 8, 2004.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX PIMCO Real Return TIPS (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is "non-diversified" under the 1940 Act.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income , non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general common expenses.

Class I shares are offered for investment to the asset allocation funds of AEGON/Transamerica Series Trust (ATST).

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2005, are listed in the Schedule of Investments.

Swap agreements: The Fund may enter into swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay/receive interest in exchange for a market-linked return, both based on notional amounts. Credit default swaps involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party.

Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain or loss on the Statement of Operations.

Open swap agreements at October 31, 2005, are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amount of open futures contracts at October 31, 2005, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

Transactions in written options were as follows:

	Premium	Contracts*
Beginning Balance October 31, 2004	$24	100
Sales	392	1,608
Closing Buys	–	–
Expirations	(325)	(1,305)
Exercised	–	–
Balance at October 31, 2005	$91	403

*  Contracts not in thousands

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Swaptions contracts: The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current value of the swaption. Changes in the value of the swaption are reported as Unrealized gains or losses in written options in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from written options. The difference between the premium and the amount paid on affecting a closing purchase transaction is treated as a realized gain or loss.

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Beginning Balance October 31, 2004	$41	4,800
Sales	–	–
Closing Buys	–	–
Expirations	(41)	(4,800)
Exercised	–	–
Balance at October 31, 2005	$–	–

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$41,983	7.10%
TA IDEX Asset Allocation– Moderate Growth Portfolio	99,893	16.89%
TA IDEX Asset Allocation– Moderate Portfolio	126,884	21.46%
Asset Allocation–Conservative Portfolio	61,660	10.43%
Asset Allocation–Moderate Growth Portfolio	102,482	17.33%
Asset Allocation–Moderate Portfolio	131,827	22.29%
Total	$564,729	95.50%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2004 to December 31, 2004:

0.70% of ANA

From January 1, 2005 on:

0.70% of the first $250 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.30% Expense Limit–Classes A, B and C
1.00% Expense Limit–Class I

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$287
Retained by Underwriter	19
Contingent Deferred Sales Charge	35

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $34 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $8.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:

Long-Term	$74,501
U.S. Government	4,524,455

Proceeds from maturities and sales of securities:

Long-Term	34,947
U.S. Government	4,237,451

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, swap reclass, futures, options and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed net investment income (loss)	$553
Accumulated net realized gain (loss) from investment securities	(553)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$9,606
Long-term Capital Gain	9
2005 Distributions paid from:
Ordinary Income	28,048
Long-term Capital Gain	233

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX PIMCO Real Return TIPS

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$116
Undistributed Long-term Capital Gains	$278
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$(6,895	)*

*  Amount includes unrealized appreciation (depreciation) from derivative instruments, foreign currency translation and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$733,590
Unrealized Appreciation	$–
Unrealized (Depreciation)	(9,794)
Net Unrealized Appreciation (Depreciation)	$(9,794)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENT (unaudited)

Effective November 7, 2005, the Expense Limit for the Fund's Class I shares is 1.30%.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX PIMCO Real Return TIPS

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX PIMCO Real Return TIPS (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX PIMCO Real Return TIPS

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $35 as qualified dividend income.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $233 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

17

TA IDEX PIMCO Total Return

MARKET ENVIRONMENT

At the start of the reporting period all fixed income sectors gained, as mortgages, corporates, and emerging market bonds outperformed. In early 2005, the fixed income market gave up prior gains, as bonds lost ground due to volatile interest rates and weakness in the credit markets related to concerns about the financial outlook for General Motors Corporation.

By mid-year of the period, bonds rebounded, as risk appetites for credit-sensitive assets revived. The unusual phenomenon of falling longer-dated yields amid a tightening cycle of increasing federal funds, dubbed a "conundrum" by Federal Reserve Board ("Fed") Chairman Alan Greenspan, was driven by: 1) weakness in manufacturing data signaling a potential slow down in the U.S. economy; 2) Asian central banks buying Treasuries to keep their currencies from appreciating versus the U.S. dollar; and 3) demand from U.S. pension funds looking to reduce the mismatch between their assets and liabilities. Towards the end of the twelve-month period, much of the rebound was given up as Treasury yields trended higher on signs of stronger economic data and a sustained economic expansion.

During the period the yield curve continued to flatten as the Fed continued with its "measured" tightening process, even after hurricanes in the Gulf Coast. Although measures of inflation excluding energy and food remained relatively tame, the Fed still noted inflation pressure as oil prices surged toward $70 a barrel and other commodity prices climbed sharply as well. In this environment the Fed continued to increase the federal funds rate target to 3.75% by the end of the period.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX PIMCO Total Return, Class A returned 0.86%. By comparison its benchmark, the Lehman Brothers Aggregate Bond Index ("LBAB") returned 1.13%.

STRATEGY REVIEW

PIMCO's investment process is based upon a long-term approach, which utilizes both "top-down" and "bottom-up" strategies. Top-down strategies focus on duration, yield curve positioning, volatility and sector rotation while bottom-up strategies drive our security selection process and facilitate the identification and analysis of undervalued securities. As we believe that no single strategy should dominate returns, our Total Return strategy relies on multiple sources of value added in a highly diversified portfolio.

During the twelve month period the portfolio's performance was relatively stable despite a volatile market, as we employed defensive interest-rate and sector strategies together with broad diversification to help preserve value. We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at AA or higher quality during the reporting period.

The portfolio benefited from our tactical adjustments and holdings in non-Index securities, which more than offset the negative impact of an underweight in the strong-performing corporate sector. During the period, we felt that core bond securities (those contained in the LBAB) presented limited buying opportunities due to their rich valuation relative to Treasuries. Therefore, we focused on securities not contained in the LBAB, such as emerging markets and non U.S. holdings with an emphasis on European bonds.

In this environment, tactical moves with the portfolio's duration around the LBAB were neutral given the interest rate volatility during the year. Our exposure to select securities with short-term maturities also added value during the reporting period, as these yields rose less than the markets expected when the Fed raised short-term interest rates. In this environment, underweighting corporates hurt returns as investors anxious to boost yield were drawn to these assets, although security selection added to returns. Within the mortgage sector security selection added to returns. An allocation to European bonds helped returns as yields fell, as prospects for weaker growth than in the U.S. supported these markets. A tactical allocation to Treasury Inflation Protected securities (TIPs) outperformed U.S. Treasury securities over the period. Holdings of municipal bonds helped returns as retail and insurance company demand remained strong. Exposure to emerging market issues was a strong positive as these markets benefited from improving economic fundamentals, continued credit quality upgrades and spreads tightening to historic lows.

William H. Gross, CFA

Mohamed El-Erian, PhD

Co- Fund Managers
Pacific Investment Management Co. LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	0.86%	4.25%	3/1/02
Class A (POP)	(3.93)%	2.88%	3/1/02
LBAB[1]	1.13%	4.82%	3/1/02
Class B (NAV)	0.07%	3.58%	3/1/02
Class B (POP)	(4.79)%	3.08%	3/1/02
Class C (NAV)	0.00%*	2.86%	11/11/02
Class C (POP)	(0.97)%	2.86%	11/11/02

NOTES

1  The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.fund-sp.com.

*  Rounds to less than 0.01%.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$998.60	1.19%	$5.99
Hypothetical (b)	1,000.00	1,019.21	1.19	6.06
Class B
Actual	1,000.00	994.10	2.19	11.01
Hypothetical (b)	1,000.00	1,014.17	2.19	11.12
Class C
Actual	1,000.00	994.70	2.07	10.41
Hypothetical (b)	1,000.00	1,014.77	2.07	10.51

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Type
At October 31, 2005

This chart shows the percentage breakdown by bond type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (11.8%)
U.S. Treasury Bond
8.75%, due 05/15/2017	$1,313	$1,783
7.88%, due 02/15/2021	200	266
8.13%, due 05/15/2021	600	816
8.00%, due 11/15/2021	2,000	2,705
6.00%, due 02/15/2026	530	609
5.25%, due 02/15/2029	500	530
U.S. Treasury Inflation Indexed Bond 1.88%, due 07/15/2013 2.00%, due 07/15/2014 1.88%, due 07/15/2015 2.38%, due 01/15/2025	160 521 2,423 375	160 522 2,398 390
U.S. Treasury Note 3.50%, due 02/15/2010 3.88%, due 09/15/2010 4.25%, due 08/15/2013 4.13%, due 05/15/2015	2,000 160 5,200 1,300	1,925 156 5,100 1,255
Total U.S. Government Obligations (cost: $18,994)		18,615
U.S. GOVERNMENT AGENCY OBLIGATIONS (44.5%)
Fannie Mae 5.50%, due 07/01/2016 5.50%, due 12/01/2016 5.50%, due 01/01/2017 5.50%, due 02/01/2017 5.50%, due 05/01/2017 5.00%, due 11/01/2017 5.00%, due 02/01/2018 5.00%, due 03/01/2018 5.00%, due 05/01/2018 5.00%, due 06/01/2018 5.00%, due 08/01/2018 5.00%, due 05/01/2019 5.00%, due 09/01/2019 5.00%, due 10/01/2019 5.00%, due 11/01/2019 5.00%, due 12/01/2019 4.93%, due 01/01/2028 * 5.50%, due 11/01/2032 5.50%, due 01/01/2033 5.16%, due 04/01/2033 * 5.50%, due 04/01/2033 5.50%, due 07/01/2033 5.50%, due 08/01/2033 5.50%, due 11/01/2033 5.50%, due 01/01/2034 5.50%, due 04/01/2034	292 93 110 121 137 799 247 766 47 1,096 211 336 269 497 951 326 136 2,650 801 44 5,546 228 260 55 578 5,381	294 94 111 122 138 789 243 756 47 1,082 208 331 266 491 938 321 139 2,620 791 44 5,480 226 256 55 571 5,317

	Principal		Value
5.50%, due 05/01/2034		$3,015	$2,980
5.50%, due 06/01/2034		44	43
5.50%, due 09/01/2034		374	369
5.50%, due 11/01/2034		2,817	2,781
5.50%, due 01/01/2035		4,250	4,195
5.50%, due 02/01/2035		14,412	14,231
5.50%, due 03/01/2035		1,137	1,122
5.50%, due 04/01/2035		1,774	1,750
5.50%, due 05/01/2035		1,835	1,811
5.50%, due 06/01/2035		1,642	1,621
5.50%, due 07/01/2035		743	733
5.50%, due 08/01/2035		658	650
5.50%, due 09/01/2035		649	641
5.00%, due 10/01/2035		7,000	6,738
5.50%, due 10/01/2035		1,859	1,835
5.50%, due 11/01/2035		307	303
Fannie Mae, Series 2003-88 TB 3.00%, due 08/25/2009		76	76
Freddie Mac 6.50%, due 03/15/2029 6.50%, due 04/15/2029		10 20	10 20
Freddie Mac, Series 2572, Class HA 5.00%, due 06/15/2013		85	85
Freddie Mac, Series T-057, Class 1A1 6.50%, due 07/25/2043		58	59
Freddie Mac, Series T-62, Class 1A1 4.07%, due 10/25/2044 *		2,080	2,082
Ginnie Mae 6.50%, due 07/15/2023 6.50%, due 02/15/2028 6.50%, due 06/15/2029 6.50%, due 01/15/2030 5.50%, due 03/15/2032 5.50%, due 12/15/2032 5.50%, due 12/15/2033 5.50%, due 02/15/2034		8 237 293 10 79 196 368 1,540	8 246 305 11 79 196 368 1,538
Ginnie Mae, Series 2020-40 6.50%, due 06/20/2032		50	50
Ginnie Mae-November TBA 5.50%, due 11/01/2035		1,500	1,498
Total U.S. Government Agency Obligations (cost: $71,500)			70,164
FOREIGN GOVERNMENT OBLIGATIONS (8.9%)
Canada Government 0.70%, due 03/20/2006	JPY	48,000	414
Federal Republic of Germany Zero coupon, due 01/18/2006	EUR	2,200	2,624

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal		Value
French Republic Zero coupon, due 01/05/2006	EUR	2,300	$2,745
Hong Kong Government–144A 5.13%, due 08/01/2014		$400	397
Italian Republic 0.38%, due 10/10/2006	JPY	80,000	689
Kingdom of Spain 3.10%, due 09/20/2006	JPY	30,000	265
Kingdom of the Netherlands Zero coupon, due 11/30/2005	EUR	2,200	2,633
Korea Highway Corp.–144A 5.13%, due 05/20/2015		$200	195
Malaysia Government 7.50%, due 07/15/2011		10	11
Republic of Brazil 5.16%, due 04/15/2006 * 11.50%, due 03/12/2008 5.25%, due 04/15/2009 * 9.76%, due 06/29/2009 * 11.00%, due 01/11/2012 5.25%, due 04/15/2012 * 8.00%, due 01/15/2018 11.00%, due 08/17/2040		72 122 226 350 200 245 263 150	72 137 224 408 238 239 271 180
Republic of Panama 8.25%, due 04/22/2008		390	414
Republic of Peru 9.13%, due 02/21/2012 5.00%, due 03/07/2017 *		170 147	196 138
Republic of South Africa 5.25%, due 05/16/2013	EUR	90	117
Russian Federation 5.00%, due 03/31/2030 (a)		$1,109	1,233
United Mexican States 4.83%, due 01/13/2009 * 9.88%, due 02/01/2010 6.38%, due 01/16/2013		65 75 75	66 88 79
Total Foreign Government Obligations (cost: $14,034)			14,073
MORTGAGE-BACKED SECURITIES (1.1%)
Bank of America Mortgage Securities, Series 2002-K, Class 2A1 5.49%, due 10/20/2032 *		61	61
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-5, Class VIA 5.93%, due 06/25/2032 *		12	12
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1 4.21%, due 01/25/2034 *		253	250

	Principal	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1 4.83%, due 01/25/2034 *	$78	$77
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1 4.70%, due 01/25/2034 *	131	128
Centex Home Equity, Series 2004-A, Class AV2 4.32%, due 01/25/2034 *	32	32
Countrywide Alternative Loan Trust, Series 2003-J11, Class 4A1 6.00%, due 10/25/2032	19	19
Countrywide Home Loan Mortgage Pass Through Trust, Series 2002-30, Class M 3.87%, due 10/19/2032 *	121	119
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-7, Class 1A2 4.31%, due 05/25/2034 *	27	27
Credit Suisse First Boston Mortgage Securities Corp., Series 2002, Class P-3 1.90%, due 08/25/2033	162	163
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P1, Class A1 1.53%, due 03/28/2032	7	7
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P2A, Class A2 2.14%, due 03/25/2032	65	64
Home Equity Asset Trust, Series 2002-1, Class A4 4.34%, due 11/25/2032 *	1	1
KBC Bank Fund Trust III Preferred–144A 9.86%, due 11/29/2049 (b)	15	17
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1 6.50%, due 03/25/2032	20	20
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A-1 4.33%, due 09/19/2032 *	125	125
Structured Asset Securities Corp., Series 2002-HF1, Class A 4.33%, due 01/25/2033 *	4	4
Soundview Home Equity Loan Trust, Series 2005-B, Class A1 4.15%, due 02/25/2035 *	700	701
Total Mortgage-Backed Securities (cost: $1,843)		1,827

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
ASSET-BACKED SECURITIES (3.2%)
Amortizing Residential Collateral Trust, Series 2002-BC4, Class A 4.33%, due 07/25/2032 *	$4	$4
Bear Stearns Asset Backed Securities, Inc., Series 2002-2, Class A1 4.37%, due 10/25/2032 *	33	33
Countrywide Asset-Backed Certificates, Series 2005-SD1, Class A1A–144A 4.19%, due 05/25/2035 *	88	88
First Horizon Asset Securities, Inc., Series 2000-H, Class IA 7.00%, due 09/25/2030	1	1
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.54%, due 09/25/2035 *	343	337
Morgan Stanley ABS Capital I, Series 2003-HE2, Class A2 4.38%, due 08/25/2033 *	51	51
Park Place Securities, Inc., Series 2005-WHQ4, Class A2A 4.15%, due 08/25/2035 *	375	375
Quest Trust, Series 2004-X2, Class A–144A 4.60%, due 06/25/2034 *	80	81
Rabobank Capital Funding II–144A 5.26%, due 12/31/2049 (c)	210	208
Rabobank Capital Funding Trust III–144A 5.25%, due 12/31/2049 (d)	280	270
RACERS Series 1997-R-8-3–144A 4.09%, due 08/15/2007 *§	300	287
Sequoia Mortgage Trust, Series 10, Class 2A1 4.38%, due 10/20/2027 *	227	228
Small Business Administration Participation, Series 2003-201 5.13%, due 09/01/2023	89	89
Small Business Administration, Series 2004-20C 4.34%, due 03/01/2024	550	527
Small Business Administration, Series 2004-P10, Class A 4.50%, due 02/10/2014	276	269
Washington Mutual, Series 2000-3, Class A 4.52%, due 12/25/2040 *	124	123

	Principal	Value
Washington Mutual, Series 2002-AR10, Class A6 4.82%, due 10/25/2032 *	$19	$19
Washington Mutual, Series 2002-AR2, Class A 4.12%, due 02/27/2034 *	49	48
Washington Mutual, Series 2003-R1, Class A1 4.31%, due 12/25/2027 *	1,961	1,959
Total Asset-Backed Securities (cost: $5,058)		4,997
CORPORATE DEBT SECURITIES (7.4%)
Air Transportation (0.4%)
Continental Airlines, Inc. 7.06%, due 09/15/2009	200	200
UAL Corp. 6.20%, due 09/01/2008 6.60%, due 09/01/2013	285 124	276 121
Commercial Banks (0.4%)
China Development Bank 5.00%, due 10/15/2015	100	97
Export-Import Bank of China–144A 5.25%, due 07/29/2014	250	248
HSBC Capital Funding LP–144A 10.18%, due 12/31/2049 (e)	150	225
Sumitomo Mitsui Banking–144A 5.63%, due 07/15/2049 (f)	150	147
Communication (0.1%)
Continental Cablevision, Inc. 8.30%, due 05/15/2006	100	102
Electric Services (0.4%)
Florida Power Corp. 4.80%, due 03/01/2013	450	436
PSEG Power LLC 6.95%, due 06/01/2012	210	225
Electric, Gas & Sanitary Services (0.3%)
Entergy Gulf States, Inc. 5.70%, due 06/01/2015	200	193
Niagara Mohawk Power Corp. 7.75%, due 10/01/2008	250	269
Environmental Services (0.0%)
Waste Management, Inc. 6.38%, due 11/15/2012	75	79
Food & Kindred Products (0.2%)
Heinz (H.J.) Co.–144A 6.19%, due 12/01/2020 §	300	300

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Gas Production & Distribution (0.4%)
El Paso Energy Corp. 7.75%, due 01/15/2032 †	$125	$124
Ras Laffan Liquefied Natural Gas Co., Ltd.–144A 3.44%, due 09/15/2009	75	72
Sonat, Inc. 7.63%, due 07/15/2011	370	372
Southern Natural Gas Co. 8.00%, due 03/01/2032	100	107
General Obligation-City (0.2%)
Chicago, IL, Board of Education 5.00%, due 12/01/2012	255	273
Hotels & Other Lodging Places (0.4%)
Harrah's Operating Co., Inc. 7.50%, due 01/15/2009	10	11
Park Place Entertainment Corp. 7.50%, due 09/01/2009	350	373
Starwood Hotels & Resorts Worldwide, Inc. 7.88%, due 05/01/2012	200	215
Mortgage Bankers & Brokers (0.1%)
Petroleum Export/Cayman–144A 5.27%, due 06/15/2011	175	173
Motion Pictures (0.1%)
Time Warner, Inc. 8.11%, due 08/15/2006 6.88%, due 05/01/2012	200 20	205 21
Municipal Obligations (0.3%)
Fairfax County, VA 7.54%, due 04/01/2013	45	54
Tobacco Settlement Financing Corp., VA 5.25%, due 06/01/2019 5.50%, due 06/01/2026	200 200	203 206
Oil & Gas Extraction (0.4%)
Gaz Capital for Gazprom 8.63%, due 04/28/2034	500	629
Paper & Allied Products (0.4%)
Bowater Canada Finance Corp. 7.95%, due 11/15/2011	10	10
Smurfit-Stone Container Corp. 8.38%, due 07/01/2012	600	573
Personal Credit Institutions (0.5%)
Ford Motor Credit Co. 6.88%, due 02/01/2006	700	700

	Principal	Value
General Motors Acceptance Corp.
4.68%, due 05/18/2006 *	$10	$10
5.05%, due 01/16/2007 *	40	39
Petroleum Refining (0.1%)
Enterprise Products Operating, LP 4.95%, due 06/01/2010	100	97
Railroads (0.0%)
Burlington Northern Santa Fe Corp. 6.38%, due 12/15/2005	40	40
Revenue-Building Authority (0.3%)
Liberty, NY, Development Corp. 5.25%, due 10/01/2035	400	438
Revenue-Education (0.1%)
Michigan State Building Authority 5.25%, due 10/15/2013	180	197
Revenue-Tobacco (1.0%)
Golden State Tobacco Securitization Corp. 6.75%, due 06/01/2039 7.90%, due 06/01/2042	80 35	91 43
Tobacco Settlement Authority, IA 5.60%, due 06/01/2035	100	102
Tobacco Settlement Financing Corp. 6.00%, due 06/01/2037	730	765
Tobacco Settlement Financing Corp., LA 5.88%, due 05/15/2039	40	42
Tobacco Settlement Financing Corp., NJ 6.38%, due 06/01/2032	420	472
Revenue-Utilities (0.3%)
New York, NY, City Municipal Water Finance Authority 5.00%, due 06/15/2035	90	92
San Antonio, Texas, Texas Water Utility Improvements, Revenue Bonds, Series A 5.00%, due 05/15/2032	450	459
Telecommunications (1.0%)
Cingular Wireless LLC 6.50%, due 12/15/2011	180	192
Deutsche Telekom International Finance BV 8.13%, due 05/29/2012 (g)	124	187
France Telecom SA 7.00%, due 03/14/2008 (h)	307	400
KT Corp.–144A 4.88%, due 07/15/2015	200	190
SBC Communications, Inc. 4.13%, due 09/15/2009	575	554
Total Corporate Debt Securities (cost: $11,037)		11,649

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.4%)
U.S. Treasury Bill
3.50%, due 12/01/2005 d	$399	$399
3.31%, due 12/15/2005 #	50	50
3.33%, due 12/15/2005 #	20	20
3.43%, due 12/15/2005 d	95	94
3.58%, due 12/15/2005	20	20
Total Short-Term U.S. Government Obligations (cost: $583)		583
COMMERCIAL PAPER (21.7%)
Commercial Banks (18.7%)
ANZ National International, Ltd.–144A 3.75%, due 12/12/2005 4.08%, due 01/12/2006	500 1,100	498 1,091
Barclays U.S. Funding Corp. 4.20%, due 02/27/2006	1,000	986
BNP Paribas Finance, Inc. 3.75%, due 12/12/2005 4.16%, due 02/27/2006	3,200 600	3,186 592
CBA (Delaware) Finance, Inc. 3.91%, due 12/28/2005	1,700	1,690
Danske Corp. 3.74%, due 12/12/2005	1,100	1,095
DNB NOR Bank ASA 3.59%, due 11/18/2005 3.80%, due 12/23/2005	300 400	300 398
HBOS Treasury Services 3.69%, due 11/14/2005 3.75%, due 12/01/2005	100 1,800	100 1,794
Nordea North America, Inc. 4.08%, due 01/20/2006	800	793
Royal Bank of Scotland 3.74%, due 12/01/2005	1,700	1,695
Skandinaviska Enskilda Banken AB–144A 3.72%, due 12/08/2005 3.80%, due 12/30/2005	1,300 2,200	1,295 2,186
Societe Generale North America, Inc. 3.77%, due 12/19/2005 3.78%, due 12/23/2005	1,500 900	1,492 895
Swedbank 3.73%, due 12/12/2005	2,300	2,290
UBS Finance Delaware LLC 3.59%, due 11/21/2005 3.76%, due 12/19/2005	3,000 1,800	2,994 1,791
Westpac Capital Corp. 3.70%, due 11/14/2005	2,300	2,297

	Principal	Value
Holding & Other Investment Offices (3.0%)
Rabobank USA Finance Corp.
3.62%, due 11/28/2005	$1,500	$1,496
3.86%, due 12/23/2005	1,800	1,790
San Paolo IMI US Financial Co. 4.14%, due 02/24/2006	1,500	1,480
Total Commercial Paper (cost: $34,224)		34,224
	Contracts w	Value
PURCHASED OPTIONS (0.1%)
Covered Call Swaptions (0.1%)
LIBOR Rate Swaption §	20,000	$23
Call Strike $4.50
Expires 04/04/2006
LIBOR Rate Swaption § Call Strike $4.50 Expires 10/04/2006	24,000	71
Put Options (0.0%)
90-Day Euro Dollar Futures Put Strike $93.75 Expires 12/19/2005	94	1
90-Day Euro Dollar Futures Put Strike $94.25 Expires 12/19/2005	49	-o
Total Purchased Options (cost: $188)		95
SECURITY LENDING COLLATERAL (0.1%)
Debt (0.1%)
Bank Notes (0.0%)
Bank of America 3.81%, due 06/07/2006 * 3.81%, due 08/10/2006 *	4 4	4 4
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	1	1
Certificates Of Deposit (0.0%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	3	3
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	2	2
Rabobank Nederland 4.03%, due 05/31/2006 *	4	4
Commercial Paper (0.0%)
Ciesco LLC 4.00%, due 11/03/2005	4	4
General Electric Capital Corp. 3.96%, due 12/05/2005	3	3
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	3	3

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Contracts w	Value
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	3	$3
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	2	2
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	2	2
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	2	2
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	4 4	4 4
Euro Dollar Overnight (0.0%)
Bank of Montreal 3.79%, due 11/01/2005	2	2
Barclays 3.80%, due 11/04/2005	3	3
BNP Paribas 3.83%, due 11/02/2005	4	4
Deutsche Bank 3.80%, due 11/02/2005	7	7
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	2	2
Royal Bank of Scotland 3.76%, due 11/01/2005	3	3
Svenska Handlesbanken 4.03%, due 11/01/2005	4	4
UBS AG 3.80%, due 11/03/2005	3	3
Euro Dollar Terms (0.0%)
Royal Bank of Scotland 4.00%, due 12/12/2005	3	3
UBS AG 4.02%, due 12/01/2005	3	3
Wells Fargo 3.96%, due 11/14/2005	4	4
Promissory Notes (0.0%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	3	3
Repurchase Agreements (0.1%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $5 on 11/01/2005	5	5
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $12 on 11/01/2005	12	12

	Contracts w	Value
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $341 (not in thousands) on 11/01/2005	- ☐	$- ☐
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $14 on 11/01/2005	14	14
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $4 on 11/01/2005	4	4
	Shares	Value
Investment Companies (0.0%)
Money Market Funds (0.0%)
American Beacon Fund 1-day yield of 3.81%	3,121	$3
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	2,895	3
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	451	- ☐
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	2,863	3
Total Security Lending Collateral (cost: $130)		130
Total Investment Securities (cost: $157,591)		$156,357
	Contracts w	Value
WRITTEN OPTIONS (0.0%)
Covered Call Options (0.0%)
U.S. 10 Year Treasury Note Futures	66	$(1)
Call Strike $114.00
Expires 11/22/2005
Put Options (0.0%)
U.S. 10 Year Treasury Note Futures Put Strike $109.00 Expires 11/22/2005	66	(56)
Total Written Options (premiums: $37)		(57)
	Contracts w	Value
WRITTEN SWAPTIONS (-0.1%)
Covered Call Swaptions (-0.1%)
LIBOR Rate Swaption	9,000	$(28)
Call Strike $4.54
Expires 04/06/2011
LIBOR Rate Swaption Call Strike $4.54 Expires 10/04/2006	11,000	(77)
Total Written Swaptions (premiums: $196)		(105)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

		Value
SUMMARY:
Investment securities, at value	99.2%	$156,357
Written Swaptions	(0.1)%	(105)
Written Options	0.0%	(57)
Other assets in excess of liabilities	0.9%	1,466
Net assets	100.0%	$157,661
SWAP AGREEMENTS:

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 0.58% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. Counterparty: Morgan Stanley Capital Services, Inc.	6/20/06	$500	$1
Receive a floating rate based on 6-month Japanese Yen–LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 2.00%. Counterparty: Morgan Stanley Capital Services, Inc.	6/15/12	130,000	(35)
Receive a fixed rate equal to 3.20% and the Fund will pay to the counterparty at the notional amount in the event of default of General Motors Acceptance Corp, 6.875%, due 8/28/2012 Counterparty:Lehman Brothers Special Financing Inc.	6/20/07	300	5
Receive a fixed rate equal to 2.80% and the Fund will pay to the counterparty at the notional amount in the event of default of General Motors Acceptance Corp, 6.875%, due 8/28/2012. Counterparty: JP Morgan Chase Bank	6/20/06	800	5
Receive a fixed rate equal to 0.61% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/312030. Counterparty: Goldman Sachs International	3/20/07	425	1

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 0.70% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. Counterparty: Goldman Sachs International	3/20/07	$175	$-	☐
Receive a fixed rate equal to 0.77% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. Counterparty: JP Morgan Chase bank	5/20/07	300	1
Receive a floating rate based on 3-month U.S. Dollar–LIBOR (London Interbank Offered Rate) and pay a fixed rate equal to 5.00%. Counterparty: Goldman Sachs Capital Markets, LP	12/15/15	2,200	110
Receive a fixed rate equal to 2.09% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty:BNP Paribas	10/15/10	2,000	-	☐
Receive a fixed rate equal to 2.00% and the Fund will pay to the counterparty in the event of default on any securities in the DJ CDX HVOL. 4 Index, the remaining interest payments on those defaulted securities. Counterparty :UBS AG	12/20/10	1,500	(8)
Receive a fixed rate equal to 2.1455% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: UBS AG	10/15/10	2,100	1
Receive a fixed rate equal to 2.1025% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty:Barlcays Bank PLC	10/15/10	1,000	-	☐

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 4.00% and pay a floating rate based on 3-month United States Dollar–LIBOR (London Interbank Offered Rate). Counterparty: Goldman Sachs Capital Markets, LP	12/15/05	$800	$(8)
Total Swap Agreements (premium $154)			$73
FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro Dollar	2,220	11/08/2005	$2,668	$(6)
Euro Dollar	(9,434)	11/08/2005	(11,352)	40
			$(8,684)	$34

FUTURES CONTRACTS:
	Contractsw	Settlement Date	Amount		Net Unrealized Appreciation (Depreciation)
10 Year Japan Government Bond	1	12/20/2005	$1,178		$(10)
10 Year U.S. Treasury Note	12	12/30/2005	(1,301)		26
2 Year U.S. Treasury Note	108	12/30/2005	22,162		(137)
3 Month Euro Euribor	30	12/19/2005	-	☐	- ☐
5 Year U.S. Treasury Note	47	12/30/2005	4,977		(81)
90-Day Euro Dollar	142	12/19/2005	33,910		(220)
90-Day Euro Dollar	177	06/19/2006	42,115		(196)
U.S. Treasury Long Bond	92	12/30/2005	10,301		(552)
			$113,342		$(1,170)

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

(a)  Russian Federation has a coupon rate of 5.00% until 03/31/2007, thereafter the coupon rate will become 7.50%.

(b)  KBC Bank Fund Trust III–144A has a coupon rate of 9.86% until 11/02/2009, thereafter the coupon rate resets quarterly at the 3-month LIBOR (London Interbank Offer Rate) + 405 BP, if not called.

(c)  Rabobank Capital Funding II–144A has a fixed coupon rate 5.26% until 12/31/2013, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 162.75BP, if not called.

(d)  Rabobank Capital Funding Trust III–144A has a fixed coupon rate 5.25% until 10/21/2016, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 159BP, if not called.

§  Security is deemed to be illiquid.

(e)  HSBC Capital Funding LP–144A has a fixed coupon rate 10.18% until 06/30/2030, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 498BP, if not called.

(f)  Sumitomo Matsui Banking–144A has a fixed coupon rate of 5.63% until 10/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 255BP, if not called.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $124.

(g)  Deutsche Telekom International Finance BV coupon steps up by 50 BP for each rating downgrade by Standard & Poor's or Moody's for each notch below BBB+/Baa1. Coupon steps down by 50 BP for each rating upgrade above Baa2/BBB.

(h)  France Telecom Coupon steps up or down by 25 BP for each rating upgrade or downgrade by Standard and Poor's or Moody's for each notch above or below A-/A3.

#  At October 31, 2005, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2005, is $70.

☐  Value is less than $1.

††  Cash collateral for the Repurchase Agreements, valued at $37, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

w  Contract amounts are not in thousands.

d  At October 31, 2005, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2005 is $453.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $7,980 or 5.1% of the net assets of the Fund.

RACERS  Restructured Asset Certificates with Enhanced Returns

TBA  To Be Announced

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $157,591) (including securities loaned of $124)	$156,357
Cash	2,496
Foreign currencies (cost: $1,533)	1,429
Receivables:
Shares of beneficial interest sold	36
Interest	899
Variation margin	7
Unrealized appreciation on forward foreign currency contracts	40
Other	5
161,269
Liabilities:
Investment securities purchased	2,950
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	62
Management and advisory fees	95
Swap contract interest	9
Distribution and service fees	65
Transfer agent fees	10
Administration fees	3
Payable for collateral for securities on loan	130
Unrealized depreciation on forward foreign currency contracts	6
Written options and swaptions (premiums $233)	162
Swap agreements at value (premiums $154)	81
Other	35
3,608
Net Assets	$157,661
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$158,918
Undistributed net investment income (loss)	63
Undistributed net realized gain (loss) from investment securities, futures contracts, written options and swaptions, swaps and foreign currency transactions	1,011
Net unrealized appreciation (depreciation) on:
Investment securities	(1,234)
Futures contracts	(1,170)
Written option and swaption contracts	71
Swap agreements	73
Translation of assets and liabilites denominated in foreign currencies	(71)
Net Assets	$157,661
Net Assets by Class:
Class A	$125,910
Class B	22,116
Class C	9,635
Shares Outstanding:
Class A	12,388
Class B	2,173
Class C	949
Net Asset Value Per Share:
Class A	$10.16
Class B	10.18
Class C	10.15
Maximum Offering Price Per Share (a):
Class A	$10.67

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$5,859
Income from loaned securities–net	7
5,866
Expenses:
Management and advisory fees	1,098
Distribution and service fees:
Class A	423
Class B	251
Class C	110
Transfer agent fees:
Class A	25
Class B	50
Class C	20
Printing and shareholder reports	20
Custody fees	76
Administration fees	30
Legal fees	11
Audit fees	27
Trustees fees	7
Registration fees:
Class A	19
Class B	12
Class C	14
Other	2
Total expenses	2,195
Net Investment Income (Loss)	3,671
Net Realized Gain (Loss) from:
Investment securities	348
Futures contracts	(20)
Written option and swaption contracts	297
Swap agreements	294
Foreign currency transactions	639
1,558
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(2,406)
Futures contracts	(1,536)
Written option and swaption contracts	23
Swap agreements	(110)
Translation of assets and liabilities denominated in foreign currencies	(70)
(4,099)
Net Gain (Loss) on Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions	(2,541)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,130

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$3,671	$1,081
Net realized gain (loss) from investment securities, futures contracts, written options and swaptions, swaps and foreign currency transactions	1,558	4,124
Net unrealized appreciation (depreciation) on investment securities, futures contracts, written options and swaptions, swaps and foreign currency translation	(4,099)	64
	1,130	5,269
Distributions to Shareholders:
From net investment income:
Class A	(3,336)	(924)
Class B	(430)	(223)
Class C	(197)	(49)
Class C2	–	(45)
Class M	–	(18)
	(3,963)	(1,259)
From net realized gains:
Class A	(1,399)	(2,206)
Class B	(337)	(1,143)
Class C	(149)	(180)
Class C2	–	(313)
Class M	–	(93)
	(1,885)	(3,935)
Capital Share Transactions:
Proceeds from shares sold:
Class A	21,913	53,387
Class B	2,672	6,093
Class C	1,559	1,432
Class C2	–	431
Class M	–	57
	26,144	61,400
Dividends and distributions reinvested:
Class A	4,692	3,077
Class B	567	1,079
Class C	302	181
Class C2	–	313
Class M	–	107
	5,561	4,757
Cost of shares redeemed:
Class A	(3,417)	(6,832)
Class B	(8,606)	(13,382)
Class C	(4,738)	(3,016)
Class C2	–	(3,748)
Class M	–	(1,377)
	(16,761)	(28,355)

	October 31, 2005	October 31, 2004
Class level exchanges:
Class C	–	8,804
Class C2	–	(6,831)
Class M	–	(1,973)
	–	–
	14,944	37,802
Net increase (decrease) in net assets	10,226	37,877
Net Assets:
Beginning of year	147,435	109,558
End of year	$157,661	$147,435
Undistributed Net Investment Income (Loss)	$63	$–
Share Activity:
Shares issued:
Class A	2,110	5,141
Class B	257	586
Class C	150	138
Class C2	–	41
Class M	–	5
	2,517	5,911
Shares issued–reinvested from distributions:
Class A	454	299
Class B	55	105
Class C	29	17
Class C2	–	31
Class M	–	11
	538	463
Shares redeemed:
Class A	(329)	(655)
Class B	(829)	(1,287)
Class C	(458)	(291)
Class C2	–	(357)
Class M	–	(133)
	(1,616)	(2,723)
Class level exchanges:
Class C	–	866
Class C2	–	(677)
Class M	–	(189)
	–	–
Net increase (decrease) in shares outstanding:
Class A	2,235	4,785
Class B	(517)	(596)
Class C	(279)	730
Class C2	–	(962)
Class M	–	(306)
	1,439	3,651

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.48	$0.26	$(0.17)	$0.09	$(0.28)	$(0.13)	$(0.41)	$10.16
	10/31/2004	10.52	0.12	0.36	0.48	(0.14)	(0.38)	(0.52)	10.48
	10/31/2003	10.32	0.20	0.39	0.59	(0.25)	(0.14)	(0.39)	10.52
	10/31/2002	10.00	0.13	0.28	0.41	(0.09)	–	(0.09)	10.32
Class B	10/31/2005	10.48	0.17	(0.16)	0.01	(0.18)	(0.13)	(0.31)	10.18
	10/31/2004	10.51	0.07	0.36	0.43	(0.08)	(0.38)	(0.46)	10.48
	10/31/2003	10.32	0.13	0.38	0.51	(0.18)	(0.14)	(0.32)	10.51
	10/31/2002	10.00	0.09	0.29	0.38	(0.06)	–	(0.06)	10.32
Class C	10/31/2005	10.47	0.16	(0.16)	–	(0.19)	(0.13)	(0.32)	10.15
	10/31/2004	10.51	0.04	0.38	0.42	(0.08)	(0.38)	(0.46)	10.47
	10/31/2003	10.38	0.13	0.32	0.45	(0.18)	(0.14)	(0.32)	10.51

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (d)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	0.86%	$125,910	1.20%	1.20%	2.55%	459%
	10/31/2004	4.78	106,366	1.34	1.34	1.19	385
	10/31/2003	5.88	56,452	1.43	1.43	1.91	326
	10/31/2002	4.13	40,767	1.65	1.81	2.28	240
Class B	10/31/2005	0.07	22,116	2.06	2.06	1.64	459
	10/31/2004	4.30	28,219	1.92	1.92	0.64	385
	10/31/2003	5.08	34,547	2.08	2.08	1.26	326
	10/31/2002	3.80	30,909	2.30	2.46	1.63	240
Class C	10/31/2005	– (h)	9,635	2.11	2.11	1.58	459
	10/31/2004	4.10	12,850	2.09	2.09	0.41	385
	10/31/2003	4.47	5,231	2.08	2.08	1.25	326

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX PIMCO Total Return ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Amount rounds to less than 0.01%.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX PIMCO Total Return (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

TBA purchase commitments: The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, Investors Bank & Trust Company ("IBT"), receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Reverse repurchase agreements: The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund's custodian segregates assets in an amount at least equal to the

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

repurchase price marked-to-market daily (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk by the Fund.

There were no outstanding reverse repurchase agreements at October 31, 2005.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $3, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2005, are listed in the Schedule of Investments.

Swap agreements: The Fund may enter into swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay/receive interest in exchange for a market-linked return, both based on notional amounts. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. A Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Swaps are marked to market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain or loss on the Statement of Operations.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Open swaps agreements at October 31, 2005, are listed in the Schedule of Investments.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of open futures contracts at October 31, 2005, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

Transactions in written options were as follows:

	Premium	Contracts*
Beginning Balance October 31, 2004	$11	23
Sales	232	793
Closing Buys	(71)	(214)
Expirations	(135)	(470)
Exercised	–	–
Balance at 10/31/2005	$37	132

*  Contracts not in thousands

Swaptions contracts: The Fund is authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current value of the swaption. Changes in the value of the swaption are reported as Unrealized gains or losses in written options in the Statement of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from written options. The difference between the premium and the amount paid on affecting a closing purchase transaction is treated as a realized gain or loss.

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Beginning Balance October 31, 2004	$55	3,700
Sales	232	27,000
Closing Buys	–	–
Expirations	(91)	(10,700)
Exercised	–	–
Balance at 10/31/2005	$196	20,000

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule represents the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation – Conservative Portfolio	$28,672	18.19%
TA IDEX Asset Allocation – Moderate Growth Portfolio	37,712	23.92%
TA IDEX Asset Allocation – Moderate Portfolio	49,821	31.60%
Total	$116,205	73.71%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

From November 1, 2004 through December 31, 2004:

0.70% of ANA

From January 1, 2005 on:

0.70% of the first $250 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.30% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$92
Retained by Underwriter	6
Contingent Deferred Sales Charge	81

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $89 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $5.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$50,942
U.S. Government	457,207
Proceeds from maturities and sales of securities:
Long-Term	51,394
U.S. Government	413,983

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, capital loss carryforwards, swap contracts, distribution reclassifications, futures, options and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed net investment income (loss)	$355
Undistributed net realized gain (loss) from investment securities	(355)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$203	October 31, 2013

There was no capital loss carryforward utilized during the year ended October 31, 2005.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$3,914
Long-term Capital Gain	1,280
2005 Distributions paid from:
Ordinary Income	5,053
Long-term Capital Gain	795

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$64
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(203)
Net Unrealized Appreciation (Depreciation)	$(1,117	)*

*  Amount includes unrealized appreciation (depreciation) from derivative instruments and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$157,627
Unrealized Appreciation	$1,118
Unrealized (Depreciation)	(2,388)
Net Unrealized Appreciation (Depreciation)	$(1,270)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX PIMCO Total Return

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX PIMCO Total Return (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX PIMCO Total Return

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $795 for the year ended October 31, 2005.

Transamerica IDEX Mutual Funds

Annual Report 2005

TA IDEX Protected Principal Stock

MARKET ENVIRONMENT

In the past twelve months, the financial markets have benefited from a broad range of favorable economic indicators. The economy continues to grow in an environment of low inflation, low interest rates and reduced taxes. To counter what could become increasing inflationary pressures, the Federal Reserve Board ("Fed") has continued its policy of increasing the federal funds rate by 0.25% at each of its meetings in 2004 and 2005. To date, the Fed has increased this base lending rate twelve times, from 1.0% on June 25, 2003 to 4.00% on November 1, 2005.

Despite otherwise favorable financial and economic news, steadily rising interest rates and the fear of incipient inflation have dampened investors' enthusiasm. For the twelve months ended October 31, 2005, the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Dow Jones Industrial Average ("Dow Jones") increased by 8.71% and 6.45%, respectively. Moreover, these gains occurred almost entirely in the last two months of 2004, as investors were motivated by the very favorable earnings prospects being projected into 2005.

As 2005 unfolded, favorable business conditions and correspondingly favorable corporate profits were offset by the inexorable rise in interest rates. As the fiscal year drew to a close, the domestic markets were shaken by the awesome destruction wreaked by Hurricanes Katrina and Rita. Modest gains through the summer months were reversed as investors contemplated the future effects of record-high energy prices, escalating budget deficits and the expectation of still higher interest rates.

For most of the past twelve months, longer-term bonds remained remarkably stable. Buying pressure, primarily from foreign sources, offset domestic investors' fears of higher short-term interest rates. This remarkable stability was finally upset by the devastation of our Gulf Coast and its potential effects on inflation and interest rates. For the twelve months ended October 31, 2005, the Lehman Brothers U. S. Intermediate Government/Credit Index ("LBIGC") and the Lehman Brothers U. S. Aggregate Bond Index ("LBAB") delivered total returns of 0.27% and 1.13%, respectively.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Protected Principal Stock, Class A returned 5.64%. By comparison its benchmark, the S&P 500 returned 8.71%.

STRATEGY REVIEW

TA IDEX Protected Principal Stock is invested in the stocks comprising the S&P 500. Throughout the year, it has been fully hedged with S&P 500 put options and S&P 500 call options. The index call options are continuously sold in order to generate a regular cash flow which supplements the dividends that are paid on the Fund's stock portfolio. Some of that cash flow is used to purchase index put options to help protect the portfolio's assets should there be a sharp decline in stock prices. Full positions in both put and call options were maintained throughout the year.

For the twelve months ended October 31, 2005, good and bad news in the marketplace were in unusual balance. Consequently, volatility, as measured by the Chicago Board Options Exchange's ("CBOE") Volatility Index (the "VIX") traded near the low end of its historical range throughout the year. Since volatility largely determines option prices, the cash flows available from the hedging strategy employed by TA IDEX Protected Principal Stock were commensurately low.

In the fiscal quarter beginning November 1, 2004, the S&P 500 advanced by a robust 4.96%. Hedging transactions limited TA IDEX Protected Principal Stock returns to 1.98%. As the second fiscal quarter developed, stock prices stabilized and TA IDEX Protected Principal Stock benefited from its hedging strategy and posted a return of –0.37%, limiting the –1.61% return for the S&P 500. The third quarter was characterized by a steady advance of 7.17% in the S&P 500. Hedging techniques, while successful in reducing risk exposure, also served to limit participation in strong short-term market advances, and TA IDEX Protected Principal Stock earned 3.33%. From the end of July to the end of October, investors were transfixed by the devastation in the Gulf Coast states. The markets declined sharply with the S&P 500 down 1.78%, but TA IDEX Protected Principal Stock's hedged strategy, called upon to mitigate losses, increased by 0.63%.

With substantial uncertainties continuing to prevail in the financial markets, TA IDEX Protected Principal Stock managers will continue to focus on the fully hedged equity strategy that has successfully protected principal in the past and has proven that it can deliver competitive returns from the combination of hedging cash flows and stock dividends.

J. Patrick Rogers, CFA

Fund Manager
Gateway Investment Advisers, L.P.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Protected Principal Stock

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	5.64%	5.96%	7/1/02
Class A (POP)	(0.17)%	4.18%	7/1/02
S&P 500[1]	8.71%	7.99%	7/1/02
Class B (NAV)	5.00%	5.65%	7/1/02
Class B (POP)	0.00%*	4.58%	7/1/02
Class C (NAV)	5.10%	5.62%	7/1/02
Class C (POP)	5.10%	5.62%	7/1/02
Class M (NAV)	5.19%	5.68%	7/1/02
Class M (POP)	3.14%	5.36%	7/1/02

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

*  Rounds to less than 0.01%.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares. Class C shares do not impose a sales charge. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments that utilize options strategies may be subject to specific risks, including limited opportunity to participate in rising stock markets or increased risk during market declines. In general,mutual funds that invest in stocks are subject to risks including weaknesses in the market as a whole, in a particular industry, or in a specific holding, and from adverse political or economic developments here or abroad.

Shareholders may lose some or all of the value of their guaranteed amount if they redeem before the end of the 5-year Guarantee Period.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Protected Principal Stock

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,039.80	2.12%	$10.90
Hypothetical (b)	1,000.00	1,014.52	2.12	10.76
Class B
Actual	1,000.00	1,035.30	2.90	14.88
Hypothetical (b)	1,000.00	1,010.59	2.90	14.70
Class C
Actual	1,000.00	1,037.30	2.65	13.61
Hypothetical (b)	1,000.00	1,011.85	2.65	13.44
Class M
Actual	1,000.00	1,039.20	2.36	12.13
Hypothetical (b)	1,000.00	1,013.31	2.36	11.98

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.7%) #
Aerospace (1.7%)
Boeing Co. (The)	3,600	$233
General Dynamics Corp.	900	105
Goodrich Corp.	500	18
Lockheed Martin Corp.	1,600	97
Northrop Grumman Corp.	1,370	74
Textron, Inc.	600	43
United Technologies Corp.	4,400	226
Air Transportation (0.3%)
FedEx Corp.	1,100	101
Southwest Airlines Co.	3,200	51
Amusement & Recreation Services (0.5%)
Disney (Walt) Co. (The)	8,800	214
Harrah's Entertainment, Inc.	600	36
Apparel & Accessory Stores (0.4%)
Gap (The), Inc.	2,600	45
Kohl's Corp. ‡	1,300	63
Ltd. Brands	1,500	30
Nordstrom, Inc.	1,000	35
Apparel Products (0.2%)
Cintas Corp.	600	24
Jones Apparel Group, Inc.	500	14
Liz Claiborne, Inc.	500	18
V.F. Corp.	400	21
Auto Repair, Services & Parking (0.0%)
Ryder System, Inc.	300	12
Automotive (0.7%)
Dana Corp.	700	5
Ford Motor Co.	8,000	67
General Motors Corp.	2,500	69
Genuine Parts Co.	800	35
Harley-Davidson, Inc.	1,100	54
ITT Industries, Inc.	400	41
Navistar International Corp. ‡	300	8
PACCAR, Inc.	800	56
Automotive Dealers & Service Stations (0.1%)
AutoNation, Inc. ‡	950	19
AutoZone, Inc. ‡	300	24
Beverages (2.2%)
Anheuser-Busch Cos., Inc.	3,400	140
Brown-Forman Corp.–Class B	400	25
Coca-Cola Co. (The)	8,900	381
Coca-Cola Enterprises, Inc.	1,400	26
Constellation Brands, Inc.–Class A ‡	600	14

	Shares	Value
Beverages (continued)
Molson Coors Brewing Co.–Class B	400	$25
Pepsi Bottling Group, Inc.	900	26
PepsiCo, Inc.	7,300	431
Business Credit Institutions (0.9%)
CIT Group, Inc.	900	41
Fannie Mae	4,200	200
Freddie Mac	2,900	178
Business Services (1.4%)
Cendant Corp.	4,400	77
Clear Channel Communications, Inc.	2,100	64
Convergys Corp. ‡	600	10
eBay, Inc. ‡	4,700	186
Equifax, Inc.	600	21
First Data Corp.	3,395	137
Interpublic Group of Cos., Inc. ‡	1,600	17
Monster Worldwide, Inc. ‡	500	16
Moody's Corp.	1,000	53
Omnicom Group, Inc.	800	66
Robert Half International, Inc.	700	26
Chemicals & Allied Products (3.7%)
Air Products & Chemicals, Inc.	1,000	57
Alberto Culver Co.–Class B	400	17
Avon Products, Inc.	1,900	51
Clorox Co.	700	38
Colgate-Palmolive Co.	2,300	122
Dow Chemical Co. (The)	4,200	193
du Pont (E.I.) de Nemours & Co.	4,300	179
Eastman Chemical Co.	400	21
Ecolab, Inc.	1,000	33
International Flavors & Fragrances, Inc.	400	13
Monsanto Co.	971	61
PPG Industries, Inc.	800	48
Praxair, Inc.	1,200	59
Procter & Gamble Co.	14,502	812
Rohm & Haas Co.	900	39
Sherwin-Williams Co. (The)	500	21
Commercial Banks (9.8%)
AmSouth Bancorp	1,400	35
Bank of America Corp.	17,418	762
Bank of New York Co., Inc. (The)	3,400	106
BB&T Corp.	2,400	102
Citigroup, Inc.	22,600	1,035
Comerica, Inc.	800	46
Compass Bancshares, Inc.	500	24
Fifth Third Bancorp	2,300	92
First Horizon National Corp.	500	19

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Commercial Banks (continued)
Huntington Bancshares, Inc.	1,000	$23
JP Morgan Chase & Co.	15,348	562
KeyCorp	1,600	52
M&T Bank Corp.	400	43
Marshall & IIsley Corp.	900	39
MBNA Corp.	5,500	141
Mellon Financial Corp.	1,600	51
National City Corp.	2,500	81
North Fork Bancorp, Inc.	1,900	48
Northern Trust Corp.	900	48
PNC Financial Services Group, Inc.	1,100	67
Regions Financial Corp.	2,081	68
State Street Corp.	1,500	83
SunTrust Banks, Inc.	1,500	109
Synovus Financial Corp.	1,200	33
US Bancorp	8,000	237
Wachovia Corp.	6,802	344
Wells Fargo & Co.	7,300	439
Zions Bancorp	400	29
Communication (1.0%)
Comcast Corp.–Class A ‡	9,619	268
Viacom, Inc.–Class B	7,000	217
Communications Equipment (1.9%)
ADC Telecommunications, Inc. ‡	542	9
Andrew Corp. ‡	700	7
Avaya, Inc. ‡	1,900	22
CIENA Corp. ‡	2,400	6
Comverse Technology, Inc. ‡	900	23
Corning, Inc. ‡	6,100	123
L-3 Communications Holdings, Inc.	500	39
Lucent Technologies, Inc. ‡	19,300	55
Motorola, Inc.	10,600	235
Network Appliance, Inc. ‡	1,400	38
QUALCOMM, Inc.	7,100	282
Rockwell Collins, Inc.	800	37
Scientific-Atlanta, Inc.	700	25
Tellabs, Inc. ‡	2,000	19
Computer & Data Processing Services (4.9%)
Adobe Systems, Inc.	2,000	65
Affiliated Computer Services, Inc.–Class A ‡	550	30
Autodesk, Inc.	1,000	45
Automatic Data Processing, Inc.	2,600	121
BMC Software, Inc. ‡	1,000	20
Citrix Systems, Inc. ‡	700	19
Computer Associates International, Inc.	2,000	56
Computer Sciences Corp. ‡	800	41

	Shares	Value
Computer & Data Processing Services (continued)
Compuware Corp. ‡	1,500	$12
Electronic Arts, Inc. ‡	1,200	68
Electronic Data Systems Corp.	2,300	54
Fiserv, Inc. ‡	800	35
IMS Health, Inc.	1,000	23
Intuit, Inc. ‡	800	37
Mercury Interactive Corp. ‡	400	14
Microsoft Corp.	40,100	1,031
NCR Corp. ‡	800	24
Novell, Inc. ‡	1,500	11
Oracle Corp. ‡	16,300	207
Parametric Technology Corp. ‡	1,000	7
Sabre Holdings Corp.	600	12
Siebel Systems, Inc.	2,300	24
Sun Microsystems, Inc. ‡	14,700	59
Symantec Corp. ‡	5,023	120
Unisys Corp. ‡	1,500	8
Yahoo!, Inc. ‡	5,600	207
Computer & Office Equipment (4.6%)
Apple Computer, Inc. ‡	3,600	207
Cisco Systems, Inc. ‡	27,800	485
Dell, Inc. ‡	10,500	335
EMC Corp. ‡	10,400	145
Gateway, Inc. ‡	1,100	3
Hewlett-Packard Co.	12,600	353
International Business Machines Corp.	7,000	573
Jabil Circuit, Inc. ‡	800	24
Lexmark International, Inc. ‡	500	21
Pitney Bowes, Inc.	1,000	42
Symbol Technologies, Inc.	905	8
Construction (0.2%)
Centex Corp.	500	32
Fluor Corp.	400	25
KB Home	400	26
Pulte Homes, Inc.	1,000	38
Department Stores (0.3%)
Dillard's, Inc.–Class A	300	6
Federated Department Stores, Inc.	1,142	70
JC Penney Co., Inc.	1,000	51
TJX Cos., Inc.	1,900	41
Diversified (0.3%)
Honeywell International, Inc.	3,700	127
Vornado Realty Trust REIT	400	32
Drug Stores & Proprietary Stores (0.6%)
CVS Corp.	3,500	85
Walgreen Co.	4,400	200

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Educational Services (0.1%)
Apollo Group, Inc.–Class A ‡	700	$44
Electric Services (2.2%)
AES Corp. (The) ‡	2,900	46
Allegheny Energy, Inc. ‡	600	17
American Electric Power Co., Inc.	1,500	57
Calpine Corp. ‡	2,000	5
CenterPoint Energy, Inc.	1,100	15
CMS Energy Corp. ‡	900	13
Consolidated Edison, Inc.	900	41
Constellation Energy Group, Inc.	800	44
Dominion Resources, Inc.	1,300	99
DTE Energy Co.	800	35
Duke Energy Corp.	4,000	106
Edison International	1,300	57
FirstEnergy Corp.	1,300	62
FPL Group, Inc.	1,500	65
Pinnacle West Capital Corp.	400	17
PPL Corp.	1,600	50
Progress Energy, Inc.	900	39
Sempra Energy	1,100	49
Southern Co. (The)	3,300	115
TECO Energy, Inc.	900	16
TXU Corp.	900	91
Xcel Energy, Inc.	1,800	33
Electric, Gas & Sanitary Services (0.9%)
Ameren Corp.	900	47
Cinergy Corp.	800	32
Entergy Corp.	900	64
Exelon Corp.	2,800	146
NiSource, Inc.	1,000	24
PG&E Corp.	1,400	51
Public Service Enterprise Group, Inc.	900	57
Electronic & Other Electric Equipment (3.6%)
Cooper Industries, Ltd.–Class A	400	28
Emerson Electric Co.	1,600	111
General Electric Co.	46,100	1,563
Maytag Corp.	400	7
Whirlpool Corp.	300	24
Electronic Components & Accessories (3.3%)
Advanced Micro Devices, Inc. ‡	1,600	37
Altera Corp. ‡	1,500	25
American Power Conversion Corp.	800	17
Analog Devices, Inc.	1,500	52
Applied Micro Circuits Corp. ‡	1,200	3
Broadcom Corp.–Class A ‡	1,100	47
Freescale Semiconductor, Inc.–Class B ‡	1,558	37

	Shares	Value
Electronic Components & Accessories (continued)
Intel Corp.	26,400	$620
JDS Uniphase Corp. ‡	6,300	13
Linear Technology Corp.	1,200	40
LSI Logic Corp. ‡	1,500	12
Maxim Integrated Products, Inc.	1,300	45
Micron Technology, Inc. ‡	2,600	34
Molex, Inc.	700	18
National Semiconductor Corp.	1,400	32
Novellus Systems, Inc.	600	13
NVIDIA Corp. ‡	700	23
PMC-Sierra, Inc. ‡	800	6
QLogic Corp. ‡	400	12
Sanmina-SCI Corp. ‡	2,300	8
Solectron Corp. ‡	4,200	15
Texas Instruments, Inc.	7,200	206
Tyco International, Ltd.	8,800	232
Xilinx, Inc.	1,600	38
Entertainment (0.1%)
International Game Technology	1,300	34
Environmental Services (0.2%)
Allied Waste Industries, Inc. ‡	1,000	8
Waste Management, Inc.	2,500	74
Fabricated Metal Products (0.2%)
Fortune Brands, Inc.	600	46
Parker Hannifin Corp.	500	31
Finance (1.4%)
SPDR Trust Series 1	5,465	657
Food & Kindred Products (2.5%)
Altria Group, Inc.	9,000	675
Archer-Daniels-Midland Co.	2,600	63
Campbell Soup Co.	1,200	35
ConAgra Foods, Inc.	2,300	54
General Mills, Inc.	1,400	68
Hercules, Inc. ‡	500	6
Hershey Co. (The)	1,000	57
HJ Heinz Co.	1,400	50
Kellogg Co.	1,000	44
McCormick & Co., Inc.	600	18
Sara Lee Corp.	3,400	61
Tyson Foods, Inc.–Class A	1,000	18
WM Wrigley Jr. Co.	900	63
Food Stores (0.3%)
Albertson's, Inc.	1,400	35
Kroger Co. ‡	3,100	62
Safeway, Inc.	2,000	47

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Furniture & Fixtures (0.3%)
Johnson Controls, Inc.	900	$61
Leggett & Platt, Inc.	800	16
Masco Corp.	1,700	48
Furniture & Home Furnishings Stores (0.1%)
Bed Bath & Beyond, Inc. ‡	1,100	45
Gas Production & Distribution (0.4%)
Dynegy, Inc.–Class A ‡	1,300	6
El Paso Corp.	2,700	32
KeySpan Corp.	700	24
Kinder Morgan, Inc.	500	45
Nicor, Inc.	200	8
Peoples Energy Corp.	200	7
Williams Cos., Inc. (The)	2,500	56
Health Services (0.8%)
Caremark Rx, Inc. ‡	1,800	94
Coventry Health Care, Inc. ‡	600	32
Express Scripts, Inc. ‡	700	53
HCA, Inc.	1,700	82
Health Management Associates, Inc.–Class A	900	19
Laboratory Corp. of America Holdings ‡	600	29
Manor Care, Inc.	400	15
Quest Diagnostics, Inc.	800	37
Tenet Healthcare Corp. ‡	2,100	18
Holding & Other Investment Offices (0.3%)
Apartment Investment & Management Co.–Class A	440	17
Archstone-Smith Trust REIT	900	37
Equity Residential	1,100	43
Plum Creek Timber Co., Inc.	800	31
Public Storage, Inc.	400	26
Hotels & Other Lodging Places (0.3%)
Hilton Hotels Corp.	1,500	29
Marriott International, Inc.–Class A	900	54
Starwood Hotels & Resorts Worldwide, Inc.	1,000	58
Industrial Machinery & Equipment (1.6%)
American Standard Cos., Inc.	800	30
Applied Materials, Inc.	7,100	116
Baker Hughes, Inc.	1,300	71
Black & Decker Corp.	400	33
Caterpillar, Inc.	3,100	163
Cummins, Inc.	200	17
Deere & Co.	900	55
Dover Corp.	900	35
Eaton Corp.	700	41
Illinois Tool Works, Inc.	1,000	85
Ingersoll-Rand Co.–Class A	1,600	60

	Shares	Value
Industrial Machinery & Equipment (continued)
National Oilwell Varco, Inc. ‡	700	$44
Pall Corp.	500	13
Stanley Works (The)	300	14
Instruments & Related Products (1.1%)
Agilent Technologies, Inc. ‡	2,200	70
Applera Corp.-Applied Biosystems Group	900	22
Bausch & Lomb, Inc.	200	15
Danaher Corp.	1,000	52
Eastman Kodak Co.	1,100	24
Fisher Scientific International ‡	500	28
KLA-Tencor Corp.	900	42
Millipore Corp. ‡	200	12
PerkinElmer, Inc.	500	11
Raytheon Co.	2,000	74
Rockwell Automation, Inc.	800	43
Snap-On, Inc.	300	11
Tektronix, Inc.	400	9
Teradyne, Inc. ‡	900	12
Thermo Electron Corp. ‡	700	21
Waters Corp. ‡	500	18
Xerox Corp. ‡	4,200	57
Insurance (4.9%)
ACE, Ltd.	1,100	57
Aetna, Inc.	1,100	97
AFLAC, Inc.	2,000	96
Allstate Corp. (The)	2,900	153
AMBAC Financial Group, Inc.	500	35
American International Group, Inc.	11,300	732
Chubb Corp.	900	84
Cigna Corp.	600	70
Cincinnati Financial Corp.	682	29
Loews Corp.	700	65
MBIA, Inc.	600	35
MGIC Investment Corp.	400	24
Principal Financial Group	1,100	55
Progressive Corp. (The)	900	104
SAFECO Corp.	500	28
St. Paul Travelers Cos., Inc. (The)	2,847	128
UnitedHealth Group, Inc.	5,500	318
UnumProvident Corp.	1,300	26
WellPoint, Inc. ‡	2,600	194
XL Capital, Ltd.–Class A	600	38
Insurance Agents, Brokers & Service (0.5%)
AON Corp.	1,200	41
Hartford Financial Services Group, Inc. (The)	1,100	88
Humana, Inc. ‡	700	31
Marsh & McLennan Cos., Inc.	2,300	67

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Leather & Leather Products (0.1%)
Coach, Inc. ‡	1,500	$48
Life Insurance (0.9%)
Jefferson Pilot Corp.	600	33
Lincoln National Corp.	800	40
Metlife, Inc.	3,100	153
Prudential Financial, Inc.	2,300	167
Torchmark Corp.	500	26
Lumber & Other Building Materials (1.2%)
Home Depot, Inc. (The)	9,400	386
Lowe's Cos., Inc.	3,400	207
Lumber & Wood Products (0.2%)
Georgia-Pacific Corp.	1,000	33
Louisiana-Pacific Corp.	500	12
Weyerhaeuser Co.	1,100	70
Management Services (0.1%)
Paychex, Inc.	1,400	54
Medical Instruments & Supplies (1.7%)
Bard, (C.R.) Inc.	500	31
Baxter International, Inc.	2,600	99
Becton Dickinson & Co.	900	46
Biomet, Inc.	900	31
Boston Scientific Corp. ‡	2,600	65
Guidant Corp.	1,300	82
Medtronic, Inc.	5,200	295
St. Jude Medical, Inc. ‡	1,400	67
Stryker Corp.	1,200	49
Zimmer Holdings, Inc. ‡	1,100	70
Metal Cans & Shipping Containers (0.0%)
Ball Corp.	500	20
Metal Mining (0.3%)
Freeport-McMoRan Copper & Gold, Inc.–Class B	800	40
Newmont Mining Corp.	1,800	77
Phelps Dodge Corp.	400	48
Mining (0.1%)
Vulcan Materials Co.	500	33
Mortgage Bankers & Brokers (0.2%)
Countrywide Financial Corp.	2,400	76
Motion Pictures (1.1%)
News Corp., Inc.–Class A	10,500	150
Time Warner, Inc.	20,400	364
Motor Vehicles, Parts & Supplies (0.0%)
Visteon Corp. ‡	600	5

	Shares	Value
Office Property (0.1%)
Equity Office Properties Trust	1,600	$49
Oil & Gas Extraction (2.7%)
Anadarko Petroleum Corp.	900	82
Apache Corp.	1,310	84
BJ Services Co.	1,400	49
Burlington Resources, Inc.	1,500	108
Devon Energy Corp.	1,900	115
EOG Resources, Inc.	900	61
Halliburton Co.	2,100	124
Kerr-McGee Corp.	500	43
Nabors Industries, Ltd. ‡	600	41
Noble Corp.	600	39
Occidental Petroleum Corp.	1,600	126
Rowan Cos., Inc.	500	16
Schlumberger, Ltd.	2,600	236
Transocean, Inc. ‡	1,500	86
Weatherford International, Ltd. ‡	600	38
XTO Energy, Inc.	1,533	67
Paper & Allied Products (1.1%)
3M Co.	3,400	258
Avery Dennison Corp.	500	28
Bemis Co.	500	13
International Paper Co.	2,000	58
Kimberly-Clark Corp.	1,900	108
MeadWestvaco Corp.	800	21
OfficeMax, Inc.	300	8
Pactiv Corp. ‡	600	12
Temple-Inland, Inc.	600	22
Personal Credit Institutions (0.4%)
Capital One Financial Corp.	1,000	76
SLM Corp.	1,700	94
Personal Services (0.1%)
H&R Block, Inc.	1,400	35
Petroleum Refining (5.9%)
Amerada Hess Corp.	400	50
Ashland, Inc.	300	16
Chevron Corp.	9,941	567
ConocoPhillips	6,008	393
Exxon Mobil Corp.	27,700	1,555
Marathon Oil Corp.	1,470	88
Murphy Oil Corp.	600	28
Sunoco, Inc.	600	45
Valero Energy Corp.	1,100	116
Pharmaceuticals (8.3%)
Abbott Laboratories	6,700	288

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Allergan, Inc.	600	$54
AmerisourceBergen Corp.	500	38
Amgen, Inc. ‡	5,372	407
Biogen Idec, Inc. ‡	1,300	53
Bristol-Myers Squibb Co.	8,500	180
Cardinal Health, Inc.	1,700	106
Chiron Corp. ‡	600	26
Forest Laboratories, Inc. ‡	1,300	49
Genzyme Corp. ‡	900	65
Gilead Sciences, Inc. ‡	1,800	85
Hospira, Inc. ‡	720	29
Johnson & Johnson	13,000	814
King Pharmaceuticals, Inc. ‡	900	14
Lilly (Eli) & Co.	4,900	244
McKesson Corp.	1,100	50
Medco Health Solutions, Inc. ‡	1,053	59
MedImmune, Inc. ‡	900	31
Merck & Co., Inc.	9,600	271
Mylan Laboratories	1,000	19
Pfizer, Inc.	31,640	688
Schering-Plough Corp.	6,400	130
Sigma-Aldrich Corp.	300	19
Watson Pharmaceuticals, Inc. ‡	500	17
Wyeth	5,700	254
Primary Metal Industries (0.4%)
Alcoa, Inc.	3,800	92
Allegheny Technologies, Inc.	400	11
Engelhard Corp.	500	14
Nucor Corp.	700	42
United States Steel Corp.	500	18
Printing & Publishing (0.5%)
Dow Jones & Co., Inc.	300	10
Gannett Co., Inc.	900	56
Knight-Ridder, Inc.	300	16
McGraw-Hill Cos., Inc. (The)	1,100	54
Meredith Corp.	200	10
New York Times Co.–Class A	600	16
RR Donnelley & Sons Co.	1,000	35
Tribune Co.	1,300	41
Radio & Television Broadcasting (0.1%)
Univision Communications, Inc.–Class A ‡	1,300	34
Radio, Television & Computer Stores (0.2%)
Best Buy Co., Inc.	1,750	77
Circuit City Stores, Inc.	800	14
RadioShack Corp.	700	15

	Shares	Value
Railroads (0.6%)
Burlington Northern Santa Fe Corp.	1,500	$93
CSX Corp.	1,000	46
Norfolk Southern Corp.	1,600	64
Union Pacific Corp.	1,200	83
Regional Mall (0.1%)
Simon Property Group, Inc.	1,000	72
Residential Building Construction (0.1%)
DR Horton, Inc.	900	28
Lennar Corp.–Class A	600	33
Restaurants (0.8%)
Darden Restaurants, Inc.	600	19
McDonald's Corp.	5,400	171
Starbucks Corp. ‡	3,000	85
Wendy's International, Inc.	500	23
Yum! Brands, Inc.	1,300	66
Retail Trade (0.3%)
Office Depot, Inc. ‡	1,200	33
Staples, Inc.	3,150	72
Tiffany & Co.	600	24
Rubber & Misc. Plastic Products (0.3%)
Cooper Tire & Rubber Co.	300	4
Goodyear Tire & Rubber Co. (The) ‡	800	13
Newell Rubbermaid, Inc.	1,000	23
NIKE, Inc.–Class B	1,000	84
Reebok International, Ltd.	300	17
Sealed Air Corp. ‡	400	20
Savings Institutions (0.5%)
Golden West Financial Corp.	1,100	65
Sovereign Bancorp, Inc.	1,400	30
Washington Mutual, Inc.	4,240	168
Security & Commodity Brokers (3.1%)
American Express Co.	5,100	254
Ameriprise Financial, Inc. ‡	1,020	38
Bear Stearns Cos. Inc. (The)	500	53
Charles Schwab Corp. (The)	4,900	74
E*TRADE Financial Corp. ‡	1,450	27
Federated Investors, Inc.–Class B	450	16
Franklin Resources, Inc.	900	80
Goldman Sachs Group, Inc. (The)	1,900	240
Janus Capital Group, Inc.	1,000	18
Lehman Brothers Holdings, Inc.	1,000	120
Merrill Lynch & Co., Inc.	4,100	265
Morgan Stanley	4,700	256
T. Rowe Price Group, Inc.	500	33

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Protected Principal Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Telecommunications (3.0%)
ALLTEL Corp.	1,200	$74
AT&T Corp.	3,500	69
BellSouth Corp.	7,900	206
CenturyTel, Inc.	600	20
Citizens Communications Co.	1,300	16
Qwest Communications International ‡	7,300	32
SBC Communications, Inc.	14,300	341
Sprint Nextel Corp.	12,534	292
Verizon Communications, Inc.	12,100	381
Tobacco Products (0.1%)
Reynolds American, Inc.	500	43
UST, Inc.	700	29
Toys, Games & Hobbies (0.1%)
Hasbro, Inc.	700	13
Mattel, Inc.	1,600	24
Transportation Equipment (0.0%)
Brunswick Corp.	400	15
Trucking & Warehousing (0.7%)
United Parcel Service, Inc.–Class B	4,800	350
Variety Stores (1.9%)
Big Lots, Inc. ‡	500	6
Costco Wholesale Corp.	1,900	92
Dollar General Corp.	1,100	21
Family Dollar Stores, Inc.	700	16
Sears Holdings Corp. ‡	383	46
Target Corp.	3,800	212
Wal-Mart Stores, Inc.	10,700	506
Warehouse (0.1%)
Prologis	850	37
Water Transportation (0.2%)
Carnival Corp.	2,000	99
Wholesale Trade Durable Goods (0.1%)
Grainger (W.W.), Inc.	400	27
Patterson Cos., Inc. ‡	600	25
Wholesale Trade Nondurable Goods (0.2%)
SUPERVALU, Inc.	600	19
SYSCO Corp.	2,700	86
Total Common Stocks (cost: $37,317)		47,424

	Contracts w	Value
PURCHASED OPTIONS (0.3%)
Put Options (0.3%)
S & P 500 Index	165	$25
Put Strike $1,125.00
Expires 11/19/2005
S & P 500 Index Put Strike $1,100.00 Expires 12/17/2005	61	17
S & P 500 Index Put Strike $1,125.00 Expires 12/17/2005	101	43
S & P 500 Index Put Strike $1,100.00 Expires 01/21/2006	61	34
Total Purchased Options (cost: $264)		119
Total Investment Securities (cost: $37,581)		47,543
WRITTEN OPTIONS (-1.5%)
Covered Call Options (-1.5%)
S & P 500 Index Call Strike $1,200.00 Expires 12/17/2005	101	(281)
S & P 500 Index Call Strike $1,225.00 Expires 12/17/2005	108	(151)
S & P 500 Index Call Strike $1,200.00 Expires 11/19/2005	50	(92)
S & P 500 Index Call Strike $1,225.00 Expires 11/19/2005	86	(49)
S & P 500 Index Call Strike $1,180.00 Expires 11/19/2005	43	(143)
Total Written Options (premiums: $1,161)		(716)
SUMMARY:
Investment securities, at value	99.0%	$47,543
Written options	(1.5)%	(716)
Other assets in excess of liabilities	2.5%	1,208
Net Assets	100.0%	$48,035

NOTES TO SCHEDULE OF INVESTMENTS:

#  Substantially all of the Fund's securities are memo pledged as collateral by the custodian for the listed short index option contracts written by the Fund (see Note 1).

‡  Non-income producing.

w  Contract amounts are not in thousands.

DEFINITIONS:

REIT  Real Estate Investment Trust

SPDR  Standard & Poor's Depositary Receipts

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Protected Principal Stock

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $37,581)	$47,543
Cash	1,317
Receivables:
Interest	3
Dividends	53
Other	3
48,919
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	26
Management and advisory fees	74
Distribution and service fees	37
Transfer agent fees	4
Administration fees	1
Written options (premiums $1,161)	716
Other	26
884
Net Assets	$48,035
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$40,062
Accumulated net investment income (loss)	–
Accumulated net realized gain (loss) from investment securities and written option contracts	(2,434)
Net unrealized appreciation (depreciation) on: Investment securities	9,962
Written option contracts	445
Net Assets	$48,035
Net Assets by Class:
Class A	$6,906
Class B	34,487
Class C	4,924
Class M	1,718
Shares Outstanding:
Class A	614
Class B	3,098
Class C	443
Class M	154
Net Asset Value Per Share:
Class A	$11.24
Class B	11.13
Class C	11.12
Class M	11.14
Maximum Offering Price Per Share (a):
Class A	$11.89
Class M	11.25

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and M shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$29
Dividends	1,114
1,143
Expenses:
Management and advisory fees	682
Distribution and service fees:
Class A	26
Class B	373
Class C	57
Class M	18
Transfer agent fees:
Class A	6
Class B	27
Class C	4
Class M	2
Printing and shareholder reports	8
Custody fees	33
Administration fees	10
Legal fees	4
Audit fees	27
Trustees fees	2
Registration fees:
Class A	9
Class B	13
Class C	2
Other	11
Total expenses before recapture of waived expenses	1,314
Recaptured expenses	52
Net expenses	1,366
Net Investment Income (Loss)	(223)
Net Realized Gain (Loss) from:
Investment securities	1,480
Written option contracts	35
1,515
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	916
Written option contracts	443
1,359
Net Gain (Loss) on Investment Securities and Written Options	2,874
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,651

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Protected Principal Stock

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(223)	$(572)
Net realized gain (loss) from investment securities and written options	1,515	477
Net unrealized appreciation (depreciation) on investment securities and written options	1,359	2,835
	2,651	2,740
Capital Share Transactions:
Proceeds from shares sold:
Class A	–	5
Class B	–	2
Class C	–	2
	–	9
Cost of shares redeemed:
Class A	(1,511)	(1,733)
Class B	(8,122)	(7,872)
Class C	(1,783)	(907)
Class M	(701)	(1,382)
	(12,117)	(11,894)
	(12,117)	(11,885)
Net increase (decrease) in net assets	(9,466)	(9,145)
Net Assets:
Beginning of year	57,501	66,646
End of year	$48,035	$57,501
Accumulated Net Investment Income (Loss)	$–	$–
Share Activity:
Shares issued:
	–	–
Shares redeemed:
Class A	(138)	(167)
Class B	(746)	(760)
Class C	(164)	(87)
Class M	(65)	(133)
	(1,113)	(1,147)
Net increase (decrease) in shares outstanding:
Class A	(138)	(167)
Class B	(746)	(760)
Class C	(164)	(87)
Class M	(65)	(133)
	(1,113)	(1,147)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Protected Principal Stock

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.64	$0.01	$0.59	$0.60	$–	$–	$–	$11.24
	10/31/2004	10.15	(0.05)	0.54	0.49	–	–	–	10.64
	10/31/2003	10.01	(0.04)	0.92	0.88	–	(0.74)	(0.74)	10.15
	10/31/2002	10.00	(0.02)	0.03	0.01	–	–	–	10.01
Class B	10/31/2005	10.60	(0.06)	0.59	0.53	–	–	–	11.13
	10/31/2004	10.15	(0.10)	0.55	0.45	–	–	–	10.60
	10/31/2003	10.01	(0.11)	0.99	0.88	–	(0.74)	(0.74)	10.15
	10/31/2002	10.00	(0.04)	0.05	0.01	–	–	–	10.01
Class C	10/31/2005	10.58	(0.05)	0.59	0.54	–	–	–	11.12
	10/31/2004	10.15	(0.12)	0.55	0.43	–	–	–	10.58
	10/31/2003	10.01	(0.11)	0.99	0.88	–	(0.74)	(0.74)	10.15
	10/31/2002	10.00	(0.04)	0.05	0.01	–	–	–	10.01
Class M	10/31/2005	10.59	(0.04)	0.59	0.55	–	–	–	11.14
	10/31/2004	10.14	(0.10)	0.55	0.45	–	–	–	10.59
	10/31/2003	10.01	(0.10)	0.97	0.87	–	(0.74)	(0.74)	10.14
	10/31/2002	10.00	(0.04)	0.05	0.01	–	–	–	10.01

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)				Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)		Total (f)		Net Assets (a)	Rate (b)
Class A	10/31/2005	5.64%	$6,906	2.12	% (h)	2.12	% (h)	0.05%	3%
	10/31/2004	4.82	8,006	2.22	(i)	2.22	(i)	(0.53)	1
	10/31/2003	9.44	9,320	2.25		2.25		(0.46)	3
	10/31/2002	0.10	10,381	2.25		2.62		(0.70)	14
Class B	10/31/2005	5.00	34,487	2.69	(h)	2.69	(h)	(0.51)	3
	10/31/2004	4.43	40,756	2.69	(i)	2.69	(i)	(0.97)	1
	10/31/2003	9.44	46,709	2.90		2.90		(1.11)	3
	10/31/2002	0.10	47,170	2.90		3.28		(1.35)	14
Class C	10/31/2005	5.10	4,924	2.69	(h)	2.69	(h)	(0.50)	3
	10/31/2004	4.24	6,423	2.82	(i)	2.82	(i)	(1.12)	1
	10/31/2003	9.44	7,041	2.90		2.90		(1.11)	3
	10/31/2002	0.10	6,969	2.90		3.28		(1.35)	14
Class M	10/31/2005	5.19	1,718	2.59	(h)	2.59	(h)	(0.39)	3
	10/31/2004	4.44	2,316	2.80	(i)	2.80	(i)	(1.01)	1
	10/31/2003	9.33	3,576	2.80		2.80		(1.01)	3
	10/31/2002	0.10	4,076	2.80		3.18		(1.25)	14

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Protected Principal Stock

FINANCIAL HIGHLIGHTS (continued)
NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements.

(g)  TA IDEX Protected Principal Stock commenced operations on July 1, 2002.

(h)  Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.10%, 0.10%, 0.10% and 0.10% for Class A, Class B, Class C and Class M, respectively (see Note 2).

(i)  Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor. The impact of recaptured expenses was 0.06%, 0.06%, 0.06% and 0.07% for Class A, Class B, Class C and Class M, respectively (see Note 2).

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Protected Principal Stock (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares converted to Class C. Class B shares will convert to Class A shares eight years after purchase. Currently all share classes are closed to new investors. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open contracts at October 31, 2005, are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Beginning Balance 10/31/2004	$849	501
Sales	8,160	2,831
Closing Buys	(7,283)	(2,757)
Expirations	(565)	(187)
Exercised	–	–
Balance at 10/31/2005	$1,161	388

*  Contracts not in thousands

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

TA IDEX Protected Principal Stock Guarantee: The Fund's investment adviser, TFAI, guarantees shareholders a Guaranteed Amount five years after the end of the Offering Period. The Guaranteed Amount will be no less than the value of that shareholder's account on the Investment Date, less extraordinary charges, provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares ("Guarantee"). Please see the Prospectus and Statement of Additional Information for further information on the Guarantee.

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

1.30% of the first $100 million of ANA
1.25% of ANA over $100 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.90% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

For the year ended October 31, 2005, the Fund recaptured the following of previously waived expenses.

Amount Recaptured	Year Waived/ Reimbursed
$43	Fiscal Year 2002
9	Fiscal Year 2003
$52

There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class M	0.90%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A and M shares and contingent deferred sales charges from Classes B, M, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$–
Retained by Underwriter	–
Contingent Deferred Sales Charge	219

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $37 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX Protected Principal Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $3.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$1,629
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	14,561
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, capital loss carryforwards, net operating losses, options and REITs.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(231)
Accumulated net investment income (loss)	223
Accumulated net realized gain (loss) from investment securities.	8

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$2,138	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2005 was $1,923.

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(2,138)
Net Unrealized Appreciation (Depreciation)	$10,111	*

*  Amount includes unrealized appreciation (depreciation) from derivative instrument and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$37,877
Unrealized Appreciation	$11,522
Unrealized (Depreciation)	(1,856)
Net Unrealized Appreciation (Depreciation)	$9,666

NOTE 5. REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Protected Principal Stock

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Protected Principal Stock (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

18

TA IDEX Salomon All Cap

MARKET ENVIRONMENT

The stock market, over the past year, has been affected by the twin headwinds of rising energy prices and rising interest rates. When interest rates and energy prices rise sharply in combination, the stock market, historically, has had difficulty making significant progress. For example, 1994 was a year in which interest rates and energy prices were rising and the stock market was up approximately 1%. In 2000, both were rising sharply although energy prices were coming from a much lower level than they have recently. Although there were other important things happening in 2000 (Internet/technology bubble), once again the "twin headwinds" were partially responsible for a difficult year where stocks were concerned.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Salomon All Cap, Class A, returned 8.79%. By comparison its benchmark the Russell 3000 Index ("Russell 3000") returned 10.60%.

STRATEGY REVIEW

Generally speaking, the portfolio's performance was weaker earlier in the fiscal year and stronger as the year progressed.

The energy sector contributed approximately 4.80% during the year versus 2.40% for the benchmark and was the most significant contributor during the year. The largest detractor was the healthcare sector. During the year, this sector contributed approximately 0.30% versus 1.75% for the benchmark.

The five largest contributors to portfolio performance during the latest fiscal year were: The Williams Companies, Inc. (+0.87%); Mitsubishi UFJ Financial Group, Inc. (+0.77%); Canadian Natural Resources Limited (+0.71%); Halliburton Company (+0.70%); and Motorola, Inc. (+0.59%). The five largest detractors to performance included: Solectron Corporation (–0.49%); Alcoa Inc. (–0.35%); Pfizer Inc. (–0.33%); Aphton Corporation (–0.33%); and Lucent Technologies Inc. (–.30%).

Over the past five years, smaller companies have outperformed larger ones, as measured by their respective Russell indices. As of the portfolio's fiscal-year end, our work suggested that many larger companies were attractive. In fact, they may be as attractive, relative to other segments of the market, as at any time in the last 20 years. During 2005, we began to increase our holdings in larger companies consistent with these findings. However, these larger companies still lagged during the year and this fact accounts for at least part of our modest underperformance. For example, if we look at both the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Russell 3000 performance by deciles over the last year, we find that the largest companies were distinct underachievers. This has been most pronounced in the S&P 500 where the largest decile includes 50 companies versus 300 in the largest Russell 3000 decile.

John J. Goode

Peter J. Hable

Co-Fund Managers
Salomon Brothers Asset Management Inc.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Salomon All Cap

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	8.79%	1.53%	8.26%	3/1/99
Class A (POP)	2.80%	0.39%	7.35%	3/1/99
Russell 3000[1]	10.60%	(0.81)%	2.34%	3/1/99
Class B (NAV)	7.84%	0.82%	7.54%	3/1/99
Class B (POP)	2.84%	0.63%	7.54%	3/1/99
Class C (NAV)	7.89%	–	14.61%	11/11/02
Class C (POP)	6.89%	–	14.61%	11/11/02

NOTES

1  The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a "non-diversified" fund may be subject to specific risks such as susceptibility to single economic political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Salomon All Cap

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,080.50	1.41%	$7.39
Hypothetical (b)	1,000.00	1,018.10	1.41	7.17
Class B
Actual	1,000.00	1,075.50	2.33	12.19
Hypothetical (b)	1,000.00	1,013.46	2.33	11.82
Class C
Actual	1,000.00	1,076.20	2.19	11.46
Hypothetical (b)	1,000.00	1,014.17	2.19	11.12

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Salomon All Cap

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (90.9%)
Aerospace (1.1%)
Boeing Co. (The)	58,300	$3,769
Air Transportation (1.6%)
Southwest Airlines Co.	346,800	5,552
Amusement & Recreation Services (1.6%)
Disney (Walt) Co. (The)	225,900	5,505
Automotive (1.0%)
Lear Corp. †	111,300	3,390
Beverages (0.5%)
Molson Coors Brewing Co.–Class B	30,000	1,851
Business Services (1.9%)
Clear Channel Communications, Inc.	53,200	1,618
Interpublic Group of Cos., Inc. †‡	475,100	4,908
Chemicals & Allied Products (3.0%)
Dow Chemical Co. (The)	99,000	4,540
du Pont (E.I.) de Nemours & Co.	137,400	5,728
Commercial Banks (6.9%)
JP Morgan Chase & Co.	211,700	7,753
MBNA Corp.	141,600	3,621
Mitsubishi Tokyo Financial Group, Inc.	690	8,599
State Street Corp.	75,000	4,142
Communication (1.3%)
Comcast Corp.–Special Class A ‡	160,700	4,405
Communications Equipment (3.6%)
Lucent Technologies, Inc. ‡	1,291,800	3,682
Motorola, Inc.	220,800	4,893
Nokia Corp., ADR	235,800	3,966
Computer & Data Processing Services (2.9%)
Micromuse, Inc. ‡	385,600	2,765
Microsoft Corp.	284,200	7,304
Computer & Office Equipment (1.6%)
Cisco Systems, Inc. ‡	253,800	4,429
LG. Philips LCD Co., Ltd., ADR †‡	61,500	1,169
Diversified (0.8%)
Honeywell International, Inc.	85,000	2,907
Electronic & Other Electric Equipment (1.0%)
Samsung Electronics Co., Ltd., GDR–144A	13,300	3,551
Electronic Components & Accessories (3.0%)
Novellus Systems, Inc.	101,800	2,225
Solectron Corp. †‡	248,020	876
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	522,155	4,219
Texas Instruments, Inc.	114,900	3,280

	Shares	Value
Food & Kindred Products (2.1%)
Kraft Foods, Inc.–Class A †	118,700	$3,359
Unilever PLC, Sponsored ADR †	97,400	3,955
Food Stores (1.4%)
Safeway, Inc. †	209,600	4,875
Gas Production & Distribution (1.3%)
Dynegy, Inc.–Class A †‡	53,100	236
Williams Cos., Inc. (The)	185,400	4,134
Health Services (1.0%)
Enzo Biochemical, Inc. †‡	243,499	3,321
Industrial Machinery & Equipment (4.5%)
Applied Materials, Inc.	259,600	4,252
Baker Hughes, Inc.	50,600	2,781
Caterpillar, Inc.	101,500	5,338
Deere & Co. †	53,100	3,222
Instruments & Related Products (2.8%)
Agilent Technologies, Inc. ‡	123,300	3,947
Raytheon Co.	153,900	5,687
Insurance (7.1%)
AMBAC Financial Group, Inc.	53,100	3,764
American International Group, Inc.	69,300	4,491
Chubb Corp.	57,280	5,325
MGIC Investment Corp.	60,300	3,572
PMI Group, Inc. (The)	192,000	7,657
Insurance Agents, Brokers & Service (1.1%)
Hartford Financial Services Group, Inc. (The)	47,300	3,772
Lumber & Other Building Materials (1.3%)
Home Depot, Inc. (The)	108,700	4,461
Lumber & Wood Products (1.3%)
Weyerhaeuser Co.	70,200	4,447
Mining (0.0%)
WGI Heavy Minerals, Inc. ‡	127,600	97
Motion Pictures (3.3%)
News Corp., Inc.–Class A	122,100	1,740
News Corp., Inc.–Class B †	283,800	4,274
Time Warner, Inc.	296,800	5,292
Oil & Gas Extraction (3.6%)
Anadarko Petroleum Corp.	39,600	3,592
GlobalSantaFe Corp.	54,900	2,446
Halliburton Co.	63,200	3,735
Schlumberger, Ltd.	32,000	2,905
Paper & Allied Products (0.3%)
Smurfit-Stone Container Corp. ‡	102,800	1,086

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Salomon All Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Petroleum Refining (4.3%)
BP PLC, ADR	17,800	$1,182
Chevron Corp.	38,700	2,209
ConocoPhillips	40,400	2,641
Exxon Mobil Corp.	58,200	3,267
Murphy Oil Corp.	124,300	5,824
Pharmaceuticals (10.9%)
Abbott Laboratories	117,700	5,067
Amgen, Inc. ‡	49,700	3,765
Aphton Corp. †‡	553,200	255
GlaxoSmithKline PLC, ADR	97,600	5,074
Johnson & Johnson	99,500	6,231
Lilly (Eli) & Co.	47,600	2,370
Novartis AG, ADR	118,500	6,378
Pfizer, Inc.	161,600	3,513
Wyeth	115,200	5,133
Primary Metal Industries (3.4%)
Alcoa, Inc.	149,600	3,634
Engelhard Corp.	127,700	3,474
RTI International Metals, Inc. ‡	139,600	4,679
Radio & Television Broadcasting (1.0%)
Pearson PLC	307,600	3,420
Security & Commodity Brokers (3.3%)
American Express Co.	86,500	4,305
Ameriprise Financial, Inc. ‡	17,300	644
Goldman Sachs Group, Inc. (The)	7,100	897
Merrill Lynch & Co., Inc.	85,100	5,509
Telecommunications (1.3%)
Vodafone Group PLC, ADR	174,000	4,569
Toys, Games & Hobbies (1.8%)
Hasbro, Inc.	190,300	3,585
Mattel, Inc.	182,800	2,696
Variety Stores (1.3%)
Wal-Mart Stores, Inc.	96,500	4,565
Wholesale Trade Durable Goods (0.0%)
IKON Office Solutions, Inc.	6,700	67
Wholesale Trade Nondurable Goods (0.7%)
Unilever PLC	225,600	2,282
Total Common Stocks (cost: $287,855)		315,645
	Principal	Value
SECURITY LENDING COLLATERAL (7.7%)
Debt (7.1%)
Bank Notes (0.5%)
Bank of America
3.81%, due 06/07/2006 *	$749	$749
3.81%, due 08/10/2006 *	743	743
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	149	149

	Principal	Value
Certificates Of Deposit (0.5%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	$594	$594
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	473	473
Rabobank Nederland 4.03%, due 05/31/2006 *	743	743
Commercial Paper (1.5%)
Ciesco LLC 4.00%, due 11/03/2005	742	742
General Electric Capital Corp. 3.96%, due 12/05/2005	594	594
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	593	593
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	588	588
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	446	446
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	442	442
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	446	446
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	740 738	740 738
Euro Dollar Overnight (1.7%)
Bank of Montreal 3.79%, due 11/01/2005	446	446
Barclays 3.80%, due 11/04/2005	594	594
BNP Paribas 3.83%, due 11/02/2005	892	892
Deutsche Bank 3.80%, due 11/02/2005	1,486	1,486
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	446	446
Royal Bank of Scotland 3.76%, due 11/01/2005	594	594
Svenska Handlesbanken 4.03%, due 11/01/2005	765	765
UBS AG 3.80%, due 11/03/2005	594	594
Euro Dollar Terms (0.6%)
Royal Bank of Scotland 4.00%, due 12/12/2005	594	594
UBS AG 4.02%, due 12/01/2005	594	594
Wells Fargo 3.96%, due 11/14/2005	892	892

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Salomon All Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Promissory Notes (0.2%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	$624	$624
Repurchase Agreements (2.1%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $1,013 on 11/01/2005	1,013	1,013
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $2,526 on 11/01/2005	2,526	2,526
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $70 on 11/01/2005	70	70
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $2,972 on 11/01/2005	2,972	2,972
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $891 on 11/01/2005	891	891

	Shares	Value
Investment Companies (0.6%)
Money Market Funds (0.6%)
American Beacon Fund 1-day yield of 3.81%	640,707	$641
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	594,383	594
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	92,586	93
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	587,814	588
Total Security Lending Collateral (cost: $26,689)		26,689
Total Investment Securities (cost: $314,544)		$342,334
SUMMARY:
Investment securities , at value	98.6%	$342,334
Other assets in excess of liabilities	1.4%	4,998
Net assets	100.0%	$347,332

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $24,476.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $7,621, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $6,066 or 1.7% of the net assets of the Fund.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Salomon All Cap

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $314,544) (including securities loaned of $24,476)	$342,334
Cash	30,581
Receivables:
Investment securities sold	2,457
Shares of beneficial interest sold	108
Interest	74
Dividends	254
Other	24
375,832
Liabilities:
Investment securities purchased	542
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	663
Management and advisory fees	237
Distribution and service fees	200
Transfer agent fees	79
Administration fees	6
Payable for collateral for securities on loan	26,689
Other	84
28,500
Net Assets	$347,332
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	310,582
Accumulated net investment income (loss)	(7)
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	8,969
Net unrealized appreciation (depreciation) on:
Investment securities	27,788
Net Assets	$347,332
Net Assets by Class:
Class A	$173,929
Class B	123,494
Class C	49,909
Shares Outstanding:
Class A	10,802
Class B	8,023
Class C	3,242
Net Asset Value Per Share:
Class A	$16.10
Class B	15.39
Class C	15.39
Maximum Offering Price Per Share (a):
Class A	$17.04

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$528
Dividends (net of withholding taxes on foreign dividends of $74)	7,099
Income from loaned securities–net	79
7,706
Expenses:
Management and advisory fees	3,685
Distribution and service fees:
Class A	938
Class B	1,406
Class C	584
Transfer agent fees:
Class A	260
Class B	437
Class C	150
Printing and shareholder reports	122
Custody fees	60
Administration fees	88
Legal fees	38
Audit fees	18
Trustees fees	26
Registration fees:
Class A	24
Class B	15
Class C	13
Other	8
Total expenses	7,872
Net Investment Income (Loss)	(166)
Net Realized Gain (Loss) From:
Investment securities	58,910
Foreign currency transactions	(32)
58,878
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(15,198)
Net Gain (Loss) on Investment Securities and Foreign Currency Transactions	43,680
Net Increase (Decrease) in Net Assets Resulting from Operations	$43,514

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Salomon All Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(166)	$(2,597)
Net realized gain (loss) from investment securities and foreign currency transactions	58,878	25,144
Net unrealized appreciation (depreciation) on investment securities	(15,198)	6,182
	43,514	28,729
Distributions to Shareholders:
From net investment income:
Class A	(19)	–
	(19)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	4,851	172,341
Class B	6,793	20,598
Class C	2,933	8,093
Class C2	–	2,046
Class M	–	2,231
	14,577	205,309
Dividends and distributions reinvested:
Class A	19	–
	19	–
Cost of shares redeemed:
Class A	(297,064)	(22,683)
Class B	(44,894)	(36,255)
Class C	(23,071)	(7,530)
Class C2	–	(7,820)
Class M	–	(9,325)
	(365,029)	(83,613)
Redemption fees:
Class B	3	–
	3	–
Class level exchanges:
Class C	–	62,362
Class C2	–	(30,201)
Class M	–	(32,161)
	–	–
Automatic conversions:
Class A	294	98
Class B	(294)	(98)
	–	–
	(350,430)	121,696
Net increase (decrease) in net assets	(306,935)	150,425
Net Assets:
Beginning of year	654,267	503,842
End of year	$347,332	$654,267
Accumulated Net Investment Income (Loss)	$(7)	$(6)

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	309	11,625
Class B	452	1,436
Class C	195	567
Class C2	–	143
Class M	–	154
	956	13,925
Shares issued–reinvested from distributions:
Class A	1	–
	1	–
Shares redeemed:
Class A	(19,117)	(1,535)
Class B	(2,978)	(2,548)
Class C	(1,537)	(536)
Class C2	–	(542)
Class M	–	(650)
	(23,632)	(5,811)
Class level exchanges:
Class C	–	4,365
Class C2	–	(2,082)
Class M	–	(2,271)
	–	12
Automatic conversions:
Class A	19	6
Class B	(19)	(6)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(18,788)	10,096
Class B	(2,545)	(1,118)
Class C	(1,342)	4,396
Class C2	–	(2,481)
Class M	–	(2,767)
	(22,675)	8,126

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Salomon All Cap

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions				Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income		From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$14.80	$0.06	$1.24	$1.30	$–	(h)	$–	$–	$16.10
	10/31/2004	13.95	(0.03)	0.88	0.85	–		–	–	14.80
	10/31/2003	10.34	(0.04)	3.65	3.61	–		–	–	13.95
	10/31/2002	13.63	–	(3.15)	(3.15)	–		(0.14)	(0.14)	10.34
	10/31/2001	15.51	0.12	(1.58)	(1.46)	–		(0.42)	(0.42)	13.63
Class B	10/31/2005	14.27	(0.09)	1.21	1.12	–		–	–	15.39
	10/31/2004	13.53	(0.11)	0.85	0.74	–		–	–	14.27
	10/31/2003	10.08	(0.12)	3.57	3.45	–		–	–	13.53
	10/31/2002	13.41	(0.10)	(3.09)	(3.19)	–		(0.14)	(0.14)	10.08
	10/31/2001	15.36	0.02	(1.55)	(1.53)	–		(0.42)	(0.42)	13.41
Class C	10/31/2005	14.26	(0.08)	1.21	1.13	–		–	–	15.39
	10/31/2004	13.53	(0.12)	0.85	0.73	–		–	–	14.26
	10/31/2003	10.26	(0.12)	3.39	3.27	–		–	–	13.53

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	8.79%	$173,929	1.32%	1.32%	0.36%	27%
	10/31/2004	6.09	438,047	1.33	1.33	(0.17)	25
	10/31/2003	34.91	271,958	1.55	1.64	(0.36)	30
	10/31/2002	(23.44)	57,528	1.55	1.65	(0.03)	162
	10/31/2001	(9.49)	77,791	1.58	1.68	0.75	82
Class B	10/31/2005	7.84	123,494	2.19	2.19	(0.58)	27
	10/31/2004	5.48	150,829	1.97	1.97	(0.80)	25
	10/31/2003	34.23	158,147	2.20	2.29	(1.01)	30
	10/31/2002	(24.11)	130,709	2.20	2.30	(0.68)	162
	10/31/2001	(10.09)	167,214	2.23	2.33	0.10	82
Class C	10/31/2005	7.89	49,909	2.15	2.15	(0.53)	27
	10/31/2004	5.43	65,391	1.99	1.99	(0.83)	25
	10/31/2003	31.87	2,547	2.20	2.29	(1.01)	30

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Rounds to less than $(0.01) per share.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Salomon All Cap

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Salomon All Cap (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is "non-diversified" under the 1940 act.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended October 31, 2005, of $119 are included in net realized gains on the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $34, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received $3 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule represents the percentage of fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$12	–%
TA IDEX Asset Allocation– Growth Portfolio	39,002	11.23%
TA IDEX Asset Allocation– Moderate Growth Portfolio	50,874	14.65%
TA IDEX Asset Allocation– Moderate Portfolio	24,308	7.00%
Total	$114,196	32.88%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$532
Retained by Underwriter	23
Contingent Deferred Sales Charge	392

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $805 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $24.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the year ended October 31, 2005, were $19.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$116,827
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	468,033
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, excess distributions and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(199)
Accumulated net investment income (loss)	184
Undistributed net realized gain (loss) from investment securities	15

The capital loss carryforward utilized during the year ended October 31, 2005 was $49,607.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	19
Long-term Capital Gain	–

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Salomon All Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$-
Undistributed Long-term Capital Gains	$9,310
Capital Loss Carryforward	$-
Net Unrealized Appreciation (Depreciation)	$27,447	*

*  Amount includes unrealized gain/loss from foreign currency and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$314,885
Unrealized Appreciation	$42,665
Unrealized (Depreciation)	(15,216)
Net Unrealized Appreciation (Depreciation)	$27,449

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Salomon All Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Salomon All Cap (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Salomon All Cap

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $6,971 as qualified dividend income.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX Salomon Investors Value

MARKET ENVIRONMENT

There was no shortage of problems for the U.S. economy to overcome during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. However, the economy proved to be surprisingly resilient during the fiscal year.

The Federal Reserve Board ("Fed") continued to raise interest rates over the period in an attempt to ward off inflation. After raising rates in June, August, and September 2004, the Fed increased its target for the federal funds rate in 0.25% increments eight additional times in the fiscal period. All told, the Fed's eleven rate hikes have brought the target for the federal funds rate from 1.00% to 3.75%. This represents the longest sustained Fed tightening cycle since 1977-1979.

The top-performing sector of the Standard and Poor's 500 Composite Stock Index ("S&P 500") was energy, gaining 34%. Other leading sectors included utilities (23%) and consumer staples (10%). All sectors had positive returns during the period with the exception of consumer discretionary (–1%) and telecommunications (–1%), which was marginally negative.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Salomon Investors Value, Class A returned 9.60%. By comparison its primary and secondary benchmarks, the S&P 500 and the Russell 1000 Value Index ("Russell 1000 Value"), returned 8.71% and 11.86%, respectively.

STRATEGY REVIEW

While the portfolio outperformed its primary benchmark, the S&P 500, during the period, it underperformed its secondary benchmark, the Russell 1000 Value, due to both sector allocation and security selection. An underweight position in materials and an overweight position in consumer staples contributed positively to performance; however, this benefit was more than offset by the underweight position in utilities and the overweight position in consumer discretionary, which held back performance.

Security selection was strongest in the telecommunication and consumer discretionary sectors and weakest in the information technology and healthcare sectors. Top contributors during the period included Altria Group, Inc., Marathon Oil Corporation, ENSCO International Incorporated, Loews Corporation and Total SA. We continue to hold these stocks.

Stocks that detracted from performance came from a number of different sectors and included Lexmark International, Inc. ("Lexmark"), Pfizer Inc., News Corporation, Sprint Nextel Corp. and Comcast Corporation.

In the beginning of October Lexmark shares fell sharply after the company pre-announced it was slashing its profit forecast. The company underestimated the competitive pressures in the printer industry and was forced to cut prices to stem market share losses. We sold our position since we believe the investment thesis is impaired.

During the period, we have reduced our technology and utilities weightings in the portfolio and increased our financials weighting. We are currently overweight in the consumer discretionary, healthcare and consumer staples sectors and underweight in the financials, utilities and energy sectors versus the Russell 1000 Value.

Mark J. McAllister, CFA

Robert Feitler

Co-Fund Managers
Salomon Brothers Asset Management Inc

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Salomon Investors Value

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	9.60%	3.71%	5.47%	2/1/97
Class A (POP)	3.57%	2.54%	4.79%	2/1/97
S&P 500[1]	8.71%	(1.73)%	6.66%	2/1/97
Russell 1000 Value[1]	11.86%	4.71%	9.04%	2/1/97
Class B (NAV)	8.53%	2.99%	4.78%	2/1/97
Class B (POP)	3.53%	2.81%	4.78%	2/1/97
Class C (NAV)	8.57%	–	13.58%	11/11/02
Class C (POP)	7.57%	–	13.58%	11/11/02

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and the Russell 1000 Value (Russell 1000 Value) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Salomon Investors Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,070.90	1.30%	$6.79
Hypothetical (b)	1,000.00	1,018.65	1.30	6.61
Class B
Actual	1,000.00	1,064.80	2.29	11.92
Hypothetical (b)	1,000.00	1,013.66	2.29	11.62
Class C
Actual	1,000.00	1,066.00	2.20	11.46
Hypothetical (b)	1,000.00	1,014.12	2.20	11.17

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Salomon Investors Value

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.8%)
Aerospace (4.7%)
Boeing Co. (The)	61,400	$3,969
Textron, Inc.	39,400	2,838
United Technologies Corp.	53,500	2,743
Business Credit Institutions (1.5%)
Freddie Mac	48,700	2,988
Chemicals & Allied Products (2.1%)
Air Products & Chemicals, Inc.	39,200	2,244
du Pont (E.I.) de Nemours & Co.	49,800	2,076
Commercial Banks (11.2%)
Bank of America Corp. †	156,100	6,828
Comerica, Inc.	36,600	2,115
JP Morgan Chase & Co.	91,000	3,332
MBNA Corp.	46,800	1,197
US Bancorp	67,300	1,991
Wachovia Corp.	60,800	3,072
Wells Fargo & Co.	70,800	4,262
Communication (3.6%)
Comcast Corp.–Class A ‡	106,100	2,953
EchoStar Communications Corp.–Class A	67,600	1,816
Liberty Global, Inc.–Class A ‡	13,460	333
Liberty Media Corp.–Class A ‡	269,300	2,146
Communications Equipment (4.4%)
Comverse Technology, Inc. ‡	74,100	1,860
Nokia Corp., ADR	236,700	3,981
Nortel Networks Corp. ‡	599,500	1,948
SES GLOBAL	72,400	1,145
Computer & Data Processing Services (1.9%)
Microsoft Corp.	153,800	3,953
Computer & Office Equipment (1.0%)
International Business Machines Corp.	25,300	2,072
Department Stores (1.0%)
JC Penney Co., Inc.	41,400	2,120
Electric Services (1.5%)
Sempra Energy	69,900	3,097
Electronic Components & Accessories (0.3%)
Maxim Integrated Products, Inc.	18,600	645
Food & Kindred Products (4.5%)
Altria Group, Inc.	91,400	6,860
Sara Lee Corp.	124,500	2,222
Food Stores (1.7%)
Kroger Co. ‡	173,400	3,451

	Shares	Value
Holding & Other Investment Offices (1.1%)
Equity Residential †	55,800	$2,190
Instruments & Related Products (1.0%)
Raytheon Co.	57,000	2,106
Insurance (9.7%)
American International Group, Inc.	73,100	4,737
Chubb Corp.	26,300	2,445
Loews Corp.	36,600	3,403
St. Paul Travelers Cos., Inc. (The)	42,300	1,905
UnitedHealth Group, Inc.	71,400	4,133
WellPoint, Inc. ‡	43,000	3,211
Manufacturing Industries (0.1%)
Liberty Clobal Inc.–Series C ‡	13,460	319
Motion Pictures (3.9%)
News Corp., Inc.–Class B †	306,800	4,620
Time Warner, Inc.	192,300	3,429
Office Property (1.0%)
Equity Office Properties Trust †	64,200	1,977
Oil & Gas Extraction (9.0%)
Burlington Resources, Inc.	25,600	1,849
ENSCO International, Inc.	95,200	4,340
GlobalSantaFe Corp.	54,800	2,441
Halliburton Co.	22,500	1,330
Nexen, Inc.	16,100	666
Royal Dutch Shell PLC–Class A, ADR †	35,000	2,171
Total SA, ADR †	43,200	5,444
Paper & Allied Products (2.2%)
Avery Dennison Corp. †	39,500	2,238
Kimberly-Clark Corp.	38,000	2,160
Personal Credit Institutions (2.3%)
Capital One Financial Corp.	60,200	4,596
Petroleum Refining (2.6%)
Marathon Oil Corp.	60,200	3,622
Suncor Energy, Inc.	31,500	1,689
Pharmaceuticals (6.0%)
Abbott Laboratories	47,000	2,023
Johnson & Johnson	37,300	2,336
Novartis AG, ADR	57,300	3,084
Pfizer, Inc.	90,100	1,959
Sanofi-Aventis, ADR	70,200	2,816
Restaurants (1.5%)
McDonald's Corp.	97,400	3,078
Rubber & Misc. Plastic Products (1.0%)
Newell Rubbermaid, Inc.	89,500	2,058

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Salomon Investors Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Savings Institutions (1.5%)
Golden West Financial Corp. †	51,900	$3,048
Security & Commodity Brokers (5.3%)
American Express Co.	61,000	3,036
Goldman Sachs Group, Inc. (The)	24,600	3,109
Merrill Lynch & Co., Inc.	70,500	4,564
Telecommunications (6.9%)
ALLTEL Corp.	63,200	3,909
AT&T Corp.	51,300	1,015
SBC Communications, Inc.	123,100	2,936
Sprint Nextel Corp.	267,713	6,240
Variety Stores (2.3%)
Target Corp.	35,100	1,955
Wal-Mart Stores, Inc.	55,800	2,640
Total Common Stocks (cost: $184,594)		197,084
	Principal	Value
SECURITY LENDING COLLATERAL (12.4%)
Debt (11.5%)
Bank Notes (0.7%)
Bank of America
3.81%, due 06/07/2006 *	$708	708
3.81%, due 08/10/2006 *	702	702
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	141	141
Certificates Of Deposit (0.8%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	562	562
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	447	447
Rabobank Nederland 4.03%, due 05/31/2006 *	702	702
Commercial Paper (2.5%)
Ciesco LLC 4.00%, due 11/03/2005	702	702
General Electric Capital Corp. 3.96%, due 12/05/2005	562	562
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	560	560
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	556	556
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	421	421
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	418	418
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	421	421

	Principal	Value
Commercial Paper (continued)
Yorktown Capital LLC
3.97%, due 11/09/2005	$700	$700
3.93%, due 11/17/2005	698	698
Euro Dollar Overnight (2.7%)
Bank of Montreal 3.79%, due 11/01/2005	421	421
Barclays 3.80%, due 11/04/2005	562	562
BNP Paribas 3.83%, due 11/02/2005	843	843
Deutsche Bank 3.80%, due 11/02/2005	1,405	1,405
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	421	421
Royal Bank of Scotland 3.76%, due 11/01/2005	562	562
Svenska Handlesbanken 4.03%, due 11/01/2005	724	724
UBS AG 3.80%, due 11/03/2005	562	562
Euro Dollar Terms (1.0%)
Royal Bank of Scotland 4.00%, due 12/12/2005	562	562
UBS AG 4.02%, due 12/01/2005	562	562
Wells Fargo 3.96%, due 11/14/2005	843	843
Promissory Notes (0.3%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	590	590
Repurchase Agreements (3.5%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $958 on 11/01/2005	957	957
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $2,388 on 11/01/2005	2,388	2,388
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $66 on 11/01/2005	66	66
Merrill Lynch & Co. 4.10, dated 10/31/2005 to be repurchased at $2,810 on 11/01/2005	2,810	2,810
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $842 on 11/01/2005	842	842

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Salomon Investors Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (0.9%)
Money Market Funds (0.9%)
American Beacon Fund 1-day yield of 3.81%	605,709	$606
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	561,915	562
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	87,528	88
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	555,705	556
Total Security Lending Collateral (cost: $25,232)		25,232
Total Investment Securities (cost: $209,826)		$222,316
SUMMARY:
Investment securities, at value	109.2%	$222,316
Liabilities in excess of other assets	(9.2)%	(18,791)
Net assets	100.0%	$203,525

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $24,380.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $7,205, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $2,376 or 1.2% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Salomon Investors Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $209,826) (including securities loaned of $24,380)	$222,316
Cash	5,976
Receivables:
Investment securities sold	628
Shares of beneficial interest sold	23
Interest	17
Dividends	125
Dividend reclaims receivable	1
Other	9
229,095
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	71
Management and advisory fees	135
Distribution and service fees	73
Transfer agent fees	13
Administration fees	3
Payable for collateral for securities on loan	25,232
Other	43
25,570
Net Assets	$203,525
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$147,896
Undistributed net investment income (loss)	(2)
Undistributed net realized gain (loss) from investment securities and foreign currency transactions	43,144
Net unrealized appreciation (depreciation) on:
Investment securities	12,489
Translation of assets and liabilites denominated in foreign currencies	(2)
Net Assets	$203,525
Net Assets by Class:
Class A	$180,933
Class B	17,684
Class C	4,908
Shares Outstanding:
Class A	12,772
Class B	1,312
Class C	366
Net Asset Value Per Share:
Class A	$14.17
Class B	13.48
Class C	13.43
Maximum Offering Price Per Share (a):
Class A	$14.99

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$167
Dividends (net of withholding taxes on foreign dividends of $96)	6,903
Income from loaned securities-net	25
7,095
Expenses:
Management and advisory fees	2,395
Distribution and service fees:
Class A	959
Class B	196
Class C	57
Transfer agent fees:
Class A	72
Class B	63
Class C	20
Printing and shareholder reports	20
Custody fees	40
Administration fees	56
Legal fees	25
Audit fees	18
Trustees fees	18
Registration fees:
Class A	30
Class B	12
Class C	10
Other	4
Total expenses	3,995
Less:
Reimbursement of class expenses:
Class B	(8)
Class C	(10)
Total reimbursed expenses	(18)
Net expenses	3,977
Net Investment Income (Loss)	3,118
Net Realized Gain (Loss) from:
Investment securities	44,094
Foreign currency transactions	2
44,096
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(14,131)
Translation of assets and liabilities denominated in foreign currencies	(2)
(14,133)
Net Gain (Loss) on Investment Securities and Foreign Currency Transactions	29,963
Net Increase (Decrease) in Net Assets Resulting from Operations	$33,081

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Salomon Investors Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$3,118	$2,595
Net realized gain (loss) from investment securities and foreign currency transactions	44,096	17,527
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	(14,133)	5,314
	33,081	25,436
Distributions to Shareholders:
From net investment income:
Class A	(3,927)	(2,368)
Class B	(57)	(158)
Class C	(29)	(10)
Class C2	–	(21)
Class M	–	(17)
	(4,013)	(2,574)
From net realized gains:
Class A	(6,313)	(8,881)
Class B	(331)	(495)
Class C	(97)	(37)
Class C2	–	(61)
Class M	–	(50)
	(6,741)	(9,524)
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,445	154,680
Class B	1,578	3,454
Class C	559	1,228
Class C2	–	287
Class M	–	254
	3,582	159,903
Dividends and distributions reinvested:
Class A	10,228	11,237
Class B	370	624
Class C	116	43
Class C2	–	73
Class M	–	65
	10,714	12,042
Cost of shares redeemed:
Class A	(257,683)	(6,237)
Class B	(5,210)	(4,752)
Class C	(2,104)	(814)
Class C2	–	(584)
Class M	–	(626)
	(264,997)	(13,013)
Class level exchanges:
Class C	–	4,670
Class C2	–	(2,688)
Class M	–	(1,982)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$790	$48
Class B	(790)	(48)
	–	–
	(250,701)	158,932
Net increase (decrease) in net assets	(228,374)	172,270
Net Assets:
Beginning of year	431,899	259,629
End of year	$203,525	$431,899
Undistributed Net Investment Income (Loss)	$(2)	$721
Share Activity:
Shares issued:
Class A	104	11,405
Class B	120	270
Class C	43	97
Class C2	–	22
Class M	–	19
	267	11,813
Shares issued–reinvested from distributions:
Class A	733	858
Class B	28	50
Class C	9	3
Class C2	–	6
Class M	–	5
	770	922
Shares redeemed:
Class A	(18,606)	(467)
Class B	(394)	(375)
Class C	(160)	(65)
Class C2	–	(45)
Class M	–	(48)
	(19,160)	(1,000)
Class level exchanges:
Class C	–	373
Class C2	–	(214)
Class M	–	(157)
	–	2
Automatic conversions:
Class A	57	4
Class B	(60)	(4)
	(3)	–
Net increase (decrease) in shares outstanding:
Class A	(17,712)	11,800
Class B	(306)	(59)
Class C	(108)	408
Class C2	–	(231)
Class M	–	(181)
	(18,126)	11,737

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Salomon Investors Value

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$13.30	$0.16	$1.11	$1.27	$(0.19)	$(0.21)	$(0.40)	$14.17
	10/31/2004	12.51	0.10	1.09	1.19	(0.10)	(0.30)	(0.40)	13.30
	10/31/2003	10.21	0.08	2.31	2.39	(0.02)	(0.07)	(0.09)	12.51
	10/31/2002	12.55	0.04	(2.10)	(2.06)	–	(0.28)	(0.28)	10.21
	10/31/2001	12.91	0.07	(0.42)	(0.35)	–	(0.01)	(0.01)	12.55
Class B	10/31/2005	12.65	– (h)	1.08	1.08	(0.04)	(0.21)	(0.25)	13.48
	10/31/2004	11.99	0.01	1.05	1.06	(0.10)	(0.30)	(0.40)	12.65
	10/31/2003	9.84	0.01	2.23	2.24	(0.02)	(0.07)	(0.09)	11.99
	10/31/2002	12.19	(0.01)	(2.06)	(2.07)	–	(0.28)	(0.28)	9.84
	10/31/2001	12.61	(0.02)	(0.39)	(0.41)	–	(0.01)	(0.01)	12.19
Class C	10/31/2005	12.62	– (h)	1.08	1.08	(0.06)	(0.21)	(0.27)	13.43
	10/31/2004	11.99	(0.05)	1.08	1.03	(0.10)	(0.30)	(0.40)	12.62
	10/31/2003	9.77	0.01	2.30	2.31	(0.02)	(0.07)	(0.09)	11.99

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	9.60%	$180,933	1.25%	1.25%	1.14%	47%
	10/31/2004	9.52	405,455	1.25	1.25	0.72	33
	10/31/2003	23.57	233,779	1.42	1.42	0.71	32
	10/31/2002	(16.90)	46,960	1.55	1.91	0.56	101
	10/31/2001	(2.68)	12,176	1.55	1.93	0.48	29
Class B	10/31/2005	8.53	17,684	2.20	2.24	0.02	47
	10/31/2004	8.82	20,463	1.86	1.86	0.11	33
	10/31/2003	22.93	20,102	2.07	2.07	0.06	32
	10/31/2002	(17.47)	16,980	2.20	2.56	(0.09)	101
	10/31/2001	(3.31)	20,034	2.20	2.58	(0.17)	29
Class C	10/31/2005	8.57	4,908	2.20	2.38	0.03	47
	10/31/2004	8.62	5,981	2.20	2.30	(0.37)	33
	10/31/2003	23.81	797	2.07	2.07	0.05	32

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Rounds to less than $0.01.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Salomon Investors Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Salomon Investors Value (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, Investors Bank & Trust Company ("IBT"), receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of less than $114 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $11, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Salomon Investors Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule represents the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$4,526	2.22%
TA IDEX Asset Allocation– Growth Portfolio	38,316	18.83%
TA IDEX Asset Allocation– Moderate Growth Portfolio	77,554	38.11%
TA IDEX Asset Allocation– Moderate Portfolio	48,507	23.83%
Total	$168,903	82.99%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2005
Class B	$8	10/31/2008
Class C	10	10/31/2008

There were no amounts recaptured during the year ended October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$76
Retained by Underwriter	4
Contingent Deferred Sales Charge	35

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Salomon Investors Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $148 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $9.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the year ended October 31, 2005, were $23.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$137,437
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	398,255
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, distribution reclassifications and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$5
Undistributed net investment income (loss)	172
Undistributed net realized gain (loss) from investment securities	$(177)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$6,640
Long-term capital gain	5,458
2005 Distributions paid from:
Ordinary Income	4,839
Long-term capital gain	5,915

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$6,874
Undistributed Long-term Capital Gains	$37,197
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$11,558	*

*  Amount includes unrealized appreciation (depreciation) from foreign currency and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$210,755
Unrealized Appreciation	$17,174
Unrealized (Depreciation)	(5,613)
Net Unrealized Appreciation (Depreciation)	$11,561

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Salomon Investors Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Salomon Investors Value (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Salomon Investors Value

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $6,482 as qualified dividend income.

For corporate shareholders, 56% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $5,914 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX T. Rowe Price Health Sciences

MARKET ENVIRONMENT

Stocks generally moved higher over the last twelve months. However, concerns about the pace of economic growth amid surging oil prices (which briefly reached $70 per barrel in September) and rising short-term interest rates limited their gains. All healthcare industries delivered strong positive returns other than pharmaceuticals. Healthcare services stocks, which benefited from moderating cost trends and consolidation, gained the most. The pharmaceutical industry was pressured on several fronts, as possible increased regulatory burdens, the imbalance between patent expirations for currently marketed remedies and important new drugs coming onto the market, and the threat of generic competition weighed on the group.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX T. Rowe Price Health Sciences, Class A returned 15.69%. By comparison its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), returned 8.71%.

STRATEGY REVIEW

We believe that superior long-term capital appreciation can be achieved by investing in health care companies that have the strongest ability to develop and market new products that will improve the practice of medicine and satisfy unmet medical needs.

Key elements to long-term success in health care investing include maintaining a balanced portfolio of companies in the major health care industries, such as pharmaceuticals, biotechnology, medical products and devices, and health care services; emphasizing therapeutic-based companies; and, all else being equal, holding smaller rather than larger companies. We believe that smaller firms provide investors with the best opportunities to benefit from successful new products.

Although the portfolio outperformed its benchmark, the S&P 500, for the twelve months ended October 31, 2005, it slightly underperformed its Lipper peer group. The benefits from our sector allocation decisions, especially our pharmaceuticals underweight, were more than offset by the negative impact of our weak stock selection.

Our underweight in poorly performing pharmaceutical shares was helpful. The benefits from our Roche Holding AG ("Roche") overweight and our Pfizer Inc. underweight were offset by the negative contribution from our heavier exposure in Elan Corporation, plc (which develops and markets pharmaceuticals and their delivery technology) and our allocation in Johnson & Johnson. Roche reported very strong first-half earnings, driven by solid pharmaceutical business results and Genentech, Inc. ("Genentech")-related income. On February 28, 2005, Elan and Biogen Idec voluntarily suspended marketing of their recently approved multiple sclerosis drug Tysabri, which was thought to have multibillion dollar sales potential. The drug was linked to a very rare and potentially fatal disease that affects the central nervous system.

In life sciences, strong stock selection and our average overweight added value. Dade Behring Holdings, Inc. (manufacture and distribution of diagnostic products and services) and Gen-Probe Incorporated (products for clinical disease diagnosis and for screening donated human blood) aided performance, but our overweight in Affymetrix, Inc. (manufacturing, sale, and servicing of systems for genetic analysis) detracted.

Our group overweight in biotechnology stocks was harmful. The group has performed better recently, benefiting from strong trial results and acquisition announcements. Gilead Sciences, Inc. ("Gilead") (therapeutics for infectious diseases), ViroPharma Incorporated (drugs for viral diseases), Amylin Pharmaceuticals, Inc. (therapeutics for diabetes, obesity, and cardiovascular disease), and Cubist Pharmaceuticals, Inc. (anti-infective products) added value. Gilead benefited from strong sales of its HIV medicines Viread, Emtriva, and Truvada, a fixed-dose combination of Viread and Emtriva that was launched in August 2004.

On the other hand, our heavier exposure in ImClone Systems Inc. (therapeutic products for the treatment of cancer), OSI Pharmaceuticals, Inc. (maker of oncology products), and Eyetech Pharmaceuticals, Inc. ("Eyetech") (medicines for eye diseases) hampered performance. Eyetech's shares fell more than 40% after test results indicated that the company's age-related macular degeneration drug, Macugen, would be less effective than Genentech's competing experimental drug, Lucentis.

The negative contribution from our underweight in the best-performing healthcare services sector more than offset the positive effect of our strong stock selection. Our exposure in WellPoint, Inc. ("Wellpoint") added value, but our avoidance of strong-performing benchmark holding PacifiCare Health Systems, Inc. detracted. In the first full quarter after WellPoint completed its merger with Anthem, Inc., stronger-than-expected enrollment helped the company's earnings exceed expectations.

Finally, our underweight in healthcare products and devices was beneficial, as the sector gained – but lagged others. We were hurt by our allocations in Greatbatch, Inc. and STAAR Surgical Company. Both companies were eliminated from the portfolio. Our underweight in Boston Scientific Corporation and our overweights in Aspect Medical Systems, Inc. and Guidant Corporation aided returns.

Kris H. Jenner

Fund Manager
T. Rowe Price Associates, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX T. Rowe Price Health Sciences

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	15.69%	7.24%	3/1/02
Class A (POP)	9.33%	5.60%	3/1/02
S&P 500[1]	8.71%	4.18%	3/1/02
Class B (NAV)	14.45%	6.45%	3/1/02
Class B (POP)	9.45%	5.99%	3/1/02
Class C (NAV)	14.44%	15.87%	11/11/02
Class C (POP)	13.44%	15.87%	11/11/02
Class I (NAV)	–	12.09%	11/8/04

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a "non-diversified" fund and sector funds may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX T. Rowe Price Health Sciences

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,135.00	1.45%	$7.80
Hypothetical (b)	1,000.00	1,017.90	1.45	7.37
Class B
Actual	1,000.00	1,128.70	2.68	14.38
Hypothetical (b)	1,000.00	1,011.70	2.68	13.59
Class C
Actual	1,000.00	1,128.00	2.60	13.95
Hypothetical (b)	1,000.00	1,012.10	2.60	13.19
Class I
Actual	1,000.00	1,137.10	1.07	5.76
Hypothetical (b)	1,000.00	1,019.81	1.07	5.45

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Industry
At October 31, 2005

This chart shows the percentage breakdown by industry of the Fund's total investment securities.

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Annual Report 2005

3

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.0%)
Pharmaceuticals (0.0%)
NeoRx Corp. ‡§m	3	$6
Total Convertible Preferred Stocks (cost: $30)		6
COMMON STOCKS (93.1%)
Chemicals & Allied Products (1.2%)
Monsanto Co.	37,600	2,369
Solvay SA	18,000	2,095
Computer & Data Processing Services (0.1%)
WebMD Health Corp.–Class A ‡	15,100	394
Furniture & Fixtures (0.5%)
Kinetic Concepts, Inc. ‡#	51,100	1,834
Health Services (8.3%)
Caremark Rx, Inc. ‡	63,889	3,348
Community Health Systems, Inc. ‡#	162,000	6,012
Coventry Health Care, Inc. ‡	31,850	1,720
CryoLife, Inc. ‡	43,200	282
DaVita, Inc. ‡	108,800	5,351
Edwards Lifesciences Corp. ‡	56,200	2,326
Gentiva Health Services, Inc. ‡	10,400	153
HCA, Inc.	7,200	347
Healthsouth Corp. ‡	150,100	612
Human Genome Sciences, Inc. ‡	58,400	488
Manor Care, Inc.	10,900	406
Nektar Therapeutics ‡	45,300	682
Quest Diagnostics, Inc.	64,200	2,999
Sunrise Senior Living, Inc. ‡	36,200	1,171
Symbion, Inc. ‡	55,331	1,252
Triad Hospitals, Inc. ‡#	95,400	3,924
VistaCare, Inc.–Class A ‡	17,200	198
Holding & Other Investment Offices (0.2%)
Ventas, Inc. REIT	18,600	570
Instruments & Related Products (1.0%)
Alcon, Inc.	28,400	3,774
Insurance (12.1%)
Aetna, Inc.	31,900	2,825
Assurant, Inc.	25,800	986
Cigna Corp.	51,200	5,933
UnitedHealth Group, Inc.	351,300	20,337
WellPoint, Inc. ‡	206,100	15,392
Medical Instruments & Supplies (5.8%)
Aspect Medical Systems, Inc. ‡	36,400	1,187
Biomet, Inc.	40,900	1,425
Boston Scientific Corp. ‡#	83,700	2,103
Endologix, Inc. ‡	69,500	328

	Shares	Value
Medical Instruments & Supplies (continued)
Endologix, Inc., Private Placement ‡m	19,700	$93
Hologic, Inc. ‡	19,300	1,070
Integra LifeSciences Holdings Corp. ‡	18,800	649
Medtronic, Inc.	38,870	2,202
Resmed, Inc. ‡	89,400	3,409
Respironics, Inc. ‡	18,600	667
St. Jude Medical, Inc. ‡#	84,200	4,047
Stryker Corp.	51,900	2,132
Zimmer Holdings, Inc. ‡#	36,000	2,296
Pharmaceuticals (60.6%)
Abbott Laboratories	30,800	1,326
Abgenix, Inc. ‡	202,900	2,110
Advanced Life Sciences Holdings, Inc. ‡	60,400	238
Alexion Pharmaceuticals, Inc. ‡	48,580	1,331
Alkermes, Inc. ‡	317,360	5,170
Allscripts Healthcare Solutions, Inc. ‡	30,500	488
American Pharmaceutical Partners, Inc. ‡	5,900	254
Amgen, Inc. ‡#	194,420	14,729
Amylin Pharmaceuticals, Inc. ‡#	140,180	4,710
Andrx Corp. ‡	60,400	934
Arena Pharmaceuticals, Inc. ‡	81,800	851
Array Biopharma, Inc. ‡	68,200	484
Astellas Pharma, Inc.	78,000	2,782
AtheroGenics, Inc. ‡	67,300	1,009
Barr Pharmaceuticals, Inc. ‡	6,200	356
BioCryst Pharmaceuticals, Inc. ‡	152,400	2,108
Biogen Idec, Inc. ‡#	107,000	4,347
BioSphere Medical, Inc. ‡	156,400	782
Cardinal Health, Inc.	62,800	3,926
Celgene Corp. ‡#	86,900	4,875
Cell Genesys, Inc. ‡	49,600	267
Cephalon, Inc. ‡#	209,740	9,562
Conor Medsystems, Inc. ‡	35,500	797
Cubist Pharmaceuticals, Inc. ‡#	228,500	4,618
CV Therapeutics, Inc. ‡	94,000	2,356
Dade Behring Holdings, Inc. #	89,600	3,226
Discovery Laboratories, Inc. ‡	6,900	49
Dov Pharmaceutical, Inc. ‡	35,800	556
Dynavax Technologies Corp. ‡	11,700	69
Elan Corp. PLC, ADR ‡	393,400	3,246
Encysive Pharmaceuticals, Inc. ‡	181,900	1,910
Endo Pharmaceuticals Holdings, Inc. ‡	12,000	323
Eyetech Pharmaceuticals, Inc. ‡#	35,500	626
Favrille, Inc. ‡	23,600	83
Genentech, Inc. ‡#	178,840	16,203
Genmab A/S	54,600	1,048
Gilead Sciences, Inc. ‡#	388,371	18,351

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Idenix Pharmaceuticals, Inc. ‡	13,500	$281
ImClone Systems, Inc. ‡#	224,190	7,779
Immucor, Inc. ‡#	51,300	1,330
Indevus Pharmaceuticals, Inc. ‡	77,300	338
Inhibitex, Inc., Private Placement ‡m	27,700	269
Inspire Pharmaceuticals, Inc. ‡#	42,600	268
Invitrogen Corp. ‡	11,500	731
IVAX Corp. ‡	36,225	1,034
Johnson & Johnson	51,800	3,244
Keryx Biopharmaceuticals, Inc., Foreign shares ‡	54,300	785
Keryx Biopharmaceuticals, Inc., Private Placement ‡m	8,000	116
Lilly (Eli) & Co. #	66,700	3,321
MannKind Corp. ‡	24,500	277
MannKind Corp., Private Placement ‡m	30,624	346
MannKind Corp., Warrants, Expires 8/5/2010 ‡§m	30,624	—	☐
Martek Biosciences Corp. ‡	69,800	2,155
Medarex, Inc. ‡	7,600	66
Medco Health Solutions, Inc. ‡	25,300	1,429
Medicines Co. ‡#	191,750	3,287
Medicis Pharmaceutical Corp.–Class A	18,500	546
MedImmune, Inc. ‡	72,320	2,530
MGI PHARMA, Inc. ‡#	153,000	2,870
Momenta Pharmaceuticals, Inc. ‡	43,900	945
Myogen, Inc. ‡#	84,700	1,698
Myogen, Inc. Warrants ‡§m	2,900	36
Myogen, Inc., Private Placement ‡m	14,500	291
NeoRx Corp. ‡	4,600	4
NeoRx Corp. Warrants, Expires 12/8/2008 ‡§m	1,200	—	☐
Neurocrine Biosciences, Inc. ‡#	121,360	6,410
Novartis AG, ADR	46,600	2,508
Noven Pharmaceuticals, Inc. ‡	46,000	648
Novo Nordisk A/S–Class B	15,000	769
NPS Pharmaceuticals, Inc. ‡	128,700	1,269
Onyx Pharmaceuticals, Inc. ‡	42,500	1,092
OraSure Technologies, Inc. ‡	50,800	559
OSI Pharmaceuticals, Inc. ‡	142,230	3,314
Panacos Pharmaceuticals, Inc. ‡	34,900	276
Penwest Pharmaceuticals Co. ‡	25,100	398
Pfizer, Inc.	134,980	2,934
Protein Design Labs, Inc. ‡#	178,800	5,010
Rigel Pharmaceuticals, Inc. ‡	64,200	1,441
Roche Holding AG–Genusschein	38,000	5,670
Sanofi-Aventis	26,400	2,114
Schering-Plough Corp.	109,980	2,237

	Shares	Value
Pharmaceuticals (continued)
Schwarz Pharma AG	33,100	$1,886
Sepracor, Inc. ‡#	231,600	13,027
Serologicals Corp. ‡	24,100	469
Shire Pharmaceuticals PLC, ADR	77,900	2,792
Tercica, Inc. ‡	78,300	782
Teva Pharmaceutical Industries, Ltd., ADR #	18,580	708
Theravance, Inc. ‡	106,500	2,308
Trimeris, Inc. ‡	186,720	2,379
United Therapeutics Corp. ‡#	6,400	473
Valeant Pharmaceuticals International	36,200	621
Vertex Pharmaceuticals, Inc. ‡	184,900	4,206
Vion Pharmaceuticals, Inc. ‡	222,700	490
Viropharma, Inc. ‡	99,633	1,909
Wyeth #	149,000	6,639
Research & Testing Services (2.2%)
Affymetrix, Inc. ‡#	21,400	972
DeCODE Genetics, Inc. ‡	132,900	1,159
Exelixis, Inc. ‡	173,880	1,344
Gen-Probe, Inc. ‡#	67,600	2,761
Incyte Corp. ‡	229,400	1,145
Kosan Biosciences, Inc. ‡	87,300	619
Monogram Biosciences, Inc. ‡	17,300	38
Regeneration Technologies, Inc. ‡	22,700	164
Wholesale Trade Durable Goods (1.1%)
Patterson Cos., Inc. ‡#	23,300	964
Symyx Technologies, Inc. ‡	115,500	3,088
Total Common Stocks (cost: $324,362)		349,056
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (7.2%)
U.S. Treasury Bill
3.05%, due 11/03/2005 #	$50	$50
3.08%, due 11/03/2005 #	615	615
3.10%, due 11/03/2005 #	700	700
3.10%, due 11/03/2005 #	90	90
3.17%, due 11/03/2005 #	100	100
3.28%, due 11/03/2005 #	25,425	25,420
Total Short-Term U.S. Government Obligations (cost: $26,975)		26,975
Total Investment Securities (cost: $351,367)		$376,037
	Contracts w	Value
WRITTEN OPTIONS (-0.9%)
Covered Call Options (-0.4%)
Affymetrix, Inc.	111	$(22)
Call Strike $50.00
Expires 02/18/2006

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Contracts w	Value
Covered Call Options (continued)
Amgen, Inc.	48	$(56)
Call Strike $65.00
Expires 01/21/2006
Amgen, Inc. Call Strike $85.00 Expires 01/21/2006	180	(13)
Amgen, Inc. Call Strike $90.00 Expires 01/21/2006	58	(1)
Amylin Pharmaceuticals, Inc. Call Strike $25.00 Expires 01/21/2006	364	(349)
Amylin Pharmaceuticals, Inc. Call Strike $35.00 Expires 01/21/2006	178	(55)
Biogen Idec, Inc. Call Strike $40.00 Expires 11/19/2005	61	(9)
Boston Scientific Corp. Call Strike $25.00 Expires 01/21/2006	377	(57)
Boston Scientific Corp. Call Strike $27.50 Expires 01/21/2006	36	(2)
Celgene Corp. Call Strike $55.00 Expires 11/19/2005	247	(77)
Celgene Corp. Call Strike $60.00 Expires 01/21/2006	241	(83)
Cephalon, Inc. Call Strike $50.00 Expires 12/17/2005	64	(4)
Community Health Systems, Inc. Call Strike $40.00 Expires 01/21/2006	37	(3)
Cubist Pharmaceuticals, Inc. Call Strike $20.00 Expires 02/18/2006	250	(62)
Dade Behring Holdings, Inc. Call Strike $35.00 Expires 11/19/2005	102	(19)
Eyetech Pharmaceuticals, Inc. Call Strike $15.00 Expires 12/17/2005	49	(14)
Genentech, Inc. Call Strike $90.00 Expires 12/17/2005	123	(52)

	Contracts w	Value
Covered Call Options (continued)
Genentech, Inc.	180	$(36)
Call Strike $95.00
Expires 12/17/2005
Genentech, Inc. Call Strike $100.00 Expires 12/17/2005	12	(1)
Genentech, Inc. Call Strike $100.00 Expires 01/21/2006	185	(41)
Gen-Probe, Inc. Call Strike $50.00 Expires 11/19/2005	184	(3)
Gilead Sciences, Inc. Call Strike $47.50 Expires 11/19/2005	189	(19)
Gilead Sciences, Inc. Call Strike $50.00 Expires 01/21/2006	126	(24)
ImClone Systems, Inc. Call Strike $45.00 Expires 11/19/2005	118	(1)
ImClone Systems, Inc. Call Strike $45.00 Expires 01/21/2006	92	(5)
ImClone Systems, Inc. Call Strike $50.00 Expires 01/21/2006	121	(3)
Immucor, Inc. Call Strike $30.00 Expires 12/17/2005	243	(15)
Immucor, Inc. Call Strike $30.00 Expires 03/18/2006	41	(7)
Inspire Pharmaceuticals, Inc. Call Strike $12.50 Expires 12/17/2005	37	(1)
Kinetic Concepts, Inc. Call Strike $45.00 Expires 12/17/2005	101	(5)
Kinetic Concepts, Inc. Call Strike $50.00 Expires 12/17/2005	192	(4)
Lilly (Eli) & Co. Call Strike $50.00 Expires 01/21/2006	257	(48)
Medicines Co. Call Strike $20.00 Expires 01/21/2006	243	(15)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Contracts w	Value
Covered Call Options (continued)
MGI PHARMA, Inc.	240	$(26)
Call Strike $22.50
Expires 04/22/2006
Myogen, Inc. Call Strike $25.00 Expires 12/17/2005	37	(3)
Neurocrine Biosciences, Inc. Call Strike $50.00 Expires 11/19/2005	36	(12)
Patterson Cos., Inc. Call Strike $45.00 Expires 04/22/2006	123	(22)
Protein Design Labs, Inc. Call Strike $30.00 Expires 01/21/2006	62	(10)
Protein Design Labs, Inc. Call Strike $30.00 Expires 02/18/2006	182	(37)
Protein Design Labs, Inc. Call Strike $35.00 Expires 02/18/2006	178	(12)
Sepracor, Inc. Call Strike $60.00 Expires 11/19/2005	254	(17)
St. Jude Medical, Inc. Call Strike $50.00 Expires 01/21/2006	60	(10)
St. Jude Medical, Inc. Call Strike $55.00 Expires 04/22/2006	63	(8)
Teva Pharmaceutical Industries, Ltd. Call Strike $32.50 Expires 01/21/2006	37	(23)
Triad Hospitals, Inc. Call Strike $45.00 Expires 11/19/2005	176	(2)
United Therapeutics Corp. Call Strike $80.00 Expires 11/19/2005	59	(5)
Wyeth Call Strike $45.00 Expires 01/21/2006	365	(54)
Zimmer Holdings, Inc. Call Strike $80.00 Expires 01/21/2006	60	(1)

	Contracts w	Value
Put Options (-0.5%)
Allergan, Inc.	33	$(4)
Put Strike $80.00
Expires 01/21/2006
Amgen, Inc. Put Strike $65.00 Expires 01/21/2006	72	(3)
Amgen, Inc. Put Strike $70.00 Expires 01/21/2006	49	(6)
Amgen, Inc. Put Strike $80.00 Expires 01/21/2006	89	(49)
Amylin Pharmaceuticals, Inc. Put Strike $20.00 Expires 01/21/2006	17	(1)
Amylin Pharmaceuticals, Inc. Put Strike $22.50 Expires 01/21/2006	88	(5)
Amylin Pharmaceuticals, Inc. Put Strike $25.00 Expires 01/21/2006	34	(3)
Baxter International, Inc. Put Strike $35.00 Expires 01/21/2006	56	(3)
Baxter International, Inc. Put Strike $40.00 Expires 01/21/2006	29	(8)
Biomet, Inc. Put Strike $37.50 Expires 01/21/2006	28	(11)
Cardinal Health, Inc. Put Strike $60.00 Expires 01/21/2006	7	(1)
Cardinal Health, Inc. Put Strike $65.00 Expires 01/21/2006	11	(4)
Caremark Rx, Inc. Put Strike $50.00 Expires 01/21/2006	33	(5)
Caremark Rx, Inc. Put Strike $55.00 Expires 01/21/2006	24	(9)
Caremark Rx, Inc. Put Strike $55.00 Expires 01/20/2007	12	(7)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Contracts w	Value
Put Options (continued)
Celgene Corp.	63	$(1)
Put Strike $35.00
Expires 01/21/2006
Celgene Corp. Put Strike $40.00 Expires 01/21/2006	31	(2)
Celgene Corp. Put Strike $45.00 Expires 01/21/2006	24	(3)
Celgene Corp. Put Strike $60.00 Expires 01/21/2006	25	(17)
Cigna Corp. Put Strike $120.00 Expires 01/21/2006	60	(46)
Cigna Corp. Put Strike $125.00 Expires 01/21/2006	53	(58)
Community Health Systems, Inc. Put Strike $40.00 Expires 01/21/2006	13	(4)
Coventry Health Care, Inc. Put Strike $56.63 Expires 01/21/2006	26	(18)
DaVita, Inc. Put Strike $55.00 Expires 01/21/2006	24	(14)
Elan Corp. Put Strike $25.00 Expires 01/21/2006	45	(76)
Elan Corp. Put Strike $30.00 Expires 01/21/2006	13	(28)
Forest Laboratories, Inc. Put Strike $40.00 Expires 01/21/2006	56	(20)
Forest Laboratories, Inc. Put Strike $45.00 Expires 01/21/2006	20	(15)
Genentech, Inc. Put Strike $65.00 Expires 01/21/2006	240	(8)
Genentech, Inc. Put Strike $80.00 Expires 01/21/2006	88	(17)

	Contracts w	Value
Put Options (continued)
Genentech, Inc.	44	$(7)
Put Strike $85.00
Expires 12/17/2005
Genentech, Inc. Put Strike $85.00 Expires 01/21/2006	34	(11)
Genentech, Inc. Put Strike $90.00 Expires 12/17/2005	39	(13)
Gen-Probe, Inc. Put Strike $50.00 Expires 11/19/2005	15	(14)
Gen-Probe, Inc. Put Strike $40.00 Expires 02/18/2006	12	(4)
Genzyme Corp. Put Strike $75.00 Expires 01/21/2006	84	(41)
Gilead Sciences, Inc. Put Strike $42.50 Expires 11/19/2005	27	— ☐
Gilead Sciences, Inc. Put Strike $45.00 Expires 01/21/2006	83	(16)
Gilead Sciences, Inc. Put Strike $47.50 Expires 01/21/2006	84	(25)
Guidant Corp. Put Strike $70.00 Expires 01/21/2006	18	(13)
HCA, Inc. Put Strike $60.00 Expires 01/21/2006	65	(77)
HCA, Inc. Put Strike $55.00 Expires 01/21/2006	90	(62)
ICOS Corp. Put Strike $30.00 Expires 01/21/2006	86	(36)
Immucor, Inc. Put Strike $30.00 Expires 12/17/2005	104	(49)
Invitrogen Corp. Put Strike $65.00 Expires 05/20/2006	54	(29)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Contracts w	Value
Put Options (continued)
Kinetic Concepts, Inc.	75	$(180)
Put Strike $60.00
Expires 12/17/2005
Kinetic Concepts, Inc. Put Strike $40.00 Expires 06/17/2006	107	(79)
Lilly (Eli) & Co. Put Strike $55.00 Expires 01/21/2006	22	(12)
Manor Care, Inc. Put Strike $40.00 Expires 01/21/2006	9	(3)
Martek Biosciences Corp. Put Strike $45.00 Expires 01/21/2006	17	(24)
Medtronic, Inc. Put Strike $55.00 Expires 01/21/2006	37	(4)
Medtronic, Inc. Put Strike $60.00 Expires 01/21/2006	61	(23)
Merck & Co., Inc. Put Strike $30.00 Expires 01/21/2006	50	(13)
Neurocrine Biosciences, Inc. Put Strike $55.00 Expires 01/21/2006	15	(6)
Omnicare, Inc. Put Strike $45.00 Expires 01/21/2006	36	(2)
Onyx Pharmaceuticals, Inc. Put Strike $25.00 Expires 01/21/2006	24	(6)
Onyx Pharmaceuticals, Inc. Put Strike $30.00 Expires 01/21/2006	73	(42)
OSI Pharmaceuticals, Inc. Put Strike $25.00 Expires 01/21/2006	12	(5)
OSI Pharmaceuticals, Inc. Put Strike $40.00 Expires 01/21/2006	18	(32)
Pfizer, Inc. Put Strike $22.50 Expires 03/18/2006	26	(6)
Pharmion Corp. Put Strike $80.00 Expires 01/21/2006	31	(40)

	Contracts w	Value
Put Options (continued)
Protein Design Labs, Inc.	18	$(2)
Put Strike $25.00
Expires 01/21/2006
Quest Diagnostics, Inc. Put Strike $55.00 Expires 01/21/2006	31	(26)
Sepracor, Inc. Put Strike $55.00 Expires 11/19/2005	11	(1)
Sepracor, Inc. Put Strike $55.00 Expires 01/21/2006	60	(20)
Sepracor, Inc. Put Strike $65.00 Expires 01/21/2006	244	(234)
Shire Pharmaceuticals Put Strike $40.00 Expires 01/21/2006	123	(61)
St. Jude Medical, Inc. Put Strike $40.00 Expires 01/21/2006	44	(2)
St. Jude Medical, Inc. Put Strike $45.00 Expires 01/21/2006	65	(7)
St. Jude Medical, Inc. Put Strike $50.00 Expires 01/21/2006	128	(42)
Stryker Corp. Put Strike $50.00 Expires 01/21/2006	48	(43)
Stryker Corp. Put Strike $50.00 Expires 03/18/2006	26	(24)
Triad Hospitals, Inc. Put Strike $50.00 Expires 01/21/2006	18	(16)
UnitedHealth Group, Inc. Put Strike $50.00 Expires 01/21/2006	24	(1)
UnitedHealth Group, Inc. Put Strike $60.00 Expires 01/21/2006	134	(47)
Vertex Pharmaceuticals, Inc. Put Strike $30.00 Expires 04/22/2006	12	(10)
Walgreen Co. Put Strike $50.00 Expires 01/21/2006	12	(6)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX T. Rowe Price Health Sciences

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Contracts w	Value
Put Options (continued)
WellPoint, Inc.	22	$(3)
Put Strike $67.50
Expires 01/21/2006
Zimmer Holdings, Inc. Put Strike $65.00 Expires 01/21/2006	15	(6)
Zimmer Holdings, Inc. Put Strike $80.00 Expires 01/21/2006	22	(36)
Total Written Options (premiums: $3,825)		(3,255)
SUMMARY:
Investment securities, at value	100.3%	$376,037
Written options	(0.9)%	(3,255)
Other assets in excess of liabilities	0.6%	2,399
Net assets	100.0%	$375,181

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

§  Security is deemed to be illiquid.

#  At October 31, 2005, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2005, is $55,925.

☐  Value is less than $1.

w  Contract amounts are not in thousands.

m  Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Trustees.

DEFINITIONS:

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX T. Rowe Price Health Sciences

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $351,367)	$376,037
Cash	658
Receivables:
Investment securities sold	6,731
Shares of beneficial interest sold	1,047
Interest	3
Dividends	25
Dividend reclaims receivable	9
Other	5
384,515
Liabilities:
Investment securities purchased	5,666
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	10
Management and advisory fees	294
Distribution and service fees	63
Transfer agent fees	4
Administration fees	6
Written options (premiums $3,825)	3,255
Other	36
9,334
Net Assets	$375,181
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$330,777
Undistributed net investment income (loss)	1
Undistributed net realized gain (loss) from investment securities, foreign currency transactions and written option contracts	19,161
Net unrealized appreciation (depreciation) on:
Investment securities	24,670
Written option contracts	570
Translation of assets and liabilites denominated in foreign currencies	2
Net Assets	$375,181
Net Assets by Class:
Class A	$194,414
Class B	5,274
Class C	2,223
Class I	173,270
Shares Outstanding:
Class A	15,623
Class B	436
Class C	184
Class I	13,836
Net Asset Value Per Share:
Class A	$12.44
Class B	12.10
Class C	12.07
Class I	12.52
Maximum Offering Price Per Share (a):
Class A	$13.16

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$599
Dividends (net of withholding taxes on foreign dividends of $21)	724
1,323
Expenses:
Management and advisory fees	3,142
Distribution and service fees:
Class A	616
Class B	48
Class C	23
Transfer agent fees:
Class A	26
Class B	18
Class C	7
Class I	– (b)
Printing and shareholder reports	6
Custody fees	105
Administration fees	61
Legal fees	20
Audit fees	18
Trustees fees	14
Registration fees:
Class A	20
Class B	10
Class C	13
Class I	2
Other	3
Total expenses	4,152
Less:
Reimbursement of class expenses:
Class B	(3)
Class C	(7)
Total reimbursed expenses	(10)
Net expenses	4,142
Net Investment Income (Loss)	(2,819)
Net Realized Gain (Loss) from:
Investment securities	20,109
Written option contracts	2,640
Foreign currency transactions	(71)
22,678
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	22,331
Written option contracts	144
Translation of assets and liabilities denominated in foreign currencies	2
22,477
Net Gain (Loss) on Investment Securities, Written Option Contracts and Foreign Currencies	45,155
Net Increase (Decrease) in Net Assets Resulting from Operations	$42,336

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX T. Rowe Price Health Sciences

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(2,819)	$(1,415)
Net realized gain (loss) from investment securities, foreign currency transactions and written option contracts	22,678	6,889
Net unrealized appreciation (depreciation) on investment securities, foreign currency translation and written option contracts	22,477	(746)
	42,336	4,728
Distributions to Shareholders:
From net realized gains:
Class A	(1,404)	(3,559)
Class B	(39)	(143)
Class C	(19)	(23)
Class C2	–	(30)
Class M	–	(15)
Class I	(1,010)	–
	(2,472)	(3,770)
Capital Share Transactions:
Proceeds from shares sold:
Class A	16,484	93,348
Class B	1,602	2,436
Class C	812	849
Class C2	–	326
Class M	–	146
Class I	157,147	–
	176,045	97,105
Dividends and distributions reinvested:
Class A	1,404	3,555
Class B	39	140
Class C	14	14
Class C2	–	23
Class M	–	15
Class I	1,010	–
	2,467	3,747
Cost of shares redeemed:
Class A	(2,348)	(1,910)
Class B	(1,520)	(1,004)
Class C	(955)	(320)
Class C2	–	(413)
Class M	–	(64)
	(4,823)	(3,711)
Class level exchanges:
Class C	–	1,419
Class C2	–	(942)
Class M	–	(477)
	–	–
Automatic conversions:
Class A	42	6
Class B	(42)	(6)
	–	–
	173,689	97,141
Net increase (decrease) in net assets	213,553	98,099

	October 31, 2005	October 31, 2004
Net Assets:
Beginning of year	$161,628	$63,529
End of year	$375,181	$161,628
Undistributed Net Investment Income (Loss)	$1	$–
Share Activity:
Shares issued:
Class A	1,405	8,337
Class B	140	218
Class C	71	77
Class C2	–	30
Class M	–	13
Class I	13,750	–
	15,366	8,675
Shares issued–reinvested from distributions:
Class A	120	308
Class B	3	13
Class C	1	1
Class C2	–	2
Class M	–	1
Class I	86	–
	210	325
Shares redeemed:
Class A	(207)	(175)
Class B	(134)	(93)
Class C	(84)	(30)
Class C2	–	(38)
Class M	–	(6)
	(425)	(342)
Class level exchanges:
Class C	–	128
Class C2	–	(84)
Class M	–	(44)
	–	–
Automatic conversions:
Class A	4	1
Class B	(4)	(1)
	–	–
Net increase (decrease) in shares outstanding:
Class A	1,322	8,471
Class B	5	137
Class C	(12)	176
Class C2	–	(90)
Class M	–	(36)
Class I	13,836	–
	15,151	8,658

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX T. Rowe Price Health Sciences

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.84	$(0.12)	$1.82	$1.70	$–	$(0.10)	$(0.10)	$12.44
	10/31/2004	10.14	(0.13)	1.18	1.05	–	(0.35)	(0.35)	10.84
	10/31/2003	8.28	(0.16)	2.02	1.86	–	–	–	10.14
	10/31/2002	10.00	(0.08)	(1.64)	(1.72)	–	–	–	8.28
Class B	10/31/2005	10.66	(0.25)	1.79	1.54	–	(0.10)	(0.10)	12.10
	10/31/2004	10.03	(0.17)	1.15	0.98	–	(0.35)	(0.35)	10.66
	10/31/2003	8.24	(0.21)	2.00	1.79	–	–	–	10.03
	10/31/2002	10.00	(0.11)	(1.65)	(1.76)	–	–	–	8.24
Class C	10/31/2005	10.63	(0.25)	1.79	1.54	–	(0.10)	(0.10)	12.07
	10/31/2004	10.03	(0.24)	1.19	0.95	–	(0.35)	(0.35)	10.63
	10/31/2003	8.10	(0.22)	2.15	1.93	–	–	–	10.03
Class I	10/31/2005	11.26	(0.07)	1.43	1.36	–	(0.10)	(0.10)	12.52

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	15.69%	$194,414	1.44%	1.44%	(1.02)%	59%
	10/31/2004	10.19	154,957	1.53	1.53	(1.15)	35
	10/31/2003	22.46	59,115	1.95	2.19	(1.61)	30
	10/31/2002	(17.20)	3,804	1.95	8.76	(1.51)	43
Class B	10/31/2005	14.45	5,274	2.60	2.66	(2.18)	59
	10/31/2004	9.59	4,590	2.09	2.09	(1.58)	35
	10/31/2003	21.72	2,952	2.60	2.84	(2.26)	30
	10/31/2002	(17.60)	758	2.60	9.41	(2.16)	43
Class C	10/31/2005	14.44	2,223	2.60	2.90	(2.18)	59
	10/31/2004	9.28	2,081	2.60	3.41	(1.61)	35
	10/31/2003	23.83	201	2.60	2.84	(2.26)	30
Class I	10/31/2005	12.09	173,270	1.06	1.06	(0.65)	59

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see Note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers, reimbursements.

(g)  TA IDEX T. Rowe Price Health Sciences ("the Fund") commenced operations on March 1, 2002.

The inception date for the Fund's offering of share classes are as follows:

Class C – November 11, 2002
Class I – November 8, 2004

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX T. Rowe Price Health Sciences

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX T. Rowe Price Health Sciences (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund is "non-diversified" under the 1940 Act.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general common expenses.

Class I shares are offered for investment to the asset allocation funds of AEGON/Transamerica Series Trust (ATST).

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $19 are included in net realized gains in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX T. Rowe Price Health Sciences

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at October 31, 2005

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2005, are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Beginning Balance October 31, 2004	$2,326	5,569
Sales	13,429	39,569
Closing Buys	(10,433)	(32,061)
Expirations	(55)	(397)
Exercised	(1,442)	(2,029)
Balance at October 31, 2005	$3,825	10,651

*  Contracts not in thousands

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX T. Rowe Price Health Sciences

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$16,754	4.47%
TA IDEX Asset Allocation– Growth Portfolio	47,626	12.69%
TA IDEX Asset Allocation– Moderate Growth Portfolio	73,143	19.50%
TA IDEX Asset Allocation– Moderate Portfolio	52,791	14.07%
Asset Allocation–Conservative Portfolio	9,545	2.54%
Asset Allocation–Growth Portfolio	39,875	10.63%
Asset Allocation–Moderate Growth Portfolio	77,725	20.72%
Asset Allocation–Moderate Portfolio	45,373	12.09%
Total	$362,832	96.71%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

1.00% of the first $500 million of ANA
0.95% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.60% Expense Limit–Classes A, B and C
1.30% Expense Limit–Class I

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$60	10/31/2006

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2005:
Class B	$3	10/31/2008
Class C	7	10/31/2008
Fiscal Year 2004:
Class C	8	10/31/2007

There were no amounts recaptured during the year ended October 31, 2005.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on the aggregate assets that they manage in the Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund at October 31, 2005 was $24.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$104
Retained by Underwriter	5
Contingent Deferred Sales Charge	18

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $48 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $5.

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX T. Rowe Price Health Sciences

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$332,853
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	175,502
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and straddles.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed net investment income (loss)	$2,820
Undistributed net realized gain (loss) from investment securities	(2,820)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$2,666
Long-term Capital Gain	1,104
2005 Distributions paid from:
Ordinary Income	950
Long-term Capital Gain	1,522

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$5,381
Undistributed Long-term Capital Gains	$16,276
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$22,745	*

*  Amount includes unrealized appreciation (depreciation) from derivative instruments and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$353,864
Unrealized Appreciation	$49,874
Unrealized (Depreciation)	(27,701)
Net Unrealized Appreciation (Depreciation)	$22,173

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENT (unaudited)

Effective November 7, 2005, the Expense Limit for the Fund's Class I shares is 1.60%.

Transamerica IDEX Mutual Funds

Annual Report 2005

17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX T. Rowe Price Health Sciences

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX T. Rowe Price Health Sciences (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

18

TA IDEX T. Rowe Price Health Sciences

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,522 for the year ended October 31, 2005.

Transamerica IDEX Mutual Funds

Annual Report 2005

19

TA IDEX T. Rowe Price Small Cap

MARKET ENVIRONMENT

Despite rising short-term interest rates and surging energy costs, U.S. stocks produced respectable gains in the twelve month period ended October 31, 2005. Equities were supported by a moderate economic expansion, generally favorable corporate earnings growth, and low long-term interest rates. The market's gains were capped by fears of higher inflation and slower economic growth toward the end of our reporting period.

Small-cap stocks surpassed their larger peers over the last year: the Russell 2000 Index ("Russell 2000") returned 12.08% versus 8.71% for the Standard and Poor's 500 Composite Stock Index. As measured by various Russell indexes, value stocks had a performance advantage over growth stocks across all market capitalizations over the last year. However, we are encouraged that small-cap growth shares outperformed their value-oriented peers in the last six months.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX T. Rowe Price Small Cap, Class A returned 16.33%. By comparison its primary and former benchmarks, the Russell 2000 Growth Index ("Russell 2000 Growth") and the Russell 2000, returned 10.91% and 12.08%.

STRATEGY REVIEW

The portfolio invests in a broadly diversified portfolio of small-cap company stocks, and our sector allocations are usually not dramatically different from those of broad small-cap growth benchmarks and portfolios. As of October 31, 2005 the portfolio's assets were spread across approximately 300 securities, and very few holdings represented more than 1% of assets. Casting such a wide net is a key tool for risk management, as it can reduce the potentially negative impact of a given stock on the entire portfolio. In addition, such broad diversification provides greater opportunities than more concentrated portfolios to have some exposure to the stocks and sectors that perform best.

The portfolio returned 16.33% in the twelve month period ended October 31, 2005. Its performance surpassed that of its benchmark, the Russell 2000 Growth, as well as the Russell 2000, which advanced 12.08%. The portfolio's performance advantage over its benchmark was driven by favorable stock selection, primarily in the health care and industrials and business services sectors. Underweighting commercial banks, thrifts, and mortgage companies in the financials sector also helped our results, but owning no utilities and weakness among our consumer discretionary holdings limited our gains.

All sectors in the portfolio produced gains in the last twelve months, led by health care, information technology, and industrials and business services. Some of our top-performing underlying industries included health care providers and services, energy equipment and services, health care equipment and supplies, and software. Some of the stocks that had greatest positive impact in absolute terms were health care companies Coventry Health Care, Inc., Omnicare, Inc., Computer Programs and Systems, Inc., regional airline SkyWest, Inc., and energy concern Cal Dive International, Inc.

The consumer staples, materials, and telecommunication services sectors, which have fairly low representation in the portfolio and in the small-cap growth universe, contributed the least to portfolio performance over the last year, though none of these sectors in aggregate detracted from value. The pharmaceuticals industry had the worst performance in absolute terms, though a few other industries with very limited representation in the portfolio – such as textiles, apparel, luxury goods, consumer finance, and food products – lagged due to the poor performance of one or two holdings in that industry. Some of the stocks that detracted from our performance the most were Noven Pharmaceuticals, Inc., Medicis Pharmaceutical Corporation, Martek Biosciences Corporation, fashion accessory maker Fossil, Inc., and communications equipment company Plantronics, Inc.

Paul W. Wojcik, CFA
Fund Manager
T. Rowe Price Associates, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX T. Rowe Price Small Cap

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	16.33%	(0.85)%	3.90%	3/1/99
Class A (POP)	9.93%	(1.96)%	3.02%	3/1/99
Russell 2000 Growth[1]	10.91%	(1.62)%	3.28%	3/1/99
Russell 2000[1]	12.08%	6.75%	9.17%	3/1/99
Class B (NAV)	15.22%	(1.59)%	3.17%	3/1/99
Class B (POP)	10.22%	(1.78)%	3.17%	3/1/99
Class C (NAV)	15.21%	–	17.02%	11/11/02
Class C (POP)	14.21%	–	17.02%	11/11/02

NOTES

1  The Russell 2000 Growth (Russell 2000 Growth) Index and the Russell 2000 (Russell 2000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 2004, the Fund had selected the Russell 2000 as its benchmark measure; however, the Russell 2000 Growth is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Investing in small cap stocks generally involves greater risks and volatility so an investment in this fund may not be suitable for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX T. Rowe Price Small Cap

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,136.00	1.42%	$7.65
Hypothetical (b)	1,000.00	1,018.05	1.42	7.22
Class B
Actual	1,000.00	1,130.60	2.36	12.67
Hypothetical (b)	1,000.00	1,013.31	2.36	11.98
Class C
Actual	1,000.00	1,129.90	2.35	12.62
Hypothetical (b)	1,000.00	1,013.36	2.35	11.93

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.4%)
Air Transportation (1.5%)
Airtran Holdings, Inc. ‡	5,300	$79
Frontier Airlines, Inc. ‡†	6,800	64
Skywest, Inc.	22,600	662
Amusement & Recreation Services (1.3%)
International Speedway Corp.–Class A	1,000	52
Station Casinos, Inc.	7,900	506
WMS Industries, Inc. ‡†	6,300	158
Apparel & Accessory Stores (2.0%)
Christopher & Banks Corp.	6,600	88
HOT Topic, Inc. ‡†	9,800	146
Pacific Sunwear of California, Inc. ‡†	12,550	314
Ross Stores, Inc.	4,500	122
Talbots, Inc.	2,700	70
Urban Outfitters, Inc. ‡†	12,000	340
Apparel Products (0.7%)
Gymboree Corp. ‡	10,200	181
Quiksilver, Inc. ‡	18,800	217
Auto Repair, Services & Parking (0.3%)
Dollar Thrifty Automotive Group ‡	4,700	177
Automotive (0.9%)
Oshkosh Truck Corp.	10,800	470
Automotive Dealers & Service Stations (1.1%)
MarineMax, Inc. ‡	7,000	173
O'Reilly Automotive, Inc. ‡	14,800	417
Beverages (0.1%)
Boston Beer Co., Inc.–Class A ‡	2,700	69
Business Services (3.5%)
Aptimus, Inc. ‡†	7,900	62
ChoicePoint, Inc. ‡	7,600	321
Computer Programs & Systems, Inc.	16,400	605
Getty Images, Inc. ‡†	3,500	291
Heartland Payment Systems, Inc. ‡	1,000	24
Iron Mountain, Inc. ‡†	5,825	227
Jupitermedia Corp. ‡†	11,600	197
MoneyGram International, Inc.	4,800	117
SupportSoft, Inc. ‡	12,800	51
Commercial Banks (2.0%)
Amegy Bancorp, Inc.	2,700	62
Boston Private Financial Holdings, Inc.	7,300	211
East-West Bancorp, Inc.	5,500	211
Investors Financial Services Corp. ●	4,600	176
SVB Financial Group ‡	3,600	179
UCBH Holdings, Inc.	14,400	251

	Shares	Value
Communication (0.7%)
Global Payments, Inc.	7,960	$341
Insight Communications Co., Inc. ‡	2,900	33
Communications Equipment (1.4%)
Inter-Tel, Inc.	13,300	246
Lifeline Systems, Inc. ‡	1,300	43
Plantronics, Inc.	9,400	281
Polycom, Inc. ‡	6,506	100
Powerwave Technologies, Inc. ‡†	9,900	111
Computer & Data Processing Services (12.4%)
Activision, Inc. ‡	24,800	391
Actuate Corp. ‡	18,000	51
Agile Software Corp. ‡	24,400	173
Avocent Corp. ‡	1,200	37
Blue Coat Systems, Inc. ‡	4,900	230
Borland Software Corp. ‡	13,700	69
CACI International, Inc.–Class A ‡	4,800	262
CNET Networks, Inc. ‡	13,300	181
Cognex Corp.	6,700	191
Cognizant Technology Solutions Corp. ‡	5,000	220
Cybersource Corp. ‡	7,700	52
Digital Insight Corp. ‡	7,300	218
Digital River, Inc. ‡	2,000	56
Earthlink, Inc. ‡	3,100	34
F5 Networks, Inc. ‡	5,400	281
Factset Research Systems, Inc.	5,050	177
Fair Isaac Corp.	9,405	393
Filenet Corp. ‡	4,400	124
Global Cash Access, Inc. ‡	5,400	76
Hyperion Solutions Corp. ‡	8,100	392
Informatica Corp. ‡	14,800	176
Inforte Corp.	38,400	152
Jack Henry & Associates, Inc.	6,400	115
Jamdat Mobile, Inc. ‡†	5,700	105
Kenexa Corp. ‡	3,200	54
Macromedia, Inc. ‡	2,600	114
MatrixOne, Inc. ‡	32,700	165
Mercury Interactive Corp. ‡	500	17
Motive, Inc. ‡	7,100	26
MTC Technologies, Inc. ‡	8,900	288
NAVTEQ Corp. ‡	1,300	51
NCI, Inc.–Class A ‡	2,700	33
NetIQ Corp. ‡	2,700	32
Open Solutions, Inc. ‡†	4,100	88
Packeteer, Inc. ‡	13,700	108
Quest Software, Inc. ‡	4,300	60
Radiant Systems, Inc. ‡	12,550	143
Red Hat, Inc. ‡†	10,000	232

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Computer & Data Processing Services (continued)
RightNow Technologies, Inc. ‡†	10,000	$152
RSA Security, Inc. ‡†	6,100	70
Serena Software, Inc. ‡	6,000	131
SI International, Inc. ‡	1,800	52
SkillSoft PLC, ADR ‡	600	2
SRA International, Inc.–Class A ‡	12,200	400
Taleo Corp.–Class A ‡	4,500	52
Websense, Inc. ‡	4,700	278
Computer & Office Equipment (1.2%)
Maxtor Corp. ‡	10,700	37
ScanSource, Inc. ‡†	4,300	244
Symbol Technologies, Inc.	5	-	☐
Zebra Technologies Corp.–Class A ‡†	8,000	345
Construction (0.6%)
Insituform Technologies, Inc.–Class A ‡	4,600	83
MDC Holdings, Inc.	3,664	251
Drug Stores & Proprietary Stores (0.2%)
Drugstore.Com, Inc. ‡	27,100	86
Educational Services (1.7%)
Apollo Group, Inc.–Class A ‡	1,873	118
Corinthian Colleges, Inc. ‡	8,700	108
Education Management Corp. ‡	12,300	379
ITT Educational Services, Inc. ‡	5,800	321
Electrical Goods (0.4%)
Hughes Supply, Inc.	6,400	214
Electronic & Other Electric Equipment (0.9%)
Aeroflex, Inc. ‡	28,700	260
Harman International Industries, Inc.	1,200	120
SBS Technologies, Inc. ‡	9,100	89
Electronic Components & Accessories (6.0%)
Advanced Energy Industries, Inc. ‡	20,200	217
AMIS Holdings, Inc. ‡	6,100	68
ATMI, Inc. ‡†	4,100	112
Ceradyne, Inc. ‡†	5,800	227
Color Kinetics, Inc. ‡†	14,200	216
Cymer, Inc. ‡†	7,400	258
Dolby Laboratories, Inc.–Class A ‡	4,000	64
Exar Corp. ‡	7,600	96
Integrated Device Technology, Inc. ‡	9,880	98
Integrated Silicon Solutions, Inc. ‡	16,100	124
Intersil Corp.–Class A	11,596	264
Lattice Semiconductor Corp. ‡	7,800	34
Mercury Computer Systems, Inc. ‡	7,400	141
Micrel, Inc. ‡	5,200	52

	Shares	Value
Electronic Components & Accessories (continued)
Microchip Technology, Inc.	575	$17
Microsemi Corp. ‡	1,200	28
Omnivision Technologies, Inc. ‡†	8,600	111
Pericom Semiconductor Corp. ‡	5,200	41
Semtech Corp. ‡	9,000	136
Silicon Storage Technology, Inc. ‡	14,500	73
Skyworks Solutions, Inc. ‡	6,900	37
Tessera Technologies, Inc. ‡†	1,500	42
Triquint Semiconductor, Inc. ‡	6,226	26
TTM Technologies, Inc. ‡	29,000	232
Varian Semiconductor Equipment Associates, Inc. ‡†	6,800	257
Virage Logic Corp. ‡	10,900	85
Zoran Corp. ‡	14,897	219
Environmental Services (1.0%)
Stericycle, Inc. ‡†	5,700	328
Waste Connections, Inc. ‡	6,300	210
Fabricated Metal Products (0.3%)
Simpson Manufacturing Co., Inc.	4,000	158
Food & Kindred Products (0.1%)
Peet's Coffee & Tea, Inc. ‡†	2,000	67
Food Stores (0.1%)
Whole Foods Market, Inc.	300	43
Furniture & Home Furnishings Stores (0.3%)
Williams-Sonoma, Inc. ‡	4,000	156
Health Services (5.6%)
Amedisys, Inc. ‡†	5,600	214
Amsurg Corp. ‡	900	21
Community Health Systems, Inc. ‡	4,200	156
Coventry Health Care, Inc. ‡	8,550	462
DaVita, Inc. ‡	9,100	448
Gentiva Health Services, Inc. ‡	7,200	106
LifePoint Hospitals, Inc. ‡	4,000	156
Manor Care, Inc.	3,700	138
Matria Healthcare, Inc. ‡	5,350	179
Omnicare, Inc.	6,500	352
Renal Care Group, Inc. ‡	4,100	192
Symbion, Inc. ‡†	9,000	204
Triad Hospitals, Inc. ‡	2,800	115
United Surgical Partners International, Inc. ‡	7,450	267
Holding & Other Investment Offices (0.9%)
Affiliated Managers Group ‡†	5,400	414
First Marblehead Corp. (The) †	3,200	95

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Industrial Machinery & Equipment (2.3%)
Actuant Corp.–Class A	7,300	$355
Axcelis Technologies, Inc. ‡	400	2
Brooks Automation, Inc. ‡	2,600	30
Engineered Support Systems, Inc.	9,375	379
Entegris, Inc. ‡	12,500	122
FMC Technologies, Inc. ‡	3,200	117
Oil States International, Inc. ‡†	7,000	232
Instruments & Related Products (3.1%)
Anaren, Inc. ‡	1,300	18
Cohu, Inc.	5,900	137
Cyberoptics Corp. ‡	28,200	373
Dionex Corp. ‡	1,650	80
FLIR Systems, Inc. ‡	11,700	245
Fossil, Inc. ‡†	16,630	260
Herley Industries, Inc. ‡	3,400	57
II-VI, Inc. ‡	5,500	98
Itron, Inc. ‡	600	26
Mine Safety Appliances Co.	3,700	155
Orbotech, Ltd. ‡	5,900	128
Rudolph Technologies, Inc. ‡†	2,300	28
Varian, Inc. ‡	2,500	92
Insurance (1.5%)
Max Reinsurance Capital, Ltd.	7,300	175
RenaissanceRe Holdings, Ltd.	2,600	98
Stancorp Financial Group, Inc.	2,800	258
Triad Guaranty, Inc. ‡	2,400	101
WellChoice, Inc. ‡	2,600	197
Insurance Agents, Brokers & Service (0.3%)
Brown & Brown, Inc.	2,700	147
Leather & Leather Products (0.2%)
Timberland Co.–Class A ‡	3,400	96
Management Services (2.3%)
Corporate Executive Board Co.	8,100	669
Navigant Consulting, Inc. ‡	4,600	96
Resources Connection, Inc. ‡	17,200	491
Manufacturing Industries (0.5%)
Daktronics, Inc.	4,400	95
Shuffle Master, Inc. ‡†	6,900	175
Medical Instruments & Supplies (7.0%)
Advanced Neuromodulation Systems, Inc. ‡	4,300	262
Armor Holdings, Inc. ‡	3,400	152
Arthocare Corp. ‡	5,000	184
Aspect Medical Systems, Inc. ‡†	9,100	297
DENTSPLY International, Inc.	4,050	223
Hologic, Inc. ‡	3,800	211

	Shares	Value
Medical Instruments & Supplies (continued)
ICU Medical, Inc. ‡†	8,000	$279
Inamed Corp. ‡	4,950	352
Integra LifeSciences Holdings Corp. ‡	3,700	128
Kyphon, Inc. ‡†	4,200	168
Mentor Corp.	2,600	117
Merit Medical Systems, Inc. ‡	5,700	68
Respironics, Inc. ‡	12,800	459
Steris Corp.	12,100	276
Techne Corp. ‡	5,400	293
Thoratec Corp. ‡	14,200	281
Wright Medical Group, Inc. ‡†	3,000	56
Motion Pictures (1.4%)
Avid Technology, Inc. ‡†	13,177	649
Macrovision Corp. ‡	6,200	117
Oil & Gas Extraction (5.6%)
Atwood Oceanics, Inc. ‡	1,000	70
Bill Barrett Corp. ‡	8,000	255
Cabot Oil & Gas Corp.	7,200	330
CAL Dive International, Inc. ‡†	7,200	443
Comstock Resources, Inc. ‡	14,900	449
Forest Oil Corp. ‡	4,200	183
Global Industries, Ltd. ‡	9,400	119
Grey Wolf, Inc. ‡†	9,000	69
Helmerich & Payne, Inc.	1,900	105
Patterson-UTI Energy, Inc.	8,400	287
Spinnaker Exploration Co. ‡	3,600	222
Stone Energy Corp. ‡	3,800	174
Unit Corp. ‡	6,100	320
Personal Services (0.2%)
Jackson Hewitt Tax Service, Inc.	3,600	89
Pharmaceuticals (6.7%)
Abgenix, Inc. ‡	7,500	78
Alkermes, Inc. ‡†	8,400	137
Amylin Pharmaceuticals, Inc. ‡†	3,600	121
Andrx Corp. ‡	3,000	46
Arena Pharmaceuticals, Inc. ‡	3,400	35
Bradley Pharmaceuticals, Inc. ‡†	3,200	39
Celgene Corp. ‡†	2,000	112
Cephalon, Inc. ‡†	1,924	88
Charles River Laboratories International, Inc. ‡	3,700	162
Digene Corp. ‡	10,600	320
Henry Schein, Inc. ‡	2,000	79
ICOS Corp. ‡	2,100	57
Idexx Laboratories, Inc. ‡†	1,500	105
Invitrogen Corp. ‡	4,100	261
Martek Biosciences Corp. ‡†	5,600	173

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Pharmaceuticals (continued)
Medicines Co. ‡	11,500	$197
Medicis Pharmaceutical Corp.–Class A †	9,600	283
Myogen, Inc. ‡	1,700	34
Neurocrine Biosciences, Inc. ‡	4,800	254
Noven Pharmaceuticals, Inc. ‡	11,900	168
Par Pharmaceutical Cos., Inc. ‡†	1,700	44
Protein Design Labs, Inc. ‡†	14,300	401
Rigel Pharmaceuticals, Inc. ‡	1,600	36
Salix Pharmaceuticals, Ltd. ‡	8,669	156
Taro Pharmaceuticals Industries ‡†	3,700	81
Tercica, Inc. ‡†	4,900	49
Vertex Pharmaceuticals, Inc. ‡	4,294	98
Primary Metal Industries (0.2%)
Lone Star Technologies, Inc. ‡	700	32
Steel Dynamics, Inc. †	3,000	93
Printing & Publishing (0.2%)
Scholastic Corp. ‡	1,500	49
Valassis Communications, Inc. ‡	2,000	62
Radio & Television Broadcasting (1.0%)
COX Radio, Inc.–Class A ‡	6,100	87
Entercom Communications Corp. ‡	3,900	113
Gray Television, Inc.	3,400	31
Radio One, Inc.–Class D ‡	13,200	156
Regent Communications, Inc. ‡	13,200	67
Spanish Broadcasting System, Inc.–Class A ‡	10,400	63
Radio, Television & Computer Stores (0.3%)
GameStop Corp.–Class A ‡†	4,400	156
Research & Testing Services (2.1%)
Advisory Board Co. (The) ‡	12,800	618
Exelixis, Inc. ‡	6,700	52
Gen-Probe, Inc. ‡	3,600	147
Incyte Corp. ‡	18,500	92
Pharmaceutical Product Development, Inc.	4,200	241
Residential Building Construction (0.5%)
Toll Brothers, Inc. ‡†	7,000	258
Restaurants (2.4%)
BJ's Restaurants, Inc. ‡	9,400	204
CEC Entertainment, Inc. ‡†	4,450	150
Cheesecake Factory (The) ‡†	4,600	158
PF Chang's China Bistro, Inc. ‡†	6,300	288
Rare Hospitality International, Inc. ‡	9,100	278
Sonic Corp. ‡	7,475	216

	Shares	Value
Retail Trade (2.3%)
AC Moore Arts & Crafts, Inc. ‡†	14,800	$204
Coldwater Creek, Inc. ‡	11,400	308
Hibbett Sporting Goods, Inc. ‡	10,050	264
Marvel Entertainment, Inc. ‡†	5,850	103
Michaels Stores, Inc.	5,400	179
Petsmart, Inc.	2,800	66
Sportsman's Guide (The), Inc. ‡	1,100	29
Zumiez, Inc. ‡	2,300	79
Rubber & Misc. Plastic Products (0.1%)
Trex Co., Inc. ‡†	2,700	56
Savings Institutions (0.0%)
IndyMac Bancorp, Inc.	600	22
Security & Commodity Brokers (1.2%)
Eaton Vance Corp.	7,000	174
Greenhill & Co., Inc.	1,700	81
Legg Mason, Inc.	1,500	161
Raymond James Financial, Inc.	6,900	235
Social Services (0.7%)
Bright Horizons Family Solutions, Inc. ‡	9,200	368
Stone, Clay & Glass Products (0.5%)
Gentex Corp.	13,500	254
Telecommunications (2.3%)
Adtran, Inc.	9,500	287
Nextel Partners, Inc.–Class A ‡	18,900	475
NII Holdings, Inc.–Class B ‡†	2,700	224
Novatel Wireless, Inc. ‡†	1,700	22
Ubiquitel, Inc. ‡	11,500	99
Wireless Facilities, Inc. ‡†	25,100	168
Transportation & Public Utilities (1.1%)
UTI Worldwide, Inc.	6,700	573
Transportation Equipment (0.2%)
Thor Industries, Inc.	4,100	134
Trucking & Warehousing (1.2%)
Forward Air Corp.	5,250	186
Old Dominion Freight Line, Inc. ‡	8,000	283
US Xpress Enterprises, Inc.–Class A ‡	5,600	68
Werner Enterprises, Inc.	7,300	131
Variety Stores (0.3%)
Fred's, Inc. †	10,050	150
Wholesale Trade Durable Goods (2.2%)
Cytyc Corp. ‡†	8,800	223
Insight Enterprises, Inc. ‡	7,800	160
Interline Brands, Inc. ‡	1,400	27

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Wholesale Trade Durable Goods (continued)
Patterson Cos., Inc. ‡	4,400	$182
Reliance Steel & Aluminum Co.	600	34
SCP Pool Corp.	7,530	271
Symyx Technologies, Inc. ‡	9,600	257
West Marine, Inc. ‡	2,000	27
Wholesale Trade Nondurable Goods (1.3%)
SunOpta, Inc. ‡†	48,300	239
Tractor Supply Co. ‡	4,200	204
United Natural Foods, Inc. ‡	10,000	281
Total Common Stocks (cost: $45,510)		53,292
	Principal	Value
SECURITY LENDING COLLATERAL (20.4%)
Debt (18.9%)
Bank Notes (1.2%)
Bank of America
3.81%, due 06/07/2006 *	$310	$310
3.81%, due 08/10/2006 *	307	307
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	62	62
Certificates Of Deposit (1.4%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	246	246
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	196	196
Rabobank Nederland 4.03%, due 05/31/2006 *	307	307
Commercial Paper (4.1%)
Ciesco LLC 4.00%, due 11/03/2005	307	307
General Electric Capital Corp. 3.96%, due 12/05/2005	246	246
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	245	245
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	243	243
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	184	184
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	183	183
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	184	184
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	306 305	306 305

	Principal	Value
Euro Dollar Overnight (4.4%)
Bank of Montreal 3.79%, due 11/01/2005	$184	$184
Barclays 3.80%, due 11/04/2005	246	246
BNP Paribas 3.83%, due 11/02/2005	369	369
Deutsche Bank 3.80%, due 11/02/2005	615	615
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	184	184
Royal Bank of Scotland 3.76%, due 11/01/2005	246	246
Svenska Handlesbanken 4.03%, due 11/01/2005	317	317
UBS AG 3.80%, due 11/03/2005	246	246
Euro Dollar Terms (1.6%)
Royal Bank of Scotland 4.00%, due 12/12/2005	246	246
UBS AG 4.02%, due 12/01/2005	246	246
Wells Fargo 3.96%, due 11/14/2005	369	369
Promissory Notes (0.5%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	258	258
Repurchase Agreements (5.7%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $419 on 11/01/2005	419	419
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $1,045 on 11/01/2005	1,045	1,045
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $29 on 11/01/2005	29	29
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $1,230 on 11/01/2005	1,230	1,230
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $369 on 11/01/2005	369	369

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX T. Rowe Price Small Cap

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (1.5%)
Money Market Funds (1.5%)
American Beacon Fund 1-day yield of 3.81%	265,053	$265
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	245,889	246
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	38,302	38
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	243,171	243
Total Security Lending Collateral (cost: $11,041)		11,041
Total Investment Securities (cost: $56,551)		$64,333
SUMMARY:
Investment securities, at value	118.8%	$64,333
Liabilities in excess of other assets	(18.8)%	(10,188)
Net assets	100.0%	$54,145

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $10,605.

☐  Value is less than $1.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $3,153, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

●  Investors Bank and Trust Co., a wholly-owned subsidiary of Investors Financial Services Corp., serves as the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $1,039 or 1.9% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX T. Rowe Price Small Cap

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $56,551) (including securities loaned of $10,605)	$64,333
Cash	928
Receivables:
Investment securities sold	311
Shares of beneficial interest sold	5
Interest	3
Dividends	7
Other	3
65,590
Liabilities:
Investment securities purchased	278
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	22
Management and advisory fees	33
Distribution and service fees	25
Transfer agent fees	13
Administration fees	1
Payable for collateral for securities on loan	11,041
Other	32
11,445
Net Assets	$54,145
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$30,630
Undistributed net investment income (loss)	–
Undistributed net realized gain (loss) from investment securities and futures contracts	15,733
Net unrealized appreciation (depreciation) on investment securities	7,782
Net Assets	$54,145
Net Assets by Class:
Class A	$38,007
Class B	11,328
Class C	4,810
Shares Outstanding:
Class A	3,014
Class B	942
Class C	401
Net Asset Value Per Share:
Class A	$12.61
Class B	12.03
Class C	12.00
Maximum Offering Price Per Share (a):
Class A	$13.34

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$12
Dividends	247
Income from loaned securities–net	24
283
Expenses:
Management and advisory fees	452
Distribution and service fees:
Class A	155
Class B	118
Class C	51
Transfer agent fees:
Class A	62
Class B	61
Class C	21
Printing and shareholder reports	24
Custody fees	27
Administration fees	11
Legal fees	5
Audit fees	18
Trustees fees	3
Registration fees:
Class A	17
Class B	11
Class C	10
Other	1
Total expenses	1,047
Less:
Reimbursement of class expenses:
Class B	(16)
Class C	(8)
Total reimbursed expenses	(24)
Net expenses	1,023
Net Investment Income (Loss)	(740)
Net Realized Gain (Loss) from:
Investment securities	16,633
Futures contracts	453
17,086
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(2,325)
Net Gain (Loss) on Investment Securities and Futures Contracts	14,761
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,021

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX T. Rowe Price Small Cap

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(740)	$(1,650)
Net realized gain (loss) from investment securities and futures contracts	17,086	6,447
Net unrealized appreciation (depreciation) on investment securities	(2,325)	(3,896)
	14,021	901
Capital Share Transactions:
Proceeds from shares sold:
Class A	2,848	46,740
Class B	1,312	2,565
Class C	977	1,843
Class C2	–	432
Class M	–	129
	5,137	51,709
Cost of shares redeemed:
Class A	(106,299)	(12,651)
Class B	(3,417)	(3,171)
Class C	(1,843)	(1,440)
Class C2	–	(584)
Class M	–	(879)
	(111,559)	(18,725)
Class level exchanges:
Class C	–	4,045
Class C2	–	(2,406)
Class M	–	(1,639)
	–	–
Automatic conversions:
Class A	31	–
Class B	(31)	–
	–	–
	(106,422)	32,984
Net increase (decrease) in net assets	(92,401)	33,885
Net Assets:
Beginning of year	146,546	112,661
End of year	$54,145	$146,546
Undistributed Net Investment Income (Loss)	$–	$(1)

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	236	4,181
Class B	115	240
Class C	86	173
Class C2	–	40
Class M	–	13
	437	4,647
Shares redeemed:
Class A	(9,203)	(1,157)
Class B	(298)	(301)
Class C	(161)	(139)
Class C2	–	(53)
Class M	–	(83)
	(9,662)	(1,733)
Class level exchanges:
Class C	–	381
Class C2	–	(222)
Class M	–	(159)
	–	–
Automatic conversions:
Class A	3	–
Class B	(3)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	(8,964)	3,024
Class B	(186)	(61)
Class C	(75)	415
Class C2	–	(235)
Class M	–	(229)
	(9,225)	2,914

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX T. Rowe Price Small Cap

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.84	$(0.11)	$1.88	$1.77	$–	$–	$–	$12.61
	10/31/2004	10.61	(0.12)	0.35	0.23	–	–	–	10.84
	10/31/2003	7.83	(0.15)	2.93	2.78	–	–	–	10.61
	10/31/2002	9.46	(0.16)	(1.47)	(1.63)	–	–	–	7.83
	10/31/2001	13.17	(0.14)	(3.56)	(3.70)	–	(0.01)	(0.01)	9.46
Class B	10/31/2005	10.44	(0.22)	1.81	1.59	–	–	–	12.03
	10/31/2004	10.28	(0.18)	0.34	0.16	–	–	–	10.44
	10/31/2003	7.63	(0.19)	2.84	2.65	–	–	–	10.28
	10/31/2002	9.29	(0.22)	(1.44)	(1.66)	–	–	–	7.63
	10/31/2001	13.05	(0.21)	(3.54)	(3.75)	–	(0.01)	(0.01)	9.29
Class C	10/31/2005	10.42	(0.22)	1.80	1.58	–	–	–	12.00
	10/31/2004	10.28	(0.22)	0.36	0.14	–	–	–	10.42
	10/31/2003	7.52	(0.20)	2.96	2.76	–	–	–	10.28

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	16.33%	$38,007	1.42%	1.42%	(0.95)%	22%
	10/31/2004	2.17	129,809	1.36	1.36	(1.08)	29
	10/31/2003	35.50	95,018	1.75	1.93	(1.55)	25
	10/31/2002	(17.22)	6,487	1.74	2.67	(1.52)	55
	10/31/2001	(28.11)	7,067	1.55	2.56	(1.30)	49
Class B	10/31/2005	15.22	11,328	2.36	2.50	(1.92)	22
	10/31/2004	1.56	11,776	1.94	1.94	(1.67)	29
	10/31/2003	34.73	12,227	2.40	2.58	(2.20)	25
	10/31/2002	(17.85)	8,860	2.39	3.32	(2.17)	55
	10/31/2001	(28.73)	9,496	2.20	3.21	(1.95)	49
Class C	10/31/2005	15.21	4,810	2.36	2.51	(1.91)	22
	10/31/2004	1.32	4,961	2.40	2.40	(2.13)	29
	10/31/2003	36.70	628	2.40	2.58	(2.20)	25

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX T. Rowe Price Small Cap (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of less than $1 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $10, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

At October 31, 2005, there were no open futures contracts.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS, and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$2,093	3.87%
TA IDEX Asset Allocation– Moderate Portfolio	25,499	47.09%
Total	$27,592	50.96%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2004 to December 31, 2004

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

From January 1, 2005 on:

0.75% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2004 to December 31, 2004

1.40% Expense Limit

From January 1, 2005 on:

1.35% Expense Limit

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on the aggregate assets that they manage in the Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund at October 31, 2005 was $5.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$114
Retained by Underwriter	7
Contingent Deferred Sales Charge	26

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX T. Rowe Price Small Cap

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $138 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $4.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$13,726
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	119,443
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and net operating losses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(740)
Undistributed net investment income (loss)	741
Undistributed net realized gain (loss) from investment securities	(1)

The capital loss carryforward utilized during the year ended October 31, 2005 was $818.

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$15,969
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$7,546

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$56,787
Unrealized Appreciation	$11,089
Unrealized (Depreciation)	(3,543)
Net Unrealized Appreciation (Depreciation)	$7,546

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX T. Rowe Price Small Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX T. Rowe Price Small Cap (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX T. Rowe Price Tax-Efficient Growth

MARKET ENVIRONMENT

Despite rising short-term interest rates and surging energy costs, U.S. stocks produced respectable gains in the twelve month period ended October 31, 2005. Equities were supported by a moderate economic expansion, generally favorable corporate earnings growth, and low long-term interest rates. The market's gains were capped by fears of higher inflation and slower economic growth toward the end of our reporting period.

Our large-cap growth style of investing was not in favor over the last year, as value stocks had a performance advantage over growth across all market capitalizations, as measured by various Russell indexes, and mid- and small-cap shares outperformed their larger rivals. However, we are encouraged that large-cap growth stocks outperformed their value-oriented peers in the last six months.

Energy stocks dominated over the last year as oil prices climbed to $70 per barrel by late August, so avoiding the sector, which stems from the lack of companies that can grow their earnings steadily in the absence of rising commodity prices, was disadvantageous. Trends do not last indefinitely, and we believe investors will eventually discover that there are high-quality companies in many sectors capable of producing steady earnings growth that will not taper off as a cyclical trend comes to an end.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX T. Rowe Price Tax-Efficient Growth, Class A returned 4.31%. By comparison its primary and former benchmarks, the Russell 1000 Growth Index and the Standard and Poor's 500 Composite Stock Index ("S&P 500"), returned 8.81% and 8.71%, respectively.

STRATEGY REVIEW

The portfolio invests in stocks of large-cap growth companies that have strong prospects and are market leaders within their niches. We plan to own our companies for a long time, so we focus on those with strong, sustainable market positions and high returns on capital. We do not trade opportunistically or rotate from sector to sector because, we believe, successful market timing is nearly impossible. We try not to realize gains unless a company's long-term outlook has deteriorated materially. In addition, we will sell investments that have declined and accumulate tax losses that can be used to offset future gains.

The portfolio returned 4.31% for the twelve month period ended October 31, 2005, but trailed the S&P 500, a blend of growth and value stocks, which returned 8.71%. The Fund lagged because we avoided the energy sector and because of weakness in our holdings in the information technology sector ("IT"), which detracted the most in absolute terms. The underlying industry that fared the worst over the last year was semiconductors: semiconductor companies Xilinx, Inc., Maxim Integrated Products, and Analog Devices, Inc. had great negative impact in absolute terms. On the plus side, stock selection in the health care and financials sectors, were the best performing sectors in absolute terms. Our overweighting of health care providers and capital markets companies, the two top-performing underlying industries, helped our relative results. Our largest contributors to absolute performance included managed care companies WellPoint, Inc. and UnitedHealth Group Inc. and asset managers Franklin Resources, Inc. and Northern Trust Corporation. Credit rating agency Moody's Corp. also performed very well.

Although we are disappointed with the short-term relative performance of the Fund, we remain convinced that the solid fundamentals of our holdings, including good growth prospects, high returns on capital, and competitive positions in their fields of business, coupled with low portfolio turnover and high tax efficiency will lead to favorable long-term results. As of October 31st, we emphasized companies in the IT, consumer discretionary, health care, and financials sectors, whereas stocks of consumer staples and industrials and business services companies represented lesser commitments. We held no energy, utility, or telecommunication services companies and had very little exposure to the materials sector. We feel that companies with good growth prospects and high, sustainable returns on equity are seldom found in these areas.

Donald J. Peters

Fund Manager
T. Rowe Price Associates, Inc.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX T. Rowe Price Tax-Efficient Growth

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	4.31%	(0.49)%	0.74%	3/1/99
Class A (POP)	(1.42)%	(1.61)%	(0.11)%	3/1/99
Return after taxes on distributions[2]	(1.42)%	(1.62)%	(0.19)%	3/1/99
Return after taxes on distributions and sale of fund shares[2]	(0.92)%	(1.37)%	(0.14)%	3/1/99
Russell 1000 Growth[1]	8.81%	(7.93)%	(2.94)%	3/1/99
S&P 500[1]	8.71%	(1.73)%	1.14%	3/1/99
Class B (NAV)	3.62%	(1.14)%	0.09%	3/1/99
Class B (POP)	(1.38)%	(1.34)%	0.09%	3/1/99
Class C (NAV)	3.65%	–	8.32%	11/11/02
Class C (POP)	2.65%	–	8.32%	11/11/02

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index and the Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 2004, the Fund had selected the S&P 500 as its benchmark measure; however, the Russell 1000 is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

2  The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Funds managed for tax efficiency may not be suitable for IRAs and other nontaxable accounts, as the pre-tax returns may be lower than a similar fund that is not managed with tax considerations. In addition, while tax managed funds have the ability to distribute capital gains, investors may still incur a taxable gain upon liquidating their account.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX T. Rowe Price Tax-Efficient Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,038.10	1.69%	$8.68
Hypothetical (b)	1,000.00	1,016.69	1.69	8.59
Class B
Actual	1,000.00	1,035.10	2.36	12.11
Hypothetical (b)	1,000.00	1,013.31	2.36	11.98
Class C
Actual	1,000.00	1,035.10	2.35	12.05
Hypothetical (b)	1,000.00	1,013.36	2.35	11.93

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX T. Rowe Price Tax-Efficient Growth

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.7%)
Aerospace (0.7%)
Boeing Co. (The)	2,600	$168
Amusement & Recreation Services (1.5%)
Disney (Walt) Co. (The)	6,400	156
Station Casinos, Inc.	2,900	186
Apparel Products (0.6%)
Cintas Corp. †	3,300	134
Automotive (0.5%)
Harley-Davidson, Inc.	2,200	109
Beverages (2.9%)
Anheuser-Busch Cos., Inc.	1,900	78
Coca-Cola Co. (The)	6,300	269
PepsiCo, Inc.	5,070	299
Business Credit Institutions (0.5%)
Freddie Mac	2,000	123
Business Services (7.9%)
ChoicePoint, Inc. ‡	1,900	80
Clear Channel Communications, Inc.	3,600	109
eBay, Inc. ‡	10,800	428
Equifax, Inc.	700	24
First Data Corp.	3,700	150
Getty Images, Inc. ‡	700	58
Monster Worldwide, Inc. ‡	4,300	141
Moody's Corp.	4,200	224
Omnicom Group, Inc.	2,800	232
Robert Half International, Inc.	4,400	162
WPP Group PLC, Sponsored ADR	3,300	163
Chemicals & Allied Products (4.0%)
Avon Products, Inc.	4,200	113
Colgate-Palmolive Co.	2,700	143
Ecolab, Inc.	3,600	119
Monsanto Co.	1,000	63
Procter & Gamble Co.	6,687	374
Valspar Corp.	3,400	75
Commercial Banks (8.4%)
Bank of New York Co., Inc. (The)	3,900	122
Citigroup, Inc.	8,059	369
Mellon Financial Corp.	4,000	127
Northern Trust Corp.	9,100	488
State Street Corp.	8,800	486
Wells Fargo & Co.	4,800	289
Communication (0.7%)
Certegy, Inc.	1,200	45
Viacom, Inc.–Class B	3,800	118

	Shares	Value
Communications Equipment (0.4%)
Nokia Corp., ADR	5,000	$84
Computer & Data Processing Services (8.4%)
Adobe Systems, Inc. †	1,600	52
Automatic Data Processing, Inc.	4,200	196
Electronic Arts, Inc. ‡	500	28
Intuit, Inc. ‡	2,400	110
Microsoft Corp.	23,200	596
NAVTEQ Corp. ‡	1,400	55
Oracle Corp. ‡	21,000	266
SAP AG, ADR †	4,000	172
Yahoo!, Inc. ‡	11,000	407
Computer & Office Equipment (5.1%)
Cisco Systems, Inc. ‡	28,000	489
Dell, Inc. ‡	16,900	539
EMC Corp. ‡	7,700	107
Symbol Technologies, Inc.	139	1
Drug Stores & Proprietary Stores (1.0%)
CVS Corp.	4,100	100
Walgreen Co.	2,900	132
Educational Services (0.7%)
Apollo Group, Inc.–Class A †‡	2,350	148
Electronic & Other Electric Equipment (3.6%)
General Electric Co.	23,750	805
Electronic Components & Accessories (11.4%)
Altera Corp. †‡	14,700	245
Analog Devices, Inc.	7,400	257
Broadcom Corp.–Class A ‡	2,000	85
Intel Corp.	22,000	517
Linear Technology Corp.	11,600	385
Maxim Integrated Products, Inc.	10,300	357
Microchip Technology, Inc.	6,300	190
Texas Instruments, Inc.	7,000	200
Xilinx, Inc.	13,400	321
Entertainment (0.4%)
International Game Technology †	3,100	82
Food & Kindred Products (1.0%)
General Mills, Inc. †	2,300	111
WM Wrigley Jr. Co.	1,700	118
Furniture & Home Furnishings Stores (1.2%)
Bed Bath & Beyond, Inc. ‡	3,300	134
Williams-Sonoma, Inc. ‡	3,600	141
Hotels & Other Lodging Places (1.0%)
Choice Hotels International, Inc.	2,000	66
Marriott International, Inc.–Class A	2,500	149

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX T. Rowe Price Tax-Efficient Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Industrial Machinery & Equipment (0.4%)
Illinois Tool Works, Inc.	1,200	$102
Insurance (6.6%)
AMBAC Financial Group, Inc.	1,200	85
American International Group, Inc.	2,663	173
UnitedHealth Group, Inc.	9,800	567
WellPoint, Inc. ‡	8,800	657
Insurance Agents, Brokers & Service (0.4%)
Marsh & McLennan Cos., Inc.	2,800	82
Lumber & Other Building Materials (2.0%)
Home Depot, Inc. (The)	10,800	443
Management Services (0.9%)
Paychex, Inc.	5,200	202
Medical Instruments & Supplies (4.0%)
Baxter International, Inc.	2,800	107
Guidant Corp.	300	19
Medtronic, Inc.	8,700	493
Stryker Corp.	3,400	140
Zimmer Holdings, Inc. ‡	2,200	140
Motion Pictures (0.7%)
Time Warner, Inc.	8,400	150
Paper & Allied Products (0.7%)
3M Co.	600	46
Kimberly-Clark Corp.	1,900	108
Personal Credit Institutions (0.6%)
SLM Corp.	2,300	128
Pharmaceuticals (8.2%)
Abbott Laboratories	4,900	211
Amgen, Inc. ‡	3,200	242
AstraZeneca PLC, ADR	1,900	85
GlaxoSmithKline PLC, ADR	2,200	114
Johnson & Johnson	7,500	470
Lilly (Eli) & Co. †	2,900	144
Medco Health Solutions, Inc. ‡	709	40
Merck & Co., Inc.	2,300	65
Pfizer, Inc.	12,985	282
Wyeth	4,100	183
Printing & Publishing (1.3%)
McGraw-Hill Cos., Inc. (The)	6,000	294
Radio & Television Broadcasting (0.7%)
IAC/InterActiveCorp. ‡	1,550	40
Univision Communications, Inc.–Class A †‡	4,100	107
Restaurants (0.5%)
Starbucks Corp. ‡	4,200	119
Retail Trade (1.7%)
Amazon.com, Inc. †‡	5,500	219
Tiffany & Co. †	4,100	162

	Shares	Value
Rubber & Misc. Plastic Products (0.5%)
NIKE, Inc.–Class B	1,300	$109
Security & Commodity Brokers (3.9%)
American Express Co.	3,600	179
Ameriprise Financial, Inc. ‡	720	27
Charles Schwab Corp. (The)	14,600	222
Eaton Vance Corp.	4,000	100
Franklin Resources, Inc.	3,900	345
Transportation & Public Utilities (0.9%)
Expedia, Inc. †‡	1,550	29
Expeditors International of Washington, Inc.	2,800	170
Variety Stores (2.6%)
Dollar General Corp.	8,600	167
Family Dollar Stores, Inc. †	3,900	86
Wal-Mart Stores, Inc.	6,800	322
Water Transportation (0.2%)
Carnival Corp.	900	45
Wholesale Trade Nondurable Goods (1.0%)
SYSCO Corp.	7,300	233
Total Common Stocks (cost: $16,099)		22,322
	Principal	Value
SECURITY LENDING COLLATERAL (6.7%)
Debt (6.2%)
Bank Notes (0.4%)
Bank of America 3.81%, due 06/07/2006 *	$42	$42
3.81%, due 08/10/2006 *	42	42
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	8	8
Certificates Of Deposit (0.4%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	33	33
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	27	27
Rabobank Nederland 4.03%, due 05/31/2006 *	42	42
Commercial Paper (1.3%)
Ciesco LLC 4.00%, due 11/03/2005	42	42
General Electric Capital Corp. 3.96%, due 12/05/2005	33	33
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	33	33
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	33	33
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	25	25

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX T. Rowe Price Tax-Efficient Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	$25	$25
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	25	25
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	42 42	42 42
Euro Dollar Overnight (1.5%)
Bank of Montreal 3.79%, due 11/01/2005	25	25
Barclays 3.80%, due 11/04/2005	33	33
BNP Paribas 3.83%, due 11/02/2005	50	50
Deutsche Bank 3.80%, due 11/02/2005	84	84
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	25	25
Royal Bank of Scotland 3.76%, due 11/01/2005	33	33
Svenska Handlesbanken 4.03%, due 11/01/2005	43	43
UBS AG 3.80%, due 11/03/2005	33	33
Euro Dollar Terms (0.5%)
Royal Bank of Scotland 4.00%, due 12/12/2005	33	33
UBS AG 4.02%, due 12/01/2005	33	33
Wells Fargo 3.96%, due 11/14/2005	50	50
Promissory Notes (0.2%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	35	35

	Principal	Value
Repurchase Agreements (1.9%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $57 on 11/01/2005	$57	$57
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $142 on 11/01/2005	142	142
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $4 on 11/01/2005	4	4
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $167 on 11/01/2005	167	167
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $50 on 11/01/2005	50	50
	Shares	Value
Investment Companies (0.5%)
Money Market Funds (0.5%)
American Beacon Fund 1-day yield of 3.81%	35,966	$36
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	33,366	33
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	5,197	5
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	32,997	33
Total Security Lending Collateral (cost: $1,498)		1,498
Total Investment Securities (cost: $17,597)		$23,820
SUMMARY:
Investment securities, at value	106.4%	$23,820
Liabilities in excess of other assets	(6.4)%	(1,432)
Net assets	100.0%	$22,388

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $1,453.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $428, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $141 or 0.6% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX T. Rowe Price Tax-Efficient Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $17,597) (including securities loaned of $1,453)	$23,820
Receivables:
Investment securities sold	121
Shares of beneficial interest sold	25
Dividends	11
Other	2
23,979
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	4
Management and advisory fees	11
Distribution and service fees	14
Transfer agent fees	8
Due to custodian	31
Payable for collateral for securities on loan	1,498
Other	25
1,591
Net Assets	$22,388
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$19,745
Accumulated net investment income (loss)	(1)
Accumulated net realized gain (loss) from investment securities	(3,579)
Net unrealized appreciation (depreciation) on investment securities	6,223
Net Assets	$22,388
Net Assets by Class:
Class A	$9,740
Class B	9,708
Class C	2,940
Shares Outstanding:
Class A	940
Class B	967
Class C	293
Net Asset Value Per Share:
Class A	$10.36
Class B	10.03
Class C	10.03
Maximum Offering Price Per Share (a):
Class A	$10.96

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Dividends (net of withholding taxes on foreign dividends of $1)	$418
Income from loaned securities–net	3
421
Expenses:
Management and advisory fees	191
Distribution and service fees:
Class A	38
Class B	116
Class C	36
Transfer agent fees:
Class A	30
Class B	46
Class C	15
Printing and shareholder reports	14
Custody fees	10
Administration fees	5
Legal fees	2
Audit fees	27
Trustees fees	1
Registration fees:
Class A	12
Class B	12
Class C	11
Other	1
Total expenses	567
Less:
Reimbursement of class expenses:
Class A	(1)
Class B	(13)
Class C	(12)
Total reimbursed expenses	(26)
Net expenses	541
Net Investment Income (Loss)	(120)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	2,259
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(980)
Net Gain (Loss) on Investment Securities	1,279
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,159

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX T. Rowe Price Tax-Efficient Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(120)	$(300)
Net realized gain (loss) from investment securities	2,259	211
Net unrealized appreciation (depreciation) on investment securities	(980)	303
	1,159	214
Capital Share Transactions:
Proceeds from shares sold:
Class A	618	1,616
Class B	435	2,611
Class C	216	217
Class C2	–	386
Class M	–	146
	1,269	4,976
Cost of shares redeemed:
Class A	(2,655)	(3,590)
Class B	(4,256)	(3,729)
Class C	(1,718)	(691)
Class C2	–	(653)
Class M	–	(526)
	(8,629)	(9,189)
Class level exchanges:
Class C	–	4,376
Class C2	–	(3,084)
Class M	–	(1,292)
	–	–
Automatic conversions:
Class A	3	49
Class B	(3)	(49)
	–	–
	(7,360)	(4,213)
Net increase (decrease) in net assets	(6,201)	(3,999)
Net Assets:
Beginning of year	28,589	32,588
End of year	$22,388	$28,589
Accumulated Net Investment Income (Loss)	$(1)	$(1)

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	60	159
Class B	43	261
Class C	22	22
Class C2	–	39
Class M	–	14
	125	495
Shares redeemed:
Class A	(256)	(353)
Class B	(423)	(377)
Class C	(170)	(71)
Class C2	–	(66)
Class M	–	(52)
	(849)	(919)
Class level exchanges:
Class C	–	441
Class C2	–	(305)
Class M	–	(135)
	–	1
Automatic conversions:
Class A	–	5
Class B	–	(5)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(196)	(189)
Class B	(380)	(121)
Class C	(148)	392
Class C2	–	(332)
Class M	–	(173)
	(724)	(423)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX T. Rowe Price Tax-Efficient Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$9.93	$(0.01)	$0.44	$0.43	$–	$–	$–	$10.36
	10/31/2004	9.85	(0.06)	0.14	0.08	–	–	–	9.93
	10/31/2003	8.09	(0.05)	1.81	1.76	–	–	–	9.85
	10/31/2002	9.54	(0.02)	(1.43)	(1.45)	–	–	–	8.09
	10/31/2001	10.64	0.05	(1.13)	(1.08)	(0.02)	–	(0.02)	9.54
Class B	10/31/2005	9.68	(0.07)	0.42	0.35	–	–	–	10.03
	10/31/2004	9.66	(0.12)	0.14	0.02	–	–	–	9.68
	10/31/2003	7.99	(0.10)	1.77	1.67	–	–	–	9.66
	10/31/2002	9.49	(0.09)	(1.41)	(1.50)	–	–	–	7.99
	10/31/2001	10.63	(0.02)	(1.12)	(1.14)	–	–	–	9.49
Class C	10/31/2005	9.68	(0.07)	0.42	0.35	–	–	–	10.03
	10/31/2004	9.66	(0.12)	0.14	0.02	–	–	–	9.68
	10/31/2003	7.91	(0.11)	1.86	1.75	–	–	–	9.66

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	4.31%	$9,740	1.70%	1.70%	(0.10)%	6%
	10/31/2004	0.83	11,281	1.70	1.78	(0.56)	5
	10/31/2003	21.76	13,057	1.70	1.85	(0.56)	50
	10/31/2002	(15.20)	21,389	1.68	1.95	(0.27)	76
	10/31/2001	(10.14)	8,552	1.55	2.07	0.47	30
Class B	10/31/2005	3.62	9,708	2.35	2.46	(0.72)	6
	10/31/2004	0.20	13,038	2.31	2.31	(1.18)	5
	10/31/2003	21.05	14,181	2.35	2.50	(1.21)	50
	10/31/2002	(15.84)	11,897	2.33	2.60	(0.92)	76
	10/31/2001	(10.75)	15,500	2.20	2.72	(0.18)	30
Class C	10/31/2005	3.65	2,940	2.35	2.67	(0.70)	6
	10/31/2004	0.17	4,270	2.35	3.00	(1.21)	5
	10/31/2003	22.12	473	2.35	2.50	(1.21)	50

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX T. Rowe Price Tax-Efficient Growth (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Throughout the year, the Fund may have a cash overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $1, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation – Conservative Portfolio	$4,111	18.36%
Total	$4,111	18.36%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.65% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.35% Expense Limit

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on the aggregate assets that they manage in the Transamerica IDEX Mutual Funds. The amount of the discount received by the Fund for the year ended October 31, 2005 was $2.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$50
Retained by Underwriter	3
Contingent Deferred Sales Charge	28

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $86 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $2.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$1,616
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	9,875
U.S. Government	–

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX T. Rowe Price Tax-Efficient Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(120)
Accumulated net investment income (loss)	120

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available Through
$238	October 31, 2010
3,180	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2005 was $2,204.

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(3,418)
Net Unrealized Appreciation (Depreciation)	$6,062

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$17,758
Unrealized Appreciation	$6,349
Unrealized (Depreciation)	(287)
Net Unrealized Appreciation (Depreciation)	$6,062

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX T. Rowe Price Tax-Efficient Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX T. Rowe Price Tax-Efficient Growth (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Templeton Great Companies Global

MARKET ENVIRONMENT

Great Companies, L.L.C:

The twelve months ended October 31, 2005 will be remembered as the worst hurricane season on record for its magnitude and severity both in human and financial toll. The storms exacerbated already high energy prices, while the Federal Reserve Board ("Fed") steadily raised interest rates. Consequently, financial strains were manifested in the form of several major airlines and automobile industry companies declaring bankruptcy. The on-going conflict in Iraq, a record federal deficit, CEO's being tried and sent to jail, concerns that the real estate industry may have peaked, coupled with investigations within the Bush administration, all contributed to a backdrop of investor angst. This led to a very uncertain and choppy stock market. When combined with the disruptive effect of hedge funds and other short-term oriented trading strategies, we observed many stocks trading within a very tight range. Hence, in a range bound stock market it is necessary to take profits from time-to-time in order to prevent "round tripping" a stock (going from low price to high price and back to low price).

Templeton Investment Counsel, LLC:

The global economic recovery continued during the period under review. U.S. gross domestic product ("GDP") has grown for fifteen consecutive quarters. Apart from Western Europe, foreign growth appeared to be beating expectations of a slowdown. In Asia, China's industrial production and GDP expanded, and Japan's economic outlook seemed brighter.

Oil prices remained a major concern for the global economy as prices climbed higher and reached record levels in August. Rising energy costs impacted companies and sentiment around the world. European economic growth lagged as consumer and business sentiment were weak for a number of reasons in addition to high energy costs. Also, the region continued to face political and economic integration issues.

Despite the predominantly weak outlook for the European economy, many European equity markets performed well during the portfolio's fiscal year. Asian markets as a whole delivered double digit returns. Although the U.S. dollar depreciated in the foreign exchange market in the first half of the period, it appreciated in the latter half. Overall, for the year under review, foreign currency conversion had little effect on Europe's and the Asia-Pacific region's investment returns.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Templeton Great Companies Global, Class A returned 10.41%. By comparison its benchmark, the Morgan Stanley Capital International World Index, returned 13.82%.

STRATEGY REVIEW

Great Companies, L.L.C:

We made several changes to the portfolio in the past year. Portfolio turnover was higher than normal; however, it was a by-product of repositioning to take advantage of market volatility. We also removed several stocks that no longer meet our screens as they have failed to adapt to a dynamic market place.

During the year, we removed a number of stocks including Advanced Neuromodulation Systems, Inc. ("Advanced Neuromodulation"), Anheuser-Busch Companies, Inc., Avon Products, Inc., Zimmer Holdings, Inc. ("Zimmer"), Pfizer Inc., Dell Inc., and Genentech, Inc. ("Genentech").

For example, we removed Genentech from the portfolio as the stock appreciated from $56 at the beginning of the year to over $80 when we removed it. Genentech has been an exceptional holding. The company is a great company, however, we determined the valuation to be rich. Similarly, another medical device holding that worked out was Advanced Neuromodulation. This idea was a hit – up substantially from our entry point as investors began to appreciate the growth potential of the neurostimulation market for treating pain. We had closed the gap on the company's intrinsic value and booked the gains.

Zimmer, a stock in a sector that we like, the baby boomer play on implants for knees, hips and other joints was removed because of an investigation's perceived risk on the stock's performance.

The energy sector has outperformed the Standard and Poor's 500 Composite Stock Index ("S&P 500") over an extended period, and as a result, we added several energy stocks to the portfolio. At present, we are underweighted in energy as energy prices have continued to decline. However, we have broadened out our holdings in gas and energy services related companies like Chesapeake Energy Corporation, Burlington Resources Inc., and BJ Services Company, as we ascertain favorable prospects in those segments.

We increased our holdings in the technology sector during the year with the addition of Apple Computer, Inc., Motorola, Inc.,

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and Hewlett-Packard Company ("Hewlett-Packard"). We also added several financials including JP Morgan Chase & Co., Morgan Stanley, and Prudential Financial, Inc.

We had some stellar holdings that outperformed the S&P 500 during the year, including Genzyme Corporation ("Genzyme"), Hewlett-Packard, Vertex Pharmaceuticals Incorporated "(Vertex") and The Goldman Sachs Group, Inc. ("Goldman Sachs").

Genzyme, up more than 36%, as a result of strong results in its several of its core products including Renagel, its remedy used in the treatment of end-stage renal failure. Vertex as well as Amgen Inc. garnered greater than 30% returns as biotechnology was a clear strength for the strategy. Hewlett-Packard was up more than 24% from our entry point on the back of improving company fundamentals, a critical management change and more disclosure on the company's strategy for better profitability and growth. Finally, Goldman Sachs, the venerable investment bank and capital markets powerhouse had a very strong year with healthy growth across almost all parts of its business.

Some of our stocks that underperformed during the year were Symantec Corporation ("Symantec"), International Game Technology ("IGT") and Intel Corporation ("Intel"). Symantec made a less than favorable acquisition while IGT and Intel were the victims of a sequential slowing of their aggregate business sales growth.

Templeton Investment Counsel, LLC:

In absolute and relative terms, the portfolio benefited most from its allocation to industrial stocks, which performed well due to healthy economic growth leading to strong demand for these companies' products, along with improved profitability from successful cost-cutting efforts. Many of the portfolio's industrial stocks experienced significant gains during the period, and we slowly sold some stocks that reached what we considered full valuation.

Our utilities sector allocation, mainly European utilities, also contributed to portfolio performance. Utility stocks performed positively. We selectively trimmed our utility allocation but continued to identify value in the industry.

Although energy stocks were among the greatest absolute contributors to portfolio performance for the reporting period, the portfolio was negatively impacted in relative terms by its underweighted energy sector position. Despite a recent spike in crude oil prices, however, our views on the oil industry remained unchanged, and we believed the energy sector as a whole was near full valuation. Although demand increased over the past few years, exploration efforts were limited partly due to higher exploration and development costs. Geopolitical tensions in oil-producing regions aggravated supply, as did the efforts of several governments to protect and replenish national strategic reserves. Within this context, the supply and demand equilibrium remained fragile, impacting oil prices and energy stocks.

Our financial sector allocation also hurt relative performance, driven by an underweighted position in banks as well as selective stock holdings that underperformed. During the period, we found some value in the sector and recently increased our allocation to several bank and insurance stocks.

From a geographic perspective, European equities benefited the portfolio, but our relatively underweighted position in Japanese equities hindered relative performance. Generally unpopular for more than a decade, Japanese equities rallied as investors seemed to believe that Japan might be entering a period of sustained economic growth. Although we continued to add selectively to our Japanese holdings, our bottom-up research did not support a strong case for investing there. We retained an underweighted position relative to the benchmark based on our valuation analysis for shares of individual companies and our qualitative assessment of their respective management teams.

Tina Hellmer, CFA	James Huguet

Antonio T. Docal, CFA	Gerry Bollman, CFA

Gary Motyl, CFA	Matt Stephani, CFA, CPA

Derek Hong, CFA

Co-Fund Managers Templeton Investment Counsel, LLC	Co-Fund Managers Great Companies, L.L.C.

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Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	10.41%	(7.90)%	7.21%	10.21%	10/1/92
Class A (POP)	4.34%	(8.94)%	6.60%	9.74%	10/1/92
MSCIW[1]	13.82%	0.57%	7.56%	8.93%	10/1/92
Class B (NAV)	9.48%	(8.57)%	6.64%	6.22%	10/1/95
Class B (POP)	4.48%	(8.75)%	6.64%	6.22%	10/1/95
Class C (NAV)	9.52%	–	–	8.95%	11/11/02
Class C (POP)	8.52%	–	–	8.95%	11/11/02

NOTES

1  The Morgan Stanley Capital InternationalWorld (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,059.00	1.45%	$7.53
Hypothetical (b)	1,000.00	1,017.90	1.45	7.37
Class B
Actual	1,000.00	1,054.50	2.22	11.50
Hypothetical (b)	1,000.00	1,014.01	2.22	11.27
Class C
Actual	1,000.00	1,055.20	2.21	11.45
Hypothetical (b)	1,000.00	1,014.06	2.21	11.22

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2005

This chart shows the percentage breakdown by region of the Fund's total investment securities.

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SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.7%)
Australia (1.1%)
Alumina, Ltd.	376,884	$1,632
BHP Billiton, Ltd.	72,287	1,122
National Australia Bank, Ltd.	121,966	3,010
Brazil (0.9%)
Cia Vale do Rio Doce, ADR †	27,030	1,117
Cia Vale do Rio Doce–Class A, ADR	11,240	415
Empresa Brasileira de Aeronautica SA, ADR †	36,800	1,427
Tele Norte Leste Participacoes SA, ADR	86,090	1,524
Canada (0.9%)
Alcan, Inc.	54,070	1,705
BCE, Inc. †	109,310	2,705
Cayman Islands (1.0%)
ACE, Ltd.	58,730	3,060
XL Capital, Ltd.–Class A †	34,340	2,200
Denmark (0.6%)
Vestas Wind Systems A/S †‡	151,830	3,286
Finland (1.2%)
Stora Enso OYJ–Class R †	234,230	2,996
UPM-Kymmene OYJ	159,480	3,083
France (3.1%)
Accor SA	47,220	2,358
AXA	104,530	3,027
Michelin (C.G.D.E.)–Class B	36,747	1,984
Sanofi-Aventis	37,519	3,004
Suez SA, ADR †	64,790	1,761
Total SA	10,093	2,533
Valeo SA	28,502	1,068
Germany (2.6%)
BASF AG, ADR	27,180	1,957
Bayerische Motoren Werke AG	53,390	2,316
Deutsche Post AG	160,340	3,575
E.ON AG, ADR	95,850	2,896
Muenchener Rueckversicherungs AG	11,620	1,365
Siemens AG	16,680	1,241
Hong Kong (0.9%)
Cheung Kong Holdings, Ltd. (a)	252,000	2,622
Hutchison Whampoa, Ltd.	186,000	1,761
Israel (0.5%)
Check Point Software Technologies, Ltd. ‡	109,770	2,454
Italy (1.1%)
ENI SpA, ADR †	23,670	3,166
UniCredito Italiano SpA	460,284	2,570

	Shares	Value
Japan (5.7%)
East Japan Railway Co.	388	$2,301
Fuji Photo Film Co., Ltd.	51,100	1,612
Hitachi, Ltd.	453,000	2,768
KDDI Corp.	356	2,032
Konica Minolta Holdings, Inc.	198,000	1,635
Mabuchi Motor Co., Ltd. †	33,000	1,605
Nintendo Co., Ltd.	28,100	3,130
Nippon Telegraph & Telephone Corp.	480	2,252
Nomura Holdings, Inc.	105,100	1,595
Olympus Corp.	87,800	1,943
Sompo Japan Insurance, Inc.	233,000	3,484
Sony Corp., ADR	64,770	2,124
Takeda Pharmaceutical Co., Ltd.	51,200	2,799
Mexico (0.4%)
Telefonos de Mexico SA de CV–Class L, ADR †	114,300	2,307
Netherlands (2.3%)
Akzo Nobel NV, ADR	43,700	1,893
ING Groep NV	82,300	2,372
ING Groep NV, ADR	23,660	683
Koninklijke Philips Electronics NV	99,700	2,605
Reed Elsevier NV	232,390	3,131
VNU NV †	41,900	1,332
Norway (0.8%)
Telenor ASA	397,510	3,885
Portugal (0.5%)
Portugal Telecom SGPS SA	269,150	2,432
Singapore (0.5%)
DBS Group Holdings, Ltd.	265,600	2,398
DBS Group Holdings, Ltd., ADR	12,210	441
South Korea (2.1%)
Kookmin Bank, ADR †‡	30,640	1,790
Korea Electric Power Corp., ADR †	64,200	1,048
KT Corp., ADR	97,105	2,093
Samsung Electronics Co., Ltd., GDR–144A	18,230	4,867
SK Telecom Co., Ltd., ADR †	54,770	1,107
Spain (2.0%)
Banco Santander Central Hispano SA	255,313	3,256
Iberdrola SA	48,076	1,287
Repsol YPF SA	107,781	3,209
Telefonica SA	151,142	2,411
Sweden (2.9%)
Atlas Copco AB–Class A	149,300	2,730
Electrolux AB–Class B	80,570	1,878
Nordic Baltic Holding, FDR	300,680	2,948
Securitas AB–Class B	221,540	3,369

The notes to the financial statements are an integral part of this report.

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Sweden (continued)
Svenska Cellulosa AB–Class B	56,300	$1,900
Volvo AB–Class B †	53,800	2,214
Switzerland (2.8%)
Lonza Group AG	46,880	2,699
Nestle SA, ADR	41,810	3,109
Novartis AG, ADR	57,780	3,110
Swiss Reinsurance (a)	46,000	3,102
UBS AG	23,500	1,994
UBS AG-Registered	6,800	582
Taiwan (0.4%)
Chunghwa Telecom Co., Ltd., ADR	108,460	1,878
United Kingdom (10.1%)
Alliance Unichem PLC	149,030	2,033
BAE Systems PLC	607,260	3,554
Boots Group PLC	207,950	2,268
BP PLC, ADR	52,570	3,491
British Airways PLC ‡	245,660	1,314
British Sky Broadcasting PLC	282,380	2,550
Cadbury Schweppes PLC	295,510	2,909
Compass Group PLC	813,970	2,738
GlaxoSmithKline PLC	140,659	3,659
HSBC Holdings PLC	97,779	1,538
HSBC Holdings PLC, ADR †	9,710	765
National Grid PLC	212,127	1,940
National Grid PLC (Deferred Shares) m	268,699	-
Pearson PLC	176,790	1,966
Rentokil Initial PLC	788,460	2,143
Rolls-Royce Group PLC ‡	452,880	2,927
Royal Bank of Scotland Group PLC	107,980	2,990
Royal Dutch Shell PLC–Class B	102,750	3,353
Smiths Group PLC	149,790	2,420
Standard Chartered PLC	100,440	2,109
Unilever PLC	228,990	2,323
Vodafone Group PLC	1,111,051	2,916
United States (50.3%)
3M Co.	75,240	5,717
Adobe Systems, Inc. †	97,700	3,151
American International Group, Inc.	131,000	8,489
Amgen, Inc. ‡	47,540	3,602
Apple Computer, Inc. ‡	208,830	12,026
BJ Services Co. †	42,750	1,486
Burlington Resources, Inc.	35,000	2,528
Capital One Financial Corp.	76,600	5,848
Chesapeake Energy Corp.	77,000	2,472
Clorox Co.	101,200	5,477
Coach, Inc. ‡	195,000	6,275

	Shares	Value
United States (continued)
ConocoPhillips	40,220	$2,630
Corning, Inc. ‡	296,000	5,947
Danaher Corp. †	89,810	4,679
EMC Corp. ‡	326,000	4,551
Emerson Electric Co.	63,930	4,446
First Data Corp.	36,860	1,491
General Electric Co.	191,810	6,504
Genzyme Corp. ‡	77,000	5,567
Goldman Sachs Group, Inc. (The)	49,250	6,224
Harman International Industries, Inc.	26,000	2,596
Hershey Co. (The)	44,000	2,500
Hewlett-Packard Co.	196,000	5,496
Intel Corp.	228,520	5,370
International Game Technology †	284,500	7,536
Johnson & Johnson	88,000	5,511
Johnson Controls, Inc.	81,070	5,517
JP Morgan Chase & Co.	240,000	8,789
Kellogg Co.	121,160	5,352
Linear Technology Corp.	175,900	5,842
Medtronic, Inc.	118,590	6,719
Microsoft Corp.	227,975	5,859
Morgan Stanley	77,000	4,190
Motorola, Inc.	404,720	8,969
Omnicom Group, Inc.	67,100	5,567
PepsiCo, Inc.	141,700	8,372
Procter & Gamble Co.	123,700	6,926
Prudential Financial, Inc.	68,900	5,015
Quest Diagnostics, Inc.	50,000	2,335
St. Jude Medical, Inc. ‡	115,000	5,528
Symantec Corp. ‡	111,920	2,669
Telik, Inc. †‡	129,000	1,927
United Technologies Corp.	147,200	7,548
Vertex Pharmaceuticals, Inc. ‡	152,120	3,461
Viacom, Inc.–Class B	288,580	8,937
W.R. Berkley Corp.	143,000	6,249
WM Wrigley Jr. Co.	40,000	2,780
Wyeth	122,720	5,468
Yahoo!, Inc. ‡	166,250	6,146
Total Common Stocks (cost: $458,292)		486,470
	Principal	Value
SECURITY LENDING COLLATERAL (7.8%)
Debt (7.2%)
Bank Notes (0.5%)
Bank of America
3.81%, due 06/07/2006 *	$1,119	$1,119
3.81%, due 08/10/2006 *	1,111	1,111
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	222	222

The notes to the financial statements are an integral part of this report.

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Certificates of Deposit (0.5%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	$889	$889
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	707	707
Rabobank Nederland 4.03%, due 05/31/2006 *	1,111	1,111
Commercial Paper (1.5%)
Ciesco LLC 4.00%, due 11/03/2005	1,109	1,109
General Electric Capital Corp. 3.96%, due 12/05/2005	889	889
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	886	886
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	880	880
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	666	666
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	661	661
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	666	666
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	1,107 1,103	1,107 1,103
Euro Dollar Overnight (1.7%)
Bank of Montreal 3.79%, due 11/01/2005	666	666
Barclays 3.80%, due 11/04/2005	889	889
BNP Paribas 3.83%, due 11/02/2005	1,333	1,333
Deutsche Bank 3.80%, due 11/02/2005	2,222	2,222
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	667	667
Royal Bank of Scotland 3.76%, due 11/01/2005	889	889
Svenska Handlesbanken 4.03%, due 11/01/2005	1,144	1,144
UBS AG 3.80%, due 11/03/2005	889	889
Euro Dollar Terms (0.6%)
Royal Bank of Scotland 4.00%, due 12/12/2005	889	889
UBS AG 4.02%, due 12/01/2005	889	889

	Principal	Value
Euro Dollar Terms (continued)
Wells Fargo 3.96%, due 11/14/2005	$1,333	$1,333
Promissory Notes (0.2%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	933	933
Repurchase Agreements (2.2%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $1,514 on 11/01/2005	1,514	1,514
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $3,777 on 11/01/2005	3,777	3,777
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $105 on 11/01/2005	105	105
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $4,444 on 11/01/2005	4,443	4,443
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $1,332 on 11/01/2005	1,332	1,332
	Shares	Value
Investment Companies (0.6%)
Money Market Funds (0.6%)
American Beacon Fund 1-day yield of 3.81%	957,928	$958
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	888,669	889
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	138,426	138
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	878,847	879
Total Security Lending Collateral (cost: $39,904)		39,904
Total Investment Securities (cost: $498,196)		$526,374
SUMMARY:
Investment securities, at value	102.5%	$526,374
Liabilities in excess of other assets	(2.5)%	(13,055)
Net assets	100.0%	$513,319

The notes to the financial statements are an integral part of this report.

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $38,280.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $11,394, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

m  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Trustees.

(a)  Passive Foreign Investment Company.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $8,626 or 1.7% of the net assets of the Fund.

ADR  American Depositary Receipt

FDR  Finnish Depositary Receipt

GDR  Global Depositary Receipt

	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY:
Pharmaceuticals	7.4%	$38,214
Commercial Banks	6.9%	35,180
Insurance	5.4%	27,949
Telecommunications	4.9%	25,110
Computer & Office Equipment	4.8%	24,841
Electronic & Other Electric Equipment	4.6%	23,577
Computer & Data Processing Services	4.0%	20,279
Communications Equipment	3.8%	19,472
Chemicals & Allied Products	3.7%	18,952
Food & Kindred Products	3.2%	16,650
Business Services	3.2%	16,231
Aerospace	3.0%	15,456
Electronic Components & Accessories	3.0%	15,422
Oil & Gas Extraction	2.5%	12,861
Medical Instruments & Supplies	2.4%	12,247
Security & Commodity Brokers	2.3%	12,009
Petroleum Refining	2.3%	12,007
Communication	2.2%	11,487
Life Insurance	2.2%	11,097
Instruments & Related Products	1.9%	9,869
Paper & Allied Products	1.7%	8,800
Beverages	1.6%	8,372
Entertainment	1.5%	7,536
Electric Services	1.4%	7,171
Leather & Leather Products	1.2%	6,275
Personal Credit Institutions	1.1%	5,848
Furniture & Fixtures	1.1%	5,517
Paper & Paper Products	1.0%	4,896
Automotive	0.9%	4,530
Metal Mining	0.8%	4,286
Transportation & Public Utilities	0.7%	3,575
	Percentage of Net Assets	Value
INVESTMENTS BY INDUSTRY: (continued)
Radio & Television Broadcasting	0.6%	$3,298
Printing & Publishing	0.6%	3,131
Manufacturing Industries	0.6%	3,130
Restaurants	0.5%	2,738
Industrial Machinery & Equipment	0.5%	2,730
Specialty–Real Estate	0.5%	2,622
Hotels & Other Lodging Places	0.5%	2,358
Health Services	0.5%	2,335
Wholesale Trade Nondurable Goods	0.5%	2,323
Railroads	0.5%	2,301
Drug Stores & Proprietary Stores	0.4%	2,268
Rubber & Misc. Plastic Products	0.4%	1,984
Research & Testing Services	0.4%	1,927
Holding & Other Investment Offices	0.4%	1,761
Electric, Gas & Sanitary Services	0.3%	1,761
Primary Metal Industries	0.3%	1,705
Air Transportation	0.3%	1,314
Motor Vehicles, Parts & Supplies	0.2%	1,068
Investment securities, at value	94.7%	486,470
Security lending collateral	7.8%	39,904
Liabilities in excess of other assets	(2.5)%	(13,055)
Net assets	100.0%	$513,319

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Templeton Great Companies Global

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $498,196) (including securities loaned of $38,280)	$526,374
Cash	22,431
Foreign currencies (cost: $63)	63
Receivables:
Investment securities sold	4,477
Shares of beneficial interest sold	17
Interest	81
Dividends	507
Dividend reclaims receivable	534
Other	221
554,705
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	612
Management and advisory fees	324
Distribution and service fees	223
Transfer agent fees	125
Administration fees	9
Payable for collateral for securities on loan	39,904
Other	189
41,386
Net Assets	$513,319
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$859,455
Accumulated net investment income (loss)	(866)
Accumulated net realized gain (loss) from investment securitiesand foreign currency transactions	(373,507)
Net unrealized appreciation (depreciation) on:
Investment securities	28,170
Translation of assets and liabilites denominated in foreign currencies	67
Net Assets	$513,319
Net Assets by Class:
Class A	$385,504
Class B	90,877
Class C	36,938
Shares Outstanding:
Class A	15,622
Class B	3,910
Class C	1,591
Net Asset Value Per Share:
Class A	$24.68
Class B	23.24
Class C	23.21
Maximum Offering Price Per Share (a):
Class A	$26.12

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$371
Dividends (net of withholding taxes on foreign dividends of $679)	10,955
Income from loaned securities–net	73
11,399
Expenses:
Management and advisory fees	3,988
Distribution and service fees:
Class A	1,231
Class B	1,067
Class C	430
Transfer agent fees:
Class A	511
Class B	525
Class C	199
Printing and shareholder reports	245
Custody fees	163
Administration fees	97
Legal fees	33
Audit fees	33
Trustees fees	22
Registration fees:
Class A	23
Class B	12
Class C	4
Other	8
Total expenses	8,591
Less:
Reimbursement of class expenses:
Class B	(226)
Class C	(77)
Total reimbursed expenses	(303)
Net expenses	8,288
Net Investment Income (Loss)	3,111
Net Realized Gain (Loss) from:
Investment securities	20,787
Foreign currency transactions	(545)
20,242
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	19,840
Translation of assets and liabilities denominated in foreign currencies	(149)
19,691
Net Gain (Loss) on Investment Securities and Foreign Currency Transactions	39,933
Net Increase (Decrease) in Net Assets Resulting from Operations	$43,044

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Templeton Great Companies Global

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$3,111	$(2,434)
Net realized gain (loss) from investment securities and foreign currency transactions	20,242	54,690
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	19,691	(30,035)
	43,044	22,221
Distributions to Shareholders:
From net investment income:
Class A	(3,664)	–
Class B	(5)	–
Class C	(8)	–
	(3,677)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	174,981	9,922
Class B	2,689	3,635
Class C	1,105	505
Class C2	–	833
Class M	–	771
	178,775	15,666
Proceeds from fund acquisition:
Class A	–	85,329
Class B	–	4,841
Class C	–	436
Class C2	–	1,244
Class M	–	838
	–	92,688
Dividends and distributions reinvested:
Class A	3,598	–
Class B	4	–
Class C	8	–
	3,610	–
Cost of shares redeemed:
Class A	(47,814)	(70,094)
Class B	(36,203)	(50,478)
Class C	(16,720)	(2,995)
Class C2	–	(6,874)
Class M	–	(20,371)
	(100,737)	(150,812)
Class level exchanges:
Class C	–	49,193
Class C2	–	(14,403)
Class M	–	(34,790)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$3,265	$1,159
Class B	(3,265)	(1,159)
	–	–
	81,648	(42,458)
Net increase (decrease) in net assets	121,015	(20,237)
Net Assets:
Beginning of year	392,304	412,541
End of year	$513,319	$392,304
Accumulated Net Investment Income (Loss)	$(866)	$(254)
Share Activity:
Shares issued:
Class A	7,281	438
Class B	118	169
Class C	49	24
Class C2	–	38
Class M	–	36
	7,448	705
Shares issued on fund acquisition:
Class A	–	3,817
Class B	–	230
Class C	–	21
Class C2	–	59
Class M	–	39
	–	4,166
Shares issued–reinvested from distributions:
Class A	147	–
	147	–
Shares redeemed:
Class A	(1,977)	(3,098)
Class B	(1,596)	(2,370)
Class C	(739)	(144)
Class C2	–	(321)
Class M	–	(950)
	(4,312)	(6,883)
Class level exchanges:
Class C	–	2,372
Class C2	–	(689)
Class M	–	(1,675)
	–	8
Automatic conversions:
Class A	134	51
Class B	(143)	(54)
	(9)	(3)
Net increase (decrease) in shares outstanding:
Class A	5,585	1,208
Class B	(1,621)	(2,025)
Class C	(690)	2,273
Class C2	–	(913)
Class M	–	(2,550)
	3,274	(2,007)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Templeton Great Companies Global

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$22.57	$0.21	$2.14	$2.35	$(0.24)	$–	$(0.24)	$24.68
	10/31/2004	21.41	(0.07)	1.23	1.16	–	–	–	22.57
	10/31/2003	19.06	(0.05)	2.40	2.35	–	–	–	21.41
	10/31/2002	23.67	(0.08)	(4.53)	(4.61)	–	–	–	19.06
	10/31/2001	40.20	(0.07)	(13.99)	(14.06)	–	(2.47)	(2.47)	23.67
Class B	10/31/2005	21.23	0.02	1.99	2.01	– (h)	–	–	23.24
	10/31/2004	20.25	(0.20)	1.18	0.98	–	–	–	21.23
	10/31/2003	18.14	(0.17)	2.28	2.11	–	–	–	20.25
	10/31/2002	22.71	(0.22)	(4.35)	(4.57)	–	–	–	18.14
	10/31/2001	38.97	(0.27)	(13.52)	(13.79)	–	(2.47)	(2.47)	22.71
Class C	10/31/2005	21.21	0.02	1.99	2.01	(0.01)	–	(0.01)	23.21
	10/31/2004	20.25	(0.15)	1.11	0.96	–	–	–	21.21
	10/31/2003	18.00	(0.17)	2.42	2.25	–	–	–	20.25

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	10.41%	$385,504	1.42%	1.42%	0.85%	79%
	10/31/2004	5.41	226,517	1.85	1.85	(0.31)	140
	10/31/2003	12.33	189,046	2.07	2.07	(0.26)	103
	10/31/2002	(19.46)	225,722	1.88	1.88	(0.34)	72
	10/31/2001	(37.08)	374,626	1.63	1.63	(0.24)	79
Class B	10/31/2005	9.48	90,877	2.20	2.41	0.07	79
	10/31/2004	4.83	117,409	2.49	2.49	(0.93)	140
	10/31/2003	11.57	153,046	2.72	2.72	(0.91)	103
	10/31/2002	(20.09)	193,259	2.53	2.53	(0.99)	72
	10/31/2001	(37.58)	320,693	2.28	2.28	(0.89)	79
Class C	10/31/2005	9.52	36,938	2.20	2.38	0.07	79
	10/31/2004	4.74	48,378	2.18	2.18	(0.72)	140
	10/31/2003	12.50	163	2.72	2.72	(0.92)	103

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

(h)  Rounds to less than $(0.01) per share.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Templeton Great Companies Global (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

On May 28, 2004, the Fund acquired all of the net assets of TA IDEX Templeton Great Companies Global pursuant to a plan of reorganization. TA IDEX Janus Global is the accounting survivor. At the same time, the Fund changed sub-advisers from Janus Capital Management, LLC to Templeton Investment Counsel, LLC and Great Companies, LLC and was renamed from TA IDEX Janus Global to TA IDEX Templeton Great Companies Global.

The acquisition was accomplished by a tax free exchange of 4,196 shares of the Fund for 12,556 shares of TA IDEX Templeton Great Companies Global outstanding on May 27, 2004. TA IDEX Great Companies Global's net assets at that date, $92,688, including $3,609 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Janus Global immediately before the acquisition was $341,594. The combined net assets of the Fund immediately after the acquisition was $434,282. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	3,817	$85,329
Class B	230	4,841
Class C	21	436
Class C2	59	1,244
Class M	39	838
		$92,688

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $118 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $31, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

At October 31, 2005, there were no outstanding forward foreign currency contracts.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservatove Portfolio	$29,008	5.65%
TA IDEX Asset Allocation– Growth Portfolio	76,434	14.89%
TA IDEX Asset Allocation– Moderate Growth Portfolio	105,466	20.55%
TA IDEX Asset Allocation– Moderate Portfolio	50,534	9.84%
Total	$261,442	50.93%

Investment advisory fee: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

Reimbursement Fiscal Year 2005	Available for of Class Expenses	Recapture Through
Class B	$226	10/31/2008
Class C	77	10/31/2008

There were no amounts recaptured during the year ended October 31, 2005.Great Companies, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$287
Retained by Underwriter	17
Contingent Deferred Sales Charge	180

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $1,171 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $104.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Templeton Great Companies Global

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$438,975
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	378,162
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, foreign currency transactions, excess distribution, return of capital from underlying investments, passive foreign investment companies, deferred compensation and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(72)
Accumulated net investment income (loss)	(46)
Accumulated net realized gain (loss) from investment securities	118

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available Through
$110,307	October 31, 2009
205,203	October 31, 2010
57,944	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2005 was $19,784.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	3,677
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(373,454)
Net Unrealized Appreciation (Depreciation)	$27,431	*

*  Includes unrealized gain/loss from foreign currency and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$499,000
Unrealized Appreciation	$42,164
Unrealized (Depreciation)	(14,790)
Net Unrealized Appreciation (Depreciation)	$27,374

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Templeton Great Companies Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Templeton Great Companies Global (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX Templeton Great Companies Global

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $11,159 as qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

17

TA IDEX Transamerica Balanced

MARKET ENVIRONMENT

As measured by the Standard and Poor's 500 Composite Stock Index ("S&P 500"), U.S. equities posted a gain of 8.71% in the twelve months ended October 31, 2005, reflecting a broadly based advance in the initial months of the period and year-round gains for energy and utilities.

Throughout the year, investors alternated between fear of recession and expectations of sustainable economic growth, causing stock prices to vacillate widely. Their concerns about the state of the economy were heightened after late-summer hurricanes shuttered many Gulf Coast oil and gas refineries, setting off yet another spike in energy prices while short-term interest rates continued to climb. Increasingly concerned about inflation, investors turned cautious and the market lost ground in the final weeks of the period.

In the bond market, short-term yields rose as the Federal Reserve Board ("Fed") steadily lifted a key overnight lending rate from 1.75% to 3.75%. Long-term yields were largely unchanged until inflation fears escalated, but even then rose less than short-term yields. Corporate bonds underperformed Treasuries. The Lehman Brothers U.S. Government/Credit Index ("LBGC") gained 0.83%.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Transamerica Balanced, Class A returned 8.41%. By comparison its primary and secondary benchmarks, the S&P 500 and the LBGC, returned 8.71% and 0.83%, respectively.

STRATEGY REVIEW

TA IDEX Transamerica Balanced delivered a one-year total return of 8.41%, considerably better than the 5.56% for a 60% equity/ 40% bonds blend of the abovementioned indexes. The primary drivers of the portfolio's superior results were a mild tilt toward equities (an average of approximately 65% of assets) and individual healthcare and industrial holdings. These more than offset underweighting in energy stocks, the equity market's strongest sector.

Positioned for solid global economic growth, the equity portfolio was overweighted in consumer discretionary stocks and industrial stocks of companies that stand to benefit from infrastructure development. Among the latter were two top contributors to performance: Caterpillar Inc. (heavy equipment) and Jacobs Engineering Group Inc. (construction). The equity portfolio also benefited from our stock selections in the health care sector, including the portfolio's largest contributor to results, pharmaceuticals company Roche Holdings Ltd. AG ("Roche"). The gains for Roche's stock can be attributed to its position as a major shareholder in a successful biotechnology company (Genentech, Inc.), a surge in demand for a patented product (Tamiflu), and the sale of its over-the-counter pharmaceuticals business.

One stock, Diebold, Incorporated, proved fundamentally disappointing. This manufacturer and servicer of ATMs lost market share in 2005 and because it was unclear how management would rectify the loss, we exited the position.

The portfolio's fixed-income portfolio performed in line with the benchmark LBGC, making a small contribution to results. An overweighting in the underperforming corporate bond sector was more than offset by a shorter-than-index duration, which limited principal erosion in a rising-rate environment. The portfolio also benefited from our limited exposure to troubled industries like automobiles; sustained emphasis on secularly growing areas like basic materials; and a small allocation to mortgage-backed securities, a sector that outperformed Treasuries and corporates.

Gary U. Rollé, CFA

Heidi Y. Hu, CFA

Co-Fund Managers
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Transamerica Balanced

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	8.41%	1.73%	10.11%	10.76%	12/2/94
Class A (POP)	2.45%	0.59%	9.49%	10.19%	12/2/94
S&P 500[1]	8.71%	(1.73)%	9.34%	11.25%	12/2/94
LBGC[1]	0.83%	6.57%	6.35%	7.28%	12/2/94
Class B (NAV)	7.80%	1.08%	9.42%	9.44%	10/1/95
Class B (POP)	2.80%	0.89%	9.42%	9.44%	10/1/95
Class C (NAV)	7.85%	–	–	7.40%	11/11/02
Class C (POP)	6.85%	–	–	7.40%	11/11/02

NOTES

1  The Standard and Poor's 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.fund-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Transamerica Balanced

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,060.50	1.82%	$9.45
Hypothetical (b)	1,000.00	1,016.03	1.82	9.25
Class B
Actual	1,000.00	1,058.00	2.25	11.67
Hypothetical (b)	1,000.00	1,013.86	2.25	11.42
Class C
Actual	1,000.00	1,058.90	2.16	11.21
Hypothetical (b)	1,000.00	1,014.32	2.16	10.97

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2005

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (5.1%)
U.S. Treasury Bond 5.38%, due 02/15/2031 †	$6,900	$7,525
U.S. Treasury Note 4.25%, due 08/15/2014 4.00%, due 02/15/2015 † 4.13%, due 05/15/2015 † 4.25%, due 08/15/2015 †	1,230 305 1,450 1,996	1,201 292 1,399 1,948
U.S. Treasury STRIPS Zero coupon, due 05/15/2030 †	1,280	397
Total U.S. Government Obligations (cost: $13,180)		12,762
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.5%)
Fannie Mae 6.00%, due 09/01/2034 5.50%, due 05/01/2035	1,559 2,048	1,572 2,021
Total U.S. Government Agency Obligations (cost: $3,693)		3,593
CORPORATE DEBT SECURITIES (19.2%)
Aerospace (0.6%)
Honeywell International, Inc. 5.13%, due 11/01/2006 6.13%, due 11/01/2011	910 660	912 695
Agriculture (0.1%)
Michael Foods, Inc. 8.00%, due 11/15/2013	320	325
Amusement & Recreation Services (0.9%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	1,750	1,738
Mandalay Resort Group 6.50%, due 07/31/2009	585	584
Beverages (1.1%)
Coca-Cola Enterprises, Inc. 5.38%, due 08/15/2006	950	955
Diageo Capital PLC 3.50%, due 11/19/2007	1,750	1,707
Business Services (0.4%)
Clear Channel Communications, Inc. 6.00%, due 11/01/2006 4.63%, due 01/15/2008	555 545	561 536
Chemicals & Allied Products (1.5%)
ICI Wilmington, Inc. 4.38%, due 12/01/2008	791	773
Lubrizol Corp. 4.63%, due 10/01/2009	1,350	1,316
Monsanto Co. 5.50%, due 07/30/2035	800	749

	Principal	Value
Chemicals & Allied Products (continued)
Potash Corp. of Saskatchewan
7.13%, due 06/15/2007	$830	$857
Commercial Banks (1.3%)
Barclays Bank PLC 6.28%, due 12/15/2034 (a)	660	626
HBOS PLC–144A 5.92%, due 09/01/2049 (b)	700	690
Sumitomo Matsui Banking–144A 5.63%, due 07/15/2049 (c)	500	489
US Bank NA 3.75%, due 02/06/2009	1,400	1,350
Communication (0.6%)
Comcast Corp. 4.95%, due 06/15/2016	675	627
COX Communications, Inc. 6.75%, due 03/15/2011	773	811
Computer & Office Equipment (0.3%)
Hewlett-Packard Co. 3.63%, due 03/15/2008	765	745
Department Stores (0.1%)
Neiman-Marcus Group, Inc.–144A 9.00%, due 10/15/2015	200	196
Electric Services (0.5%)
Duke Capital LLC 5.67%, due 08/15/2014	510	508
PSEG Funding Trust 5.38%, due 11/16/2007	875	878
Electric, Gas & Sanitary Services (0.3%)
NiSource Finance Corp. 7.88%, due 11/15/2010	745	828
Food & Kindred Products (0.4%)
Tyson Foods, Inc. 8.25%, due 10/01/2011	850	958
Holding & Other Investment Offices (0.8%)
Hutchison Whampoa International, Ltd.–144A 7.45%, due 11/24/2033	560	622
iStar Financial, Inc. 4.88%, due 01/15/2009	875	860
Tanger Factory Outlet Centers REIT 6.15%, due 11/15/2015	620	619
Hotels & Other Lodging Places (1.0%)
Starwood Hotels & Resorts Worldwide, Inc. 7.38%, due 05/01/2007	1,900	1,945

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Hotels & Other Lodging Places (continued)
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.
6.63%, due 12/01/2014	$500	$476
Metal Mining (0.4%)
Phelps Dodge Corp. 9.50%, due 06/01/2031	688	932
Mortgage Bankers & Brokers (1.1%)
Countrywide Home Loans, Inc. 5.50%, due 08/01/2006	1,800	1,811
Countrywide Home Loans, Inc., Series L 2.88%, due 02/15/2007	865	843
Motion Pictures (0.5%)
Time Warner, Inc. 9.13%, due 01/15/2013	1,120	1,337
Oil & Gas Extraction (0.6%)
Chesapeake Energy Corp. 7.00%, due 08/15/2014	180	187
Husky Oil, Ltd. 8.90%, due 08/15/2028 (d)	870	936
Nexen, Inc. 5.88%, due 03/10/2035	340	324
Personal Credit Institutions (1.2%)
General Electric Capital Corp. 2.85%, due 01/30/2006 5.35%, due 03/30/2006	940 1,570	937 1,576
General Motors Acceptance Corp. 4.38%, due 12/10/2007	575	543
Petroleum Refining (0.4%)
Enterprise Products Operating, LP, Series B 5.60%, due 10/15/2014	500	491
Valero Energy Corp. 7.50%, due 04/15/2032	375	442
Primary Metal Industries (0.7%)
Alcoa, Inc. 4.25%, due 08/15/2007	1,825	1,809
Printing & Publishing (0.5%)
Media General, Inc. 6.95%, due 09/01/2006	690	697
News America Holdings, Inc. 7.75%, due 12/01/2045	392	442
Restaurants (0.2%)
Landry's Restaurants, Inc., Series B 7.50%, due 12/15/2014	500	460

	Principal	Value
Security & Commodity Brokers (1.6%)
E*Trade Financial Corp.
8.00%, due 06/15/2011	$500	$507
Merrill Lynch & Co., Inc. 6.13%, due 05/16/2006	1,900	1,913
Nuveen Investments, Inc. 5.00%, due 09/15/2010	875	857
Residential Capital Corp.–144A 6.38%, due 06/30/2010	630	640
Telecommunications (1.9%)
SBC Communications, Inc. 5.75%, due 05/02/2006	1,900	1,910
Sprint Capital Corp. 4.78%, due 08/17/2006	1,780	1,779
Verizon Global Funding Corp. 4.00%, due 01/15/2008	955	937
Variety Stores (0.2%)
Target Corp. 5.50%, due 04/01/2007	435	439
Total Corporate Debt Securities (cost: $48,637)		47,685
	Shares	Value
COMMON STOCKS (65.9%)
Automotive (4.4%)
Harley-Davidson, Inc. †	100,000	$4,953
PACCAR, Inc.	86,000	6,022
Business Services (1.4%)
eBay, Inc. ‡	90,000	3,564
Chemicals & Allied Products (2.2%)
Procter & Gamble Co.	97,500	5,459
Communication (1.5%)
XM Satellite Radio Holdings, Inc.–Class A †‡	125,000	3,604
Communications Equipment (3.2%)
QUALCOMM, Inc.	200,000	7,952
Computer & Data Processing Services (3.8%)
Microsoft Corp.	153,465	3,944
Yahoo!, Inc. ‡	146,100	5,401
Computer & Office Equipment (1.4%)
Sandisk Corp. ‡	60,000	3,533
Electronic & Other Electric Equipment (1.4%)
General Electric Co.	100,045	3,393
Engineering & Management Services (3.3%)
Jacobs Engineering Group, Inc. ‡	130,000	8,287
Hotels & Other Lodging Places (5.0%)
Marriott International, Inc.–Class A	180,060	10,735
MGM Mirage, Inc. †‡	43,000	1,607

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Industrial Machinery & Equipment (9.6%)
Caterpillar, Inc.	217,100	$11,417
Donaldson Co., Inc. †	120,000	3,750
Graco, Inc.	100,000	3,427
Kennametal, Inc.	100,000	5,111
Insurance (3.0%)
WellPoint, Inc. ‡	100,000	7,468
Medical Instruments & Supplies (1.3%)
Zimmer Holdings, Inc. ‡	50,000	3,188
Motor Vehicles, Parts & Supplies (0.9%)
BorgWarner, Inc.	40,000	2,320
Oil & Gas Extraction (5.1%)
Anadarko Petroleum Corp.	70,000	6,350
Apache Corp.	70,000	4,468
Schlumberger, Ltd. †	20,000	1,815
Petroleum Refining (1.3%)
Suncor Energy, Inc.	60,000	3,218
Pharmaceuticals (6.5%)
Amgen, Inc. †‡	62,995	4,773
Roche Holding AG-Genusschein	75,698	11,296
Primary Metal Industries (1.9%)
Hubbell, Inc.–Class B	100,000	4,816
Printing & Publishing (4.0%)
McGraw-Hill Cos., Inc. (The)	205,000	10,033
Security & Commodity Brokers (0.8%)
Ameriprise Financial, Inc. ‡	50,000	1,861
Transportation & Public Utilities (1.2%)
Expeditors International of Washington, Inc.	50,000	3,033
Wholesale Trade Durable Goods (2.7%)
Grainger (W.W.), Inc.	100,000	6,698
Total Common Stocks (cost: $128,640)		163,496
	Principal	Value
SECURITY LENDING COLLATERAL (10.2%)
Debt (9.5%)
Bank Notes (0.6%)
Bank of America
3.81%, due 06/07/2006 *	$709	$709
3.81%, due 08/10/2006 *	703	703
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	141	141
Certificates Of Deposit (0.7%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	563	563

	Principal	Value
Certificates Of Deposit (continued)
Harris Trust & Savings Bank
3.80%, due 11/04/2005 *	$448	$448
Rabobank Nederland 4.03%, due 05/31/2006 *	703	703
Commercial Paper (2.0%)
Ciesco LLC 4.00%, due 11/03/2005	702	702
General Electric Capital Corp. 3.96%, due 12/05/2005	562	562
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	561	561
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	557	557
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	422	422
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	419	419
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	422	422
Yorktown Capital LLC 3.97%, due 11/09/2005 701 701 3.93%, due 11/17/2005	698	698
Euro Dollar Overnight (2.2%)
Bank of Montreal 3.79%, due 11/01/2005	422	422
Barclays 3.80%, due 11/04/2005	562	562
BNP Paribas 3.83%, due 11/02/2005	844	844
Deutsche Bank 3.80%, due 11/02/2005	1,406	1,406
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	422	422
Royal Bank of Scotland 3.76%, due 11/01/2005	562	562
Svenska Handlesbanken 4.03%, due 11/01/2005	724	724
UBS AG 3.80%, due 11/03/2005	562	562
Euro Dollar Terms (0.8%)
Royal Bank of Scotland 4.00%, due 12/12/2005	562	562
UBS AG 4.02%, due 12/01/2005	562	562
Wells Fargo 3.96%, due 11/14/2005	844	844

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Transamerica Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Promissory Notes (0.3%)
Goldman Sachs Group, Inc.
4.02%, due 12/28/2005	$591	$591
Repurchase Agreements (2.9%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $958 on 11/01/2005	958	958
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $2,391 on 11/01/2005	2,390	2,390
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $66 on 11/01/2005	66	66
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $2,812 on 11/01/2005	2,812	2,812
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $843 on 11/01/2005	843	843

	Shares	Value
Investment Companies (0.7%)
Money Market Funds (0.7%)
American Beacon Fund 1-day yield of 3.81%	606,271	$606
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	562,437	562
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	87,610	88
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	556,221	556
Total Security Lending Collateral (cost: $25,255)		25,255
Total Investment Securities (cost: $219,405)		$252,791
SUMMARY:
Investment securities, at value	101.9%	$252,791
Liabilities in excess of other assets	(1.9)%	(4,596)
Net assets	100.0%	$248,195

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $24,655.

(a)  Barclays Bank PLC has a fixed coupon rate of 6.28% until 12/15/2034, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 155BP, if not called.

(b)  HBOS PLC–144A has a fixed coupon rate of 5.92% until 10/01/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 129.5BP, if not called.

(c)  Sumitomo Matsui Banking–144A has a fixed coupon rate of 5.63% until 10/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 255BP, if not called.

(d)  Husky Oil, Ltd. has a fixed coupon rate of 8.90% until 8/15/2008, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 550BP, if not called.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $7,211, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $5,018 or 2.0% of the net assets of the Fund.

REIT  Real Estate Investment Trust

STRIPS  Separate Trading of Registered Interest and Principal of Securities

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Transamerica Balanced

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $219,405) (including securities loaned of $24,655)	$252,791
Cash	20,306
Receivables:
Investment securities sold	791
Shares of beneficial interest sold	21
Interest	994
Dividends	103
Dividend reclaims receivable	45
Other	35
275,086
Liabilities:
Investment securities purchased	618
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	514
Management and advisory fees	170
Distribution and service fees	178
Transfer agent fees	74
Administration fees	4
Payable for collateral for securities on loan	25,255
Other	78
26,891
Net Assets	$248,195
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$251,070
Accumulated net investment income (loss)	(26)
Accumulated net realized gain (loss) from investment securities and foreign currency transactions	(36,231)
Net unrealized appreciation (depreciation) on:
Investment securities	33,384
Translation of assets and liabilites denominated in foreign currencies	(2)
Net Assets	$248,195
Net Assets by Class:
Class A	$62,440
Class B	142,479
Class C	43,276
Shares Outstanding:
Class A	3,137
Class B	7,166
Class C	2,184
Net Asset Value Per Share:
Class A	$19.90
Class B	19.88
Class C	19.82
Maximum Offering Price Per Share (a):
Class A	$21.06

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$3,388
Dividends (net of withholding taxes on foreign dividends of $33)	3,038
Income from loaned securities-net	60
6,486
Expenses:
Management and advisory fees	2,232
Distribution and service fees: Class A	240
Class B	1,596
Class C	493
Transfer agent fees: Class A	215
Class B	351
Class C	107
Printing and shareholder reports	135
Custody fees	39
Administration fees	53
Legal fees	20
Audit fees	29
Trustees fees	14
Registration fees: Class A	10
Class B	13
Class C	3
Other	8
Total expenses	5,558
Net Investment Income (Loss)	928
Net Realized Gain (Loss) from:
Investment securities	8,039
Foreign currency transactions	36
8,075
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	13,282
Translation of assets and liabilities denominated in foreign currencies	(40)
13,242
Net Gain (Loss) on Investment Securities and Foreign Currency Transactions	21,317
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,245

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Transamerica Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$928	$1,052
Net realized gain (loss) from investment securities and foreign currency transactions	8,075	33,174
Net unrealized appreciation (depreciation) on investment securities and foreign currency translation	13,242	(13,114)
	22,245	21,112
Distributions to Shareholders:
From net investment income:
Class A	(674)	(579)
Class B	(257)	(399)
Class C	(207)	(10)
Class C2	–	(53)
Class M	–	(98)
	(1,138)	(1,139)
Capital Share Transactions:
Proceeds from shares sold:
Class A	5,253	9,645
Class B	5,269	7,041
Class C	2,629	1,114
Class C2	–	769
Class M	–	480
	13,151	19,049
Proceeds from fund acquisition:
Class A	–	6,534
Class B	–	17,187
Class C	–	879
Class C2	–	2,271
Class M	–	1,338
	–	28,209
Dividends and distributions reinvested:
Class A	648	558
Class B	237	368
Class C	189	9
Class C2	–	47
Class M	–	90
	1,074	1,072
Cost of shares redeemed:
Class A	(22,047)	(38,320)
Class B	(45,442)	(64,412)
Class C	(17,265)	(6,563)
Class C2	–	(9,893)
Class M	–	(13,324)
	(84,754)	(132,512)
Class level exchanges:
Class C	–	52,877
Class C2	–	(23,753)
Class M	–	(29,124)
	–	–
Automatic conversions:
Class A	509	134
Class B	(509)	(134)
	–	–
	(70,529)	(84,182)
Net increase (decrease) in net assets	(49,422)	(64,209)

	October 31, 2005	October 31, 2004
Net Assets:
Beginning of year	$297,617	$361,826
End of year	$248,195	$297,617
Accumulated Net Investment Income (Loss)	$(26)	$131
Share Activity:
Shares issued:
Class A	270	540
Class B	270	393
Class C	135	62
Class C2	–	43
Class M	–	27
	675	1,065
Shares issued on fund acquisition:
Class A	–	362
Class B	–	956
Class C	–	49
Class C2	–	126
Class M	–	74
	–	1,567
Shares issued–reinvested from distributions:
Class A	33	31
Class B	12	21
Class C	10	1
Class C2	–	3
Class M	–	5
	55	61
Shares redeemed:
Class A	(1,130)	(2,128)
Class B	(2,329)	(3,597)
Class C	(887)	(365)
Class C2	–	(553)
Class M	–	(745)
	(4,346)	(7,388)
Class level exchanges:
Class C	–	2,929
Class C2	–	(1,321)
Class M	–	(1,608)
	–	–
Automatic conversions:
Class A	26	7
Class B	(26)	(7)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(801)	(1,188)
Class B	(2,073)	(2,234)
Class C	(742)	2,676
Class C2	–	(1,702)
Class M	–	(2,247)
	(3,616)	(4,695)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Transamerica Balanced

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$18.53	$0.15	$1.41	$1.56	$(0.19)	$–	$(0.19)	$19.90
	10/31/2004	17.43	0.14	1.08	1.22	(0.12)	–	(0.12)	18.53
	10/31/2003	16.23	0.19	1.21	1.40	(0.20)	–	(0.20)	17.43
	10/31/2002	17.31	0.29	(1.09)	(0.80)	(0.28)	–	(0.28)	16.23
	10/31/2001	19.75	0.37	(2.18)	(1.81)	(0.35)	(0.28)	(0.63)	17.31
Class B	10/31/2005	18.47	0.04	1.40	1.44	(0.03)	–	(0.03)	19.88
	10/31/2004	17.39	0.04	1.08	1.12	(0.04)	–	(0.04)	18.47
	10/31/2003	16.22	0.08	1.18	1.26	(0.09)	–	(0.09)	17.39
	10/31/2002	17.30	0.18	(1.09)	(0.91)	(0.17)	–	(0.17)	16.22
	10/31/2001	19.73	0.25	(2.17)	(1.92)	(0.23)	(0.28)	(0.51)	17.30
Class C	10/31/2005	18.45	0.04	1.41	1.45	(0.08)	–	(0.08)	19.82
	10/31/2004	17.39	(0.01)	1.11	1.10	(0.04)	–	(0.04)	18.45
	10/31/2003	16.22	0.08	1.18	1.26	(0.09)	–	(0.09)	17.39

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	8.41%	$62,440	1.59%	1.59%	0.75%	27%
	10/31/2004	7.03	72,997	1.70	1.70	0.76	107
	10/31/2003	8.71	89,335	1.73	1.73	1.13	69
	10/31/2002	(4.72)	100,923	1.68	1.70	1.70	87
	10/31/2001	(9.35)	126,369	1.64	1.66	1.96	114
Class B	10/31/2005	7.80	142,479	2.14	2.14	0.20	27
	10/31/2004	6.44	170,630	2.26	2.26	0.19	107
	10/31/2003	7.84	199,472	2.37	2.37	0.48	69
	10/31/2002	(5.31)	214,019	2.33	2.35	1.05	87
	10/31/2001	(9.93)	243,387	2.29	2.31	1.31	114
Class C	10/31/2005	7.85	43,276	2.13	2.13	0.21	27
	10/31/2004	6.33	53,990	2.28	2.28	(0.08)	107
	10/31/2003	7.84	4,354	2.38	2.39	0.48	69

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Balanced (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

On May 28, 2004, the Fund acquired all of the net assets of TA IDEX Janus Growth & Income pursuant to a plan of reorganization. TA IDEX Transamerica Balanced is the accounting survivor. At the same time, the Fund changed sub-advisers from Janus Capital Management, LLC to Transamerica Investment Management, LLC and was renamed from TA IDEX Janus Balanced to TA IDEX Transamerica Balanced.

The acquisition was accomplished by a tax free exchange of 1,567 shares of the Fund for 3,232 shares of TA IDEX Janus Growth & Income outstanding on May 27, 2004. TA IDEX Janus Growth & Income's net assets at that date, $28,209, including $4,682 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Transamerica Balanced immediately before the acquisition was $302,562, the combined net assets of the Fund immediately after the acquisition was $330,771. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	362	$6,534
Class B	956	17,187
Class C	49	879
Class C2	126	2,271
Class M	74	1,338
		$28,209

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, Investors Bank & Trust Company ("IBT"), receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $3 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $26, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at October 31, 2005.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2004 to December 31, 2004:

0.85% of the first $250 million of ANA
0.80% of the next $250 million of ANA
0.75% of the next $1 billion of ANA
0.65% of ANA over $1.5 billion

From January 1, 2005 on:

0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of the next $1 billion of ANA
0.625% of ANA over $1.5 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2004 to December 31, 2004:

1.50% Expense Limit

From January 1, 2005 on:

1.45% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$400
Retained by Underwriter	21
Contingent Deferred Sales Charge	338

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $630 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $35.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Transamerica Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$43,061
U.S. Government	30,299
Proceeds from maturities and sales of securities:
Long-Term	125,301
U.S. Government	37,277

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(67)
Accumulated net investment income (loss)	53
Accumulated net realized gain (loss) from investment securities.	14

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$520	October 31, 2009
26,030	October 31, 2010
9,071	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2005 was $8,016.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$1,139
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	1,138
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(35,621)
Net Unrealized Appreciation (Depreciation)	$32,772	*

*  Amount includes unrealized appreciation (depreciation) from foreign currency and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$220,015
Unrealized Appreciation	$36,817
Unrealized (Depreciation)	(4,041)
Net Unrealized Appreciation (Depreciation)	$32,776

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

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Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Balanced (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

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TA IDEX Transamerica Balanced

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $3,012 as qualified dividend income.

For corporate shareholders, 98% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

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TA IDEX Transamerica High-Yield Bond

MARKET ENVIRONMENT

Strong personal consumption expenditures along with continued employment growth, contributed to a sustained growth trend of the economy over the past fiscal year. While employment growth continues to be below historical recoveries, this was more than offset by the consumers who subsidized their spending by borrowing and extracting equity from their homes. This has led to a consumer negative savings rate.

Although inflation continued to remain benign throughout the fiscal year, it did not deter the Federal Reserve Board ("Fed") from continuing to raise interest rates at every Federal Open Market Committee ("FOMC") meeting during the year. The Fed continues to be concerned that higher energy prices may flow through to final consumer prices and eventually raise investor's inflation expectations. A proxy for whether duration or credit outperformed during the year is witnessed by Lehman Brothers High Yield Index (credit) increasing 4.08% during the fiscal year ended October 31, 2005, while Lehman Brothers Credit Index (duration) increased just 0.65%. The vast majority of the portfolio's underperformance for the year versus high yield fund peers was our limitation to hold no more than 75% of high yield in the portfolio during the first six months of the fiscal year.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Transamerica High-Yield Bond, Class A returned 2.06%. By comparison its benchmark, the Merrill Lynch High Yield Cash Pay Index ("Merrill Lynch High Yield"), returned 4.01%

STRATEGY REVIEW

For a vast portion of the portfolio's life, duration product (investment grade bonds) has been used to manage risk/reward for the portfolio. As stated in last year's letter; "since 1985 through the end of the third calendar quarter of 2004, investment grade corporate bonds as measured by the Merrill Lynch High Grade Corporate Master Index returned an average monthly return of 0.78% couple with a 1.51 standard deviation, or a Sharpe ratio of 0.23%. This slightly exceeded the Merrill Lynch High Yield Index Sharpe ratio of 0.22%, which experienced an average monthly return of 0.83% and a standard deviation of 1.80."

Essentially this philosophy enabled the portfolio to garner returns from a higher quality sector that experienced about the same average monthly return as its lower rated counterpart, but with less monthly volatility as the high yield sector. This was primarily due to the duration advantage gained by owning investment grade bonds over the past 20 years during an extraordinary period of high interest rates. However, interest rates have reverted to their historical mean suggesting the advantage of using duration to add value to the portfolio is coming to an end. After very thorough and thoughtful analysis the Board accepted our recommendation to change the Fund to an all high yield mandate. The change was made effective August 1, 2005.

The macroeconomic environment provided a very positive backdrop to credit throughout the fiscal year. Default rates remained near historical lows, corporation's balance sheets have improved dramatically since the recession of 2001-2002, and free cash has built to very high levels. Unfortunately this has also made merger and acquisitions ("M&A") more attractive with deals being consummated that generally reward the equity holders versus the bond holders. This risk has grown throughout the fiscal year as the coffers of M&A funds have grown considerably. This risk has been reduced considerably within the portfolio as virtually all of the investment grade holdings were liquidated to transition to an all high yield portfolio. Risk of rising interest rates was also reduced dramatically with the transition out of investment grade securities and into high yield bonds.

Performance for the fiscal year ended October 31, 2005 was marked by increased price volatility as the market started to incorporate slower earnings growth and balance sheet improvement in a variety of sectors. The perceived aggressiveness of the Fed along with a relatively flat yield curve has also become sources of concern, adding to volatility.

Positive contributors were driven primarily by improving credit situations. Some positive return contributors were Qwest Communications International Inc., Dynegy Inc., Rogers Wireless Inc. and Crystal Holdings, LLC. The portfolio also opportunistically took advantage of the volatility to increase or start positions in select names within the cyclical industries' sub-sectors and looked for other, name-specific opportunities in an effort to generate alpha for shareholders. Other examples of positive contributors included DynCorp International Inc., Ameripath, Inc., Texas Genco Inc. and US Onocology, Inc.

Negative contributors to performance were spread across several sub-sectors but remained concentrated in areas of the economy most impacted by rising input costs or heavy competition such as paper, packaging, chemicals, metals and automobiles/automobile parts. Issuers that lagged in performance during the fiscal year ended October 31, 2005 included Anchor Glass Container Corporation, Leiner Health Products Inc., General Motors Corporation, Adelphia Communications Corporation, and a

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TA IDEX Transamerica High-Yield Bond

variety of paper and packaging names. Although we have seen some reprieve in the input costs lately, we continue to believe many high yield companies will experience difficulty as they retain little ability to raise prices to the end customer.

With the portfolio now total high yield, the risks have shifted from a combination of duration (interest rate risk) and credit to primarily credit. No longer does a significant rise in interest rates pose the key risk to the portfolio. Rather, a long sustained underperformance by the economy would be the predominate risk, which is mitigated by our very low weighting in CCC securities and generally a higher proportion of better quality credits within the portfolio.

David R. Halfpap CFA

Bradley J. Beman CFA

Co-Fund Managers
AEGON USA Investment Management, LLC

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TA IDEX Transamerica High-Yield Bond

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	2.06%	6.25%	6.09%	8.40%	6/14/85
Class A (POP)	(2.79)%	5.22%	5.57%	8.15%	6/14/85
MLHYCP[1]	4.01%	8.23%	6.93%	9.58%	6/14/85
Class B (NAV)	1.21%	5.53%	5.39%	5.36%	10/1/95
Class B (POP)	(3.58)%	5.38%	5.39%	5.36%	10/1/95
Class C (NAV)	1.21%	–	–	9.55%	11/11/02
Class C (POP)	0.26%	–	–	9.55%	11/11/02
Class I (NAV)	–	–	–	2.33%	11/8/04

NOTES

1  The Merrill Lynch High Yield Cash Pay (MLHYCP) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in high-yield bonds ("junk bonds") may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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TA IDEX Transamerica High-Yield Bond

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,029.10	1.07%	$5.47
Hypothetical (b)	1,000.00	1,019.81	1.07	5.45
Class B
Actual	1,000.00	1,025.30	1.94	9.90
Hypothetical (b)	1,000.00	1,015.43	1.94	9.86
Class C
Actual	1,000.00	1,024.30	1.90	9.69
Hypothetical (b)	1,000.00	1,015.63	1.90	9.65
Class I
Actual	1,000.00	1,031.00	0.67	3.43
Hypothetical (b)	1,000.00	1,021.83	0.67	3.41

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Credit Quality (Moody Ratings)
At October 31, 2005

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TA IDEX Transamerica High-Yield Bond

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
(continued)

Credit Rating	Description

Aaa	Prime grade obligations. Exceptional financial security and ability to meet senior financial obligations.

B1	Moderate vulnerability to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B2	More vulnerable to adverse business, financial and economic conditions but currently has the capacity to meet financial commitments.

B3	Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Ba1	Moderate vulnerability in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba2	Vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Ba3	More vulnerable in the near-term but faces major ongoing uncertainties in the event of adverse business, financial and economic conditions.

Baa1	Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa2	Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3	Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Ca	Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Caa1	Highly vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa2	Extremely vulnerable may be in default on their policyholder obligations or there may be present elements of danger with respect to payment of policyholder obligations and claims.

Caa3	Speculative, may be in default on their policyholder obligations or have other marked shortcomings.

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TA IDEX Transamerica High-Yield Bond

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (0.4%)
U.S. Treasury Bond 5.38%, due 02/15/2031 †	$1,600	$1,745
Total U.S. Government Obligations (cost: $1,838)		1,745
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
Republic of Colombia 9.75%, due 04/23/2009	1,000	1,119
Total Foreign Government Obligations (cost: $950)		1,119
CORPORATE DEBT SECURITIES (94.3%)
Agriculture (0.7%)
Dole Food Co., Inc. 8.63%, due 05/01/2009	3,055	3,158
Air Transportation (0.2%)
American Airlines, Inc., Series 2003-1, Class G 3.86%, due 07/09/2010	813	779
Amusement & Recreation Services (2.4%)
Isle of Capri Casinos, Inc. 7.00%, due 03/01/2014	3,000	2,835
MGM Mirage 6.75%, due 09/01/2012 5.88%, due 02/27/2014	1,000 2,500	995 2,337
Mohegan Tribal Gaming Authority 6.38%, due 07/15/2009 6.13%, due 02/15/2013	1,000 2,000	1,000 1,935
Speedway Motorsports, Inc. 6.75%, due 06/01/2013	1,000	1,022
Apparel Products (0.8%)
Levi Strauss & Co. 9.75%, due 01/15/2015	3,500	3,535
Automotive (5.5%)
ArvinMeritor, Inc. 8.75%, due 03/01/2012	452	424
Ford Motor Co. 7.45%, due 07/16/2031 †	2,000	1,470
General Motors Acceptance Corp. 6.75%, due 12/01/2014 †	8,000	7,650
General Motors Corp. 7.13%, due 07/15/2013 †	2,000	1,580
Lear Corp., Series B 5.75%, due 08/01/2014 †	2,000	1,610
Metaldyne Corp.–144A 11.00%, due 11/01/2013 †	2,000	1,800
Navistar International Corp. 7.50%, due 06/15/2011 6.25%, due 03/01/2012	1,000 6,000	950 5,385

	Principal	Value
Automotive (continued)
Tenneco Automotive, Inc. 10.25%, due 07/15/2013	$2,500	$2,700
Beverages (0.5%)
Constellation Brands, Inc. 8.13%, due 01/15/2012	2,000	2,082
Business Credit Institutions (0.6%)
Ford Motor Credit Co. 6.50%, due 01/25/2007 5.80%, due 01/12/2009	500 1,000	494 916
HVB Funding Trust III–144A 9.00%, due 10/22/2031	1,000	1,311
Business Services (3.8%)
Di Finance/Dyncorp International–144A 9.50%, due 02/15/2013	1,410	1,463
Iron Mountain, Inc. 8.63%, due 04/01/2013	4,000	4,170
Quintiles Transnational Corp. 10.00%, due 10/01/2013	1,000	1,104
R.H. Donnelley Corp. 6.88%, due 01/15/2013	2,500	2,287
R.H. Donnelley Finance Corp I–144A 10.88%, due 12/15/2012	2,000	2,240
United Rentals North America, Inc. 6.50%, due 02/15/2012	1,000	959
Universal Compression, Inc. 7.25%, due 05/15/2010	2,000	2,040
Universal Hospital Services, Inc. 10.13%, due 11/01/2011	2,000	2,005
Chemicals & Allied Products (3.7%)
Airgas, Inc. 6.25%, due 07/15/2014	1,500	1,492
Equistar Chemicals, LP/Equistar Funding Corp. 10.13%, due 09/01/2008 10.63%, due 05/01/2011	1,000 2,000	1,077 2,180
Huntsman International LLC 9.88%, due 03/01/2009 10.13%, due 07/01/2009 11.63%, due 10/15/2010	1,000 2,000 965	1,050 2,057 1,093
Huntsman International LLC–144A 7.38%, due 01/01/2015 †	2,000	1,900
Lyondell Chemical Co. 10.50%, due 06/01/2013	1,000	1,134
Nalco Co. 7.75%, due 11/15/2011	2,000	2,042
NOVA Chemicals Corp. 6.50%, due 01/15/2012	1,000	955

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Chemicals & Allied Products (continued)
Scotts Co. (The) 6.63%, due 11/15/2013	$1,000	$1,020
Communication (5.8%)
Adelphia Communications Corp. 10.25%, due 11/01/2006 ❖	1,000	635
Cablevision Systems Corp., Series B 8.00%, due 04/15/2012	1,000	955
CCH I Holdings LLC–144A 9.92%, due 04/01/2014	493	318
CCH I LLC–144A 11.00%, due 10/01/2015	4,274	3,868
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.–144A 8.38%, due 04/30/2014	2,000	2,005
CSC Holdings, Inc.–144A 7.00%, due 04/15/2012	2,000	1,930
Echostar DBS Corp. 5.75%, due 10/01/2008 6.63%, due 10/01/2014	3,000 2,000	2,932 1,940
Intelsat Bermuda, Ltd.–144A 8.63%, due 01/15/2015	8,000	8,100
Liberty Media Corp. 7.88%, due 07/15/2009	1,000	1,046
PanAmSat Corp. 9.00%, due 08/15/2014	1,300	1,368
Communications Equipment (0.9%)
L-3 Communications Corp. 7.63%, due 06/15/2012 6.13%, due 07/15/2013 6.13%, due 01/15/2014	1,000 2,000 1,000	1,045 1,960 977
Computer & Data Processing Services (0.6%)
Unisys Corp. 6.88%, due 03/15/2010 † 8.00%, due 10/15/2012 † 8.50%, due 10/15/2015	1,000 1,000 1,000	895 880 870
Computer & Office Equipment (0.2%)
Seagate Technology Holdings Corp. 8.00%, due 05/15/2009	1,000	1,046
Construction (2.9%)
Beazer Homes USA, Inc. 6.50%, due 11/15/2013	2,000	1,840
Centex Corp. 5.80%, due 09/15/2009	750	759

	Principal		Value
Construction (continued)
DR Horton, Inc.
5.88%, due 07/01/2013	$3,000		$2,899
6.13%, due 01/15/2014	1,000		980
5.25%, due 02/15/2015	1,000		913
KB Home 5.75%, due 02/01/2014	1,000		925
Standard-Pacific Corp. 6.25%, due 04/01/2014	3,000		2,640
WCI Communities, Inc. 6.63%, due 03/15/2015	2,000		1,715
Department Stores (1.1%)
Neiman-Marcus Group, Inc.–144A 9.00%, due 10/15/2015 †	5,000		4,912
Saks, Inc. 8.25%, due 11/15/2008	—	☐	—	☐
Drug Stores & Proprietary Stores (1.4%)
Jean Coutu Group, Inc. 8.50%, due 08/01/2014 †	2,000		1,855
Medco Health Solutions, Inc. 7.25%, due 08/15/2013	1,000		1,083
Rite Aid Corp. 12.50%, due 09/15/2006 9.50%, due 02/15/2011	2,000 1,000		2,095 1,050
Electric Services (8.6%)
AES Corp. (The)–144A 8.75%, due 05/15/2013	2,000		2,160
Cleveland Electric Illuminating Co., (The) 5.65%, due 12/15/2013	1,000		1,001
CMS Energy Corp. 7.50%, due 01/15/2009	2,000		2,072
Dynegy Holdings, Inc.–144A 10.13%, due 07/15/2013	3,000		3,300
Elwood Energy LLC 8.16%, due 07/05/2026	1,734		1,925
Nevada Power Co., Series A 8.25%, due 06/01/2011	4,000		4,400
NRG Energy, Inc. 8.00%, due 12/15/2013	1,931		2,105
PSEG Energy Holdings LLC 7.75%, due 04/16/2007	3,000		3,045
Reliant Energy, Inc. 6.75%, due 12/15/2014	2,000		1,860
Texas Genco LLC/Texas Genco Financing Corp.–144A 6.88%, due 12/15/2014	5,000		5,350

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Electric Services (continued)
Texas New Mexico Power Co. 6.13%, due 06/01/2008	$3,000	$3,037
TXU Corp., Series O 4.80%, due 11/15/2009	3,000	2,843
TXU Corp., Series P 5.55%, due 11/15/2014	4,000	3,677
Electronic Components & Accessories (0.6%)
Celestica, Inc. 7.88%, due 07/01/2011	1,450	1,435
Flextronics International, Ltd. 6.50%, due 05/15/2013	1,000	1,002
Environmental Services (0.5%)
Allied Waste North America, Inc. 6.50%, due 11/15/2010 † 7.88%, due 04/15/2013 †	1,000 1,000	970 1,025
Food & Kindred Products (0.7%)
Del Monte Corp. 8.63%, due 12/15/2012	3,000	3,195
Gas Production & Distribution (2.7%)
Colorado Interstate Gas Co. 5.95%, due 03/15/2015	3,500	3,324
Dynegy-Roseton/Danskammer, Series 2001, Class B 7.67%, due 11/08/2016	2,000	1,970
Northwest Pipeline Corp. 8.13%, due 03/01/2010	2,000	2,120
Williams Cos., Inc. 7.13%, due 09/01/2011 7.63%, due 07/15/2019	2,000 2,000	2,062 2,120
Health Services (4.9%)
Ameripath, Inc. 10.50%, due 04/01/2013	1,590	1,654
Community Health Systems, Inc. 6.50%, due 12/15/2012	1,000	990
Coventry Health Care, Inc. 5.88%, due 01/15/2012 6.13%, due 01/15/2015	1,750 2,250	1,741 2,267
Extendicare Health Services, Inc. 6.88%, due 05/01/2014	3,000	2,925
HCA, Inc. 6.95%, due 05/01/2012 6.38%, due 01/15/2015 †	3,000 3,000	3,056 2,944
Manor Care, Inc. 6.25%, due 05/01/2013	2,000	2,060
Tenet Healthcare Corp.–144A 9.25%, due 02/01/2015	3,500	3,316

	Principal	Value
Holding & Other Investment Offices (3.3%)
General Growth Properties, Inc. 5.61%, due 11/01/2007	$1,773	$1,780
iStar Financial, Inc. 4.88%, due 01/15/2009	1,000	983
Nell AF Sarl–144A 8.38%, due 08/15/2015 †	2,000	1,920
Simon Property Group, LP REIT 3.75%, due 01/30/2009	1,000	960
Sungard Data Systems Inc.–144A 9.13%, due 08/15/2013 10.25%, due 08/15/2015	4,000 3,000	4,060 2,974
Ventas Realty, LP/Ventas Capital Corp. REIT 6.63%, due 10/15/2014	1,500	1,507
Hotels & Other Lodging Places (4.2%)
Hilton Hotels Corp. 7.63%, due 12/01/2012	2,000	2,122
Kerzner International, Ltd.–144A 6.75%, due 10/01/2015	3,000	2,850
Las Vegas Sands Corp. 6.38%, due 02/15/2015	2,000	1,895
Mandalay Resort Group 6.38%, due 12/15/2011	1,000	988
MGM Mirage 6.00%, due 10/01/2009	2,500	2,456
Station Casinos, Inc. 6.00%, due 04/01/2012 6.50%, due 02/01/2014 6.88%, due 03/01/2016	1,000 2,000 2,000	983 1,995 2,015
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.63%, due 12/01/2014	3,000	2,858
Industrial Machinery & Equipment (1.4%)
Case New Holland, Inc. 9.25%, due 08/01/2011	2,250	2,368
Dresser-Rand Group–144A 7.38%, due 11/01/2014	2,643	2,709
Terex Corp. 7.38%, due 01/15/2014	1,000	995
Instruments & Related Products (0.5%)
DirecTV Holdings LLC/DirecTV Financing Co. 8.38%, due 03/15/2013	2,000	2,165
Lumber & Other Building Materials (0.5%)
Builders Firstsource, Inc.–144A 8.04%, due 02/15/2012 *	2,000	2,010

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Transamerica High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Management Services (0.8%)
Corrections Corp. of America 7.50%, due 05/01/2011	$1,000	$1,034
US Oncology, Inc. 10.75%, due 08/15/2014	2,000	2,205
Medical Instruments & Supplies (0.4%)
Bard (C.R.), Inc. 6.70%, due 12/01/2026	1,500	1,676
Metal Cans & Shipping Containers (1.0%)
Ball Corp. 6.88%, due 12/15/2012	3,000	3,045
Crown European Holdings SA 10.88%, due 03/01/2013	1,000	1,178
Mining (0.2%)
Peabody Energy Corp. 6.88%, due 03/15/2013	1,000	1,033
Mortgage Bankers & Brokers (0.2%)
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp., Series A 0.00%, due 10/01/2014 (a)	1,300	913
Motion Pictures (1.1%)
Liberty Media Corp. 8.25%, due 02/01/2030 †	5,000	4,690
Motor Vehicles, Parts & Supplies (0.4%)
ArvinMeritor, Inc.–144A 8.13%, due 09/15/2015	452	398
TRW Automotive, Inc. 11.00%, due 02/15/2013	1,300	1,453
Oil & Gas Extraction (4.3%)
Chesapeake Energy Corp. 7.50%, due 09/15/2013 6.38%, due 06/15/2015	1,000 3,000	1,060 2,948
Forest Oil Corp. 8.00%, due 12/15/2011 7.75%, due 05/01/2014	500 1,000	546 1,053
Kerr-McGee Corp. 7.00%, due 11/01/2011	1,370	1,370
Newfield Exploration Co. 6.63%, due 09/01/2014	1,500	1,526
Petroleum Geo-Services ASA 10.00%, due 11/05/2010	2,500	2,763
Pride International, Inc. 7.38%, due 07/15/2014	2,000	2,155
Whiting Petroleum Corp.–144A 7.00%, due 02/01/2014	5,000	5,013

	Principal	Value
Paper & Allied Products (3.1%)
Cascades, Inc. 7.25%, due 02/15/2013	$2,000	$1,780
Georgia-Pacific Corp. 8.88%, due 02/01/2010 7.70%, due 06/15/2015 7.75%, due 11/15/2029	1,000 3,000 4,000	1,095 3,244 4,100
Graphic Packaging International Corp. 8.50%, due 08/15/2011	2,000	1,930
Smurfit-Stone Container Corp. 8.38%, due 07/01/2012	1,000	955
Paper & Paper Products (0.9%)
Boise Cascade LLC 7.13%, due 10/15/2014	2,000	1,780
MDP Acquisitions PLC 9.63%, due 10/01/2012	2,000	1,920
Paperboard Containers & Boxes (0.6%)
Jefferson Smurfit Corp. 7.50%, due 06/01/2013	2,000	1,800
Jefferson Smurfit-Stone Container Corp. 8.25%, due 10/01/2012	1,000	943
Personal Services (0.5%)
Service Corp. International 7.70%, due 04/15/2009	2,000	2,085
Petroleum Refining (1.1%)
Giant Industries, Inc. 8.00%, due 05/15/2014	1,500	1,553
Premcor Refining Group (The), Inc. 6.75%, due 02/01/2011 6.13%, due 05/01/2011	2,000 1,000	2,115 1,026
Pharmaceuticals (1.0%)
Elan Finance PLC/Elan Finance Corp. 7.75%, due 11/15/2011	3,000	2,640
Leiner Health Products, Inc. 11.00%, due 06/01/2012 †	2,000	1,660
Primary Metal Industries (1.4%)
International Steel Group, Inc. 6.50%, due 04/15/2014	1,000	983
Novelis, Inc.–144A 7.25%, due 02/15/2015	3,500	3,194
U.S. Steel Corp. 9.75%, due 05/15/2010	1,682	1,833
Printing & Publishing (3.6%)
American Color Graphics, Inc. 10.00%, due 06/15/2010	2,000	1,325

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Transamerica High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Printing & Publishing (continued)
Dex Media East LLC/Dex Media East Finance Co. 9.88%, due 11/15/2009	$1,000	$1,088
Dex Media West LLC/Dex Media Finance Co., Series B 8.50%, due 08/15/2010	2,000	2,095
Dex Media, Inc. 8.00%, due 11/15/2013	1,000	1,018
Houghton Mifflin Co. 9.88%, due 02/01/2013 †	2,000	2,065
Jostens IH Corp. 7.63%, due 10/01/2012	1,000	985
Primedia, Inc. 8.88%, due 05/15/2011 8.00%, due 05/15/2013	2,000 2,500	1,950 2,281
Quebecor World Capital Corp. 4.88%, due 11/15/2008	2,000	1,872
Vertis, Inc. 10.88%, due 06/15/2009 †	1,000	930
Radio & Television Broadcasting (0.9%)
Corus Entertainment, Inc. 8.75%, due 03/01/2012	2,005	2,140
Videotron Ltee 6.88%, due 01/15/2014	1,500	1,515
Railroads (1.0%)
Progress Rail Services Corp./Progress Metal Reclamation Co.–144A 7.75%, due 04/01/2012	4,000	4,090
Restaurants (1.0%)
Restaurant Co. (The)–144A 10.00%, due 10/01/2013	5,000	4,400
Rubber & Misc. Plastic Products (0.5%)
Jarden Corp. 5.09%, due 01/03/2011	1,985	2,000
Stone, Clay & Glass Products (1.5%)
Anchor Glass Container Corp., Series B 11.00%, due 02/15/2013 †❖	1,000	635
Owens Brockway Glass Container, Inc. 7.75%, due 05/15/2011 8.75%, due 11/15/2012 6.75%, due 12/01/2014	1,000 1,000 2,000	1,025 1,073 1,880
Owens-Illinois, Inc. 7.35%, due 05/15/2008	2,000	2,000
Telecommunications (7.1%)
AT&T Corp. 9.05%, due 11/15/2011	3,000	3,315

	Principal	Value
Telecommunications (continued)
Citizens Communications Co. 6.25%, due 01/15/2013	$2,000	$1,895
Hawaiian Telcom Communications, Inc.–144A 9.75%, due 05/01/2013 †	4,500	4,478
MCI, Inc. 5.91%, due 05/01/2007	4,000	4,040
Nextel Communications, Inc., Series F 5.95%, due 03/15/2014	4,000	4,012
Qwest Capital Funding, Inc. 7.00%, due 08/03/2009 † 7.90%, due 08/15/2010 †	2,000 5,000	1,960 4,975
Qwest Corp. 7.50%, due 06/15/2023	2,000	1,880
Rogers Wireless Communications, Inc. 8.00%, due 12/15/2012 † 6.38%, due 03/01/2014	1,500 2,500	1,586 2,494
Tobacco Products (0.5%)
RJ Reynolds Tobacco Holdings, Inc.–144A 6.50%, due 07/15/2010	2,000	1,965
Transportation Equipment (1.0%)
Trinity Industries, Inc. 6.50%, due 03/15/2014	2,500	2,438
Westinghouse Air Brake Co. 6.88%, due 07/31/2013	2,000	2,040
Trucking & Warehousing (0.4%)
Iron Mountain, Inc. 6.63%, due 01/01/2016	2,000	1,840
Water Transportation (0.8%)
Royal Caribbean Cruises, Ltd. 7.00%, due 10/15/2007 8.75%, due 02/02/2011	1,000 2,000	1,030 2,230
Total Corporate Debt Securities (cost: $408,570)		405,456
	Shares	Value
PREFERRED STOCKS (0.5%)
Holding & Other Investment Offices (0.5%)
Duke Realty Corp. REIT (b)	40,000	$2,008
Total Preferred Stocks (cost: $2,008)		2,008
COMMON STOCKS (0.0%)
Printing & Publishing (0.0%)
Golden Books Family Entertainment, Inc. ‡	63,750	— ☐
Total Common Stocks (cost: $168)		—

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Transamerica High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (12.9%)
Debt (12.0%)
Bank Notes (0.8%)
Bank of America
3.81%, due 06/07/2006 *	$1,553	$1,553
3.81%, due 08/10/2006 *	1,541	1,541
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	308	308
Certificates Of Deposit (0.9%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	1,233	1,233
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	981	981
Rabobank Nederland 4.03%, due 05/31/2006 *	1,541	1,541
Commercial Paper (2.6%)
Ciesco LLC 4.00%, due 11/03/2005	1,539	1,539
General Electric Capital Corp. 3.96%, due 12/05/2005	1,233	1,233
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	1,229	1,229
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	1,220	1,220
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	924	924
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	917	917
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	924	924
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	1,536 1,530	1,536 1,530
Euro Dollar Overnight (2.8%)
Bank of Montreal 3.79%, due 11/01/2005	925	925
Barclays 3.80%, due 11/04/2005	1,233	1,233
BNP Paribas 3.83%, due 11/02/2005	1,849	1,849
Deutsche Bank 3.80%, due 11/02/2005	3,082	3,082
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	925	925

	Principal	Value
Euro Dollar Overnight (continued)
Royal Bank of Scotland 3.76%, due 11/01/2005	$1,233	$1,233
Svenska Handlesbanken 4.03%, due 11/01/2005	1,587	1,587
UBS AG 3.80%, due 11/03/2005	1,233	1,233
Euro Dollar Terms (1.0%)
Royal Bank of Scotland 4.00%, due 12/12/2005	1,233	1,233
UBS AG 4.02%, due 12/01/2005	1,233	1,233
Wells Fargo 3.96%, due 11/14/2005	1,849	1,849
Promissory Notes (0.3%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	1,294	1,294
Repurchase Agreements (3.6%) ††
Credit Suisse First Boston Corp. 2.10%, dated 10/31/2005 to be repurchased at $2101 on 11/01/2005	2,100	2,100
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $5,240 on 11/01/2005	5,239	5,239
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $145 on 11/01/2005	145	145
Merrill Lynch & Co. 4.10%, date 10/31/2005 to be repurchased at $6,164 on 11/01/2005	6,164	6,164
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $1,848 on 11/01/2005	1,848	1,848
	Shares	Value
Investment Companies (0.9%)
Money Market Funds (0.9%)
American Beacon Fund 1-day yield of 3.81%	1,328,822	$1,329
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	1,232,746	1,233
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	192,022	192

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Transamerica High-Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Money Market Funds (continued)
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	1,219,122	$1,219
Total Security Lending Collateral (cost: $55,354)		55,354
Total Investment Securities (cost: $468,888)		$465,682
SUMMARY:
Investment securities, at value	108.3%	$465,682
Liabilities in excess of other assets	(8.3)%	(35,596)
Net assets	100.0%	$430,086

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $53,920.

☐  Value is less than $1.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

‡  Non-income producing.

††  Cash collateral for the Repurchase Agreements, valued at $15,806, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

❖  Securities are currently in default on interest payments.

(a)  Crystal US Holdings LLC/Crystal US Sub 3 Corp., Series A has a coupon rate of 0.00% until 10/01/2009, thereafter a coupon rate 10.00%.

(b)  Duke Realty Corp. REIT has a coupon rate of 7.99% until 10/01/2012, thereafter the coupon rate will be 9.99%.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $89,248 or 20.8% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

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Annual Report 2005

12

TA IDEX Transamerica High-Yield Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $468,888) (including securities loaned of $53,920)	$465,682
Cash	13,401
Receivables:
Investment securities sold	2,134
Shares of beneficial interest sold	25
Interest	9,008
Other	23
490,273
Liabilities:
Investment securities purchased	4,304
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	75
Management and advisory fees	220
Distribution and service fees	146
Transfer agent fees	18
Administration fees	7
Payable for collateral for securities on loan	55,354
Other	63
60,187
Net Assets	$430,086
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$441,086
Accumulated net investment income (loss)	(803)
Accumulated net realized gain (loss) from investment securities	(6,989)
Net unrealized appreciation (depreciation) on investment securities	(3,208)
Net Assets	$430,086
Net Assets by Class:
Class A	$336,340
Class B	37,006
Class C	15,880
Class I	40,860
Shares Outstanding:
Class A	37,502
Class B	4,127
Class C	1,773
Class I	4,529
Net Asset Value Per Share:
Class A	$8.97
Class B	8.97
Class C	8.96
Class I	9.02
Maximum Offering Price Per Share (a):
Class A	$9.42

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$30,196
Dividends	160
Income from loaned securities–net	178
30,534
Expenses:
Management and advisory fees	2,574
Distribution and service fees:
Class A	1,173
Class B	433
Class C	204
Transfer agent fees:
Class A	95
Class B	73
Class C	35
Class I	– (b)
Printing and shareholder reports	37
Custody fees	69
Administration fees	83
Legal fees	29
Audit fees	27
Trustees fees	20
Registration fees:
Class A	36
Class B	12
Class C	11
Other	7
Total expenses	4,918
Net Investment Income (Loss)	25,616
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	5,533
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(23,007)
Net Gain (Loss) on Investment Securities	(17,474)
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,142

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

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Annual Report 2005

13

TA IDEX Transamerica High-Yield Bond

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$25,616	$19,795
Net realized gain (loss) from investment securities	5,533	1,691
Net unrealized appreciation (depreciation) on investment securities	(23,007)	8,022
	8,142	29,508
Distributions to Shareholders:
From net investment income:
Class A	(21,465)	(15,855)
Class B	(2,372)	(2,484)
Class C	(1,112)	(692)
Class C2	–	(457)
Class M	–	(230)
Class I	(2,175)	–
	(27,124)	(19,718)
Capital Share Transactions:
Proceeds from shares sold:
Class A	37,109	123,099
Class B	3,673	11,418
Class C	3,394	6,907
Class C2	–	3,491
Class M	–	1,288
Class I	40,302	–
	84,478	146,203
Dividends and distributions reinvested:
Class A	20,851	15,278
Class B	1,477	1,364
Class C	630	328
Class C2	–	139
Class M	–	167
Class I	2,175	–
	25,133	17,276
Cost of shares redeemed:
Class A	(16,220)	(30,327)
Class B	(15,678)	(16,380)
Class C	(12,670)	(6,611)
Class C2	–	(10,227)
Class M	–	(2,569)
	(44,568)	(66,114)
Redemption fees:
Class B	1	–
	1	–
Class level exchanges:
Class A	–	15,462
Class B	–	(10,695)
Class C	–	(4,767)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$74	$–
Class B	(74)	–
	–	–
	65,044	97,365
Net increase (decrease) in net assets	46,062	107,155
Net Assets:
Beginning of year	384,024	276,869
End of year	$430,086	$384,024
Accumulated Net Investment Income (Loss)	$(803)	$844
Share Activity:
Shares issued:
Class A	3,986	13,311
Class B	397	1,243
Class C	366	756
Class C2	–	377
Class M	–	141
Class I	4,293	–
	9,042	15,828
Shares issued–reinvested from distributions:
Class A	2,266	1,673
Class B	161	149
Class C	70	36
Class C2	–	15
Class M	–	18
Class I	236	–
	2,733	1,891
Shares redeemed:
Class A	(1,761)	(3,306)
Class B	(1,700)	(1,790)
Class C	(1,373)	(722)
Class C2	–	(1,118)
Class M	–	(280)
	(4,834)	(7,216)
Class level exchanges:
Class C	–	1,714
Class C2	–	(1,199)
Class M	–	(515)
	–	–
Automatic conversions:
Class A	8	–
Class B	(8)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	4,499	11,678
Class B	(1,150)	(398)
Class C	(937)	1,784
Class C2	–	(1,925)
Class M	–	(636)
Class I	4,529	–
	6,941	10,503

The notes to the financial statements are an integral part of this report.

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Annual Report 2005

14

TA IDEX Transamerica High-Yield Bond

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$9.37	$0.56	$(0.37)	$0.19	$(0.59)	$–	$(0.59)	$8.97
	10/31/2004	9.08	0.52	0.29	0.81	(0.52)	–	(0.52)	9.37
	10/31/2003	7.93	0.57	1.16	1.73	(0.58)	–	(0.58)	9.08
	10/31/2002	9.26	0.57	(1.31)	(0.74)	(0.59)	–	(0.59)	7.93
	10/31/2001	9.24	0.72	0.01	0.73	(0.71)	–	(0.71)	9.26
Class B	10/31/2005	9.37	0.48	(0.37)	0.11	(0.51)	–	(0.51)	8.97
	10/31/2004	9.08	0.46	0.29	0.75	(0.46)	–	(0.46)	9.37
	10/31/2003	7.93	0.51	1.17	1.68	(0.53)	–	(0.53)	9.08
	10/31/2002	9.26	0.52	(1.32)	(0.80)	(0.53)	–	(0.53)	7.93
	10/31/2001	9.24	0.57	0.10	0.67	(0.65)	–	(0.65)	9.26
Class C	10/31/2005	9.36	0.47	(0.36)	0.11	(0.51)	–	(0.51)	8.96
	10/31/2004	9.08	0.46	0.28	0.74	(0.46)	–	(0.46)	9.36
	10/31/2003	8.08	0.51	1.02	1.53	(0.53)	–	(0.53)	9.08
Class I	10/31/2005	9.39	0.59	(0.37)	0.22	(0.59)	–	(0.59)	9.02

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	2.06%	$336,340	1.05%	1.05%	6.04%	71%
	10/31/2004	9.23	309,223	1.08	1.08	5.67	49
	10/31/2003	22.74	193,708	1.22	1.22	6.57	46
	10/31/2002	(8.48)	60,332	1.35	1.35	6.61	64
	10/31/2001	8.12	50,755	1.41	1.41	7.35	16
Class B	10/31/2005	1.21	37,006	1.85	1.85	5.18	71
	10/31/2004	8.52	49,422	1.72	1.72	5.05	49
	10/31/2003	21.94	51,511	1.87	1.87	5.92	46
	10/31/2002	(9.03)	31,336	2.00	2.00	5.96	64
	10/31/2001	7.45	35,471	2.06	2.06	6.70	16
Class C	10/31/2005	1.21	15,880	1.88	1.88	5.11	71
	10/31/2004	8.41	25,379	1.78	1.78	4.95	49
	10/31/2003	19.52	8,403	1.87	1.87	5.92	46
Class I	10/31/2005	2.33	40,860	0.66	0.66	6.60	71

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share classes are as follows:

Class C – November 11, 2002
Class I – November 8, 2004

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX Transamerica High-Yield Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica High-Yield Bond (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Effective August 1, 2005, TA IDEX Transamerica Conservative High-Yield Bond changed its name to TA IDEX Transamerica High-Yield Bond.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general common expenses.

Class I shares are offered for investment to the asset allocation funds of AEGON/Transamerica Series Trust (ATST).

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $76, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX Transamerica High-Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

AEGON USA Investment Management, Inc. is both the sub-adviser to the Fund and an affiliate of the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$63,823	14.84%
TA IDEX Asset Allocation– Moderate Growth Portfolio	96,956	22.54%
TA IDEX Asset Allocation– Moderate Portfolio	139,524	32.44%
Asset Allocation–Moderate Growth Portfolio	26,221	6.10%
Asset Allocation–Moderate Portfolio	14,628	3.40%
Total	$341,152	79.32%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2004 to December 31, 2004:

0.60% of ANA

From January 1, 2005 on:

0.60% of the first $400 million of ANA
0.575% of the next $350 million of ANA
0.55% of ANA over $750 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.25% Expense Limit–Classes A, B and C
0.80% Expense Limit–Class I

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$221
Retained by Underwriter	18
Contingent Deferred Sales Charge	205

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $191 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan

Transamerica IDEX Mutual Funds

Annual Report 2005

17

TA IDEX Transamerica High-Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $23.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$335,619
U.S. Government	7,309
Proceeds from maturities and sales of securities:
Long-Term	279,261
U.S. Government	9,351

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(45)
Accumulated net investment income (loss)	(139)
Accumulated net realized gain (loss) from investment securities	184

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available Through
$1,624	October 31, 2010
5,283	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2005 was $5,713.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$19,718
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	27,124
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-term Capital Gains	$—
Capital Loss Carryforward	$(6,907)
Net Unrealized Appreciation (Depreciation)	$(3,290	)*

*Amount includes unrealized appreciation (depreciation) from deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$468,970
Unrealized Appreciation	$7,771
Unrealized (Depreciation)	(11,847)
Net Unrealized Appreciation (Depreciation)	$(3,288)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential

Transamerica IDEX Mutual Funds

Annual Report 2005

18

TA IDEX Transamerica High-Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 5.–(continued)

timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENT (unaudited)

Effective November 7, 2005, the Expense Limit for the Fund's Class I shares is 1.25%.

Transamerica IDEX Mutual Funds

Annual Report 2005

19

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica High-Yield Bond

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica High-Yield Bond (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

20

TA IDEX Transamerica High-Yield Bond

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For corporate shareholders, 0.03% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

21

TA IDEX Transamerica Convertible Securities

MARKET ENVIRONMENT

For the twelve months ended October 31, 2005, the Merrill Lynch All U.S. Convertibles Index ("MLCI") rose 4.50% but, like U.S. equity markets, followed an uneven path to its gains. In the initial months of the period, convertibles advanced as evidence of economic growth firmed, oil prices that began rising in mid-2004 receded, and corporate earnings remained strong. While gross domestic product continued to grow in early 2005, other factors – higher energy prices, interest rates, inconsistent job growth data and uncertainty about long-term inflation trends – gave investors pause. The MLCI retreated, only to rebound in late spring, in spite of sharply higher energy prices and a mid-cycle slowdown in the U.S. economy. Performance remained generally positive through the summer and early fall as convertibles, which are highly sensitive to the direction of equities, followed stocks to higher levels. Powering the advances in both markets was the energy sector, far and away the markets' leading area.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Transamerica Convertibles Securities, Class A returned 9.24%. By comparison its benchmark, the MLCI, returned 4.50%.

STRATEGY REVIEW

We seek the convertibles of companies that stand to benefit from positive changes in the company, its industry, or the external forces driving its business; generate free cash flow; and prudently reinvest to enhance shareholder value. For example, recognizing that the sharp rise in oil and natural gas prices were part of a structural change in the energy industry, we increased the portfolio's investments in oil and gas companies. This greater weighting, combined with excellent results for holdings like Halliburton Company ("Halliburton"), Schlumberger Limited ("Schlumberger"), Chesapeake Energy Corporation ("Chesapeake") and Quicksilver Resources Inc. ("Quicksilver"), was a major reason for the portfolio's outperformance versus the MLCI. Halliburton is an energy exploration and servicing company; Schlumberger also provides services for energy exploration; Chesapeake is a natural gas provider; and Quicksilver is an energy exploration and production company.

Another area of strength for the portfolio was telecommunications and technology, where holdings in Nextel Partners, Inc. ("Nextel Partners") augmented performance. Nextel Partners, a domestic wireless phone company holds an option to force Sprint to buy the company as part of their Nextel acquisition. This gain compensated for several poorly performing holdings in the portfolio: most notably, Tyco International, Ltd. ("Tyco"), a diversified industrial manufacturer; and Overstock.com ("Overstock"), a discount retail web site. We maintained our investment in Tyco, which has good cash flow characteristics but has languished as momentum investors have sold their holdings. We believe the company still has considerable potential.

Conversely, we are losing our confidence in Overstock, where senior management has, in our view, done a questionable job of managing investment community expectations. In addition, we anticipate a deceleration in consumer spending that may be detrimental to Overstock.

Kirk J.Kim, CFA

Fund Manager
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Transamerica Convertible Securities

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	9.24%	8.87%	3/1/02
Class A (POP)	4.05%	7.43%	3/1/02
MLCI[1]	4.50%	7.66%	3/1/02
Class B (NAV)	8.09%	8.10%	3/1/02
Class B (POP)	3.09%	7.66%	3/1/02
Class C (NAV)	8.17%	12.29%	11/11/02
Class C (POP)	7.17%	12.29%	11/11/02

NOTES

1  The Merrill Lynch All U.S. Convertibles (MLCI) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Transamerica Convertible Securities

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,093.30	1.18%	$6.23
Hypothetical (b)	1,000.00	1,019.26	1.18	6.01
Class B
Actual	1,000.00	1,087.90	2.24	11.79
Hypothetical (b)	1,000.00	1,013.91	2.24	11.37
Class C
Actual	1,000.00	1,089.00	2.02	10.64
Hypothetical (b)	1,000.00	1,015.02	2.02	10.26

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (1.3%)
Mortgage Bankers & Brokers (1.3%)
Virgin River Casino Corp.–144A 0.25%, due 01/15/2013 (a)	$4,000	$2,840
Total Corporate Debt Securities (cost: $2,694)		2,840
CONVERTIBLE BONDS (86.6%)
Commercial Banks (13.7%)
Bank of America Corp. 0.25%, due 04/30/2014	2,750	3,847
Euronet Worldwide, Inc.–144A 3.50%, due 10/15/2025	5,000	4,881
Tiers Trust, United States–144A 0.25%, due 10/22/2012	8,000	8,735
Wachovia Corp.–144A 0.25%, due 03/01/2013	7,500	7,195
Wells Fargo & Co. 0.25%, due 04/29/2014	5,000	5,662
Communication (4.4%)
American Tower Corp. 3.00%, due 08/15/2012 †	2,150	2,808
XM Satellite Radio Holdings, Inc., Senior Note 1.75%, due 12/01/2009	4,000	3,455
XM Satellite Radio, Inc.–144A 1.75%, due 12/01/2009	4,000	3,455
Computer & Data Processing Services (4.5%)
Openwave Systems, Inc. 2.75%, due 09/09/2008	4,500	5,130
Overstock.com, Inc. 3.75%, due 12/01/2011 †	4,300	3,327
Terremark Worldwide, Inc. 9.00%, due 06/15/2009	2,000	1,500
Computer & Office Equipment (2.1%)
Scientific Games Corp.–144A 0.75%, due 12/01/2024	4,000	4,590
Electric Services (2.2%)
Centerpoint Energy, Inc., Series B 3.75%, due 05/15/2023	2,000	2,433
CMS Energy Corp. 2.88%, due 12/01/2024	2,000	2,418
Electronic Components & Accessories (1.1%)
Cypress Semiconductor Corp. 1.25%, due 06/15/2008	2,150	2,378
Holding & Other Investment Offices (1.4%)
Affordable Residental Communities REIT–144A 7.50%, due 08/15/2025	3,100	3,100

	Principal	Value
Hotels & Other Lodging Places (3.8%)
Kerzner International, Ltd. 2.38%, due 04/15/2024	$3,100	$3,503
Starwood Hotels & Resorts Worldwide, Inc. 3.50%, due 05/16/2023	4,000	4,795
Industrial Machinery & Equipment (2.6%)
Cooper Cameron Corp., Senior Note 1.50%, due 05/15/2024 †	4,700	5,675
Management Services (2.2%)
Fluor Corp. 1.50%, due 02/15/2024	4,000	4,915
Manufacturing Industries (4.1%)
Shuffle Master, Inc. 1.25%, due 04/15/2024	4,850	5,129
Tyco International Group SA, Series B 3.13%, due 01/15/2023	3,000	3,836
Mortgage Bankers & Brokers (3.8%)
WMT Debt Exchangeable Trust–144A 0.25%, due 05/02/2013	800	8,408
Motion Pictures (3.5%)
Lions Gate Entertainment Corp. 4.88%, due 12/15/2010 2.94%, due 10/15/2024	1,000 3,750	1,821 3,830
Walt Disney Co. 2.13%, due 04/15/2023	2,000	2,028
Oil & Gas Extraction (6.7%)
Halliburton Co. 3.13%, due 07/15/2023	2,750	4,544
Quicksilver Resources, Inc.–144A 1.88%, due 11/01/2024	3,000	4,271
Schlumberger Ltd. 1.50%, due 06/01/2023 †	4,500	5,912
Personal Credit Institutions (2.8%)
American Express Co. 1.85%, due 12/01/2033 (b)	5,800	6,112
Pharmaceuticals (1.9%)
Allergan, Inc. Zero coupon, due 11/06/2022	4,000	4,130
Primary Metal Industries (1.7%)
Inco, Ltd. Zero coupon, due 03/29/2021	3,500	3,741
Printing & Publishing (1.4%)
Barnes Group, Inc.–144A 3.75%, due 08/01/2025	3,000	3,113

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Radio, Television & Computer Stores (2.7%)
Guitar Center, Inc. 4.00%, due 07/15/2013	$3,900	$6,030
Security & Commodity Brokers (11.6%)
Blackrock, Inc./New York–144A 2.63%, due 02/15/2035	4,750	4,993
Lehman Brothers Holdings, Inc. 0.25%, due 09/06/2012	5,500	5,394
Morgan Stanley Group, Inc.–144A 0.25%, due 07/30/2014 §	5,300	5,519
Svensk Exportkredit AB 0.25%, due 01/31/2015 §	7,000	9,581
Telecommunications (4.6%)
Nextel Partners, Inc. 1.50%, due 11/15/2008	2,250	4,433
NII Holdings, Inc. 2.88%, due 02/01/2034 †	3,500	5,771
Water Transportation (2.5%)
Carnival Corp. 1.13%, due 04/29/2033 (c)	4,000	2,975
Royal Caribbean Cruises, Ltd. Zero coupon, due 05/18/2021	4,000	2,610
Wholesale Trade Durable Goods (1.3%)
WESCO International, Inc.–144A 2.63%, due 10/15/2025	2,500	2,863
Total Convertible Bonds (cost: $177,126)		190,846
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (10.5%)
Chemicals & Allied Products (1.9%)
Celanese Corp.	155,000	$4,088
Insurance (1.5%)
Fortis Insurance NV–144A	3,080	3,399
Life Insurance (2.0%)
Metlife, Inc.	160,000	4,380
Mining (2.5%)
Arch Coal, Inc.	30,000	5,569
Oil & Gas Extraction (2.6%)
Chesapeake Energy Corp. †	20,850	5,686
Total Convertible Preferred Stocks (cost: $19,294)		23,122

	Principal	Value
SECURITY LENDING COLLATERAL (9.1%)
Debt (8.5%)
Bank Notes (0.6%)
Bank of America
3.81%, due 06/07/2006 *	$565	$565
3.81%, due 08/10/2006 *	560	560
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	112	112
Certificates Of Deposit (0.6%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	448	448
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	357	357
Rabobank Nederland 4.03%, due 05/31/2006 *	560	560
Commercial Paper (1.8%)
Ciesco LLC 4.00%, due 11/03/2005	560	560
General Electric Capital Corp. 3.96%, due 12/05/2005	448	448
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	447	447
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	444	444
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	336	336
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	334	334
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	336	336
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	559 557	559 557
Euro Dollar Overnight (2.0%)
Bank of Montreal 3.79%, due 11/01/2005	336	336
Barclays 3.80%, due 11/04/2005	448	448
BNP Paribas 3.83%, due 11/02/2005	673	673
Deutsche Bank 3.80%, due 11/02/2005	1,121	1,121
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	336	336
Royal Bank of Scotland 3.76%, due 11/01/2005	448	448

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (continued)
Svenska Handlesbanken 4.03%, due 11/01/2005	$577	$577
UBS AG 3.80%, due 11/03/2005	448	448
Euro Dollar Terms (0.7%)
Royal Bank of Scotland 4.00%, due 12/12/2005	448	448
UBS AG 4.02%, due 12/01/2005	448	448
Wells Fargo 3.96%, due 11/14/2005	673	673
Promissory Notes (0.2%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	471	471
Repurchase Agreements (2.6%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $764 on 11/01/2005	764	764
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $1,905 on 11/01/2005	1,905	1,905
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $53 on 11/01/2005	53	53

	Principal	Value
Repurchase Agreements (continued)
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $2,242 on 11/01/2005	$2,241	$2,241
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $672 on 11/01/2005	672	672
	Shares	Value
Investment Companies (0.6%)
Money Market Funds (0.6%)
American Beacon Fund 1-day yield of 3.81%	483,211	$483
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	448,274	448
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	69,827	70
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	443,320	443
Total Security Lending Collateral (cost: $20,129)		20,129
Total Investment Securities (cost: $219,243)		$236,937
SUMMARY:
Investment securities, at value	107.5%	$236,937
Liabilities in excess of other assets	(7.5)%	(16,442)
Net assets	100.0%	$220,495

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Virgin River Casino Corp.–144A has a coupon rate of 0.00% until 01/15/2009, thereafter the coupon rate will be 12.75%.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $19,396.

(b)  American Express Co. has a coupon rate of 1.85% until 12/01/2006, thereafter the coupon rate will be 0.00%.

§  Security is deemed to be illiquid.

(c)  Carnival Corp. has a coupon rate of 1.13% until 04/29/2008, thereafter the coupon rate will be 0.00%.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $5,748, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $69,259 or 31.4% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Transamerica Convertible Securities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $219,243) (including securities loaned of $19,396)	$236,937
Cash	6,381
Receivables:
Interest	889
Dividends	149
Other	6
244,362
Liabilities:
Investment securities purchased	3,490
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1
Management and advisory fees	140
Distribution and service fees	72
Transfer agent fees	2
Administration fees	4
Payable for collateral for securities on loan	20,129
Other	29
23,867
Net Assets	$220,495
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$200,657
Undistributed net investment income (loss)	–
Undistributed net realized gain (loss) from investment securities	2,144
Net unrealized appreciation (depreciation) on investment securities	17,694
Net Assets	$220,495
Net Assets by Class:
Class A	$209,374
Class B	6,656
Class C	4,465
Shares Outstanding:
Class A	18,112
Class B	577
Class C	388
Net Asset Value Per Share:
Class A	$11.56
Class B	11.54
Class C	11.50
Maximum Offering Price Per Share (a):
Class A	$12.14

(a)  Includes the maximum selling commission (represented as a percentage of offering price) whuch is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$4,400
Dividends	1,928
Income from loaned securities–net	128
6,456
Expenses:
Management and advisory fees	1,666
Distribution and service fees:
Class A	737
Class B	67
Class C	50
Transfer agent fees:
Class A	11
Class B	12
Class C	5
Printing and shareholder reports	2
Custody fees	32
Administration fees	42
Legal fees	15
Audit fees	18
Trustees fees	10
Registration fees:
Class A	21
Class B	11
Class C	13
Other	2
Total expenses	2,714
Net Investment Income (Loss)	3,742
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	2,181
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	12,365
Net Gain (Loss) on Investment Securities	14,546
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,288

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Transamerica Convertible Securities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$3,742	$3,504
Net realized gain (loss) from investment securities	2,181	16,278
Net unrealized appreciation (depreciation) on investment securities	12,365	(6,610)
	18,288	13,172
Distributions to Shareholders:
From net investment income:
Class A	(3,735)	(3,482)
Class B	(60)	(85)
Class C	(50)	(70)
Class C2	–	(11)
Class M	–	(6)
	(3,845)	(3,654)
From net realized gains:
Class A	(4,356)	(13,842)
Class B	(142)	(501)
Class C	(113)	(412)
Class C2	–	(92)
Class M	–	(37)
	(4,611)	(14,884)
Capital Share Transactions:
Proceeds from shares sold:
Class A	28,320	1,441
Class B	1,221	1,806
Class C	563	915
Class C2	–	572
Class M	–	174
	30,104	4,908
Dividends and distributions reinvested:
Class A	8,026	17,303
Class B	151	422
Class C	128	362
Class C2	–	62
Class M	–	43
	8,305	18,192
Cost of shares redeemed:
Class A	(24,313)	(1,053)
Class B	(1,407)	(2,085)
Class C	(1,658)	(2,547)
Class C2	–	(632)
Class M	–	(208)
	(27,378)	(6,525)
Class level exchanges:
Class C	–	1,631
Class C2	–	(1,164)
Class M	–	(467)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$1	$61
Class B	(1)	(61)
	–	–
	11,031	16,575
Net increase (decrease) in net assets	20,863	11,209
Net Assets:
Beginning of year	199,632	188,423
End of year	$220,495	$199,632
Undistributed Net Investment Income (Loss)	$–	$104
Share Activity:
Shares issued:
Class A	2,466	125
Class B	108	158
Class C	49	82
Class C2	–	49
Class M	–	15
	2,623	429
Shares issued–reinvested from distributions:
Class A	697	1,576
Class B	13	38
Class C	11	33
Class C2	–	6
Class M	–	4
	721	1,657
Shares redeemed:
Class A	(2,139)	(93)
Class B	(124)	(184)
Class C	(147)	(236)
Class C2	–	(55)
Class M	–	(18)
	(2,410)	(586)
Class level exchanges:
Class C	–	150
Class C2	–	(107)
Class M	–	(43)
	–	–
Automatic conversions:
Class A	–	7
Class B	–	(7)
	–	–
Net increase (decrease) in shares outstanding:
Class A	1,024	1,615
Class B	(3)	5
Class C	(87)	29
Class C2	–	(107)
Class M	–	(42)
	934	1,500

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Transamerica Convertible Securities

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$11.00	$0.20	$0.81	$1.01	$(0.20)	$(0.25)	$(0.45)	$11.56
	10/31/2004	11.32	0.21	0.56	0.77	(0.22)	(0.87)	(1.09)	11.00
	10/31/2003	9.39	0.24	1.92	2.16	(0.23)	–	(0.23)	11.32
	10/31/2002	10.00	0.14	(0.67)	(0.53)	(0.08)	–	(0.08)	9.39
Class B	10/31/2005	11.00	0.09	0.80	0.89	(0.10)	(0.25)	(0.35)	11.54
	10/31/2004	11.31	0.14	0.57	0.71	(0.15)	(0.87)	(1.02)	11.00
	10/31/2003	9.38	0.17	1.93	2.10	(0.17)	–	(0.17)	11.31
	10/31/2002	10.00	0.11	(0.68)	(0.57)	(0.05)	–	(0.05)	9.38
Class C	10/31/2005	10.97	0.08	0.82	0.90	(0.12)	(0.25)	(0.37)	11.50
	10/31/2004	11.31	0.11	0.57	0.68	(0.15)	(0.87)	(1.02)	10.97
	10/31/2003	9.36	0.17	1.95	2.12	(0.17)	–	(0.17)	11.31

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	9.24%	$209,374	1.17%	1.17%	1.74%	87%
	10/31/2004	7.06	188,049	1.20	1.20	1.83	157
	10/31/2003	23.49	175,175	1.33	1.33	2.27	119
	10/31/2002	(5.42)	10,205	1.73	3.85	2.59	170
Class B	10/31/2005	8.09	6,656	2.15	2.15	0.76	87
	10/31/2004	6.52	6,379	1.79	1.79	1.24	157
	10/31/2003	22.58	6,508	1.98	1.98	1.62	119
	10/31/2002	(5.68)	1,138	2.38	4.50	1.94	170
Class C	10/31/2005	8.17	4,465	2.16	2.16	0.73	87
	10/31/2004	6.33	5,204	2.05	2.05	0.98	157
	10/31/2003	22.84	5,048	1.98	1.98	1.62	119

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Convertible Securities ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Convertible Securities (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, Investors Bank & Trust Company ("IBT"), receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $55, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

shortest as being redeemed last. For the year ended October 31, 2005, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule represents the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$31,006	14.06%
TA IDEX Asset Allocation– Moderate Growth Portfolio	85,163	38.62%
TA IDEX Asset Allocation– Moderate Portfolio	86,997	39.46%
Total	$203,166	92.14%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

From November 1, 2004 to December 31, 2004:

0.75% of ANA

From January 1, 2005 on:

0.75% of the first $250 million of ANA
0.70% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.35% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$76
Retained by Underwriter	3
Contingent Deferred Sales Charge	24

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $27 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Transamerica Convertible Securities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $6.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$192,372
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	188,338
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$2
Undistributed net investment income (loss)	(1)
Undistributed net realized gain (loss) from investment securities	(1)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$17,139
Long-term Capital Gain	1,399
2005 Distributions paid from:
Ordinary Income	7,596
Long-term Capital Gain	860

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$918
Undistributed Long-term Capital Gains	$1,262
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$17,658

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$219,279
Unrealized Appreciation	$22,572
Unrealized (Depreciation)	(4,914)
Net Unrealized Appreciation (Depreciation)	$17,658

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Convertible Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Convertible Securities (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Transamerica Convertible Securities

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $1,643 as qualified dividend income.

For corporate shareholders, 21% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $860 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Transamerica Equity

MARKET ENVIRONMENT

The Standard and Poor's 500 Composite Stock Index ("S&P 500") posted a gain of 8.71% in the twelve months ended October 31, 2005, due largely to a broadly based advance in the initial months of the period, and to gains for energy and utilities stocks throughout the year.

Focusing on sustained growth in the economy and corporate earnings, benign levels of inflation and still-low interest rates, the equity market largely ignored a surge in energy prices that began in 2003 and staged a powerful rally through early 2005. Throughout the year, investors alternated between fear of recession and expectations of sustainable economic growth, causing stock prices to vacillate widely. Their concerns about the state of the economy were heightened after late-summer hurricanes shuttered many Gulf Coast oil and gas refineries, setting off yet another spike in energy prices while interest rates continued to climb.

The economic expansion withstood the hurricanes' impact, but recent government data pointed to growing inflationary pressures as producers increasingly passed along higher energy costs to consumers. Investor sentiment turned cautious as bond yields rose and the equity market lost ground.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Transamerica Equity, Class A returned 21.16%. By comparison its primary and former benchmarks, the Russell 1000 Growth Index and the S&P 500, returned 8.81% and 8.71%, respectively.

STRATEGY REVIEW

The primary drivers of the portfolio's superior results were individual healthcare, financial and technology holdings which more than offset an underweighting in energy, the market's strongest sector.

The portfolio comprised investments in companies that, in our view, benefited from strongly positive secular trends and have strong management teams, stable balance sheets and highly competitive positions. Because we found more industrial, consumer discretionary, health care and technology stocks that met these parameters, the portfolio was overweighted in those sectors. The portfolio was underweighted in utilities, telecommunications, energy and financial stocks, which were areas where we identified fewer stocks with the right combination of attributes.

The largest contributors to total return were SanDisk Corporation ("SanDisk"), Genentech, Inc. ("Genentech"), and Chicago Mercantile Exchange Holdings Inc. ("CME"). Each is a prime example of a company well positioned to benefit from an enduring, non-cyclical trend.

SanDisk is a leading competitor among portable memory manufacturers, whose shares rose dramatically as it became increasingly clear that applications and demand for ultra-compact memory devices (e.g., picture cell phones) were expanding at a rapid rate. CME's shares rose sharply as investors became increasingly aware that this electronic exchange is at the forefront of a structural shift in how futures, options, foreign exchange and credit derivatives are traded. Genentech, a biopharmaceutical company that develops new therapies for widespread forms of cancer (i.e., breast, lung and colon), saw its stock advance on positive news about the efficacy of Avastin, a ground-breaking cancer treatment.

The gains for these and other stocks were partially diluted by losses for Lexmark International, Inc. ("Lexmark") (computer printers) and Zimmer Holdings, Inc. ("Zimmer") (replacement joint supplier). We exited Lexmark soon after learning that its major customer relationship was in jeopardy but have maintained the portfolio's exposure to Zimmer. Investors exited Zimmer's stock after the company announced that, under pressure from Europe and Japan, it would not raise product prices. In our view, the company's prospects are still encouraging, since sales volumes continue to rise.

Gary U. Rollé, CFA

Fund Manager
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Transamerica Equity

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	21.16%	(2.36)%	(1.81)%	3/1/00
Class A (POP)	14.50%	(3.46)%	(2.79)%	3/1/00
Russell 1000 Growth[1]	8.81%	(7.93)%	(8.04)%	3/1/00
S&P 500[1]	8.71%	(1.73)%	(0.62)%	3/1/00
Class B (NAV)	20.03%	(3.12)%	(2.56)%	3/1/00
Class B (POP)	15.03%	(3.31)%	(2.56)%	3/1/00
Class C (NAV)	20.05%	–	17.88%	11/11/02
Class C (POP)	19.05%	–	17.88%	11/11/02

NOTES

1  The Russell 1000 Growth (Russell 1000 Growth) Index and the Standard and Poor's 500 Composite Stock (S&P 500) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 2004, the Fund had selected the S&P 500 as its benchmark measure; however, the Russell 1000 is more appropriate for comparison to the Fund. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Transamerica Equity

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,179.50	1.34%	$7.36
Hypothetical (b)	1,000.00	1,018.45	1.34	6.82
Class B
Actual	1,000.00	1,174.30	2.18	11.95
Hypothetical (b)	1,000.00	1,014.22	2.18	11.07
Class C
Actual	1,000.00	1,175.70	2.18	11.96
Hypothetical (b)	1,000.00	1,014.22	2.18	11.07

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Transamerica Equity

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.7%)
Business Services (4.6%)
eBay, Inc. ‡	250,000	$9,900
Moody's Corp. †	139,500	7,430
Chemicals & Allied Products (6.5%)
Praxair, Inc.	235,000	11,611
Procter & Gamble Co.	230,625	12,913
Communication (2.7%)
XM Satellite Radio Holdings, Inc.–Class A ‡†	350,000	10,090
Communications Equipment (4.9%)
QUALCOMM, Inc.	465,000	18,488
Computer & Data Processing Services (6.9%)
Intuit, Inc. ‡	225,000	10,334
Microsoft Corp.	600,000	15,420
Computer & Office Equipment (7.7%)
Apple Computer, Inc. ‡	160,000	9,214
SanDisk Corp. ‡	335,000	19,728
Drug Stores & Proprietary Stores (3.3%)
Walgreen Co. †	270,000	12,266
Electronic & Other Electric Equipment (2.4%)
General Electric Co.	270,000	9,156
Engineering & Management Services (2.2%)
Jacobs Engineering Group, Inc. ‡	130,000	8,287
Hotels & Other Lodging Places (5.3%)
Marriott International, Inc.–Class A	175,000	10,434
MGM Mirage, Inc. ‡†	250,000	9,343
Industrial Machinery & Equipment (2.5%)
Caterpillar, Inc.	180,900	9,514
Insurance (4.0%)
WellPoint, Inc. ‡	200,400	14,966
Management Services (2.3%)
Paychex, Inc.	220,000	8,527
Medical Instruments & Supplies (3.2%)
Zimmer Holdings, Inc. ‡	185,000	11,797
Oil & Gas Extraction (4.5%)
Anadarko Petroleum Corp.	75,000	6,803
Schlumberger, Ltd. †	110,000	9,985
Personal Services (2.0%)
Weight Watchers International, Inc. ‡†	145,000	7,623
Petroleum Refining (1.9%)
Suncor Energy, Inc.	130,100	6,977

	Shares	Value
Pharmaceuticals (6.1%)
Allergan, Inc.	90,000	$8,037
Genentech, Inc. ‡	165,000	14,949
Printing & Publishing (3.0%)
McGraw-Hill Cos., Inc. (The)	230,300	11,271
Retail Trade (3.6%)
Staples, Inc.	600,000	13,638
Security & Commodity Brokers (8.4%)
American Express Co.	260,420	12,961
Ameriprise Financial, Inc. ‡	100,724	3,749
Chicago Mercantile Exchange Holdings, Inc. †	40,000	14,606
Transportation & Public Utilities (3.2%)
Expeditors International of Washington, Inc. †	200,000	12,134
Trucking & Warehousing (3.6%)
United Parcel Service, Inc.–Class B	185,000	13,494
Variety Stores (0.9%)
Wal-Mart Stores, Inc.	72,300	3,421
Total Common Stocks (cost: $289,239)		359,066
	Principal	Value
SECURITY LENDING COLLATERAL (13.5%)
Debt (12.5%)
Bank Notes (0.8%)
Bank of America
3.81%, due 06/07/2006 *	$1,415	$1,415
3.81%, due 08/10/2006 *	1,404	1,404
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	281	281
Certificates Of Deposit (0.9%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	1,123	1,123
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	894	894
Rabobank Nederland 4.03%, due 05/31/2006 *	1,404	1,404
Commercial Paper (2.7%)
Ciesco LLC 4.00%, due 11/03/2005	1,402	1,402
General Electric Capital Corp. 3.96%, due 12/05/2005	1,123	1,123
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	1,120	1,120
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	1,112	1,112
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	842	842

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Transamerica Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Ranger Funding Co. LLC–144A
3.99%, due 11/15/2005	$836	$836
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	842	842
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	1,399 1,394	1,399 1,394
Euro Dollar Overnight (2.9%)
Bank of Montreal 3.79%, due 11/01/2005	842	842
Barclays 3.80%, due 11/04/2005	1,123	1,123
BNP Paribas 3.83%, due 11/02/2005	1,685	1,685
Deutsche Bank 3.80%, due 11/02/2005	2,808	2,808
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	842	842
Royal Bank of Scotland 3.76%, due 11/01/2005	1,123	1,123
Svenska Handlesbanken 4.03%, due 11/01/2005	1,446	1,446
UBS AG 3.80%, due 11/03/2005	1,123	1,123
Euro Dollar Terms (1.1%)
Royal Bank of Scotland 4.00%, due 12/12/2005	1,123	1,123
UBS AG 4.02%, due 12/01/2005	1,123	1,123
Wells Fargo 3.96%, due 11/14/2005	1,685	1,685
Promissory Notes (0.3%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	1,179	1,179

	Principal	Value
Repurchase Agreements (3.8%) ††
Credit Suisse First Boston Corp.
4.10%, dated 10/31/2005 to be
repurchased at $1,914 on 11/01/2005	$1,913	$1,913
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $4,774 on 11/01/2005	4,773	4,773
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $132 on 11/01/2005	132	132
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $5,616 on 11/01/2005	5,615	5,615
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $1,683 on 11/01/2005	1,683	1,683
	Shares	Value
Investment Companies (1.0%)
Money Market Funds (1.0%)
American Beacon Fund 1-day yield of 3.81%	1,210,586	$1,211
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	1,123,059	1,123
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	174,936	175
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	1,110,647	1,111
Total Security Lending Collateral (cost: $50,429)		50,429
Total Investment Securities (cost: $339,668)		$409,495
SUMMARY:
Investment securities, at value	109.2%	$409,495
Liabilities in excess of other assets	(9.2)%	(34,339)
Net assets	100.0%	$375,156

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $49,147.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $14,400, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $4,752 or 1.3% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Transamerica Equity

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $339,668) (including securities loaned of $49,147)	$409,495
Cash	32,196
Receivables:
Shares of beneficial interest sold	1,721
Interest	61
Dividends	158
Other	25
443,656
Liabilities:
Investment securities purchased	17,294
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	234
Management and advisory fees	230
Distribution and service fees	146
Transfer agent fees	81
Administration fees	6
Payable for collateral for securities on loan	50,429
Other	80
68,500
Net Assets	$375,156
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$417,643
Undistributed net investment income (loss)	22
Accumulated net realized gain (loss) from investment securities	(112,334)
Net unrealized appreciation (depreciation) on investment securities	69,825
Net Assets	$375,156
Net Assets by Class:
Class A	$301,635
Class B	49,865
Class C	23,656
Shares Outstanding:
Class A	34,013
Class B	5,873
Class C	2,783
Net Asset Value Per Share:
Class A	$8.87
Class B	8.49
Class C	8.50
Maximum Offering Price Per Share (a):
Class A	$9.39

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$135
Dividends (net of withholding taxes on foreign dividends of $1)	3,259
Income from loaned securities–net	37
3,431
Expenses:
Management and advisory fees	2,324
Distribution and service fees:
Class A	827
Class B	488
Class C	231
Transfer agent fees:
Class A	355
Class B	358
Class C	101
Printing and shareholder reports	156
Custody fees	33
Administration fees	59
Legal fees	20
Audit fees	20
Trustees fees	14
Registration fees:
Class A	20
Class B	10
Class C	4
Other	2
Total expenses	5,022
Less:
Reimbursement of class expenses:
Class B	(211)
Class C	(30)
Total reimbursed expenses	(241)
Net expenses	4,781
Net Investment Income (Loss)	(1,350)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	12,626
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	45,449
Net Gain (Loss) on Investment Securities	58,075
Net Increase (Decrease) in Net Assets Resulting from Operations	$56,725

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Transamerica Equity

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(1,350)	$(1,454)
Net realized gain (loss) from investment securities	12,626	13,061
Net unrealized appreciation (depreciation) on investment securities	45,449	(5,046)
	56,725	6,561
Distributions to Shareholders:
From net realized gains:
Class A	(3,512)	–
Class B	(861)	–
Class C	(391)	–
	(4,764)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	100,539	60,100
Class B	5,207	3,345
Class C	3,999	4,567
Class C2	–	281
Class M	–	197
	109,745	68,490
Proceeds from fund acquisition:
Class A	–	62,968
Class B	–	45,759
Class C	–	899
Class C2	–	6,690
Class M	–	8,963
	–	125,279
Dividends and distributions reinvested:
Class A	3,494	–
Class B	840	–
Class C	363	–
	4,697	–
Cost of shares redeemed:
Class A	(20,013)	(9,235)
Class B	(11,503)	(5,696)
Class C	(6,318)	(1,786)
Class C2	–	(302)
Class M	–	(741)
	(37,834)	(17,760)
Class level exchanges:
Class C	–	16,496
Class C2	–	(7,469)
Class M	–	(9,027)
	–	–
Automatic conversions:
Class A	644	327
Class B	(644)	(327)
	–	–
	76,608	176,009
Net increase (decrease) in net assets	128,569	182,570
Net Assets:
Beginning of year	246,587	64,017
End of year	$375,156	$246,587
Undistributed Net Investment Income (Loss)	$22	$(19)

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	12,215	8,273
Class B	665	475
Class C	517	650
Class C2	–	40
Class M	–	28
	13,397	9,466
Shares issued on fund acquisition:
Class A	–	8,474
Class B	–	6,356
Class C	–	125
Class C2	–	929
Class M	–	1,238
	–	17,122
Shares issued–reinvested from distributions:
Class A	434	–
Class B	108	–
Class C	46	–
	588	–
Shares redeemed:
Class A	(2,485)	(1,268)
Class B	(1,484)	(809)
Class C	(811)	(254)
Class C2	–	(43)
Class M	–	(105)
	(4,780)	(2,479)
Class level exchanges:
Class C	–	2,295
Class C2	–	(1,035)
Class M	–	(1,254)
	–	6
Automatic conversions:
Class A	80	34
Class B	(83)	(46)
	(3)	(12)
Net increase (decrease) in shares outstanding:
Class A	10,244	15,513
Class B	(794)	5,976
Class C	(248)	2,816
Class C2	–	(109)
Class M	–	(93)
	9,202	24,103

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Transamerica Equity

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$7.44	$(0.02)	$1.58	$1.56	$–	$(0.13)	$(0.13)	$8.87
	10/31/2004	6.86	(0.07)	0.65	0.58	–	–	–	7.44
	10/31/2003	5.52	(0.05)	1.39	1.34	–	–	–	6.86
	10/31/2002	6.38	(0.07)	(0.79)	(0.86)	–	–	–	5.52
	10/31/2001	10.16	(0.10)	(3.68)	(3.78)	–	–	–	6.38
Class B	10/31/2005	7.19	(0.08)	1.51	1.43	–	(0.13)	(0.13)	8.49
	10/31/2004	6.68	(0.11)	0.62	0.51	–	–	–	7.19
	10/31/2003	5.40	(0.09)	1.37	1.28	–	–	–	6.68
	10/31/2002	6.29	(0.12)	(0.77)	(0.89)	–	–	–	5.40
	10/31/2001	10.12	(0.16)	(3.67)	(3.83)	–	–	–	6.29
Class C	10/31/2005	7.20	(0.08)	1.51	1.43	–	(0.13)	(0.13)	8.50
	10/31/2004	6.68	(0.11)	0.63	0.52	–	–	–	7.20
	10/31/2003	5.30	(0.09)	1.47	1.38	–	–	–	6.68

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	21.16%	$301,635	1.36%	1.36%	(0.27)%	39%
	10/31/2004	8.45	176,851	1.50	1.50	(0.90)	97
	10/31/2003	24.28	56,618	1.56	1.56	(0.87)	55
	10/31/2002	(13.50)	25,127	1.74	2.32	(1.19)	19
	10/31/2001	(37.20)	2,750	1.55	2.75	(1.15)	42
Class B	10/31/2005	20.03	49,865	2.18	2.61	(0.99)	39
	10/31/2004	7.68	47,928	2.20	2.72	(1.62)	97
	10/31/2003	23.70	4,613	2.21	2.21	(1.52)	55
	10/31/2002	(14.22)	2,732	2.39	2.98	(1.84)	19
	10/31/2001	(37.78)	3,070	2.20	3.40	(1.80)	42
Class C	10/31/2005	20.05	23,656	2.18	2.31	(1.00)	39
	10/31/2004	7.78	21,808	2.20	2.55	(1.63)	97
	10/31/2003	26.04	1,435	2.21	2.21	(1.52)	55

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Equity commenced operations on March 1, 2000. The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Equity (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

On May 28, 2004, the Fund acquired all of the net assets of TA IDEX Alger Aggressive Growth pursuant to a plan of reorganization. TA IDEX Transamerica Equity is the accounting survivor. The acquisition was accomplished by a tax free exchange of 17,122 shares of the Fund for 6,508 shares of TA IDEX Alger Aggressive Growth outstanding on May 27, 2004. TA IDEX Alger Aggressive Growth's net assets at that date, $125,279, including $17,570 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Transamerica Equity immediately before the acquisition was $86,465, the combined net assets of the Fund immediately after the acquisition was $211,744. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	8,474	$62,968
Class B	6,356	45,759
Class C	125	899
Class C2	929	6,690
Class M	1,238	8,963
		$125,279

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, Investors Bank & Trust Company ("IBT"), receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Recaptured commissions during the year ended October 31, 2005, of $24 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $16, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule represents the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$11,133	2.97%
TA IDEX Asset Allocation– Growth Portfolio	81,025	21.60%
TA IDEX Asset Allocation– Moderate Growth Portfolio	95,423	25.44%
TA IDEX Asset Allocation– Moderate Portfolio	44,187	11.78%
Total	$231,768	61.79%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

From November 1, 2004 to December 31, 2004:

0.775% of the first $500 million of ANA

0.70% of ANA over $500 million

From January 1, 2005 on:

0.75% of the first $500 million of ANA

0.70% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

From November 1, 2004 to December 31, 2004:

1.20% Expense Limit

From January 1, 2005 on:

1.175% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$442
Retained by Underwriter	23
Contingent Deferred Sales Charge	90

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $727 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $25.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$167,313
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	117,035
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(1,391)
Undistributed net investment income (loss)	1,391

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$67,350	October 31, 2008
48,961	October 31, 2009

The capital loss carryforward utilized during the year ended October 31, 2005 was $7,898.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$–
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	–
Long-term Capital Gain	4,764

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$4,411
Capital Loss Carryforward	$(116,311)
Net Unrealized Appreciation (Depreciation)	$69,430	*

*Amount includes unrealized appreciation (depreciation) from deferred compensation.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Transamerica Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.–(continued)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$340,063
Unrealized Appreciation	$71,633
Unrealized (Depreciation)	(2,201)
Net Unrealized Appreciation (Depreciation)	$69,432

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Equity (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Transamerica Equity

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $4,764 for the year ended October 31, 2005.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Transamerica Flexible Income

MARKET ENVIRONMENT

The Lehman Brothers U.S. Government/Credit Index ("LBGC") advanced 0.83% during this twelve month period as yields on short-term securities rose more rapidly than long-term yields.

With the U.S. economic recovery on solid ground, the Federal Reserve Board ("Fed") adhered to a policy of returning rates, which had reached historically low levels in mid-2004, to what is widely considered a "normal" or "neutral" level (i.e., 4% to 4.5% for the federal funds rate). In a series of eight 0.25% rate increases, the Fed lifted the federal funds rate from 1.75% to 3.75% during the period. Yields on shorter-term securities, which are highly sensitive to the Fed's actions, followed suit, with two-year Treasury yields rising by about 1.80%.

For most of the period, longer-term yields, which are more sensitive to inflation levels than to Fed activities, hovered between 4.00% and 4.50% (for 10-year Treasuries) as investors remained confident in the economic expansion and unconcerned about inflation, despite an up tick in energy prices. Investor sentiment turned cautious, however, when late-summer hurricanes shut down most Gulf Coast oil and natural gas refineries and energy prices surged. As government data pointed to more signs of inflationary pressures, including higher energy costs that are being passed along to consumers, long-term yields rose modestly.

In the corporate bond market, investors worried that companies might deploy growing cash balances in ways that favor shareholders but can be detrimental to corporate creditworthiness. As this so-called "event risk" was widely priced into corporate bonds, credit spreads, or the gap between corporate and Treasury yields, widened so that corporate bonds, especially lower-rated bonds, underperformed Treasuries.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Transamerica Flexible Income, Class A returned 0.47%. By comparison its benchmark, the LBGC, returned 0.83%.

STRATEGY REVIEW

We attribute the portfolio's results to a "barbell" quality strategy adopted during the period. Previously, we had maintained an average credit quality for the portfolio of BBB (the lowest investment-grade category), emphasizing BBB securities augmented by high-yield bonds and a small allocation to convertible securities. In a low-rate environment with corporate credit quality improving, the higher risk associated with this positioning was more than outweighed by the additional yield. However, as the reporting period progressed, we recognized that corporate bonds were coming under increasing pressure and opted to shift a portion of the portfolio's assets to U.S. Treasury securities, raising the overall portfolio quality to A. The Treasury securities helped to protect the portfolio from principal erosion in a volatile, rising-rate environment, while the BBB and high-yield corporates and convertible bonds continued to provide a steady and attractive level of current income.

Within the corporate bond sector, we were careful to underweight the automobile sector, which was plagued by sales-, labor- and benefits-related issues, while overweighting the strongly performing energy sector.

Although the portfolio experienced no major losses during the period, the positive impact of our energy focus was partially offset by price declines in high-yield bonds from Landry's Restaurants, Inc. ("Landry's"), an owner/operator of several middle-class restaurant chains. Like many retail companies, Landry's securities suffered as investors questioned how persistently high energy prices will impact consumer spending.

Peter O. Lopez

Heidi Y. Hu, CFA

Brian Westhoff

Co-Fund Managers
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Transamerica Flexible Income

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	0.47%	5.95%	6.15%	7.15%	6/29/87
Class A (POP)	(4.30)%	4.93%	5.63%	6.86%	6/29/87
LBGC[1]	0.83%	6.57%	6.35%	7.76%	6/29/87
Class B (NAV)	(0.36)%	5.22%	5.43%	5.55%	10/1/95
Class B (POP)	(5.17)%	5.05%	5.43%	5.55%	10/1/95
Class C (NAV)	(0.40)%	–	–	3.26%	11/11/02
Class C (POP)	(1.36)%	–	–	3.26%	11/11/02
Class I (NAV)	–	–	–	0.85%	11/8/04

NOTES

1  The Lehman Brothers U.S. Government/Credit (LBGC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Transamerica Flexible Income

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,009.70	1.26%	$6.38
Hypothetical (b)	1,000.00	1,018.85	1.26	6.41
Class B
Actual	1,000.00	1,004.30	2.22	11.22
Hypothetical (b)	1,000.00	1,014.01	2.22	11.27
Class C
Actual	1,000.00	1,004.90	2.10	10.61
Hypothetical (b)	1,000.00	1,014.62	2.10	10.66
Class I
Actual	1,000.00	1,011.90	0.84	4.26
Hypothetical (b)	1,000.00	1,020.97	0.84	4.28

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2005

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

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TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (24.5%)
U.S. Treasury Note
2.50%, due 10/31/2006	$12,800	$12,569
3.50%, due 05/31/2007 † 3.75%, due 05/15/2008 † 3.38%, due 10/15/2009 † 3.50%, due 02/15/2010 3.63%, due 06/15/2010 † 4.13%, due 08/15/2010 † 4.00%, due 02/15/2015 † 4.13%, due 05/15/2015 †	13,000 4,000 17,400 5,000 6,500 4,300 3,700 2,875	12,826 3,937 16,726 4,812 6,272 4,235 3,538 2,774
U.S. Treasury STRIPS Zero coupon, due 05/15/2030	16,000	4,960
Total U.S. Government Obligations (cost: $74,195)		72,649
ASSET-BACKED SECURITIES (3.0%)
MBNA Credit Card Master Note Trust, Series 2003-A6 Cl A6 2.75%, due 10/15/2010	9,360	8,909
Total Asset-Backed Securities (cost: $8,973)		8,909
CORPORATE DEBT SECURITIES (67.0%)
Aerospace (2.0%)
Boeing Co. (The) 8.75%, due 08/15/2021	2,500	3,344
Bombardier, Inc.–144A 6.75%, due 05/01/2012 †	2,000	1,810
Vought Aircraft Industries, Inc. 8.00%, due 07/15/2011	1,000	945
Agriculture (1.3%)
Dole Food Co., Inc. 8.63%, due 05/01/2009	1,200	1,240
Michael Foods, Inc. 8.00%, due 11/15/2013	2,575	2,614
Amusement & Recreation Services (1.0%)
Boyd Gaming Corp. 6.75%, due 04/15/2014 †	2,500	2,466
Speedway Motorsports, Inc. 6.75%, due 06/01/2013	500	511
Automotive (0.8%)
DaimlerChrysler NA Holding Corp. 8.50%, due 01/18/2031	2,000	2,347
Beer, Wine & Distilled Beverages (0.6%)
Foster's Finance Corp.–144A 5.88%, due 06/15/2035	1,725	1,650

	Principal	Value
Beverages (0.3%)
Cia Brasileira de Bebidas
8.75%, due 09/15/2013	$750	$877
Business Credit Institutions (0.7%)
ChevronTexaco Capital Co. 3.50%, due 09/17/2007	1,035	1,013
Pemex Finance, Ltd. 9.03%, due 02/15/2011	850	938
Chemicals & Allied Products (2.8%)
Cytec Industries, Inc. 6.00%, due 10/01/2015	3,000	2,843
ICI Wilmington, Inc. 4.38%, due 12/01/2008	3,000	2,932
Lubrizol Corp. 5.50%, due 10/01/2014	2,500	2,464
Commercial Banks (5.0%)
Barclays Bank PLC 6.28%, due 12/15/2034 (a)	3,000	2,844
Citizens Banking Corp. 5.75%, due 02/01/2013	75	77
Compass Bank 5.50%, due 04/01/2020	3,000	2,954
Royal Bank of Scotland Group PLC 7.65%, due 08/29/2049 (b)	2,000	2,349
Sumitomo Mitsui Banking–144A 5.63%, due 07/15/2049 (c)	3,965	3,878
US Bank NA 3.75%, due 02/06/2009	3,000	2,893
Communication (0.6%)
Comcast Corp. 4.95%, due 06/15/2016	1,000	929
COX Communications, Inc. 6.75%, due 03/15/2011	714	749
Communications Equipment (0.3%)
Inmarsat Finance PLC 0.00%, due 11/15/2012 (d)	1,000	817
Department Stores (2.8%)
JC Penney Co., Inc. 6.88%, due 10/15/2015	2,000	2,084
May Department Stores Co. (The) 8.50%, due 06/01/2019	2,500	3,017
Neiman-Marcus Group, Inc.–144A 9.00%, due 10/15/2015	2,150	2,112
10.38%, due 10/15/2015	1,000	965

The notes to the financial statements are an integral part of this report.

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Electric Services (2.9%)
AES Gener SA
7.50%, due 03/25/2014 †	$2,000	$1,999
DPL, Inc. 8.25%, due 03/01/2007	1,059	1,101
FPL Group Capital, Inc. 4.09%, due 02/16/2007	2,000	1,982
PSEG Funding Trust 5.38%, due 11/16/2007	1,250	1,255
Southwestern Public Service Co., Series B 5.13%, due 11/01/2006	500	501
Texas Utilities Corp. 6.38%, due 06/15/2006	1,625	1,637
Electric, Gas & Sanitary Services (0.0%)
Public Service Co. of Colorado, Series A 6.88%, due 07/15/2009	100	106
Finance (0.3%)
American Real Estate Partners, LP 8.13%, due 06/01/2012	1,000	1,027
Food & Kindred Products (2.0%)
ConAgra Foods, Inc. 9.75%, due 03/01/2021	1,900	2,510
Tyson Foods, Inc. 8.25%, due 10/01/2011	3,000	3,383
Food Stores (2.2%)
Albertson's, Inc., Note 7.25%, due 05/01/2013	1,500	1,426
Safeway, Inc. 6.50%, due 03/01/2011	3,005	3,087
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012	2,000	1,955
Gas Production & Distribution (0.9%)
Dynegy Holdings, Inc.–144A 9.88%, due 07/15/2010	1,000	1,075
Pacific Energy Partners, LP / Pacific Energy Finance Corp. 7.13%, due 06/15/2014	1,500	1,560
Holding & Other Investment Offices (3.4%)
EOP Operating, LP 8.38%, due 03/15/2006	2,150	2,179
Hutchison Whampoa International, Ltd.–144A 5.45%, due 11/24/2010 7.45%, due 11/24/2033	475 2,500	478 2,775
Noble Group, Ltd.–144A 6.63%, due 03/17/2015	2,000	1,811
Raytheon Co. 3.50%, due 05/15/2006	5,500	2,779

	Principal	Value
Hotels & Other Lodging Places (5.4%)
Circus Circus Enterprises, Inc.
7.63%, due 07/15/2013 †	$2,000	$2,055
Host Marriott, LP 7.13%, due 11/01/2013	2,000	2,028
Intrawest Corp. 7.50%, due 10/15/2013	3,500	3,561
Starwood Hotels & Resorts, Inc. 6.75%, due 11/15/2005	4,335	4,335
Station Casinos, Inc. 6.88%, due 03/01/2016	2,000	2,015
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.63%, due 12/01/2014	2,000	1,905
Industrial Machinery & Equipment (3.0%)
Case New Holland, Inc. 9.25%, due 08/01/2011	2,000	2,105
Cummins Engine Co., Inc. 5.65%, due 03/01/2098	2,000	1,440
Gardner Denver, Inc.–144A 8.00%, due 05/01/2013	1,000	1,040
Goodman Global Holding Co., Inc.–144A 7.88%, due 12/15/2012 †	1,545	1,452
John Deere Capital Corp. 3.90%, due 01/15/2008	3,000	2,940
Insurance (1.4%)
Boardwalk Pipelines LLC, Note 5.50%, due 02/01/2017	2,800	2,740
First American Capital Trust I 8.50%, due 04/15/2012	125	139
Wellpoint Health Networks, Inc. 6.38%, due 06/15/2006	1,185	1,197
Metal Mining (1.1%)
Barrick Gold Finance, Inc. 7.50%, due 05/01/2007	2,000	2,074
Phelps Dodge Corp. 9.50%, due 06/01/2031	847	1,147
Mortgage Bankers & Brokers (2.3%)
Countrywide Home Loans, Inc. 5.50%, due 08/01/2006	2,500	2,515
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp. 9.63%, due 06/15/2014	1,300	1,430
Innophos Investments Holdings, Inc.–144A 11.79%, due 02/15/2015 *	2,087	1,985
Virgin River Casino Corp.–144A 9.00%, due 01/15/2012	1,000	1,030

The notes to the financial statements are an integral part of this report.

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Motion Pictures (1.1%)
Time Warner, Inc.
7.63%, due 04/15/2031	$3,000	$3,383
Oil & Gas Extraction (2.9%)
Chesapeake Energy Corp. 6.38%, due 06/15/2015	1,000	983
El Paso CGP Co. 7.63%, due 09/01/2008	2,000	2,015
Gazprom International SA–144A 7.20%, due 02/01/2020	1,000	1,064
Husky Oil, Ltd. 8.90%, due 08/15/2028 (e)	1,420	1,527
Nexen, Inc. 5.88%, due 03/10/2035	3,310	3,150
Paper & Allied Products (0.3%)
Graphic Packaging International Corp. 9.50%, due 08/15/2013	1,000	898
Paperboard Containers & Boxes (0.3%)
Graham Packaging Co., Inc. 9.88%, due 10/15/2014	1,000	935
Petroleum Refining (2.6%)
Enterprise Products Operating, LP, Series B 5.60%, due 10/15/2014	1,500	1,472
Premcor Refining Group (The), Inc. 9.25%, due 02/01/2010	2,500	2,697
Valero Energy Corp. 7.50%, due 04/15/2032	3,000	3,539
Primary Metal Industries (1.9%)
Alcoa, Inc. 4.25%, due 08/15/2007	2,750	2,726
Noranda, Inc. 6.00%, due 10/15/2015	2,000	1,999
Novelis, Inc.–144A 7.25%, due 02/15/2015	1,000	913
Printing & Publishing (1.0%)
News America Holdings, Inc. 7.75%, due 12/01/2045	2,700	3,047
Radio & Television Broadcasting (2.5%)
Chancellor Media Corp. 8.00%, due 11/01/2008	3,275	3,489
Grupo Televisa SA, Senior Note 6.63%, due 03/18/2025	2,000	1,952
Sirius Satellite Radio, Inc.–144A 9.63%, due 08/01/2013 †	2,000	1,893

	Principal	Value
Restaurants (1.7%)
Brinker International, Inc.
5.75%, due 06/01/2014	$3,000	$3,038
Landry's Restaurants, Inc., Series B 7.50%, due 12/15/2014	2,000	1,840
Yum! Brands, Inc. 7.70%, due 07/01/2012	85	96
Savings Institutions (0.6%)
Washington Mutual Bank FA 5.13%, due 01/15/2015	2,000	1,939
Security & Commodity Brokers (3.3%)
American Real Estate Partners, LP/American Real Estate Finance Corp.–144A 7.13%, due 02/15/2013	1,000	973
E*Trade Financial Corp. 8.00%, due 06/15/2011	1,500	1,523
Goldman Sachs Group, Inc. 6.35%, due 02/15/2034	1,975	1,980
Residential Capital Corp.–144A 6.38%, due 06/30/2010	5,293	5,376
Stone, Clay & Glass Products (0.3%)
Owens Brockway Glass Container, Inc. 6.75%, due 12/01/2014	1,000	940
Telecommunications (3.4%)
America Movil SA de CV 5.50%, due 03/01/2014	3,000	2,904
MCI, Inc. 5.91%, due 05/01/2007	1,500	1,515
Mountain States Telephone & Telegraph 7.38%, due 05/01/2030	1,000	908
Northwestern Bell Telephone 7.75%, due 05/01/2030	1,235	1,161
Rogers Wireless Communications, Inc. 7.00%, due 12/15/2010 *	1,000	1,035
Sprint Capital Corp. 7.13%, due 01/30/2006	2,500	2,515
Water Transportation (0.7%)
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	2,000	2,230
Wholesale Trade Nondurable Goods (1.3%)
Domino's, Inc. 8.25%, due 07/01/2011	1,750	1,811
Unilever Capital Corp. 6.88%, due 11/01/2005	2,000	2,000
Total Corporate Debt Securities (cost: $205,111)		198,887

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
CONVERTIBLE BOND (1.8%)
Aerospace (0.3%)
Armor Holdings, Inc.
2.00%, due 11/01/2024 (f)	$1,000	$1,026
Computer & Data Processing Services (0.3%)
Overstock.com, Inc. 3.75%, due 12/01/2011 †	1,000	774
Computer & Office Equipment (0.4%)
Scientific Games Corp.–144A 0.75%, due 12/01/2024	1,000	1,147
Oil & Gas Extraction (0.5%)
Halliburton Co. 3.13%, due 07/15/2023	500	826
Schlumberger, Ltd., Series B 2.13%, due 06/01/2023	500	628
Radio, Television & Computer Stores (0.3%)
Guitar Center, Inc. 4.00%, due 07/15/2013	600	928
Total Convertible Bond (cost: $5,387)		5,329
	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.1%)
Business Credit Institutions (0.1%)
Sovereign Capital Trust II	9,500	$424
Total Convertible Preferred Stocks (cost: $475)		424
PREFERRED STOCKS (1.8%)
Holding & Other Investment Offices (0.6%)
Saul Centers, Inc.	1,850	47
Tanger Factory Outlet Centers Preferred, REIT ‡	66,666	1,667
Telecommunications (1.2%)
Centaur Funding Corp.–144A	2,750	3,534
Total Preferred Stocks (cost: $5,277)		5,248
COMMON STOCKS (0.0%)
Telecommunications (0.0%)
Versatel Telecom International NV Warrants, Expires 5/15/2008 ‡m	75	– ☐
Total Common Stocks (cost: $–)☐		– ☐
	Principal	Value
SECURITY LENDING COLLATERAL (17.5%)
Debt (16.3%)
Bank Notes (1.1%)
Bank of America
3.81%, due 06/07/2006 *	$1,462	$1,462
3.81%, due 08/10/2006 *	1,450	1,450
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	290	290

	Principal	Value
Certificates Of Deposit (1.2%)
Canadian Imperial Bank of Commerce
4.07%, due 11/04/2005 *	$1,160	$1,160
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	923	923
Rabobank Nederland 4.03%, due 05/31/2006 *	1,450	1,450
Commercial Paper (3.5%)
Ciesco LLC 4.00%, due 11/03/2005	1,449	1,449
General Electric Capital Corp. 3.96%, due 12/05/2005	1,160	1,160
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	1,157	1,157
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	1,149	1,149
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	870	870
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	864	864
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	870	870
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	1,446 1,441	1,446 1,441
Euro Dollar Overnight (3.8%)
Bank of Montreal 3.79%, due 11/01/2005	870	870
Barclays 3.80%, due 11/04/2005	1,160	1,160
BNP Paribas 3.83%, due 11/02/2005	1,741	1,741
Deutsche Bank 3.80%, due 11/02/2005	2,901	2,901
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	870	870
Royal Bank of Scotland 3.76%, due 11/01/2005	1,160	1,160
Svenska Handlesbanken 4.03%, due 11/01/2005	1,494	1,494
UBS AG 3.80%, due 11/03/2005	1,160	1,160
Euro Dollar Terms (1.4%)
Royal Bank of Scotland 4.00%, due 12/12/2005	1,160	1,160
UBS AG 4.02%, due 12/01/2005	1,160	1,160
Wells Fargo 3.96%, due 11/14/2005	1,741	1,741

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Promissory Notes (0.4%)
Goldman Sachs Group, Inc.
4.02%, due 12/28/2005	$1,218	$1,218
Repurchase Agreements (4.9%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $1,977 on 11/01/2005	1,977	1,977
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $4,932 on 11/01/2005	4,931	4,931
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $137 on 11/01/2005	137	137
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $5,802 on 11/01/2005	5,802	5,802
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $1,739 on 11/01/2005	1,739	1,739

	Shares	Value
Investment Companies (1.2%)
Money Market Funds (1.2%)
American Beacon Fund
1-day yield of 3.81%	1,250,758	$1,251
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	1,160,326	1,160
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	180,741	181
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	1,147,502	1,148
Total Security Lending Collateral (cost: $52,102)		52,102
Total Investment Securities (cost: $351,520)		$343,548
SUMMARY:
Investment securities, at value	115.7%	$343,548
Liabilities in excess of other assets	(15.7)%	(46,637)
Net assets	100.0%	$296,911

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $50,899.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

(a)  Barclays Bank PLC has a fixed coupon rate of 6.28% until 12/15/2034, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 155BP, if not called.

(b)  Royal Bank of Scotland Group PLC has a fixed coupon rate of 7.65% until 09/30/2031, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 250BP, if not called.

(c)  Sumitomo Matsui Banking–144A has a fixed coupon rate of 5.63% until 10/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 255BP, if not called.

(d)  Inmarsat Finance PLC has a coupon rate of 0.00% until 11/15/2008, thereafter the coupon rate will be 10.38%.

(e)  Husky Oil, Ltd. has a fixed coupon rate of 8.90% until 8/15/2008, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 550BP, if not called.

(f)  Armor Holding, Inc. has a coupon rate of 2.00% until 11/01/2011, thereafter the coupon rate will be 0.00%.

‡  Non-income producing.

☐  Value is less than $1.

††  Cash collateral for the Repurchase Agreements, valued at $14,877, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

m  Securities valued as determined in good faith in accordance with procedure established by the Fund's Board of Trustees.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $41,871 or 14.1% of the net assets of the Fund.

REIT  Real Estate Investment Trust

STRIPS  Separate Trading of Registered Interest and Principal of Securities

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Flexible Income

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $351,520) (including securities loaned of $50,899)	$343,548
Cash	1,551
Receivables:
Investment securities sold	2,725
Shares of beneficial interest sold	22
Interest	4,178
Dividend reclaims receivable	3
Other	13
352,040
Liabilities:
Investment securities purchased	2,560
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	115
Management and advisory fees	195
Distribution and service fees	81
Transfer agent fees	19
Administration fees	5
Payable for collateral for securities on loan	52,102
Other	52
55,129
Net Assets	$296,911
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$305,904
Accumulated net investment income (loss)	(6)
Accumulated net realized gain (loss) from investment securities	(1,014)
Net unrealized appreciation (depreciation) on investment securities	(7,973)
Net Assets	$296,911
Net Assets by Class:
Class A	$140,203
Class B	32,560
Class C	13,439
Class I	110,709
Shares Outstanding:
Class A	15,062
Class B	3,494
Class C	1,446
Class I	11,844
Net Asset Value Per Share:
Class A	$9.31
Class B	9.32
Class C	9.30
Class I	9.35
Maximum Offering Price Per Share (a):
Class A	$9.77

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$14,315
Dividends (net of withholding taxes on foreign dividends of $5)	435
Income from loaned securities–net	124
14,874
Expenses:
Management and advisory fees	2,060
Distribution and service fees:
Class A	439
Class B	390
Class C	159
Transfer agent fees:
Class A	59
Class B	83
Class C	33
Class I	– (b)
Printing and shareholder reports	35
Custody fees	34
Administration fees	52
Legal fees	17
Audit fees	18
Trustees fees	11
Registration fees:
Class A	21
Class B	12
Class C	11
Class I	5
Other	3
Total expenses	3,442
Net Investment Income (Loss)	11,432
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	(1,014)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(9,400)
Net Gain (Loss) on Investment Securities	(10,414)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,018

(b)  Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Transamerica Flexible Income

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$11,432	$6,454
Net realized gain (loss) from investment securities	(1,014)	6,618
Net unrealized appreciation (depreciation) on investment securities	(9,400)	(4,963)
	1,018	8,109
Distributions to Shareholders:
From net investment income:
Class A	(5,489)	(3,599)
Class B	(1,327)	(1,963)
Class C	(552)	(364)
Class C2	–	(212)
Class M	–	(348)
Class I	(4,070)	–
	(11,438)	(6,486)
From net realized gains:
Class A	–	(5,266)
Class B	–	(3,484)
Class C	–	(374)
Class C2	–	(586)
Class M	–	(655)
	–	(10,365)
Capital Share Transactions:
Proceeds from shares sold:
Class A	67,541	7,550
Class B	1,674	4,072
Class C	1,976	1,036
Class C2	–	679
Class M	–	218
Class I	110,068	–
	181,259	13,555
Dividends and distributions reinvested:
Class A	5,355	8,515
Class B	1,061	4,363
Class C	455	537
Class C2	–	629
Class M	–	931
Class I	4,070	–
	10,941	14,975
Cost of shares redeemed:
Class A	(7,985)	(19,408)
Class B	(14,023)	(29,607)
Class C	(8,075)	(6,101)
Class C2	–	(7,240)
Class M	–	(4,561)
	(30,083)	(66,917)
Class level exchanges:
Class C	–	15,979
Class C2	–	(7,462)
Class M	–	(8,517)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$82	$–
Class B	(82)	–
	–	–
	162,117	(38,387)
Net increase (decrease) in net assets	151,697	(47,129)
Net Assets:
Beginning of year	145,214	192,343
End of year	$296,911	$145,214
Accumulated Net Investment Income (Loss)	$(6)	$(5)
Share Activity:
Shares issued:
Class A	7,039	761
Class B	175	411
Class C	207	107
Class C2	–	68
Class M	–	22
Class I	11,417	–
	18,838	1,369
Shares issued–reinvested from distributions:
Class A	563	889
Class B	111	455
Class C	48	56
Class C2	–	65
Class M	–	98
Class I	427	–
	1,149	1,563
Shares redeemed:
Class A	(835)	(1,972)
Class B	(1,467)	(2,995)
Class C	(845)	(622)
Class C2	–	(718)
Class M	–	(464)
	(3,147)	(6,771)
Class level exchanges:
Class C	–	1,693
Class C2	–	(806)
Class M	–	(887)
	–	–
Automatic conversions:
Class A	9	–
Class B	(9)	–
	–	–
Net increase (decrease) in shares outstanding:
Class A	6,776	(322)
Class B	(1,190)	(2,129)
Class C	(590)	1,234
Class C2	–	(1,391)
Class M	–	(1,231)
Class I	11,844	–
	16,840	(3,839)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Transamerica Flexible Income

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$9.68	$0.41	$(0.36)	$0.05	$(0.42)	$–	$(0.42)	$9.31
	10/31/2004	10.21	0.41	0.11	0.52	(0.42)	(0.63)	(1.05)	9.68
	10/31/2003	9.94	0.36	0.27	0.63	(0.36)	–	(0.36)	10.21
	10/31/2002	9.99	0.40	0.02	0.42	(0.41)	(0.06)	(0.47)	9.94
	10/31/2001	9.26	0.47	0.71	1.18	(0.45)	–	(0.45)	9.99
Class B	10/31/2005	9.68	0.34	(0.37)	(0.03)	(0.33)	–	(0.33)	9.32
	10/31/2004	10.20	0.35	0.12	0.47	(0.36)	(0.63)	(0.99)	9.68
	10/31/2003	9.94	0.30	0.25	0.55	(0.29)	–	(0.29)	10.20
	10/31/2002	9.99	0.34	0.02	0.36	(0.35)	(0.06)	(0.41)	9.94
	10/31/2001	9.26	0.37	0.74	1.11	(0.38)	–	(0.38)	9.99
Class C	10/31/2005	9.67	0.33	(0.37)	(0.04)	(0.33)	–	(0.33)	9.30
	10/31/2004	10.20	0.36	0.10	0.46	(0.36)	(0.63)	(0.99)	9.67
	10/31/2003	9.98	0.29	0.22	0.51	(0.29)	–	(0.29)	10.20
Class I	10/31/2005	9.68	0.44	(0.36)	0.08	(0.41)	–	(0.41)	9.35

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	0.47%	$140,203	1.25%	1.25%	4.33%	58%
	10/31/2004	5.72	80,201	1.43	1.43	4.25	169
	10/31/2003	6.39	87,898	1.49	1.50	3.56	164
	10/31/2002	4.45	61,815	1.62	1.65	4.23	245
	10/31/2001	13.14	29,600	1.68	1.70	4.84	315
Class B	10/31/2005	(0.36)	32,560	2.08	2.08	3.50	58
	10/31/2004	5.13	45,338	2.03	2.03	3.61	169
	10/31/2003	5.59	69,502	2.14	2.15	2.91	164
	10/31/2002	3.83	67,220	2.27	2.30	3.58	245
	10/31/2001	12.28	40,435	2.33	2.35	4.19	315
Class C	10/31/2005	(0.40)	13,439	2.11	2.11	3.47	58
	10/31/2004	5.02	19,675	2.10	2.10	3.74	169
	10/31/2003	5.16	8,178	2.14	2.15	2.91	164
Class I	10/31/2005	0.85	110,709	0.85	0.85	4.73	58

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share classes are as follows:

Class C – November 11, 2002
    Class I – November 8, 2004

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Flexible Income (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income , non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general common expenses.

Class I shares are offered for investment to the asset allocation funds of AEGON/Transamerica Series Trust (ATST).

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, Investors Bank & Trust Company ("IBT"), receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $53, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

There were no open forward foreign currency contracts at October 31, 2005.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

There were no open futures contracts at October 31, 2005.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

The following schedule represents the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$24,685	8.31%
TA IDEX Asset Allocation– Moderate Growth Portfolio	44,505	14.99%
TA IDEX Asset Allocation– Moderate Portfolio	48,543	16.35%
Asset Allocation– Conservative Portfolio	50,295	16.94%
Asset Allocation– Moderate Growth Portfolio	38,967	13.12%
Asset Allocation– Moderate Portfolio	21,482	7.24%
Total	$228,477	76.95%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $100 million of ANA
0.775% of the next $150 million of ANA
0.675% of ANA over $250 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.50% Expense Limit (Class A, B and C)
1.00% Expense Limit (Class I)

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$137
Retained by Underwriter	8
Contingent Deferred Sales Charge	123

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $165 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $13.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$178,765
U.S. Government	125,504
Proceeds from maturities and sales of securities:
Long-Term	90,233
U.S. Government	52,594

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Transamerica Flexible Income

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(5)
Accumulated net investment income (loss)	5

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$890	October 31, 2013

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$9,500
Long-term Capital Gain	7,022
Return of Capital	329
2005 Distributions paid from:
Ordinary Income	$11,438
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(890)
Net Unrealized Appreciation (Depreciation)	$(8,097	)*

*  Amount includes unrealized appreciation (depreciation) from deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$351,644
Unrealized Appreciation	$1,172
Unrealized (Depreciation)	(9,268)
Net Unrealized Appreciation (Depreciation)	$(8,096)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

NOTE 6.  SUBSEQUENT EVENT (unaudited)

Effective November 7, 2005, the Expense Limit for the Fund's Class I shares is 1.50%.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Flexible Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Flexible Income (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX Transamerica Flexible Income

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $253 as qualified dividend income.

For corporate shareholders, 2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

17

TA IDEX Transamerica Growth Opportunities

MARKET ENVIRONMENT

The Russell 2500 Growth Index ("Russell 2500 Growth") of small and medium-sized stocks gained 13.83% in this one-year period. The market advanced rapidly in the final weeks of 2004 as investors responded to the clear-cut outcome of the U.S. Presidential election, sustained economic expansion, continued earnings growth and historically low interest rates.

The rally lasted until a sharp up tick in energy prices raised the specter of greater inflationary pressures. That, combined with slower-than-anticipated employment growth, gave investors pause. Although economic fundamentals were quite good, the stock market turned volatile and remained so, fluctuating as investors tried to gauge the import of monthly employment statistics, rising energy prices and the Federal Reserve Board's ("Fed") commitment to raising short-term interest rates. Over the course of the twelve month period, the Fed boosted the federal funds rate from 1.75% to 3.75%. Consumer spending declined somewhat as rates rose and energy prices remained persistently high.

Energy and utilities were the Russell 2500 Growth's best-performing sectors. Sectors that are more sensitive to the economy and/or interest rates, such as financial services, technology and consumer discretionary stocks, were laggards.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Transamerica Growth Opportunities, Class A returned 18.76%. By comparison its benchmark, the Russell 2500 Growth, returned 13.83%.

STRATEGY REVIEW

We attribute the portfolio's superior results to our consistent focus on companies with savvy management, sustainable competitive advantages, and the ability to benefit from positive secular growth trends. Although the technology, financial services and consumer discretionary were lagging portions of the Russell 2500 Growth, many of the portfolio's strongest stocks were in those sectors. For example, the portfolio's largest contributors to performance during the period included SanDisk Corporation ("SanDisk"), a beneficiary of the trend toward digitization of information and media content; TECHNE Corporation ("TECHNE"), a participant in the broad movement toward bio-engineered medicines; and Weight Watchers International, Inc., a leading diet program that is growing along with Americans' need to maintain healthy body weights.

SanDisk develops, manufactures and distributes flash-memory devices. Its stock price was quite volatile early in the period, as investors questioned whether ultra-compact memory devices represented a growth industry. As it became increasingly clear that the number and variety of applications for such products are expanding rapidly, the stock price soared and, of late, has shown greater stability.

TECHNE, a specialty manufacturer of biological and biotechnology products (e.g., purified proteins for research), is experiencing earnings growth as more pharmaceuticals companies seek to develop genetics-based remedies.

Partially offsetting these gains were the portfolio's energy positioning and several individual holdings. Relatively speaking, energy was the portfolio's weakest sector; the underweighting in this breakaway sector was a factor.

Gemstar-TV Guide International, Inc. and SkillSoft PLC were the portfolio's largest individual detractors from results. Both encountered fundamental problems and we chose to exit our positions. We also saw weak results for Tuesday Morning Corporation, a discount retailer whose earnings declined as consumers, pinched by rising energy costs, curtailed their spending on household items.

Ed Han

John Huber

Co-Fund Managers
Transamerica Investment Management, LLC

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TA IDEX Transamerica Growth Opportunities

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	From Inception	Inception Date
Class A (NAV)	18.76%	(2.04)%	(4.18)%	3/1/00
Class A (POP)	12.23%	(3.15)%	(5.13)%	3/1/00
Russell 2500 Growth[1]	13.83%	(1.48)%	(5.51)%	3/1/00
Class B (NAV)	17.43%	(2.89)%	(4.99)%	3/1/00
Class B (POP)	12.43%	(3.08)%	(4.99)%	3/1/00
Class C (NAV)	17.40%	–	17.65%	11/11/02
Class C (POP)	16.40%	–	17.65%	11/11/02

NOTES

1  The Russell 2500 Growth (Russell 2500 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 –1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,205.60	1.41%	$7.84
Hypothetical (b)	1,000.00	1,018.10	1.41	7.17
Class B
Actual	1,000.00	1,198.70	2.53	14.02
Hypothetical (b)	1,000.00	1,012.45	2.53	12.83
Class C
Actual	1,000.00	1,198.40	2.44	13.52
Hypothetical (b)	1,000.00	1,012.91	2.44	12.38

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

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TA IDEX Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (92.8%)
Communication (4.2%)
Global Payments, Inc.	353,284	$15,138
Computer & Data Processing Services (6.6%)
Digital Insight Corp. ‡	159,470	4,757
McAfee, Inc. ‡	290,000	8,709
NAVTEQ Corp. ‡†	206,214	8,067
THQ, Inc. ‡	88,180	2,044
Computer & Office Equipment (7.7%)
Sandisk Corp. ‡†	465,990	27,442
Engineering & Management Services (3.3%)
Jacobs Engineering Group, Inc. ‡	185,926	11,853
Environmental Services (0.3%)
Stericycle, Inc. ‡	15,300	881
Furniture & Home Furnishings Stores (1.8%)
Tuesday Morning Corp. †	269,178	6,457
Hardware Stores (2.5%)
Fastenal Co. †	125,810	8,823
Industrial Machinery & Equipment (10.2%)
Cooper Cameron Corp. ‡†	171,760	12,664
Graco, Inc.	323,670	11,092
Grant Prideco, Inc. ‡	321,490	12,503
Management Services (2.4%)
ServiceMaster Co. (The)	681,501	8,573
Medical Instruments & Supplies (5.5%)
DENTSPLY International, Inc.	82,400	4,543
Techne Corp. ‡†	257,820	13,979
Varian Medical Systems, Inc. ‡	21,000	957
Motion Pictures (2.8%)
Lions Gate Entertainment Corp. ‡†	600,000	5,760
Macrovision Corp. ‡	225,170	4,242
Paperboard Containers & Boxes (3.1%)
Packaging Corp. of America †	551,780	11,196
Personal Credit Institutions (3.6%)
Financial Federal Corp.	339,300	12,954
Personal Services (9.2%)
Jackson Hewitt Tax Service, Inc.	580,000	14,338
Weight Watchers International, Inc. ‡†	351,600	18,484
Research & Testing Services (2.2%)
Affymetrix, Inc. ‡†	172,020	7,815
Restaurants (1.0%)
PF Chang's China Bistro, Inc. ‡†	75,710	3,463

	Shares	Value
Retail Trade (3.5%)
Blue Nile, Inc. ‡†	350,000	$12,554
Security & Commodity Brokers (5.7%)
BlackRock, Inc.–Class A	215,000	20,382
Stone, Clay & Glass Products (2.2%)
Gentex Corp. †	417,924	7,865
Telecommunications (2.3%)
NeuStar, Inc.–Class A ‡	271,980	8,323
Transportation & Public Utilities (12.7%)
CH Robinson Worldwide, Inc.	680,000	23,977
Expeditors International of Washington, Inc.	348,980	21,173
Total Common Stocks (cost: $242,484)		331,008
	Principal	Value
SECURITY LENDING COLLATERAL (20.7%)
Debt (19.2%)
Bank Notes (1.3%)
Bank of America 3.81%, due 06/07/2006 *	$2,072	$2,072
3.81%, due 08/10/2006 *	2,056	2,056
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	411	411
Certificates Of Deposit (1.4%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	1,645	1,644
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	1,309	1,309
Rabobank Nederland 4.03%, due 05/31/2006 *	2,056	2,056
Commercial Paper (4.1%)
Ciesco LLC 4.00%, due 11/03/2005	2,053	2,053
General Electric Capital Corp. 3.96%, due 12/05/2005	1,645	1,645
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	1,639	1,639
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	1,628	1,628
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	1,233	1,233
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	1,224	1,224
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	1,233	1,233
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	2,049 2,042	2,049 2,042

The notes to the financial statements are an integral part of this report.

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SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Euro Dollar Overnight (4.5%)
Bank of Montreal 3.79%, due 11/01/2005	$1,233	$1,233
Barclays 3.80%, due 11/04/2005	1,645	1,645
BNP Paribas 3.83%, due 11/02/2005	2,467	2,467
Deutsche Bank 3.80%, due 11/02/2005	4,111	4,111
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	1,233	1,233
Royal Bank of Scotland 3.76%, due 11/01/2005	1,645	1,645
Svenska Handlesbanken 4.03%, due 11/01/2005	2,117	2,117
UBS AG 3.80%, due 11/03/2005	1,645	1,645
Euro Dollar Terms (1.6%)
Royal Bank of Scotland 4.00%, due 12/12/2005	1,645	1,645
UBS AG 4.02%, due 12/01/2005	1,645	1,645
Wells Fargo 3.96%, due 11/14/2005	2,467	2,467
Promissory Notes (0.5%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	1,727	1,727
Repurchase Agreements (5.8%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $2,802 on 11/01/2005	2,802	2,802

	Principal	Value
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $6,990 on 11/01/2005	$6,990	$6,990
Lehman Brothers, Inc.. 4.10%, dated 10/31/2005 to be repurchased at $194 on 11/01/2005	194	194
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $8,224 on 11/01/2005	8,223	8,223
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $2,465 on 11/01/2005	2,465	2,465
	Shares	Value
Investment Companies (1.5%)
Money Market Funds (1.5%)
American Beacon Fund 1-day yield of 3.81%	1,772,802	$1,773
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	1,644,626	1,645
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	256,180	256
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	1,626,449	1,626
Total Security Lending Collateral (cost: $73,848)		73,848
Total Investment Securities (cost: $316,332)		$404,856
SUMMARY:
Investment securities, at value	113.5%	$404,856
Liabilities in excess of other assets	(13.5)%	(48,276)
Net assets	100.0%	$356,580

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $70,907.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $21,087, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $6,957 or 2.0% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Growth Opportunities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $316,332) (including securities loaned of $70,907)	$404,856
Cash	27,969
Receivables:
Investment securities sold	3,000
Shares of beneficial interest sold	1,463
Interest	87
Dividends	70
Other	14
437,459
Liabilities:
Investment securities purchased	6,226
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	218
Management and advisory fees	236
Distribution and service fees	156
Transfer agent fees	115
Administration fees	5
Payable for collateral for securities on loan	73,848
Other	75
80,879
Net Assets	$356,580
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$574,153
Accumulated net investment income (loss)	(17)
Accumulated net realized gain (loss) from investment securities	(306,079)
Net unrealized appreciation (depreciation) on investment securities	88,523
Net Assets	$356,580
Net Assets by Class:
Class A	$256,559
Class B	74,589
Class C	25,432
Shares Outstanding:
Class A	32,691
Class B	9,971
Class C	3,394
Net Asset Value Per Share:
Class A	$7.85
Class B	7.48
Class C	7.49
Maximum Offering Price Per Share (a):
Class A	$8.31

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$216
Dividends	3,333
Income from loaned securities–net	212
3,761
Expenses:
Management and advisory fees	2,672
Distribution and service fees:
Class A	832
Class B	755
Class C	266
Transfer agent fees:
Class A	388
Class B	535
Class C	170
Printing and shareholder reports	177
Custody fees	35
Administration fees	65
Legal fees	24
Audit fees	20
Trustees fees	16
Registration fees:
Class A	18
Class B	11
Class C	4
Other	4
Total expenses	5,992
Less:
Reimbursement of class expenses:
Class B	(160)
Class C	(38)
Total reimbursed expenses	(198)
Net expenses	5,794
Net Investment Income (Loss)	(2,033)
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	19,909
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	39,287
Net Gain (Loss) on Investment Securities	59,196
Net Increase (Decrease) in Net Assets Resulting from Operations	$57,163

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Growth Opportunities

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$(2,033)	$(2,185)
Net realized gain (loss) from investment securities	19,909	27,965
Net unrealized appreciation (depreciation) on investment securities	39,287	(220)
	57,163	25,560
Capital Share Transactions:
Proceeds from shares sold:
Class A	7,177	70,124
Class B	4,534	5,768
Class C	2,511	2,253
Class C2	–	800
Class M	–	482
	14,222	79,427
Proceeds from fund acquisition:
Class A	–	18,269
Class B	–	28,710
Class C	–	783
Class C2	–	5,594
Class M	–	3,540
	–	56,896
Cost of shares redeemed:
Class A	(22,648)	(23,471)
Class B	(19,401)	(14,231)
Class C	(9,361)	(2,369)
Class C2	–	(2,125)
Class M	–	(2,585)
	(51,410)	(44,781)
Class level exchanges:
Class C	–	26,644
Class C2	–	(14,565)
Class M	–	(12,079)
	–	–
Automatic conversions:
Class A	383	268
Class B	(383)	(268)
	–	–
	(37,188)	91,542
Net increase (decrease) in net assets	19,975	117,102
Net Assets:
Beginning of year	336,605	219,503
End of year	$356,580	$336,605
Accumulated Net Investment Income (Loss)	$(17)	$(18)

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	993	10,916
Class B	676	921
Class C	372	363
Class C2	–	129
Class M	–	77
	2,041	12,406
Shares issued on fund acquisition:
Class A	–	2,818
Class B	–	4,571
Class C	–	125
Class C2	–	891
Class M	–	561
	–	8,966
Shares redeemed:
Class A	(3,228)	(3,649)
Class B	(2,876)	(2,289)
Class C	(1,384)	(377)
Class C2	–	(343)
Class M	–	(415)
	(7,488)	(7,073)
Class level exchanges:
Class C	–	4,213
Class C2	–	(2,335)
Class M	–	(1,874)
	–	4
Automatic conversions:
Class A	55	33
Class B	(57)	(43)
	(2)	(10)
Net increase (decrease) in shares outstanding:
Class A	(2,180)	10,118
Class B	(2,257)	3,160
Class C	(1,012)	4,324
Class C2	–	(1,658)
Class M	–	(1,651)
	(5,449)	14,293

The notes to the financial statements are an integral part of this report.

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TA IDEX Transamerica Growth Opportunities

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$6.61	$(0.02)	$1.26	$1.24	$–	$–	$–	$7.85
	10/31/2004	5.95	(0.03)	0.69	0.66	–	–	–	6.61
	10/31/2003	4.81	(0.06)	1.20	1.14	–	–	–	5.95
	10/31/2002	4.81	(0.06)	0.06	–	–	–	–	4.81
	10/31/2001	8.70	(0.07)	(3.82)	(3.89)	–	–	–	4.81
Class B	10/31/2005	6.37	(0.09)	1.20	1.11	–	–	–	7.48
	10/31/2004	5.79	(0.09)	0.67	0.58	–	–	–	6.37
	10/31/2003	4.70	(0.09)	1.18	1.09	–	–	–	5.79
	10/31/2002	4.73	(0.11)	0.08	(0.03)	–	–	–	4.70
	10/31/2001	8.66	(0.10)	(3.83)	(3.93)	–	–	–	4.73
Class C	10/31/2005	6.38	(0.09)	1.20	1.11	–	–	–	7.49
	10/31/2004	5.79	(0.10)	0.69	0.59	–	–	–	6.38
	10/31/2003	4.62	(0.09)	1.26	1.17	–	–	–	5.79

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	18.76%	$256,559	1.41%	1.41%	(0.30)%	34%
	10/31/2004	11.09	230,633	1.43	1.43	(0.47)	43
	10/31/2003	23.70	147,340	1.75	2.21	(1.11)	97
	10/31/2002	0.05	12,687	1.74	2.53	(1.35)	32
	10/31/2001	(44.76)	3,807	1.55	2.83	(1.11)	59
Class B	10/31/2005	17.43	74,589	2.40	2.61	(1.29)	34
	10/31/2004	10.02	77,869	2.40	2.64	(1.44)	43
	10/31/2003	23.19	52,492	2.41	2.87	(1.76)	97
	10/31/2002	(0.70)	5,897	2.39	3.18	(2.00)	32
	10/31/2001	(45.35)	4,513	2.20	3.48	(1.76)	59
Class C	10/31/2005	17.40	25,432	2.40	2.54	(1.29)	34
	10/31/2004	10.19	28,103	2.40	2.65	(1.58)	43
	10/31/2003	25.32	483	2.42	2.89	(1.78)	97

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Growth Opportunities ("the Fund") commenced operations on March 1, 2000. The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Growth Opportunities (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

On May 28, 2004, the Fund acquired all of the net assets of TA IDEX PBHG Mid Cap Growth pursuant to a plan of reorganization. TA IDEX Transamerica Growth Opportunities is the accounting survivor. The acquisition was accomplished by a tax free exchange of 8,966 shares of the Fund for 6,421 shares of TA IDEX PBHG Mid Cap Growth outstanding on May 27, 2004. TA IDEX PBHG Mid Cap Growth's net assets at that date, $56,896, including $10,809 unrealized appreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Transamerica Growth Opportunities immediately before the acquisition was $275,349, the combined net assets of the Fund immediately after the acquisition was $332,245. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	2,818	$18,269
Class B	4,571	28,710
Class C	125	783
Class C2	891	5,594
Class M	561	3,540
		$56,896

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, Investors Bank & Trust Company ("IBT"), receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $11 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $91, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds;

	Net Assets	% of Net Assets
TA IDEX Asset Allocation- Conservative Portfolio	$5,217	1.46%
TA IDEX Asset Allocation- Growth Portfolio	57,446	16.11%
TA IDEX Asset Allocation-Moderate Growth Portfolio	92,848	26.04%
TA IDEX Asset Allocation- Moderate Portfolio	39,993	11.22%
Total	$195,504	54.83%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $250 million of ANA
0.75% of the next $250 million
0.70% over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$408
Retained by Underwriter	19
Contingent Deferred Sales Charge	162

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $1,034 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $14.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$110,424
U.S. Government	–
Proceeds from maturities and sales of securities
Long-Term	174,064
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(2,033)
Accumulated net investment income (loss)	2,034
Accumulated net realized gain (loss) from investment securities	(1)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Capital Loss Carryforward	Available through
$194,799	October 31, 2008
99,199	October 31, 2009
4,618	October 31, 2010
7,437	October 31, 2011

The capital loss carryforward utilized during the year ended October 31, 2005 was $19,842.

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(306,052)
Net Unrealized Appreciation (Depreciation)	$88,497	*

* Amount includes unrealized appreciation (depreciation) from deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$316,358
Unrealized Appreciation	$91,845
Unrealized (Depreciation)	(3,347)
Net Unrealized Appreciation (Depreciation)	$88,498

NOTE 5.  REGULATORY PROCEEDING

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Transamerica Growth Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 5.–(continued)

indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Growth Opportunities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Growth Opportunities (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Transamerica Money Market

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,013.10	0.83%	$4.21
Hypothetical (b)	1,000.00	1,021.02	0.83	4.23
Class B
Actual	1,000.00	1,011.50	1.48	7.50
Hypothetical (b)	1,000.00	1,017.74	1.48	7.53
Class C
Actual	1,000.00	1,012.40	1.48	7.51
Hypothetical (b)	1,000.00	1,017.74	1.48	7.53

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Maturity Distribution
At October 31, 2005

This chart shows the percentage breakdown by maturity date of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Transamerica Money Market

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
COMMERCIAL PAPER (84.8%)
Asset-Backed (4.6%)
CAFCO LLC–144A
3.89%, due 12/01/2005	$5,900	$5,881
4.15%, due 01/18/2006	2,350	2,329
Ciesco LLC–144A 3.73%, due 11/15/2005	900	899
Automotive (0.5%)
Harley-Davidson, Inc.–144A 3.89%, due 11/15/2005	1,000	999
Business Credit Institutions (8.6%)
Old Line Funding Corp.–144A 3.82%, due 11/15/2005 3.87%, due 11/22/2005 3.93%, due 12/01/2005 3.95%, due 12/05/2005	2,000 3,200 1,100 3,500	1,997 3,193 1,096 3,487
Paccar Financial Corp. 3.60%, due 11/03/2005 3.65%, due 11/08/2005 3.67%, due 11/10/2005 4.00%, due 01/12/2006	2,400 1,000 1,100 2,800	2,400 999 1,099 2,778
Chemicals & Allied Products (2.0%)
Dupont EI de Nemours Co.–144A 4.01%, due 12/06/2005 4.02%, due 12/07/2005	1,250 2,770	1,245 2,759
Commercial Banks (28.9%)
Bank of America Corp. 3.79%, due 11/21/2005	4,400	4,391
Barclays U.S. Funding Corp. 3.77%, due 11/28/2005 4.00%, due 01/05/2006 4.03%, due 01/11/2006	4,100 4,500 1,000	4,088 4,468 992
Nestle Capital Corp.–144A 3.75%, due 11/02/2005 3.78%, due 11/03/2005	6,150 2,500	6,149 2,499
Ranger Funding Co. LLC–144A 3.92%, due 11/22/2005	5,300	5,288
Royal Bank of Scotland 3.77%, due 11/01/2005 3.77%, due 11/02/2005	4,300 5,400	4,300 5,399
State Street Corp. 3.84%, due 11/07/2005 3.85%, due 11/14/2005 3.89%, due 11/16/2005 3.90%, due 11/17/2005	2,800 3,000 2,250 1,800	2,798 2,996 2,246 1,797

	Principal	Value
Commercial Banks (continued)
UBS Finance Delaware LLC
3.85%, due 11/18/2005	$1,700	$1,697
3.70%, due 11/21/2005	2,200	2,195
3.84%, due 11/28/2005	1,500	1,496
3.91%, due 12/13/2005	3,000	2,986
4.08%, due 01/26/2006	1,500	1,485
Department Stores (4.9%)
Wal-Mart Stores, Inc.–144A 3.92%, due 12/09/2005 3.95%, due 12/12/2005 3.95%, due 12/13/2005	3,050 3,100 3,650	3,037 3,086 3,633
Oil & Gas Extraction (6.6%)
BP Amoco Capital PLC 4.01%, due 01/17/2006	3,400	3,371
Total Capital SA–144A 3.91%, due 12/02/2005 3.90%, due 12/09/2005	7,200 2,500	7,176 2,490
Personal Credit Institutions (14.4%)
American Honda Finance Corp. 4.07%, due 01/18/2006 4.07%, due 01/23/2006	2,000 7,900	1,982 7,826
General Electric Capital Corp. 3.67%, due 11/07/2005 4.09%, due 01/03/2006 3.99%, due 01/04/2006	900 3,500 5,500	899 3,475 5,461
Toyota Motor Credit Corp. 3.92%, due 12/12/2005 4.15%, due 01/30/2006	3,000 6,000	2,987 5,938
Printing & Publishing (2.5%)
Gannett Co., Inc.–144A 3.86%, due 11/08/2005	5,000	4,996
Public Administration (4.3%)
Quebec Province–144A 3.85%, due 11/23/2005 3.98%, due 12/09/2005	2,790 5,800	2,783 5,776
Wholesale Trade Durable Goods (4.9%)
Procter & Gamble Co.–144A 4.07%, due 01/25/2006 4.09%, due 01/25/2006	4,500 5,400	4,457 5,348
Wholesale Trade Nondurable Goods (2.6%)
Unilever Capital Corp.–144A 3.79%, due 11/09/2005 1,200 1,199 3.92%, due 11/22/2005	3,900	3,891
Total Commercial Paper (cost: $168,242)		168,242

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Transamerica Money Market

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
SHORT-TERM OBLIGATIONS (6.1%)
Electronic & Other Electric Equipment (1.4%)
Emerson Electric Co. 6.30%, due 11/01/2005	$2,700	$2,700
Security & Commodity Brokers (2.4%)
Merrill Lynch & Co., Inc. 6.25%, due 01/15/2006 6.15%, due 01/26/2006	3,000 1,800	3,014 1,809
Wholesale Trade Nondurable Goods (2.3%)
Unilever Capital Corp. 6.88%, due 11/01/2005	4,575	4,575
Total Short-Term Obligations (cost: $12,098)		12,098
CERTIFICATES OF DEPOSIT (9.1%)
Canadian Imperial Bank of Commerce 3.60%, due 11/01/2005	800	800
Wells Fargo Bank NA 4.03%, due 12/15/2005 4.07%, due 12/30/2005	4,800 2,750	4,800 2,750
Toronto-Dominion Bank, Ltd. 3.76%, due 11/04/2005 3.96%, due 12/29/2005 4.11%, due 01/18/2006 4.11%, due 01/19/2006	2,600 3,100 600 3,500	2,600 3,100 600 3,500
Total Certificates Of Deposit (cost: $18,150)		18,150
Total Investment Securities (cost: $198,490)		$198,490
SUMMARY:
Investment securities, at value	100.0%	$198,490
Liabilities in excess of other assets	(0.0)%	(42)
Net assets	100.0%	$198,448

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $85,693 or 43.2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Transamerica Money Market

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $198,490)	$198,490
Cash	75
Receivables:
Shares of beneficial interest sold	275
Interest	363
Other	11
199,214
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	310
Management and advisory fees	13
Distribution and service fees	85
Transfer agent fees	49
Administration fees	3
Dividends to shareholders	262
Other	44
766
Net Assets	$198,448
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$198,358
Undistributed net investment income (loss)	90
Net Assets	$198,448
Net Assets by Class:
Class A	$150,804
Class B	31,647
Class C	15,997
Shares Outstanding:
Class A	150,804
Class B	31,647
Class C	15,993
Net Asset Value Per Share:
Class A	$1.00
Class B	1.00
Class C	1.00

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$5,750
Expenses:
Management and advisory fees	792
Distribution and service fees:
Class A	524
Class B	326
Class C	158
Transfer agent fees:
Class A	307
Class B	86
Class C	49
Printing and shareholder reports	57
Custody fees	21
Administration fees	38
Legal fees	14
Audit fees	18
Trustees fees	10
Registration fees:
Class A	24
Class B	14
Class C	16
Other	5
Total expenses	2,459
Less:
Reimbursement of class expenses:
Class A	(334)
Class B	(152)
Class C	(101)
Total reimbursed expenses	(587)
Net expenses	1,872
Net Investment Income (Loss)	3,878
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,878

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Transamerica Money Market

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$3,878	$710
	3,878	710
Distributions to Shareholders:
From net investment income:
Class A	(3,112)	(601)
Class B	(511)	(56)
Class C	(255)	(40)
Class C2	–	(9)
Class M	–	(4)
	(3,878)	(710)
Proceeds from shares sold:
Class A	105,852	179,283
Class B	19,649	25,310
Class C	18,006	23,364
Class C2	–	7,547
Class M	–	2,473
	143,507	237,977
Dividends and distributions reinvested:
Class A	2,933	545
Class B	434	54
Class C	246	11
Class C2	–	8
Class M	–	4
	3,613	622
Cost of shares redeemed:
Class A	(143,409)	(104,345)
Class B	(28,522)	(39,451)
Class C	(24,532)	(17,946)
Class C2	–	(10,452)
Class M	–	(3,810)
	(196,463)	(176,004)
Class level exchanges:
Class C	–	13,306
Class C2	–	(9,777)
Class M	–	(3,529)
	–	–
Automatic conversions:
Class A	117	34
Class B	(117)	(34)
	–	–
	(49,343)	62,595
Net increase (decrease) in net assets	(49,343)	62,595
Net Assets:
Beginning of year	247,791	185,196
End of year	$198,448	$247,791
Undistributed Net Investment Income (Loss)	$90	$91

	October 31, 2005	October 31, 2004
Share Activity:
Shares issued:
Class A	105,853	179,282
Class B	19,649	25,311
Class C	18,005	23,364
Class C2	–	7,548
Class M	–	2,473
	143,507	237,978
Shares issued–reinvested from distributions:
Class A	2,932	545
Class B	434	54
Class C	245	11
Class C2	–	8
Class M	–	4
	3,611	622
Shares redeemed:
Class A	(143,409)	(104,345)
Class B	(28,522)	(39,451)
Class C	(24,534)	(17,946)
Class C2	–	(10,452)
Class M	–	(3,810)
	(196,465)	(176,004)
Class level exchanges:
Class C	–	13,302
Class C2	–	(9,777)
Class M	–	(3,525)
	–	–
Automatic conversions:
Class A	117	34
Class B	(117)	(34)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(34,507)	75,516
Class B	(8,556)	(14,120)
Class C	(6,284)	18,731
Class C2	–	(12,673)
Class M	–	(4,858)
	(49,347)	62,596

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Transamerica Money Market

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations				Distributions			Net Asset
	For the Period Ended (c)(f)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$1.00	$0.020	$–	(g)	$0.020	$(0.020)	$–	$(0.020)	$1.00
	10/31/2004	1.00	0.004	–		0.004	(0.004)	–	(0.004)	1.00
	10/31/2003	1.00	0.004	–		0.004	(0.004)	–	(0.004)	1.00
	10/31/2002	1.00	0.008	–		0.008	(0.008)	–	(0.008)	1.00
Class B	10/31/2005	1.00	0.020	–	(g)	0.020	(0.020)	–	(0.020)	1.00
	10/31/2004	1.00	0.001	–		0.001	(0.001)	–	(0.001)	1.00
	10/31/2003	1.00	0.001	–		0.001	(0.001)	–	(0.001)	1.00
	10/31/2002	1.00	–	–		–	–	–	–	1.00
Class C	10/31/2005	1.00	0.020	–	(g)	0.020	(0.020)	–	(0.020)	1.00
	10/31/2004	1.00	0.001	–		0.001	(0.001)	–	(0.001)	1.00
	10/31/2003	1.00	0.002	–		0.002	(0.002)	–	(0.002)	1.00

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average
	Ended (f)	Return (b)	(000's)	Net (d)	Total (e)	Net Assets (a)
Class A	10/31/2005	2.10%	$150,804	0.83%	1.05%	2.08%
	10/31/2004	0.42	185,311	0.83	1.19	0.45
	10/31/2003	0.39	109,794	0.83	1.22	0.42
	10/31/2002	0.56	131,949	0.83	1.36	0.93
Class B	10/31/2005	1.60	31,647	1.32	1.79	1.57
	10/31/2004	0.14	40,203	1.10	1.81	0.13
	10/31/2003	0.12	54,324	1.16	1.87	0.08
	10/31/2002	0.28	81,683	1.48	2.01	0.28
Class C	10/31/2005	1.87	15,997	1.26	1.89	1.61
	10/31/2004	0.14	22,277	0.98	1.96	0.43
	10/31/2003	0.12	3,542	1.04	1.87	0.21

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(c)  Per share information is calculated based on average number of shares outstanding.

(d)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(e)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)  TA IDEX Transamerica Money Market ("the Fund") commenced operations on March 1, 2002. The inception date for the Fund's offering of share Class C was November 11, 2002.

(g)  Rounds to less than $0.01 per share.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Money Market (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: As permitted under Rule 2a-7 of the 1940 Act, the securities held by the Fund are valued on the basis of amortized cost, which approximates market value.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$20,968	10.57%
TA IDEX Asset Allocation– Moderate Growth Portfolio	16,457	8.29%
TA IDEX Asset Allocation– Moderate Portfolio	36,172	18.23%
Total	$73,597	37.09%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following rate:

0.40% of ANA

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

0.48% Expense Limit

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the waived advisory fees.

	Advisory Fee Waived	Available for Recapture Through
Fiscal Year 2003	$869	10/31/2006

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years. The Fund may be required to pay that advisor a portion or all of the reimbursed class expenses.

	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2005–Class A	$334	10/31/2008
Fiscal Year 2005–Class B	101	10/31/2008
Fiscal Year 2005–Class C	66	10/31/2008
Fiscal Year 2004–Class A	477	10/31/2007
Fiscal Year 2004–Class B	145	10/31/2007
Fiscal Year 2004–Class C	71	10/31/2007

There were no amounts recaptured during the year ended October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services. The Fund has waived a portion of the 12b-1 fees for all classes except Class A. The amount waived for the year ended October 31, 2005 was $86. These waivers are not subject to the expense recapture agreement. The waivers reduced the ratio of net expenses to average net assets by 0.16% for Class B and 0.22% for Class C.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$239
Retained by Underwriter	–
Contingent Deferred Sales Charge	148

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $375 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $11.

NOTE 3.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, capital loss carry forwards and dividends payable.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$1
Undistributed net investment income (loss)	(1)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Transamerica Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 3.–(continued)

short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$710
Long-term capital gain	–
2005 Distributions paid from:
Ordinary Income	3,878
Long-term capital gain	–

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$90
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$–

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$198,490
Unrealized Appreciation	$–
Unrealized (Depreciation)	–
Net Unrealized Appreciation (Depreciation)	$–

NOTE 4.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Money Market

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Money Market (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Transamerica Short-Term Bond

MARKET ENVIRONMENT

The U.S. bond market generated mildly positive total returns during this twelve month period as yields on short-term securities rose more rapidly than long-term yields.

With the U.S. economic recovery on solid ground, the Federal Reserve Board ("Fed") deemed in mid-2004 that low interest rates were no longer necessary to stimulate economic growth. Intent on returning rates to what is widely considered a "normal" or "neutral" level (4% to 4.5% for the federal funds rate), the Fed boosted rates in 0.25% increments, lifting the federal funds rate from 1.75% to 3.75% during the period. Yields on shorter-term securities, which are highly sensitive to the Fed's actions, followed suit, with two-year Treasury yields rising by about 1.80%.

For most of the period, longer-term yields, which are more sensitive to inflation levels than to Fed activities, hovered between 4.00% and 4.50% (for 10-year Treasuries) as investors remained confident in the economic expansion and unconcerned about inflation, despite an up tick in energy prices. However, after two late-summer hurricanes shut down most Gulf Coast oil and natural gas refineries, triggering still higher energy prices, investor sentiment shifted. As government data pointed to more signs of inflationary pressures, including higher energy costs that are being passed along to consumers, long-term yields rose modestly.

In the corporate bond market, investors worried that companies might deploy growing cash balances in ways that favor shareholders but can be detrimental to corporate creditworthiness. As this so-called "event risk" was widely priced into corporate bonds, credit spreads, or the gap between corporate and Treasury yields, widened so that corporate bonds underperformed Treasuries.

PERFORMANCE

For the period from inception November 8, 2004 through October 31, 2005, TA IDEX Transamerica Short-Term Bond, Class I returned 0.49%. By comparison, its benchmark, the Merrill Lynch U.S. Corporate & Government 1-3 Year Index ("MLCG 1-3 Year"), returned 1.16%.

STRATEGY REVIEW

Convinced that the U.S. economic expansion was on solid footing and that the Fed would adhere to its credit-tightening policy, we maintained a shorter-than-benchmark duration throughout most of the period. This helped to limit principal erosion in a rising rate environment.

Although corporate bonds lagged Treasuries, our approach to the corporate sector contributed to outperformance. We focused largely on shorter-term corporate securities, which are less sensitive to rising interest rates. At the same time, overweighting the sector added to current yield and, because the corporate coupons (i.e., income payments) were higher than Treasury coupons, this provided more current cash flow to reinvest in additional securities in a rising-rate environment. As the year progressed, we became increasingly defensive regarding the debt of consumer-oriented companies, most notably retailers, while favoring the bonds of corporations positioned to benefit from long-term secular trends (e.g., the basic materials sector, which is positioned to benefit from global infrastructure spending).

Heidi Y. Hu, CFA

Peter O. Lopez

Co-Fund Managers
Transamerica Investment Management, LLC

This Fund is only available for investment by the Asset Allocation Portfolios.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Transamerica Short-Term Bond

Comparison of change in value of $10,000 investment in Class I shares and its comparative index.

Total Return for Period Ended 10/31/05

	From Inception	Inception Date
Class A (NAV)	0.61%	3/1/05
Class I (NAV)	0.49%	11/8/04
MLCG[1]	1.16%	11/8/04

NOTES

1  The Merrill Lynch U.S. Corporate and Government 1-3 year (MLCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class I shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Class A shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Transamerica Short-Term Bond

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transactional costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,005.70	1.10%	$5.56
Hypothetical (b)	1,000.00	1,019.66	1.10	5.60
Class I
Actual	1,000.00	1,007.40	0.71	3.59
Hypothetical (b)	1,000.00	1,021.63	0.71	3.62

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Bond Credit Quality (Moody Ratings)
At October 31, 2005

This chart shows the percentage breakdown by Bond Credit Quality of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Transamerica Short-Term Bond

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
(continued)

Aaa	Prime grade obligations. Exceptional financial security and ability to meet senior financial obligations.

Aa1	High grade obligations. Strong capacity to pay interest and repay principal.

Aa2	High grade obligations. Strong capacity to pay interest and repay principal.

Aa3	High grade obligations. Strong capacity to pay interest and repay principal.

A1	Upper medium grade obligations. Interest payments and principal are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

A2	Upper medium grade obligations. Interest payments and principal are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

A3	Upper medium grade obligations. Interest payments and principal are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa1	Medium grade obligations. Interest payments and principal security are adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa2	Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Baa3	Medium grade obligations. Interest payments and principal security are not as adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over great length of time.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (100.0%)
Aerospace (1.9%)
Textron Financial Corp. 5.88%, due 06/01/2007	$5,200	$5,271
Asset-Backed (1.9%)
Honda Auto Receivables Owner Trust, Series 2005-A Cl A3 4.46%, due 05/21/2009	3,545	3,519
USAA Auto Owner Trust, Series 2005-3, Class A2 4.52%, due 06/16/2008	2,000	1,997
Automotive (2.1%)
DaimlerChrysler North America Holding Corp. 4.75%, due 01/15/2008	5,950	5,888
Beverages (5.4%)
Bottling Group LLC 2.45%, due 10/16/2006	3,965	3,875
Coca-Cola Enterprises, Inc. 5.38%, due 08/15/2006	5,000	5,029
Diageo Capital PLC 3.50%, due 11/19/2007	6,400	6,241
Business Credit Institutions (1.9%)
CIT Group, Inc. 2.88%, due 09/29/2006	5,500	5,408
Chemicals & Allied Products (8.3%)
Dow Chemical Co. (The) 5.00%, due 11/15/2007	4,870	4,889
ICI Wilmington, Inc. 4.38%, due 12/01/2008	6,202	6,062
Lubrizol Corp. 4.63%, due 10/01/2009	2,300	2,242
Potash Corp. of Saskatchewan 7.13%, due 06/15/2007	5,000	5,164
Praxair, Inc. 4.75%, due 07/15/2007	5,000	5,001
Commercial Banks (0.9%)
Bank One Corp. 6.88%, due 08/01/2006	2,500	2,538
Department Stores (1.9%)
Meyer (Fred) Stores, Inc. 7.45%, due 03/01/2008	5,100	5,336
Electric Services (10.3%)
Dominion Resources, Inc. 3.66%, due 11/15/2006	4,140	4,089

	Principal	Value
Electric Services (continued)
Duke Capital LLC 4.33%, due 11/16/2006	$6,000	$5,953
FPL Group Capital, Inc. 4.09%, due 02/16/2007	7,040	6,976
PSEG Funding Trust 5.38%, due 11/16/2007	6,240	6,263
TXU Electric Delivery Co. 5.00%, due 09/01/2007	6,000	5,991
Electric, Gas & Sanitary Services (1.8%)
Nisource Finance Corp. 7.63%, due 11/15/2005	5,000	5,005
Gas Production & Distribution (1.8%)
Atmos Energy Corp. 4.00%, due 10/15/2009	5,405	5,167
Holding & Other Investment Offices (2.9%)
Berkshire Hathaway Finance Corp. 3.40%, due 07/02/2007	4,000	3,907
iStar Financial, Inc. 4.88%, due 01/15/2009	4,500	4,422
Industrial Machinery & Equipment (2.7%)
Caterpillar Financial Services Corp., Series F 2.65%, due 01/30/2006	6,000	5,975
John Deere Capital Corp. 3.90%, due 01/15/2008	1,597	1,565
Insurance (3.0%)
International Lease Finance Corp. 5.63%, due 06/01/2007 †	5,790	5,848
Wellpoint Health Networks, Inc. 6.38%, due 06/15/2006	2,500	2,525
Metal Mining (2.2%)
Barrick Gold Finance, Inc. 7.50%, due 05/01/2007	6,000	6,221
Mortgage Bankers & Brokers (4.1%)
Countrywide Home Loans, Inc. 5.50%, due 08/01/2006	5,500	5,532
Rio Tinto Finance USA, Ltd. 5.75%, due 07/03/2006	5,961	6,007
Motion Pictures (2.1%)
Time Warner, Inc. 6.13%, due 04/15/2006	6,000	6,036
Oil & Gas Extraction (1.7%)
Devon Energy Corp. 2.75%, due 08/01/2006	5,000	4,917

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Personal Credit Institutions (4.9%)
Capital One Bank Corp. 6.88%, due 02/01/2006	$6,500	$6,537
Ford Motor Credit Co. 6.88%, due 02/01/2006	1,675	1,674
General Electric Capital Corp. 5.00%, due 06/15/2007	5,500	5,522
Petroleum Refining (5.2%)
BP Capital Markets PLC 2.75%, due 12/29/2006	5,100	4,985
USX Corp./Consolidated 6.85%, due 03/01/2008	5,000	5,208
Valero Energy Corp. 7.38%, due 03/15/2006	4,500	4,536
Primary Metal Industries (2.2%)
Alcoa, Inc. 4.25%, due 08/15/2007	6,200	6,146
Printing & Publishing (6.1%)
Gannett Co., Inc. 5.50%, due 04/01/2007	6,000	6,058
Media General, Inc. 6.95%, due 09/01/2006	6,012	6,077
Viacom, Inc. 5.63%, due 05/01/2007	5,000	5,044
Radio & Television Broadcasting (0.7%)
Chancellor Media Corp. 8.00%, due 11/01/2008	2,000	2,131
Real Estate (1.2%)
Tanger Properties L.P. 9.13%, due 02/15/2008	3,229	3,471
Restaurants (2.1%)
McDonald's Corp. 3.88%, due 08/15/2007	6,000	5,905
Security & Commodity Brokers (2.8%)
Morgan Stanley 3.63%, due 04/01/2008	5,000	4,858
Residential Capital Corp.–144A 6.38%, due 06/30/2010	3,075	3,123
Telecommunications (9.6%)
Alltel Corp. 4.66%, due 05/17/2007	5,400	5,374
SBC Communications, Inc. 5.75%, due 05/02/2006	5,400	5,428
Sprint Capital Corp. 4.78%, due 08/17/2006	6,500	6,497

	Principal	Value
Telecommunications (continued)
Telecom Italia Capital SA, Series A 4.00%, due 11/15/2008	$6,010	$5,815
Verizon Global Funding Corp. 6.13%, due 06/15/2007	4,000	4,078
Variety Stores (3.7%)
Target Corp. 5.50%, due 04/01/2007	5,160	5,213
Wal-Mart Stores, Inc. 5.45%, due 08/01/2006	5,100	5,131
Water Transportation (2.0%)
Carnival PLC 7.30%, due 06/01/2007	5,612	5,804
Wholesale Trade Nondurable Goods (2.6%)
Safeway, Inc. 4.80%, due 07/16/2007	2,500	2,486
Unilever Capital Corp. 6.88%, due 11/01/2005	4,900	4,900
Total Corporate Debt Securities (cost: $285,663)		282,860
SECURITY LENDING COLLATERAL (1.0%)
Debt (0.9%)
Bank Notes (0.0%)
Bank of America 3.81%, due 06/07/2006 * 3.81%, due 08/10/2006 *	80 79	80 79
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	16	16
Certificates Of Deposit (0.1%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	63	63
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	50	50
Rabobank Nederland 4.03%, due 05/31/2006 *	79	79
Commercial Paper (0.2%)
Ciesco LLC 4.00%, due 11/03/2005	79	79
General Electric Capital Corp. 3.96%, due 12/05/2005	63	63
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	63	63
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	63	63
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	48	48

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Commercial Paper (continued)
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	$47	$47
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	48	48
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	79 79	79 79
Euro Dollar Overnight (0.2%)
Bank of Montreal 3.79%, due 11/01/2005	47	47
Barclays 3.80%, due 11/04/2005	63	63
BNP Paribas 3.83%, due 11/02/2005	95	95
Deutsche Bank 3.80%, due 11/02/2005	158	158
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	47	47
Royal Bank of Scotland 3.76%, due 11/01/2005	63	63
Svenska Handlesbanken 4.03%, due 11/01/2005	81	81
UBS AG 3.80%, due 11/03/2005	63	63
Euro Dollar Terms (0.1%)
Royal Bank of Scotland 4.00%, due 12/12/2005	63	63
UBS AG 4.02%, due 12/01/2005	63	63
Wells Fargo 3.96%, due 11/14/2005	95	95
Promissory Notes (0.0%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	66	66

	Principal	Value
Repurchase Agreements (0.3%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $108 on 11/01/2005	$108	$108
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $269 on 11/01/2005	269	269
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $7 on 11/01/2005	8	8
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $316 on 11/01/2005	316	316
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $95 on 11/01/2005	95	95
	Shares	Value
Investment Companies (0.1%)
Money Market Funds (0.1%)
American Beacon Fund 1-day yield of 3.81%	68,177	$68
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	63,248	63
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	9,852	10
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	62,549	63
Total Security Lending Collateral (cost: $2,840)		2,840
Total Investment Securities (cost: $288,503)		$285,700
SUMMARY:
Investment securities, at value	101.0%	$285,700
Liabilities in excess of other assets	(1.0)%	(2,797)
Net assets	100.0%	$282,903

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $2,768.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $811, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $3,392 or 1.2% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Transamerica Short-Term Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $288,503) (including securities loaned of $2,768)	$285,700
Cash	3,306
Receivables:
Investment securities sold	2,511
Shares of beneficial interest sold	206
Interest	4,124
295,847
Liabilities:
Investment securities purchased	9,521
Accounts payable and accrued liabilities:
Management and advisory fees	159
Distribution and service fees	32
Administration fees	5
Dividends to shareholders	347
Payable for collateral for securities on loan	2,840
Other	40
12,944
Net Assets	$282,903
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$286,364
Undistributed net investment income (loss)	–
Accumulated net realized gain (loss) from investment securities	(658)
Net unrealized appreciation (depreciation) on investment securities	(2,803)
Net Assets	$282,903
Net Assets by Class:
Class A	$108,601
Class I	174,302
Shares Outstanding:
Class A	11,089
Class I	17,797
Net Asset Value and Offering Price Per Share:
Class A	$9.79
Class I	9.79

STATEMENT OF OPERATIONS
For the period ended October 31, 2005 (a)
(all amounts in thousands)

Investment Income:
Interest	$7,208
Income from loaned securities–net	4
7,212
Expenses:
Management and advisory fees	1,262
Distribution and service fees:
Class A	211
Transfer agent fees:
Class A	1
Class I	1
Printing and shareholder reports	2
Custody fees	23
Administration fees	38
Legal fees	10
Audit fees	15
Trustees fees	7
Registration fees:
Class A	9
Class I	14
Other	2
Total expenses	1,595
Net Investment Income (Loss)	5,617
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	(658)
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	(2,803)
Net Gain (Loss) on Investment Securities	(3,461)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,156

(a)  TA IDEX Transamerica Short-Term Bond ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Transamerica Short-Term Bond

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$5,617
Net realized gain (loss) from investment securities	(658)
Net unrealized appreciation (depreciation) on investment securities	(2,803)
2,156
Distributions to Shareholders:
From net investment income:
Class A	(1,688)
Class I	(3,929)
(5,617)
Capital Share Transactions:
Proceeds from shares sold:
Class A	107,851
Class I	173,243
281,094
Dividends and distributions reinvested:
Class A	1,564
Class I	3,706
5,270
286,364
Net increase (decrease) in net assets	282,903
Net Assets:
Beginning of period	–
End of period	$282,903
Undistributed Net Investment Income (Loss)	$–
Share Activity:
Shares issued:
Class A	10,930
Class I	17,421
28,351
Shares issued–reinvested from distributions:
Class A	159
Class I	376
535
Net increase (decrease) in shares outstanding:
Class A	11,089
Class I	17,797
28,886

(a)  TA IDEX Transamerica Short-Term Bond ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Transamerica Short-Term Bond

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout the period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$9.90	$0.18	$(0.11)	$0.07	$(0.18)	$–	$(0.18)	$9.79
Class I	10/31/2005	10.00	0.28	(0.22)	0.06	(0.27)	–	(0.27)	9.79

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	0.61%	$108,601	1.06%	1.06%	2.78%	153%
Class I	10/31/2005	0.49	174,302	0.71	0.71	2.92	153

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Short-Term Bond ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TA IDEX Transamerica Short-Term Bond (the "Fund") began operations on November 8, 2004.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, Class A and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. The initial sales charge currently is waived as the Fund is available for investment only by certain strategic asset allocation funds. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Class I shares are offered for investment to the asset allocation funds of AEGON/Transamerica Series Trust (ATST).

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $2, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the period from inception through October 31, 2005, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule represents the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$43,838	15.50%
TA IDEX Asset Allocation– Moderate Portfolio	64,699	22.87%
Asset Allocation– Conservative Portfolio	70,764	25.01%
Asset Allocation– Moderate Portfolio	103,421	36.56%
Total	$282,722	99.94%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following break points:

0.65% of the first $250 million of ANA
0.60% of the next $250 million of ANA
0.575% of the next $500 million of ANA
0.55% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated annual limit:

From November 8, 2004 through May 27, 2005:

0.85% Expense Limit (including 12b-1 fees)

From May 28, 2005 on:

0.85% Expense Limit (excluding 12b-1 fees)

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the period from inception through October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $2 for the period from inception through October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. At October 31, 2005, there were no invested plan amounts.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception through October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$305,233
U.S. Government	190,368
Proceeds from maturities and sales of securities:
Long-Term	50,860
U.S. Government	190,209

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, distributions payable and capital loss carryovers.

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$658	October 31, 2013

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 was as follows:

2005 Distributions paid from:
Ordinary Income	$5,617
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$(658)
Net Unrealized Appreciation (Depreciation)	$(2,803)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$288,503
Unrealized Appreciation	$25
Unrealized (Depreciation)	(2,828)
Net Unrealized Appreciation (Depreciation)	$(2,803)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Short-Term Bond

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Short-Term Bond (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the period of November 8, 2004 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Transamerica Short-Term Bond (unaudited)

A discussion regarding the basis of Transamerica IDEX Mutual Funds' Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX Transamerica Small/Mid Cap Value

MARKET ENVIRONMENT

For the twelve months ended October 31, 2005, results for small and mid-cap stocks were strongly positive but also quite volatile. The market was dominated by escalating energy prices, rising interest rates and intermittent concerns about the state of economic growth and inflationary pressures. Investors vacillated between fear of recession and hope that the aging economic expansion could be sustained. Alternately favoring economically sensitive (i.e., cyclical) and noncyclical stocks, investors caused most market sectors to quickly fall in and out of favor. However, by period end, all but one of the twelve sectors of the Russell 2500 Value Index ("Russell 2500 Value") had risen at least 7%. Leading the broad advance were energy-related stocks, which surged as prices for oil and gas rose and remained persistently higher than in years past. As a result, integrated oils and other energy were by far the strongest contributors to the Russell 2500 Value, which generated a twelve month total return of 15.64%.

PEFORMANCE

For the year ended October 31, 2005, TA IDEX Transamerica Small/Mid Cap Value, Class A returned 20.41%. By comparison its benchmark, the Russell 2500 Value, returned 15.64%.

STRATEGY REVIEW

We entered the period with only a moderately constructive outlook on the economy and, in keeping with that, chose to emphasize companies that exhibited the ability to control their own destinies regardless of economic trends. For example, we had a sizable exposure to businesses in industries that stood to benefit from worldwide infrastructure development and favorable supply-demand balances, most notably energy businesses and materials and processing companies. Thus, the portfolio was significantly overweighted in energy stocks when oil prices vaulted up and over $60 per barrel in early 2005.

The portfolio's outperformance was due almost entirely to this overweighting in energy, combined with an average return for our individual other-energy holdings that easily outpaced the sector average for the period. As a result, seven of the portfolio's ten largest individual contributors to performance were energy-related firms. These ranged from top contributor Chesapeake Energy Corporation, a natural gas provider, to TODCO, a lessor of jack-up drilling rigs, and GlobalSantaFe Corporation, a drilling services contractor and project manager.

Our overweighting in materials companies was ultimately a detractor from performance, as we focused largely on the chemical industry, which is growing along with the global economy. Although demand remained strong, when oil and gas prices shot up rapidly, chemical and other companies that use these substances as raw materials in their product manufacturing were unable to quickly pass along the higher costs. Profit margins narrowed and stocks of holdings like Georgia Gulf Corporation, Graphic Packaging Corporation and PolyOne Corporation suffered.

Another area of relative weakness was health care, where our holdings failed to keep pace with the sector's strong overall gains.

Michelle E. Stevens, CFA

Fund Manager
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Transamerica Small/Mid Cap Value

Comparison of change in value of $10,000 investment in Class A shares and its comparative index.

Average Annual Total Return for Periods Ended 10/31/05

	1 year	From Inception	Inception Date
Class A (NAV)	20.41%	14.76%	4/2/01
Class A (POP)	13.79%	13.35%	4/2/01
Russell 2500 Value[1]	15.64%	14.24%	4/2/01
Class B (NAV)	19.30%	13.96%	4/2/01
Class B (POP)	14.30%	13.82%	4/2/01
Class C (NAV)	19.22%	26.63%	11/11/02
Class C (POP)	18.22%	26.63%	11/11/02

NOTES

1  The Russell 2500 Value (Russell 2500 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Transamerica Small/Mid Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,139.70	1.26%	$6.80
Hypothetical (b)	1,000.00	1,018.85	1.26	6.41
Class B
Actual	1,000.00	1,133.60	2.22	11.94
Hypothetical (b)	1,000.00	1,014.01	2.22	11.27
Class C
Actual	1,000.00	1,133.80	2.18	11.72
Hypothetical (b)	1,000.00	1,014.22	2.18	11.07

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.3%)
Apparel Products (0.8%)
True Religion Apparel, Inc. ‡†	290,000	$3,628
Automotive (1.7%)
Gencorp, Inc. ‡†	355,900	6,527
National R.V. Holdings, Inc. ‡	302,500	1,410
Chemicals & Allied Products (6.0%)
Chemtura Corp.	418,300	4,476
Olin Corp. †	504,900	9,028
PolyOne Corp. ‡	1,265,500	7,302
Terra Nitrogen Co., L.P. †	280,900	6,570
Commercial Banks (3.9%)
Corus Bankshares, Inc. †	120,000	6,588
North Fork Bancorp, Inc.	307,710	7,797
Provident Bankshares Corp.	95,500	3,329
Computer & Data Processing Services (2.0%)
Fair Isaac Corp.	215,000	8,978
SoftBrands, Inc. ‡	2,576	5
Computer & Office Equipment (1.1%)
Hypercom Corp. ‡	829,700	4,937
Construction (4.9%)
Chemed Corp.	240,000	11,539
McDermott International, Inc. ‡	290,000	10,536
Electric, Gas & Sanitary Services (0.6%)
ALLETE, Inc.	66,666	2,934
Electronic & Other Electric Equipment (4.9%)
Acuity Brands, Inc.	310,000	8,621
Genlyte Group, Inc. ‡	270,000	13,762
Electronic Components & Accessories (1.6%)
Advanced Energy Industries, Inc. ‡	300,000	3,225
OSI Systems, Inc. ‡†	240,000	3,984
Environmental Services (1.2%)
Republic Services, Inc.	150,000	5,302
Fabricated Metal Products (1.2%)
Gulf Island Fabrication, Inc.	200,000	5,352
Food & Kindred Products (0.3%)
TreeHouse Foods, Inc. ‡†	48,000	1,240
Gas Production & Distribution (0.8%)
KeySpan Corp.	100,000	3,457
Health Services (1.8%)
LifePoint Hospitals, Inc. ‡†	205,000	8,015
Holding & Other Investment Offices (4.5%)
Annaly Mortgage Management, Inc. REIT †	350,000	4,018

	Shares	Value
Holding & Other Investment Offices (continued)
Education Realty Trust, Inc. REIT	372,100	$5,768
Omega Healthcare Investors, Inc. REIT	875,000	10,754
Hotels (2.3%)
Host Marriott Corp. †	620,000	10,410
Industrial Machinery & Equipment (2.6%)
Allis-Chalmers Corp. ‡†	335,000	3,099
EnPro Industries, Inc. ‡	75,400	2,104
Grant Prideco, Inc. ‡	170,000	6,611
Instruments & Related Products (0.9%)
Analogic Corp.	83,900	3,927
Insurance (6.7%)
AMBAC Financial Group, Inc.	120,000	8,507
HCC Insurance Holdings, Inc.	382,500	11,475
PartnerRe, Ltd.	140,000	8,921
Triad Guaranty, Inc. ‡†	40,000	1,682
Management Services (2.7%)
First Consulting Group, Inc. ‡	203,600	1,181
FTI Consulting, Inc. ‡†	400,000	10,948
Medical Instruments & Supplies (1.9%)
Orthofix International NV ‡	225,000	8,478
Metal Mining (0.4%)
Western Silver Corp. ‡†	238,100	1,924
Oil & Gas Extraction (19.9%)
Bronco Drilling Co., Inc. ‡	142,225	3,448
Chesapeake Energy Corp.	442,500	14,204
Edge Petroleum Corp. ‡	500,000	12,115
GlobalSantaFe Corp.	253,000	11,271
Parker Drilling Co. ‡	500,000	4,420
Patterson-UTI Energy, Inc.	265,000	9,044
Pioneer Drilling Co. ‡	425,000	7,280
Superior Energy Services, Inc. ‡	855,000	17,425
Todco–Class A	255,150	11,418
Paper & Allied Products (0.3%)
Graphic Packaging Corp. ‡	570,100	1,511
Pharmaceuticals (1.9%)
ARIAD Pharmaceuticals, Inc. ‡†	975,500	6,789
NeoPharm, Inc. ‡†	99,300	954
Theragenics Corp. ‡	244,600	736
Primary Metal Industries (2.3%)
Aleris International, Inc. ‡	394,827	10,250
Retail Trade (1.8%)
Sports Authority, Inc. (The) ‡†	300,000	8,352

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Savings Institutions (1.5%)
Brookline Bancorp, Inc.	160,000	$2,248
Partners Trust Financial Group, Inc.	400,000	4,660
Telecommunications (1.9%)
Citizens Communications Co. †	700,000	8,568
Transportation Equipment (0.8%)
Brunswick Corp.	100,000	3,813
Trucking & Warehousing (1.5%)
Yellow Roadway Corp. ‡†	150,000	6,818
Water Transportation (6.7%)
Aries Maritime Transport, Ltd. ‡†	1,007,000	14,017
DryShips, Inc. †	280,000	4,214
Genco Shipping & Trading, Ltd. ‡†	499,700	8,210
StealthGas, Inc. ‡	321,500	4,205
Wholesale Trade Nondurable Goods (1.9%)
Dean Foods Co. ‡	240,000	8,676
Total Common Stocks (cost: $356,153)		432,995
	Principal	Value
SECURITY LENDING COLLATERAL (20.6%)
Debt (19.1%)
Bank Notes (1.3%)
Bank of America
3.81%, due 06/07/2006 *	$2,620	$2,620
3.81%, due 08/10/2006 *	2,600	2,600
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	520	520
Certificates Of Deposit (1.4%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	2,080	2,080
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	1,655	1,655
Rabobank Nederland 4.03%, due 05/31/2006 *	2,600	2,600
Commercial Paper (4.1%)
Ciesco LLC 4.00%, due 11/03/2005	2,596	2,596
General Electric Capital Corp. 3.96%, due 12/05/2005	2,080	2,080
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	2,073	2,073
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	2,059	2,059
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	1,560	1,560
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	1,548	1,548

	Principal	Value
Commercial Paper (continued)
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	$1,560	$1,560
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	2,591 2,582	2,591 2,582
Euro Dollar Overnight (4.5%)
Bank of Montreal 3.79%, due 11/01/2005	1,560	1,560
Barclays 3.80%, due 11/04/2005	2,080	2,080
BNP Paribas 3.83%, due 11/02/2005	3,120	3,120
Deutsche Bank 3.80%, due 11/02/2005	5,200	5,200
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	1,560	1,560
Royal Bank of Scotland 3.76%, due 11/01/2005	2,080	2,080
Svenska Handlesbanken 4.03%, due 11/01/2005	2,678	2,678
UBS AG 3.80%, due 11/03/2005	2,080	2,080
Euro Dollar Terms (1.6%)
Royal Bank of Scotland 4.00%, due 12/12/2005	2,080	2,080
UBS AG 4.02%, due 12/01/2005	2,080	2,080
Wells Fargo 3.96%, due 11/14/2005	3,120	3,120
Promissory Notes (0.5%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	2,184	2,184
Repurchase Agreements (5.7%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $3,544 on 11/01/2005	3,544	3,544
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $8,841 on 11/01/2005	8,840	8,840
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $245 on 11/01/2005	245	245
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $10,401 on 11/01/2005	10,400	10,400
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $3,118 on 11/01/2005	3,117	3,117

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Investment Companies (1.5%)
Money Market Funds (1.5%)
American Beacon Fund 1-day yield of 3.81%	2,242,040	$2,242
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	2,079,938	2,080
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	323,987	324
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	2,056,950	2,057
Total Security Lending Collateral (cost: $93,395)		93,395
Total Investment Securities (cost: $449,548)		$526,390
SUMMARY:
Investment securities, at value	115.9%	$526,390
Liabilities in excess of other assets	(15.9)%	(72,102)
Net assets	100.0%	$454,288

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $89,058.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $26,668, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $8,800 or 1.9% of the net assets of the Fund.

REIT  Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Transamerica Small/Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $449,548) (including securities loaned of $89,058)	$526,390
Cash	21,994
Receivables:
Investment securities sold	678
Shares of beneficial interest sold	549
Interest	85
Dividends	581
Other	11
550,288
Liabilities:
Investment securities purchased	1,826
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	216
Management and advisory fees	305
Distribution and service fees	171
Transfer agent fees	26
Administration fees	8
Payable for collateral for securities on loan	93,395
Other	53
96,000
Net Assets	$454,288
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$347,348
Undistributed net investment income (loss)	(1)
Undistributed net realized gain (loss) from investment securities	30,100
Net unrealized appreciation (depreciation) on investment securities	76,841
Net Assets	$454,288
Net Assets by Class:
Class A	$386,346
Class B	46,410
Class C	21,532
Shares Outstanding:
Class A	23,153
Class B	2,863
Class C	1,331
Net Asset Value Per Share:
Class A	$16.69
Class B	16.21
Class C	16.18
Maximum Offering Price Per Share (a):
Class A	$17.66

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$125
Dividends	5,458
Income from loaned securities–net	653
6,236
Expenses:
Management and advisory fees	3,450
Distribution and service fees:
Class A	1,272
Class B	466
Class C	212
Transfer agent fees:
Class A	116
Class B	122
Class C	60
Printing and shareholder reports	35
Custody fees	49
Administration fees	83
Legal fees	30
Audit fees	18
Trustees fees	20
Registration fees:
Class A	26
Class B	12
Class C	14
Other	5
Total expenses	5,990
Net Investment Income (Loss)	246
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	32,191
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	45,152
Net Gain (Loss) on Investment Securities	77,343
Net Increase (Decrease) in Net Assets Resulting from Operations	$77,589

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Transamerica Small/Mid Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$246	$521
Net realized gain (loss) from investment securities	32,191	41,838
Net unrealized appreciation (depreciation) on investment securities	45,152	10,477
	77,589	52,836
Distributions to Shareholders:
From net investment income:
Class A	(1,974)	–
Class C	(12)	–
	(1,986)	–
From net realized gains:
Class A	(9,811)	(24,403)
Class B	(1,261)	(3,352)
Class C	(591)	(378)
Class C2	–	(926)
Class M	–	(487)
	(11,663)	(29,546)
Capital Share Transactions:
Proceeds from shares sold:
Class A	23,515	159,364
Class B	10,917	10,062
Class C	8,364	5,433
Class C2	–	915
Class M	–	1,302
	42,796	177,076
Dividends and distributions reinvested:
Class A	11,734	24,237
Class B	1,149	3,058
Class C	542	343
Class C2	–	809
Class M	–	475
	13,425	28,922
Cost of shares redeemed:
Class A	(38,305)	(16,086)
Class B	(12,564)	(9,142)
Class C	(9,922)	(4,965)
Class C2	–	(6,554)
Class M	–	(2,191)
	(60,791)	(38,938)
Class level exchanges:
Class C	–	16,014
Class C2	–	(10,526)
Class M	–	(5,488)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$231	$60
Class B	(231)	(60)
	–	–
	(4,570)	167,060
Net increase (decrease) in net assets	59,370	190,350
Net Assets:
Beginning of year	394,918	204,568
End of year	$454,288	$394,918
Undistributed Net Investment Income (Loss)	$(1)	$520
Share Activity:
Shares issued:
Class A	1,437	11,172
Class B	713	729
Class C	527	396
Class C2	–	66
Class M	–	95
	2,677	12,458
Shares issued–reinvested from distributions:
Class A	760	1,787
Class B	77	230
Class C	36	26
Class C2	–	61
Class M	–	36
	873	2,140
Shares redeemed:
Class A	(2,433)	(1,144)
Class B	(809)	(666)
Class C	(641)	(367)
Class C2	–	(459)
Class M	–	(160)
	(3,883)	(2,796)
Class level exchanges:
Class C	–	1,197
Class C2	–	(799)
Class M	–	(396)
	–	2
Automatic conversions:
Class A	15	4
Class B	(15)	(4)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(221)	11,819
Class B	(34)	289
Class C	(78)	1,252
Class C2	–	(1,131)
Class M	–	(425)
	(333)	11,804

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$14.32	$0.03	$2.85	$2.88	$(0.09)	$(0.42)	$(0.51)	$16.69
	10/31/2004	12.94	0.04	2.56	2.60	–	(1.22)	(1.22)	14.32
	10/31/2003	9.09	(0.11)	3.96	3.85	–	–	–	12.94
	10/31/2002	10.12	(0.07)	(0.96)	(1.03)	–	–	–	9.09
	10/31/2001	10.00	(0.02)	0.14	0.12	–	–	–	10.12
Class B	10/31/2005	13.97	(0.11)	2.77	2.66	–	(0.42)	(0.42)	16.21
	10/31/2004	12.73	(0.06)	2.52	2.46	–	(1.22)	(1.22)	13.97
	10/31/2003	8.98	(0.17)	3.92	3.75	–	–	–	12.73
	10/31/2002	10.08	(0.19)	(0.91)	(1.10)	–	–	–	8.98
	10/31/2001	10.00	(0.05)	0.13	0.08	–	–	–	10.08
Class C	10/31/2005	13.96	(0.12)	2.77	2.65	(0.01)	(0.42)	(0.43)	16.18
	10/31/2004	12.73	(0.01)	2.46	2.45	–	(1.22)	(1.22)	13.96
	10/31/2003	9.01	(0.18)	3.90	3.72	–	–	–	12.73

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	20.41%	$386,346	1.24%	1.24%	0.20%	42%
	10/31/2004	20.61	334,763	1.32	1.32	0.31	81
	10/31/2003	42.35	149,557	1.73	1.73	(1.04)	55
	10/31/2002	(10.18)	45,500	1.85	1.98	(0.88)	22
	10/31/2001	1.20	6,536	1.85	3.56	(0.32)	8
Class B	10/31/2005	19.30	46,410	2.14	2.14	(0.70)	42
	10/31/2004	19.85	40,477	1.97	1.97	(0.43)	81
	10/31/2003	41.76	33,196	2.38	2.38	(1.69)	55
	10/31/2002	(10.91)	24,391	2.50	2.63	(1.53)	22
	10/31/2001	0.80	7,604	2.50	4.21	(0.97)	8
Class C	10/31/2005	19.22	21,532	2.20	2.20	(0.76)	42
	10/31/2004	19.78	19,678	2.07	2.07	(0.02)	81
	10/31/2003	41.29	1,995	2.38	2.38	(1.69)	55

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adiviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Transamerica Small/Mid Cap Value ("the Fund") commenced operations on April 2, 2001. The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Small/Mid Cap Value (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, Investors Bank & Trust Company ("IBT"), receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $114 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $280, earned by IBT for its services.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$12,364	2.72%
TA IDEX Asset Allocation– Growth Portfolio	111,464	24.54%
TA IDEX Asset Allocation– Moderate Growth Portfolio	142,898	31.46%
TA IDEX Asset Allocation– Moderate Portfolio	82,326	18.12%
Total	$349,052	76.84%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.80% of the first $500 million of ANA
0.75% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.40% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the year ended October 31, 2005. There are no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$610
Retained by Underwriter	34
Contingent Deferred Sales Charge	116

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $286 for the year ended October 31, 2005.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $11.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$179,618
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	205,354
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclassifications.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Undistributed net investment income (loss)	$1,219
Undistributed net realized gain (loss) from investment securities	(1,219)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$16,974
Long-term Capital Gain	12,572

2005 Distributions paid from:
Ordinary Income	$8,552
Long-term Capital Gain	5,097

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$10,837
Undistributed Long-term Capital Gains	$19,947
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$76,156	*

*  Amount includes unrealized appreciation (depreciation) from deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$450,233
Unrealized Appreciation	$98,095
Unrealized (Depreciation)	(21,938)
Net Unrealized Appreciation (Depreciation)	$76,157

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Small/Mid Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Small/Mid Cap Value (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Transamerica Small/Mid Cap Value

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $4,359 as qualified dividend income.

For corporate shareholders, 25% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $5,097 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Transamerica Value Balanced

MARKET ENVIRONMENT

The twelve months ended October 31, 2005, were strongly positive for value stocks and mildly positive for bonds. The Russell 1000 Value Index ("Russell 1000 Value") gained 11.86%, largely due to unusually powerful gains among energy stocks as oil prices climbed sharply and remained elevated. While all but one other market sector delivered positive returns as well, two points are worth noting. The market's progress was very uneven, and energy was by far the driving force.

In the fixed-income markets, short-term yields rose as the Federal Reserve Board ("Fed") steadily lifted the federal funds rate from 1.75% to 3.75%. Long-term yields, which are more sensitive to economic fundamentals and inflation than to the Fed's actions, rose less or declined slightly. Corporate bonds underperformed Treasuries as investors worried that companies might deploy cash balances in ways that favor shareholders, but are detrimental to corporate creditworthiness. In the end, the Lehman Brothers Aggregate Bond Index ("LBAB") gained 1.13%.

PERFORMANCE

For the year ended October 31, 2005, TA IDEX Transamerica Value Balanced, Class A returned 7.79%. By comparison its primary and secondary benchmarks, the Russell 1000 Value, the LBAB and the Lehman Brothers Intermediate Government/Credit Bond Index, returned 11.86%, 1.13% and 0.27%, respectively.

STRATEGY REVIEW

TA IDEX Transamerica Value Balanced delivered a one-year total return of 7.79%, compared to 7.57% total return for a 60% equities/40% bonds blend of the above mentioned indexes. We attribute the outperformance to the effective use of options in the equity portfolio, which more than offset relative underperformance by the portfolio's health care, financial services and technology holdings.

Throughout the period, we maintained a slightly aggressive asset allocation (i.e., approximately 65% equities and 35% bonds).

In positioning the equity portfolio, we did not fully anticipate the structural change in oil and gas that led to remarkable gains for energy stocks. However, we more than compensated for this through the effective use of put options. Writing puts within the energy sector provided the portfolio with enhanced cash flow without committing capital immediately. In essence, we took advantage of short-term pricing inefficiencies in energy stocks without making a longer-term commitment to the sector after prices had already risen substantially. Likewise, the use of out-of-the-money puts and calls on stocks already in the portfolio (e.g., Altria Group, Inc.("Altria"), Merck & Co., Inc., Sprint FON Group and Microsoft Corporation ("Microsoft")) allowed us to maintain positions in high-quality companies with long-term potential while collecting premiums that boosted near-term performance.

As for the portfolio's stock holdings, Altria (a multinational food, beverage and tobacco company) and several energy stocks (EOG Resources, Inc., Schlumberger Limited, and Exxon Mobil Corporation) led performance, while mortgage company Fannie Mae and Microsoft hindered results. We divested a large portion of our position in Fannie Mae. Although we remain convinced the company is viable long term, our confidence was shaken by a major earnings restatement and a sudden change in management.

The portfolio's fixed-income portfolio performed in line with the benchmark LBAB, making a small contribution to results. An overweighting in the underperforming corporate bond sector was more than offset by a shorter-than-index duration, which limited principal erosion in a rising-rate environment. The portfolio also benefited from our limited exposure to troubled industries like autos, sustained emphasis on secularly growing areas like basic materials, and an allocation to mortgage-backed securities, a sector that outperformed Treasuries and corporates.

John C. Riazzi, CFA

Heidi Y. Hu, CFA

Co-Fund Managers
Transamerica Investment Management, LLC

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Transamerica Value Balanced

Comparison of change in value of $10,000 investment in Class A shares and its comparative indices.

Transamerica IDEX Mutual Funds

Average Annual Total Return for Periods Ended 10/31/05

	1 year	5 years	10 years	From Inception	Inception Date
Class A (NAV)	7.79%	3.47%	6.41%	6.25%	10/1/95
Class A (POP)	1.86%	2.30%	5.81%	5.65%	10/1/95
Russell 1000 Value[1]	11.86%	4.71%	11.34%	11.13%	10/1/95
LBAB[1]	1.13%	6.31%	6.32%	6.40%	10/1/95
LBIGC[1]	0.27%	5.94%	5.94%	6.00%	10/1/95
Class B (NAV)	7.13%	2.76%	5.71%	5.55%	10/1/95
Class B (POP)	2.20%	2.59%	5.71%	5.55%	10/1/95
Class C (NAV)	7.18%	–	–	11.00%	11/11/02
Class C (POP)	6.19%	–	–	11.00%	11/11/02

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index, the Lehman Brothers Aggregate Bond (LBAB) Index and the Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Annual Report 2005

2

TA IDEX Transamerica Value Balanced

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,041.80	1.56%	$8.03
Hypothetical (b)	1,000.00	1,017.34	1.56	7.93
Class B
Actual	1,000.00	1,037.50	2.27	11.66
Hypothetical (b)	1,000.00	1,013.76	2.27	11.52
Class C
Actual	1,000.00	1,038.00	2.26	11.61
Hypothetical (b)	1,000.00	1,013.81	2.26	11.47

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Asset Type
At October 31, 2005

This chart shows the percentage breakdown by asset type of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (3.8%) #
U.S. Treasury Bond 5.38%, due 02/15/2031	$1,492	$1,627
U.S. Treasury Note 4.00%, due 09/30/2007 4.25%, due 08/15/2015	220 665	218 649
U.S. Treasury STRIPS Zero Coupon, due 05/15/2030	370	115
Total U.S. Government Obligations (cost: $2,679)		2,609
U.S. GOVERNMENT AGENCY OBLIGATIONS (9.4%)
Fannie Mae 5.50%, due 05/01/2035 5.00%, due 07/01/2035	1,396 699	1,377 673
Fannie Mae-Conventional Pool 5.00%, due 05/01/2018 5.50%, due 07/01/2019 6.00%, due 04/01/2033 6.00%, due 10/01/2034	141 903 361 223	139 909 365 225
Freddie Mac-Gold Pool 5.00%, due 04/01/2018 5.50%, due 09/01/2018 5.50%, due 11/01/2018 6.00%, due 12/01/2033 5.50%, due 02/01/2035 5.50%, due 06/01/2035 5.00%, due 07/01/2035	263 89 168 443 596 606 261	260 90 169 448 589 599 251
Ginnie Mae-FHA/VA Pool 6.50%, due 10/15/2027 6.00%, due 06/15/2034	102 271	106 276
Total U.S. Government Agency Obligations (cost: $6,623)		6,476
CORPORATE DEBT SECURITIES (12.8%)
Agriculture (0.3%)
Dole Food Co., Inc. 8.63%, due 05/01/2009	100	103
Michael Foods, Inc. 8.00%, due 11/15/2013	90	91
Amusement & Recreation Services (0.2%)
Harrah's Operating Co., Inc. 5.50%, due 07/01/2010	175	174
Asset-Backed (0.5%)
USAA Auto Owner Trust, Series 2005-3, Class A2 4.52%, due 06/16/2008	373	372
Beverages (0.3%)
Cia Brasileira de Bebidas 8.75%, due 09/15/2013	150	175

	Principal	Value
Business Credit Institutions (0.4%)
Textron Financial Corp. 2.69%, due 10/03/2006	$250	$246
Chemicals & Allied Products (0.6%)
Monsanto Co. 5.50%, due 07/30/2035	100	94
Nalco Co. 7.75%, due 11/15/2011	50	51
Potash Corp. of Saskatchewan 7.13%, due 06/15/2007	235	243
Commercial Banks (1.1%)
China Development Bank 5.00%, due 10/15/2015	270	261
HBOS PLC–144A 5.92%, due 09/01/2049 (a)	300	296
Sumitomo Mitsui Banking–144A 5.63%, due 07/15/2049 (b)	200	196
Communication (0.3%)
Comcast Corp. 4.95%, due 06/15/2016	240	223
Department Stores (0.1%)
Neiman-Marcus Group, Inc.–144A 9.00%, due 10/15/2015	100	98
Electric Services (0.5%)
DPL, Inc. 8.25%, due 03/01/2007	112	116
PSEG Funding Trust 5.38%, due 11/16/2007	250	251
Food & Kindred Products (0.2%)
Tyson Foods, Inc. 8.25%, due 10/01/2011	154	174
Food Stores (0.1%)
Stater Brothers Holdings, Inc. 8.13%, due 06/15/2012	100	98
Holding & Other Investment Offices (0.8%)
iStar Financial, Inc. 4.88%, due 01/15/2009	375	368
Tanger Factory Outlet Centers REIT 6.15%, due 11/15/2015	180	180
Hotels & Other Lodging Places (1.0%)
Starwood Hotels & Resorts Worldwide, Inc. 7.38%, due 05/01/2007	600	614
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.63%, due 12/01/2014	55	52

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Insurance (0.9%)
International Lease Finance Corp. 5.63%, due 06/01/2007	$600	$606
Metal Mining (0.3%)
Phelps Dodge Corp. 9.50%, due 06/01/2031	137	186
Mortgage Bankers & Brokers (0.9%)
Countrywide Home Loans, Inc. 5.50%, due 08/01/2006	600	604
Motion Pictures (0.2%)
Time Warner, Inc. 9.13%, due 01/15/2013	125	149
Oil & Gas Extraction (0.5%)
Husky Oil, Ltd. 8.90%, due 08/15/2028 (c)	305	328
Personal Credit Institutions (0.2%)
Ford Motor Credit Co. 6.88%, due 02/01/2006	125	125
Primary Metal Industries (0.2%)
Noranda, Inc. 6.00%, due 10/15/2015	125	125
Printing & Publishing (0.4%)
Media General, Inc. 6.95%, due 09/01/2006	220	222
News America Holdings, Inc. 7.75%, due 12/01/2045	65	73
Restaurants (0.1%)
Landry's Restaurants, Inc., Series B 7.50%, due 12/15/2014	50	46
Security & Commodity Brokers (1.4%)
BNP U.S. Funding LLC–144A 7.74%, due 12/29/2049 (d)	250	263
Credit Suisse First Boston (London), Inc.–144A 7.90%, due 05/01/2049 (e)	125	130
E*Trade Financial Corp. 8.00%, due 06/15/2011	50	51
Nuveen Investments, Inc. 5.00%, due 09/15/2010	375	367
Residential Capital Corp.–144A 6.38%, due 06/30/2010	185	188
Telecommunications (0.4%)
Sprint Capital Corp. 4.78%, due 08/17/2006	250	250

	Principal	Value
Water Transportation (0.9%)
Carnival Corp. 3.75%, due 11/15/2007	$380	$372
Royal Caribbean Cruises, Ltd. 8.75%, due 02/02/2011	235	262
Total Corporate Debt Securities (cost: $9,017)		8,823
	Shares	Value
COMMON STOCKS (70.4%)
Amusement & Recreation Services (1.9%)
Disney (Walt) Co. (The)	52,200	$1,272
Business Credit Institutions (0.3%)
Fannie Mae	4,500	214
Chemicals & Allied Products (1.6%)
Colgate-Palmolive Co.	7,000	371
Praxair, Inc.	15,000	741
Commercial Banks (7.5%)
Bank of America Corp.	31,256	1,367
Citigroup, Inc.	32,540	1,490
PNC Financial Services Group, Inc.	17,000	1,032
Wachovia Corp.	20,000	1,010
Wells Fargo & Co.	5,000	301
Computer & Data Processing Services (5.6%)
Microsoft Corp.	150,000	3,855
Electric Services (0.3%)
Dominion Resources, Inc.	3,000	228
Electronic & Other Electric Equipment (2.3%)
Cooper Industries, Ltd.–Class A	5,500	390
General Electric Co.	35,500	1,204
Food & Kindred Products (6.4%)
Altria Group, Inc.	50,000	3,753
HJ Heinz Co.	11,000	391
Sara Lee Corp.	15,000	268
Gas Production & Distribution (2.0%)
KeySpan Corp.	40,000	1,383
Holding & Other Investment Offices (2.6%)
Plum Creek Timber Co., Inc.	23,000	895
Rayonier, Inc.	24,000	918
Insurance (1.2%)
American International Group, Inc.	13,000	842
Life Insurance (1.1%)
Genworth Financial, Inc.–Class A	23,000	729
Lumber & Wood Products (0.6%)
Louisiana-Pacific Corp.	17,000	424

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Motion Pictures (4.7%)
Time Warner, Inc.	183,000	$3,263
Oil & Gas Extraction (3.8%)
Anadarko Petroleum Corp.	7,000	635
EOG Resources, Inc.	7,000	474
Schlumberger, Ltd.	16,300	1,480
Paper & Allied Products (0.4%)
Kimberly-Clark Corp.	5,000	284
Petroleum Refining (5.7%)
BP PLC, ADR	25,050	1,663
Exxon Mobil Corp.	14,000	786
Marathon Oil Corp.	13,750	827
Murphy Oil Corp.	14,000	656
Pharmaceuticals (6.6%)
Bristol-Myers Squibb Co.	85,000	1,799
Merck & Co., Inc.	69,500	1,961
Schering-Plough Corp.	40,000	814
Primary Metal Industries (0.6%)
Hubbell, Inc.–Class B	8,000	385
Railroads (1.1%)
Union Pacific Corp.	11,000	761
Savings Institutions (2.9%)
Washington Mutual, Inc.	49,890	1,976
Security & Commodity Brokers (6.5%)
Alliance Capital Management Holding, LP	45,000	2,382
Jefferies Group, Inc.	14,000	594
Raymond James Financial, Inc.	28,000	953
T. Rowe Price Group, Inc.	8,000	524
Telecommunications (3.3%)
Sprint Nextel Corp.	98,000	2,284
Tobacco Products (1.4%)
Loews Corp.-Carolina Group	23,000	946
Total Common Stocks (cost: $41,702)		48,525
Total Investment Securities (cost: $60,021)		$66,433
	Contracts w	Value
WRITTEN OPTIONS (-0.7%)
Covered Call Options (-0.3%)
Altria Group, Inc. Call Strike $75.00 Expires 12/17/2005	175	(59)
American International Group, Inc. Call Strike $60.00 Expires 11/19/2005	130	(65)

	Contracts w	Value
Covered Call Options (continued)
Anadarko Petroleum Corp.	25	$(3)
Call Strike $95.00
Expires 11/19/2005
Louisiana-Pacific Corp. Call Strike $30.00 Expires 01/21/2006	90	(2)
Raymond James Financial, Inc. Call Strike $30.00 Expires 11/19/2005	100	(42)
Schering-Plough Corp. Call Strike $22.50 Expires 01/21/2006	175	(10)
Sprint Corp. (FON Group) Call Strike $27.50 Expires 01/21/2006	100	(1)
Wells Fargo & Co. Call Strike $65.00 Expires 01/21/2006	81	(2)
Put Options (-0.4%)
Alliance Capital Management Holding, LP Put Strike $45.00 Expires 01/21/2006	50	(1)
Altria Group, Inc. Put Strike $40.00 Expires 01/21/2006	100	(1)
American International Group, Inc. Put Strike $50.00 Expires 02/18/2006	130	(2)
Bristol-Myers Squibb Co. Put Strike $20.00 Expires 01/21/2006	150	(8)
Colgate-Palmolive Co. Put Strike $45.00 Expires 01/21/2006	80	(1)
Duke Energy Put Strike $15.00 Expires 01/21/2006	20	0 ☐
Fording Canadian Coal Trust Put Strike $33.38 Expires 01/21/2006	294	(95)
Freeport McMoRan Cooper & Gold, Inc. Put Strike $35.00 Expires 01/21/2006	166	(4)
General Electric Co. Put Strike $35.00 Expires 12/17/2005	80	(10)

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Transamerica Value Balanced

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Contracts w	Value
Put Options (continued)
HJ Heinz Co.	90	$(9)
Put Strike $35.00
Expires 01/21/2006
Home Depot Put Strike $35.00 Expires 01/21/2006	50	(1)
Merck & Co., Inc. Put Strike $40.00 Expires 01/21/2006	100	(121)
PNC Financial Services Group, Inc. Put Strike $47.50 Expires 11/19/2005	130	(1)
Sara Lee Corp. Put Strike $20.00 Expires 01/21/2006	80	(19)
Schering-Plough Corp. Put Strike $15.00 Expires 01/21/2006	100	(1)
Washington Mutual, Inc. Put Strike $30.00 Expires 01/21/2006	220	(2)
Total Written Options (premiums: $442)		(460)

SUMMARY:
Investment securities, at value	96.4%	$66,433
Written Options	(0.7)%	(460)
Other assets in excess of liabilities	4.3%	2,959
Net assets	100.0%	$68,932

NOTES TO SCHEDULE OF INVESTMENTS:

#  Substantially all of the Fund's securities are memo pledged as collateral by the custodian for the listed short index option contracts written by the Fund.

(a)  HBOS PLC–144A has a fixed coupon rate of 5.92% until 10/01/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 129.5BP, if not called.

(b)  Sumitomo Matsui Banking–144A has a fixed coupon rate of 5.63% until 10/15/2015, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 255BP, if not called.

(c)  Husky Oil, Ltd. has a fixed coupon rate of 8.90% until 8/15/2008, thereafter the coupon rate will reset quarterly at the 3-month US$ LIBOR + 550BP, if not called.

(d)  BNP U.S. Funding LLC–144A has a fixed coupon rate 7.74% until 12/05/2007, thereafter the coupon rate will reset quarterly at the 1-week US$ LIBOR + 280BP, if not called.

(e)  Credit Suisse First Boston (London), Inc.–144A has a fixed coupon rate 7.90% until 05/01/2007, thereafter the coupon rate will reset every 5 years at the 5-year current month treasury + 200BP, if not called.

☐  Value is less than $1.

w  Contract amounts are not in thousands.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $1,171 or 1.7% of the net assets of the Fund.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

STRIPS  Separate Trading of Registered Interest and Principal of Securities

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Transamerica Value Balanced

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $60,021)	$66,433
Cash	2,957
Receivables:
Investment securities sold	145
Shares of beneficial interest sold	6
Interest	209
Dividends	52
Other	14
69,816
Liabilities:
Investment securities purchased	179
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	104
Management and advisory fees	46
Distribution and service fees	40
Transfer agent fees	25
Administration fees	1
Written options (premiums $442)	460
Other	29
884
Net Assets	$68,932
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$64,461
Accumulated net investment income (loss)	(12)
Accumulated net realized gain (loss) from investment securities and written options	(1,910)
Net unrealized appreciation (depreciation) on:
Investment securities	6,411
Written option contracts	(18)
Net Assets	$68,932
Net Assets by Class:
Class A	$32,934
Class B	24,072
Class C	11,926
Shares Outstanding:
Class A	2,757
Class B	2,021
Class C	1,001
Net Asset Value Per Share:
Class A	$11.95
Class B	11.91
Class C	11.91
Maximum Offering Price Per Share (a):
Class A	$12.65

(a)  Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B and C shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 2005
(all amounts in thousands)

Investment Income:
Interest	$1,204
Dividends	1,512
Income from loaned securities–net	4
2,720
Expenses:
Management and advisory fees	569
Distribution and service fees:
Class A	124
Class B	270
Class C	133
Transfer agent fees:
Class A	105
Class B	86
Class C	31
Printing and shareholder reports	51
Custody fees	23
Administration fees	15
Legal fees	5
Audit fees	29
Trustees fees	4
Registration fees:
Class A	9
Class B	9
Class C	1
Other	2
Total expenses	1,466
Less:
Reimbursement of class expenses:
Class A	(15)
Class B	(18)
Total reimbursed expenses	(33)
Net expenses	1,433
Net Investment Income (Loss)	1,287
Net Realized Gain (Loss) from:
Investment securities	1,670
Written option contracts	692
2,362
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	2,071
Written option contracts	(80)
1,991
Net Gain (Loss) on Investment Securities and Written Options	4,353
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,640

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Transamerica Value Balanced

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended
(all amounts in thousands)

	October 31, 2005	October 31, 2004
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,287	$626
Net realized gain (loss) from investment securities and written options	2,362	6,043
Net unrealized appreciation (depreciation) on investment securities and written options	1,991	(3,025)
	5,640	3,644
Distributions to Shareholders:
From net investment income:
Class A	(738)	(371)
Class B	(383)	(186)
Class C	(199)	(38)
Class C2	–	(17)
Class M	–	(45)
	(1,320)	(657)
From net realized gains:
Class A	(2,499)	–
Class B	(1,957)	–
Class C	(975)	–
	(5,431)	–
Capital Share Transactions:
Proceeds from shares sold:
Class A	2,804	5,521
Class B	1,800	3,631
Class C	820	1,973
Class C2	–	471
Class M	–	328
	5,424	11,924
Proceeds from fund acquisition:
Class A	–	28,033
Class B	–	16,163
Class C	–	384
Class C2	–	2,604
Class M	–	3,202
	–	50,386
Dividends and distributions reinvested:
Class A	3,170	359
Class B	2,252	180
Class C	1,130	36
Class C2	–	16
Class M	–	43
	6,552	634
Cost of shares redeemed:
Class A	$(11,118)	(10,214)
Class B	(7,807)	(4,870)
Class C	(4,095)	(1,054)
Class C2	–	(803)
Class M	–	(921)
	(23,020)	(17,862)
Class level exchanges:
Class C	–	12,159
Class C2	–	(6,063)
Class M	–	(6,096)
	–	–

	October 31, 2005	October 31, 2004
Automatic conversions:
Class A	$1,188	$572
Class B	(1,188)	(572)
	–	–
	(11,044)	45,082
Net increase (decrease) in net assets	(12,155)	48,069
Net Assets:
Beginning of year	81,087	33,018
End of year	$68,932	$81,087
Accumulated Net Investment Income (Loss)	$(12)	$(12)
Share Activity:
Shares issued:
Class A	236	467
Class B	152	309
Class C	69	166
Class C2	–	40
Class M	–	26
	457	1,008
Shares issued on fund acquisition:
Class A	–	2,371
Class B	–	1,372
Class C	–	33
Class C2	–	221
Class M	–	271
	–	4,268
Shares issued–reinvested from distributions:
Class A	267	30
Class B	191	15
Class C	96	3
Class C2	–	1
Class M	–	4
	554	53
Shares redeemed:
Class A	(934)	(858)
Class B	(658)	(411)
Class C	(347)	(89)
Class C2	–	(67)
Class M	–	(77)
	(1,939)	(1,502)
Class level exchanges:
Class C	–	1,024
Class C2	–	(513)
Class M	–	(509)
	–	2
Automatic conversions:
Class A	100	48
Class B	(100)	(48)
	–	–
Net increase (decrease) in shares outstanding:
Class A	(331)	2,058
Class B	(415)	1,237
Class C	(182)	1,137
Class C2	–	(318)
Class M	–	(285)
	(928)	3,829

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Transamerica Value Balanced

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout each period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$12.11	$0.24	$0.69	$0.93	$(0.25)	$(0.84)	$(1.09)	$11.95
	10/31/2004	11.49	0.18	0.61	0.79	(0.17)	–	(0.17)	12.11
	10/31/2003	9.69	0.18	1.83	2.01	(0.21)	–	(0.21)	11.49
	10/31/2002	11.67	0.18	(1.65)	(1.47)	(0.16)	(0.35)	(0.51)	9.69
	10/31/2001	12.75	0.26	(0.51)	(0.25)	(0.26)	(0.57)	(0.83)	11.67
Class B	10/31/2005	12.07	0.17	0.68	0.85	(0.17)	(0.84)	(1.01)	11.91
	10/31/2004	11.46	0.10	0.61	0.71	(0.10)	–	(0.10)	12.07
	10/31/2003	9.69	0.11	1.80	1.91	(0.14)	–	(0.14)	11.46
	10/31/2002	11.66	0.11	(1.65)	(1.54)	(0.08)	(0.35)	(0.43)	9.69
	10/31/2001	12.74	0.18	(0.50)	(0.32)	(0.19)	(0.57)	(0.76)	11.66
Class C	10/31/2005	12.07	0.17	0.69	0.86	(0.18)	(0.84)	(1.02)	11.91
	10/31/2004	11.46	0.11	0.60	0.71	(0.10)	–	(0.10)	12.07
	10/31/2003	9.71	0.12	1.77	1.89	(0.14)	–	(0.14)	11.46

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	7.79%	$32,934	1.55%	1.59%	2.03%	57%
	10/31/2004	6.99	37,393	1.55	1.63	1.50	122
	10/31/2003	21.04	11,832	1.55	2.20	1.75	50
	10/31/2002	(13.20)	11,020	1.55	1.89	1.56	82
	10/31/2001	(2.13)	13,880	1.55	1.95	2.04	50
Class B	10/31/2005	7.13	24,072	2.20	2.27	1.39	57
	10/31/2004	6.23	29,409	2.20	2.30	0.81	122
	10/31/2003	19.98	13,744	2.20	2.85	1.10	50
	10/31/2002	(13.72)	12,038	2.20	2.54	0.91	82
	10/31/2001	(2.74)	16,180	2.20	2.60	1.39	50
Class C	10/31/2005	7.18	11,926	2.16	2.16	1.43	57
	10/31/2004	6.31	14,285	2.20	2.39	0.78	122
	10/31/2003	19.73	530	2.20	2.86	1.10	50

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less that one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  The inception date for the Fund's offering of share Class C was November 11, 2002.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In the normal course of business, TA IDEX Transamerica Value Balanced (the "Fund") enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

On May 28, 2004, the Fund acquired all of the net assets of TA IDEX LKCM Strategic Total Return pursuant to a plan of reorganization. TA IDEX Transamerica Value Balanced is the accounting survivor. The acquisition was accomplished by a tax free exchange of 4,268 shares of the Fund for 2,942 shares of TA IDEX LKCM Strategic Total Return outstanding on May 27, 2004. TA IDEX LKCM Strategic Total Return's net assets at that date, $50,386, including $6,071 unrealized depreciation, were combined with those of the Fund. The aggregate net assets of TA IDEX Transamerica Value Balanced immediately before the acquisition was $37,187. The combined net assets of the Fund immediately after the acquisition was $87,573. Proceeds in connection with the acquisition were as follows:

	Shares	Amount
Proceeds in connection with the acquisition
Class A	2,371	$28,033
Class B	1,372	16,163
Class C	33	384
Class C2	221	2,604
Class M	271	3,202
		$50,386

Multiple class operations, income and expenses: The Fund currently offers three classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. On June 15, 2004, Class C2 shares merged into Class C. On September 24, 2004, Class M shares merged into Class C. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the year ended October 31, 2005, of $8 are included in net realized gains in the Statement of Operations.

Real Estate Investment Trusts ("REITs"): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Option contracts: The Fund may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask ("Mean Quote") established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market and inability of the counterparty to meet the contracts terms. When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2005, are listed in the Schedule of Investments.

Transactions in written call and put options were as follows:

	Premium	Contracts*
Beginning Balance 10/31/2004	$837	6,025
Sales	659	4,789
Closing Buys	(127)	(653)
Expirations	(692)	(5,205)
Exercised	(235)	(2,240)
Balance at 10/31/2005	$442	2,716

*  Contracts not in thousands

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2005, the Fund received less than $1 in redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Transamerica Investment Management, LLC is both an affiliate of the Fund and a sub-adviser to the Fund.

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.75% of the first $500 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

1.20% Expense Limit

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class B	1.00%
Class C	1.00%

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C,

Transamerica IDEX Mutual Funds

Annual Report 2005

12

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

and certain A share redemptions. For the year ended October 31, 2005, the underwriter commissions were as follows:

Received by Underwriter	$127
Retained by Underwriter	10
Contingent Deferred Sales Charge	62

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS $206 for the year ended October 31, 2005.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan maintained by Transamerica IDEX Mutual Funds (the "Plan"). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Fund. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Fund of all deferred fees in the Plan amounted, as of October 31, 2005, to $14.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$25,090
U.S. Government	17,025
Proceeds from maturities and sales of securities:
Long-Term	35,976
U.S. Government	21,300

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, excess distributions and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Shares of beneficial interest, unlimited shares authorized	$(33)
Accumulated net investment income (loss)	33

The capital loss carryforward is available to offset future realized capital gains through the period listed:

Capital Loss Carryforward	Available through
$2,658	October 31, 2010

The capital loss carryforward utilized during the year ended
October 31, 2005 was $1,558.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2005 was as follows:

2004 Distributions paid from:
Ordinary Income	$657
Long-term Capital Gain	–
2005 Distributions paid from:
Ordinary Income	1,320
Long-term Capital Gain	5,431

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$982
Capital Loss Carryforward	$(2,658)
Net Unrealized Appreciation (Depreciation)	$6,159	*

*  Amount includes unrealized appreciation (depreciation) from derivative instruments and deferred compensation.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$60,255
Unrealized Appreciation	$7,627
Unrealized (Depreciation)	(1,449)
Net Unrealized Appreciation (Depreciation)	$6,178

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Transamerica Value Balanced

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Transamerica Value Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Transamerica Value Balanced (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX Transamerica Value Balanced

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the year ended October 31, 2005, the Fund designated $1,556 as qualified dividend income.

For corporate shareholders, 83% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $5,464 for the year ended October 31, 2005.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

16

TA IDEX UBS Large Cap Value

MARKET ENVIRONMENT

The eleven and a half months since the Fund's inception marked a rather volatile period for equity markets, albeit one of solid absolute and relative performance for the portfolio. The major concern for most investors over the period was the soaring price of oil, which in August, in the wake of Hurricane Katrina, hit an all-time high of more than $70 a barrel. The 2005 hurricane season devastated America's Gulf Coast, causing an estimated $100 billion worth of damage in New Orleans alone. A number of refineries in the region are expected to remain offline until early next year, and the resulting shortage in capacity played a large role in the dramatic spike in gasoline prices.

The Federal Reserve Board ("Fed") continued its tightening policy by raising interest rates 25 basis points in each of eight meetings during the reporting period, bringing the federal funds rate to 3.75%. Despite these less-than-ideal conditions, the underlying economy remained strong, with the Gross Domestic Product ("GDP") estimates showing a healthy growth rate while corporate profitability remained high.

PERFORMANCE

For the period from inception November 8, 2004 through October 31, 2005, TA IDEX UBS Large Cap Value, Class I returned 9.60%. By comparison its benchmark, the Russell 1000 Value Index, returned 8.36%.

STRATEGY REVIEW

Given the economic environment during the period, we positioned the portfolio to take advantage of attractive opportunities primarily on a bottom-up basis, avoiding large sector or industry bets. Stock selection, as a result, was particularly significant and benefited the portfolio's performance. On an industry level, the portfolio's holdings in the construction industry performed particularly well, while the portfolio's underweight exposure to energy detracted from relative returns.

We exited our position in Pfizer Inc. ("Pfizer") earlier in the year due in part to our belief that generic medicines will put downward pressure on future earnings. We also have concerns regarding Pfizer's late stage product pipeline, and the prospects for several of its key remedies. Our limited exposure to the stock, to which the benchmark index had significant exposure, benefited performance.

Despite the crippling effects of the gulf storms and continued volatility in crude oil prices, Marathon Oil Corporation announced recently that it expects the $300 million expansion and clean fuels project at its Detroit refinery to be complete by the middle of November. The project will expand significantly the refinery's production capacity.

UnitedHealth Group Incorporated ("UnitedHealth") was another top contributor to performance. The health care insurer announced it would be acquiring PacifiCare Health Systems ("PacifiCare"), a major Medicare provider. The PacifiCare acquisition gives UnitedHealth, which is predominantly located on the West Coast, a national network and a closer connection to government-related business.

Shares of travel company Expedia, Inc. ("Expedia") traded down after being spun off from IAC/InterActiveCorp. We, however, continue to believe Expedia is undervalued as they continue to develop revenue streams through hotel agreements. The hurricane season is expected to have a limited impact on bookings growth and customer service costs for Expedia.

Mortgage giant Freddie Mac announced recently that earnings for the first half of 2005 declined nearly 60% compared to the same period a year earlier. The earnings drop was due mainly to lower interest income caused by changes in interest rates. It was also reported during the quarter that a bill was being proposed in the U.S. Senate to sharply reduce the company's mortgage portfolio.

Altria Group, Inc.'s ("Altria") stock rose after the Illinois Supreme Court tossed out a billion-dollar verdict, giving a possible preview of its stance in a somewhat similar case involving Altria. Additionally, the acquisition of an Indonesian cigarette company led the US-based food-and-tobacco titan to raise its full-year earnings forecast. Not owning the stock, which was held in the benchmark index, detracted from the portfolio's relative performance.

The damage caused in the southern states by the 2005 hurricane season has added a large degree of uncertainty to near-term economic forecasts, and the recent broad-based increase in energy prices (partially due to the hurricanes) poses a threat to short-term growth in the U.S. and elsewhere. Nonetheless, we continue to underweight the energy sector as we believe the price of crude oil and many other commodities are well in excess of equilibrium.

Investment Team
UBS Global Asset Management (Americas) Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX UBS Large Cap Value

Comparison of change in value of $10,000 investment in Class I shares and its comparative index.

Total Return for Period Ended 10/31/05

	From Inception	Inception Date
Class A (NAV)	4.79%	3/1/05
Class I (NAV)	9.60%	11/8/04
Russell 1000 Value[1]	8.36%	11/8/04

NOTES

1  The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class I shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Class A shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX UBS Large Cap Value

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transactional costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,067.40	1.32%	$6.88
Hypothetical (b)	1,000.00	1,018.55	1.32	6.72
Class I
Actual	1,000.00	1,069.30	0.92	4.80
Hypothetical (b)	1,000.00	1,020.57	0.92	4.69

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX UBS Large Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (98.9%)
Aerospace (2.9%)
Lockheed Martin Corp.	47,800	$2,895
Northrop Grumman Corp.	34,100	1,829
Air Transportation (1.6%)
FedEx Corp.	29,500	2,712
Business Credit Institutions (2.5%)
Freddie Mac	67,300	4,129
Business Services (3.7%)
Cendant Corp.	59,700	1,040
Clear Channel Communications, Inc.	54,300	1,652
Omnicom Group, Inc. †	42,200	3,501
Commercial Banks (22.0%)
Bank of America Corp.	62,000	2,712
Citigroup, Inc.	151,300	6,926
Fifth Third Bancorp	98,700	3,965
JP Morgan Chase & Co.	193,500	7,086
Mellon Financial Corp.	112,400	3,562
Northern Trust Corp.	40,300	2,160
PNC Financial Services Group, Inc. †	50,700	3,078
Wells Fargo & Co.	115,800	6,971
Communication (0.5%)
DIRECTV Group (The), Inc. ‡	63,200	899
Computer & Data Processing Services (2.2%)
Microsoft Corp.	142,500	3,662
Computer & Office Equipment (1.2%)
Hewlett-Packard Co.	68,600	1,923
Electric Services (5.5%)
American Electric Power Co., Inc.	83,900	3,185
FirstEnergy Corp.	60,900	2,893
Pepco Holdings, Inc.	66,800	1,435
Sempra Energy	36,000	1,595
Electric, Gas & Sanitary Services (3.2%)
Exelon Corp.	81,000	4,214
NiSource, Inc.	43,700	1,033
Finance (3.4%)
SPDR Trust Series 1 †	47,500	5,712
Food Stores (1.4%)
Kroger Co. ‡	113,100	2,251
Furniture & Fixtures (3.3%)
Johnson Controls, Inc.	43,700	2,974
Masco Corp.	87,500	2,494
Health Services (0.5%)
Caremark Rx, Inc. ‡	16,500	865

	Shares	Value
Industrial Machinery & Equipment (2.9%)
Baker Hughes, Inc.	25,900	$1,423
Illinois Tool Works, Inc.	40,100	3,399
Insurance (5.5%)
American International Group, Inc.	63,600	4,121
UnitedHealth Group, Inc. †	84,800	4,909
Insurance Agents, Brokers & Service (1.7%)
Hartford Financial Services Group, Inc. (The)	34,900	2,783
Management Services (1.2%)
Accenture, Ltd.–Class A	74,100	1,950
Motion Pictures (2.1%)
Time Warner, Inc. †	194,600	3,470
Motor Vehicles, Parts & Supplies (0.9%)
BorgWarner, Inc.	26,500	1,537
Oil & Gas Extraction (0.7%)
GlobalSantaFe Corp.	26,100	1,163
Petroleum Refining (7.0%)
Exxon Mobil Corp.	105,700	5,934
Marathon Oil Corp.	93,200	5,607
Pharmaceuticals (7.7%)
Bristol-Myers Squibb Co.	63,100	1,336
Cephalon, Inc. †‡	34,700	1,582
Johnson & Johnson	54,400	3,406
Medco Health Solutions, Inc. ‡	42,900	2,424
Wyeth	89,800	4,001
Radio & Television Broadcasting (1.3%)
IAC/InterActiveCorp. ‡	13,350	342
Univision Communications, Inc.–Class A †‡	67,300	1,759
Railroads (1.8%)
Burlington Northern Santa Fe Corp.	48,600	3,016
Security & Commodity Brokers (4.1%)
Morgan Stanley	125,300	6,818
Telecommunications (4.7%)
SBC Communications, Inc.	122,600	2,924
Sprint Nextel Corp.	207,363	4,834
Transportation & Public Utilities (1.1%)
Expedia, Inc. †‡	99,850	1,876
Variety Stores (2.3%)
Costco Wholesale Corp.	77,800	3,763
Total Common Stocks (cost: $156,889)		163,730

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX UBS Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
SECURITY LENDING COLLATERAL (9.0%)
Debt (8.3%)
Bank Notes (0.5%)
Bank of America
3.81%, due 06/07/2006 *	$416	$416
3.81%, due 08/10/2006 *	412	412
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	82	82
Certificates Of Deposit (0.6%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	330	330
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	263	263
Rabobank Nederland 4.03%, due 05/31/2006 *	412	412
Commercial Paper (1.8%)
Ciesco LLC 4.00%, due 11/03/2005	412	412
General Electric Capital Corp. 3.96%, due 12/05/2005	330	330
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	329	329
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	327	327
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	247	247
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	246	246
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	247	247
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	411 410	411 410
Euro Dollar Overnight (2.0%)
Bank of Montreal 3.79%, due 11/01/2005	247	247
Barclays 3.80%, due 11/04/2005	330	330
BNP Paribas 3.83%, due 11/02/2005	495	495
Deutsche Bank 3.80%, due 11/02/2005	825	825
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	247	247
Royal Bank of Scotland 3.76%, due 11/01/2005	330	330
Svenska Handlesbanken 4.03%, due 11/01/2005	425	425

	Principal	Value
Euro Dollar Overnight (continued)
UBS AG
3.80%, due 11/03/2005	$330	$330
Euro Dollar Terms (0.7%)
Royal Bank of Scotland 4.00%, due 12/12/2005	330	330
UBS AG 4.02%, due 12/01/2005	330	330
Wells Fargo 3.96%, due 11/14/2005	495	495
Promissory Notes (0.2%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	346	346
Repurchase Agreements (2.5%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $562 on 11/01/2005	562	562
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $1,402 on 11/01/2005	1,402	1,402
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $39 on 11/01/2005	39	39
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $1,650 on 11/01/2005	1,650	1,650
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $495 on 11/01/2005	494	494
	Shares	Value
Investment Companies (0.7%)
Money Market Funds (0.7%)
American Beacon Fund 1-day yield of 3.81%	355,634	$356
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	329,921	330
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	51,391	51
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	326,275	326
Total Security Lending Collateral (cost: $14,814)		14,814
Total Investment Securities (cost: $171,703)		$178,544
SUMMARY:
Investment securities, at value	107.9%	$178,544
Liabilities in excess of other assets	(7.9)%	(13,045)
Net assets	100.0%	$165,499

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX UBS Large Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2003
(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $14,283.

‡  Non-income producing.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $4,230, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $1,396 or 0.8% of the net assets of the Fund.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX UBS Large Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $171,703) (including securities loaned of $14,283)	$178,544
Cash	1,676
Receivables:
Investment securities sold	601
Interest	7
Dividends	257
181,085
Liabilities:
Investment securities purchased	598
Accounts payable and accrued liabilities:
Management and advisory fees	121
Distribution and service fees	21
Administration fees	3
Payable for collateral for securities on loan	14,814
Other	29
15,586
Net Assets	$165,499
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$154,542
Undistributed net investment income (loss)	1,218
Undistributed net realized gain (loss) from investment securities	2,898
Net unrealized appreciation (depreciation) on investment securities	6,841
Net Assets	$165,499
Net Assets by Class:
Class A	$71,364
Class I	94,135
Shares Outstanding:
Class A	6,529
Class I	8,593
Net Asset Value and Offering Price Per Share:
Class A	$10.93
Class I	10.95

STATEMENT OF OPERATIONS
For the period ended October 31, 2005 (a)
(all amounts in thousands)

Investment Income:
Interest	$72
Dividends	2,511
Income from loaned securities–net	7
2,590
Expenses:
Management and advisory fees	1,064
Distribution and service fees:
Class A	148
Transfer agent fees:
Class A	1
Class I	1
Printing and shareholder reports	1
Custody fees	21
Administration fees	25
Legal fees	7
Audit fees	15
Trustees fees	4
Registration fees:
Class A	5
Class I	7
Other	1
Total expenses	1,300
Net Investment Income (Loss)	1,290
Net Realized and Unrealized Gain (Loss):
Realized gain (loss) from investment securities	2,898
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	6,841
Net Gain (Loss) on Investment Securities	9,739
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,029

(a)  TA IDEX UBS Large Cap Value ("the Fund") commenced operations on Novermber 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX UBS Large Cap Value

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$1,290
Net realized gain (loss) from investment securities	2,898
Net unrealized appreciation (depreciation) on investment securities	6,841
11,029
Distributions to Shareholders:
From net investment income:
Class I	(72)
(72)
Capital Share Transactions:
Proceeds from shares sold:
Class A	67,684
Class I	86,786
154,470
Dividends and distributions reinvested:
Class I	72
72
154,542
Net increase (decrease) in net assets	165,499
Net Assets:
Beginning of period	–
End of period	$165,499
Undistributed Net Investment Income (Loss)	$1,218
Share Activity:
Shares issued:
Class A	6,529
Class I	8,586
15,115
Shares issued–reinvested from distributions:
Class I	7
7
Net increase (decrease) in shares outstanding:
Class A	6,529
Class I	8,593
15,122

(a)  TA IDEX UBS Large Cap Value ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX UBS Large Cap Value

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout the period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.43	$0.06	$0.44	$0.50	$–	$–	$–	$10.93
Class I	10/31/2005	10.00	0.12	0.84	0.96	(0.01)	–	(0.01)	10.95

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	4.79%	$71,364	1.27%	1.27%	0.80%	43%
Class I	10/31/2005	9.60	94,135	0.92	0.92	1.14	43

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on a initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is caluclated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX UBS Large Cap Value ("the Fund") commenced operations on November 8, 2004. The inception dates for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX UBS Large Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TA IDEX UBS Large Cap Value (the "Fund") began operations on November 8, 2004.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, Class A and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. The initial sales charge currently is waived as this Fund is available for investment only by certain strategic asset allocation funds. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Class I shares are offered for investment to the asset allocation funds of AEGON/Transamerica Series Trust (ATST).

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the period from inception through October 31, 2005, of $49 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $3, earned by IBT for its services.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX UBS Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the period from inception through October 31, 2005, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$10,669	6.45%
TA IDEX Asset Allocation– Moderate Portfolio	60,665	36.66%
Asset Allocation– Conservative Portfolio	25,412	15.35%
Asset Allocation– Growth Portfolio	68,681	41.50%
Total	$165,427	99.96%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.85% of the first $200 million of ANA
0.80% of the next $550 million of ANA
0.75% of the next $250 million of ANA
0.70% of ANA over $1 billion

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated annual limit:

From November 8, 2004 through May 27, 2005:

1.05% Expense Limit (including 12b-1 fees)

From May 28, 2005 on:

1.05% Expense Limit (excluding 12b-1 fees)

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the period from inception through October 31, 2005. There are no amounts subject to recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS less than $1 for the period from inception through October 31, 2005.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the period from inception through October 31, 2005, were $10.

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX UBS Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception through October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$201,074
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	51,705
U.S. Government	–

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 was as follows:

2005 Distributions paid from:
Ordinary Income	$72
Long-term Capital Gain	–

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$4,116
Undistributed Long-term Capital Gains	$–
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$6,841

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$171,703
Unrealized Appreciation	$10,234
Unrealized (Depreciation)	(3,393)
Net Unrealized Appreciation (Depreciation)	$6,841

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX UBS Large Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX UBS Large Cap Value (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations , the changes in its net assets and the financial highlights for the period November 8, 2004 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX UBS Large Cap Value (unaudited)

A discussion regarding the basis of Transamerica IDEX Mutual Funds' Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX UBS Large Cap Value

SUPPLEMENTAL INFORMATION (unaudited)
TAX INFORMATION

For dividends paid during the period from inception through October 31, 2005, the Fund designated $2,428 as qualified dividend income.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

Transamerica IDEX Mutual Funds

Annual Report 2005

15

TA IDEX Van Kampen Emerging Markets Debt

MARKET ENVIRONMENT

Against the backdrop of growing global growth, emerging markets bonds delivered strong returns for the twelve month period ended October 31, 2005. A flattening yield curve in the U.S. and improving fundamentals in emerging market economies combined to bolster interest in the asset class. As energy prices rose, investors rewarded debt issued by oil-producing countries, while lower-rated credits were boosted by investor's quest for yield. Throughout the period, lower-rated debt outperformed.

After hawkish comments from the Federal Open Market Committee drove global bond markets down in the first quarter of 2005, emerging markets debt rallied briskly during the second quarter of 2005. A rally in the long-term U.S. Treasury was a primary support for this upswing. Emerging market debt also benefited as volatility across financial markets declined and investor risk appetite increased toward the end of the quarter. During the third quarter of 2005, emerging markets bonds continued their advance. Fundamentals for emerging market economies strengthened as most countries experienced improving terms of trade and increasing levels of international reserves. These factors allowed the asset class to shrug off negative external market conditions such as worrisome inflation data and economic uncertainty in the U.S.

Like most asset classes, emerging market bonds retreated in the final weeks of the period. Increased global risk aversion and inflation concerns were the primary driver of volatility across financial markets during October. Apprehension about coordinated rate hikes in the developed world further fueled widening of emerging markets bond spreads.

PERFORMANCE

For the period from inception November 8, 2004 through October 31, 2005, TA IDEX Van Kampen Emerging Markets Debt, Class I returned 9.36%. By comparison its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI Global) Index, returned 10.12%.

STRATEGY REVIEW

We maintained a slightly defensive risk bias for much of the period. The portfolio was overweighted relative to its index in Argentina, Turkish local markets and in Russia, based on the belief that bonds in these countries had yet to reflect fully the ongoing improvement in economic fundamentals. The portfolio included exposure to the local markets of Argentina, Brazil and Turkey. We underweighted the debt of Ecuador based on our concerns about the country's ability to service its debts beyond 2005, despite high oil revenues and manageable financing requirements for 2005. The portfolio was also underweighted relative to its index in Brazil and certain Asian credits due to concerns that valuations have outpaced fundamentals in the final months of the period.

Like most credit markets, the emerging debt markets have benefited in recent years from generous global liquidity conditions and strong global growth. The recent modest decline in emerging market bond prices, however, reflects the growing consensus that higher interest rates in the U.S. and the possibility of higher rates in Europe and Japan will remove some of the abundant financial market liquidity and likely cap the upside of most fixed income asset classes in the months ahead. We also believe that some caution is warranted as many emerging market countries are at the beginning of what is likely to be a noisy political calendar with many important regional and presidential elections slated for 2006.

Although Argentine debt hindered the portfolio's progress at points early in the reporting period, the decision to overweight that country served the portfolio well for the period overall. As that country moved forward with its debt restructuring, the portfolio benefited from both its overall exposure as well as strong security selection. Argentine debt continued to rise in the third quarter, helped by encouraging economic data as well as from increasing investor interest.

The portfolio's overweight in Russia relative to its index also benefited relative returns. Improving fiscal surpluses, a ratings upgrade and that country's repayment of International Monetary Funds ("IMF") debt were among the factors providing support. An overweight in Turkish local-market debt, as well as security selection there, also proved advantageous.

The portfolio's exposure to the Philippines produced more mixed results over the course of the period against a changing political landscape and fluctuating outlook for fiscal reform measures. The portfolio's returns during the third quarter of 2005 were further tempered by its underweighting in Ecuadorian bonds, which rose sharply as oil prices remained high in the aftermath of Hurricanes Katrina and Rita.

Investment Team
Morgan Stanley Investment Management Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Van Kampen Emerging Markets Debt

Comparison of change in value of $10,000 investment in Class I shares and its comparative index.

Total Return for Period Ended 10/31/05

	From Inception	Inception Date
Class A (NAV)	4.90%	3/1/05
Class I (NAV)	9.36%	11/8/04
EMBI Global[1]	10.12%	11/8/04

NOTES

1  The J.P. Morgan Emerging Markets Bond (EMBI Global) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class I shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Class A shares are sold without a sales load.

Investing in emerging markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

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TA IDEX Van Kampen Emerging Markets Debt

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transactional costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,068.80	1.46%	$7.61
Hypothetical (b)	1,000.00	1,017.85	1.46	7.43
Class I
Actual	1,000.00	1,070.40	1.07	5.58
Hypothetical (b)	1,000.00	1,019.81	1.07	5.45

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHIC PRESENTATION OF SCHEDULE OF INVESTMENTS
By Region
At October 31, 2005

This chart shows the percentage breakdown by region of the Fund's total investment securities.

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TA IDEX Van Kampen Emerging Markets Debt

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (73.7%)
Argentine Republic
5.83%, due 12/31/2033	$24,930	$10,471
8.28%, due 12/31/2033	110	105
1.33%, due 12/31/2038 (a)	150	55
0.00%, due 04/10/2049 *❖	2,310	970
Malaysia Government 8.75%, due 06/01/2009 7.50%, due 07/15/2011	5,570 2,700	6,251 3,021
Republic of Brazil 14.50%, due 10/15/2009 10.50%, due 07/14/2014 8.00%, due 01/15/2018 8.00%, due 01/15/2018 8.88%, due 10/14/2019 5.19%, due 04/15/2024 * 6.00%, due 04/15/2024 * 8.88%, due 04/15/2024	6,550 2,580 2,350 6,881 9,873 3,900 1,200 1,210	8,341 3,024 2,428 7,101 10,416 3,705 1,131 1,252
Republic of Bulgaria 8.25%, due 01/15/2015	2,950	3,532
Republic of Colombia 9.75%, due 04/09/2011 9.75%, due 04/09/2011 8.25%, due 12/22/2014 11.75%, due 02/25/2020 8.13%, due 05/21/2024 10.38%, due 01/28/2033	870 465 700 890 1,500 430	991 530 757 1,197 1,554 537
Republic of Ivory Coast 2.50%, due 03/29/2018 ❖	495	85
Republic of Nigeria 6.25%, due 11/15/2020	2,750	2,729
Republic of Panama 9.63%, due 02/08/2011 10.75%, due 05/15/2020 9.38%, due 04/01/2029	2,460 590 850	2,829 801 1,039
Republic of Peru 9.88%, due 02/06/2015 8.38%, due 05/03/2016 8.75%, due 11/21/2033	1,180 1,700 1,710	1,454 1,917 1,967
Republic of the Philippines 8.88%, due 03/17/2015 10.63%, due 03/16/2025 9.50%, due 02/02/2030	9,230 2,450 10,550	9,749 2,827 11,130
Republic of Turkey 11.00%, due 01/14/2013 7.38%, due 02/05/2025	3,130 2,650	3,940 2,624

	Principal	Value
Republic of Venezuela
10.75%, due 09/19/2013	$4,100	$5,002
8.50%, due 10/08/2014	1,600	1,744
9.38%, due 01/13/2034	7,912	9,202
Russian Federation 8.25%, due 03/31/2010 11.00%, due 07/24/2018 12.75%, due 06/24/2028 5.00%, due 03/31/2030 (b)	4,820 7,400 6,720 10,140	5,144 10,796 12,151 11,272
State of Qatar 9.75%, due 06/15/2030	1,220	1,809
United Mexican States 10.38%, due 02/17/2009 8.38%, due 01/14/2011 8.13%, due 12/30/2019 11.50%, due 05/15/2026 8.30%, due 08/15/2031	3,550 11,250 3,020 940 2,560	4,104 12,797 3,612 1,490 3,136
Total Foreign Government Obligations (cost: $189,458)		192,719
CORPORATE DEBT SECURITIES (19.4%)
Commercial Banks (1.1%)
Banco Abn Amro Real S.A.–144A Zero Coupon, due 07/21/2006	1,860	2,017
Banque Centrale de Tunisie 7.38%, due 04/25/2012	850	940
Holding & Other Investment Offices (0.2%)
Satelites Mexicanos 0.00%, due 11/01/2034 ❖	1,013	527
Mortgage Bankers & Brokers (2.4%)
Aries Vermoegensverwaltungs 9.60%, due 10/25/2014	5,000	6,406
Oil & Gas Extraction (8.9%)
Gaz Capital for Gazprom 8.63%, due 04/28/2034	3,230	4,067
Pemex Project Funding Master Trust 5.17%, due 06/15/2010 * 9.13%, due 10/13/2010 9.75%, due 09/15/2027 9.75%, due 09/15/2027	2,700 3,500 660 990	2,798 4,020 849 1,274
Pemex Project Funding Master Trust–144A 5.17%, due 06/15/2010 * 8.88%, due 12/01/2023 9.75%, due 09/15/2027 9.75%, due 09/15/2027	1,500 1,750 2,000 3,070	1,554 2,083 2,584 3,966
Paper & Paper Products (3.7%)
Empresa Nacional de Petroleo 6.75%, due 11/15/2012	3,150	3,355

The notes to the financial statements are an integral part of this report.

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TA IDEX Van Kampen Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Paper & Paper Products (continued)
Pindo Deli Finance Mauritius
0.00%, due 04/29/2018 *	$1,500	$330
5.25%, due 04/29/2018 *	1,500	788
Pindo Deli Finance Mauritius–144A 4.68%, due 04/29/2015 * 4.68%, due 04/29/2018 * 4.68%, due 04/29/2018 * 0.00%, due 04/29/2027 *	365 950 984 1,915	305 499 821 421
Tjiwi Kimia Finance Mauritius, Ltd. 5.25%, due 04/28/2018 * 5.25%, due 04/28/2018 * 0.00%, due 04/28/2027 *	1,054 1,000 1,500	907 660 413
Tjiwi Kimia Finance Mauritius, Ltd.–144A 5.25%, due 04/29/2015 * 5.25%, due 04/28/2018 * 0.00%, due 04/29/2027 *	329 846 1,045	283 558 287
Security & Commodity Brokers (3.1%)
Citigroup Global Markets Holdings, Inc.–144A Zero Coupon, due 04/13/2006 Zero Coupon, due 05/25/2006	1,600 2,500	2,092 2,773
Credit Suisse First Boston, Note 7.20%, due 08/20/2011	3,100	3,134
Total Corporate Debt Securities (cost: $49,163)		50,711
Total Investment Securities (cost: $238,621)		$243,430
SUMMARY:
Investment securities, at value	93.1%	$243,430
Other assets in excess of liabilities	6.9%	18,174
Net assets	100.0%	$261,604

FUTURES CONTRACTS:

	Contracts	Settlement Date	Amount	Net Unrealized Appreciation (Depreciation)
U.S. 2 Year Note (CBT) d	314	12/30/2005	$(64,434)	$467
			$(64,434)	$467

NOTES TO SCHEDULE OF INVESTMENTS:

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

❖  Securities are currently in default on interest payments.

(a)  Argentine Republic has a coupon rate of 1.33% until 03/31/2009, a coupon rate of 2.50% until 03/31/2019, a coupon rate of 3.75% until 03/31/2029, and thereafter the coupon rate will be 5.25%.

(b)  Russian Federation has a coupon rate of 5.00% until 03/31/2007, thereafter the coupon rate will become 7.50%.

d  At October 31, 2005, the Fund has cash in the amount of $134, segregated with the custodian to cover margin requirements for open future contracts.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $20,243 or 7.7% of the net assets of the Fund.

CBT  Chicago Board of Trade

The notes to the financial statements are an integral part of this report.

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5

TA IDEX Van Kampen Emerging Markets Debt

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $238,621)	$243,430
Cash	14,815
Receivables:
Shares of beneficial interest sold	2,073
Interest	3,599
Variation margin	5
Other	46
263,968
Liabilities:
Investment securities purchased	1,533
Accounts payable and accrued liabilities:
Management and advisory fees	224
Distribution and service fees	36
Administration fees	4
Dividends to shareholders	525
Other	42
2,364
Net Assets	$261,604
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$255,257
Undistributed net investment income (loss)	(25)
Undistributed net realized gain (loss) from investment securities and futures contracts	1,096
Net unrealized appreciation (depreciation) on:
Investment securities	4,809
Futures contracts	467
Net Assets	$261,604
Net Assets by Class:
Class A	$125,582
Class I	136,022
Shares Outstanding:
Class A	12,020
Class I	13,010
Net Asset Value and Offering Price Per Share:
Class A	$10.45
Class I	10.45

STATEMENT OF OPERATIONS
For the period ended October 31, 2005 (a)
(all amounts in thousands)

Investment Income:
Interest	$7,805
Expenses:
Management and advisory fees	1,237
Distribution and service fees:
Class A	200
Printing and shareholder reports	2
Custody fees	77
Administration fees	26
Legal fees	6
Audit fees	22
Trustees fees	4
Registration fees:
Class A	10
Class I	9
Other	1
Total expenses	1,594
Net Investment Income (Loss)	6,211
Net Realized Gain (Loss) from:
Investment securities	1,204
Futures contracts	(108)
1,096
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	4,809
Futures contracts	467
5,276
Net Gain (Loss) on Investment Securities and Futures Contracts	6,372
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,583

(a)  TA IDEX Van Kampen Emerging Markets Debt ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

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Annual Report 2005

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TA IDEX Van Kampen Emerging Markets Debt

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$6,211
Net realized gain (loss) from investment securities and futures contracts	1,096
Net unrealized appreciation (depreciation) on investment securities and futures contracts	5,276
12,583
Distributions to Shareholders:
From net investment income:
Class A	(2,621)
Class I	(3,615)
(6,236)
Capital Share Transactions:
Proceeds from shares sold:
Class A	119,971
Class I	129,575
249,546
Dividends and distributions reinvested:
Class A	2,378
Class I	3,333
5,711
255,257
Net increase (decrease) in net assets	261,604
Net Assets:
Beginning of period	–
End of period	$261,604
Undistributed Net Investment Income (Loss)	$(25)
Share Activity:
Shares issued:
Class A	11,788
Class I	12,685
24,473
Shares issued–reinvested from distributions:
Class A	232
Class I	325
557
Net increase (decrease) in shares outstanding:
Class A	12,020
Class I	13,010
25,030

(a)  TA IDEX Van Kampen Emerging Markets Debt ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

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TA IDEX Van Kampen Emerging Markets Debt

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout the period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.00	$0.31	$0.46	$0.77	$(0.32)	$–	$(0.32)	$10.45
Class I	10/31/2005	10.00	0.49	0.45	0.94	(0.49)	–	(0.49)	10.45

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	4.90%	$125,582	1.42%	1.42%	4.53%	67%
Class I	10/31/2005	9.36	136,022	1.07	1.07	4.91	67

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursments by the investment adviser.

(g)  TA IDEX Van Kampen Emerging Markets Debt ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

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Annual Report 2005

8

TA IDEX Van Kampen Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TA IDEX Van Kampen Emerging Markets Debt (the "Fund") began operations on November 8, 2004.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, Class A and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. The initial sales charge currently is waived as this Fund is available for investment only by certain strategic asset allocation funds. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Class I shares are offered for investment to the asset allocation funds of AEGON/Transamerica Series Trust (ATST).

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Fund's net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not "readily available." As a result, foreign equity securities held by the Fund may be valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Van Kampen Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Futures contracts: The Fund may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

Open futures contracts at October 31, 2005, are listed in the Schedule of Investments.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the period from inception through October 31, 2005, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation– Conservative Portfolio	$13,789	5.27%
TA IDEX Asset Allocation– Growth Portfolio	22,634	8.65%
TA IDEX Asset Allocation– Moderate Growth Portfolio	58,540	22.38%
TA IDEX Asset Allocation– Moderate Portfolio	30,617	11.70%
Asset Allocation–Conservative Portfolio	7,950	3.04%
Asset Allocation–Growth Portfolio	25,074	9.58%
Asset Allocation–Moderate Growth Portfolio	76,953	29.41%
Asset Allocation–Moderate Portfolio	24,666	9.43%
Total	$260,223	99.46%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.95% of the first $250 million of ANA
0.90% of the next $250 million of ANA
0.80% of ANA over $500 million

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Van Kampen Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 2.–(continued)

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated annual limit:

From November 8, 2004 through May 27, 2005:

1.15% Expense Limit (including 12b-1 fees)

From May 28, 2005 on:

1.15% Expense Limit (excluding 12b-1 fees)

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the period from inception through October 31, 2005. There were no amounts available for recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS less than $1 for the period from inception through October 31, 2005.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception through October 31, 2005, were as follows:

Purchases of securities:

Long-Term	$319,418
U.S. Government	–

Proceeds from maturities and sales of securities:

Long-Term	–
U.S. Government	82,052

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, dividends payable, defaulted bonds and foreign currency transactions.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2005 was as follows:

2005 Distributions paid from:

Ordinary Income	$6,236
Long-term capital gain	–

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$1,428
Undistributed Long-term Capital Gains	$215
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$4,704	*

*  Amount includes unrealized appreciation (depreciation) from futures.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$238,726
Unrealized Appreciation	$5,583
Unrealized (Depreciation)	(879)
Net Unrealized Appreciation (Depreciation)	$4,704

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Van Kampen Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Van Kampen Emerging Markets Debt

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Van Kampen Emerging Markets Debt (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations , the changes in its net assets and the financial highlights for the period November 8, 2004 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Van Kampen Emerging Markets Debt (unaudited)

A discussion regarding the basis of Transamerica IDEX Mutual Funds' Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TA IDEX Van Kampen Small Company Growth

MARKET ENVIRONMENT

During the reporting period ending October 31, 2005 the stock market advanced at a respectable, although uneven, clip. The economy continued to grow, companies generally met or exceeded their earnings targets, and core inflation, which excludes food and energy, remained tame. Increased merger-and-acquisition activity and several high-profile initial public offerings boosted interest in stocks, particularly during the final months of 2004. Despite little relief from high prices at the gas pump, consumers, for the most part, continued to spend.

However, volatility and pockets of poorer sentiment were not uncommon. The market's most significant uncertainties included the high price of crude oil and the rising interest rate environment. Energy prices skyrocketed, driven by tight supply, rising demand, and geopolitical instability. The Gulf Coast hurricanes intensified concerns about oil and natural gas production and the impact that rising prices would have on consumer spending. The Federal Reserve Board continued its series of interest rate increases, disappointing some investors who believed a prolonged monetary tightening policy could potentially stifle economic growth. Against this backdrop, the period ended on a more downbeat note.

For the period overall, value stocks outperformed growth stocks, and mid- and small-capitalization stocks outperformed their large-cap counterparts. On a sector basis, energy stocks led the market, supported by a supply-demand imbalance.

PERFORMANCE

For the period from inception November 8, 2004 through October 31, 2005, TA IDEX Van Kampen Small Company Growth, Class I returned 12.80%. By comparison its benchmark, the Russell 2000 Growth Index ("Russell 2000 Growth"), returned 6.84%.

STRATEGY REVIEW

Throughout the period, we used our intensive fundamental research process to seek high-quality growth companies. Our investment discipline favors companies that have high barriers to entry, business visibility, rising return on invested capital, free cash flow and a favorable risk/ reward profile. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

As of the end of the reporting period, consumer discretionary was the portfolio's largest sector weight and largest overweight versus the Russell 2000 Growth. Meanwhile, the portfolio's largest underweight was in the technology sector.

The portfolio outperformed the Russell 2000 Growth due to stock selection, while sector allocation also added positively to relative performance. In particular, the portfolio benefited from stock selection in the technology, utilities and financial services sectors. Within technology, holdings in the communications technology industry and computer services and software industry were notable contributors. Among the portfolio's utilities stake, exposure to gas distributors proved particularly beneficial. Diversified financials were a notable boon within the portfolio's financial stake. Also on the upside, energy stocks buoyed performance, due primarily to crude oil producer holdings. In terms of broader sector weightings, the portfolio's performance relative to the index benefited from underweightings in technology and financial services, as well as from a modest overweighting in utilities stocks.

In contrast, stock selection in the integrated oils industry detracted from performance. A sector overweight in the consumer staples sector also slowed the portfolio's pace. Despite advantageous stock selection within the consumer discretionary sector, the portfolio's relative performance was hindered by its large overweight to the sector.

Investment Team

Morgan Stanley Investment Management Inc.

This Fund is only available for investment by the Asset Allocation Portfolios.

Transamerica IDEX Mutual Funds

Annual Report 2005

1

TA IDEX Van Kampen Small Company Growth

Comparison of change in value of $10,000 investment in Class I shares and its comparative index.

Total Return for Period Ended 10/31/05

	From Inception	Inception Date
Class A (NAV)	4.94%	3/1/05
Class I (NAV)	12.80%	11/8/04
Russell 2000 Growth[1]	6.84%	11/8/04

NOTES

1  The Russell 2000 Growth (Russell 2000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class I shares. Source: Standard & Poor's Micropal®© Micropal, Inc. 2005 – 1-800-596-5323 – http://www.funds-sp.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Class A shares are sold without a sales load.

Investing in small cap stocks generally involves greater risks so an investment in the Fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica IDEX Mutual Funds

Annual Report 2005

2

TA IDEX Van Kampen Small Company Growth

UNDERSTANDING YOUR FUND'S EXPENSES
(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses. Shares of the fund currently are sold only to certain Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Trust (an affiliate of Transamerica IDEX Mutual Funds) asset allocation funds at net asset value, without any transactional costs.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2005 and held for the entire period until October 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,131.70	1.44%	$7.74
Hypothetical (b)	1,000.00	1,017.95	1.44	7.32
Class I
Actual	1,000.00	1,132.50	1.05	5.64
Hypothetical (b)	1,000.00	1,019.91	1.05	5.35

(a)  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS
By Sector
At October 31, 2005

This chart shows the percentage breakdown by sector of the Fund's total investment securities.

Transamerica IDEX Mutual Funds

Annual Report 2005

3

TA IDEX Van Kampen Small Company Growth

SCHEDULE OF INVESTMENTS
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.3%)
Agriculture (1.1%)
VCA Antech, Inc. ‡†	66,220	$1,708
Amusement & Recreation Services (4.1%)
Gaylord Entertainment Co. ‡	85,240	3,365
Lakes Entertainment, Inc. ‡†	57,015	533
WMS Industries, Inc. ‡†	106,235	2,670
Apparel & Accessory Stores (2.7%)
Carter's, Inc. ‡	40,795	2,576
Citi Trends, Inc. ‡†	59,510	1,704
Apparel Products (0.8%)
Maidenform Brands, Inc. ‡	108,150	1,362
Business Services (4.5%)
Akamai Technologies, Inc. ‡	124,910	2,166
Focus Media Holding Ltd., ADR ‡	59,400	1,560
Macquarie Infrastructure Co. Trust	76,630	2,299
Netease.com, ADR ‡†	16,900	1,289
Chemicals & Allied Products (0.9%)
Nuco2, Inc. ‡	63,935	1,464
Communication (1.0%)
SBA Communications Corp. ‡	114,375	1,689
Computer & Data Processing Services (9.2%)
Bankrate, Inc. ‡†	35,800	957
Blackboard, Inc. ‡†	66,225	1,861
CNET Networks, Inc. ‡	150,413	2,044
Convera Corp. ‡†	77,500	849
NetFlix, Inc. ‡†	70,190	1,854
Salesforce.com, Inc. ‡†	123,940	3,097
Shanda Interactive Entertainment, Ltd., ADR ‡†	31,455	779
Sina Corp. ‡†	24,945	632
Take-Two Interactive Software, Inc. ‡†	43,225	893
THQ, Inc. ‡	80,197	1,859
Educational Services (4.3%)
Ambassadors Group, Inc.	101,630	2,640
Strayer Education, Inc. †	47,310	4,235
Electronic Components & Accessories (1.6%)
Tessera Technologies, Inc. ‡	95,005	2,651
Engineering & Management Services (0.7%)
Washington Group International, Inc. ‡†	22,040	1,095
Environmental Services (2.6%)
Stericycle, Inc. ‡	72,929	4,198
Food & Kindred Products (2.1%)
Peet's Coffee & Tea, Inc. ‡†	58,925	1,960
TreeHouse Foods, Inc. ‡	56,640	1,464

	Shares	Value
Food Stores (1.1%)
Pantry, Inc. (The) ‡	43,725	$1,692
Furniture & Home Furnishings Stores (1.1%)
Tuesday Morning Corp.	71,195	1,708
Hotels & Other Lodging Places (2.4%)
Great Wolf Resorts, Inc. ‡	99,536	876
Kerzner International, Ltd. ‡	50,630	2,954
Industrial Machinery & Equipment (1.3%)
Middleby Corp. ‡	28,325	2,054
Instruments & Related Products (0.5%)
Cyberonics, Inc. ‡†	25,900	778
Lumber & Construction Materials (1.0%)
Beacon Roofing Supply, Inc. ‡	61,060	1,664
Management Services (1.7%)
Corporate Executive Board Co.	33,250	2,748
Manufacturing Industries (1.8%)
Shuffle Master, Inc. ‡†	56,895	1,443
Yankee Candle Co., Inc.	63,210	1,429
Medical Instruments & Supplies (3.7%)
American Medical Systems Holdings, Inc. ‡	55,710	911
Animas Corp. ‡†	60,580	997
Techne Corp. ‡	75,058	4,070
Oil & Gas Extraction (5.2%)
Gasco Energy, Inc. ‡†	310,495	1,888
Petrohawk Energy Corp. ‡	72,925	901
Quicksilver Resources, Inc. ‡†	39,115	1,515
Range Resources Corp.	114,945	4,102
Paper & Paper Products (0.9%)
Neenah Paper, Inc.	49,340	1,433
Personal Services (1.0%)
Coinstar, Inc. ‡†	63,685	1,616
Pharmaceuticals (4.6%)
Adams Respiratory Therapeutics, Inc. ‡	32,437	1,213
Dade Behring Holdings, Inc.	85,680	3,085
Flamel Technologies, ADR ‡†	39,330	701
Idexx Laboratories, Inc. ‡	25,215	1,768
Noven Pharmaceuticals, Inc. ‡	45,945	647
Primary Metal Industries (0.7%)
Texas Industries, Inc.	22,700	1,126
Real Estate (3.4%)
Desarrolladora Homex SA de CV, ADR ‡†	105,620	3,157
Housevalues, Inc. ‡†	50,160	738
Jones Lang Lasalle, Inc.	32,970	1,658

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

4

TA IDEX Van Kampen Small Company Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Shares	Value
Research & Testing Services (3.2%)
Advisory Board Co. (The) ‡	78,680	$3,796
Gen-Probe, Inc. ‡	31,265	1,277
Restaurants (3.7%)
AFC Enterprises	114,770	1,331
BJ's Restaurants, Inc. ‡	103,270	2,241
PF Chang's China Bistro, Inc. ‡†	52,855	2,418
Retail Trade (4.6%)
Blue Nile, Inc. ‡†	83,100	2,981
Build-A-Bear Workshop, Inc. ‡†	70,685	1,694
CKX, Inc. ‡	113,585	1,424
Overstock.com, Inc. ‡†	38,585	1,286
Security & Commodity Brokers (3.5%)
Calamos Asset Management, Inc.–Class A	65,375	1,588
Greenhill & Co., Inc. †	84,153	4,035
Shoe Stores (0.6%)
Eddie Bauer Holdings, Inc. ‡	41,355	951
Social Services (1.8%)
Bright Horizons Family Solutions, Inc. ‡	73,215	2,926
Stone, Clay & Glass Products (1.0%)
Eagle Materials, Inc.	16,468	1,638
Tobacco Products (1.2%)
Loews Corp.–Carolina Group	45,925	1,890
Transportation Equipment (0.9%)
Polaris Industries, Inc.	33,600	1,515
Trucking & Warehousing (3.1%)
Landstar System, Inc.	129,125	4,974
Wholesale Trade Durable Goods (1.9%)
SCP Pool Corp.	85,710	3,083
Wholesale Trade Nondurable Goods (2.8%)
Provide Commerce, Inc. ‡†	43,275	1,053
Rocky Mountain Chocolate Factory, Inc.	28,090	446
Tractor Supply Co. ‡	61,851	3,000
Total Common Stocks (cost: $148,262)		151,872
	Principal	Value
SECURITY LENDING COLLATERAL (23.6%)
Debt (21.9%)
Bank Notes (1.5%)
Bank of America
3.81%, due 06/07/2006 *	$1,070	$1,070
3.81%, due 08/10/2006 *	1,061	1,061
Credit Suisse First Boston Corp. 4.11%, due 03/10/2006 *	212	212

	Principal	Value
Certificates Of Deposit (1.6%)
Canadian Imperial Bank of Commerce 4.07%, due 11/04/2005 *	$849	$849
Harris Trust & Savings Bank 3.80%, due 11/04/2005 *	676	676
Rabobank Nederland 4.03%, due 05/31/2006 *	1,061	1,061
Commercial Paper (4.7%)
Ciesco LLC 4.00%, due 11/03/2005	1,060	1,060
General Electric Capital Corp. 3.96%, due 12/05/2005	849	849
Paradigm Funding LLC–144A 4.01%, due 11/07/2005	846	846
Park Avenue Receivables Corp.–144A 4.03%, due 12/02/2005	840	840
Preferred Receivables Corp.–144A 4.04%, due 12/05/2005	637	637
Ranger Funding Co. LLC–144A 3.99%, due 11/15/2005	632	632
Sheffield Receivables Corp.–144A 4.01%, due 11/08/2005	637	637
Yorktown Capital LLC 3.97%, due 11/09/2005 3.93%, due 11/17/2005	1,058 1,054	1,058 1,054
Euro Dollar Overnight (5.2%)
Bank of Montreal 3.79%, due 11/01/2005	637	637
Barclays 3.80%, due 11/04/2005	849	849
BNP Paribas 3.83%, due 11/02/2005	1,273	1,273
Deutsche Bank 3.80%, due 11/02/2005	2,122	2,122
HSBC Banking/Holdings PLC 3.84%, due 11/07/2005	637	637
Royal Bank of Scotland 3.76%, due 11/01/2005	849	849
Svenska Handlesbanken 4.03%, due 11/01/2005	1,093	1,093
UBS AG 3.80%, due 11/03/2005	849	849
Euro Dollar Terms (1.8%)
Royal Bank of Scotland 4.00%, due 12/12/2005	849	849
UBS AG 4.02%, due 12/01/2005	849	849
Wells Fargo 3.96%, due 11/14/2005	1,273	1,273

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

5

TA IDEX Van Kampen Small Company Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2005
(all amounts except share amounts in thousands)

	Principal	Value
Promissory Notes (0.5%)
Goldman Sachs Group, Inc. 4.02%, due 12/28/2005	$891	$891
Repurchase Agreements (6.6%) ††
Credit Suisse First Boston Corp. 4.10%, dated 10/31/2005 to be repurchased at $1,447 on 11/01/2005	1,446	1,446
Goldman Sachs Group, Inc. (The) 4.10%, dated 10/31/2005 to be repurchased at $3,608 on 11/01/2005	3,608	3,608
Lehman Brothers, Inc. 4.10%, dated 10/31/2005 to be repurchased at $100 on 11/01/2005	100	100
Merrill Lynch & Co. 4.10%, dated 10/31/2005 to be repurchased at $4,245 on 11/01/2005	4,245	4,245
Morgan Stanley Dean Witter & Co. 4.17%, dated 10/31/2005 to be repurchased at $1,273 on 11/01/2005	1,272	1,272

	Shares	Value
Investment Companies (1.7%)
Money Market Funds (1.7%)
American Beacon Fund 1-day yield of 3.81%	915,098	$915
Barclays Global Investors Institutional Money Market Fund 1-day yield of 3.92%	848,935	849
Goldman Sachs Financial Square Prime Obligations Fund 1-day yield of 3.79%	132,237	132
Merrimac Cash Fund, Premium Class 1-day yield of 3.70% @	839,553	840
Total Security Lending Collateral (cost: $38,120)		38,120
Total Investment Securities (cost: $186,382)		$189,992
SUMMARY:
Investment securities, at value	117.9%	$189,992
Liabilities in excess of other assets	(17.9)%	(28,885)
Net assets	100.0%	$161,107

NOTES TO SCHEDULE OF INVESTMENTS:

‡  Non-income producing.

†  At October 31, 2005, all or a portion of this security is on loan (see Note 1). The value at October 31, 2005, of all securities on loan is $36,483.

*  Floating or variable rate note. Rate is listed as of October 31, 2005.

††  Cash collateral for the Repurchase Agreements, valued at $10,885, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%–9.86% and 12/31/2005–11/15/2096, respectively.

@  Regulated investment company advised by Investors Bank and Trust Co. ("IBT"). IBT is also the accounting, custody and lending agent for the Fund.

DEFINITIONS:

144A  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities aggregated $3,592 or 2.2% of the net assets of the Fund.

ADR  American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

6

TA IDEX Van Kampen Small Company Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2005
(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $186,382) (including securities loaned of $36,483)	$189,992
Cash	7,580
Receivables:
Investment securities sold	336
Shares of beneficial interest sold	2,362
Interest	62
Dividends	14
200,346
Liabilities:
Investment securities purchased	936
Accounts payable and accrued liabilities:
Management and advisory fees	131
Distribution and service fees	21
Administration fees	3
Payable for collateral for securities on loan	38,120
Other	28
39,239
Net Assets	$161,107
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$154,279
Undistributed net investment income (loss)	99
Undistributed net realized gain (loss) from investment securities	3,119
Net unrealized appreciation (depreciation) on investment securities	3,610
Net Assets	$161,107
Net Assets by Class:
Class A	$74,675
Class I	86,432
Shares Outstanding:
Class A	6,633
Class I	7,658
Net Asset Value and Offering Price Per Share:
Class A	$11.26
Class I	11.29

STATEMENT OF OPERATIONS
For the period ended October 31, 2005 (a)
(all amounts in thousands)

Investment Income:
Interest	$92
Dividends	738
Income from loaned securities–net	172
1,002
Expenses:
Management and advisory fees	707
Distribution and service fees:
Class A	112
Transfer agent fees:
Class A	1
Class I	1
Printing and shareholder reports	1
Custody fees	34
Administration fees	15
Legal fees	3
Audit fees	15
Trustees fees	2
Registration fees:
Class A	6
Class I	5
Other	1
Total expenses	903
Net Investment Income (Loss)	99
Net Realized and Unrealized Gain (Loss)
Realized gain (loss) from investment securities	3,119
Increase (decrease) in unrealized appreciation (depreciation) on investment securities	3,610
Net Gain (Loss) on Investment Securities	6,729
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,828

(a)  TA IDEX Van Kampen Small Company Growth ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of Share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

7

TA IDEX Van Kampen Small Company Growth

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(all amounts in thousands)

October 31, 2005 (a)
Increase (Decrease) In Net Assets From:
Operations:
Net investment income (loss)	$99
Net realized gain (loss) from investment securities	3,119
Net unrealized appreciation (depreciation) on investment securities	3,610
6,828
Capital Share Transactions:
Proceeds from shares sold:
Class A	71,534
Class I	82,745
154,279
Net increase (decrease) in net assets	161,107
Net Assets:
Beginning of period	–
End of period	$161,107
Undistributed Net Investment Income (Loss)	$99

October 31, 2005 (a)
Share Activity:
Shares issued:
Class A	6,633
Class I	7,658
14,291
Net increase (decrease) in shares outstanding:
Class A	6,633
Class I	7,658
14,291

(a)  TA IDEX Van Kampen Small Company Growth ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of Share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

8

TA IDEX Van Kampen Small Company Growth

FINANCIAL HIGHLIGHTS

		For a share of beneficial interest outstanding throughout the period
		Net Asset	Investment Operations			Distributions			Net Asset
	For the Period Ended (d)(g)	Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total Operations	From Net Investment Income	From Net Realized Gains	Total Distributions	Value, End of Period
Class A	10/31/2005	$10.73	$0.02	$0.51	$0.53	$–	$–	$–	$11.26
Class I	10/31/2005	10.00	0.01	1.28	1.29	–	–	–	11.29

			Ratios/Supplemental Data
	For the Period	Total	Net Assets, End of Period	Ratio of Expenses to Average Net Assets (a)		Net Investment Income (Loss) to Average	Portfolio Turnover
	Ended (g)	Return (c)	(000's)	Net (e)	Total (f)	Net Assets (a)	Rate (b)
Class A	10/31/2005	4.94%	$74,675	1.41%	1.41%	0.22%	75%
Class I	10/31/2005	12.80	86,432	1.07	1.07	0.06	75

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Annualized.

(b)  Not annualized.

(c)  Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d)  Per share information is calculated based on average number of shares outstanding.

(e)  Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see note 2).

(f)  Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g)  TA IDEX Van Kampen Small Company Growth ("the Fund") commenced operations on November 8, 2004. The inception date for the Fund's offering of share Class A was March 1, 2005.

The notes to the financial statements are an integral part of this report.

Transamerica IDEX Mutual Funds

Annual Report 2005

9

TA IDEX Van Kampen Small Company Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2005
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). TA IDEX Van Kampen Small Company Growth (the "Fund") began operations on November 8, 2004.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

This report should be read in conjunction with the current Fund prospectus, which contains more complete information about the Fund.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. In preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Multiple class operations, income and expenses: The Fund currently offers two classes of shares, Class A and Class I, each with a public offering price that reflects different sales charges, if any, and expense levels. The initial sales charge currently is waived as this Fund is available for investment only by certain strategic asset allocation funds. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Class I shares are offered for investment to the asset allocation funds of AEGON/Transamerica Series Trust (ATST).

Security valuations: The Fund values its investments at the close of the New York Stock Exchange ("NYSE"), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Fund's Administrative Valuation Committee, under the supervision of the Board's Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: The Fund may leave cash overnight in its cash account with the custodian, Investors Bank & Trust Company ("IBT"). IBT has been contracted on behalf of the Fund to invest the excess cash into a savings account, which at October 31, 2005, was paying an interest rate of 2.76%.

Repurchase agreements: The Fund is authorized to enter into repurchase agreements. The Fund, through its custodian, IBT, receives delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may place security transactions of the Fund with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions during the period from inception through October 31, 2005, of $38 are included in net realized gains in the Statement of Operations.

Securities lending: The Fund may lend securities to qualified borrowers, with IBT acting as the Fund's lending agent. The Fund earns negotiated lenders' fees. The Fund receives cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Fund monitors the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned. Income from loaned securities on the Statement of Operations is net of fees, in the amount of $74, earned by IBT for its services.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica IDEX Mutual Funds

Annual Report 2005

10

TA IDEX Van Kampen Small Company Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 1.–(continued)

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the period from inception through October 31, 2005, the Fund received no redemption fees.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Effective January 1, 2005 AEGON/Transamerica Fund Advisors, Inc. was renamed Transamerica Fund Advisors, Inc. ("TFAI"); AEGON/Transamerica Fund Services, Inc. and AEGON/Transamerica Investor Services, Inc. merged into one entity and was renamed Transamerica Fund Services, Inc. ("TFS").

TFAI is the Fund's investment adviser. TFS is the Fund's administrator and transfer agent. AFSG Securities Corp. ("AFSG") is the Fund's distributor/principal underwriter. TFAI, TFS , and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

The following schedule reflects the percentage of Fund assets owned by affiliated mutual funds:

	Net Assets	% of Net Assets
TA IDEX Asset Allocation–Growth Portfolio	$26,505	16.45%
TA IDEX Asset Allocation–Moderate Growth Portfolio	48,153	29.89%
Asset Allocation–Growth Portfolio	30,356	18.84%
Asset Allocation–Moderate Growth Portfolio	54,184	33.63%
Total	$159,198	98.81%

Investment advisory fees: The Fund pays management fees to TFAI based on average daily net assets ("ANA") at the following breakpoints:

0.95% of the first $500 million of ANA
0.85% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses exceed the following stated annual limit:

From November 8, 2004 through May 27, 2005:

1.15% Expense Limit (including 12b-1 fees)

From May 28, 2005 on:

1.15% Expense Limit (excluding 12b-1 fees)

If total fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay that adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured during the period from inception through October 31, 2005. There are no amounts subject to recapture at October 31, 2005.

Distribution and service fees: The Fund has a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Fund. The Fund is authorized under the 12b-1 plan to pay fees on each class up to the following limits:

Class A	0.35%
Class I	N/A

In the case the Fund or a class of shares of the Fund is closed to new investors or investments, the Fund is authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. As of January 1, 2005 the Fund pays TFS an annual fee of 0.02% of ANA. Prior to January 1, 2005 the Fund paid TFS an annual fee of 0.015% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Fund pays TFS an annual per-account charge for each open and closed account. The Fund paid TFS less than $1 for the period from inception through October 31, 2005.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with an affiliate of the adviser for the period from inception through October 31, 2005, were $10.

NOTE 3.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception through October 31, 2005, were as follows:

Purchases of securities:
Long-Term	$199,932
U.S. Government	–
Proceeds from maturities and sales of securities:
Long-Term	54,752
U.S. Government	–

Transamerica IDEX Mutual Funds

Annual Report 2005

11

TA IDEX Van Kampen Small Company Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2005
(all amounts in thousands)

NOTE 4.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales.

The tax basis components of distributable earnings as of October 31, 2005, are as follows:

Undistributed Ordinary Income	$–
Undistributed Long-term Capital Gains	$3,264
Capital Loss Carryforward	$–
Net Unrealized Appreciation (Depreciation)	$3,564

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of October 31, 2005, are as follows:

Federal Tax Cost Basis	$186,428
Unrealized Appreciation	$12,181
Unrealized (Depreciation)	(8,617)
Net Unrealized Appreciation (Depreciation)	$3,564

NOTE 5.  REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Fund's investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Fund currently believes that the likelihood that any such action will have a material adverse impact on it is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund, will bear the costs regarding these regulatory matters.

Transamerica IDEX Mutual Funds

Annual Report 2005

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of
TA IDEX Van Kampen Small Company Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Van Kampen Small Company Growth (the "Fund") (one of the portfolios constituting the Transamerica IDEX Mutual Funds) at October 31, 2005, the results of its operations , the changes in its net assets and the financial highlights for the period November 8, 2004 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

December 22, 2005

Transamerica IDEX Mutual Funds

Annual Report 2005

13

TA IDEX Van Kampen Small Company Growth (unaudited)

A discussion regarding the basis of Transamerica IDEX Mutual Funds' Board of Trustees' approval of the fund's advisory arrangements will be available in the fund's semi-annual report for the period ending April 30, 2006.

Transamerica IDEX Mutual Funds

Annual Report 2005

14

TRANSAMERICA IDEX MUTUAL FUNDS

Management of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held By Trustee
INTERESTED TRUSTEES

Thomas P. O'Neill*** AEGON USA, Inc. 1111 North Charles Street Baltimore, MD 21201-5574 (DOB: 3/11/58)	Trustee	Indefinite** 2003–present	President, AEGON Financial Services Group, Inc., Financial Institution Division (2001–present); Trustee, AEGON/ Transamerica Series Trust (ATST) (2003–present); Director, Transamerica Income Shares, Inc. (TIS) (2003–present) & Transamerica Index Funds, Inc. (TIF) (2004–2004); Director, National Aquarium of Baltimore	84	N/A

Brian C. Scott*** Transamerica Fund Advisors, Inc. 570 Carillon Parkway St. Petersburg, FL 33716 (DOB: 9/29/43)	Trustee, President & Chief Executive Officer (CEO)	Indefinite** Trustee 2003–present; President, CEO 2002–present	Trustee (2003–present), President & CEO (2002–present), ATST; Director, TIS (2002–2005); President & Director, TIF (2002–2004); Manager, Transamerica Investment Management (2002-2005); Director (2002–present), CEO & President (2001–present), Transamerica Fund Advisors, Inc. (TFAI) & Transamerica Fund Services, Inc. (TFS); CEO, Transamerica Investors, Inc. (TII) (2003–present); Director, President & CEO, Endeavor Management Co. (2001–2002)	83	N/A

INDEPENDENT TRUSTEES

Peter R. Brown 8323 40th Place North St. Petersburg, FL 33709 (DOB: 5/10/28)	Chairman, Trustee	Indefinite** 1986–present	Chairman & Trustee, ATST (1986–present); Chairman (2003–present) & Director (2002–present), TIS; Chairman & Director, TIF (2002–2004); Chairman of the Board, Peter Brown Construction Company (1963–2000); Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.	84	N/A

Charles C. Harris 2840 West Bay Drive, #215 Belleair Bluffs, FL 33770 (DOB: 7/15/30)	Trustee	Indefinite** 1994–present	Trustee, ATST (1986–present); Director, TIS (2002–present)	84	N/A

Russell A. Kimball, Jr. 1160 Gulf Boulevard Clearwater Beach, FL 34630 (DOB: 8/17/44)	Trustee	Indefinite** 2002–present	Trustee, ATST (1986–present); Director, TIS (2002–present); General Manager, Sheraton Sand Key Resort (1975–present)	84	N/A

William W. Short, Jr. 7882 Lantana Creek Road Largo, FL 33777 (DOB: 2/25/36)	Trustee	Indefinite** 1986–present	Trustee, ATST (2000–present); Director, TIS (2002–present); Retired CEO and Chairman of the Board, Shorts, Inc.	84	N/A

Daniel Calabria 7068 S. Shore Drive S. South Pasadena, FL 33707 (DOB: 3/5/36)	Trustee	Indefinite** 1996–present	Trustee, ATST (2001–present); Director, TIS (2002–present); Trustee (1993–2004) & President (1993–1995), Florida Tax Free Funds	84	N/A

Janice B. Case 205 Palm Island NW Clearwater, FL 33767 (DOB: 9/27/52)	Trustee	Indefinite** 2002–present	Trustee, ATST (2001–present); Director, TIS (2002–present); Director, Central Vermont Public Service Co. (Audit Committee); Director, Western Electricity Coordinating Council (Chairman, Human Resources and Compensation Committee); Senior Vice President (1996–2000), Vice President (1990–1996), Director of Customer Service & Marketing (1987–1990), Florida Power Corporation	84	Central Vermont Public Service Co.

Jack E. Zimmerman 6778 Rosezita Lane Dayton, OH 45459 (DOB: 2/3/28)	Trustee	Indefinite** 1985–present	Retired Director, Regional Marketing of Marietta Corporation & Director of Strategic Planning, Martin Marietta Baltimore Aerospace	39	N/A

Leo J. Hill 7586 Aralia Way Largo, FL 33777 (DOB: 3/27/56)	Trustee	Indefinite** 2002–present	Trustee, ATST (2001–present); Director, TIS (2002–present); Owner & President, Prestige Automotive Group (2001–2005)	84	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held By Trustee
John W. Waechter 3913 Bayview Circle Gulfport, FL 33707 (DOB: 2/25/52)	Trustee	Indefinite** 2005–present	Trustee, ATST (2004–present); Director, TIS (2004–present); Executive Vice President, Chief Financial Officer, Chief Compliance Officer, William R. Hough & Co. (1979–2004); Treasurer, The Hough Group of Funds (1993–2004)	84	N/A

Robert L. Anderson, Ph.D. 3301 Bayshore Blvd., #1408 Tampa, FL 33629 (DOB: 10/30/40)	Trustee	Indefinite** 2005–present	Dean, Professor, College of Business, University of South Florida (1995–present)	39	N/A

OFFICERS

Name, Address* and Age	Position Held with Fund*	Term of Office and Length of Time Served†		Principal Occupation(s) or Employment During Past 5 Years
John K. Carter (DOB: 4/24/61)	Senior Vice President, General Counsel, Secretary & Chief Compliance Officer	1999–	present	Sr. Vice President (2003–present), General Counsel (2002–present), Secretary (1999–present) & Chief Compliance Officer (2004–present), ATST & TIS; Director, Sr. Vice President (2002–present), General Counsel & Secretary (2001–present), TFAI & TFS; Chief Compliance Officer, TFAI (2004–present); Vice President, AFSG Securities Corporation (AFSG) (2001–present); Vice President, Secretary (2003–present) & Chief Compliance Officer (2004–present), TII; Vice President, Transamerica Investment Services, Inc. (TISI) (2003–2005) & TIM (2001–2005)

Glenn E. Brightman (DOB: 12/1/72)	Vice President & Principal Financial Officer	2005–	present	Vice President & Principal Financial Officer, ATST & TIS (2005–present); Vice President & Interim Principal Financial Officer, TII (2005–present)

*  The business address of each officer is 570 Carillon Parkway, St. Petersburg, Florida 33716. No officer of the Fund except for the Chief Compliance Officer receives any compensation from the Fund.

**  Each trustee serves an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

***  May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with TFAI or an affiliate of TFAI.

†  Elected and serves at the pleasure of the Board of Trustees of Transamerica IDEX.

Additional information about the Fund trustees can be found in the Statement of Additional Information, available without charge upon request by calling 1-888-233-4339.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Transamerica IDEX Mutual Funds' proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website (http://www.sec.gov).

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The filing of Form N-PX was made on or before August 31, 2005, for the 12 month-period ending June 30, 2005. Once filed, the Form will be available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q which is available on the Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. Box 9012
Clearwater, FL 33758-9012

www.transamericaidex.com

Investor Services 1-888-233-IDEX (4339)
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: AFSG Securities Corporation, Member NASD

Item 2: Code of Ethics.

(a)           Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)           Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)           During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)           During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)           Not Applicable

(f)            Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that John W. Waechter is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Waechter is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Waechter as “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31
	(in thousands)	2004	2005

(a)	Audit Fees	486	519
(b)	Audit-related Fees	59	85
(c)	Tax Fees	104	69
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

2

* (e) (1)                  The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Peter R. Brown, Daniel Calabria, Janice B. Case, Charles C. Harris, Leo J. Hill, Russell A. Kimball, William W. Short and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

The Registrant’s Nominating Committee’s provisions with respect to nominations of Trustees to its Board are as follows:

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.     Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.     The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

•      The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

•      Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•      Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•      The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•      The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•      A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.     In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

Any shareholder or shareholder group submitting a proposed nominee must beneficially own,

(1)           Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

3

•      Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election.  Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination.  In addition, such securities must continue to be held through the date of the meeting.  The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•      The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares.  In addition the certification shall provide that the shares have been held continuously for at least two years.

4.     Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee.  This submission to the Funds must include:

•                  the shareholder’s contact information;

•                  the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•                  all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

•                  a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5.               The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Item 11: Controls and Procedures.

(a)   Based on their evaluation of Registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of October 31, 2005, Registrant’s principal executive officer and principal financial officer found Registrant’s disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)   There have been no significant changes in Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonable likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12: Exhibits.

(a)   (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3) N/A

(b)   A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica IDEX Mutual Funds
(Registrant)

By:	/s/ Brian C. Scott
Brian C. Scott
Chief Executive Officer
Date: January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian C. Scott
Brian C. Scott
Chief Executive Officer
Date: January 9, 2006

By:	/s/ Glenn E. Brightman
Glenn E. Brightman
Principal Financial Officer
Date: January 9, 2006

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EXHIBIT INDEX

Exhibit No.

Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

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